UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 01136

Guggenheim Funds Trust

(Exact name of registrant as specified in charter)

805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee
Guggenheim Funds Trust
805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant’s telephone number, including area code:	1-301-296-5100

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders
The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

9.30.2014

Guggenheim Funds Annual Report

Guggenheim Floating Rate Strategies Fund

Guggenheim High Yield Fund

Guggenheim Investment Grade Bond Fund

Guggenheim Limited Duration Fund

Guggenheim Macro Opportunities Fund

Guggenheim Municipal Income Fund

Guggenheim Total Return Bond Fund

SBINC-ANN-0914x0915	guggenheiminvestments.com

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This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Funds Distributors, LLC. GI-GOGREEN-0414 x0415 #12604

DEAR SHAREHOLDER	2

ECONOMIC AND MARKET OVERVIEW	5

ABOUT SHAREHOLDERS’ FUND EXPENSES	6

FLOATING RATE STRATEGIES FUND	10

HIGH YIELD FUND	26

INVESTMENT GRADE BOND FUND	40

LIMITED DURATION FUND	56

MACRO OPPORTUNITIES FUND	68

MUNICIPAL INCOME FUND	88

TOTAL RETURN BOND FUND	98

NOTES TO FINANCIAL STATEMENTS	114

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	132

OTHER INFORMATION	133

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	145

GUGGENHEIM INVESTMENTS PRIVACY POLICIES	147

THE GUGGENHEIM FUNDS ANNUAL REPORT 1

September 30, 2014

Dear Shareholder:

Security Investors, LLC and Guggenheim Partners Investment Management (the “Investment Advisers”) are pleased to present the annual shareholder report for one or more of our Funds (the “Funds”) for the year ended September 30, 2014. The Investment Advisers are part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim Partners, LLC and the Investment Advisers.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Manager’s Commentary for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President
October 31, 2014

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Floating Rate Strategies Fund may not be suitable for all investors. • Investments in floating rate senior secured syndicated bank loans and other floating rate securities involve special types of risks, including credit rate risk, interest rate risk, liquidity risk and prepayment risk. • The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. • The Fund’s exposure to high yield securities may subject the Fund to greater volatility. • When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. • The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. • Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. • Investments in reverse repurchase agreements and synthetic instruments (such as synthetic collateralized debt obligations) expose the Fund to the many of the same risks as investments in derivatives. • The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. • The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). • The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. • The Fund’s investments in restricted securities may involve financial and liquidity risk. • The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. • You may have a gain or loss when you sell your shares. • It is important to note that the Fund is not guaranteed by the U.S. government. • Please read the prospectus for more detailed information regarding these and other risks.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2014

High Yield Fund may not be suitable for all investors. • The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. • The Fund’s exposure to high yield securities may subject the Fund to greater volatility. • The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. •The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. • Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. • The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). • Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. • The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. • The Fund’s investments in restricted securities may involve financial and liquidity risk. • You may have a gain or loss when you sell your shares. • It is important to note that the Fund is not guaranteed by the U.S. government. • Please read the prospectus for more detailed information regarding these and other risks.

Investment Grade Bond Fund may not be suitable for all investors. • The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. • The Fund’s exposure to high yield securities may subject the Fund to greater volatility. • When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. • The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. • Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. • Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. • The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. • The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). • Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. • The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. • The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. • The Fund’s investments in restricted securities may involve financial and liquidity risk. • You may have a gain or loss when you sell your shares. • It is important to note that the Fund is not guaranteed by the U.S. government. • Please read the prospectus for more detailed information regarding these and other risks.

Limited Duration Fund may not be suitable for all investors. • The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. • The Fund’s exposure to high yield securities may subject the Fund to greater volatility. • When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. • The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. • Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. • Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. • The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. • The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). • Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. • The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. • The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. • The Fund’s investments in restricted securities may involve financial and liquidity risk. • You may have a gain or loss when you sell your shares. • It is important to note that the Fund is not guaranteed by the U.S. government. • Please read the prospectus for more detailed information regarding these and other risks.

Macro Opportunities Fund may not be suitable for all investors. • The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. • The Fund’s exposure to high yield securities may subject the Fund to greater volatility. • The intrinsic value of the underlying stocks in which the Fund invests may never be realized or the stock may decline in value. • When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. • The use of short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. Theoretically, stocks sold short have the risk of unlimited losses. • The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. • Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. • Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. • The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. • The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). • Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. • A highly liquid secondary market may not exist for the commodity-linked structured notes the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. • The Fund’s exposure to the commodity markets may subject the Fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

September 30, 2014

developments. • The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. • The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. • The Fund’s investments in restricted securities may involve financial and liquidity risk. • You may have a gain or loss when you sell your shares. • It is important to note that the Fund is not guaranteed by the U.S. government. •This Fund is considered nondiversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. • Please read the prospectus for more detailed information regarding these and other risks.

Municipal Income Fund may not be suitable for all investors. • The Fund will be significantly affected by events that affect the municipal bond market, which could include unfavorable legislative or political developments and adverse changes in the financial conditions of state and municipal issuers or the federal government in case it provides financial support to the municipality. Income from municipal bonds held by the Fund could be declared taxable because of changes in tax laws. The Fund may invest in securities that generate taxable income. A portion of the Fund’s otherwise tax-exempt dividends may be taxable to those shareholders subject to the alternative minimum tax. • Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the Fund and the overall municipal market. • Municipalities currently experience budget shortfalls, which could cause them to default on their debt and thus subject the Fund to unforeseen losses. • Like other funds that hold bonds and other fixed-income investments, the Fund’s market value will change in response to interest rate changes and market conditions, among other factors. In general, bond prices rise when interest rates fall and vice versa. • The Fund’s exposure to high-yield securities may subject the Fund to greater volatility. • When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. • The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. •Instruments and strategies (such as reverse repurchase agreements, unfunded commitments, tender option bonds and borrowings) may expose the Fund to many of the same risks as investments in derivatives and may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. • The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. • The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). • Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. • The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. • You may have a gain or loss when you sell your shares. • It is important to note that the Fund is not guaranteed by the U.S. government. • Please read the prospectus for more detailed information regarding these and other risks.

Total Return Bond Fund may not be suitable for all investors. • The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. • The Fund’s exposure to high yield securities may subject the Fund to greater volatility. • When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. • The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. • Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. • Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. • The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. • The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). • Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. • The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. • The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. • The Fund’s investments in restricted securities may involve financial and liquidity risk. • You may have a gain or loss when you sell your shares. • It is important to note that the Fund is not guaranteed by the U.S. government. • Please read the prospectus for more detailed information regarding these and other risks.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2014

Despite market volatility rising in October, for the year ended September 30, data on everything from hiring to housing conveys that the U.S. economy is firing on all cylinders. Overcoming a first-quarter weather-related soft patch, second-quarter GDP was revised upward to 4.6%, led by business investment. Durable goods orders surged over the summer and consumer confidence was at multi-year highs, despite a lower reading for the last part of the period. With tailwinds for economic growth gathering, we could see a strong third quarter GDP reading.

September’s addition of 248,000 non-farm payroll jobs was, on the surface, at least a strong figure and certainly not something to be discounted. However, investor optimism about the report, which also showed the unemployment rate falling to 5.9%—its lowest level since 2008—masked the fact that average hourly earnings were unchanged. Economic data late in the period included disappointing factory orders, poor construction spending, and weaker-than-expected ISM manufacturing data. The most recent decline in the U.S. Conference Board Consumer Confidence Index was worrisome.

The U.S. economy is certainly doing well enough to suggest higher interest rates ahead. With quantitative easing ending in the U.S. in October 2014 and the Fed preparing investors for a higher federal funds rate, the stage is set for U.S. interest rates to move higher. However, our view is that, despite a strengthening U.S. economy, the greater risk is that interest rates head lower in the near term.

Following the “taper tantrum” last year, before rates were able to reach historical norms, the average rate on a 30-year mortgage spiked almost a full percentage point in two months—the sharpest rise since the late 1990s—resulting in an abrupt housing slowdown, which slowed the U.S. economy materially.

In addition, U.S. Treasury yields are still materially higher than those in any other developed market. The spread between 10-year U.S. Treasuries and comparable German bunds reached 157 basis points in September, its widest level since 1999, and the spread between 10-year Treasuries and 10-year Japanese government bonds was recently 189 basis points. With developments in the Middle East increasingly troubling and turbulence continuing elsewhere from Ukraine to Hong Kong, the relative price value of U.S. government bonds versus other safe haven investments should continue to be a factor keeping U.S. interest rates low.

International economic data remain weak. Euro zone economic confidence is falling as the entire region continues to battle below-target inflation. At the start of September, the European Central Bank cut interest rates and signaled their intent to launch a program to purchase asset-backed securities and covered bonds to stimulate the dismal economy. In Japan, retail sales fell month-over-month in August, while industrial production falters.

Economic data around the world confirms our view that central banks are likely to renew efforts to force liquidity into the global financial system, which in turn further supports our positive outlook for risk assets. However, positive returns are unlikely without volatility. While markets continue to rally, gains are becoming more grudging. The upward momentum in U.S. stocks has deteriorated meaningfully while credit spreads, specifically high-yield spreads, have widened significantly over the past number of weeks. While the bull market trend remains intact, as the appreciation in risk assets continues it becomes more likely that this ageing advance will, at some point, experience a correction.

For the year ended September 30, 2014, the return of the Standard & Poor’s 500® Index* (“S&P 500”) was 19.73%. The Barclays U.S. Aggregate Bond Index* returned 3.96% for the year, while the Barclays U.S. Corporate High Yield Index* returned 7.20%. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index* returned 0.05%. The MSCI World Index* returned 12.22%, while the MSCI Emerging Markets Index* returned 4.30%.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

BofA/ML ABS Master AA-BBB Index is a subset of the BofA Merrill Lynch U.S. Fixed Rate Asset Backed Securities Index including all securities rated AA1 through BBB3, inclusive.

Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Barclays U.S. Corporate High Yield Index covers the universe of dollar denominated, fixed rate, non-investment grade debt, taxable corporate debt.

Barclays U.S. Corporate Investment Grade Index is an unmanaged index consisting of publicly issued US Corporate and specified foreign debentures and secured notes that are rated investment grade (Baa3/BBB- or higher) by at least two ratings agencies, have at least one year to final maturity and have at least $250 million par amount outstanding. To qualify, bonds must be SEC-registered.

Barclays Capital U.S. 1-3 Year Corporate Bond Index is designed to measure the performance of the short term U.S. corporate bond market. The Index includes publicly issued U.S. dollar denominated corporate issues that have a remaining maturity of greater than or equal to 1 year and less than 3 years, are rated investment grade (must be Baa3/BBB- or higher using the middle rating of Moody’s Investor Service, Inc., Standard & Poor’s, and Fitch Rating), and have $250 million or more of outstanding face value.

Barclays Municipal Bond Index is a broad market performance benchmark for the tax-exempt bond market. The bonds included in this index must have a minimum credit rating of at least Baa.

Barclays Municipal Long Bond Index is a sub-index of the Barclays Municipal Bond Index that is representative of the performance of municipal bonds with 22+ years to maturity.

Barclays U.S. Aggregate Bond 1-3 Year Total Return Index measures the performance of publicly issued investment grade corporate, U.S. Treasury and government agency securities with remaining maturities of one to three years.

Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the dollar denominated leveraged loan market.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index (Net) is calculated with net dividends reinvested. It is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

S&P 500® Index is a market-weighted stock market index comprised of the stocks of 500 U.S. corporations; the index is owned and maintained by Standard & Poor’s.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2014 and ending September 30, 2014.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	March 31, 2014	September 30, 2014	Period[2]

Table 1. Based on actual Fund return[3]
Floating Rate Strategies Fund
A-Class	1.03%	1.09%	$1,000.00	$1,010.90	$5.19
C-Class	1.79%	0.70%	1,000.00	1,007.00	9.01
Institutional Class	0.79%	1.25%	1,000.00	1,012.50	3.99
High Yield Fund
A-Class	1.27%	1.00%	1,000.00	1,010.00	6.40
B-Class	1.04%	1.10%	1,000.00	1,011.00	5.24
C-Class	2.03%	0.65%	1,000.00	1,006.50	10.21
Institutional Class	1.03%	1.13%	1,000.00	1,011.30	5.19
Investment Grade Bond Fund
A-Class	1.03%	3.55%	1,000.00	1,035.50	5.26
B-Class	1.78%	3.12%	1,000.00	1,031.20	9.06
C-Class	1.78%	3.17%	1,000.00	1,031.70	9.07
Institutional Class	0.78%	3.64%	1,000.00	1,036.40	3.98
Limited Duration Fund
A-Class	0.83%	1.22%	1,000.00	1,012.20	4.19
C-Class	1.56%	0.80%	1,000.00	1,008.00	7.85
Institutional Class	0.57%	1.35%	1,000.00	1,013.50	2.88
Macro Opportunities Fund
A-Class	1.33%	1.09%	1,000.00	1,010.90	6.70
C-Class	2.07%	0.72%	1,000.00	1,007.20	10.42
Institutional Class	0.99%	1.23%	1,000.00	1,012.30	4.99
Municipal Income Fund
A-Class	0.83%	6.28%	1,000.00	1,062.80	4.29
C-Class	1.58%	5.89%	1,000.00	1,058.90	8.15
Institutional Class	0.58%	6.41%	1,000.00	1,064.10	3.00
Total Return Bond Fund
A-Class	0.81%	3.21%	1,000.00	1,032.10	4.13
C-Class	1.67%	2.84%	1,000.00	1,028.40	8.49
Institutional Class	0.57%	3.43%	1,000.00	1,034.30	2.91

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	March 31, 2014	September 30, 2014	Period[2]

Table 2. Based on hypothetical 5% return (before expenses)
Floating Rate Strategies Fund
A-Class	1.03%	5.00%	$1,000.00	$1,019.90	$5.22
C-Class	1.79%	5.00%	1,000.00	1,016.09	9.05
Institutional Class	0.79%	5.00%	1,000.00	1,021.11	4.00
High Yield Fund
A-Class	1.27%	5.00%	1,000.00	1,018.70	6.43
B-Class	1.04%	5.00%	1,000.00	1,019.85	5.27
C-Class	2.03%	5.00%	1,000.00	1,014.89	10.25
Institutional Class	1.03%	5.00%	1,000.00	1,019.90	5.22
Investment Grade Bond Fund
A-Class	1.03%	5.00%	1,000.00	1,019.90	5.22
B-Class	1.78%	5.00%	1,000.00	1,016.14	9.00
C-Class	1.78%	5.00%	1,000.00	1,016.14	9.00
Institutional Class	0.78%	5.00%	1,000.00	1,021.16	3.95
Limited Duration Fund
A-Class	0.83%	5.00%	1,000.00	1,020.91	4.20
C-Class	1.56%	5.00%	1,000.00	1,017.25	7.89
Institutional Class	0.57%	5.00%	1,000.00	1,022.21	2.89
Macro Opportunities Fund
A-Class	1.33%	5.00%	1,000.00	1,018.40	6.73
C-Class	2.07%	5.00%	1,000.00	1,014.69	10.45
Institutional Class	0.99%	5.00%	1,000.00	1,020.10	5.01
Municipal Income Fund
A-Class	0.83%	5.00%	1,000.00	1,020.91	4.20
C-Class	1.58%	5.00%	1,000.00	1,017.15	7.99
Institutional Class	0.58%	5.00%	1,000.00	1,022.16	2.94
Total Return Bond Fund
A-Class	0.81%	5.00%	1,000.00	1,021.01	4.10
C-Class	1.67%	5.00%	1,000.00	1,016.70	8.44
Institutional Class	0.57%	5.00%	1,000.00	1,022.21	2.89

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.
[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
[3]	Actual cumulative return at net asset value for the period March 31, 2014 to September 30, 2014.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

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THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2014

To Our Shareholders

Guggenheim Floating Rate Strategies Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Michael P. Damaso, Senior Managing Director and Portfolio Manager; Anne B. Walsh, Senior Managing Director; Kevin H. Gundersen, Senior Managing Director and Portfolio Manager; and James W. Michal, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2014.

For the one-year period ended September 30, 2014 (the “Period”), the Guggenheim Floating Rate Strategies Fund returned 4.42%1, compared with the 4.31% return of its benchmark, the Credit Suisse Leveraged Loan Index.

The Fund seeks to provide a high level of current income while maximizing total return. The Fund pursues its objective by normally investing at least 80% of its assets in floating rate securities, including senior secured syndicated bank loans and asset-backed securities (ABS).

The leveraged credit market performed well for the 12 months ended September 30, 2014, even as it contended with Treasury rate volatility and frothy valuations, as investors searched for yield amid generally declining interest rates. The last three months in the Period were particularly bumpy, as markets tried to ascertain what the Fed might do about short-term interest rates. Quantitative easing was expected to end in October, and the Fed began signaling a higher federal funds rate as soon as late 2015.

It was the general decline in Treasury yields over the Period, and not fundamentals, that appeared to drive outflows from bank loan mutual funds in the last half of the Period. However, the bank loan market was not as affected as the high yield space by mutual fund outflows, due to strong demand from the collateralized loan obligation (CLO) market. On track to set a new annual record, CLO creation raised $93 billion through the first three quarters of 2014.

For most of the Period, bank loan discount margins tightened. The events that drove spread widening in the third quarter demonstrate that investors are becoming increasingly reactive to factors outside of the fundamentals that underscore our positive outlook on credit. Even though U.S. economic data was mixed in September, it has been strong year to date, and the improving health of the U.S. economy and low interest rates continue to underscore our expectation that spreads can compress further. Volatility is likely to continue, but as the economy improves, brief periods of spread widening should be viewed as buying opportunities.

Positive performance in the quarter was primarily a result of credit selection, as Guggenheim’s bottom-up, downside protection led approach limited downside risk versus the benchmark. The Fund was consistently positioned through the Period, with approximately 80% of assets invested in leveraged loans and the remainder invested in high yield bonds, asset-backed securities and non-agency mortgage-backed securities. The Fund has been constructed flexibly, so that it can add selected fixed rate high yield exposure where it is attractive, while maintaining the majority of its focus on bank debt. The Fund benefited from reducing exposure to assets that had less upside with respect to spread compression, while selectively adding to holdings that can be expected to benefit from sustained period of economic expansion.

Most bank loans traded wide of ex-recession averages for the Period, indicating that there may be room for further spread compression. The Fund favored BB-rated and B-rated bank loans, which we believe offered better relative value than loans in the lower-quality CCC space. The Fund has maintained an average portfolio quality of B+ and has the ability to invest across the ratings spectrum.

We continue to identify relative value in bank loans, which we expect will outperform fixed-rated investments in a rising rate environment. Some of the best opportunities exist in the upper middle market segments, which offer a yield pickup over larger tranches that are often overlooked and underfollowed.

Outperformance was also a result of a lower risk profile of the Fund compared with the market. The Fund’s exposure to floating rate assets (primarily bank loans), and shorter-maturity bonds acted as a buffer to market volatility. The Fund has used market sell-offs to capture opportunities to buy issues we view as being cheap compared to inherent value.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited) (concluded)	September 30, 2014

Our research suggests that macroeconomic indicators in the U.S. are pointing higher, which by itself would suggest a relaxation in accommodative monetary policy ahead—and therefore transmission of high real interest rates. Despite a strengthening U.S. economy, there is the potential that interest rates head lower in the near future.

Historically, credit spreads begin to widen approximately 80 months following the end of a recession, and September 2014 marks the 63rd month following the end of the last recession, indicating the potential for further spread tightening over the next 17 months. Credit cycles typically only end after corporate defaults start to spike, which typically starts to happen 12-24 months after the Federal Reserve begins raising short-term interest rates.

Performance displayed represents past performance which is no guarantee of future results.

1 Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses, and, in the absence of such waivers, the performance quoted would be reduced.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2014

FLOATING RATE STRATEGIES FUND

OBJECTIVE: Seeks to provide a high level of current income while maximizing total return.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Portfolio Composition by Quality Rating*

% of
Rating	Total Investments

Fixed Income Instruments
AAA	0.5%
AA	1.1%
A	1.8%
BBB	10.2%
BB	20.6%
B	53.9%
CCC	5.5%
Other	4.0%
Other Instruments
Short Term Investments	2.1%
Common Stocks	0.3%

Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

Inception Dates:

A-Class	November 30, 2011
C-Class	November 30, 2011
Institutional Class	November 30, 2011

Ten Largest Holdings (% of Total Net Assets)

Cartrawler- Mustang Bidco Ltd.	1.8%
Alliance Boots Ltd.	1.4%
Infor (US), Inc.	1.2%
Scout24 AG	1.2%
Flakt Woods	1.2%
HUB International Ltd.	1.0%
National Financial Partners Corp.	1.0%
Crosby Worldwide	1.0%
Active Network, Inc., The	1.0%
Go Daddy Operating Company, LLC	0.9%

Top Ten Total	11.7%

“Ten Largest Holdings" exclude any temporary cash or derivative investments.

* Source: Factset. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All rated securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Unrated securities do not necessarily indicate low credit quality. Security ratings are determined at the time of purchase and may change thereafter.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	September 30, 2014

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended September 30, 2014

		Since Inception
	1 Year	(11/30/11)

A-Class Shares	4.42%	7.19%

A-Class Shares with sales charge†	-0.55%	5.36%

C-Class Shares	3.64%	6.39%

C-Class Shares with CDSC‡	2.64%	6.39%

Institutional Class Shares	4.67%	7.45%

Credit Suisse Leveraged Loan Index	4.31%	6.52%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Credit Suisse Leveraged Loan Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS	September 30, 2014

FLOATING RATE STRATEGIES FUND

		SHARES	VALUE

COMMON STOCKS†- 0.3%

CONSUMER DISCRETIONARY - 0.3%
Travelport LLC*		189,931	$3,126,264

BASIC MATERIALS - 0.0%
Mirabela Nickel Ltd.*		4,755,634	274,784

Total Common Stocks
(Cost $5,290,286)			3,401,048

SHORT TERM INVESTMENTS†- 2.2%
Federated U.S. Treasury Cash Reserve Fund		27,996,441	27,996,441

Total Short Term Investments
(Cost $27,996,441)			27,996,441

		FACE
		AMOUNT

SENIOR FLOATING RATE INTERESTS††,2,6 - 76.3%

INDUSTRIAL -16.9%
Amber Bidco Foster + Partners
6.28% due 07/18/21†††		$10,480,000	10,270,400
5.01% due 07/18/21†††	GBP	3,500,000	5,560,509
Flakt Woods
2.63% due 03/20/17[5]	EUR	12,115,820	14,690,479
Crosby Worldwide
3.75% due 11/23/20		12,902,500	12,321,887
Sabre, Inc.
4.00% due 02/19/19		11,256,561	11,097,883
Brickman Group Holdings, Inc.
4.00% due 12/18/20		11,221,305	10,964,112
Mitchell International, Inc.
4.50% due 10/13/20		6,352,000	6,281,874
8.50% due 10/11/21		3,050,000	3,038,563
Minimax Viking
4.25% due 08/14/20		8,610,676	8,589,149
Rexnord LLC/ RBS Global, Inc.
4.00% due 08/21/20		8,316,000	8,171,967
US Infrastructure Corp.
4.00% due 07/10/20		6,813,750	6,660,441
Thermasys Corp.
5.25% due 05/03/19		6,611,719	6,573,172
SIRVA Worldwide, Inc.
7.50% due 03/27/19		5,910,000	5,998,650
Ceridian Corp.
4.50% due 05/09/17		2,846,109	2,810,533
4.15% due 05/09/17		2,728,535	2,716,611
Berlin Packaging LLC
5.75% due 04/02/19		3,564,000	3,557,335
9.75% due 04/02/20		1,900,000	1,885,750
Doncasters Group Ltd.
9.50% due 10/09/20		3,834,483	3,824,897
4.50% due 04/09/20		1,469,852	1,457,917
Connolly Corp.
5.00% due 05/14/21		4,987,500	4,956,328
Transdigm, Inc.
3.75% due 06/04/21		4,788,000	4,698,225
Gogo LLC
11.25% due 03/21/18[5]		4,286,367	4,500,685
Power Borrower, LLC
4.25% due 05/06/20		2,940,002	2,873,851
8.25% due 11/06/20		1,670,000	1,619,900
SRA International, Inc.
6.50% due 07/20/18		4,402,702	4,391,696
syncreon
5.25% due 10/28/20		3,771,500	3,733,785
Sutherland Global Services, Inc.
7.25% due 03/06/19		3,700,000	3,690,750
Ceva Logistics US Holdings
6.50% due 03/19/21		3,764,335	3,637,289
Knowledge Learning Corp.
5.25% due 03/18/21		3,532,250	3,532,250
NaNa Development Corp.
8.00% due 03/15/18[5]		3,570,000	3,498,600
Univision Communications, Inc.
4.00% due 03/01/20		3,152,007	3,088,967
Camp Systems International
4.75% due 05/31/19		1,885,639	1,880,925
8.25% due 11/29/19		1,150,000	1,157,188
GYP Holdings III Corp.
4.75% due 04/01/21		2,793,000	2,751,105
Ceva Logistics Holdings BV (Dutch)
6.50% due 03/19/21		2,729,143	2,637,034
Mast Global
8.75% due 09/12/19†††,5		2,646,875	2,624,751
Learning Care Group (US), Inc.
5.50% due 05/05/21		2,543,625	2,539,377
Ceva Group plc (United Kingdom)
6.50% due 03/19/21		2,600,985	2,509,951
Ranpak
4.50% due 04/23/19		1,995,022	1,990,653
8.50% due 04/23/20		500,000	504,165
Realogy Corp.
3.75% due 03/05/20		2,462,641	2,416,466
Kronos, Inc.
4.50% due 10/30/19[5]		2,422,566	2,403,645
MRC Global, Inc.
5.52% due 11/08/19		2,346,275	2,342,850
SI Organization
5.75% due 11/23/19		2,290,521	2,298,400
Nord Anglia Education Finance LLC
4.50% due 03/31/21		1,645,875	1,633,531
Braas Monier Buildings Group
4.70% due 10/15/20	EUR	1,216,837	1,544,580
Gogo LLC
7.50% due 03/21/18		1,375,779	1,389,537
Dematic S.A.
4.25% due 12/28/19		1,354,856	1,333,693
CareCore National LLC
5.50% due 03/05/21		1,343,250	1,333,176
IntraWest Holdings S.à r.l.
5.50% due 12/09/20		1,182,050	1,182,050
V.Group Ltd.
5.00% due 06/25/21		1,047,375	1,039,520

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2014

FLOATING RATE STRATEGIES FUND

		FACE
		AMOUNT	VALUE

CPM Acquisition Corp.
6.25% due 08/29/17		$377,192	$376,249
10.25% due 03/01/18		325,000	328,250
Panolam Industries International, Inc.
7.76% due 08/23/17		549,352	546,606
Wireco Worldgroup, Inc.
6.00% due 02/15/17		485,361	487,385
Ceva Logistics Canada, ULC
6.50% due 03/19/21		470,542	454,661
Omnitracs, Inc.
8.75% due 05/25/21		350,000	348,250
Advanced Disposal Services, Inc.
3.75% due 10/09/19		349,590	339,802
Hunter Fan Co.
6.50% due 12/20/17		221,823	221,269
Total Safety U.S., Inc.
9.25% due 09/13/20		99,750	96,758

Total Industrial			211,406,282

CONSUMER, CYCLICAL - 13.3%
Alliance Boots Ltd.
3.98% due 07/09/17	GBP	10,521,726	17,042,006
BJ’s Wholesale Club, Inc.
4.50% due 09/26/19		11,482,260	11,293,835
Smart & Final Stores LLC
4.75% due 11/15/19		10,410,926	10,378,443
Burger King Corp.
4.50% due 09/24/21		10,200,000	10,120,644
Alexander Mann Solutions Ltd.
5.75% due 12/20/19		7,940,000	7,860,600
Neiman Marcus Group, Inc.
4.25% due 10/25/20		7,967,152	7,819,998
Lions Gate Entertainment Corp.
5.00% due 07/19/20		7,400,000	7,418,500
Sears Holdings Corp.
5.50% due 06/30/18		7,102,653	6,898,452
Hilton Worldwide Holdings, Inc.
3.50% due 10/26/20		6,378,596	6,272,265
Party City Holdings, Inc.
4.00% due 07/27/19		5,968,790	5,859,024
Compucom Systems, Inc.
4.25% due 05/07/20		4,340,806	4,156,321
Nassa Midco AS
4.25% due 05/14/21	EUR	3,300,000	4,121,093
Ollies Bargain Outlet
4.75% due 09/28/19		4,139,994	4,106,377
Advantage Sales & Marketing, Inc.
4.25% due 07/21/21		4,112,903	4,038,007
CPA Global
4.50% due 12/03/20		3,930,250	3,920,424
TI Automotive Ltd.
4.25% due 07/02/21		3,920,175	3,863,842
Digital Cinema
3.25% due 05/17/21		3,756,176	3,704,529
Acosta, Inc.
5.00% due 09/26/21		3,700,000	3,690,750
Aecom Techology Corp.
3.75% due 09/17/21		3,600,000	3,590,352
Warner Music Group
3.75% due 07/01/20		3,712,500	3,578,516
Fitness International LLC
5.50% due 07/01/20		3,491,250	3,456,338
Pinnacle Entertainment, Inc.
3.75% due 08/13/20		3,242,652	3,196,704
Men’s Wearhouse
4.50% due 06/18/21		3,100,000	3,079,323
ServiceMaster Co.
4.25% due 07/01/21		3,050,000	3,000,926
Tank & Rast
3.58% due 12/10/19	EUR	2,340,000	2,955,478
Capital Automotive LP
6.00% due 04/30/20		2,830,000	2,858,300
California Pizza Kitchen, Inc.
5.25% due 03/29/18		2,949,450	2,819,498
SNL Financial
4.50% due 10/23/18		2,029,659	2,019,511
GCA Services Group, Inc.
4.29% due 11/01/19		1,760,536	1,743,670
9.25% due 11/01/20		200,000	199,500
Southern Graphics, Inc.
4.25% due 10/17/19		1,836,278	1,819,072
CHG Healthcare Services, Inc.
4.25% due 11/19/19		1,830,587	1,818,011
Fleetpride Corp.
5.25% due 11/19/19		1,598,401	1,580,419
AlixPartners, LLP
4.00% due 07/10/20		1,422,755	1,399,037
1-800 Contacts, Inc.
4.25% due 01/29/21		1,293,500	1,274,098
Container Store, Inc.
4.25% due 04/06/19		890,430	872,621
Equinox Fitness
4.25% due 01/31/20		592,247	583,364
Jacobs Entertainment, Inc.
5.25% due 10/29/18		490,000	455,700
Navistar, Inc.
5.75% due 08/17/17		312,500	312,891
CKX Entertainment, Inc.
9.00% due 06/21/17[5]		145,875	123,994

Total Consumer, Cyclical			165,302,433

TECHNOLOGY - 12.1%
Infor (US), Inc.
3.75% due 06/03/20		15,743,196	15,372,925
Active Network, Inc., The
5.50% due 11/13/20		12,202,053	12,095,285
Go Daddy Operating Company, LLC
4.75% due 05/13/21		12,070,679	11,882,135
Greenway Medical Technologies
6.00% due 11/04/20[5]		9,925,000	9,875,375
GlobalLogic Holdings, Inc.
6.25% due 05/31/19		9,676,875	9,362,377
Wall Street Systems
4.50% due 04/30/21		8,778,000	8,690,220
CallCredit Info Group Ltd.
5.21% due 02/12/21[5]	GBP	5,300,000	8,534,731

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	September 30, 2014

FLOATING RATE STRATEGIES FUND
		FACE
		AMOUNT	VALUE

LANDesk Group, Inc.
5.00% due 02/25/20		$8,415,213	$8,376,671
Aspect Software, Inc.
7.25% due 05/07/16		7,890,917	7,868,744
Activision Blizzard
3.25% due 10/12/20		6,356,250	6,335,274
Evergreen Skill
5.75% due 04/28/21		5,750,000	5,637,415
Deltek, Inc.
4.50% due 10/10/18		5,608,482	5,563,614
EIG Investors Corp.
5.00% due 11/09/19		5,382,137	5,361,954
Applied Systems, Inc.
4.25% due 01/25/21		5,304,900	5,238,589
Avago Technologies Ltd.
3.75% due 05/06/21		4,987,500	4,938,273
CDW LLC
3.25% due 04/29/20		4,925,019	4,800,515
Sophos
5.00% due 01/29/21		4,447,650	4,430,971
Telx Group
4.50% due 04/09/20		2,942,625	2,890,217
7.50% due 04/09/21		600,000	595,002
Renaissance Learning Corp.
4.50% due 04/09/21		3,482,500	3,406,338
Paradigm Ltd
4.75% due 07/30/19[5]		3,265,057	3,227,312
Lantiq Deutschland GmbH
11.00% due 11/16/15[5]		1,881,406	1,862,592
Sparta Holding Corp.
6.25% due 07/28/20†††		1,450,000	1,435,890
Eze Castle Software, Inc.
7.25% due 04/05/21		1,441,176	1,427,961
Attachmate Group, Inc., The
7.25% due 11/22/17		1,119,620	1,119,967
American Builders & Contractors
Supply Co., Inc.
3.50% due 04/16/20		693,000	678,925
P2 Energy Solutions
9.00% due 04/30/21		390,000	390,975
Sophia, LP
4.00% due 07/19/18		366,703	361,202

Total Technology			151,761,449

FINANCIAL -11.1%
HUB International Ltd.
4.25% due 10/02/20		12,699,173	12,408,107
Expert Global Solutions
8.50% due 04/03/18		11,855,722	11,826,083
7.46% due 04/02/17[5]		583,333	554,167
National Financial Partners Corp.
4.50% due 07/01/20		12,499,154	12,374,162
First Data Corp.
3.65% due 03/23/18		9,300,000	9,111,117
4.15% due 03/24/21		1,199,869	1,181,871
3.65% due 09/24/18		400,000	391,252
Magic Newco, LLC
5.00% due 12/12/18		9,036,776	9,014,184
12.00% due 06/12/19		500,000	564,165
York Risk Services
4.75% due 10/01/21†††		6,452,439	6,416,176
HSBC Holdings
due 03/30/20[1]		6,250,000	6,062,500
Banca Civica (UK) - Chambertin
5.07% due 08/12/20†††	GBP	3,800,000	6,006,322
Intertrust Group
8.00% due 04/11/22		3,300,000	3,261,489
7.50% due 04/16/21		2,616,000	2,598,342
American Stock Transfer & Trust
5.75% due 06/26/20		5,798,967	5,757,910
WTG Holdings
4.75% due 01/15/21		5,706,875	5,635,539
AmWINS Group, LLC
5.00% due 09/06/19		4,731,910	4,720,080
International Lease Finance
3.50% due 03/06/21		4,700,000	4,633,401
Wastequip, Inc.
5.50% due 08/09/19		4,406,719	4,397,553
Nuveen Investments, Inc.
4.16% due 05/13/17		4,000,000	3,987,840
6.50% due 02/28/19		400,000	400,300
RCS Capital
6.50% due 04/29/19		4,295,625	4,311,734
STG-Fairway Acquisitions, Inc.
6.25% due 02/28/19		2,955,021	2,949,495
10.50% due 08/28/19†††,5		1,300,000	1,290,142
Lineage Logistics LLC
4.50% due 04/07/21		4,069,550	4,018,681
Genex Services, Inc.
5.25% due 05/28/21		2,793,000	2,775,544
Fly Leasing Ltd.
4.50% due 08/09/19		2,592,734	2,586,901
Transunion Holding Co.
4.00% due 04/09/21		2,487,500	2,445,536
USI Holdings Corp.
4.25% due 12/27/19		2,353,190	2,309,068
Cunningham Lindsey U.S., Inc.
5.00% due 12/10/19		1,623,341	1,594,933
9.25% due 06/10/20		194,886	194,643
AssuredPartners
4.50% due 04/02/21		1,600,000	1,577,008
Alliant Holdings I, LLC
4.25% due 12/20/19		865,759	852,773
Hamilton Lane Advisors LLC
4.00% due 02/28/18		177,542	175,766

Total Financial			138,384,784

COMMUNICATIONS - 8.9%
Cartrawler- Mustang Bidco Ltd.
4.26% due 04/29/21	EUR	17,700,000	22,327,598
Scout24 AG
4.26% due 02/12/21	EUR	12,000,000	15,137,354
Zayo Group LLC
4.00% due 07/02/19		8,772,742	8,634,571
Asurion Corp.
4.25% due 07/08/20		4,108,000	4,037,835
5.00% due 05/24/19		3,871,132	3,848,408
Avaya, Inc.
6.50% due 03/31/18		4,904,716	4,858,759
7.75% due 10/26/17		2,325,100	2,213,565

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2014

FLOATING RATE STRATEGIES FUND

		FACE
		AMOUNT	VALUE

Ziggo BV
3.50% due 01/15/22	EUR	5,670,300	$7,052,299
Light Tower Fiber LLC
4.00% due 04/13/20		6,426,193	6,307,052
Cengage Learning Acquisitions, Inc.
7.00% due 03/31/20		5,621,750	5,609,719
Trader Media Corporation Ltd.
5.01% due 12/08/17	GBP	3,376,319	5,470,912
CBS Outdoor Americas Capital LLC
3.00% due 01/31/21		4,600,000	4,526,216
Interactive Data Corp.
4.75% due 05/02/21		4,438,875	4,412,508
Charter Communications Operating LLC
4.25% due 09/10/21		4,100,000	4,085,076
Univision Communications, Inc.
4.00% due 03/01/20		2,991,879	2,933,926
Live Nation Worldwide, Inc.
3.50% due 08/14/20		2,970,000	2,930,083
Cumulus Media, Inc.
4.25% due 12/23/20		2,314,885	2,273,402
Virgin Media Investment Holdings Ltd.
3.50% due 06/07/20		2,000,000	1,945,460
Anaren, Inc.
5.50% due 02/18/21		1,588,000	1,576,090
9.25% due 08/18/21		275,000	273,625
Level 3 Communications, Inc.
4.00% due 08/01/19		750,000	735,938
Clientlogic Corp.
7.48% due 01/30/17		250,000	250,418

Total Communications			111,440,814

CONSUMER, NON-CYCLICAL - 8.2%
Albertson’s (Safeway) Holdings LLC
5.50% due 08/25/21		11,700,000	11,636,587
CTI Foods Holding Co. LLC
8.25% due 06/28/21		8,650,000	8,682,438
4.50% due 06/28/20		1,336,500	1,328,147
Performance Food Group
6.25% due 11/14/19		9,871,471	9,834,453
ABG Intermediate Holdings 2 LLC
5.50% due 05/27/21		8,457,500	8,415,213
Dole Food Company, Inc.
4.50% due 11/01/18		7,833,333	7,745,208
Reddy Ice Holdings, Inc.
6.75% due 04/01/19[5]		4,841,225	4,574,958
10.75% due 10/01/19[5]		2,000,000	1,780,000
Grocery Outlet, Inc.
6.50% due 12/17/18		5,462,051	5,445,009
Arctic Glacier Holdings, Inc.
5.00% due 05/10/19		5,447,906	5,366,187
Alliance Boots Ltd.
3.48% due 07/09/15	GBP	2,986,900	4,832,352
Hearthside Foods
4.50% due 06/02/21		3,042,375	3,022,082
Hostess Brands
6.75% due 04/09/20		2,786,000	2,841,720
Akorn, Inc.
4.50% due 04/16/21		2,800,000	2,779,868
Serta Simmons Holdings LLC
4.25% due 10/01/19		2,736,956	2,707,889
Continental Foods
4.33% due 08/20/21	EUR	2,000,000	2,500,436
DS Waters of America, Inc.
5.25% due 08/30/20		2,475,000	2,499,750
Ceramtec GMBH
4.25% due 08/30/20		2,262,989	2,238,957
Mitel Networks Corp.
5.25% due 01/31/20		2,047,405	2,050,824
NES Global Talent
6.50% due 10/03/19		1,962,500	1,942,875
AdvancePierre Foods, Inc.
5.75% due 07/10/17		1,458,936	1,458,323
9.50% due 10/10/17		491,000	483,635
DJO Finance LLC
4.25% due 09/15/17		1,905,419	1,889,146
Fender Musical Instruments Corp.
5.75% due 04/03/19		1,333,743	1,328,741
Birds Eye Iglo Group Ltd.
4.26% due 06/30/20	EUR	1,000,000	1,240,568
Aramark Corp.
3.25% due 02/24/21		1,213,900	1,188,869
Catalent Pharma Solutions, Inc.
4.50% due 05/20/21		1,175,516	1,167,922
Healthport, Inc.
5.25% due 10/04/19		744,375	738,792
Rite Aid Corp.
5.75% due 08/21/20		500,000	505,625
Reynolds Group Holdings
4.00% due 12/01/18		491,287	485,638
Targus Group International, Inc.
12.00% due 05/24/16[5]		229,401	186,389

Total Consumer, Non-cyclical			102,898,601

BASIC MATERIALS - 3.0%
Chromaflo Technologies
4.50% due 12/02/19		11,661,875	11,516,102
WR Grace & Co.
3.00% due 02/03/21		6,760,488	6,697,953
Royal Adhesives and Sealants
5.50% due 07/31/18		4,947,867	4,966,421
Minerals Technologies, Inc.
4.00% due 05/07/21		4,206,558	4,167,142
CPG International, Inc.
4.75% due 09/30/20		3,691,700	3,670,177
Ennis-Flint
4.25% due 03/31/21		2,089,500	2,026,815
7.75% due 09/30/21		550,000	529,375
Berry Plastics Corp.
3.50% due 02/08/20		1,088,945	1,059,609
3.75% due 01/06/21		895,500	874,348
Fortescue Metals Group Ltd.
3.75% due 06/30/19		990,000	968,190
Hoffmaster Group, Inc.
6.28% due 05/09/19[5]		500,000	445,930
Atkore International, Inc.
7.75% due 10/09/21		400,000	396,000

Total Basic Materials			37,318,062

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	September 30, 2014

FLOATING RATE STRATEGIES FUND

	FACE
	AMOUNT	VALUE

ENERGY - 1.8%
Floatel International Ltd.
6.00% due 06/27/20	$6,716,250	$6,581,925
PSS Companies
5.50% due 01/28/20	5,726,942	5,698,307
Pacific Drilling
4.50% due 05/18/18	5,676,888	5,480,581
Panda Temple II Power
7.25% due 04/03/19	4,500,000	4,590,000
EP Energy LLC
4.50% due 04/30/19	281,250	279,579

Total Energy		22,630,392

UTILITIES - 1.0%
Astoria Generating Company Acquisitions LLC
9.25% due 10/26/17	6,319,091	6,429,675
Expro Holdings UK 3 Ltd.
5.75% due 08/12/21	5,950,000	5,917,751

Total Utilities		12,347,426

Total Senior Floating Rate Interests
(Cost $966,574,785)		953,490,243

ASSET BACKED SECURITIES†† - 10.3%
Gramercy Real Estate CDO 2007-1 Ltd.
0.51% due 08/15/56[2,3]	11,257,820	9,921,517
Castlelake Aircraft Securitization Trust 2014-1
5.25% due 02/15/29	4,237,998	4,254,102
7.50% due 02/15/29	3,122,735	3,126,483
Cedar Woods CRE CDO Ltd. 2006-1A
0.42% due 07/25/51	8,099,793	6,935,043
GreenPoint Mortgage Funding Trust 2005-HE4
0.86% due 07/25/30[2]	7,300,000	6,833,975
RAIT CRE CDO I Ltd. 2006-1X
0.48% due 11/20/46	6,250,723	5,616,900
N-Star REL CDO VIII Ltd. 2006-8A
0.51% due 02/01/41[2,3]	3,250,000	2,923,375
0.44% due 02/01/41[2,3]	1,664,835	1,596,743
N-Star Real Estate CDO IX Ltd.
0.47% due 02/01/41[5]	4,495,054	4,312,106
KKR Financial CLO 2007-1 Ltd.
2.48% due 05/15/21[2,3]	4,100,000	4,020,460
Structured Asset Securities Corporation
Mortgage Loan Trust 2006-OPT1
0.41% due 04/25/36[2]	4,300,000	3,870,899
CIT Mortgage Loan Trust 2007-1
1.60% due 10/25/37[2,3]	3,400,000	3,158,760
Newstar Commercial Loan Funding 2013-1 LLC
4.78% due 09/20/23[2,3]	2,750,000	2,700,225
5.53% due 09/20/23[2,3]	250,000	249,375
Jasper CLO Ltd. 2005-1A
1.14% due 08/01/17[2,3]	3,000,000	2,868,300
Halcyon Loan Advisors Funding 2012-1 Ltd.
3.23% due 08/15/23[2,3]	2,600,000	2,554,760
ALM XIV Ltd. 2014-14A
3.68% due 07/28/26[2,3]	2,650,000	2,501,070
Lehman XS Trust 2007-9
0.27% due 06/25/372	2,743,806	2,475,997
Fortress Credit Opportunities V CLO Ltd. 2014-5A
4.73% due 10/15/26[2,3]	2,500,000	2,444,750
Wachovia Asset Securitization Issuance II
LLC 2007-HE1 Trust
0.29% due 07/25/37[2,3]	2,726,563	2,391,632
Tricadia CDO 2006-6 Ltd.
0.79% due 11/05/41[2,3]	1,750,000	1,654,800
0.99% due 11/05/41[2,3]	550,000	505,340
TCW Global Project Fund III Ltd. 2005-1A
0.88% due 09/01/17†††,2,3	1,750,000	1,684,550
1.08% due 09/01/17†††,2,3	500,000	428,900
GSAMP Trust 2005-HE6
0.59% due 11/25/35[2]	2,250,000	2,071,694
Duane Street CLO IV Ltd. 2007-4A
2.48% due 11/14/21[2,3]	2,000,000	1,934,400
Highland Park CDO I Ltd. 2006-1A
0.56% due 11/25/51[2,3]	1,932,775	1,843,094
Copper River CLO Ltd. 2007-1A
1.73% due 01/20/21[2,3]	1,500,000	1,370,700
1.03% due 01/20/21[2,3]	500,000	468,350
Acis CLO 2013-2 Ltd.
4.08% due 10/14/22[2,3]	1,800,000	1,738,620
Rockwall CDO II Ltd. 2007-1A
0.49% due 08/01/24[2,3]	1,740,241	1,665,584
DIVCORE CLO Ltd. 2013-1A B
4.05% due 11/15/32	1,600,000	1,600,960
MCF CLO I LLC 2013-1A
3.78% due 04/20/23[2,3]	1,500,000	1,483,950
Drug Royalty II Limited Partnership 2 2014-1
3.48% due 07/15/23[3]	1,471,304	1,471,120
Global Leveraged Capital Credit
Opportunity Fund 2006-1A
1.23% due 12/20/18[2,3]	1,288,000	1,244,852
GSAA Home Equity Trust 2007-7
0.42% due 07/25/37[2]	1,377,290	1,168,438
Grayson CLO Ltd. 2006-1A
0.65% due 11/01/21[2,3]	1,200,000	1,112,040
Halcyon Structured Asset Management Long
Secured/Short Unsecured 2007-1 Ltd.
2.54% due 08/07/21[2,3]	1,100,000	1,085,370
Cerberus Onshore II CLO LLC 2014-1A
4.23% due 10/15/23[2,3]	600,000	565,860
3.73% due 10/15/23[2,3]	500,000	486,250
Telos CLO 2007-2 Ltd.
2.43% due 04/15/22[2,3]	1,100,000	1,049,290
Telos CLO Ltd. 2013-3A
4.48% due 01/17/24[2,3]	1,050,000	1,025,010
New Century Home Equity Loan Trust 2004-4
0.95% due 02/25/35[2]	1,095,332	1,004,005
Putnam Structured Product CDO 2002-1 Ltd.
0.83% due 01/10/38[2,3]	1,090,390	1,002,286
Hewett’s Island CDO Ltd. 2007-6A
2.48% due 06/09/19[2,3]	1,000,000	996,200
Gramercy Park CLO Ltd. 2014-1AR
4.28% due 07/17/23[2,3]	1,000,000	993,300
Liberty CLO Ltd. 2005-1A
0.74% due 11/01/17[2,3]	1,000,000	990,200
Salus CLO 2012-1 Ltd. 2013-1AN
6.98% due 03/05/21[2,3]	1,000,000	988,800
Acis CLO 2013-1 Ltd.
4.73% due 04/18/24[2,3]	1,000,000	986,200

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2014

FLOATING RATE STRATEGIES FUND

	FACE
	AMOUNT	VALUE

COA Summit CLO Limited 2014-1
4.09% due 04/20/23[2,3]	$1,000,000	$984,900
ARES XXVI CLO Ltd. 2013-1A
due 04/15/25[3,8]	1,250,000	943,375
NewStar Commercial Loan Trust 2007-1
1.53% due 09/30/22[2,3]	500,000	472,850
2.53% due 09/30/22[2,3]	500,000	470,450
Churchill Financial Cayman Ltd. 2007-1A
2.83% due 07/10/19[2,3]	1,000,000	937,700
West Coast Funding Ltd. 2006-1A
0.38% due 11/02/41[2,3]	865,660	849,645
Aerco Ltd. 2000-2A
0.61% due 07/15/25[2]	1,546,568	835,147
Structured Asset Securities Corporation
Mortgage Loan Trust 2007-BC1
0.28% due 02/25/37[2]	900,000	777,946
Garrison Funding 2013-2 Ltd.
4.88% due 09/25/23[2,3]	750,000	742,575
Shackleton II CLO Ltd. 2012-2A
4.28% due 10/20/23[2,3]	750,000	740,175
Airplanes Pass Through Trust 2001-1A
0.70% due 03/15/19[2]	1,705,538	735,513
Westchester CLO Ltd. 2007-1A
0.58% due 08/01/22[2,3]	750,000	714,450
Northwoods Capital VII Ltd. 2006-7A
1.78% due 10/22/21[2,3]	700,000	689,360
KKR Financial CLO Ltd.
5.23% due 05/15/21	650,000	648,895
NewStar Arlington Senior Loan
Program LLC 2014-1A
3.53% due 07/25/25[2,3]	600,000	584,640
ACA CLO 2007-1 Ltd.
1.18% due 06/15/22[2,3]	575,000	542,973
CIFC Funding 2012-II Ltd.
4.48% due 12/05/24[2,3]	500,000	500,050
Cerberus Offshore Levered I, LP 2012-1A
6.23% due 11/30/18[2,3]	250,000	250,050
4.98% due 11/30/18[2,3]	250,000	249,925
Gleneagles CLO Ltd. 2005-1A
1.14% due 11/01/17[2,3]	500,000	479,700
Kingsland III Ltd. 2006-3A
1.83% due 08/24/21[2,3]	500,000	475,800
Pangaea CLO Ltd. 2007-1A
0.73% due 10/21/21[2,3]	500,000	475,550
Westwood CDO I Ltd. 2007-1A
0.90% due 03/25/21[2,3]	500,000	464,050
Kingsland IV Ltd. 2007-4A
1.68% due 04/16/21[2,3]	500,000	453,450
MCF CLO III LLC 2014-3A
3.46% due 01/20/24[2,3]	500,000	452,050
Drug Royalty Limited Partnership 1 2012-1
5.48% due 07/15/24[2,3]	435,385	449,564
Babcock & Brown Air Funding I Ltd. 2007-1A
0.45% due 11/14/33[2,3]	466,193	396,264
Northwind Holdings LLC 2007-1A
1.01% due 12/01/37[2,3]	435,207	396,038
ACS 2007-1 Pass Through Trust
0.47% due 06/14/37[2,3]	385,935	377,251
OFSI Fund Ltd. 2006-1A
1.08% due 09/20/19[2,3]	370,000	357,198
Eastland CLO Ltd. 2007-1A
0.64% due 05/01/22[2,3]	350,000	326,095
Asset Backed Securities Corporation
Home Equity Loan Trust Series 2004-HE8
1.20% due 12/25/34[2]	331,772	310,169
Raspro Trust 2005-1A
0.63% due 03/23/24[2,3]	266,550	261,885
Ivy Hill Middle Market Credit Fund Ltd. 2011-3A
6.73% due 01/15/22[2,3]	250,000	250,000
Newstar Commercial Loan Funding 2014-1 LLC
5.07% due 04/20/25[2,3]	250,000	246,500
Credit Card Pass-Through Trust 2012-BIZ
0.00% due 12/15/49[3,7]	278,095	240,274
Black Diamond CLO 2005-2 Delaware Corp.
2.03% due 01/07/18[2,3]	250,000	240,175
Great Lakes CLO 2014-1 Ltd.
4.43% due 04/15/25[2,3]	250,000	238,975
Diversified Asset Securitization
Holdings II, LP 2000-1A
0.72% due 09/15/35[2,3]	207,760	203,418
Structured Asset Receivables Trust Series 2005-1
0.73% due 01/21/15[2,3]	110,517	106,517
Atlas Air 1999-1 Class A-1 Pass Through Trust 991A
7.20% due 01/02/19[5]	77,989	81,693
Vega Containervessel plc 2006-1A
5.56% due 02/10/21[3]	38,614	37,989

Total Asset Backed Securities
(Cost $124,687,551)		129,367,859

CORPORATE BONDS††,6 - 7.2%

ENERGY - 2.1%
Crestwood Midstream Partners Limited
Partnership / Crestwood Midstream
Finance Corp.
6.00% due 12/15/20	6,300,000	6,331,500
Unit Corp.
6.63% due 05/15/21	4,000,000	4,009,999
Legacy Reserves Limited Partnership /
Legacy Reserves Finance Corp.
8.00% due 12/01/20	2,750,000	2,860,000
Regency Energy Partners, LP /
Regency Energy Finance Corp.
8.38% due 06/01/19	2,600,000	2,756,000
Rosetta Resources, Inc.
5.88% due 06/01/22	2,700,000	2,689,875
BreitBurn Energy Partners LP /
BreitBurn Finance Corp.
7.88% due 04/15/22	2,000,000	2,025,000
Ultra Petroleum Corp.
5.75% due 12/15/18[3]	1,750,000	1,758,750
Atlas Energy Holdings Operating Company
LLC / Atlas Resource Finance Corp.
9.25% due 08/15/21	1,500,000	1,530,000
Penn Virginia Resource Partners Limited
Partnership / Penn Virginia Resource
Finance Corp.
8.38% due 06/01/20	1,340,000	1,460,600

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	September 30, 2014

FLOATING RATE STRATEGIES FUND

		FACE
		AMOUNT	VALUE

Gibson Energy, Inc.
6.75% due 07/15/21[3]		$1,055,000	$1,118,300
Bill Barrett Corp.
7.63% due 10/01/19		800,000	826,000

Total Energy			27,366,024

FINANCIAL - 1.8%
Icahn Enterprises Limited Partnership /
Icahn Enterprises Finance Corp.
5.88% due 02/01/22		5,000,000	5,000,000
4.88% due 03/15/19		1,750,000	1,723,750
3.50% due 03/15/17		1,000,000	990,000
Citigroup, Inc.
5.35%[2,4]		4,000,000	3,740,000
Credit Acceptance Corp.
6.13% due 02/15/21[3]		3,100,000	3,154,250
Cabot Financial Luxembourg S.A.
6.50% due 04/01/21[3]	GBP	1,300,000	2,020,148
Icahn Enterprises, LP / Icahn
Enterprises Finance Corp.
6.00% due 08/01/20		1,700,000	1,746,750
Ally Financial, Inc.
3.50% due 01/27/19		1,750,000	1,701,875
Nationstar Mortgage LLC /
Nationstar Capital Corp.
6.50% due 07/01/21		1,050,000	1,000,125
Oxford Finance LLC / Oxford Finance
Company-Issuer, Inc.
7.25% due 01/15/18[3]		650,000	676,000
Fidelity & Guaranty Life Holdings, Inc.
6.38% due 04/01/21[3]		450,000	471,375
LCP Dakota Fund
10.00% due 08/17/15[5]		28,800	28,800

Total Financial			22,253,073

COMMUNICATIONS - 0.7%
Alcatel-Lucent USA, Inc.
6.75% due 11/15/20[3]		3,000,000	3,045,000
Virgin Media Secured Finance plc
5.38% due 04/15/21[3]		1,800,000	1,813,500
MDC Partners, Inc.
6.75% due 04/01/20[3]		1,000,000	1,030,000
SITEL LLC / Sitel Finance Corp.
11.00% due 08/01/17[3]		670,000	693,450
CyrusOne Limited Partnership /
CyrusOne Finance Corp.
6.38% due 11/15/22		600,000	627,000
Avaya, Inc.
7.00% due 04/01/19[3]		610,000	591,700
UPCB Finance VI Ltd.
6.88% due 01/15/22[3]		530,000	565,775

Total Communications			8,366,425

CONSUMER, NON-CYCLICAL - 0.6%
Premier Foods Finance plc
5.56% due 03/16/20[2,3]	GBP	2,750,000	4,102,821
Central Garden and Pet Co.
8.25% due 03/01/18		2,000,000	2,035,000
Vector Group Ltd.
7.75% due 02/15/21		1,000,000	1,052,500

Total Consumer, Non-cyclical			7,190,321

INDUSTRIAL - 0.5%
BMBG Bond Finance SCA
5.20% due 10/15/20[2,3]	EUR	4,000,000	5,098,832
Unifrax I LLC / Unifrax Holding Co.
7.50% due 02/15/19[3]		1,525,000	1,540,250

Total Industrial			6,639,082

CONSUMER, CYCLICAL - 0.5%
GRD Holdings III Corp.
10.75% due 06/01/19[3]		3,680,000	4,057,200
Checkers Drive-In Restaurants, Inc.
11.00% due 12/01/17[3]		1,000,000	1,095,000
Men’s Wearhouse, Inc.
7.00% due 07/01/22		525,000	530,250

Total Consumer, Cyclical			5,682,450

DIVERSIFIED - 0.3%
Harbinger Group, Inc.
7.75% due 01/15/22		1,975,000	1,960,187
7.88% due 07/15/19		490,000	521,850
Opal Acquisition, Inc.
8.88% due 12/15/21[3]		1,775,000	1,832,688

Total Diversified			4,314,725

TECHNOLOGY - 0.3%
NCR Corp.
6.38% due 12/15/23		1,800,000	1,885,500
Eagle Midco, Inc.
9.00% due 06/15/18[3]		1,400,000	1,429,750

Total Technology			3,315,250

BASIC MATERIALS - 0.2%
TPC Group, Inc.
8.75% due 12/15/20[3]		1,555,000	1,652,188
Mirabela Nickel Ltd.
9.50% due 05/20/19†††,5		1,063,000	1,063,000
1.00% due 09/10/44†††,5		25,316	—

Total Basic Materials			2,715,188

OTHER - 0.1%
Ultra Resources, Inc.
4.66% due 10/12/22†††,5		1,800,000	1,666,080

UTILITIES - 0.1%
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[3]		630,000	670,950

Total Corporate Bonds
(Cost $91,149,664)			90,179,568

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 2.8%
LSTAR Securities Investment Trust 2014-1
3.25% due 09/01/21[2,9]		6,500,000	6,500,000
HarborView Mortgage Loan Trust 2006-12
0.34% due 01/19/38[2]		4,455,696	3,803,307
Washington Mutual Mortgage Pass-Through
Certificates WMALT Series 2006-AR9 Trust
0.96% due 11/25/46[2]		4,896,104	3,472,625
Nomura Resecuritization Trust 2012-1R
0.59% due 08/27/47[2,3]		3,588,284	3,319,163
IndyMac INDX Mortgage Loan Trust 2006-AR4
0.37% due 05/25/46[2]		3,763,939	3,230,721

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2014

FLOATING RATE STRATEGIES FUND

	FACE
	AMOUNT	VALUE

Structured Asset Mortgage Investments II
Trust 2006-AR1
0.38% due 02/25/36[2]	$3,732,066	$3,194,171
Washington Mutual Mortgage Pass-Through
Certificates WMALT Series 2007-OA4 Trust
0.88% due 04/25/47[2]	3,901,788	2,959,584
Lehman XS Trust Series 2006-16N
0.34% due 11/25/46[2]	3,350,229	2,787,973
GreenPoint Mortgage Funding Trust 2006-AR1
0.44% due 02/25/36[2]	3,133,624	2,629,627
Morgan Stanley Re-REMIC Trust 2010-R5
0.54% due 06/26/36[2,3]	1,510,103	1,123,758
Bear Stearns Mortgage Funding Trust 2007-AR5
0.32% due 06/25/47[2]	964,763	790,805
Alliance Bancorp Trust 2007-OA1
0.39% due 07/25/37[2]	944,509	652,540

Total Collateralized Mortgage Obligations
(Cost $33,856,770)		34,464,274

MORTGAGE BACKED SECURITIES†† - 0.2%
SRERS Funding Ltd. 2011-RS
0.40% due 05/09/46[2,3]	1,578,636	1,503,651
HSI Asset Securitization Corporation
Trust 2007-WF1
0.32% due 05/25/37[2]	1,531,171	1,428,139

Total Mortgage Backed Securities
(Cost $2,801,354)		2,931,790

COMMERCIAL PAPER†† - 4.0%
Bemis Co., Inc.
0.23% due 10/01/14	10,000,000	10,000,000
Diageo Capital PLC
0.24% due 10/02/14	10,000,000	9,999,933
Northeast Utilities
0.22% due 10/03/14	10,000,000	9,999,878
American Water Capital Corp.
0.23% due 10/07/14	10,000,000	9,999,617
Pentair Finance SA
0.27% due 10/21/14	10,000,000	9,998,500

Total Commercial Paper
(Cost $49,997,928)		49,997,928

Total Investments - 103.3%
(Cost $1,302,354,779)		$1,291,829,151

Other Assets & Liabilities, net - (3.3)%		(40,776,391)

Total Net Assets - 100.0%		$1,251,052,760

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††

			Settlement	Settlement	Value at	Net Unrealized
Counterparty	Contracts to Sell	Currency	Date	Value	September 30, 2014	Appreciation

BNY Mellon	62,300,000	EUR	10/07/14	$81,929,566	$78,696,895	$3,232,671
BNY Mellon	33,500,000	GBP	10/07/14	55,146,695	54,309,206	837,489
BNY Mellon	480,000	AUD	10/07/14	447,576	420,022	27,554

						$4,097,714

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security with no rate was unsettled at September 30, 2014.
[2]	Variable rate security. Rate indicated is rate effective at September 30, 2014.
[3]	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $130,358,641 (cost $127,963,763), or 10.4% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
[4]	Perpetual maturity.
[5]	Illiquid security.
[6]	The face amount is denominated in U.S. Dollars unless otherwise indicated.
[7]	Zero coupon rate security.
[8]	Residual interest.
[9]	Security is a 144A or Section 4(a)(2) security. These securities are considered illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $6,500,000 (cost $6,500,000), or 0.5% of total net assets — See Note 16.
plc — Public Limited Company
REIT — Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

FLOATING RATE STRATEGIES FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2014

ASSETS:
Investments, at value
(cost $1,302,354,779)	$1,291,829,151
Foreign currency, at value
(cost $239,064)	237,455
Cash	4,944,685
Unrealized appreciation on forward foreign
currency exchange contracts	4,097,714
Prepaid expenses	98,241
Receivables:
Securities sold	17,316,929
Interest	4,812,793
Fund shares sold	2,556,736
Foreign taxes reclaim	32,436

Total assets	1,325,926,140

LIABILITIES:
Unfunded loan commitments, at value
(commitment fees received $2,405,979)	2,068,066
Payable for:
Securities purchased	66,065,679
Fund shares redeemed	4,335,409
Distributions to shareholders	1,547,576
Management fees	521,276
Distribution and service fees	187,984
Fund accounting/administration fees	101,163
Transfer agent/maintenance fees	19,273
Trustees’ fees*	7,694
Miscellaneous	19,260

Total liabilities	74,873,380

NET ASSETS	$1,251,052,760

NET ASSETS CONSIST OF:
Paid in capital	$1,254,561,312
Distributions in excess of net investment income	(510,475)
Accumulated net realized gain on investments	3,252,762
Net unrealized depreciation on investments	(6,250,839)

Net assets	$1,251,052,760

A-CLASS:
Net assets	$365,207,068
Capital shares outstanding	13,768,582
Net asset value per share	$26.52

Maximum offering price per share
(Net asset value divided by 95.25%)	$27.84

C-CLASS:
Net assets	$132,370,158
Capital shares outstanding	4,992,678
Net asset value per share	$26.51

INSTITUTIONAL CLASS:
Net assets	$753,475,534
Capital shares outstanding	28,386,449
Net asset value per share	$26.54

STATEMENT OF OPERATIONS

Year Ended September 30, 2014

INVESTMENT INCOME:
Interest (net of foreign withholding tax of $110,161)	$63,500,953
Dividends	71,411

Total investment income	63,572,364

EXPENSES:
Management fees	8,054,181
Transfer agent/maintenance fees:
A-Class	444,613
C-Class	89,736
Institutional Class	239,955
Distribution and service fees:
A-Class	1,104,711
C-Class	1,420,881
Fund accounting/administration fees	1,177,133
Trustees’ fees*	122,885
Line of credit expense	99,205
Interest expense	34,981
Custodian fees	28,750
Tax expense	26
Miscellaneous	767,530

Total expenses	13,584,587
Less:
Expenses waived by Adviser	(402,751)
Expenses waived by Transfer Agent
A-Class	(434,334)
C-Class	(81,140)
Institutional Class	(235,153)
Expenses waived by Distributor
A-Class	(39,780)
C-Class	(12,886)

Total expenses waived	(1,206,044)

Net expenses	12,378,543

Net investment income	51,193,821

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	4,456,341
Foreign currency	143,413
Forward foreign currency exchange contracts	3,875,634

Net realized gain	8,475,388

Net change in unrealized appreciation (depreciation) on:
Investments	(12,465,930)
Forward foreign currency exchange contracts	4,097,714
Foreign currency	(56,544)

Net change in unrealized appreciation (depreciation)	(8,424,760)

Net realized and unrealized loss	50,628

Net increase in net assets resulting
from operations	$51,244,449

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FLOATING RATE STRATEGIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2014	2013

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$51,193,821	$22,811,058
Net realized gain on investments	8,475,388	1,357,739
Net change in unrealized appreciation (depreciation) on investments	(8,424,760)	47,569

Net increase in net assets resulting from operations	51,244,449	24,216,366

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
A-Class	(19,618,301)	(8,633,219)
C-Class	(5,268,652)	(2,743,608)
Institutional Class	(31,207,426)	(11,457,765)
Net realized gains
A-Class	(760,820)	(132,969)
C-Class	(250,718)	(75,574)
Institutional Class	(1,010,452)	(201,041)

Total distributions to shareholders	(58,116,369)	(23,244,176)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
A-Class	346,835,950	402,666,976
C-Class	58,742,934	104,350,559
Institutional Class	664,581,990	475,637,894
Distributions reinvested
A-Class	15,511,424	6,868,671
C-Class	4,571,714	2,445,945
Institutional Class	25,876,740	10,574,134
Cost of shares redeemed
A-Class	(374,228,993)	(75,616,322)
C-Class	(51,062,726)	(10,919,310)
Institutional Class	(389,646,851)	(100,967,437)

Net increase from capital share transactions	301,182,182	815,041,110

Net increase in net assets	294,310,262	816,013,300

NET ASSETS:
Beginning of year	956,742,498	140,729,198

End of year	$1,251,052,760	$956,742,498

Distributions in excess of net investment income at end of year	$(510,475)	$(1,455)

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	12,939,395	15,101,427
C-Class	2,194,462	3,917,569
Institutional Class	24,773,852	17,831,851
Shares issued from reinvestment of distributions
A-Class	579,106	257,605
C-Class	170,795	91,877
Institutional Class	965,789	396,547
Shares redeemed
A-Class	(13,963,500)	(2,837,771)
C-Class	(1,905,834)	(409,799)
Institutional Class	(14,540,760)	(3,804,751)

Net increase in shares	11,213,305	30,544,555

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

FLOATING RATE STRATEGIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
A-Class	2014	2013	2012[a]

Per Share Data
Net asset value, beginning of period	$26.62	$26.10	$25.00

Income (loss) from investment operations:
Net investment income (loss)[b]	1.10	1.30	1.09
Net gain (loss) on investments (realized and unrealized)	.05	.65	.97

Total from investment operations	1.15	1.95	2.06

Less distributions from:
Net investment income	(1.20)	(1.37)	(.96)
Net realized gains	(.05)	(.06)	–

Total distributions	(1.25)	(1.43)	(.96)

Net asset value, end of period	$26.52	$26.62	$26.10

Total Return[d]	4.42%	7.61%	8.37%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$365,207	$378,324	$44,175

Ratios to average net assets:
Net investment income (loss)	4.10%	4.90%	5.13%
Total expenses	1.18%	1.19%	1.39%
Net expenses[c,e]	1.04%	1.05%	1.06%

Portfolio turnover rate	58%	50%	61%

	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
C-Class	2014	2013	2012[a]

Per Share Data
Net asset value, beginning of period	$26.60	$26.09	$25.00

Income (loss) from investment operations:
Net investment income (loss)[b]	.90	1.11	.93
Net gain (loss) on investments (realized and unrealized)	.06	.63	.98

Total from investment operations	.96	1.74	1.91

Less distributions from:
Net investment income	(1.00)	(1.17)	(.82)
Net realized gains	(.05)	(.06)	–

Total distributions	(1.05)	(1.23)	(.82)

Net asset value, end of period	$26.51	$26.60	$26.09

Total Return[d]	3.64%	6.77%	7.72%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$132,370	$120,606	$24,358

Ratios to average net assets:
Net investment income (loss)	3.35%	4.19%	4.36%
Total expenses	1.89%	1.93%	2.06%
Net expenses[c,e]	1.79%	1.81%	1.80%

Portfolio turnover rate	58%	50%	61%

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FLOATING RATE STRATEGIES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
Institutional Class	2014	2013	2012[a]

Per Share Data
Net asset value, beginning of period	$26.64	$26.12	$25.00

Income (loss) from investment operations:
Net investment income (loss)[b]	1.16	1.36	1.10
Net gain (loss) on investments (realized and unrealized)	.06	.65	1.02

Total from investment operations	1.22	2.01	2.12

Less distributions from:
Net investment income	(1.27)	(1.43)	(1.00)
Net realized gains	(.05)	(.06)	–

Total distributions	(1.32)	(1.49)	(1.00)

Net asset value, end of period	$26.54	$26.64	$26.12

Total Return[d]	4.67%	7.86%	8.59%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$753,476	$457,813	$72,197

Ratios to average net assets:
Net investment income (loss)	4.32%	5.12%	5.16%
Total expenses	0.87%	0.86%	0.99%
Net expenses[c,e]	0.80%	0.81%	0.80%

Portfolio turnover rate	58%	50%	61%

[a]	Since commencement of operations: November 30, 2011. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Net expense information reflects the expense ratios after expense waivers.
[d]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating expense ratios for the periods would be:

	09/30/14	09/30/13	09/30/12

A-Class	1.02%	1.03%	1.01%
C-Class	1.77%	1.78%	1.76%
Institutional Class	0.78%	0.79%	0.77%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2014

To Our Shareholders

Guggenheim High Yield Fund (the "Fund") is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Jeffrey B. Abrams, Senior Managing Director and Portfolio Manager; and Kevin H. Gundersen, Senior Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2014.

For the one-year period ended September 30, 2014 (the "Period"), the Guggenheim High Yield Fund returned 9.18%1, compared with the 7.20% return of its benchmark, the Barclays U.S. Corporate High Yield Index.

The investment objective of the Fund is to seek high current income, with capital appreciation as a secondary objective. The Fund pursues its objective by investing at least 80% of its assets under normal market conditions in a broad range of high yield, higher risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization.

The Fund is composed primarily of high yield bonds and bank loans. The allocation mix varies according to the relative attractiveness of the two asset classes. High yield bonds for example averaged roughly 70%, but represented a higher proportion in the middle of the Period. The bank loan allocation averaged roughly 25% of the Fund over the Period.

The leveraged credit market performed well for the 12 months ended September 30, 2014, even as it contended with Treasury rate volatility and frothy valuations, as investors searched for yield amid generally declining interest rates.

Mid-way through the Period, the high yield sector began to appear overvalued relative to other asset classes. Bond spreads tightened to below their historical ex-recession average and approached all time lows. Fund inflows, which were strong early in the Period, began to slow and reverse in response to Treasury market volatility early in 2014. The last three months in the Period were particularly bumpy, with general spread widening, as markets tried to ascertain what the Fed might do about short-term interest rates, and risk appetite in the market waned.

September returns that slumped late in the month should be viewed in the context of one of the biggest new issuance months in history, with roughly $40 billion coming to market. Amidst the backdrop of increasing volatility and some risk aversion hangover from sell-offs earlier in the summer months, appetite in the market for the asset class began showing signs of fatigue.

The bank loan market has remained reasonably resilient due to strong demand from the collateralized loan obligation (CLO) market. On track to set a new annual record, CLO creation raised $93 billion through the first three quarters of 2014.

Even though U.S. economic data was mixed late in the Period, it had been strong since the beginning of 2014, and the improving health of the U.S. economy and low interest rates continue to underscore our expectation that spreads can compress further. Volatility is likely to continue, but as the economy improves, brief periods of spread widening should be viewed as buying opportunities. Skittish investor sentiment tends to affect high beta asset classes like high yield and equities to a larger degree than other asset classes. Our research, however, suggests there is no reason for credit concern in the near term.

The floating rate nature of bank loans and their position higher in the capital structure makes them a defensive asset class during periods of market/interest rate volatility. They function as an attractive asset as the credit cycle changes particularly as interest rates rise. When the interest rate environment in the U.S. is relatively stable, the Fund may incrementally add higher-yielding, longer-maturity assets to the portfolio as attractive new issues come to market. The Fund benefited from participation in new issues, many of which came at a concession to pricing of bonds trading in secondary market.

For the Period, the Fund outpaced the index through good credit selection, overweight or underweight stances relative to the index, some incremental exposure to investment grade assets that performed well, and due to timely moves between high yield and bank loan allocations. The Fund, for example, had lower exposure in the higher quality BB-rated segment and longer duration assets during late 2013 and the third quarter of 2014, when rates were rising or volatile, and a higher exposure when rates were falling during the early part of 2014.

The main detractor to Fund performance for the year was the impact of a large restricted equity position, which the Fund was unable to exit until the second quarter of 2014. The position was additive in the final months of 2013, but detracted in the first and early second quarters of 2014.

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited) (concluded)	September 30, 2014

The Fund’s outperformance was a result of a lower risk profile of the Fund compared with the market. The Fund’s exposure to floating rate assets (primarily bank loans), and shorter-maturity bonds acts as a buffer to market volatility. The Fund used market sell-offs to capture opportunities to buy issues we view as being cheap compared to inherent value.

We continue to see opportunity for strong returns in the high yield market, though we are conscious of a larger number of issues coming to market that exhibit lower credit quality and weaker security structures. The average credit quality of the portfolio remains B rated (S&P). Average security pricing declined slightly over the course of the year, helping keep the Fund’s yield stable. With the slight decline in the portfolio’s average price, taking par value as a base, the worst declines in price are likely behind us in the short run. We continue to target strong yields with a focus on containing risk exposure.

Our research suggests that macroeconomic indicators in the U.S. are pointing higher, which by itself would suggest a relaxation in accommodative monetary policy ahead–and therefore transmission of high real interest rates. Despite a strengthening U.S. economy, there is the potential that interest rates head lower in the near future.

Historically, credit spreads begin to widen approximately 80 months following the end of a recession, and September 2014 marks the 63rd month following the end of the last recession, indicating the potential for further spread tightening over the next 17 months. Credit cycles typically only end after corporate defaults start to spike, which typically starts to happen 12-24 months after the Federal Reserve begins raising short-term interest rates.

Performance displayed represents past performance which is no guarantee of future results.

1Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses, and, in the absence of such waivers, the performance quoted would be reduced.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2014

HIGH YIELD FUND

OBJECTIVE:     Seeks high current income. Capital appreciation is a secondary objective.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Portfolio Composition by Quality Rating*

% of
Rating	Total Investments

Fixed Income Instruments
BBB	5.7%
BB	24.7%
B	50.6%
CCC	10.7%
NR	1.3%
Other Instruments
Preferred Stocks	5.0%
Common Stocks	2.0%

Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

Inception Date:

A-Class	August 5, 1996
B-Class	August 5, 1996
C-Class	May 1, 2000
Institutional Class	July 11, 2008

Ten Largest Holdings (% of Total Net Assets)

Opal Acquisition, Inc.	1.9%
Central Garden and Pet Co.	1.8%
GRD Holdings III Corp.	1.8%
Vector Group Ltd.	1.8%
BreitBurn Energy Partners LP/
BreitBurn Finance Corp.	1.7%
Endeavor Energy Resources. LP/
EER Finance, Inc.	1.6%
MDC Partners, Inc.	1.5%
Seaspan Corp.	1.5%
Flakt Woods	1.4%
Credit Acceptance Corp.	1.4%

Top Ten Total	16.4%

"Ten Largest Holdings" exclude any temporary cash or derivative investments.

*	Source: Factset. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All rated securities have been rated by Moody’s, Standard & Poor’s ("S&P"), or Fitch, which are all a Nationally Recognized Statistical Rating Organization ("NRSRO"). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Unrated securities do not necessarily indicate low credit quality. Security ratings are determined at the time of purchase and may change thereafter.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	September 30, 2014

Average Annual Returns*
Periods Ended September 30, 2014
	1 Year	5 Year	10 Year

A-Class Shares	9.18%	9.38%	7.87%

A-Class Shares with sales charge†	3.97%	8.32%	7.35%

B-Class Shares	9.46%	9.68%	7.87%

B-Class Shares with CDSC‡	4.46%	9.40%	7.87%

C-Class Shares	8.46%	8.58%	7.09%

C-Class Shares with CDSC§	7.46%	8.58%	7.09%

Barclays U.S. Corporate High Yield Index	7.20%	10.57%	8.33%

			Since Inception
	1 Year	5 Year	(07/11/08)

Institutional Class Shares	9.50%	9.71%	10.26%

Barclays U.S. Corporate High Yield Index	7.20%	10.57%	10.61%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of up to 5% if redeemed within 5 years of purchase
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS	September 30, 2014
HIGH YIELD FUND

		SHARES	VALUE

COMMON STOCKS†- 2.2%

CONSUMER DISCRETIONARY - 1.8%
Travelport LLC*		107,757	$1,773,681
Metro-Goldwyn-Mayer, Inc.*††		7,040	547,782

Total Consumer Discretionary			2,321,463

ENERGY - 0.2%
Stallion Oilfield Holdings Ltd.*††		8,257	275,206

FINANCIAL - 0.2%
CIT Group, Inc.		4,569	209,991

COMMUNICATIONS - 0.0%
Cengage Learning Acquisitions, Inc.*††		2,107	67,635

BASIC MATERIALS - 0.0%
Mirabela Nickel Ltd.*		1,044,540	60,354

DIVERSIFIED - 0.0%
Leucadia National Corp.		81	1,931

CONSUMER, NON-CYCLICAL - 0.0%
Crimson Wine Group Ltd.*,6		8	73

Total Common Stocks
(Cost $2,916,907)			2,936,653

PREFERRED STOCKS††- 5.2%
Seaspan Corp.
6.38% due 04/30/19†		80,000	2,047,200
Goldman Sachs Group, Inc.
5.50% †,1,2		62,240	1,478,200
Morgan Stanley
6.38%* ,†,1,2		46,000	1,153,220
Aspen Insurance Holdings Ltd.
5.95% †,1,2		40,000	998,800
Kemper Corp.
7.38% due 02/27/54†		39,000	996,450
Medianews Group, Inc.*		11,074	362,674
U.S. Shipping Corp.*,6		14,718	17,367

Total Preferred Stocks
(Cost $7,170,957)			7,053,911

		FACE
		AMOUNT

CORPORATE BONDS††,7 - 69.6%

ENERGY - 19.3%
Atlas Energy Holdings Operating Company LLC/
Atlas Resource Finance Corp.
9.25% due 08/15/21		$1,300,000	1,326,000
7.75% due 01/15/21[3]		1,250,000	1,231,250
Legacy Reserves Limited Partnership/
Legacy Reserves Finance Corp.
6.63% due 12/01/21		1,340,000	1,313,200
8.00% due 12/01/20		965,000	1,003,600
BreitBurn Energy Partners LP/
BreitBurn Finance Corp.
7.88% due 04/15/22[3]		2,250,000	2,278,124
SandRidge Energy, Inc.
7.50% due 03/15/21		1,000,000	975,000
8.13% due 10/15/22		900,000	898,875
8.75% due 01/15/20		295,000	303,850
Endeavor Energy Resources.
LP/EER Finance, Inc.
7.00% due 08/15/21[4]		2,100,000	2,163,000
Sabine Pass Liquefaction LLC
6.25% due 03/15/22[3]		1,250,000	1,315,625
5.75% due 05/15/24		500,000	508,750
Bill Barrett Corp.
7.00% due 10/15/22[3]		1,100,000	1,091,750
7.63% due 10/01/19[3]		700,000	722,750
Atlas Pipeline Partners Limited Partnership/
Atlas Pipeline Finance Corp.
6.63% due 10/01/20		1,000,000	1,022,500
5.88% due 08/01/23		450,000	439,875
ContourGlobal Power Holdings S.A.
7.13% due 06/01/19[4]		1,300,000	1,287,000
Unit Corp.
6.63% due 05/15/21[3]		1,200,000	1,203,000
Crestwood Midstream Partners Limited
Partnership/Crestwood Midstream
Finance Corp.
6.13% due 03/01/22		700,000	701,750
6.00% due 12/15/20		400,000	402,000
Keane Group Holdings LLC
8.50% due 08/08/19†††,1,6		750,000	735,225
8.50% due 08/08/19†††,1,6		250,000	250,000
FTS International, Inc.
6.25% due 05/01/22		900,000	884,250
Jones Energy Holdings LLC/
Jones Energy Finance Corp.
6.75% due 04/01/22[4]		850,000	850,000
Denbury Resources, Inc.
5.50% due 05/01/22		800,000	792,000
California Resources Corp.
6.00% due 11/15/24		600,000	616,500
CONSOL Energy, Inc.
5.88% due 04/15/22		600,000	591,000
RSP Permian, Inc.
6.63% due 10/01/22		550,000	553,438
Pacific Drilling S.A.
5.38% due 06/01/20[4]		500,000	457,500
Rosetta Resources, Inc.
5.88% due 06/01/22		300,000	298,875
IronGate Energy Services LLC
11.00% due 07/01/18[4]		120,000	120,450
SemGroup, LP
8.75% due 11/15/15†††,6,9		1,300,000	—

Total Energy			26,337,137

CONSUMER, NON-CYCLICAL - 10.3%
Central Garden and Pet Co.
8.25% due 03/01/18		2,450,000	2,492,874
Vector Group Ltd.
7.75% due 02/15/21		2,330,000	2,452,325
R&R Ice Cream plc
8.25% due 05/15/20[4]	AUD	1,300,000	1,145,505

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2014
HIGH YIELD FUND

		FACE
		AMOUNT	VALUE

Bumble Bee Holdco SCA
9.63% due 03/15/18[4]		$1,100,000	$1,141,250
FTI Consulting, Inc.
6.00% due 11/15/22[3]		800,000	810,000
KeHE Distributors LLC/KeHE Finance Corp.
7.63% due 08/15/21[4]		750,000	795,000
ADT Corp.
6.25% due 10/15/21		750,000	776,250
Reynolds Group Issuer Incorporated/Reynolds
Group Issuer LLC/Reynolds Group Issuer Lu
6.88% due 02/15/21		700,000	738,500
Premier Foods Finance plc
6.50% due 03/15/21[4]	GBP	500,000	716,138
Symbion, Inc.
8.00% due 06/15/16		475,000	492,813
American Seafoods Group
LLC/American Seafoods Finance, Inc.
10.75% due 05/15/16[4]		500,000	486,250
JBS USA LLC / JBS USA Finance, Inc.
5.88% due 07/15/24[4]		450,000	432,000
US Foods, Inc.
8.50% due 06/30/19		395,000	418,799
Bumble Bee Holdings, Inc.
9.00% due 12/15/17[4]		350,000	366,625
Midas Intermediate Holdco II LLC/Midas
Intermediate Holdco II Finance, Inc.
7.88% due 10/01/22[4]		300,000	299,250
Spectrum Brands, Inc.
6.63% due 11/15/22		225,000	236,250
Ceridian LLC/Comdata, Inc.
8.13% due 11/15/17[4]		200,000	200,250

Total Consumer, Non-cyclical			14,000,079

FINANCIAL - 8.4%
Credit Acceptance Corp.
6.13% due 02/15/21[4]		1,900,000	1,933,250
Bank of America Corp.
4.20% due 08/26/24		750,000	743,515
6.25%[1,2]		650,000	645,734
Pacific Premier Bancorp, Inc.
5.75% due 09/03/24[8]		1,250,000	1,256,250
American Equity Investment Life
Holding Co.
6.63% due 07/15/21		1,000,000	1,050,000
Citigroup, Inc.
6.30%[1,2]		700,000	691,320
Wilton Re Finance LLC
5.88% due 03/30/33[1,4]		650,000	676,000
Ally Financial, Inc.
5.13% due 09/30/24		650,000	637,000
Jefferies Finance LLC/JFIN Company-Issuer Corp.
7.38% due 04/01/20[4]		600,000	613,500
Kennedy-Wilson, Inc.
5.88% due 04/01/24		550,000	552,750
Lock AS
7.00% due 08/15/21	EUR	400,000	519,103
Lancashire Holdings Ltd.
5.70% due 10/01/22[4]		450,000	485,676
General Motors Financial Company, Inc.
4.38% due 09/25/21		400,000	409,000
Majid AL Futtaim Holding
7.12% due 12/31/49		300,000	326,415
Cabot Financial Luxembourg S.A.
6.50% due 04/01/21[4]	GBP	200,000	310,792
Icahn Enterprises Limited Partnership/Icahn
Enterprises Finance Corp.
5.88% due 02/01/22		300,000	300,000
Fidelity & Guaranty Life Holdings, Inc.
6.38% due 04/01/21[4]		250,000	261,875

Total Financial			11,412,180

CONSUMER, CYCLICAL - 8.3%
GRD Holdings III Corp.
10.75% due 06/01/19[4]		2,250,000	2,480,625
WMG Acquisition Corp.
6.75% due 04/15/22[4]		1,450,000	1,388,375
6.00% due 01/15/21[4]		600,000	607,500
5.63% due 04/15/22[4]		150,000	150,000
AmeriGas Finance LLC / AmeriGas Finance Corp.
7.00% due 05/20/22[3]		1,320,000	1,382,700
6.75% due 05/20/20		650,000	676,000
Checkers Drive-In Restaurants, Inc.
11.00% due 12/01/17[4]		1,400,000	1,533,000
Guitar Center, Inc.
6.50% due 04/15/19[4]		1,040,000	936,000
DreamWorks Animation SKG, Inc.
6.88% due 08/15/20[4]		800,000	836,000
Suburban Propane Partners Limited
Partnership/Suburban Energy Finance Corp.
5.50% due 06/01/24		650,000	620,750
7.38% due 08/01/21		149,000	157,940
Seminole Hard Rock Entertainment Incorporated/
Seminole Hard Rock International LLC
5.88% due 05/15/21[4]		250,000	241,250
Men’s Wearhouse, Inc.
7.00% due 07/01/22		150,000	151,500
Global Partners Limited Partnership/
GLP Finance Corp.
6.25% due 07/15/22		90,000	89,550

Total Consumer, Cyclical			11,251,190

COMMUNICATIONS - 5.9%
MDC Partners, Inc.
6.75% due 04/01/20[4]		2,000,000	2,060,000
SITEL LLC / Sitel Finance Corp.
11.00% due 08/01/17[4]		1,357,000	1,404,495
Virgin Media Finance plc
6.38% due 10/15/24[4]	GBP	550,000	887,285
CyrusOne Limited Partnership/CyrusOne
Finance Corp.
6.38% due 11/15/22		650,000	679,250
CSC Holdings LLC
5.25% due 06/01/24		700,000	672,000
Avaya, Inc.
7.00% due 04/01/19[4]		600,000	582,000
McGraw-Hill Global Education Holdings
LLC/McGraw-Hill Global Education Finance
9.75% due 04/01/21		450,000	497,250
Level 3 Financing, Inc.
3.82% due 01/15/18[1,4]		500,000	492,650

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	September 30, 2014
HIGH YIELD FUND

		FACE
		AMOUNT	VALUE

Alcatel-Lucent USA, Inc.
6.75% due 11/15/20[4]		$350,000	$355,250
Sirius XM Canada Holdings, Inc.
5.63% due 04/23/21[4]	CAD	200,000	179,027
Expo Event Transco, Inc.
9.00% due 06/15/21[4]		150,000	154,500

Total Communications			7,963,707

INDUSTRIAL - 5.0%
Amsted Industries, Inc.
5.38% due 09/15/24[4]		1,150,000	1,115,500
Deutsche Raststatten
6.75% due 12/30/20	EUR	800,000	1,058,334
Marquette Transportation Company
LLC/Marquette Transportation Finance Corp.
10.88% due 01/15/17		755,000	790,863
Odebrecht Offshore Drilling Finance Ltd.
6.63% due 10/01/22[4]		683,270	703,768
BMBG Bond Finance SCA
5.20% due 10/15/20[1,4]	EUR	550,000	701,089
Anixter, Inc.
5.13% due 10/01/21		600,000	592,500
Ultra Resources, Inc.
4.51% due 10/12/20†††,6		600,000	570,900
CEVA Group plc
7.00% due 03/01/21[4]		550,000	550,000
Unifrax I LLC / Unifrax Holding Co.
7.50% due 02/15/19[4]		350,000	353,500
LMI Aerospace, Inc.
7.38% due 07/15/19[4]		350,000	350,000

Total Industrial			6,786,454

TECHNOLOGY - 3.7%
Eagle Midco, Inc.
9.00% due 06/15/18[4]		1,300,000	1,327,625
Aspect Software, Inc.
10.63% due 05/15/17		1,235,000	1,225,738
First Data Corp.
8.75% due 01/15/22[3,4]		1,050,000	1,113,000
NCR Corp.
6.38% due 12/15/23		550,000	576,125
5.88% due 12/15/21		400,000	409,000
iGATE Corp.
4.75% due 04/15/19		350,000	339,500

Total Technology			4,990,988

DIVERSIFIED - 3.6%
Opal Acquisition, Inc.
8.88% due 12/15/21[4]		2,450,000	2,529,625
Harbinger Group, Inc.
7.75% due 01/15/22		1,936,000	1,921,480
7.88% due 07/15/19		385,000	410,025

Total Diversified			4,861,130

BASIC MATERIALS - 2.9%
TPC Group, Inc.
8.75% due 12/15/20[4]		1,505,000	1,599,062
KGHM International Ltd.
7.75% due 06/15/19[4]		1,150,000	1,213,250
Eldorado Gold Corp.
6.13% due 12/15/20[4]		525,000	521,063
Cascades, Inc.
5.50% due 07/15/22[4]		350,000	339,500
Mirabela Nickel Ltd.
9.50% due 05/20/19†††,6		231,000	231,000
1.00% due 09/10/44†††,6		5,506	—

Total Basic Materials			3,903,875

UTILITIES - 2.2%
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[4]		1,250,000	1,331,250
AES Corp.
5.50% due 03/15/24		650,000	632,125
4.88% due 05/15/23		250,000	237,500
NGL Energy Partners, LP/NGL Energy
Finance Corp.
6.88% due 10/15/21[4]		700,000	728,000

Total Utilities			2,928,875

Total Corporate Bonds
(Cost $94,958,781)			94,435,615

SENIOR FLOATING RATE INTERESTS††,1,7 - 25.1%

INDUSTRIAL - 6.1%
Flakt Woods
2.63% due 03/20/17[6]	EUR	1,600,000	1,940,006
Mitchell International, Inc.
8.50% due 10/11/21		1,250,000	1,245,313
SI Organization
5.75% due 11/23/19		704,776	707,200
IntraWest Holdings S.à r.l.
5.50% due 12/09/20		665,500	665,500
Service King
4.75% due 09/17/21†††		449,367	447,965
CareCore National LLC
5.50% due 03/05/21		497,500	493,769
Hunter Defense Technologies
6.50% due 08/05/19		500,000	493,750
Gogo LLC
7.50% due 03/21/18		438,900	443,289
SIRVA Worldwide, Inc.
7.50% due 03/27/19		394,000	399,910
Berlin Packaging LLC
4.50% due 09/24/21		400,000	399,000
Knowledge Learning Corp.
5.25% due 03/18/21		298,500	298,500
Mast Global
8.75% due 09/12/19†††,6		240,625	238,614
Panolam Industries International, Inc.
7.76% due 08/23/17		196,197	195,216
Ceva Logistics US Holdings
6.50% due 03/19/21		98,030	94,721
NaNa Development Corp.
8.00% due 03/15/18[6]		77,778	76,222
Ceva Logistics Holdings BV (Dutch)
6.50% due 03/19/21		71,071	68,673
Ceva Group plc (United Kingdom)
6.50% due 03/19/21		67,734	65,363

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2014
HIGH YIELD FUND

		FACE
		AMOUNT	VALUE

Ceva Logistics Canada, ULC
6.50% due 03/19/21		$12,254	$11,840

Total Industrial			8,284,851

CONSUMER, CYCLICAL - 4.2%
DLK Acquisitions BV
8.50% due 08/28/19	EUR	700,000	865,886
GCA Services Group, Inc.
9.25% due 11/01/20		800,000	798,000
Fitness International LLC
5.50% due 07/01/20		748,125	740,644
Lions Gate Entertainment Corp.
5.00% due 07/19/20		600,000	601,500
Talbots, Inc.
4.75% due 03/19/20		530,000	512,775
Burger King Corp.
4.50% due 09/24/21		500,000	496,110
Alexander Mann Solutions Ltd.
5.75% due 12/20/19		496,250	491,288
National Vision, Inc.
6.75% due 03/11/22		450,000	438,750
Ipreo Holdings
4.25% due 08/06/21		450,000	438,377
BJ’s Wholesale Club, Inc.
4.50% due 09/26/19		300,000	295,077

Total Consumer, Cyclical			5,678,407

FINANCIAL - 4.4%
Expert Global Solutions
8.50% due 04/03/18		1,367,660	1,364,240
York Risk Services
4.75% due 10/01/21†††		676,829	673,025
Cunningham Lindsey U.S., Inc.
9.25% due 06/10/20		623,636	622,857
HSBC Holdings
due 03/30/20[5]		600,000	582,000
Magic Newco, LLC
12.00% due 06/12/19		500,000	564,165
Intertrust Group
8.00% due 04/11/22		500,000	494,165
Safe-Guard
6.25% due 08/19/21		450,000	447,750
Lineage Logistics LLC
4.50% due 04/07/21		447,750	442,153
Trademonster
7.25% due 08/29/19†††		350,000	348,280
STG-Fairway Acquisitions, Inc.
6.25% due 02/28/19		246,252	245,791
National Financial Partners Corp.
4.50% due 07/01/20		247,501	245,026

Total Financial			6,029,452

CONSUMER, NON-CYCLICAL - 3.3%
Birds Eye Iglo Group Ltd.
4.26% due 06/30/20	EUR	550,000	682,312
NES Global Talent
6.50% due 10/03/19		588,750	582,863
Reddy Ice Holdings, Inc.
6.75% due 04/01/19[6]		592,500	559,913
ABG Intermediate Holdings 2 LLC
5.50% due 05/27/21		547,250	544,514
AdvancePierre Foods, Inc.
9.50% due 10/10/17		491,000	483,635
CTI Foods Holding Co. LLC
8.25% due 06/28/21		340,000	341,275
Pelican Products, Inc.
9.25% due 04/09/21		300,000	299,250
Nextech Systems LLC
6.00% due 10/28/18†††,6		288,750	283,983
Performance Food Group
6.25% due 11/14/19		246,875	245,949
Targus Group International, Inc.
12.00% due 05/24/16[6]		230,321	187,136
Arctic Glacier Holdings, Inc.
5.00% due 05/10/19		180,429	177,723
Catalent Pharma Solutions, Inc.
6.50% due 12/31/17		36,818	36,726

Total Consumer, Non-cyclical			4,425,279

TECHNOLOGY - 3.1%
Sparta Holding Corp.
6.25% due 07/28/20†††		900,000	891,242
Greenway Medical Technologies
9.25% due 11/04/21[6]		550,000	544,500
6.00% due 11/04/20[6]		347,375	345,638
Evergreen Skill
5.75% due 04/28/21		830,000	813,749
EIG Investors Corp.
5.00% due 11/09/19		396,000	394,515
Quorum Business Solutions
5.75% due 08/07/21		300,000	299,250
Telx Group
7.50% due 04/09/21		300,000	297,501
Flexera Software LLC
8.00% due 04/02/21		250,000	242,500
GlobalLogic Holdings, Inc.
6.25% due 05/31/19		198,500	192,049
Active Network, Inc., The
5.50% due 11/13/20		149,248	147,942

Total Technology			4,168,886

COMMUNICATIONS - 1.6%
Cartrawler- Mustang Bidco Ltd.
4.26% due 04/29/21	EUR	650,000	819,940
Anaren, Inc.
9.25% due 08/18/21		500,000	497,500
Cengage Learning Acquisitions, Inc.
7.00% due 03/31/20		298,500	297,861
Avaya, Inc.
6.50% due 03/31/18		293,943	291,189
MergerMarket Ltd.
4.50% due 02/04/21		298,500	289,545

Total Communications			2,196,035

ENERGY - 0.9%
PSS Companies
5.50% due 01/28/20		545,328	542,601

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2014
HIGH YIELD FUND

		FACE
		AMOUNT	VALUE

Cactus Wellhead
7.00% due 07/31/20		$450,000	$441,000
FTS International
5.75% due 04/16/21		261,818	261,771

Total Energy			1,245,372

UTILITIES - 0.9%
Astoria Generating Company Acquisitions LLC
9.25% due 10/26/17		1,173,545	1,194,083

BASIC MATERIALS - 0.6%
Atkore International, Inc.
7.75% due 10/09/21		450,000	445,500
Hoffmaster Group, Inc.
5.25% due 05/09/20		399,000	397,005

Total Basic Materials			842,505

Total Senior Floating Rate Interests
(Cost $34,322,638)			34,064,870

ASSET BACKED SECURITIES††,7 - 1.6%
Iron Mountain, Inc.
6.12% due 09/15/22	GBP	850,000	1,386,099
ALM XIV Ltd. 2014-14A
3.68% due 07/28/26[1,4]		800,000	755,040

Total Asset Backed Securities
(Cost $2,138,972)			2,141,139

MORTGAGE BACKED SECURITIES†† - 0.4%
SRERS Funding Ltd. 2011-RS
0.40% due 05/09/46[1,4]		526,212	501,217

Total Mortgage Backed Securities
(Cost $487,038)			501,217

Total Investments - 104.1%
(Cost $141,995,293)			$141,133,405

Other Assets & Liabilities, net - (4.1)%			(5,548,938)

Total Net Assets - 100.0%			$135,584,467

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††

			Settlement	Settlement	Value at	Net Unrealized
Counterparty	Contracts to Sell	Currency	Date	Value	September 30, 2014	Appreciation

BNY Mellon	7,100,000	EUR	10/07/14	$9,321,506	$8,968,667	$352,839
BNY Mellon	1,500,000	AUD	10/07/14	1,398,675	1,312,569	86,106
BNY Mellon	1,550,000	GBP	10/07/14	2,540,981	2,512,814	28,167
BNY Mellon	210,000	CAD	10/07/14	192,691	187,496	5,195

						$472,307

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Variable rate security. Rate indicated is rate effective at September 30, 2014.
[2]	Perpetual maturity.
[3]	Security or a portion thereof is held as collateral for reverse repurchase agreements — See Note 13.
[4]	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $50,977,220 (cost $51,122,127), or 37.6% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
[5]	Security with no rate was unsettled at September 30, 2014.
[6]	Illiquid security.
[7]	The face amount is denominated in U.S. Dollars unless otherwise indicated.
[8]	Security is a 144A or Section 4(a)(2) security. These securities are considered illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $1,256,250 (cost $1,250,000), or 0.9% of total net assets — See Note 16.
[9]	Security is in default of interest and/or principal obligations.
plc–Public Limited Company
REIT–Real Estate Investment Trust

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2014

ASSETS:
Investments, at value
(cost $141,995,293)	$141,133,405
Foreign currency, at value
(cost $2,420,600)	2,374,000
Cash	648,379
Unrealized appreciation on forward foreign currency
exchange contracts	472,307
Prepaid expenses	40,891
Receivables:
Securities sold	3,627,813
Interest	2,048,664
Fund shares sold	82,749
Dividends	14,876
Foreign taxes reclaim	7,124

Total assets	150,450,208

LIABILITIES:
Reverse Repurchase Agreements	7,642,161
Unfunded loan commitments, at value
(commitment fees received $233,435)	224,795
Payable for:
Securities purchased	6,339,544
Fund shares redeemed	348,657
Distributions to shareholders	135,987
Management fees	45,413
Distribution and service fees	28,692
Fund accounting/administration fees	10,431
Transfer agent/maintenance fees	10,339
Trustees’ fees*	2,660
Miscellaneous	77,062

Total liabilities	14,865,741

NET ASSETS	$135,584,467

NET ASSETS CONSIST OF:
Paid in capital	$133,423,619
Distributions in excess of net investment income	(263,479)
Accumulated net realized gain on investments	2,845,368
Net unrealized depreciation on investments	(421,041)

Net assets	$135,584,467

A-CLASS:

Net assets	$82,854,393
Capital shares outstanding	6,891,509
Net asset value per share	$12.02

Maximum offering price per share
(Net asset value divided by 95.25%)	$12.62

B-CLASS:

Net assets	$1,175,674
Capital shares outstanding	98,449
Net asset value per share	$11.94

C-CLASS:

Net assets	$14,674,011
Capital shares outstanding	1,210,784
Net asset value per share	$12.12

INSTITUTIONAL CLASS:
Net assets	$36,880,389
Capital shares outstanding	3,737,814
Net asset value per share	$9.87

STATEMENT OF OPERATIONS

Year Ended September 30, 2014

INVESTMENT INCOME:
Interest (net of foreign withholding tax of $120)	$8,989,609
Dividends	147,736

Total investment income	9,137,345

EXPENSES:
Management fees	765,969
Transfer agent/maintenance fees:
A-Class	109,623
B-Class	13,072
C-Class	17,704
Institutional Class	15,610
Distribution and service fees:
A-Class	216,967
C-Class	123,385
Fund accounting/administration fees	121,276
Interest expense	100,104
Trustees’ fees*	14,867
Line of credit expense	9,965
Custodian fees	1,825
Tax expense	2
Miscellaneous	195,533

Total expenses	1,705,902
Less:
Expenses waived by Adviser	(81,112)

Net expenses	1,624,790

Net investment income	7,512,555

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	4,542,424
Foreign currency	(14,354)
Forward foreign currency exchange contracts	308,186

Net realized gain	4,836,256

Net change in unrealized appreciation (depreciation) on:
Investments	(3,417,707)
Forward foreign currency exchange contracts	472,307
Foreign currency	(40,100)

Net change in unrealized appreciation (depreciation)	(2,985,500)

Net realized and unrealized gain	1,850,756

Net increase in net assets resulting
from operations	$9,363,311

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

HIGH YIELD FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2014	2013

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$7,512,555	$6,288,703
Net realized gain (loss) on investments	4,836,256	(84,912)
Net change in unrealized appreciation (depreciation) on investments	(2,985,500)	2,346,050

Net increase in net assets resulting from operations	9,363,311	8,549,841

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
A-Class	(5,820,148)	(4,965,936)
B-Class	(99,790)	(159,633)
C-Class	(738,796)	(643,147)
Institutional Class	(1,911,261)	(1,199,068)
Net realized gains
A-Class	—	(1,585,188)
B-Class	—	(52,625)
C-Class	—	(230,586)
Institutional Class	—	(428,291)

Total distributions to shareholders	(8,569,995)	(9,264,474)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
A-Class	62,904,723	38,631,261
B-Class	142,328	372,026
C-Class	7,344,432	3,038,894
Institutional Class	28,060,805	12,079,625
Redemption fees collected
A-Class	66,165	39,291
B-Class	1,013	1,267
C-Class	9,220	5,860
Institutional Class	19,942	9,020
Distributions reinvested
A-Class	5,125,824	5,926,872
B-Class	93,097	202,480
C-Class	552,770	709,020
Institutional Class	1,189,371	934,337
Cost of shares redeemed
A-Class	(56,529,637)	(37,955,365)
B-Class	(782,961)	(1,020,724)
C-Class	(2,735,624)	(3,278,088)
Institutional Class	(11,032,316)	(3,983,265)

Net increase from capital share transactions	34,429,152	15,712,511

Net increase in net assets	35,222,468	14,997,878

NET ASSETS:
Beginning of year	100,361,999	85,364,121

End of year	$135,584,467	$100,361,999

(Distributions in excess of net investment income)/Undistributed net investment income at end of year	$(263,479)	$283,975

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	5,157,454	3,257,493
B-Class	11,694	31,410
C-Class	596,582	252,867
Institutional Class	2,794,173	1,230,655
Shares issued from reinvestment of distributions
A-Class	420,028	500,071
B-Class	7,688	17,194
C-Class	44,965	59,371
Institutional Class	118,766	95,923
Shares redeemed
A-Class	(4,630,360)	(3,182,863)
B-Class	(64,801)	(86,562)
C-Class	(222,849)	(272,695)
Institutional Class	(1,101,374)	(407,628)

Net increase in shares	3,131,966	1,495,236

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	December 31,	December 31,	December 31,
A-Class	2014	2013	2012[b]	2011	2010	2009

Per Share Data
Net asset value, beginning of period	$11.85	$11.95	$11.12	$12.89	$12.07	$7.70

Income (loss) from investment operations:
Net investment income (loss)[c]	.72	.81	.58	.87	.96	.90
Net gain (loss) on investments (realized and unrealized)	.27	.27	.84	(1.30)	.78	4.30

Total from investment operations	.99	1.08	1.42	(.43)	1.74	5.20

Less distributions from:
Net investment income	(.83)	(.90)	(.59)	(1.07)	(.92)	(.83)
Net realized gains	—	(.29)	—	(.27)	—	—
Return of capital	—	—	—	—	—	(—) [d]

Total distributions	(.83)	(1.19)	(.59)	(1.34)	(.92)	(.83)

Redemption fees collected	.01	.01	—[e]	—	—	—

Net asset value, end of period	$12.02	$11.85	$11.95	$11.12	$12.89	$12.07

Total Return[g]	9.18%	9.54%	12.93%	(3.50% )	14.92%	70.53%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$82,854	$70,451	$64,174	$86,041	$172,443	$155,899

Ratios to average net assets:
Net investment income (loss)	5.91%	6.84%	7.19%	6.92%	7.69%	8.49%
Total expenses	1.32%	1.41%	1.44%	1.34%	1.28%	1.41%
Net expenses[f,h]	1.26%	1.18%	1.17% %	1.18%	1.14%	1.10%

Portfolio turnover rate	97%	101%	55%	102%	77%	53%

	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	December 31,	December 31,	December 31,
B-Class	2014[a]	2013[a]	2012[a,b]	2011[a]	2010[a]	2009[a]

Per Share Data
Net asset value, beginning of period	$11.77	$11.89	$11.07	$12.84	$12.05	$7.67

Income (loss) from investment operations:
Net investment income (loss)[c]	.75	.84	.62	.92	1.00	.92
Net gain (loss) on investments (realized and unrealized)	.26	.26	.81	(1.32)	.78	4.30

Total from investment operations	1.01	1.10	1.43	(.40)	1.78	5.22

Less distributions from:
Net investment income	(.85)	(.94)	(.61)	(1.10)	(.99)	(.84)
Net realized gains	—	(.29)	—	(.27)	—	—
Return of capital	—	—	—	—	—	(—) [d]

Total distributions	(.85)	(1.23)	(.61)	(1.37)	(.99)	(.84)

Redemption fees collected	.01	.01	—[e]	—	—	—

Net asset value, end of period	$11.94	$11.77	$11.89	$11.07	$12.84	$12.05

Total Return[g]	9.46%	9.79%	13.20%	(3.32% )	15.28%	71.07%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,176	$1,693	$2,162	$2,777	$4,872	$6,996

Ratios to average net assets:
Net investment income (loss)	6.17%	7.10%	7.43%	7.38%	8.01%	9.08%
Total expenses	1.87%	1.89%	1.62%	1.10%	1.04%	1.19%
Net expenses[f,h]	1.00%	0.93%	0.92%	0.94%	0.89%	0.85%

Portfolio turnover rate	97%	101%	55%	102%	77%	53%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	December 31,	December 31,	December 31,
C-Class	2014	2013	2012[b]	2011	2010	2009

Per Share Data
Net asset value, beginning of period	$11.95	$12.03	$11.20	$12.97	$12.14	$7.73

Income (loss) from investment operations:
Net investment income (loss)[c]	.63	.73	.56	.79	.87	.83
Net gain (loss) on investments (realized and unrealized)	.27	.27	.80	(1.32)	.79	4.33

Total from investment operations	.90	1.00	1.36	(.53)	1.66	5.16

Less distributions from:
Net investment income	(.74)	(.80)	(.53)	(.97)	(.83)	(.75)
Net realized gains	—	(.29)	—	(.27)	—	—
Return of capital	—	—	—	—	—	(—) [d]

Total distributions	(.74)	(1.09)	(.53)	(1.24)	(.83)	(.75)

Redemption fees collected	.01	.01	—[e]	—	—	—

Net asset value, end of period	$12.12	$11.95	$12.03	$11.20	$12.97	$12.14

Total Return[g]	8.46%	8.69%	12.33%	(4.30% )	14.07%	69.42%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,674	$9,463	$9,054	$7,991	$10,264	$8,048

Ratios to average net assets:
Net investment income (loss)	5.14%	6.10%	6.37%	6.32%	6.92%	8.11%
Total expenses	2.09%	2.17%	2.19%	2.08%	2.04%	2.19%
Net expenses[f,h]	2.01%	1.93%	1.92%	1.94%	1.89%	1.85%

Portfolio turnover rate	97%	101%	55%	102%	77%	53%

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	December 31,	December 31,	December 31,
Institutional Class	2014	2013	2012[b]	2011	2010	2009

Per Share Data
Net asset value, beginning of period	$9.74	$9.90	$9.26	$10.96	$10.47	$6.74

Income (loss) from investment operations:
Net investment income (loss)[c]	.61	.70	.55	.79	.86	.81
Net gain (loss) on investments (realized and unrealized)	.23	.22	.64	(1.12)	.68	3.76

Total from investment operations	.84	.92	1.19	(.33)	1.54	4.57

Less distributions from:
Net investment income	(.72)	(.80)	(.55)	(1.10)	(1.05)	(.84)
Net realized gains	—	(.29)	—	(.27)	—	—
Return of capital	—	—	—	—	—	(—)[d]

Total distributions	(.72)	(1.09)	(.55)	(1.37)	(1.05)	(.84)

Redemption fees collected	.01	.01	— [e]	—	—	—

Net asset value, end of period	$9.87	$9.74	$9.90	$9.26	$10.96	$10.47

Total Return[g]	9.50%	9.97%	13.17%	(3.30% )	15.33%	71.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,880	$18,755	$9,974	$7,900	$2,785	$2,649

Ratios to average net assets:
Net investment income (loss)	6.12%	7.12%	7.42%	7.61%	7.99%	8.79%
Total expenses	1.01%	1.01%	1.11%	1.08%	1.02%	1.16%
Net expenses[f,h]	1.01%	0.93%	0.92%	0.95%	0.89%	0.85%

Portfolio turnover rate	97%	101%	55%	102%	77%	53%

[a]	Effective December 31, 2006, B-Class shares ceased charging 12b-1 fees in accordance with FINRA (formerly NASD) sales cap regulations. Per share information reflects this change. This fee will be reinstated when sales reach above the sales cap limit.
[b]	The Fund changed its fiscal year end from December 31 to September 30.
[c]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[d]	Distributions from return of capital are less than $0.01 per share.
[e]	Redemption fees collected are less than $0.01 per share.
[f]	Net expense information reflects the expense ratios after expense waivers.
[g]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[h]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating expense ratio for the year would be:

09/30/14

A-Class	1.16%
B-Class	0.91%
C-Class	1.91%
Institutional Class	0.91%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2014

To Our Shareholders

Guggenheim Investment Grade Bond Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director; Jeffrey B. Abrams, Senior Managing Director and Portfolio Manager; and James W. Michal, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2014.

For the one-year period ended September 30, 2014 (the “Period”), the Guggenheim Investment Grade Bond Fund returned 8.47%1, compared with the 3.96% return of its benchmark, the Barclays U.S. Aggregate Bond Index.

The investment objective of the Fund is to seek to provide current income. In pursuit of its objective, the Fund will invest, under normal market conditions, at least 80% of its net assets in investment grade U.S. fixed-income securities. The Fund has the ability to adjust portfolio duration synthetically using interest rate hedges.

As the Period began, monetary accommodation by the Fed was propelling asset prices higher, while positive economic momentum was pushing interest rates higher. By the end of December 2013, the 10-year U.S. Treasury yield reached its highest point over the prior 2½ years at 3%, a level that was not revisited for the remainder of the Period.

Credit-spread and risk assets continued to find investor favor through 2014, even though severe winter weather produced volatility and mixed economic data. Additional liquidity from central banks outside the U.S. supported foreign capital flows into U.S. assets, which, along with the search for yield among U.S. investors, was positive for fixed income. But just as the market appeared to be growing complacent in the third quarter of 2014, leveraged credit had its first correction in a year, as mutual fund investors withdrew from the sector amid concerns about frothy valuations and talk of credit bubble. Volatility spread across risk assets, including equities.

The events that drove spread widening in the third quarter showed that investors are becoming increasingly reactive to factors outside of the fundamentals that underscore a generally positive outlook on credit. Even though U.S. economic data was mixed in September, it was strong year to date, and the improving health of the U.S. economy and low interest rates underscored our expectation that spreads can compress further. Volatility is likely to continue, but as the economy improves, brief periods of spread widening could present buying opportunities.

The Fund mainly invests in asset-backed securities (ABS), investment grade corporate bonds and non-agency residential mortgage-backed securities (RMBS). It has positions in high yield corporate bonds, municipal bonds, bank loans, preferred securities, among other holdings.

Investment grade corporate bonds weathered interest rate volatility in the fourth quarter of 2013, but low dealer inventory and heavy demand for most of the 12-month Period supported continued spread compression. The Barclays U.S. Corporate Investment Grade Index rose by 6.77% for the Period. The credit spread on investment grade corporate bonds tightened by 29 basis points, and yields declined to 3.10% at the end of September 2014. Volatility in the third quarter also impacted issuance, but it still reached $647 billion through the three quarters of 2014.

High yield corporate bonds and bank loans posted their fifth consecutive year of positive returns in 2013 and strong performance continued through the first half of 2014. As upside potential declined in the leveraged credit space, the Fund rotated into higher quality credits. With the onset of a leveraged credit sell-off in the third quarter, the Fund was able to add exposure back to many of the names it had sold several months before.

The ABS and non-agency RMBS sectors contributed positively for the Period. The BofA/ML ABS Master BBB-AA Index gained 3.36% for the 12-month Period as its spread tightened 48 basis points to 133 basis points. Credit performance across the commercial ABS and collateralized loan obligation (CLO) sectors remained strong given benign credit conditions and improving collateral valuations across the U.S. economy. 2014 issuance is well ahead of 2013’s pace and

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited) (concluded)	September 30, 2014

likely to break 2012’s post-crisis peak. New ABS issuance was diversified across all classes, with auto and credit card new issues remaining strong. Consumer ABS performance has been solid despite concern surrounding student loans and subprime auto lending. JPMorgan Research indicates the gradual improvement in the household balance sheet will continue to support credit performance of Consumer ABS. Year-to-date ABS issuance has now surpassed $94 billion, the all time annual record set in 2007. Housing activity has been uneven, as price appreciation has been slowing and sales remain below the post-crisis peak in 2013. With the economic outlook mostly positive and central banks maintaining accommodation, the backdrop for ABS and RMBS remains constructive. Amidst these positive fundamentals, the CLO market raised $93 billion through three quarters of 2014, already exceeding 2013’s full-year volume.

Much of the Fund’s outperformance stemmed from credit spread compression and the gradual decline in the benchmark 10-year U.S. Treasury yield. Positive returns have largely been driven by the Fund’s investments in asset backed securities as spreads continued to normalize across various subsectors including collateralized loan obligations, commercial real estate CDOs, and aircraft lease securitizations. Detractors from Fund performance included a few higher-duration assets such as fixed-rate corporate bonds and preferred debt in late 2013 when rates were rising.

The Fund maintains low interest rate duration, particularly at the front end of the yield curve, and thus has largely avoided losses due to a flattening curve. Concentration of the Fund’s credit investments in relatively short-maturity high yield bonds and loans has muted the impact of recent turmoil of risk assets, and the Fund continues to use periods of weakness in those sectors to add attractive assets.

Performance displayed represents past performance which is no guarantee of future results.

1 Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses, and, in the absence of such waivers, the performance quoted would be reduced.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2014

INVESTMENT GRADE BOND FUND

OBJECTIVE:    Seeks to provide current income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Portfolio Composition by Quality Rating*

% of
Rating	Total Investments

Fixed Income Instruments
AAA	2.6%
AA	15.4%
A	21.9%
BBB	36.4%
BB	5.2%
B	6.2%
CCC	5.7%
Other	2.9%
Other Instruments
Preferred Stocks	3.6%
Common Stocks	0.1%

Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

Inception Dates:

A-Class	August 15, 1985
B-Class	October 19, 1993
C-Class	May 1, 2000
Institutional Class	January 29, 2013

Ten Largest Holdings (% of Total Net Assets)

Willis Engine Securitization Trust II — Class A	2.0%
GATX Corp.	1.6%
Northwoods Capital VIII Ltd. — Class D	1.5%
Fifth Third Bancorp	1.3%
T2 Income Fund CLO Ltd. — Class C	1.2%
Cigna Corp.	1.2%
Cox Enterprises, Inc.	1.2%
Diageo Capital PLC	1.2%
LSTAR Securities Investment Trust 2014-1	1.1%
Cypress School District General
Obligation Unlimited	1.1%

Top Ten Total	13.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

*	Source: Factset. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All rated securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Unrated securities do not necessarily indicate low credit quality. Security ratings are determined at the time of purchase and may change thereafter.

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	September 30, 2014

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended September 30, 2014

	1 Year	5 Year	10 Year

A-Class Shares	8.47%	6.02%	3.55%

A-Class Shares with sales charge†	3.31%	5.00%	3.05%

B-Class Shares	7.68%	5.27%	2.93%

B-Class Shares with CDSC‡	2.68%	4.94%	2.93%

C-Class Shares	7.69%	5.25%	2.80%

C-Class Shares with CDSC§	6.69%	5.25%	2.80%

Barclays U.S. Aggregate Bond Index	3.96%	4.12%	4.62%

		Since Inception
	1 Year	(01/29/13)

Institutional Class Shares	8.64%	5.94%

Barclays U.S. Aggregate Bond Index	3.96%	1.63%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of up to 5% if redeemed within 5 years of purchase.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS	September 30, 2014

INVESTMENT GRADE BOND FUND

	SHARES	VALUE

COMMON STOCKS† - 0.1%

FINANCIAL - 0.1%
Rescap Liquidating Trust	5,199	$83,184

CONSUMER, CYCLICAL - 0.0%
Harry & David Holdings, Inc.*	7	994

MATERIALS - 0.0%
Constar International Holdings LLC*,†††,8	68	—

Total Common Stocks
(Cost $263,071)		84,178

PREFERRED STOCKS††- 3.8%
Aspen Insurance Holdings Ltd.
5.95%†,1,2	48,000	1,198,560
Seaspan Corp.
6.38% due 04/30/19†	22,000	562,980
Woodbourne Capital Trust IV
0.02%†††,1,2,3,9	950,000	535,515
Woodbourne Capital Trust III
0.02%†††,1,2,3,9	950,000	535,515
Woodbourne Capital Trust II
0.02%†††,1,2,3,9	950,000	535,515
Woodbourne Capital Trust I
0.02%†††,1,2,3,9	950,000	535,515
Wells Fargo & Co.
5.85%†,1,2	15,000	384,450
Morgan Stanley
7.13%†,1,2	10,000	269,100
AgriBank FCB
6.88%†,1,2	1,500	160,219
City National Corp.
6.75%†,1,2	4,000	111,400
Constar International Holdings LLC*,†††,8	7	—

Total Preferred Stocks
(Cost $6,445,328)		4,828,769

	FACE
	AMOUNT

ASSET BACKED SECURITIES†† - 41.1%
Willis Engine Securitization Trust II 2012-A
5.50% due 09/15/37[3]	$2,516,284	2,522,575
Northwoods Capital VIII Ltd. 2007-8A
2.24% due 07/28/22[1,3]	1,950,000	1,887,015
Castlelake Aircraft Securitization Trust 2014-1
5.25% due 02/15/29	1,115,263	1,119,501
7.50% due 02/15/29	446,105	446,640
T2 Income Fund CLO Ltd. 2007-1A
1.73% due 07/15/19[1,3]	1,600,000	1,561,600
Emerald Aviation Finance Ltd. 2013-1
4.65% due 10/15/38[3]	1,178,385	1,193,115
6.35% due 10/15/38[3,4]	235,677	239,330
Grayson CLO Ltd. 2006-1A
0.65% due 11/01/21[1,3]	1,400,000	1,297,380
Copper River CLO Ltd. 2007-1A
due 01/20/21[1,3,10]	700,000	767,900
0.63% due 01/20/21[1,3]	500,000	480,150
Telos CLO Ltd. 2013-3A
3.23% due 01/17/24[1,3]	1,250,000	1,230,000
Gramercy Real Estate CDO 2007-1 Ltd.
0.51% due 08/15/56[1,3]	1,382,539	1,218,432
Flagship CLO VI 2007-1A
2.63% due 06/10/21[1,3]	1,250,000	1,211,125
Garanti Diversified Payment Rights
Finance Co. 2007-A
0.42% due 07/09/17	1,248,000	1,209,062
CKE Restaurant Holdings, Inc. 2013-1A
4.47% due 03/20/43[3]	1,124,125	1,134,546
Telos CLO 2007-2 Ltd.
2.43% due 04/15/22[1,3]	1,100,000	1,049,290
Great Lakes CLO 2012-1 Ltd.
4.33% due 01/15/23[1,3]	1,000,000	1,008,600
Fortress Credit Opportunities V CLO Ltd. 2014-5A
2.88% due 10/15/26[1,3]	1,000,000	989,500
Figueroa CLO 2013-1 Ltd.
2.98% due 03/21/24[1,3]	1,000,000	981,300
Rockwall CDO II Ltd. 2007-1A
0.79% due 08/01/24[1,3]	1,100,000	980,650
KKR Financial CLO 2007-1 Ltd.
2.48% due 05/15/21[1,3]	1,000,000	980,600
ALM VII R Ltd. 2013-7RA
2.83% due 04/24/24[1,3]	1,000,000	979,200
Venture XIV CLO Ltd. 2013-14A
2.99% due 08/28/25[1,3]	1,000,000	967,100
RAIT CRE CDO I Ltd. 2006-1X
0.48% due 11/20/46	1,015,743	912,746
MCF CLO I LLC 2013-1A
3.78% due 04/20/23[1,3]	900,000	890,370
CIT Mortgage Loan Trust 2007-1
1.60% due 10/25/37[1,3]	950,000	882,595
N-Star Real Estate CDO IX Ltd.,
0.47% due 02/01/41[8]	915,659	878,392
Turbine Engines Securitization Ltd. 2013-1A
5.13% due 12/13/48[3]	868,095	876,776
ICE EM CLO 2007-1A
0.93% due 08/15/22[1,3]	850,000	809,115
COA Summit CLO Limited 2014-1
3.04% due 04/20/23[1,3]	800,000	793,680
Newstar Trust 2012-2A
3.48% due 01/20/23[1,3]	750,000	751,650
OZLM Funding Ltd. 2012-2A
3.49% due 10/30/23[1,3]	750,000	750,000
ARES XII CLO Ltd. 2007-12A
3.48% due 11/25/20[1,3]	750,000	744,675
Carlyle Global Market Strategies CLO 2014-2 Ltd.
2.35% due 05/15/25[1,3]	750,000	738,975
Tricadia CDO 2006-6 Ltd.
0.79% due 11/05/41[1,3]	750,000	709,200
Icon Brand Holdings LLC 2013-1A
4.35% due 01/25/43[3]	645,079	642,241
Ivy Hill Middle Market Credit Fund VII Ltd. 2013-7A
3.68% due 10/20/25[1,3]	600,000	595,020
Fortress Credit Opportunities III CLO, LP 2014-3A
3.48% due 04/28/26[1,3]	300,000	297,960
2.73% due 04/28/26[1,3]	300,000	294,570
Babson CLO Limited 2014-I
due 07/20/25[3,10]	650,000	591,630

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2014

INVESTMENT GRADE BOND FUND

	FACE
	AMOUNT	VALUE

Black Diamond CLO 2012-1 Ltd.
3.49% due 02/01/23[1,3]	$550,000	$545,985
Structured Asset Securities Corporation
Mortgage Loan Trust 2006-OPT1
0.41% due 04/25/36[1]	600,000	540,125
Apidos CDO IX 2012-9A
3.98% due 07/15/23[1,3]	500,000	500,000
Cent CLO 16, LP 2014-16AR
2.74% due 08/01/24[1,3]	500,000	498,800
Miramax LLC 2014-1A
3.34% due 07/20/26[3]	500,000	498,424
KKR CLO Trust 2012-1A
3.53% due 12/15/24[1,3]	500,000	496,450
Acis CLO 2013-1 Ltd.
3.18% due 04/18/24[1,3]	500,000	490,150
Apidos CDO III Ltd. 2006-3A
1.98% due 06/12/20[1,3]	500,000	484,850
Golub Capital Partners Fundings Ltd. 2007-1A
0.98% due 03/15/22[1,3]	500,000	478,600
MCF CLO III LLC 2014-3A
3.21% due 01/20/24[1,3]	500,000	477,100
Cerberus Offshore Levered I, LP 2012-1A
4.98% due 11/30/18[1,3]	450,000	449,865
N-Star REL CDO VIII Ltd. 2006-8A
0.51% due 02/01/41[1,3]	500,000	449,750
West Coast Funding Ltd. 2006-1A
0.38% due 11/02/41[1,3]	434,381	426,345
Eastland CLO Ltd. 2007-1A
0.64% due 05/01/22[1,3]	450,000	419,265
Lehman XS Trust 2007-9
0.27% due 06/25/37[1]	415,345	374,805
Westwood CDO I Ltd. 2007-1A
0.90% due 03/25/21[1,3]	400,000	371,240
UCFC Manufactured Housing Contract 1997-2
7.38% due 10/15/28	333,409	363,316
Halcyon Loan Advisors Funding 2012-2 Ltd.
4.73% due 12/20/24[1,3]	350,000	351,330
Saxon Asset Securities Trust 2005-4
0.59% due 11/25/37[1]	400,000	345,542
Northwoods Capital VII Ltd. 2006-7A
1.78% due 10/22/21[1,3]	350,000	344,680
Newstar Commercial Loan Funding 2013-1 LLC
4.78% due 09/20/23[1,3]	350,000	343,665
Anchorage Capital CLO 4 Ltd. 2014-4A
2.44% due 07/28/26[1,3]	350,000	342,125
DIVCORE CLO Ltd. 2013-1A B
4.05% due 11/15/32	300,000	300,180
CIFC Funding 2012-II Ltd.
4.48% due 12/05/24[1,3]	300,000	300,030
Salus CLO 2012-1 Ltd.
3.98% due 03/05/21[1,3]	300,000	299,340
ALM VII R-2 Ltd. 2013-7R2A
2.83% due 04/24/24[1,3]	300,000	294,540
GreenPoint Mortgage Funding Trust 2005-HE4
0.86% due 07/25/30[1]	300,000	280,848
TICC CLO 2012-1 LLC
4.98% due 08/25/23[1,3]	250,000	251,125
Ivy Hill Middle Market Credit Fund Ltd. 2011-3A
6.23% due 01/15/22[1,3]	250,000	251,050
Acis CLO 2013-2 Ltd.
3.44% due 10/14/22[1,3]	250,000	250,125
Golub Capital Partners CLO 17 Ltd. 2013-17A
4.06% due 10/25/25[1,3]	250,000	249,125
Gallatin CLO VII 2014-1 Ltd.
3.06% due 07/15/23[1,3]	250,000	248,700
Dryden XXIII Senior Loan Fund 2014-23RA
3.18% due 07/17/23[1,3]	250,000	248,700
Great Lakes CLO 2014-1 Ltd.
3.93% due 04/15/25[1,3]	250,000	248,625
Garrison Funding 2013-2 Ltd.
3.63% due 09/25/23[1,3]	250,000	247,600
Drug Royalty II Limited Partnership 2014-1
3.08% due 07/15/23[1,2,3]	245,217	246,794
ALM XIV Ltd. 2014-14A
3.18% due 07/28/26[1,3]	250,000	246,075
Cerberus Onshore II CLO LLC 2014-1A
2.93% due 10/15/23[1,3]	250,000	246,025
NewStar Arlington Senior Loan
Program LLC 2014-1A
3.53% due 07/25/25[1,3]	250,000	243,600
Race Point IV CLO Ltd. 2007-4A
2.24% due 08/01/21[1,3]	250,000	242,925
Carlyle Global Market Strategies CLO 2012-3 Ltd.
due 10/04/24[3,10]	250,000	233,225
Keuka Park CLO Limited 2013-1
due 10/21/24[3,10]	250,000	213,750
GSAA Home Equity Trust 2007-7
0.42% due 07/25/37[1]	206,594	175,266
New Century Home Equity Loan Trust 2005-1
0.87% due 03/25/35[1]	149,784	133,225
Credit-Based Asset Servicing and
Securitization LLC 2005-CB5
0.42% due 08/25/35[1]	69,679	69,191
First Franklin Mortgage Loan Trust 2006-FF1
0.49% due 01/25/36[1]	50,000	43,961

Total Asset Backed Securities
(Cost $51,716,613)		52,770,643

CORPORATE BONDS†† - 27.4%

FINANCIAL - 16.9%
Fifth Third Bancorp
5.10%[1,2]	1,820,000	1,715,350
JPMorgan Chase & Co.
5.00%[1,2]	1,050,000	1,023,539
5.15%[1,2]	700,000	666,750
EPR Properties
5.25% due 07/15/23[5]	1,000,000	1,051,352
5.75% due 08/15/22[5]	500,000	547,420
Teachers Insurance & Annuity
Association of America
4.90% due 09/15/44[3]	1,000,000	1,019,123
4.38% due 09/15/54[1,3]	500,000	504,265
Kaupthing Bank HF
3.49% due 01/15/10[3,6]	5,000,000	1,287,500
Susquehanna Bancshares, Inc.
5.38% due 08/15/22	1,200,000	1,246,463
PNC Financial Services Group, Inc.
4.85%[1,2]	1,100,000	1,042,250
AmTrust Financial Services, Inc.
6.13% due 08/15/23	1,000,000	1,040,630

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (continued)	September 30, 2014

INVESTMENT GRADE BOND FUND

	FACE
	AMOUNT	VALUE

General Motors Financial Company, Inc.
2.63% due 07/10/17	$980,000	$984,446
Lancashire Holdings Ltd.
5.70% due 10/01/22[3]	900,000	971,352
HSBC Holdings plc
5.63%[1,2]	650,000	645,450
6.38%[1,2]	200,000	199,750
Icahn Enterprises, LP / Icahn Enterprises
Finance Corp.
6.00% due 08/01/20[5]	800,000	822,000
Bank of America Corp.
5.13%[1,2]	750,000	725,625
Assured Guaranty US Holdings, Inc.
5.00% due 07/01/24[5]	700,000	707,320
Nordea Bank AB
6.13%[1,2,3]	400,000	392,000
5.50%[1,2,3]	300,000	294,750
ACC Group Housing LLC
6.35% due 07/15/543,†††	300,000	309,810
3.50% due 07/15/183,†††	300,000	304,380
Corporation Financiera de Desarrollo S.A.
5.25% due 07/15/29[1,3]	600,000	608,250
Customers Bank
6.13% due 06/26/29[1,3]	500,000	504,375
Wilton Re Finance LLC
5.88% due 03/30/33[1,3]	475,000	494,000
Icahn Enterprises Limited Partnership / Icahn
Enterprises Finance Corp.
4.88% due 03/15/19	450,000	443,250
Pacific Northwest Communities LLC
5.91% due 06/15/50[3]	400,000	415,036
Atlantic Marine Corporations Communities LLC
5.43% due 12/01/50[3]	389,456	375,564
Royal Bank of Scotland Group plc
5.13% due 05/28/24	350,000	343,896
CIC Receivables Master Trust
4.89% due 10/07/21†††	300,000	300,300
Cadence Bank North America
6.25% due 06/28/29[1,11]	200,000	203,500
Skyway Concession Company LLC
0.61% due 06/30/26[1,3]	250,000	200,000
Cadence Financial Corp.
4.88% due 06/28/19[11]	150,000	150,750
Prosight Global Inc.
7.50% due 11/26/20†††,8	100,000	102,520
TIG Holdings, Inc.
8.60% due 01/15/27[3]	34,000	29,750

Total Financial		21,672,716

BASIC MATERIALS - 3.1%
Newcrest Finance Pty Ltd.
4.20% due 10/01/22[3]	1,200,000	1,101,798
4.45% due 11/15/21[3]	500,000	480,556
AngloGold Ashanti Holdings plc
5.13% due 08/01/22[5]	1,250,000	1,205,951
Yamana Gold, Inc.
4.95% due 07/15/24	1,150,000	1,144,787
Mosaic Global Holdings, Inc.
7.38% due 08/01/18	18,000	20,370

Total Basic Materials		3,953,462

CONSUMER, CYCLICAL - 2.4%
United Airlines 2014-2 Class B
Pass Through Trust
4.63% due 09/03/22	745,000	731,963
Sabre GLBL, Inc.
8.50% due 05/15/19[3,5]	680,000	727,600
Northern Group Housing LLC
6.80% due 08/15/53[3]	600,000	672,090
Continental Airlines 2012-2 Class B
Pass Through Trust
5.50% due 10/29/20	380,441	401,365
GRD Holdings III Corp.
10.75% due 06/01/19[3]	250,000	275,625
QVC, Inc.
7.38% due 10/15/20[3]	200,000	213,061
Continental Airlines 2012-1 Class B
Pass Through Trust
6.25% due 04/11/20	112,331	119,632

Total Consumer, Cyclical		3,141,336

MORTGAGE SECURITIES - 1.6%
CSMC Series 2014-ICE
2.30% due 04/15/27[1,3]	1,150,000	1,151,825
BBCMS Trust 2013-TYSN
3.71% due 09/05/32[3]	900,000	858,542

Total Mortgage Securities		2,010,367

ENERGY - 1.1%
BreitBurn Energy Partners LP /
BreitBurn Finance Corp.
7.88% due 04/15/22[5]	600,000	607,500
Regency Energy Partners, LP / Regency
Energy Finance Corp.
8.38% due 06/01/19	455,000	482,300
Crestwood Midstream Partners, LP / Crestwood
Midstream Finance Corp.
7.75% due 04/01/19	350,000	366,625
Williams Companies, Inc.
8.75% due 03/15/32	12,000	15,228

Total Energy		1,471,653

INDUSTRIALS - 1.0%
Chicago Bridge & Iron Co.
5.15% due 12/27/22†††,8	750,000	771,900
SBM Baleia Azul Sarl
5.50% due 09/15/27†††,8	459,700	466,550

Total Industrials		1,238,450

COMMUNICATIONS - 0.5%
Avaya, Inc.
7.00% due 04/01/19[3]	650,000	630,500
Nortel Networks Ltd.
6.88% due 09/01/23[6]	31,000	12,710

Total Communications		643,210

DIVERSIFIED - 0.5%
Leucadia National Corp.
5.50% due 10/18/23	600,000	627,019

GOVERNMENT - 0.2%
U.S. Treasury Bonds
0.00% due 05/15/44[9]	750,000	279,061

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2014

INVESTMENT GRADE BOND FUND

		FACE
		AMOUNT	VALUE

CONSUMER, NON-CYCLICAL - 0.1%
ADT Corp.
6.25% due 10/15/21		$150,000	$155,250

MATERIALS - 0.0%
Constar International, Inc
11.00% due 12/31/17†††,8		5,747	—

Total Corporate Bonds
(Cost $38,772,511)			35,192,524

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 7.5%
LSTAR Securities Investment Trust 2014-1
3.25% due 09/01/21[1,11]		1,400,000	1,400,000
American Home Mortgage Investment Trust 2006-1
0.35% due 03/25/46[1]		1,443,823	1,225,496
Luminent Mortgage Trust 2006-2
0.35% due 02/25/46[1]		1,636,774	1,213,470
Alternative Loan Trust 2003-18CB
5.25% due 09/25/33		1,014,650	1,054,456
MASTR Adjustable Rate Mortgages Trust 2003-5
2.13% due 11/25/33[1]		927,033	846,845
American Home Mortgage Assets Trust 2007-1
0.82% due 02/25/47[1]		1,251,991	789,644
Washington Mutual Mortgage Pass-Through
Certificates WMALT Series 2006-AR9 Trust
0.96% due 11/25/46[1]		759,086	538,391
Chase Mortgage Finance Trust Series 2006-S3
6.00% due 11/25/36		545,719	468,093
Sequoia Mortgage Trust 2013-5
2.50% due 05/25/43[1,3]		427,908	399,308
HarborView Mortgage Loan Trust 2006-12
0.34% due 01/19/38[1]		449,566	383,742
Residential Asset Securitization Trust 2006-A12
6.25% due 11/25/36		486,340	367,036
Washington Mutual Mortgage Pass-Through
Certificates WMALT Series 2006-8 Trust
4.90% due 10/25/36		462,046	352,592
Nomura Resecuritization Trust 2012-1R
0.59% due 08/27/47[1,3]		331,818	306,932
GreenPoint Mortgage Funding Trust Series 2007-AR1
0.23% due 02/25/47[1]		291,083	269,541
JP Morgan Mortgage Trust 2006-A3
2.63% due 04/25/36[1]		35,037	30,444

Total Collateralized Mortgage Obligations
(Cost $9,727,659)			9,645,990

SENIOR FLOATING RATE INTERESTS††,1 - 7.0%

CONSUMER, CYCLICAL - 1.8%
Landry’s, Inc.
4.00% due 04/24/18		723,475	716,631
Compucom Systems, Inc.
4.25% due 05/07/20		726,882	695,990
Ollies Bargain Outlet
4.75% due 09/28/19		387,932	384,782
Arby’s
4.75% due 11/15/20		347,375	346,507
1-800 Contacts, Inc.
4.25% due 01/29/21		199,000	196,015

Total Consumer, Cyclical			2,339,925

TECHNOLOGY - 1.3%
Avago Technologies Ltd.
3.75% due 05/06/21		997,500	987,655
Greenway Medical Technologies
6.00% due 11/04/20[8]		347,375	345,638
P2 Energy Solutions
5.00% due 10/30/20		347,375	345,204

Total Technology			1,678,497

INDUSTRIAL - 1.1%
Rise Ltd.
4.74% due 02/12/39		722,656	732,628
AABS Ltd.
4.87% due 01/15/38		447,917	455,173
VAT Holding AG
4.75% due 02/11/21		248,750	246,263

Total Industrial			1,434,064

CONSUMER, NON-CYCLICAL - 1.0%
Hanesbrands, Inc.
3.50% due 07/29/21	EUR	400,000	507,422
Albertson’s (Safeway) Holdings LLC
5.50% due 08/25/21		400,000	397,832
NES Global Talent
6.50% due 10/03/19		147,188	145,716
Akorn, Inc.
4.50% due 04/16/21		100,000	99,281
Performance Food Group
6.25% due 11/14/19		99,246	98,874

Total Consumer, Non-cyclical			1,249,125

COMMUNICATIONS - 0.8%
MergerMarket Ltd.
4.50% due 02/04/21		597,000	579,090
Asurion Corp.
5.00% due 05/24/19		458,821	456,128

Total Communications			1,035,218

FINANCIAL - 0.5%
Corporate Capital Trust
4.00% due 05/20/19		348,250	348,250
Magic Newco, LLC
5.00% due 12/12/18		246,854	246,237
American Stock Transfer & Trust
5.75% due 06/26/20		96,649	95,965

Total Financial			690,452

BASIC MATERIALS - 0.5%
Fortescue Metals Group Ltd.
3.75% due 06/30/19		596,985	583,833

Total Senior Floating Rate Interests
(Cost $9,103,531)			9,011,114

MORTGAGE BACKED SECURITIES†† - 5.2%
COMM 2014-KYO Mortgage Trust
2.50% due 06/11/27[1,3]		1,150,000	1,150,380
2.15% due 06/11/27[1,3]		600,000	600,198
Hilton USA Trust 2013-HLT
4.41% due 11/05/30[3]		1,100,000	1,121,468
5.61% due 11/05/18[1,3]		350,000	355,426
Boca Hotel Portfolio Trust 2013-BOCA
3.20% due 08/15/26[1,3]		1,000,000	1,000,792

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (continued)	September 30, 2014

INVESTMENT GRADE BOND FUND

	FACE
	AMOUNT	VALUE

Motel 6 Trust 2012-MTL6
3.78% due 10/05/25[3]	$500,000	$500,415
LSTAR Commercial Mortgage Trust 2014-2
5.30% due 01/20/41[1,3]	500,000	499,588
GMAC Commercial Mortgage
Asset Corp. 2003-PRES
6.24% due 10/10/41†††,3	483,369	473,556
Capmark Military Housing Trust 2007-AETC
5.75% due 02/10/52[3]	341,931	345,111
SRERS Funding Ltd. 2011-RS
0.40% due 05/09/46[1,3]	350,808	334,145
T2 Income Fund CLO Ltd. 2007-1X
1.73% due 07/15/19	250,000	244,000
Ginnie Mae
#518436, 7.25% due 09/15/29	9,450	9,995
#1849, 8.50% due 08/20/24	1,041	1,089
Fannie Mae[7]
1990-108, 7.00% due 09/25/20	7,815	8,597

Total Mortgage Backed Securities
(Cost $6,591,589)		6,644,760

MUNICIPAL BONDS†† - 4.5%

CALIFORNIA - 2.0%
Cypress School District General
Obligation Unlimited
0.00% due 08/01/40[9]	4,400,000	1,394,095
Stockton Unified School District General
Obligation Unlimited
0.00% due 08/01/36[9]	875,000	354,681
0.00% due 08/01/35[9]	565,000	240,656
Inland Valley Development Agency Tax Allocation
5.50% due 03/01/33	500,000	517,030
County of Sacramento California Revenue Bonds
7.25% due 08/01/25	100,000	112,827

Total California		2,619,289

ALABAMA - 0.7%
County of Jefferson Alabama Sewer Revenue
Revenue Bonds
0.00% due 10/01/34[9]	775,000	251,922
0.00% due 10/01/36[9]	800,000	226,272
0.00% due 10/01/35[9]	475,000	144,030
0.00% due 10/01/32[9]	300,000	113,301
0.00% due 10/01/31[9]	250,000	102,173

Total Alabama		837,698

PUERTO RICO - 0.6%
Commonwealth of Puerto Rico General
Obligation Unlimited
5.00% due 07/01/31	500,000	499,960
Puerto Rico Highways & Transportation
Authority Revenue Bonds
5.50% due 07/01/28	250,000	262,045

Total Puerto Rico		762,005

ILLINOIS - 0.6%
State of Illinois General Obligation Unlimited
5.65% due 12/01/38	500,000	520,090
City of Chicago Illinois General Obligation
Unlimited
5.00% due 01/01/27	150,000	159,431
0.00% due 01/01/30[9]	150,000	72,356

Total Illinois		751,877

FLORIDA - 0.5%
County of Miami-Dade Florida
Revenue Bonds
0.00% due 10/01/42[9]	2,500,000	608,799

MICHIGAN - 0.1%
Detroit City School District General
Obligation Unlimited
7.75% due 05/01/39	100,000	125,031
City of Detroit Michigan Water Supply
System Revenue Revenue Bonds
5.00% due 07/01/30	50,000	50,020

Total Michigan		175,051

Total Municipal Bonds
(Cost $5,395,179)		5,754,719

COMMERCIAL PAPER†† - 6.8%
GATX Corp.
0.25% due 10/06/14	2,000,000	1,999,931
Cigna Corp.
0.20% due 10/01/14	1,500,000	1,500,000
Cox Enterprises, Inc.
0.25% due 10/01/14	1,500,000	1,500,000
Diageo Capital PLC
0.25% due 10/07/14	1,500,000	1,499,938
Kellogg Co.
0.16% due 10/15/14	1,200,000	1,199,925
Pentair Finance SA
0.23% due 10/03/14	1,000,000	999,987

Total Commercial Paper
(Cost $8,699,781)		8,699,781

Total Investments - 103.4%
(Cost $136,715,262)		$132,632,478

Other Assets & Liabilities, net - (3.4)%		(4,372,574)

Total Net Assets - 100.0%		$128,259,904

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS(concluded)	September 30, 2014

INVESTMENT GRADE BOND FUND

CENTRALLY CLEARED INTEREST RATE SWAP AGREEMENTS††

							Unrealized
	Floating						Appreciation/
Counterparty	Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	(Depreciation	)

Merrill Lynch	Pay	3-Month USD-LIBOR	3.89%	09/09/43	$1,850,000	$265,845	$265,845
Merrill Lynch	Pay	3-Month USD-LIBOR	3.68%	08/29/43	1,450,000	151,670	151,670
Merrill Lynch	Pay	3-Month USD-LIBOR	1.97%	09/09/18	5,850,000	77,220	77,220
Merrill Lynch	Pay	3-Month USD-LIBOR	3.65%	09/26/43	450,000	43,155	43,155
Merrill Lynch	Pay	3-Month USD-LIBOR	1.70%	08/29/18	5,950,000	21,420	21,420
Merrill Lynch	Pay	3-Month USD-LIBOR	1.59%	09/26/18	1,350,000	(3,645)		(3,645)

							$555,665

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Variable rate security. Rate indicated is rate effective at September 30, 2014.
[2]	Perpetual maturity.
[3]	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $70,256,060 (cost $74,580,230), or 54.8% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
[4]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[5]	Security or a portion thereof is held as collateral for reverse repurchase agreements — See Note 13.
[6]	Security is in default of interest and/or principal obligations.
[7]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[8]	Illiquid security.
[9]	Zero coupon rate security.
[10]	Residual interest.
[11]	Security is a 144A or Section 4(a)(2) security. These securities are considered illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $1,754,250 (cost $1,750,000), or 1.4% of total net assets — See Note 16.
plc — Public Limited Company
REIT — Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

INVESTMENT GRADE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2014

ASSETS:
Investments, at value
(cost $136,715,262)	$132,632,478
Foreign currency, at value
(cost $4,508)	4,508
Unrealized appreciation on swap agreements	559,310
Segregated cash with broker	441,592
Cash	57,599
Prepaid expenses	28,662
Receivables:
Securities sold	881,212
Interest	722,786
Fund shares sold	139,390
Dividends	32,681

Total assets	135,500,218

LIABILITIES:
Reverse Repurchase Agreements	4,449,397
Segregated cash from broker	781,494
Unrealized depreciation on swap agreements	3,645
Payable for:
Securities purchased	1,708,060
Fund shares redeemed	93,273
Management fees	32,691
Distribution and service fees	38,170
Distributions to shareholders	30,923
Transfer agent/maintenance fees	15,439
Fund accounting/administration fees	9,670
Trustees’ fees*	2,781
Miscellaneous	74,771

Total liabilities	7,240,314

NET ASSETS	$128,259,904

NET ASSETS CONSIST OF:
Paid in capital	$159,509,224
Distributions in excess of net investment income	(620,132)
Accumulated net realized loss on investments	(27,133,232)
Net unrealized depreciation on investments	(3,495,956)

Net assets	$128,259,904

A-CLASS:
Net assets	$99,565,402
Capital shares outstanding	5,383,021
Net asset value per share	$18.50

Maximum offering price per share
(Net asset value divided by 95.25%)	$19.42

B-CLASS:
Net assets	$2,112,623
Capital shares outstanding	114,701
Net asset value per share	$18.42

C-CLASS:
Net assets	$20,672,518
Capital shares outstanding	1,122,524
Net asset value per share	$18.42

INSTITUTIONAL CLASS:
Net assets	$5,909,361
Capital shares outstanding	319,985
Net asset value per share	$18.47

STATEMENT OF OPERATIONS

Year Ended September 30, 2014

INVESTMENT INCOME:
Interest	$4,925,640
Dividends from securities of unaffiliated issuers	247,745
Dividends from securities of affiliated issuers	7,305

Total investment income	5,180,690

EXPENSES:
Management fees	563,405
Transfer agent/maintenance fees:
A-Class	109,440
B-Class	17,539
C-Class	31,542
Institutional Class	631
Distribution and service fees:
A-Class	226,505
B-Class	24,700
C-Class	185,243
Fund accounting/administration fees	107,046
Interest expense	33,696
Trustees’ fees*	11,910
Line of credit expense	9,948
Custodian fees	6,304
Tax expense	2
Miscellaneous	193,684

Total expenses	1,521,595
Less:
Expenses waived by Adviser	(184,543)

Net expenses	1,337,052

Net investment income	3,843,638

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	851,625
Investments in affiliated issuers	(403)
Swap agreements	460,552
Options purchased	(139,562)
Options written	31,514

Net realized gain	1,203,726

Net change in unrealized appreciation (depreciation) on:
Investments	3,570,964
Swap agreements	245,395

Net change in unrealized appreciation (depreciation)	3,816,359

Net realized and unrealized gain	5,020,085

Net increase in net assets resulting
from operations	$8,863,723

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVESTMENT GRADE BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2014	2013

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,843,638	$3,757,320
Net realized gain on investments	1,203,726	4,952,858
Net change in unrealized appreciation (depreciation) on investments	3,816,359	(4,987,231)

Net increase in net assets resulting from operations	8,863,723	3,722,947

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
A-Class	(3,901,798)	(3,408,190)
B-Class	(90,367)	(119,783)
C-Class	(663,466)	(654,081)
Institutional Class	(43,335)	(2,951)

Total distributions to shareholders	(4,698,966)	(4,185,005)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
A-Class	34,856,715	22,376,229
B-Class	113,376	432,699
C-Class	7,556,050	10,703,187
Institutional Class	6,598,753	174,306
Distributions reinvested
A-Class	3,669,266	3,261,071
B-Class	90,089	119,401
C-Class	598,003	609,091
Institutional Class	43,339	2,451
Cost of shares redeemed
A-Class	(25,960,887)	(39,676,207)
B-Class	(1,240,203)	(2,665,979)
C-Class	(6,049,767)	(14,287,993)
Institutional Class	(925,391)	—

Net increase (decrease) from capital share transactions	19,349,343	(18,951,744)

Net increase (decrease) in net assets	23,514,100	(19,413,802)

NET ASSETS:
Beginning of year	104,745,804	124,159,606

End of year	$128,259,904	$104,745,804

Distributions in excess of net investment income at end of year	$(620,132)	$(425,919)

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	1,908,779	1,246,284
B-Class	6,183	24,231
C-Class	414,295	595,542
Institutional Class	357,987	9,638
Shares issued from reinvestment of distributions
A-Class	201,435	181,120
B-Class	4,978	6,659
C-Class	33,009	33,953
Institutional Class	2,362	137
Shares redeemed
A-Class	(1,424,258)	(2,203,124)
B-Class	(68,669)	(148,667)
C-Class	(333,003)	(795,823)
Institutional Class	(50,139)	—

Net increase (decrease) in shares	1,052,959	(1,050,050)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

INVESTMENT GRADE BOND FUND
FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	December 31,	December 31,	December 31,
A-Class	2014	2013	2012[d]	2011[e]	2010[e]	2009[e]

Per Share Data
Net asset value, beginning of period	$17.81	$17.92	$17.41	$16.71	$16.20	$15.12

Income (loss) from investment operations:
Net investment income (loss)[a]	.65	.61	.27	.42	.40	.48
Net gain (loss) on investments (realized and unrealized)	.83	(.04)	.51	.74	.59	1.12

Total from investment operations	1.48	.57	.78	1.16	.99	1.60

Less distributions from:
Net investment income	(.79)	(.68)	(.27)	(.46)	(.48)	(.52)

Total distributions	(.79)	(.68)	(.27)	(.46)	(.48)	(.52)

Net asset value, end of period	$18.50	$17.81	$17.92	$17.41	$16.71	$16.20

Total Return[f]	8.47%	3.21%	4.51%	6.94%	6.11%	10.63%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$99,565	$83,642	$98,063	$108,999	$101,971	$104,972

Ratios to average net assets:
Net investment income (loss)	3.55%	3.40%	2.04%	2.43%	2.51%	3.04%
Total expenses	1.19%	1.21%	1.15%	1.15%	1.21%	1.31%
Net expenses[b,g]	1.05%	1.04%	1.00%	1.00%	0.98%	0.95%

Portfolio turnover rate	61%	119%	52%	43%	39%	89%

	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	December 31,	December 31,	December 31,
B-Class	2014	2013	2012[d]	2011[e]	2010[e]	2009[e]

Per Share Data
Net asset value, beginning of period	$17.73	$17.82	$17.32	$16.62	$16.12	$15.04

Income (loss) from investment operations:
Net investment income (loss)[a]	.51	.47	.16	.29	.28	.36
Net gain (loss) on investments (realized and unrealized)	.83	(.04)	.51	.74	.54	1.12

Total from investment operations	1.34	.43	.67	1.03	.82	1.48

Less distributions from:
Net investment income	(.65)	(.52)	(.17)	(.33)	(.32)	(.40)

Total distributions	(.65)	(.52)	(.17)	(.33)	(.32)	(.40)

Net asset value, end of period	$18.42	$17.73	$17.82	$17.32	$16.62	$16.12

Total Return[f]	7.68%	2.42%	3.91%	6.35%	5.08%	9.87%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,113	$3,054	$5,168	$6,993	$11,619	$16,249

Ratios to average net assets:
Net investment income (loss)	2.82%	2.64%	1.29%	1.72%	1.76%	2.31%
Total expenses	2.53%	2.67%	2.12%	1.92%	1.95%	2.06%
Net expenses[b,g]	1.80%	1.79%	1.75%	1.75%	1.73%	1.70%

Portfolio turnover rate	61%	119%	52%	43%	39%	89%

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVESTMENT GRADE BOND FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	December 31,	December 31,	December 31,
C-Class	2014	2013	2012[d]	2011[e]	2010[e]	2009[e]

Per Share Data
Net asset value, beginning of period	$17.73	$17.82	$17.31	$16.62	$16.12	$15.04

Income (loss) from investment operations:
Net investment income (loss)[a]	.51	.48	.17	.29	.28	.36
Net gain (loss) on investments (realized and unrealized)	.83	(.05)	.51	.73	.54	1.12

Total from investment operations	1.34	.43	.68	1.02	.82	1.48

Less distributions from:
Net investment income	(.65)	(.52)	(.17)	(.33)	(.32)	(.40)

Total distributions	(.65)	(.52)	(.17)	(.33)	(.32)	(.40)

Net asset value, end of period	$18.42	$17.73	$17.82	$17.31	$16.62	$16.12

Total Return[f]	7.69%	2.42%	3.95%	6.32%	5.05%	9.85%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,673	$17,876	$20,929	$22,035	$19,284	$20,843

Ratios to average net assets:
Net investment income (loss)	2.80%	2.65%	1.29%	1.68%	1.76%	2.28%
Total expenses	1.99%	2.03%	1.92%	1.90%	1.96%	2.05%
Net expenses[b,g]	1.80%	1.79%	1.75%	1.75%	1.73%	1.70%

Portfolio turnover rate	61%	119%	52%	43%	39%	89%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

INVESTMENT GRADE BOND FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Period Ended
	September 30,	September 30,
Institutional Class	2014	2013[c]

Per Share Data
Net asset value, beginning of period	$17.80	$18.00

Income (loss) from investment operations:
Net investment income (loss)[a]	.68	.46
Net gain (loss) on investments (realized and unrealized)	.83	(.21)

Total from investment operations	1.51	.25

Less distributions from:
Net investment income	(.84)	(.45)

Total distributions	(.84)	(.45)

Net asset value, end of period	$18.47	$17.80

Total Return[f]	8.64%	1.35%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,909	$174

Ratios to average net assets:
Net investment income (loss)	3.72%	3.85%
Total expenses	0.88%	1.17%
Net expenses[b,g]	0.78%	0.82%

Portfolio turnover rate	61%	119%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net expense information reflects the expense ratios after expense waivers.
[c]	Since commencement of operations: January 29, 2013. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[d]	The Fund changed its fiscal year end from December 31 to September 30 in 2012.
[e]	Per share amounts for the years ended December 31, 2009-December 31, 2010 and the period January 1, 2011 through April 8, 2011 have been restated to reflect a 1:4 reverse share split effective April 8, 2011.
[f]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating expense ratios for the periods would be:

	09/30/14	09/30/13

A-Class	1.00%	1.02%
B-Class	1.75%	1.77%
C-Class	1.75%	1.77%
Institutional Class	0.75%	0.77%

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2014

To Our Shareholders

Guggenheim Limited Duration Fund (the “Fund”) is managed by a team of seasoned professionals, including Anne B. Walsh, Senior Managing Director; James W. Michal, Managing Director and Portfolio Manager; and Steven H. Brown, Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the abbreviated fiscal year ended September 30, 2014.

For the abbreviated fiscal period ended September 30, 2014 (the “Period”), the Guggenheim Limited Duration Fund returned 1.75%1, compared with the 0.60% return of its benchmark, the Barclays U.S. Aggregate Bond 1-3 Year Total Return Index. The Fund’s inception date was December 16, 2013.

The Fund seeks to provide a high level of income consistent with preservation of capital. It invests at least 80% of its assets in a diversified portfolio of debt securities.

As the Period began, monetary accommodation by the Fed was propelling asset prices higher, while positive economic momentum was pushing interest rates higher. By the end of December 2013, the 10-year U.S. Treasury yield reached its highest point over the prior 2½ years at 3%, a level that was not revisited for the remainder of the Period.

Credit-spread and risk assets continued to find investor favor through 2014, even though severe winter weather produced volatility and mixed economic data. Additional liquidity from central banks outside the U.S. supported foreign capital flows into U.S. assets, which, along with the search for yield among U.S. investors, was positive for fixed income. But just as the market appeared to be growing complacent in the third quarter of 2014, leveraged credit had its first correction in a year, as mutual fund investors withdrew from the sector amid concerns about frothy valuations and talk of credit bubble. Volatility spread across risk assets, including equities.

The events that drove spread widening in the third quarter showed that investors are becoming increasingly reactive to factors outside of the fundamentals that underscore a generally positive outlook on credit. Even though U.S. economic data was mixed in September, it was strong year to date, and the improving health of the U.S. economy and low interest rates underscored our expectation that spreads can compress further. Volatility is likely to continue, but as the economy improves, brief periods of spread widening could present buying opportunities.

The Fund mainly invests in asset-backed securities (ABS), investment grade corporate bonds and non-agency residential mortgage-backed securities (RMBS). It has positions in high yield corporate bonds, bank loans, commercial mortgage-backed securities and preferred securities, among other holdings.

The ABS and non-agency RMBS sectors contributed positively for the Period. The BofA/ML ABS Master BBB-AA Index gained 3.36% in a 12-month Period as its spread tightened 48 basis points to 133 basis points. Credit performance across the commercial ABS and collateralized loan obligation (CLO) sectors remained strong given benign credit conditions and improving collateral valuations across the U.S. economy. 2014 issuance is well ahead of 2013’s pace and likely to break 2012’s post-crisis peak. New ABS issuance was diversified across all classes, with auto and credit card new issues remaining strong. Consumer ABS performance has been solid despite concern surrounding student loans and subprime auto lending. JPMorgan Research indicates the gradual improvement in the household balance sheet will continue to support credit performance of Consumer ABS. Year-to-date ABS issuance has now surpassed $94 billion, the all time annual record set in 2007. Housing activity has been uneven, as price appreciation has been slowing and sales remain below the post-crisis peak in 2013. With the economic outlook mostly positive and central banks maintaining accommodation, the backdrop for ABS and RMBS remains constructive. Amidst these positive fundamentals, the CLO market raised $93 billion through three quarters of 2014, already exceeding 2013’s full-year volume.

Investment grade corporate bonds weathered interest rate volatility in the fourth quarter of 2013, but low dealer inventory and heavy demand for most of the 12-month Period supported continued spread compression. The Barclays U.S. Corporate Investment Grade Index rose by 6.77% for the one-year Period. The credit spread on investment grade corporate bonds tightened by 29 basis points, and yields declined to 3.10% at the end of September 2014. The Barclays U.S. Investment Grade 1-3 Year Index rose by 1.65% and the credit spread on 1-3 year investment grade corporate bonds tightened by 16 basis points while yields

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited) (concluded)	September 30, 2014

rose to 1.31% for the one year Period. Volatility in the third quarter also impacted issuance, but total investment grade corporate issuance still reached $647 billion through the three quarters of 2014.

High yield corporate bonds and bank loans posted their fifth consecutive year of positive returns in 2013 and strong performance continued through the first half of 2014. As upside potential declined in the leveraged credit space, the Fund rotated into higher quality credits. With the onset of a leveraged credit sell-off in the third quarter, the Fund was able to add exposure back to many of the names it had sold several months before.

In the third quarter of 2014, the Fund continued to see further price appreciation attributable to tightening of credit spreads outside of corporate bonds. Positive returns have largely been driven by the Fund’s investments in asset backed securities as spreads continued to normalize across various subsectors including collateralized loan obligations, commercial real estate CDOs, and aircraft lease securitizations.

Concentration of the Fund’s credit investments in relatively short-maturity high yield bonds and loans has muted the impact of recent turmoil of risk assets, and the Fund continues to use periods of weakness in those sectors to add attractive assets.

Performance displayed represents past performance which is no guarantee of future results.

[1] Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses, and, in the absence of such waivers, the performance quoted would be reduced.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2014

LIMITED DURATION FUND

OBJECTIVE: Seeks to provide a high level of income consistent with preservation of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Portfolio Composition by Quality Rating*

% of
Rating	Total Investments

Fixed Income Instruments
AAA	1.3%
AA	7.7%
A	17.6%
BBB	39.7%
BB	10.4%
B	7.8%
CCC	3.8%
Other	3.7%
Other Instruments
Repurchase Agreements	3.5%
Short Term Investments	3.4%
Preferred Stocks	1.1%

Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

Inception Date:

A-Class	December 16, 2013
C-Class	December 16, 2013
Institutional Class	December 16, 2013

Ten Largest Holdings (% of Total Net Assets)

LSTAR Securities Investment Trust 2014-1	2.3%
SRERS Funding Ltd. — Class A1B1	2.2%
COMM 2014-KYO Mortgage Trust — Class E	1.7%
City of Detroit Michigan General Obligation Unlimited	1.7%
Flagship CLO VI — Class D	1.7%
JPMorgan Chase & Co.	1.4%
EPR Properties	1.3%
Hilton USA Trust 2013-HLT — Class EFX	1.2%
H2 Asset Funding Ltd.	1.2%
CSMC Series	1.2%

Top Ten Total	15.9%

“Ten Largest Holdings" exclude any temporary cash or derivative investments.

*	Source: Factset. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All rated securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Unrated securities do not necessarily indicate low credit quality. Security ratings are determined at the time of purchase and may change thereafter.

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	September 30, 2014

Cumulative Fund Performance*

Total Returns*
Period Ended September 30, 2014

Since Inception
(12/16/13)

A-Class Shares	1.75%

A-Class Shares with sales charge‡	–0.55%

C-Class Shares	1.13%

C-Class Shares with CDSC†	0.13%

Institutional Class Shares	1.98%

Barclays U.S. Aggregate Bond 1-3 Total Return Index	0.60%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays U.S. Aggregate Bond 1-3 Total Return Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 2.25%.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS	September 30, 2014

LIMITED DURATION FUND

	SHARES	VALUE

PREFERRED STOCKS† - 1.2%
Seaspan Corp.
6.38% due 04/30/19	20,000	$511,800
Goldman Sachs Group, Inc.
5.50% due 05/10/23[1,2]	13,540	321,575
Morgan Stanley
6.38%*,[1,2]	10,000	250,700

Total Preferred Stocks
(Cost $1,079,774)		1,084,075

SHORT TERM INVESTMENTS† - 4.0%
Dreyfus Treasury Prime Cash Management Fund	3,422,705	3,422,705

Total Short Term Investments
(Cost $3,422,705)		3,422,705

	FACE
	AMOUNT

ASSET BACKED SECURITIES†† - 61.7%
Fortress Credit Opportunities
V CLO Ltd. 2014-5A
2.88% due 10/15/26[1,3]	$1,000,000	989,500
3.78% due 10/15/26[1,3]	1,000,000	980,800
Flagship CLO VI 2007-1A
2.63% due 06/10/21[1,3]	1,500,000	1,453,351
H2 Asset Funding Ltd. 2014-1
2.05% due 03/19/37	1,000,000	1,008,500
Copper River CLO Ltd. 2007-1A
0.00% due 01/20/21[1,3,7]	500,000	548,500
1.73% due 01/20/21[1,3]	500,000	456,900
ACAs CLO Ltd. 2014-1AR
2.55% due 09/20/23[1,3]	1,000,000	1,000,801
Ares XXIII CLO Ltd. 2014-1AR
3.43% due 04/19/23[1,3]	1,000,000	1,000,000
Highbridge Loan Management 2012-1 Ltd.
2.48% due 09/20/22[1,3]	1,000,000	999,500
Miramax LLC 2014-1A
3.34% due 07/20/26[3]	1,000,000	996,848
Cent CLO 16, LP 2014-16AR
2.74% due 08/01/24[1,3]	500,000	498,800
3.74% due 08/01/24[1,3]	500,000	497,500
Madison Park Funding VIII Ltd. 2014-8AR
2.43% due 04/22/22[1,3]	500,000	498,000
3.03% due 04/22/22[1,3]	500,000	497,300
CIFC Funding 2012-III Ltd.
3.23% due 01/29/25[1,3]	600,000	596,700
4.48% due 01/29/25[1,3]	400,000	397,840
Encore Credit Receivables Trust 2005-4
0.59% due 01/25/36[1]	1,077,390	991,763
Drug Royalty II Limited Partnership 2 2014-1
3.08% due 07/15/23[1,3]	490,435	493,588
3.48% due 07/15/23[3]	490,435	490,373
Fortress Credit Opportunities III CLO, LP 2014-3A
2.73% due 04/28/26[1,3]	1,000,000	981,900
Duane Street CLO IV Ltd. 2007-4A
2.48% due 11/14/21[1,3]	1,000,000	967,200
Black Diamond CLO 2005-2 Delaware Corp.
2.03% due 01/07/18[1,3]	1,000,000	960,700
San Gabriel CLO Ltd. 2007-1A
2.48% due 09/10/21[1,3]	1,000,000	954,200
CIFC Funding 2007-I Ltd.
1.73% due 05/10/21[1,3]	1,000,000	951,200
Westbrook CLO Ltd. 2006-1A
1.93% due 12/20/20[1,3]	1,000,000	947,700
West Coast Funding Ltd. 2006-1A
0.38% due 11/02/41[1,3]	961,844	944,050
UCFC Manufactured Housing Contract 1997-2
7.38% due 10/15/28	853,526	930,090
Structured Asset Investment Loan Trust 2005-2
0.89% due 03/25/35[1]	1,000,000	922,501
Connecticut Valley Structured Credit
CDO III Ltd. 2006-3A
0.88% due 03/23/23[1,3]	500,000	476,000
6.68% due 03/23/23[3]	441,767	438,365
Castlelake Aircraft Securitization Trust 2014-1
5.25% due 02/15/29	446,105	447,800
7.50% due 02/15/29	446,105	446,640
Rockwall CDO II Ltd. 2007-1A
0.79% due 08/01/24[1,3]	1,000,000	891,500
CCR Incorporated MT100 Payment
Rights Master Trust 2010-CX
0.60% due 07/10/17†††,1	912,662	888,202
Venture VI CDO Ltd. 2006-1A
1.72% due 08/03/20[1,3]	850,000	796,875
Race Point V CLO Ltd. 2014-5AR
3.98% due 12/15/22[1,3]	750,000	748,275
Golub Capital Partners CLO 10 Ltd. 2014-10AR
3.18% due 10/20/21[1,3]	700,000	696,500
Gramercy Park CLO Ltd. 2014-1AR
3.18% due 07/17/23[1,3]	700,000	696,430
Wrightwood Capital Real Estate CDO 2005-1 Ltd.
0.66% due 11/21/40[1,3]	700,000	643,370
Structured Asset Investment Loan Trust 2005-1
0.87% due 02/25/35[1,3]	550,000	519,336
Structured Asset Securities Corporation
Mortgage Loan Trust 2007-BC1
0.28% due 02/25/37[1]	600,000	518,630
Helios Series I Multi Asset CBO Ltd. 2001-1A
1.17% due 12/13/36[1,3]	540,766	513,998
FREMF 2012-K501 Mortgage Trust
3.60% due 11/25/46[1,3]	500,000	510,329
Marine Park CLO Ltd. 2012-1A
4.73% due 05/18/23[1,3]	500,000	501,300
Symphony CLO IX, LP 2012-9A
3.48% due 04/16/22[1,3]	500,000	500,000
OZLM Funding Ltd. 2012-2A
3.49% due 10/30/23[1,3]	500,000	500,000
LCM X, LP 2014-10AR
3.08% due 04/15/22[1,3]	500,000	497,750
Gallatin CLO VII 2014-1 Ltd.
3.06% due 07/15/23[1,3]	500,000	497,400
CSMC Series 2014-2R
0.36% due 02/27/46[1,3]	529,134	495,843
BlueMountain CLO 2012-2 Ltd.
2.98% due 11/20/24[1,3]	500,000	494,750
Shackleton II CLO Ltd. 2012-2A
4.28% due 10/20/23[1,3]	500,000	493,450
CKE Restaurant Holdings, Inc. 2013-1A
4.47% due 03/20/43[3]	488,750	493,281

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2014

LIMITED DURATION FUND

	FACE
	AMOUNT	VALUE

CIFC Funding 2006-I B Ltd.
4.23% due 12/22/20[1,3]	$500,000	$492,750
COA Summit CLO Limited 2014-1
4.09% due 04/20/23[1,3]	500,000	492,450
Marathon CLO II Ltd. 2005-2A
2.03% due 12/20/19[1,3]	500,000	491,900
Halcyon Loan Advisors Funding 2012-1 Ltd.
3.23% due 08/15/23[1,3]	500,000	491,300
ALM VII R-2 Ltd. 2013-7R2A
2.83% due 04/24/24[1,3]	500,000	490,900
Figueroa CLO 2013-1 Ltd.
2.98% due 03/21/24[1,3]	500,000	490,650
T2 Income Fund CLO Ltd. 2007-1A
2.98% due 07/15/19[1,3]	250,000	246,550
1.73% due 07/15/19[1,3]	250,000	244,000
Gale Force 4 CLO Ltd. 2007-4A
3.73% due 08/20/21[1,3]	500,000	489,600
Golub Capital Partners CLO 18 Ltd. 2014-18A
3.73% due 04/25/26[1,3]	250,000	248,175
4.23% due 04/25/26[1,3]	250,000	240,950
Anchorage Capital CLO 4 Ltd. 2014-4A
2.44% due 07/28/26[1,3]	500,000	488,750
Katonah Ltd. 2007-10A
2.24% due 04/17/20[1,3]	500,000	487,250
KVK CLO 2014-2 Ltd.
3.25% due 04/15/26[1,3]	500,000	486,700
Race Point IV CLO Ltd. 2007-4A
2.24% due 08/01/21[1,3]	500,000	485,850
Apidos CDO III Ltd. 2006-3A
1.98% due 06/12/20[1,3]	500,000	484,850
Telos CLO 2013-4 Ltd.
2.98% due 07/17/24[1,3]	500,000	484,750
NewStar Arlington Senior Loan Program LLC 2014-1A
3.53% due 07/25/25[1,3]	250,000	243,600
4.48% due 07/25/25[1,3]	250,000	239,425
Babson Mid-Market CLO Incorporated 2007-II
1.93% due 04/15/21[1,3]	500,000	483,000
ColumbusNova CLO Limited 2007-I
1.58% due 05/16/19[1,3]	500,000	480,700
GSAA Home Equity Trust 2006-18
6.00% due 11/25/36	670,125	473,917
Madison Park Funding III Ltd. 2006-3A
1.65% due 10/25/20[1,3]	500,000	473,450
Tricadia CDO 2006-6 Ltd.
0.79% due 11/05/41[1,3]	500,000	472,800
Shasta CLO Ltd. 2007-1A
1.63% due 04/20/21[1,3]	500,000	472,550
ALM XIV Ltd. 2014-14A
3.68% due 07/28/26[1,3]	500,000	471,900
WhiteHorse IV Ltd. 2007-4A
1.68% due 01/17/20[1,3]	500,000	469,600
Katonah IX CLO Ltd. 2006-9A
1.63% due 01/25/19[1,3]	500,000	468,500
CIT Mortgage Loan Trust 2007-1
1.60% due 10/25/37[1,3]	500,000	464,524
Accredited Mortgage Loan Trust 2007-1
0.28% due 02/25/37[1]	488,353	462,720
Icon Brand Holdings LLC 2013-1A
4.35% due 01/25/43[3]	460,771	458,743
Keuka Park CLO Limited 2013-1
due 10/21/24[3,7]	500,000	427,500
Gramercy Real Estate CDO 2007-1 Ltd.
0.51% due 08/15/56[1,3]	474,013	417,748
GSAMP Trust 2005-HE6
0.59% due 11/25/35[1]	450,000	414,339
Centerline REIT, Inc. 2004-RR3
4.76% due 09/21/45[1,3]	374,039	379,066
Soundview Home Loan Trust 2003-1
2.40% due 08/25/31[1]	306,435	303,494
ALM IV Ltd. 2011-4A
2.98% due 07/18/22[1,3]	250,000	250,000
Hewett’s Island CDO Ltd. 2007-6A
2.48% due 06/09/19[1,3]	250,000	249,050
Great Lakes CLO 2014-1 Ltd. 2014-1A
3.93% due 04/15/25[1,3]	250,000	248,625
Cerberus Onshore II CLO LLC 2014-1A
2.93% due 10/15/23[1,3]	250,000	246,025
Kingsland IV Ltd. 2007-4A
1.68% due 04/16/21[1,3]	250,000	226,725
OFSI Fund V Ltd. 2013-5A
3.43% due 04/17/25[1,3]	200,000	199,440

Total Asset Backed Securities
(Cost $53,554,359)		53,496,945

CORPORATE BONDS†† - 19.6%

FINANCIAL - 11.0%
JPMorgan Chase & Co.
5.00%[1,2,4]	1,280,000	1,247,744
EPR Properties
5.75% due 08/15/22	1,000,000	1,094,839
Bank of America Corp.
5.13%[1,2,4]	900,000	870,750
Citigroup, Inc.
5.35%[1,2,4]	890,000	832,150
6.30%[1,2]	30,000	29,628
Corporation Financiera de Desarrollo S.A.
3.25% due 07/15/19[3,4]	500,000	498,750
5.25% due 07/15/29[1,3,4]	350,000	354,813
ICICI Bank Ltd.
4.75% due 11/25/16[3,4]	750,000	789,979
HSBC Holdings plc
5.63%[1,2]	750,000	744,750
General Motors Financial Company, Inc.
2.63% due 07/10/17[4]	535,000	537,427
Cadence Financial Corp.
4.88% due 06/28/19[8]	500,000	502,500
Icahn Enterprises. LP / Icahn Enterprises
Finance Corp.
6.00% due 08/01/20[4]	400,000	411,000
Schahin II Finance Company SPV Ltd.
5.88% due 09/25/22[3,4]	404,700	383,453
Morgan Stanley
5.45%[1,2,4]	350,000	347,375
Icahn Enterprises Limited Partnership / Icahn
Enterprises Finance Corp.
3.50% due 03/15/17[4]	350,000	346,500

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (continued)	September 30, 2014

LIMITED DURATION FUND
	FACE
	AMOUNT	VALUE

Assured Guaranty US Holdings, Inc.
5.00% due 07/01/24[4]	$300,000	$303,137
Nordea Bank AB
5.50%1,2,3	250,000	245,625

Total Financial		9,540,420

MORTGAGE SECURITIES - 2.3%
CSMC Series
2.41% due 02/15/29[1,3]	1,000,000	1,003,114
CSMC Series 2014-ICE
2.30% due 04/15/27[1,3]	1,000,000	1,001,587

Total Mortgage Securities		2,004,701

ENERGY - 1.5%
Crestwood Midstream Partners, LP / Crestwood
Midstream Finance Corp.
7.75% due 04/01/19[4]	500,000	523,750
California Resources Corp.
5.00% due 01/15/20	350,000	355,250
Bill Barrett Corp.
7.63% due 10/01/19	250,000	258,125
Precision Drilling Corp.
6.63% due 11/15/20[4]	190,000	197,125

Total Energy		1,334,250

INDUSTRIAL - 1.5%
Quality Distribution LLC / QD Capital Corp.
9.88% due 11/01/18[4]	750,000	787,500
Dynagas LNG Partners Limited Partnership/
Dynagas Finance, Inc.
6.25% due 10/30/19	500,000	500,000

Total Industrial		1,287,500

BASIC MATERIALS - 1.1%
Yamana Gold, Inc.
4.95% due 07/15/24[4]	750,000	746,600
KGHM International Ltd.
7.75% due 06/15/19[3,4]	200,000	211,000

Total Basic Materials		957,600

CONSUMER, CYCLICAL - 0.9%
United Airlines 2014-2 Class B
Pass Through Trust
4.63% due 09/03/22	500,000	491,250
AmeriGas Finance LLC / AmeriGas Finance Corp.
6.75% due 05/20/20[4]	250,000	260,000

Total Consumer, Cyclical		751,250

CONSUMER, NON-CYCLICAL - 0.7%
Bumble Bee Holdings, Inc.
9.00% due 12/15/17[3]	600,000	628,500

GOVERNMENT - 0.6%
Magyar Export-Import Bank Zrt
4.00% due 01/30/20[3]	500,000	495,250

Total Corporate Bonds
(Cost $17,153,102)		16,999,471

SENIOR FLOATING RATE INTERESTS††,1 - 7.8%

INDUSTRIAL - 2.4%
Rise Ltd.
4.74% due 02/12/39	481,771	488,419
AABS Ltd.
4.87% due 01/15/38	447,917	455,173
HD Supply, Inc.
4.00% due 06/28/18	396,954	392,191
Doncasters Group Ltd.
4.50% due 04/09/20	249,368	247,343
Dematic S.A.
4.25% due 12/28/19	248,125	244,249
Sabre, Inc.
4.00% due 02/19/19	198,485	195,633

Total Industrial		2,023,008

CONSUMER, CYCLICAL - 1.7%
American Tire Distributors, Inc.
5.75% due 06/01/18	300,000	299,439
BJ’s Wholesale Club, Inc.
4.50% due 09/26/19	300,000	295,077
Smart & Final Stores LLC
4.75% due 11/15/19	270,796	269,951
Fitness International LLC
5.50% due 07/01/20	249,375	246,881
Arby ’s
4.75% due 11/15/20	198,500	198,004
Michaels Stores, Inc.
4.00% due 01/28/20	200,000	197,638

Total Consumer, Cyclical		1,506,990

TECHNOLOGY - 1.7%
Avago Technologies Ltd.
3.75% due 05/06/21	698,250	691,359
MSC Software Corp.
5.00% due 05/29/20	498,750	496,256
Blue Coat Systems, Inc.
4.00% due 05/31/19	198,995	194,850
Epicor Software
4.00% due 05/16/18	97,464	96,197

Total Technology		1,478,662

BASIC MATERIALS - 0.8%
Fortescue Metals Group Ltd.
3.75% due 06/30/19	744,984	728,572

CONSUMER, NON-CYCLICAL - 0.6%
Diamond Foods, Inc.
4.25% due 08/20/18	498,123	492,211

FINANCIAL - 0.4%
USI Holdings Corp.
4.25% due 12/27/19	375,000	367,969

COMMUNICATIONS - 0.2%
Asurion Corp.
5.00% due 05/24/19	198,459	197,294

Total Senior Floating Rate Interests
(Cost $6,855,085)		6,794,706

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2014

LIMITED DURATION FUND
	FACE
	AMOUNT	VALUE

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 7.3%
LSTAR Securities Investment Trust 2014-1
3.25% due 09/01/21[1,8]	$2,000,000	$2,000,000
CSMC Series 2014-6R
0.33% due 09/27/36[1,3]	996,851	945,625
Resource Capital Corp.
2.65% due 04/15/32	500,000	500,000
Structured Asset Mortgage Investments II
Trust 2006-AR1
0.38% due 02/25/36[1]	563,331	482,139
HarborView Mortgage Loan Trust 2006-12
0.34% due 01/19/38[1]	559,460	477,545
Residential Asset Securitization Trust 2006-A12
6.25% due 11/25/36	604,638	456,315
Nomura Resecuritization Trust 2012-1R
0.59% due 08/27/47[1,3]	484,903	448,536
First Horizon Alternative Mortgage Securities
Trust 2006-FA1
5.75% due 04/25/36	524,108	443,849
GreenPoint Mortgage Funding Trust
Series 2007-AR1
0.23% due 02/25/47[1]	419,159	388,139
Morgan Stanley Re-REMIC Trust 2010-R5
0.54% due 06/26/36[1,3]	268,463	199,779

Total Collateralized Mortgage Obligations
(Cost $6,379,465)		6,341,927

MORTGAGE BACKED SECURITIES†† - 6.5%
SRERS Funding Ltd. 2011-RS
0.40% due 05/09/46[1,3]	1,999,606	1,904,625
COMM 2014-KYO Mortgage Trust
2.50% due 06/11/27[1,3]	1,500,000	1,500,494
Hilton USA Trust 2013-HLT
5.61% due 11/05/18[1,3]	1,000,000	1,015,504
JP Morgan Chase Commercial Mortgage
Securities Trust 2014-FL5
2.25% due 07/15/31[1,3]	1,000,000	1,000,000
Motel 6 Trust 2012-MTL6
3.78% due 10/05/25[3]	250,000	250,208

Total Mortgage Backed Securities
(Cost $5,626,831)		5,670,831

MUNICIPAL BONDS†† - 1.7%

MICHIGAN - 1.7%
City of Detroit Michigan General
Obligation Unlimited
3.50% due 10/07/16[1]	1,500,000	1,500,000

Total Municipal Bonds
(Cost $1,500,000)		1,500,000

REPURCHASE AGREEMENTS††,5,6 - 4.0%
Jefferies & Company, Inc.
issued 09/08/14 at
2.55% due 10/08/14	1,331,000	1,331,000
Jefferies & Company, Inc.
issued 09/23/14 at
2.15% due 10/17/14	988,000	988,000
Jefferies & Company, Inc.
issued 09/15/14 at
2.65% due 10/15/14	724,000	724,000
Jefferies & Company, Inc.
issued 09/29/14 at
2.65% due 10/30/14	445,000	445,000

Total Repurchase Agreements
(Cost $3,488,000)		3,488,000

Total Investments - 113.8%
(Cost $99,059,321)		$98,798,660

Other Assets & Liabilities, net - (13.8)%		(11,970,448)

Total Net Assets - 100.0%		$86,828,212

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Variable rate security. Rate indicated is rate effective at September 30, 2014.
[2]	Perpetual maturity.
[3]	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $59,667,038 (cost $59,740,118), or 68.7% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
[4]	Security or a portion thereof is held as collateral for reverse repurchase agreements — See Note 13.
[5]	Repurchase Agreements — See Note 12
[6]	Illiquid security.
[7]	Residual interest.
[8]	Security is a 144A or Section 4(a)(2) security. These securities are considered illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $2,502,500 (cost $2,500,000), or 2.9% of total net assets — See Note 16.
plc — Public Limited Company
REIT — Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

LIMITED DURATION FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2014

ASSETS:
Investments, at value
(cost $95,571,321)	$95,310,660
Repurchase agreements, at value
(cost $3,488,000)	3,488,000

Total investments
(cost $99,059,321)	98,798,660
Cash	502,823
Prepaid expenses	24,056
Receivables:
Securities sold	1,002,581
Fund shares sold	894,715
Interest	437,776

Total assets	101,660,611

LIABILITIES:
Reverse Repurchase Agreements	7,534,716
Payable for:
Securities purchased	7,141,972
Fund shares redeemed	96,391
Management fees	11,886
Distributions to shareholders	10,292
Fund accounting/administration fees	6,236
Distribution and service fees	3,442
Transfer agent/maintenance fees	312
Trustees’ fees*	238
Miscellaneous	26,914

Total liabilities	14,832,399

NET ASSETS	$86,828,212

NET ASSETS CONSIST OF:
Paid in capital	$86,967,802
Undistributed net investment income	121,071
Accumulated net realized gain on investments	—
Net unrealized depreciation on investments	(260,661)

Net assets	$86,828,212

A-CLASS:
Net assets	$17,034,832
Capital shares outstanding	682,178
Net asset value per share	$24.97

Maximum offering price per share
(Net asset value divided by 97.75%)	$25.54

C-CLASS:
Net assets	$643,349
Capital shares outstanding	25,779
Net asset value per share	$24.96

INSTITUTIONAL CLASS:
Net assets	$69,150,031
Capital shares outstanding	2,769,884
Net asset value per share	$24.96

STATEMENT OF OPERATIONS

Period Ended September 30, 2014**

INVESTMENT INCOME:
Interest	$1,247,529
Dividends from securities of unaffiliated issuers	15,014
Dividends from securities of affiliated issuers	62,823

Total investment income	1,325,366

EXPENSES:
Management fees	171,493
Transfer agent/maintenance fees:
A-Class	1,656
C-Class	708
Institutional Class	231
Distribution and service fees:
A-Class	8,562
C-Class	2,845
Fund accounting/administration fees	36,204
Registration fees	42,237
Legal fees	41,453
Printing expenses	26,962
Interest expense	11,949
Custodian fees	3,456
Trustees’ fees*	2,778
Line of credit expense	434
Miscellaneous	24,657

Total expenses	375,625
Less:
Expenses waived by Adviser	(147,314)

Net expenses	228,311

Net investment income	1,097,055

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	110,642
Investments in affiliated issuers	(1,611)
Realized gain distributions received from
investment company shares	3,443

Net realized gain	112,474

Net change in unrealized appreciation (depreciation) on:
Investments	(260,661)

Net change in unrealized appreciation (depreciation)	(260,661)

Net realized and unrealized loss	(148,187)

Net increase in net assets resulting
from operations	$948,868

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
** Since commencement of operations: December 16, 2013.

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

STATEMENT OF CHANGES IN NET ASSETS

Period Ended
September 30,
2014[a]

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,097,055
Net realized gain on investments	112,474
Net change in unrealized appreciation (depreciation) on investments	(260,661)

Net increase in net assets resulting from operations	948,868

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
A-Class	(89,880)
C-Class	(5,453)
Institutional Class	(993,125)

Total distributions to shareholders	(1,088,458)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
A-Class	25,872,935
C-Class	1,176,069
Institutional Class	85,617,617
Distributions reinvested
A-Class	71,252
C-Class	4,971
Institutional Class	802,150
Cost of shares redeemed
A-Class	(8,887,662)
C-Class	(537,027)
Institutional Class	(17,152,503)

Net increase from capital share transactions	86,967,802

Net increase in net assets	86,828,212

NET ASSETS:
Beginning of period	—

End of period	$86,828,212

Undistributed net investment income at end of period	$121,071

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	1,034,665
C-Class	47,044
Institutional Class	3,423,937
Shares issued from reinvestment of distributions
A-Class	2,851
C-Class	200
Institutional Class	32,093
Shares redeemed
A-Class	(355,338)
C-Class	(21,465)
Institutional Class	(686,146)

Net increase in shares	3,477,841

[a] Since commencement of operations: December 16, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended	Period Ended	Period Ended
	September 30,	September 30,	September 30,
	2014[a]	2014[a]	2014[a]
	A-Class	C-Class	Institutional Class

Per Share Data
Net asset value, beginning of period	$25.00	$25.00	$25.00

Income (loss) from investment operations:
Net investment income (loss)[b]	.52	.38	.57
Net gain (loss) on investments (realized and unrealized)	(.08)	(.09)	(.08)

Total from investment operations	.44	.29	.49
Less distributions from:
Net investment income	(.47)	(.33)	(.53)

Total distributions	(.47)	(.33)	(.53)

Net asset value, end of period	$24.97	$24.96	$24.96

Total Return[d]	1.75%	1.13%	1.98%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,035	$643	$69,150

Ratios to average net assets:
Net investment income (loss)	2.67%	1.93%	2.90%
Total expenses	1.14%	2.14%	0.96%
Net expenses[c,e]	0.83%	1.56%	0.57%

Portfolio turnover rate	40%	40%	40%

[a]	Since commencement of operations: December 16, 2013. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Net expense information reflects the expense ratios after expense waivers.
[d]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating expense ratio for the period would be:

09/30/14

A-Class	0.79%
C-Class	1.52%
Institutional Class	0.54%

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2014

To Our Shareholders

Guggenheim Macro Opportunities Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director; Kevin H. Gundersen, Senior Managing Director and Portfolio Manager; and James W. Michal, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2014.

For the one-year period ended September 30, 2014 (the “Period”), the Guggenheim Macro Opportunities Fund returned 6.88%1, compared with the 0.05% return of its benchmark, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index.

The Fund seeks to provide total return, comprised of current income and capital appreciation. The Fund pursues its investment objective by investing in a wide range of fixed income and other debt and equity securities selected from a variety of sectors and credit qualities.

As the Period began, monetary accommodation by the Fed was propelling asset prices higher, while positive economic momentum was pushing interest rates higher. By the end of December 2013, the 10-year U.S. Treasury yield reached its highest point over the prior 2½ years at 3%, a level that was not revisited for the remainder of the Period.

Credit-spread and risk assets continued to find investor favor through 2014, even though severe winter weather produced volatility and mixed economic data. Additional liquidity from central banks outside the U.S. supported foreign capital flows into U.S. assets, which, along with the search for yield among U.S. investors, was positive for fixed income. But just as the market appeared to be growing complacent in the third quarter of 2014, leveraged credit had its first correction in a year, as mutual fund investors withdrew from the sector amid concerns about frothy valuations and talk of credit bubble. Volatility spread across risk assets, including equities.

The events that drove spread widening in the third quarter showed that investors are becoming increasingly reactive to factors outside of the fundamentals that underscore a generally positive outlook on credit. Even though U.S. economic data was mixed in September, it had been strong year to date, and the improving health of the U.S. economy and low interest rates underscored our expectation that spreads can compress further. Volatility is likely to continue, but as the economy improves, brief periods of spread widening could present buying opportunities.

The Fund mainly invests high yield corporate bonds, bank loans, asset-backed securities (ABS) and non-agency residential mortgage-backed securities (RMBS). It has positions in preferred securities, investment grade corporate bonds and equity ETFs.

High yield corporate bonds and bank loans posted their fifth consecutive year of positive returns in 2013 and strong performance continued through the first half of 2014. As upside potential declined in the leveraged credit space, the Fund rotated into higher quality credits. With the onset of a leveraged credit sell-off in the third quarter, the Fund was able to add exposure back to many of the names it had sold several months before.

The ABS and non-agency RMBS sectors contributed positively for the Period. The BofA/ML ABS Master BBB-AA Index gained 3.36% in the 12-month Period as its spread tightened 48 basis points to 133 basis points. Credit performance across the commercial ABS and collateralized loan obligation (CLO) sectors remained strong given benign credit conditions and improving collateral valuations across the U.S. economy. 2014 issuance is well ahead of 2013’s pace and likely to break 2012’s post-crisis peak. New ABS issuance was diversified across all classes, with auto and credit card new issues remaining strong. Consumer ABS performance has been solid despite concern surrounding student loans and subprime auto lending. JPMorgan Research indicates the gradual improvement in the household balance sheet will continue to support credit performance of Consumer ABS. Year-to-date ABS issuance has now surpassed $94 billion, the all time annual record set in 2007. Housing activity has been uneven, as price appreciation has been slowing and sales remain below the post-crisis peak in 2013. With the economic outlook mostly positive and central banks maintaining accommodation, the backdrop for ABS and RMBS remains constructive. Amidst these positive fundamentals, the CLO market raised $93 billion through three quarters of 2014, already exceeding 2013’s full-year volume.

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited) (concluded)	September 30, 2014

Much of the Fund’s outperformance stemmed from credit spread compression and the gradual decline in the benchmark 10-year U.S. Treasury yield. The Fund maintains very little interest rate duration, particularly at the front end of the yield curve, and thus has largely avoided losses due to a flattening curve. Concentration of the Fund’s credit investments in relatively short-maturity high yield bonds and loans has muted the impact of recent turmoil of risk assets, and the Fund continues to use periods of weakness in those sectors to add attractive assets. While the Fund remains largely invested in floating rate assets, it will continue to take advantage of periods of rate volatility to invest in attractive fixed rate debt.

The Fund may engage in derivative transactions for speculative purposes to enhance total return, seek to hedge against fluctuations in securities prices, interest rates or currency rates, change the effective duration of its portfolio, manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. Throughout the fiscal year, the Fund utilized a number of macroeconomic themed trades to take positions based on the Chief Investment Officer’s views on certain segments of financial markets or to hedge against changes in interest rates, equity prices and to improve the Fund’s Diversification. Among the macro themed trades that helped performance were exposure to European equities and a basket of U.S. equities in the for-profit education industry. Over the course of the year, long dollar and short euro positions also added to performance.

Detractors from Fund performance included a few higher-duration assets such as fixed-rate corporate bonds and preferred debt in late 2013 when rates were rising, and macro-themed trades intended to hedge against a decline in U.S. equity markets when stocks were strong. Over the course of the year, a long gold position was a minor detractor.

Performance displayed represents past performance which is no guarantee of future results.

1 Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses, and, in the absence of such waivers, the performance quoted would be reduced.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2014

MACRO OPPORTUNITIES FUND

OBJECTIVE:    Seeks to provide total return, comprised of current income and capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Portfolio Composition by Quality Rating*

% of
Rating	Total Investments

Fixed Income Instruments
AAA	0.9%
AA	3.0%
A	10.9%
BBB	18.6%
BB	12.8%
B	26.1%
CCC	12.9%
Other	3.1%
Other Instruments
Mutual Funds	3.6%
Exchange-Traded Funds	2.8%
Short Term Investments	2.7%
Preferred Stocks	2.3%
Common Stocks	0.3%
Options Purchased	0.0%
Options Written	0.0%

Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

Inception Dates:

A-Class	November 30, 2011
C-Class	November 30, 2011
Institutional Class	November 30, 2011

Ten Largest Holdings (% of Total Net Assets)

Guggenheim Limited Duration
Fund — Institutional Class	3.0%
LSTAR Securities Investment Trust 2014-1	1.1%
JPMorgan Chase & Co.	1.0%
iShares MSCI Italy Capped ETF	1.0%
SPDR EURO STOXX 50 ETF	1.0%
iShares MSCI Spain Capped ETF	1.0%
Bank of America Corp.	1.0%
Gramercy Real Estate
CDO 2007-1 Ltd. — Class A1	0.9%
City of Detroit Michigan General
Obligation Unlimited	0.9%
Nomura Resecuritization Trust
2012-1R — Class A	0.9%

Top Ten Total	11.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

*	Source: Factset. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All rated securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Unrated securities do not necessarily indicate low credit quality. Security ratings are determined at the time of purchase and may change thereafter.

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	September 30, 2014

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended September 30, 2014

		Since Inception
	1 Year	(11/30/11)

A-Class Shares	6.88%	7.78%

A-Class Shares with sales charge†	1.81%	5.94%

C-Class Shares	6.10%	7.01%

C-Class Shares with CDSC‡	5.10%	7.01%

Institutional Class Shares	7.23%	8.15%

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.05%	0.07%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS	September 30, 2014

MACRO OPPORTUNITIES FUND

	SHARES	VALUE

COMMON STOCKS† - 0.2%

CONSUMER DISCRETIONARY - 0.2%
Travelport LLC*	204,224	$3,361,528

COMMUNICATIONS - 0.0%
Cengage Learning Acquisitions, Inc.*,††	21,660	695,286

BASIC MATERIALS - 0.0%
Mirabela Nickel Ltd.*	7,057,522	407,789

Total Common Stocks
(Cost $6,455,604)		4,464,603

PREFERRED STOCKS†† - 2.4%
Seaspan Corp.
6.38% due 04/30/19†	490,000	12,539,100
Aspen Insurance Holdings Ltd.
5.95%†,1,2	440,000	10,986,800
Goldman Sachs Group, Inc.
5.50%†,1,2	260,000	6,175,000
Morgan Stanley
6.38%*,†,1,2	200,000	5,014,000
Alm Loan Funding
due 06/20/23*,1,15	1,373	1,222,148
GSC Partners CDO Fund Limited / GSC
Partners CDO Fund Corp.
due 11/20/16*,1,3,15	5,200	30,368
WhiteHorse II Ltd.
due 06/15/17*,1,3,15	2,100,000	21,000

Total Preferred Stocks
(Cost $36,012,599)		35,988,416

EXCHANGE-TRADED FUNDS† - 3.0%
iShares MSCI Italy Capped ETF	966,700	15,167,523
SPDR EURO STOXX 50 ETF	372,291	14,779,953
iShares MSCI Spain Capped ETF	376,577	14,648,845

Total Exchange-Traded Funds
(Cost $43,778,334)		44,596,321

MUTUAL FUNDS† - 3.7%
Guggenheim Limited Duration Fund -
Institutional Class[4]	1,822,842	45,498,128
Guggenheim Risk Managed Real Estate Fund -
Institutional Class[4]	401,612	10,843,512

Total Mutual Funds
(Cost $55,632,515)		56,341,640

SHORT TERM INVESTMENTS† - 2.8%
Federated U.S. Treasury Cash Reserve Fund	42,783,907	42,783,907

Total Short Term Investments
(Cost $42,783,907)		42,783,907

	FACE
	AMOUNT

ASSET BACKED SECURITIES†† - 35.2%
Copper River CLO Ltd. 2007-1A
due 01/20/21[1,3,15]	$8,150,000	8,940,550
0.63% due 01/20/21[1,3]	5,050,000	4,849,515
1.73% due 01/20/21[1,3]	2,500,000	2,284,500
1.03% due 01/20/21[1,3]	1,000,000	936,700
Gramercy Real Estate CDO 2007-1 Ltd.
0.51% due 08/15/56[1,3]	15,484,440	13,646,438
Castlelake Aircraft Securitization Trust 2014-1
5.25% due 02/15/29	7,673,007	7,702,164
7.50% due 02/15/29	5,710,145	5,716,997
Cedar Woods CRE CDO Ltd. 2006-1A
0.42% due 07/25/51	15,202,688	13,016,542
N-Star Real Estate CDO IX Ltd.
0.47% due 02/01/41[12]	13,318,680	12,776,609
RAIT CRE CDO I Ltd. 2006-1X
0.48% due 11/20/46	12,501,447	11,233,800
KKR Financial CLO 2007-1 Ltd.
2.48% due 05/15/21[1,3]	10,850,000	10,639,510
Highbridge Loan Management 2012-1 Ltd.
3.48% due 09/20/22[1,3]	6,500,000	6,507,150
4.48% due 09/20/22[1,3]	3,500,000	3,504,900
Gramercy Park CLO Ltd. 2014-AR
3.18% due 07/17/23[1,3]	7,500,000	7,461,750
4.28% due 07/17/23[1,3]	1,750,000	1,738,275
Centerline REIT, Inc. 2004-RR3
4.76% due 09/21/45[1,3]	8,369,125	8,481,606
GreenPoint Mortgage Funding Trust 2005-HE4
0.86% due 07/25/30[1]	8,650,000	8,097,793
CCR Incorporated MT100 Payment
Rights Master Trust 2010-CX
0.60% due 07/10/17†††,1	8,302,277	8,079,776
MWAM CBO 2001-1 Ltd.
3.08% due 01/30/31[1,3]	4,445,663	4,136,245
14.09% due 01/30/31[3]	3,261,457	3,546,182
N-Star REL CDO VIII Ltd. 2006-8A
0.51% due 02/01/41[1,3]	5,350,000	4,812,325
0.44% due 02/01/41[1,3]	2,538,873	2,435,033
Cent CLO 16, LP 2014-16AR
3.74% due 08/01/24[1,3]	7,250,000	7,213,750
West Coast Funding Ltd. 2006-1A
0.38% due 11/02/41[1,3]	7,240,204	7,106,260
ARES XXVI CLO Ltd. 2013-1A
due 04/15/25[3,15]	6,450,000	4,867,815
2.98% due 04/15/25[1,3]	2,000,000	1,951,200
Emerald Aviation Finance Ltd. 2013-1
6.35% due 10/15/38[3,5]	6,598,958	6,701,242
Jasper CLO Ltd. 2005-1A
1.14% due 08/01/17[1,3]	7,000,000	6,692,700
Fortress Credit Opportunities V CLO Ltd. 2014-5A
4.73% due 10/15/26[1,3]	3,500,000	3,422,650
3.78% due 10/15/26[1,3]	3,000,000	2,942,400
Dryden XXIII Senior Loan Fund 2014-23RA
3.18% due 07/17/23[1,3]	6,000,000	5,968,800
Structured Asset Securities Corporation
Mortgage Loan Trust 2006-OPT1
0.41% due 04/25/36[1]	6,613,922	5,953,912
Babson CLO Limited 2014-I
due 07/20/25[3,15]	6,400,000	5,825,280
Willis Engine Securitization Trust II 2012-A
5.50% due 09/15/37[3,6]	5,490,075	5,503,800
Fortress Credit Opportunities III CLO, LP 2014-3A
3.48% due 04/28/26[1,3]	5,500,000	5,462,600
ALM XIV Ltd. 2014-14A
3.18% due 07/28/26[1,3]	3,100,000	3,051,330
3.68% due 07/28/26[1,3]	2,500,000	2,359,500
Neuberger Berman CLO XII Ltd. 2014-12AR
3.33% due 07/25/23[1,3]	5,300,000	5,280,920

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2014

MACRO OPPORTUNITIES FUND

	FACE
	AMOUNT	VALUE

Highland Park CDO I Ltd. 2006-1A
0.56% due 11/25/51[1,3]	$5,499,204	$5,244,041
Telos CLO Ltd. 2013-3A
3.23% due 01/17/24[1,3]	2,750,000	2,706,000
4.48% due 01/17/24[1,3]	2,550,000	2,489,310
Lehman XS Trust 2007-9
0.27% due 06/25/37[1]	5,372,400	4,848,027
NewStar Arlington Senior Loan
Program LLC 2014-1A
4.48% due 07/25/25[1,3]	2,750,000	2,633,675
3.53% due 07/25/25[1,3]	2,000,000	1,948,800
Great Lakes CLO 2014-1 Ltd.
3.93% due 04/15/25[1,3]	3,000,000	2,983,500
4.43% due 04/15/25[1,3]	1,500,000	1,433,850
GSAA Home Equity Trust 2007-7
0.42% due 07/25/37[1]	5,199,271	4,410,853
AMMC CDO 2012-11A
due 10/30/23[3,15]	5,650,000	4,265,185
Turbine Engines Securitization Ltd. 2013-1A
5.13% due 12/13/48[3]	4,051,108	4,091,619
Flagship CLO VI 2007-1A
2.63% due 06/10/21[1,3]	4,200,000	4,069,380
Putnam Structured Product CDO 2002-1 Ltd.
0.83% due 01/10/38[1,3]	4,361,558	4,009,144
Golub Capital Partners CLO 10 Ltd. 2014-10AR
3.18% due 10/20/21[1,3]	4,000,000	3,980,000
Newstar Commercial Loan Funding 2013-1 LLC
4.78% due 09/20/23[1,3]	3,250,000	3,191,175
5.53% due 09/20/23[1,3]	750,000	748,125
Saxon Asset Securities Trust 2005-4
0.59% due 11/25/37[1]	4,550,000	3,930,540
Rockwall CDO II Ltd. 2007-1A
0.49% due 08/01/24[1,3]	2,592,421	2,481,206
0.79% due 08/01/24[1,3]	1,500,000	1,337,250
Atlas Senior Loan Fund IV Ltd. 2014-2A
2.93% due 02/17/26[1,3]	3,900,000	3,739,320
Northwoods Capital VII Ltd. 2006-7A
3.73% due 10/22/21[1,3]	2,000,000	1,993,600
1.78% due 10/22/21[1,3]	1,600,000	1,575,680
CIT Mortgage Loan Trust 2007-1
1.60% due 10/25/37[1,3]	3,750,000	3,483,926
Atlas Senior Loan Fund II Ltd. 2012-2A
due 01/30/24[3,15]	3,650,000	3,429,175
Grayson CLO Ltd. 2006-1A
0.65% due 11/01/21[1,3]	3,700,000	3,428,790
GSAA Home Equity Trust 2006-14
0.40% due 09/25/36[1]	5,430,724	3,415,719
GSAA Home Equity Trust 2006-18
6.00% due 11/25/36[5]	4,812,240	3,403,250
ACA CLO 2007-1 Ltd.
1.18% due 06/15/22[1,3]	3,550,000	3,352,265
First Franklin Mortgage Loan Trust 2006-FF1
0.49% due 01/25/36[1]	2,750,000	2,417,869
0.59% due 01/25/36[1]	1,225,000	932,575
Golub Capital Partners CLO 18 Ltd. 2014-18A
3.73% due 04/25/26[1,3]	2,200,000	2,183,940
4.23% due 04/25/26[1,3]	1,200,000	1,156,560
DIVCORE CLO Ltd. 2013-1A B
4.05% due 11/15/32	3,250,000	3,251,950
CIFC Funding 2012-I Ltd. 2014-1AR
3.31% due 08/14/24[1,3]	3,250,000	3,233,425
Primus Clo II Ltd. 2007-2A
1.18% due 07/15/21[1,3]	3,500,000	3,212,300
Marathon CLO II Ltd. 2005-2A
2.03% due 12/20/19[1,3]	2,050,000	2,016,790
due 12/20/19[3,15]	2,250,000	1,177,200
ALM VII R-2 Ltd. 2013-7R2A
2.83% due 04/24/24[1,3]	3,250,000	3,190,850
Drug Royalty II Limited Partnership 2 2014-1
3.48% due 07/15/23[3]	3,187,826	3,187,428
Duane Street CLO II Ltd. 2006-2A
3.98% due 08/20/18[1,3]	3,250,000	3,153,800
ALM VII R Ltd. 2013-7RA
3.68% due 04/24/24[1,3]	3,250,000	3,107,975
Helios Series I Multi Asset CBO Ltd. 2001-1A
1.17% due 12/13/36[1,3]	3,244,594	3,083,987
Carlyle Global Market Strategies
CLO 2012-2 Ltd.
4.13% due 07/20/23[1,3]	3,000,000	2,976,600
Battalion Clo 2007-I Ltd.
2.38% due 07/14/22[1,3]	3,100,000	2,967,320
Home Equity Asset Trust 2005-7
0.60% due 01/25/36[1]	3,250,000	2,936,593
KVK CLO 2014-2 Ltd.
3.25% due 04/15/26[1,3]	3,000,000	2,920,200
Vibrant CLO II Ltd. 2013-2A
2.98% due 07/24/24[1,3]	3,000,000	2,908,200
KVK CLO 2014-1 Ltd.
3.13% due 05/15/26[1,3]	3,000,000	2,898,600
Race Point V CLO Ltd. 2014-5AR
3.98% due 12/15/22[1,3]	2,900,000	2,893,330
Franklin CLO Ltd. 2007-6A
2.48% due 08/09/19[1,3]	3,000,000	2,849,100
Wachovia Asset Securitization Issuance II
LLC 2007-HE1 Trust
0.29% due 07/25/37[1,3]	3,239,075	2,841,187
Citigroup Mortgage Loan Trust 2007-WFHE2
0.50% due 03/25/37[1]	3,200,000	2,835,216
Park Place Securities Incorporated
Series 2005-WHQ2
0.61% due 05/25/35[1]	3,000,000	2,795,271
Great Lakes CLO 2012-1 Ltd.
due 01/15/23[3,15]	3,250,000	2,790,125
Finn Square CLO Ltd. 2012-1A
due 12/24/23[3,15]	3,250,000	2,736,500
Turbine Engines Securitization Ltd.
6.38% due 12/13/48[3]	2,675,275	2,715,404
Octagon Loan Funding Ltd.
due 11/18/26†††,3,15	3,000,000	2,614,800
Icon Brand Holdings LLC 2013-1A
4.35% due 01/25/43[3]	2,580,317	2,568,963
Keuka Park CLO Limited 2013-1
due 10/21/24[3,15]	3,000,000	2,565,000
New Century Home Equity Loan Trust 2004-4
0.95% due 02/25/35[1]	2,760,236	2,530,093
Callidus Debt Partners Clo Fund VI Ltd. 2007-6A
3.23% due 10/23/21[1,3]	2,100,000	2,015,790
1.48% due 10/23/21[1,3]	500,000	475,250
Wells Fargo Home Equity Asset-Backed
Securities 2005-4 Trust
0.41% due 05/25/36[1]	2,800,000	2,466,895

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (continued)	September 30, 2014

MACRO OPPORTUNITIES FUND

	FACE
	AMOUNT	VALUE

San Gabriel CLO Ltd. 2007-1A
2.48% due 09/10/21[1,3]	$2,450,000	$2,337,790
Global Leveraged Capital Credit
Opportunity Fund 2006-1A
1.23% due 12/20/18[1,3]	2,376,000	2,296,404
GSAA Trust 2005-10
0.80% due 06/25/35[1]	2,462,000	2,276,249
Halcyon Structured Asset Management Long
Secured/Short Unsecured 2007-1 Ltd.
2.54% due 08/07/21[1,3]	2,100,000	2,072,070
Acis CLO 2013-1 Ltd.
4.73% due 04/18/24[1,3]	2,100,000	2,071,020
Bear Stearns Asset Backed Securities
Trust 2005-3
0.90% due 09/25/35[1]	2,162,727	2,063,069
Sound Point CLO Ltd. 2012-1A
4.81% due 10/20/23[1,3]	2,000,000	2,007,600
Ableco Capital LLC 2013-1
4.92% due 05/31/19[1,12]	2,000,000	2,000,000
OCP CLO 2014-6 Ltd.
3.36% due 07/17/26[1,3]	2,000,000	1,982,000
CIFC Funding 2006-I B Ltd.
4.23% due 12/22/20[1,3]	2,000,000	1,971,000
TCW Global Project Fund III Ltd. 2005-1A
0.88% due 09/01/17†††,1,3	1,500,000	1,443,900
1.08% due 09/01/17†††,1,3	600,000	514,680
Gale Force 4 CLO Ltd. 2007-4A
3.73% due 08/20/21[1,3]	2,000,000	1,958,400
Salus CLO 2012-1 Ltd.
6.98% due 03/05/21[1,3]	1,200,000	1,186,560
4.98% due 03/05/21[1,3]	750,000	751,650
AMMC CLO XIV Ltd. 2014-14A
3.15% due 07/27/26[1,3]	2,000,000	1,922,000
Cerberus Onshore II CLO LLC 2014-1A
3.73% due 10/15/23[1,3]	1,000,000	972,500
4.23% due 10/15/23[1,3]	1,000,000	943,100
Lime Street CLO Corp. 2007-1A
2.73% due 06/20/21[1,3]	2,000,000	1,891,200
NewStar Commercial Loan Trust 2007-1
1.53% due 09/30/22[1,3]	1,000,000	945,700
2.53% due 09/30/22[1,3]	1,000,000	940,900
Churchill Financial Cayman Ltd. 2007-1A
1.48% due 07/10/19[1,3]	1,000,000	946,600
2.83% due 07/10/19[1,3]	1,000,000	937,700
New Century Home Equity Loan Trust 2005-1
0.87% due 03/25/35[1]	2,059,536	1,831,842
Kingsland III Ltd. 2006-3A
1.83% due 08/24/21[1,3]	1,890,000	1,798,524
Acis CLO 2013-2 Ltd.
4.08% due 10/14/22[1,3]	1,800,000	1,738,620
Liberty CLO Ltd. 2005-1A
0.74% due 11/01/17[1,3]	1,750,000	1,732,850
Shackleton II CLO Ltd. 2012-2A
4.28% due 10/20/23[1,3]	1,750,000	1,727,075
Airplanes Pass Through Trust 2001-1A
0.70% due 03/15/19[1]	3,990,370	1,720,847
CIFC Funding 2014 Ltd.
3.03% due 04/18/25[1,3]	1,750,000	1,702,925
Carlyle Global Market Strategies
CLO 2012-3 Ltd.
due 10/04/24[3,15]	1,800,000	1,679,220
OHA Park Avenue CLO I Ltd. 2007-1A
3.48% due 03/14/22[1,3]	1,667,510	1,609,981
Telos CLO 2007-2 Ltd.
2.43% due 04/15/22[1,3]	1,650,000	1,573,935
Landmark VIII CLO Ltd. 2006-8A
1.68% due 10/19/20[1,3]	1,650,000	1,538,295
Ares XXV CLO Ltd. 2013-3A
due 01/17/24[3,15]	2,000,000	1,530,000
Avalon IV Capital Ltd. 2014-1AR
4.08% due 04/17/23[1,3]	1,500,000	1,497,900
LCM X, LP 2014-10AR
3.98% due 04/15/22[1,3]	1,500,000	1,492,500
MCF CLO I LLC 2013-1A
3.78% due 04/20/23[1,3]	1,500,000	1,483,950
Asset Backed Securities Corporation Home
Equity Loan Trust Series OOMC 2006-HE5
0.30% due 07/25/36[1]	1,596,290	1,483,699
OZLM Funding V Ltd. 2013-5A
3.23% due 01/17/26[1,3]	1,500,000	1,482,750
Steele Creek CLO 2014-1 Ltd.
3.43% due 08/21/26[1,3]	1,500,000	1,465,950
Greywolf CLO III Ltd. 2014-1A
3.08% due 04/22/26[1,3]	1,500,000	1,465,650
Bacchus 2006-1 Ltd.
1.78% due 01/20/19[1,3]	1,500,000	1,462,800
Covenant Credit Partners CLO I Ltd.
3.15% due 07/20/26[1,3]	1,500,000	1,458,750
Black Diamond CLO 2005-2 Delaware Corp.
2.03% due 01/07/18[1,3]	1,500,000	1,441,050
Sands Point Funding Ltd. 2006-1A
1.98% due 07/18/20[1,3]	1,500,000	1,435,050
Westwood CDO II Ltd. 2007-2X
2.03% due 04/25/22	1,550,000	1,432,355
ALM VI Ltd. 2012-6A
due 06/14/23[3,15]	1,600,000	1,424,160
TCW Global Project Fund II Ltd. 2004-1A
1.58% due 06/24/16[1,3]	1,403,262	1,392,737
Connecticut Valley Structured
Credit CDO III Ltd. 2006-3A
0.88% due 03/23/23[1,3]	1,000,000	952,000
6.68% due 03/23/23[3]	441,767	438,365
Structured Asset Investment Loan
Trust 2005-2
0.89% due 03/25/35[1]	1,500,000	1,383,752
Kingsland IV Ltd. 2007-4A
1.68% due 04/16/21[1,3]	1,500,000	1,360,350
Duane Street CLO IV Ltd. 2007-4A
2.48% due 11/14/21[1,3]	1,400,000	1,354,080
Cerberus Offshore Levered I, LP 2012-1A
6.23% due 11/30/18[1,3]	1,350,000	1,350,270
TICP CLO II Ltd. 2014-2A
3.23% due 07/20/26[1,3]	1,300,000	1,272,440
Ivy Hill Middle Market Credit Fund Ltd. 2011-3A
6.73% due 01/15/22[1,3]	1,250,000	1,250,000
Newstar Commercial Loan Funding 2014-1 LLC
5.07% due 04/20/25[1,3]	1,250,000	1,232,500
COA Summit CLO Limited 2014-1
4.09% due 04/20/23[1,3]	1,250,000	1,231,125
Halcyon Loan Advisors Funding 2012-2 Ltd.
3.08% due 12/20/24[1,3]	1,250,000	1,220,250

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2014

MACRO OPPORTUNITIES FUND

	FACE
	AMOUNT	VALUE

ING IM CLO 2011-1 Ltd.
3.53% due 06/22/21[1,3]	$1,250,000	$1,212,375
Gallatin CLO VII 2014-1 Ltd.
3.92% due 07/15/23[1,3]	1,250,000	1,210,500
ColumbusNova CLO Limited 2007-I
1.58% due 05/16/19[1,3]	1,250,000	1,201,750
ICE EM CLO 2007-1A
1.18% due 08/15/22[1,3]	1,250,000	1,150,000
T2 Income Fund CLO Ltd. 2007-1A
2.98% due 07/15/19[1,3]	700,000	690,340
1.73% due 07/15/19[1,3]	400,000	390,400
Tricadia CDO 2006-6 Ltd.
0.99% due 11/05/41[1,3]	1,150,000	1,056,620
Blade Engine Securitization Ltd. 2006-1A
1.15% due 09/15/41[1]	825,522	619,142
3.15% due 09/15/41[1,3]	1,035,829	414,332
Black Diamond CLO 2006-1 Luxembourg S.A.
0.92% due 04/29/19[1,3]	1,100,000	1,013,430
OHA Credit Partners VII Ltd. 2012-7A
4.23% due 11/20/23[1,3]	1,000,000	994,600
CIFC Funding 2012-II Ltd. 2012-2A
3.23% due 12/05/24[1,3]	1,000,000	990,200
Halcyon Loan Advisors Funding 2012-1 Ltd.
3.23% due 08/15/23[1,3]	1,000,000	982,600
Fortress Credit Opportunities 2005-1A
0.57% due 07/15/19	1,100,000	980,100
Palmer Square CLO 2014-1 Ltd.
2.82% due 10/17/22[1,3]	1,000,000	976,700
Katonah Ltd. 2007-10A
2.24% due 04/17/20[1,3]	1,000,000	974,500
Aames Mortgage Investment Trust 2006-1
0.47% due 04/25/36[1]	1,033,697	970,094
Cavalry CLO II 2013-2A
4.23% due 01/17/24[1,3]	1,000,000	966,250
WhiteHorse VIII Ltd. 2014-1A
2.99% due 05/01/26[1,3]	1,000,000	962,700
Gleneagles CLO Ltd. 2005-1A
1.14% due 11/01/17[1,3]	1,000,000	959,400
Pangaea CLO Ltd. 2007-1A
0.73% due 10/21/21[1,3]	1,000,000	951,100
Halcyon Loan Investors CLO II, Inc. 2007-2A
1.63% due 04/24/21[1,3]	1,000,000	934,000
Eastland CLO Ltd. 2007-1A
0.64% due 05/01/22[1,3]	1,000,000	931,700
Wrightwood Capital Real Estate
CDO 2005-1 Ltd.
0.66% due 11/21/40[1,3]	1,000,000	919,100
MCF CLO III LLC 2014-3A
3.46% due 01/20/24[1,3]	1,000,000	904,100
Babcock & Brown Air Funding I Ltd. 2007-1A
0.45% due 11/14/33[1,3]	981,286	834,093
KKR Financial CLO Ltd.
5.23% due 05/15/21	800,000	798,640
Aerco Ltd. 2000-2A
0.61% due 07/15/25[1]	1,472,561	795,183
Garrison Funding 2013-2 Ltd.
4.88% due 09/25/23[1,3]	750,000	742,575
Central Park CLO Ltd. 2011-1A
3.43% due 07/23/22[1,3]	750,000	739,650
Venture XV CLO Ltd. 2013-15A
3.33% due 07/15/25[1,3]	750,000	739,650
Octagon Investment Partners XV Ltd. 2013-1A
3.08% due 01/19/25[1,3]	750,000	735,750
Venture XIV CLO Ltd. 2013-14A
2.99% due 08/28/25[1,3]	750,000	725,325
Asset Backed Securities Corporation
Home Equity Loan Trust Series 2004-HE8
1.20% due 12/25/34[1]	710,939	664,648
Westwood CDO I Ltd. 2007-1A
0.90% due 03/25/21[1,3]	700,000	649,670
Northwind Holdings LLC 2007-1A
1.01% due 12/01/37[1,3]	673,052	612,478
ACS 2007-1 Pass Through Trust
0.47% due 06/14/37[1,3]	617,496	603,602
Credit Card Pass-Through Trust 2012-BIZ
0.00% due 12/15/49[3,14]	617,989	533,943
MC Funding Limited / MC Funding 2006-1 LLC
1.18% due 12/20/20[1,3]	500,000	482,250
OFSI Fund Ltd. 2006-1A
1.08% due 09/20/19[1,3]	370,000	357,198
Diversified Asset Securitization
Holdings II, LP 2000-1A
0.72% due 09/15/35[1,3]	313,600	307,046
Garanti Diversified Payment Rights
Finance Co. 2007-A
0.42% due 07/09/17	312,000	302,266
Structured Asset Receivables Trust
Series 2005-1
0.73% due 01/21/15[1,3]	291,489	280,937
Raspro Trust 2005-1A
0.63% due 03/23/24[1,3]	248,780	244,426
Drug Royalty Limited Partnership 1 2012-1
5.48% due 07/15/24[1,3]	232,205	239,767
Vega Containervessel plc 2006-1A
5.56% due 02/10/21[3]	143,926	141,594
Atlas Air 1999-1 Class A-1 Pass Through Trust
7.20% due 01/02/19[12]	77,989	81,693
SBI Home Equity Loan Trust 2006-1
0.30% due 04/25/35[1,3]	48,394	47,535
BlackRock Senior Income Series Corp.
due 09/15/16[15]	2,400,000	240

Total Asset Backed Securities
(Cost $529,340,206)		535,175,841

SENIOR FLOATING RATE INTERESTS††,1,13 - 21.8%

INDUSTRIAL - 6.0%
Rise Ltd.
4.74% due 02/12/39	6,744,792	6,837,869
Berlin Packaging LLC
5.75% due 04/02/19	1,980,000	1,976,297
4.50% due 09/24/21	1,500,000	1,496,250
9.75% due 04/02/20	600,000	595,500
SIRVA Worldwide, Inc.
7.50% due 03/27/19	3,841,500	3,899,123
AABS Ltd.
4.87% due 01/15/38	3,538,542	3,595,866
Multiplan, Inc.
4.00% due 03/31/21	3,683,432	3,593,667
Connolly Corp.
5.00% due 05/14/21	3,591,000	3,568,556

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS (continued)	September 30, 2014

MACRO OPPORTUNITIES FUND

		FACE
		AMOUNT	VALUE

Nord Anglia Education Finance LLC
4.50% due 03/31/21		$3,292,250	$3,267,558
Flakt Woods
2.63% due 03/20/17[12]	EUR	2,650,000	3,213,135
Brickman Group Holdings, Inc.
4.00% due 12/18/20		3,042,356	2,972,625
Univision Communications, Inc.
4.00% due 03/01/20		2,911,046	2,852,825
syncreon
5.25% due 10/28/20		2,828,625	2,800,339
Sabre, Inc.
4.00% due 02/19/19		2,798,595	2,758,380
Gates Global, Inc.
4.25% due 07/05/21		2,750,000	2,697,860
AlliedBarton Security Services LLC
4.25% due 02/12/21		2,524,447	2,485,798
GYP Holdings III Corp.
4.75% due 04/01/21		2,493,750	2,456,344
Knowledge Learning Corp.
5.25% due 03/18/21		2,388,000	2,388,000
Thermasys Corp.
5.25% due 05/03/19		2,334,688	2,321,076
MRC Global, Inc.
5.52% due 11/08/19		2,227,500	2,224,248
Ceva Logistics US Holdings
6.50% due 03/19/21		1,999,803	1,932,310
NVA Holdings, Inc.
4.75% due 08/14/21		1,150,000	1,144,975
8.00% due 08/14/22		750,000	745,313
Goodpack Ltd.
4.75% due 09/09/21		1,700,000	1,691,500
Mast Global
8.75% due 09/12/19†††,12		1,636,250	1,622,573
Ceridian Corp.
4.50% due 05/09/17		818,642	808,409
4.15% due 05/09/17		784,823	781,393
Dematic S.A.
4.25% due 12/28/19		1,425,226	1,402,964
Ceva Logistics Holdings BV (Dutch)
6.50% due 03/19/21		1,449,857	1,400,924
Sutherland Global Services, Inc.
7.25% due 03/06/19		1,387,500	1,384,032
Ceva Group plc (United Kingdom)
6.50% due 03/19/21		1,381,773	1,333,411
Power Borrower, LLC
4.25% due 05/06/20		1,086,321	1,061,880
8.25% due 11/06/20		275,000	266,750
Phillips-Medsize Corp.
4.75% due 06/16/21		1,296,750	1,289,462
CPM Acquisition Corp.
6.25% due 08/29/17		810,962	808,934
10.25% due 03/01/18		450,000	454,500
IntraWest Holdings S.à r.l.
5.50% due 12/09/20		1,221,750	1,221,750
Gogo LLC
11.25% due 03/21/18[12]		1,027,875	1,079,269
SI Organization
5.75% due 11/23/19		1,057,164	1,060,800
CareCore National LLC
5.50% due 03/05/21		1,044,750	1,036,914
Element Materials Technology
5.25% due 08/06/21		1,000,000	997,500
Exopack Holdings SA
5.25% due 05/08/19		992,500	995,289
Mitchell International, Inc.
8.50% due 10/11/21		900,000	896,625
NaNa Development Corp.
8.00% due 03/15/18[12]		910,000	891,800
Hillman Group, Inc.
4.50% due 06/30/21		798,000	794,010
V.Group Ltd.
5.00% due 06/25/21		798,000	792,015
Hunter Defense Technologies
6.50% due 08/05/19		800,000	790,000
Doncasters Group Ltd.
9.50% due 10/09/20		744,828	742,966
Ranpak
8.50% due 04/23/20		650,000	655,415
Hunter Fan Co.
6.50% due 12/20/17		576,741	575,299
SRA International, Inc.
6.50% due 07/20/18		573,077	571,644
VAT Holding AG
4.75% due 02/11/21		497,500	492,525
Gogo LLC
7.50% due 03/21/18		479,538	484,333
Panolam Industries International, Inc.
7.76% due 08/23/17		415,938	413,859
Ceva Logistics Canada, ULC
6.50% due 03/19/21		249,975	241,539
Max Broadcast Group LLC
6.25% due 03/31/15†††,12		163,562	156,379
Camp Systems International
8.25% due 11/29/19		120,000	120,750

Total Industrial			91,141,327

CONSUMER, CYCLICAL - 4.6%
Lions Gate Entertainment Corp.
5.00% due 07/19/20		7,650,000	7,669,124
Burger King Corp.
4.50% due 09/24/21		5,000,000	4,961,099
Neiman Marcus Group, Inc.
4.25% due 10/25/20		4,768,292	4,680,222
Landry’s, Inc.
4.00% due 04/24/18		4,250,415	4,210,206
Advantage Sales & Marketing, Inc.
4.25% due 07/21/21		4,258,065	4,180,525
National Vision, Inc.
4.00% due 03/12/21		3,134,250	3,045,457
ServiceMaster Co.
4.25% due 07/01/21		3,050,000	3,000,926
CHG Healthcare Services, Inc.
4.25% due 11/19/19		2,300,218	2,284,415
La Quinta Intermediate Holdings
4.00% due 04/14/21		2,309,688	2,281,786
J. Crew Group, Inc.
4.00% due 03/05/21		2,295,250	2,177,205

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2014

MACRO OPPORTUNITIES FUND

		FACE
		AMOUNT	VALUE

Sears Holdings Corp.
5.50% due 06/30/18		$2,183,500	$2,120,724
Fitness International LLC
5.50% due 07/01/20		2,095,500	2,074,545
Nassa Midco AS
4.25% due 05/14/21	EUR	1,650,000	2,060,546
Men’s Wearhouse
4.50% due 06/18/21		1,900,000	1,887,327
Compucom Systems, Inc.
4.25% due 05/07/20		1,930,000	1,847,975
Burlington Coat Factory Warehouse Corp.
4.25% due 08/13/21		1,850,000	1,828,799
Capital Automotive LP
6.00% due 04/30/20		1,770,000	1,787,700
Stuart Weitzman Acquisition Co.
4.50% due 04/08/20[12]		1,795,500	1,759,590
Fleetpride Corp.
5.25% due 11/19/19		1,713,760	1,694,480
Southern Graphics, Inc.
4.25% due 10/17/19		1,514,929	1,500,734
Ollies Bargain Outlet
4.75% due 09/28/19		1,510,473	1,498,208
American Tire Distributors, Inc.
5.75% due 06/01/18		1,469,385	1,466,638
Alexander Mann Solutions Ltd.
5.75% due 12/20/19		1,290,250	1,277,348
TI Automotive Ltd.
4.25% due 07/02/21		1,286,775	1,268,284
Ipreo Holdings
4.25% due 08/06/21		1,250,000	1,217,713
Jacobs Entertainment, Inc.
5.25% due 10/29/18		1,225,000	1,139,250
1-800 Contacts, Inc.
4.25% due 01/29/21		1,094,500	1,078,083
California Pizza Kitchen, Inc.
5.25% due 03/29/18		943,824	902,239
GCA Services Group, Inc.
9.25% due 11/01/20		440,000	438,900
4.29% due 11/01/19		322,358	319,270
Dave & Busters, Inc.
4.50% due 07/25/20		725,000	718,055
Armored AutoGroup, Inc.
6.00% due 11/05/16		615,848	608,920
Navistar, Inc.
5.75% due 08/17/17		298,611	298,984
Arby’s
4.75% due 11/15/20		198,500	198,004
Container Store, Inc.
4.25% due 04/06/19		80,340	78,733
CKX Entertainment, Inc.
9.00% due 06/21/17[12]		43,475	36,954

Total Consumer, Cyclical			69,598,968

TECHNOLOGY - 3.0%
Greenway Medical Technologies
6.00% due 11/04/20[12]		3,622,625	3,604,511
9.25% due 11/04/21[12]		550,000	544,500
P2 Energy Solutions
5.00% due 10/30/20		2,977,500	2,958,891
9.00% due 04/30/21		600,000	601,500
Telx Group
4.50% due 04/09/20		2,395,000	2,352,345
7.50% due 04/09/21		875,000	867,711
Evergreen Skill
5.75% due 04/28/21		3,190,000	3,127,540
Wall Street Systems
4.50% due 04/30/21		2,862,391	2,833,767
EIG Investors Corp.
5.00% due 11/09/19		2,741,737	2,731,456
Blue Coat Systems, Inc.
4.00% due 05/31/19		2,655,437	2,600,124
Renaissance Learning Corp.
4.50% due 04/09/21		2,517,599	2,462,539
Deltek, Inc.
4.50% due 10/10/18		2,382,110	2,363,053
LANDesk Group, Inc.
5.00% due 02/25/20		2,227,556	2,217,354
Active Network, Inc., The
5.50% due 11/13/20		2,072,812	2,054,675
Sparta Holding Corp.
6.25% due 07/28/20†††		1,900,000	1,881,511
Paradigm Ltd
4.75% due 07/30/19[12]		1,698,877	1,679,239
Data Device Corp.
5.75% due 07/15/20		1,291,875	1,290,260
ION Trading Technologies Ltd.
4.50% due 06/10/21	EUR	997,500	1,253,959
Flexera Software LLC
4.50% due 04/02/20		871,663	863,670
8.00% due 04/02/21		350,000	339,500
Sophos
5.00% due 01/29/21		1,194,000	1,189,523
GlobalLogic Holdings, Inc.
6.25% due 05/31/19		1,191,000	1,152,293
Aspect Software, Inc.
7.25% due 05/07/16		1,151,281	1,148,046
Quorum Business Solutions
5.75% due 08/07/21		900,000	897,750
Hyland Software, Inc.
4.75% due 02/19/21		636,800	634,609
Attachmate Group, Inc., The
7.25% due 11/22/17		610,702	610,891
Eze Castle Software, Inc.
7.25% due 04/05/21		400,000	396,332
Go Daddy Operating Company, LLC
4.75% due 05/13/21		335,587	330,345

Total Technology			44,987,894

FINANCIAL - 3.1%
Intertrust Group
7.50% due 04/16/21		4,760,000	4,727,869
8.00% due 04/11/22		1,900,000	1,877,827
Magic Newco, LLC
5.00% due 12/12/18		3,406,590	3,398,073
12.00% due 06/12/19		1,075,000	1,212,955
STG-Fairway Acquisitions, Inc.
6.25% due 02/28/19		2,807,270	2,802,020
10.50% due 08/28/19†††,12		1,400,000	1,389,383
Expert Global Solutions
8.50% due 04/03/18		3,872,407	3,862,726

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS (continued)	September 30, 2014

MACRO OPPORTUNITIES FUND

		FACE
		AMOUNT	VALUE

Lineage Logistics LLC
4.50% due 04/07/21		$3,621,800	$3,576,528
HBSC Holdings
due 03/30/20[7]		3,500,000	3,395,000
First Data Corp.
3.65% due 03/23/18		3,110,000	3,046,836
4.15% due 03/24/21		178,213	175,540
National Financial Partners Corp.
4.50% due 07/01/20		2,930,507	2,901,202
Transunion Holding Co.
4.00% due 04/09/21		2,587,000	2,543,357
USI Holdings Corp.
4.25% due 12/27/19		2,294,112	2,251,097
RCS Capital
6.50% due 04/29/19		1,975,000	1,982,406
York Risk Services
4.75% due 10/01/21†††		1,579,268	1,570,393
AssuredPartners
4.50% due 04/02/21		1,500,000	1,478,445
7.75% due 04/02/22		200,000	197,000
American Stock Transfer & Trust
5.75% due 06/26/20		1,594,716	1,583,425
Nuveen Investments, Inc.
4.16% due 05/13/17		800,000	797,568
Cunningham Lindsey U.S., Inc.
5.00% due 12/10/19		687,750	675,714
9.25% due 06/10/20		116,932	116,786
Genex Services, Inc.
5.25% due 05/28/21		698,250	693,886
HDV Holdings
5.75% due 12/18/18[12]		571,658	567,371

Total Financial			46,823,407

CONSUMER, NON-CYCLICAL - 2.4%
Albertson’s (Safeway) Holdings LLC
5.50% due 08/25/21		4,250,000	4,226,964
Nextech Systems LLC
6.00% due 10/28/18†††,12		3,561,250	3,502,459
Grocery Outlet, Inc.
6.50% due 12/17/18		2,512,379	2,504,540
Continental Foods
4.33% due 08/20/21	EUR	2,000,000	2,500,436
Performance Food Group
6.25% due 11/14/19		2,345,560	2,336,764
Reddy Ice Holdings, Inc.
6.75% due 04/01/19[12]		1,086,745	1,026,974
10.75% due 10/01/19[12]		1,125,000	1,001,250
Diamond Foods, Inc.
4.25% due 08/20/18		1,840,750	1,818,900
AdvancePierre Foods, Inc.
9.50% due 10/10/17		1,076,000	1,059,860
5.75% due 07/10/17		734,417	734,109
Harvard Drug
5.00% due 08/16/20		1,733,899	1,733,899
Arctic Glacier Holdings, Inc.
5.00% due 05/10/19		1,545,845	1,522,657
Hearthside Foods
4.50% due 06/02/21		1,396,500	1,387,185
ABG Intermediate Holdings 2 LLC
5.50% due 05/27/21		1,393,000	1,386,035
NES Global Talent
6.50% due 10/03/19		1,275,625	1,262,869
DJO Finance LLC
4.25% due 09/15/17		1,228,203	1,217,714
CTI Foods Holding Co. LLC
8.25% due 06/28/21		1,205,000	1,209,519
Winebow, Inc.
4.75% due 07/01/21		997,500	991,266
Jacobs Douwe Egberts
4.25% due 07/02/21		1,000,000	976,250
Akorn, Inc.
4.50% due 04/16/21		850,000	843,889
Fender Musical Instruments Corp.
5.75% due 04/03/19		798,750	795,755
Hostess Brands
6.75% due 04/09/20		562,175	573,419
Bauer Performance Sports
4.00% due 04/15/21		514,045	507,943
Catalent Pharma Solutions, Inc.
4.50% due 05/20/21		346,008	343,773
6.50% due 12/31/17		44,182	44,071
Mitel Networks Corp.
5.25% due 01/31/20		376,928	377,558
DS Waters of America, Inc.
5.25% due 08/30/20		198,000	199,980
VWR Funding, Inc.
3.40% due 04/03/17		196,477	192,978
Targus Group International, Inc.
12.00% due 05/24/16[12]		229,401	186,389
Rite Aid Corp.
5.75% due 08/21/20		100,000	101,125

Total Consumer, Non-cyclical			36,566,530

COMMUNICATIONS - 1.6%
Avaya, Inc.
7.75% due 10/26/17		3,820,231	3,636,975
6.50% due 03/31/18		2,893,698	2,866,583
Anaren, Inc.
5.50% due 02/18/21		1,985,000	1,970,113
9.25% due 08/18/21		1,500,000	1,492,500
Cengage Learning Acquisitions, Inc.
7.00% due 03/31/20		2,736,250	2,730,394
Interactive Data Corp.
4.75% due 05/02/21		2,294,250	2,280,622
Cumulus Media, Inc.
4.25% due 12/23/20		2,284,808	2,243,865
Proquest LLC
5.25% due 09/24/21		2,000,000	1,994,160
Bureau van Dijk Electronic Publishing BV
7.75% due 09/17/21	GBP	1,000,000	1,623,928
Trader Media Corporation Ltd.
5.01% due 12/08/17	GBP	1,000,000	1,620,378
MergerMarket Ltd.
4.50% due 02/04/21		995,000	965,150
Liberty Cablevision of Puerto Rico LLC
4.50% due 01/07/22		600,000	595,002
Univision Communications, Inc.
4.00% due 03/01/20		298,496	292,714

Total Communications			24,312,384

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2014

MACRO OPPORTUNITIES FUND

	FACE
	AMOUNT	VALUE

BASIC MATERIALS - 0.5%
Ennis-Flint
4.25% due 03/31/21	$1,990,000	$1,930,300
7.75% due 09/30/21	1,150,000	1,106,875
Atkore International, Inc.
4.50% due 04/09/21	1,995,000	1,975,049
7.75% due 10/09/21	850,000	841,500
Noranda Aluminum Acquisition Corp.
5.75% due 02/28/19	1,094,898	1,063,880
Royal Adhesives and Sealants
5.50% due 07/31/18	824,644	827,737
Hoffmaster Group, Inc.
6.28% due 05/09/19[12]	142,857	127,409

Total Basic Materials		7,872,750

UTILITIES - 0.3%
Expro Holdings UK 3 Ltd.
5.75% due 08/12/21	1,800,000	1,790,243
Astoria Generating Company Acquisitions LLC
9.25% due 10/26/17	1,354,091	1,377,788
Terraform Power, Inc
4.75% due 07/23/19	798,000	799,995
Texas Competitive Electric Holdings Company LLC
3.75% due 05/05/16	733,663	736,877

Total Utilities		4,704,903

ENERGY - 0.3%
Cactus Wellhead
7.00% due 07/31/20	1,500,000	1,470,000
Panda Temple II Power
7.25% due 04/03/19	1,000,000	1,020,000
FTS International
5.75% due 04/16/21	872,727	872,570
PSS Companies
5.50% due 01/28/20	872,724	868,361
Atlas Energy LP
6.50% due 07/31/19	445,500	448,284

Total Energy		4,679,215

Total Senior Floating Rate Interests
(Cost $332,497,991)		330,687,378

BONDS††,13 - 20.5%

FINANCIAL - 9.4%
JPMorgan Chase & Co.
5.00%[1,2]	15,740,000	15,343,351
5.15%[1,2,6]	8,875,000	8,453,438
Bank of America Corp.
5.13%[1,2]	15,100,000	14,609,249
6.25%[1,2]	8,350,000	8,295,199
Fifth Third Bancorp
5.10%[1,2]	11,720,000	11,046,099
4.90%[1,2]	3,000,000	2,935,800
HSBC Holdings plc
5.63%[1,2]	8,850,000	8,788,049
6.38%[1,2]	2,850,000	2,846,438
Citigroup, Inc.
5.35%[1,2]	6,725,000	6,287,875
5.95%[1,2]	3,800,000	3,798,814
Nordea Bank AB
6.13%[1,2,3]	5,050,000	4,949,000
5.50%[1,2,3]	3,900,000	3,831,750
Kennedy-Wilson, Inc.
8.75% due 04/01/19[6]	7,425,000	7,889,063
CIC Receivables Master Trust
4.89% due 10/07/21†††	6,500,000	6,506,500
Customers Bank
6.13% due 06/26/29[1,3]	6,000,000	6,052,500
Wilton Re Finance LLC
5.88% due 03/30/33[1,3]	5,750,000	5,980,000
Cadence Financial Corp.
4.88% due 06/28/19[3,16]	4,000,000	4,020,000
Oxford Finance LLC / Oxford
Finance Company-Issuer, Inc.
7.25% due 01/15/18[3]	3,801,000	3,953,040
Barclays plc
8.25%[1,2,6]	3,150,000	3,232,688
Schahin II Finance Company SPV Ltd.
5.88% due 09/25/22[3,6]	2,338,267	2,215,508
Skyway Concession Company LLC
0.61% due 06/30/26[1,3]	2,500,000	2,000,000
QBE Capital Funding III Ltd.
7.25% due 05/24/41[1,3,6]	1,650,000	1,798,500
Credit Suisse Group AG
6.25%[1,2,3]	1,845,000	1,785,038
Jefferies LoanCore LLC / JLC Finance Corp.
6.88% due 06/01/20[3]	1,700,000	1,644,750
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.38% due 04/01/20[3]	1,075,000	1,099,188
Prosight Global Inc.
7.50% due 11/26/20†††,12	850,000	871,420
Nationstar Mortgage LLC / Nationstar
Capital Corp.
6.50% due 07/01/21	730,000	695,325
Ironshore Holdings US, Inc.
8.50% due 05/15/20[3]	315,000	378,781
Scottrade Financial Services, Inc.
6.13% due 07/11/21[3]	125,000	130,015
LCP Dakota Fund
10.00% due 08/17/15[12]	69,000	69,000

Total Financial		141,506,378

ENERGY - 2.5%
Regency Energy Partners, LP /
Regency Energy Finance Corp.
8.38% due 06/01/19	8,251,000	8,746,059
Crestwood Midstream Partners, LP /
Crestwood Midstream Finance Corp.
7.75% due 04/01/19[6]	4,700,000	4,923,250
Penn Virginia Resource Partners Limited
Partnership / Penn Virginia Resource
Finance Corp.
8.38% due 06/01/20[6]	3,999,000	4,358,910
Exterran Holdings, Inc.
7.25% due 12/01/18	4,060,000	4,222,400
BreitBurn Energy Partners LP / BreitBurn
Finance Corp.
7.88% due 04/15/22[6]	4,075,000	4,125,937

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS (continued)	September 30, 2014

MACRO OPPORTUNITIES FUND

		FACE
		AMOUNT	VALUE

Atlas Energy Holdings Operating Company LLC /
Atlas Resource Finance Corp.
9.25% due 08/15/21[6]		$1,610,000	$1,642,200
7.75% due 01/15/21		1,100,000	1,083,500
ContourGlobal Power Holdings S.A.
7.13% due 06/01/19[3]		2,250,000	2,227,500
SandRidge Energy, Inc.
7.50% due 03/15/21[6]		1,525,000	1,486,875
7.50% due 02/15/23		250,000	242,813
Pacific Drilling S.A.
5.38% due 06/01/20[3]		1,400,000	1,281,000
Bill Barrett Corp.
7.00% due 10/15/22		550,000	545,875
7.63% due 10/01/19		327,000	337,628
IronGate Energy Services LLC
11.00% due 07/01/18[3]		600,000	602,250
Ultra Petroleum Corp.
5.75% due 12/15/18[3]		200,000	201,000

Total Energy			36,027,197

INDUSTRIAL - 2.0%
Quality Distribution LLC / QD Capital Corp.
9.88% due 11/01/18		10,127,000	10,633,349
Xefin Lux SCA
3.91% due 06/01/19[1,3]	EUR	5,000,000	6,267,761
Dynagas LNG Partners Limited Partnership /
Dynagas Finance, Inc.
6.25% due 10/30/19		3,750,000	3,750,000
Princess Juliana International Airport
Operating Company N.V.
5.50% due 12/20/27[3]		1,980,058	1,980,058
Chicago Bridge & Iron Co.
5.15% due 12/27/22†††,12		1,650,000	1,698,180
Ultra Resources, Inc.
4.51% due 10/12/20†††,12		1,500,000	1,427,250
Marquette Transportation Company LLC/
Marquette Transportation Finance Corp.
10.88% due 01/15/17		1,340,000	1,403,650
Odebrecht Offshore Drilling Finance Ltd.
6.63% due 10/01/22[3,6]		1,220,125	1,256,729
SBM Baleia Azul Sarl
5.50% due 09/15/27†††,12		1,011,340	1,026,409
CEVA Group plc
7.00% due 03/01/21[3]		525,000	525,000
Unifrax I LLC / Unifrax Holding Co.
7.50% due 02/15/19[3]		500,000	505,000
LMI Aerospace, Inc.
7.38% due 07/15/19[3]		500,000	500,000

Total Industrial			30,973,386

CONSUMER, NON-CYCLICAL - 1.8%
Vector Group Ltd.
7.75% due 02/15/21
Bumble Bee Holdings, Inc.		7,410,000	7,799,025
9.00% due 12/15/17[3]
Central Garden and Pet Co.		6,076,000	6,364,610
8.25% due 03/01/18[6]
Reynolds Group Issuer Incorporated /		3,875,000	3,942,813
Reynolds Group Issuer LLC / Reynolds
Group Issuer Lu
7.88% due 08/15/19		3,500,000	3,718,750
Premier Foods Finance plc
5.56% due 03/16/20[1,3]	GBP	1,250,000	1,864,918
6.50% due 03/15/21[3]	GBP	1,000,000	1,432,277
R&R Ice Cream plc
8.25% due 05/15/20[3]	AUD	1,300,000	1,145,505
Symbion, Inc.
8.00% due 06/15/16		600,000	622,500
KeHE Distributors LLC / KeHE Finance Corp.
7.63% due 08/15/21[3]		500,000	530,000
Physio-Control International, Inc.
9.88% due 01/15/19[3]		303,000	324,210
FTI Consulting, Inc.
6.75% due 10/01/20		300,000	311,625

Total Consumer, Non-cyclical			28,056,233

COMMUNICATIONS - 1.2%
MDC Partners, Inc.
6.75% due 04/01/20[3]		8,700,000	8,961,000
Avaya, Inc.
7.00% due 04/01/19[3]		6,605,000	6,406,850
SITEL LLC / Sitel Finance Corp.
11.00% due 08/01/17[3]		2,245,000	2,323,575
Expo Event Transco, Inc.
9.00% due 06/15/21[3]		725,000	746,750

Total Communications			18,438,175

CONSUMER, CYCLICAL - 0.8%
GRD Holdings III Corp.
10.75% due 06/01/19[3,6]		4,555,000	5,021,887
Guitar Center, Inc.
6.50% due 04/15/19[3]		3,455,000	3,109,500
Men’s Wearhouse, Inc.
7.00% due 07/01/22		1,900,000	1,919,000
Sabre GLBL, Inc.
8.50% due 05/15/19[3]		1,188,000	1,271,160
Checkers Drive-In Restaurants, Inc.
11.00% due 12/01/17[3]		450,000	492,750
PF Chang’s China Bistro, Inc.
10.25% due 06/30/20[3]		465,000	461,513
Seminole Hard Rock Entertainment Incorporated /
Seminole Hard Rock International LLC
5.88% due 05/15/21[3]		400,000	386,000
Global Partners Limited Partnership/GLP
Finance Corp.
6.25% due 07/15/22		100,000	99,500

Total Consumer, Cyclical			12,761,310

TECHNOLOGY - 0.7%
Infor US, Inc.
9.38% due 04/01/19		7,250,000	7,830,000
Eagle Midco, Inc.
9.00% due 06/15/18[3]		3,050,000	3,114,813

Total Technology			10,944,813

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2014

MACRO OPPORTUNITIES FUND

	FACE
	AMOUNT	VALUE

BASIC MATERIALS - 0.6%
TPC Group, Inc.
8.75% due 12/15/20[3]	$5,550,000	$5,896,875
Mirabela Nickel Ltd.
9.50% due 05/20/19†††,12	1,566,000	1,566,000
1.00% due 09/10/44†††,12	37,316	—
KGHM International Ltd.
7.75% due 06/15/19[3,6]	1,435,000	1,513,925
Kaiser Aluminum Corp.
8.25% due 06/01/20	250,000	275,625

Total Basic Materials		9,252,425

DIVERSIFIED - 0.6%
Opal Acquisition, Inc.
8.88% due 12/15/21[3]	7,675,000	7,924,438
Harbinger Group, Inc.
7.88% due 07/15/19	511,000	544,215

Total Diversified		8,468,653

UTILITIES - 0.4%
AES Corp.
3.23% due 06/01/19[1]	3,900,000	3,841,500
NGL Energy Partners, LP / NGL Energy
Finance Corp.
6.88% due 10/15/21[3]	2,390,000	2,485,600
FPL Energy National Wind LLC
5.61% due 03/10/24[3]	51,255	50,217

Total Utilities		6,377,317

MATERIALS - 0.3%
Reynolds Group Issuer Incorporated /
Reynolds Group Issuer LLC / Reynolds
Group Issuer Lu
7.13% due 04/15/19	4,950,000	5,129,438
GOVERNMENT - 0.2%

El Salvador Government International Bond
6.38% due 01/18/27[3,6]	3,100,000	3,100,000

Total Bonds
(Cost $314,078,915)		311,035,325

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 10.2%
LSTAR Securities Investment Trust 2014-1
3.25% due 09/01/21[1,16]	17,400,000	17,400,000
Nomura Resecuritization Trust 2012-1R
0.59% due 08/27/47[1,3]	14,482,444	13,396,261
IndyMac INDX Mortgage Loan Trust 2006-AR4
0.37% due 05/25/46[1]	12,794,417	10,981,897
Luminent Mortgage Trust 2006-2
0.35% due 02/25/46[1]	14,190,555	10,520,579
American Home Mortgage Assets Trust 2007-1
0.82% due 02/25/47[1]	16,477,740	10,392,675
Lehman XS Trust Series 2006-16N
0.34% due 11/25/46[1]	12,184,463	10,139,593
HarborView Mortgage Loan Trust 2006-12
0.34% due 01/19/38[1]	10,525,833	8,984,672
Washington Mutual Mortgage Pass-Through
Certificates WMALT Series 2006-AR9 Trust
0.96% due 11/25/46[1]	11,917,647	8,452,746
CSMC Trust 2014-SURF
3.26% due 02/15/29[1,3]	7,300,000	7,318,206
GreenPoint Mortgage Funding Trust 2006-AR1
0.44% due 02/25/36[1]	8,348,170	7,005,492
GreenPoint Mortgage Funding Trust
Series 2007-AR1
0.23% due 02/25/47[1]	7,034,884	6,514,268
Wells Fargo Alternative Loan 2007-PA3 Trust
6.25% due 07/25/37	6,475,890	5,902,650
American Home Mortgage Assets
Trust 2006-6
0.34% due 12/25/46[1]	7,133,812	4,999,832
American Home Mortgage Investment
Trust 2006-1
0.35% due 03/25/46[1]	5,688,664	4,828,458
Structured Asset Mortgage Investments II
Trust 2006-AR1
0.38% due 02/25/36[1]	5,492,474	4,700,855
Alliance Bancorp Trust 2007-OA1
0.39% due 07/25/37	5,194,799	3,588,972
Chase Mortgage Finance Trust Series 2006-S3
6.00% due 11/25/36	3,607,809	3,094,612
Washington Mutual Mortgage Pass-Through
Certificates WMALT Series 2006-8 Trust
5.76% due 10/25/36	4,328,312	3,076,715
Residential Asset Securitization
Trust 2006-A12
6.25% due 11/25/36	3,943,294	2,975,968
First Horizon Alternative Mortgage
Securities Trust 2006-FA1
5.75% due 04/25/36	2,849,838	2,413,431
Washington Mutual Mortgage Pass-Through
Certificates WMALT Series 2007-OA4 Trust
0.88% due 04/25/47[1]	3,034,724	2,301,899
Morgan Stanley Re-REMIC Trust 2010-R5
0.54% due 06/26/36[1,3]	2,919,532	2,172,599
American Home Mortgage Assets Trust 2006-4
0.34% due 10/25/46[1]	2,509,312	1,705,077
Bear Stearns Mortgage Funding Trust 2007-AR5
0.32% due 06/25/47[1]	1,833,049	1,502,530
Resource Capital Corporation CRE
Notes 2013 Ltd.
3.65% due 12/15/28 1,3	1,000,000	1,009,590

Total Collateralized Mortgage Obligations
(Cost $154,343,817)		155,379,577

MORTGAGE BACKED SECURITIES†† - 2.4%
COMM 2014-KYO Mortgage Trust
2.50% due 06/11/27[1,3]	10,500,000	10,503,466
SRERS Funding Ltd. 2011-RS
0.40% due 05/09/46[1,3]	8,419,393	8,019,472
GE Business Loan Trust 2007-1
0.60% due 04/16/35[1,3]	6,178,386	5,575,623
Hilton USA Trust 2013-HLT
5.61% due 11/05/18[1,3]	4,300,000	4,366,667
BAMLL Commercial Mortgage Securities
Trust 2014-ICTS
3.10% due 06/15/28	3,000,000	2,996,235
HSI Asset Securitization Corporation
Trust 2007-WF1
0.32% due 05/25/37[1]	2,296,757	2,142,208

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS (continued)	September 30, 2014

MACRO OPPORTUNITIES FUND

	FACE
	AMOUNT	VALUE

Wachovia Bank Commercial Mortgage
Trust Series 2007-WHALE 8
0.85% due 06/15/20[1,3]	$2,190,914	$2,106,213
BAMLL-DB Trust 2012-OSI
6.79% due 04/13/29[3]	550,000	582,806
Total Mortgage Backed Securities

(Cost $32,949,042)		36,292,690

MUNICIPAL BONDS†† - 1.1%

MICHIGAN - 0.9%
City of Detroit Michigan General Obligation
Unlimited
3.50% due 10/07/16[1]	13,600,000	13,600,000

PUERTO RICO - 0.2%
Puerto Rico Highways & Transportation
Authority Revenue Bonds
5.50% due 07/01/28	3,200,000	3,354,176

Total Municipal Bonds
(Cost $16,704,763)		16,954,176

	CONTRACTS

OPTIONS PURCHASED† - 0.0%
Call options on:
SPDR Gold Trust Expiring January 2015
with strike price of $140.00	4,355	69,680

Total Options Purchased
(Cost $6,367,174)		69,680

Total Investments - 103.3%
(Cost $1,570,944,867)		$1,569,769,554

OPTIONS WRITTEN† - 0.0%
Call options on:
SPDR Gold Trust Expiring January 2015
with strike price of $155.00	354	$(1,416)

Total Options Written
(Premiums received $225,834)		(1,416)

Other Assets & Liabilities, net - (3.3)%		(49,279,102)

Total Net Assets - 100.0%		$1,520,489,036

		UNREALIZED
	UNITS	GAIN (LOSS)

OTC CURRENCY SWAP AGREEMENTS††
Bank of America
December 2014 U.S. Dollar
Index Future Swap, Terminating
12/15/148 (Notional Value $32,609,160)	379	$605,756

OTC INTEREST RATE SWAP AGREEMENTS SOLD SHORT ††
Bank of America
December 2014 Japan Government Bond 10 Year
Future Index Swap, Terminating
12/09/14[9] (Notional Value $143,638,917)	108	$(220,401)

OTC EQUITY INDEX SWAP AGREEMENTS††
Bank of America S&P 500 Home
Building Index
December 2014 Swap,
Terminating 12/23/14[10]
(Notional Value $9,399,442)	17,377	$(602,181)
Bank of America S&P
1500 Education Services Sub-
Industry Index
October 2014 Swap,
Terminating 10/13/14[11]
(Notional Value $39,166,398)	766,016	(2,098,425)
Bank of America S&P 500 Home
Building Index
October 2014 Swap,
Terminating 10/13/14[10]
(Notional Value $27,210,618)	50,305	(3,309,132)

(Total Notional Value $81,783,783)		$(6,009,738)

CENTRALLY CLEARED INTEREST RATE SWAP AGREEMENTS††

Counterparty	Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ Depreciation

Merrill Lynch	Pay	3-Month USD-LIBOR	3.13%	06/08/25	$45,300,000	$1,010,190	$ 1,010,190
Merrill Lynch	Pay	3-Month USD-LIBOR	2.93%	08/24/25	52,200,000	(109,621)	(109,621)
Merrill Lynch	Receive	3-Month USD-LIBOR	1.59%	07/02/18	(34,550,000)	(110,560)	(110,560)
Merrill Lynch	Receive	6-Month EUR-EURIBOR	1.42%	08/24/25	(36,653,000)	(314,796)	(314,796)
Merrill Lynch	Receive	3-Month USD-LIBOR	2.73%	07/02/23	(23,800,000)	(564,060)	(564,060)
Merrill Lynch	Receive	6-Month EUR-EURIBOR	1.89%	06/08/25	(31,500,000)	(2,263,782)	(2,263,782)

							$(2,352,629)

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2014

MACRO OPPORTUNITIES FUND

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††

					Value at	Net Unrealized
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	September 30, 2014	Appreciation

Bank of America	30,372,557	EUR	12/01/14	$39,512,935	$38,388,611	$1,124,324
BNY Mellon	15,800,000	EUR	10/07/14	20,778,633	19,958,442	820,191
BNY Mellon	2,100,000	AUD	10/07/14	1,957,956	1,837,596	120,360
BNY Mellon	3,300,000	GBP	10/07/14	5,427,002	5,349,862	77,140

						$2,142,015

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Variable rate security. Rate indicated is rate effective at September 30, 2014.
[2]	Perpetual maturity.
[3]	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $587,975,382 (cost $587,359,632), or 38.7% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
[4]	Affiliated issuer.
[5]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[6]	Security or a portion thereof is held as collateral for reverse repurchase agreements — See Note 13.
[7]	Security with no rate was unsettled at September 30, 2014.
[8]	Total return based on U.S. Dollar Index +/- financing at a variable rate.
[9]	Total return based on Japan Government Bond 10 Year Future Index +/- financing at a variable rate.
[10]	Total return based on S&P 500 Home Building Index +/- financing at a variable rate.
[11]	Total return based on S&P 1500 Education Services Sub-Industry Index +/- financing at a variable rate.
[12]	Illiquid security.
[13]	The face amount is denominated in U.S. Dollars unless otherwise indicated.
[14]	Zero coupon rate security.
[15]	Residual interest.
[16]	Security is a 144A or Section 4(a)(2) security. These securities are considered illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $21,420,000 (cost $21,400,000), or 1.4% of total net assets — See Note 16.
plc — Public Limited Company
REIT — Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

MACRO OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2014

ASSETS:
Investments in unaffiliated issuers, at value
(cost $1,515,312,352)	$1,513,427,914
Investments in affiliated issuers, at value
(cost $55,632,515)	56,341,640

Total investments
(cost $1,570,944,867)	1,569,769,554
Foreign currency, at value
(cost $101,566)	101,026
Segregated cash with broker	8,077,928
Cash	2,191,733
Unrealized appreciation on forward foreign currency
exchange contracts	2,142,015
Unrealized appreciation on swap agreements	1,615,946
Prepaid expenses	100,970
Receivables:
Fund shares sold	11,494,789
Interest	8,958,349
Securities sold	6,357,694
Dividends	295,622
Foreign taxes reclaim	7,948

Total assets	1,611,113,574

LIABILITIES:
Reverse Repurchase Agreements	42,234,309
Unrealized depreciation on swap agreements	9,592,958
Unfunded loan commitments, at value
(commitment fees received $651,645)	593,215
Options written, at value
(premiums received $225,834)	1,416
Payable for:
Securities purchased	32,813,336
Fund shares redeemed	3,104,010
Management fees	891,029
Distributions to shareholders	834,101
Distribution and service fees	271,977
Fund accounting/administration fees	115,996
Transfer agent/maintenance fees	47,853
Trustees’ fees*	4,560
Miscellaneous	119,778

Total liabilities	90,624,538

NET ASSETS	$1,520,489,036

NET ASSETS CONSIST OF:
Paid in capital	$1,547,942,694
Distributions in excess of net investment income	(7,364,111)
Accumulated net realized loss on investments	(13,218,702)
Net unrealized depreciation on investments	(6,870,845)

Net assets	$1,520,489,036

A-CLASS:
Net assets	$357,764,821
Capital shares outstanding	13,343,826
Net asset value per share	$26.81

Maximum offering price per share
(Net asset value divided by 95.25%)	$28.15

C-CLASS:
Net assets	$248,358,592
Capital shares outstanding	9,270,392
Net asset value per share	$26.79

INSTITUTIONAL CLASS:
Net assets	$914,365,623
Capital shares outstanding	34,064,477
Net asset value per share	$26.84

STATEMENT OF OPERATIONS

Year Ended September 30, 2014

INVESTMENT INCOME:
Interest (net of foreign withholding tax of $8,991)	$56,343,833
Dividends from securities of unaffiliated issuers	4,773,730
Dividends from securities of affiliated issuers	615,129

Total investment income	61,732,692

EXPENSES:
Management fees	10,146,509
Transfer agent/maintenance fees:
A-Class	402,441
C-Class	147,242
Institutional Class	205,426
Distribution and service fees:
A-Class	918,839
C-Class	1,964,672
Fund accounting/administration fees:	1,083,036
Interest expense	751,757
Trustees’ fees*	100,229
Line of credit expense	95,241
Custodian fees	30,396
Tax expense	20
Miscellaneous	862,481

Total expenses	16,708,289
Less:
Expenses waived by Adviser	(1,378,478)
Expenses waived by Transfer Agent
A-Class	(99,091)
C-Class	(9,019)
Institutional Class	(205,443)

Total expenses waived	(1,692,031)

Net expenses	15,016,258

Net investment income	46,716,434

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	3,256,793
Swap agreements	2,708,845
Foreign currency	(412,320)
Forward foreign currency exchange contracts	3,489,884
Options purchased	(5,646,796)
Options written	937,231

Net realized gain	4,333,637

Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	20,820,521
Investments in affiliated issuers	709,125
Swap agreements	(6,499,398)
Options purchased	(2,331,031)
Options written	(23,812)
Foreign currency	(347,118)
Forward foreign currency exchange contracts	2,142,015

Net change in unrealized appreciation (depreciation)	14,470,302

Net realized and unrealized gain	18,803,939

Net increase in net assets resulting
from operations	$65,520,373

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

84 |	THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MACRO OPPORTUNITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2014	2013

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$46,716,434	$34,053,445
Net realized gain (loss) on investments	4,333,637	(4,447,248)
Net change in unrealized appreciation (depreciation) on investments	14,470,302	(26,368,248)

Net increase in net assets resulting from operations	65,520,373	3,237,949

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
A-Class	(17,086,055)	(12,522,539)
C-Class	(7,695,611)	(4,768,075)
Institutional Class	(28,337,889)	(17,291,805)
Net realized gains
A-Class	—	(501,652)
C-Class	—	(204,259)
Institutional Class	—	(603,940)
Return of capital
A-Class	(289,690)	—
C-Class	(132,073)	—
Institutional Class	(511,136)	—

Total distributions to shareholders	(54,052,454)	(35,892,270)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
A-Class	293,031,487	444,592,091
C-Class	122,101,340	180,978,622
Institutional Class	693,090,752	608,202,900
Value of proceeds of merger
A-Class	—	12,881,126
C-Class	—	6,546,846
Institutional Class	—	2,252,116
Distributions reinvested
A-Class	13,577,467	10,739,892
C-Class	6,480,901	4,399,264
Institutional Class	23,567,363	14,904,818
Cost of shares redeemed
A-Class	(289,559,280)	(204,778,201)
C-Class	(45,738,386)	(56,074,395)
Institutional Class	(222,136,368)	(299,893,193)

Net increase from capital share transactions	594,415,276	724,751,886

Net increase in net assets	605,883,195	692,097,565

NET ASSETS:
Beginning of year	914,605,841	222,508,276

End of year	$1,520,489,036	$914,605,841

Distributions in excess of net investment income at end of year	$(7,364,111)	$(416,937)

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	10,851,399	13,508,658 †
C-Class	4,522,005	5,550,606 †
Institutional Class	25,608,053	18,519,609 †
Shares issued from reinvestment of distributions
A-Class	503,489	391,935
C-Class	240,545	160,703
Institutional Class	872,812	544,723
Shares redeemed
A-Class	(10,733,837)	(4,309,477)
C-Class	(1,696,813)	(740,595)
Institutional Class	(8,236,308)	(7,262,144)

Net increase in shares	21,931,345	26,364,018

†	Includes 470,457 A-Class, 239,285 C-Class, and 82,164 Institutional Class shares issued in connection with Fund merger.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT	| 85

MACRO OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
A-Class	2014	2013	2012[a]

Per Share Data
Net asset value, beginning of period	$26.31	$26.53	$25.00

Income (loss) from investment operations:
Net investment income (loss)[b]	1.10	1.37	.99
Net gain (loss) on investments (realized and unrealized)	.69	(.04)	1.52

Total from investment operations	1.79	1.33	2.51

Less distributions from:
Net investment income	(1.27)	(1.43)	(.98)
Net realized gains	—	(.12)	—
Return of capital	(.02)	—	—

Total distributions	(1.29)	(1.55)	(.98)

Net asset value, end of period	$26.81	$26.31	$26.53

Total Return[e]	6.88%	5.01%	10.19%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$357,765	$334,751	$83,081

Ratios to average net assets:
Net investment income (loss)	4.08%	5.11%	4.61%
Total expenses[c]	1.51%	1.56%	1.61%
Net expenses[d,f]	1.36%	1.41%	1.37%

Portfolio turnover rate	54%	84%	46%

	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
C-Class	2014	2013	2012[a]

Per Share Data
Net asset value, beginning of period	$26.29	$26.51	$25.00

Income (loss) from investment operations:
Net investment income (loss)[b]	.90	1.17	.82
Net gain (loss) on investments (realized and unrealized)	.69	(.03)	1.53

Total from investment operations	1.59	1.14	2.35

Less distributions from:
Net investment income	(1.07)	(1.24)	(.84)
Net realized gains	—	(.12)	—
Return of capital	(.02)	—	—

Total distributions	(1.09)	(1.36)	(.84)

Net asset value, end of period	$26.79	$26.29	$26.51

Total Return[e]	6.10%	4.26%	9.54%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$248,359	$163,129	$32,711

Ratios to average net assets:
Net investment income (loss)	3.34%	4.36%	3.83%
Total expenses[c]	2.22%	2.29%	2.31%
Net expenses[d,f]	2.10%	2.15%	2.11%

Portfolio turnover rate	54%	84%	46%

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MACRO OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
Institutional Class	2014	2013	2012[a]

Per Share Data
Net asset value, beginning of period	$26.34	$26.56	$25.00

Income (loss) from investment operations:
Net investment income (loss)[b]	1.18	1.46	1.12
Net gain (loss) on investments (realized and unrealized)	.70	(.04)	1.47

Total from investment operations	1.88	1.42	2.59

Less distributions from:
Net investment income	(1.36)	(1.52)	(1.03)
Net realized gains	—	(.12)	—
Return of capital	(.02)	—	—

Total distributions	(1.38)	(1.64)	(1.03)

Net asset value, end of period	$26.84	$26.34	$26.56

Total Return[e]	7.23%	5.35%	10.55%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$914,366	$416,727	$106,716

Ratios to average net assets:
Net investment income (loss)	4.37%	5.43%	5.22%
Total expenses[c]	1.18%	1.23%	1.31%
Net expenses[d,f]	1.02%	1.09%	1.06%

Portfolio turnover rate	54%	84%	46%

[a]	Since commencement of operations: November 30, 2011. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Total return does not reflect the impact of any applicable sales charge and has not been annualized.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating expense ratios for the periods would be:

	09/30/14	09/30/13	09/30/12

A-Class	1.27%	1.29%	1.27%
C-Class	2.01%	2.02%	2.01%
Institutional Class	0.94%	0.96%	0.95%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2014

To Our Shareholders

Guggenheim Investments Municipal Income Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director; and James E. Pass, Senior Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the annual fiscal year ended September 30, 2014.

For the one-year period ended September 30, 2014 (the “Period”), the Guggenheim Municipal Income Fund (the “Fund”) returned 11.20%1, compared with the 7.93% return of the Barclays Municipal Bond Index, the Fund’s Benchmark. The return for the Barclays Municipal Long Bond Index, the previous benchmark, was 12.88%.

At the beginning of the Period, the municipal market had just emerged from a rough few months, as fears about rising interest rates, the end of quantitative easing and headlines about some troubled issuers contributed to tens of billions of dollars in mutual fund outflows and significant underperformance of the municipal market. That trend began to reverse in the fourth quarter of 2013, and carried through for the next 12 months, when the municipal sector was one of the best returning sectors in the fixed income market.

Despite some pockets of volatility, municipal bonds have generally benefited from the benign interest rate environment over the past 12 months and the slowly improving U.S. economy. Outperformance of the municipal market compared with other sectors of the fixed income market has led to some relatively richer valuations and strong mutual fund flows.

Municipals have rallied over the Period in response to the continuing positive credit picture of state and local governments, when viewed on the basis of tax receipts, unemployment and debt burdens. The pace of municipal bond redemptions also slowed to more historic levels, and municipal bonds’ attractive relative value helped renew demand.

The rise in municipal bond prices was helped by depressed supply of new bonds and increased redemptions of maturing bonds. New issuance through the third quarter of 2014 was about 10% below the same period last year, and the entire year’s supply could amount to only about $300 million—among the lowest totals of past few years. The trend in issuance is unlikely to reverse any time soon, given that many state and local governments have already taken advantage of the extended low interest rate environment to refinance existing debt, and the in the meantime have imposed austerity in new projects.

Demand is reflected by continued strong flows into tax-exempt mutual funds and ETFs, which exceeded $13 billion in 2014 through September. The high-yield sector and intermediate sector have been the main catalysts, as investors seek incremental yield or better relative value.

Negative headlines related to Puerto Rico, Detroit and some other issuers remain a concern, but the market seems to view these situations as isolated. The improving economy has been beneficial to the finances of most issuers. Default risk remains in the background for now, having declined steadily since peaking in 2009.

Helping Fund performance for the Period was renewed investor interest in credits believed to have been unfairly devalued in the mid-2013 bond market selloff. The Fund took advantage of opportunities during the last 12 months to add to its bonds in the A-rated category and bonds in the 10-15 year range, where the municipal/Treasury ratio periodically indicated attractive relative value. The overriding goal is to generate current income without increasing the risk profile of the Fund.

The Fund holds mostly revenue bonds, typically issued by utilities, transportation agencies, and health care providers, with the rest general obligation issues, which are issued by state and local governments. From a sector perspective, utility bonds are the Fund’s largest allocation, including power, water and sewer services, and transportation. School districts compose the second-largest sector. Michigan and California are the most heavily represented states in the Fund, accounting for about half of holdings.

The Fund benefited from rising prices of bonds backed by essential services, such as utilities, which represent secured claims backed by dedicated revenue streams, and certain story bonds, where the Fund has familiarity with the issuer and the situation behind the bonds in the search for value among distressed credits. The Fund opportunistically added some City of Detroit essential service bonds during the Period, which are secured by dedicated revenue streams and wrapped by an investment grade rated mono-line insurer.

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited) (concluded)	September 30, 2014

The Commonwealth of Puerto Rico introduced the Puerto Rico Public Corporation Debt Enforcement and Recovery Act earlier in 2014, which was perceived as negative for certain Puerto Rico revenue bond issuers. The intent of the legislation was to provide certain revenue bond issuers the ability to restructure their debt. The island’s general obligation bonds and sales-tax backed issues were excluded from the Act. The passage of this Act led the rating agencies to downgrade many Puerto Rican issuers, resulting in significant decreases in market value and a widening of their credits spreads. However, it also presented an opportunity to purchase Puerto Rico bonds that met the Fund’s relative value investment criteria at attractive prices, which we did on a selective basis.

Despite the outperformance for the Period, the team believes that current relative value opportunities continue to be limited, as technical conditions, such as modest supply and strong demand, have been enhanced by the improving national economy. This has supported the Fund’s focus on issues with coupons of 5% or greater.

The team’s outlook remains positive, although it looks to take profits when appropriate to be ready for a time when short term rates move up more sharply than long-term rates, a bear flattener scenario which could negatively affect sector performance.

Performance displayed represents past performance which is no guarantee of future results.

1 Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses, and, in the absence of such waivers, the performance quoted would be reduced.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2014

MUNICIPAL INCOME FUND

OBJECTIVE:  Seeks to provide current income with an emphasis on income exempt from federal income tax, while also considering capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Portfolio Composition by Quality Rating*

% of
Rating	Total Investments

Fixed Income Instruments
AA	60.4%
A	21.1%
BBB	11.7%
BB	2.0%
Other Instruments
Short Term Investments	4.8%

Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

Inception Dates:

A-Class	April 28, 2004
C-Class	January 13, 2012
Institutional Class	January 13, 2012

Ten Largest Holdings (% of Total Net Assets)

North Texas Tollway Authority Revenue Bonds	5.5%
City of Detroit Michigan Water
Supply System Revenue Revenue Bonds	5.1%
City of New York New York General
Obligation Unlimited	3.9%
City of Detroit Michigan General
Obligation Unlimited	3.9%
Michigan Finance Authority Revenue Bonds	3.8%
Tustin Unified School District General
Obligation Unlimited	3.7%
Arizona Health Facilities Authority
Revenue Bonds	3.4%
Hudson County Improvement
Authority Revenue Bonds	3.3%
Regents of the University of
California Medical Center Pooled
Revenue Revenue Bonds	3.2%
Guam Government Waterworks Authority
Revenue Bonds	2.6%

Top Ten Total	38.4%

“Ten Largest Holdings" exclude any temporary cash or derivative investments.

*	Source: Factset. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All rated securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Unrated securities do not necessarily indicate low credit quality. Security ratings are determined at the time of purchase and may change thereafter.

90 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	September 30, 2014

Cumulative Fund Performance*,**

Average Annual Returns*,**
Periods Ended September 30, 2014
	1 Year	5 Year	10 Year

A-Class Shares§	11.20%	7.65%	4.62%

A-Class Shares with sales charge†	5.90%	6.60%	4.11%

Barclays Municipal Long Bond Index	12.88%	5.98%	5.43%

Barclays Municipal Bond Index	7.93%	4.67%	4.72%

	1 Year	Since Inception (01/13/12)

C-Class Shares	10.28%	4.03%

C-Class Shares with CDSC‡	9.28%	4.03%

Institutional Class Shares	11.38%	5.05%

Barclays Municipal Long Bond Index	12.88%	5.17%

Barclays Municipal Bond Index	7.93%	3.62%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays Municipal Long Bond Index and the Barclays Municipal Bond Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.
**	Effective May 19, 2014, the Fund’s benchmark index changed to the Barclays Municipal Bond Index from the Barclays Municipal Long Bond Index. The benchmark index was changed in order to better represent the Fund’s investment strategies for comparison purposes. It also allows for greater investment flexibility, including the ability to shorten or extend the Fund’s average maturity and duration should conditions warrant, without greatly deviating from its benchmark.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
§	Effective January 13, 2012, the Fund acquired all of the assets and liabilities of the TS&W/Claymore Tax-Advantage Balanced Fund (“TYW”), a registered closed-end management investment company. The A-Class performance prior to that date reflects performance of TYW.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS	September 30, 2014
MUNICIPAL INCOME FUND

	SHARES	VALUE

SHORT TERM INVESTMENTS†- 4.7%
Fidelity Institutional Tax-Exempt Portfolio	2,443,260	$2,443,260

Total Short Term Investments
(Cost $2,443,260)		2,443,260

	FACE
	AMOUNT

MUNICIPAL BONDS†† - 93.5%

MICHIGAN - 27.5%
Michigan Finance Authority Revenue Bonds
5.00% due 07/01/31	$1,800,000	1,973,016
5.00% due 07/01/32	1,200,000	1,310,232
5.00% due 07/01/44	1,200,000	1,252,768
5.00% due 07/01/33	400,000	435,048
5.00% due 07/01/34	300,000	320,760
City of Detroit Michigan Water Supply
System Revenue Revenue Bonds
5.00% due 07/01/33	2,530,000	2,617,654
5.00% due 07/01/30	300,000	300,240
4.75% due 07/01/29	230,000	242,836
5.00% due 07/01/41	200,000	208,712
5.00% due 07/01/34	155,000	156,843
4.25% due 07/01/16	125,000	132,085
City of Detroit Michigan General
Obligation Unlimited
3.50% due 10/07/16[1]	2,000,000	1,997,580
Detroit City School District General
Obligation Unlimited
5.00% due 05/01/32	1,000,000	1,072,960
5.00% due 05/01/30	300,000	325,377
Detroit Wayne County Stadium
Authority Revenue Bonds
5.00% due 10/01/26	1,100,000	1,191,729
City of Detroit Michigan Sewage Disposal
System Revenue Revenue Bonds
5.00% due 07/01/15	500,000	516,805
5.00% due 07/01/24	155,000	155,124

Total Michigan		14,209,769

CALIFORNIA - 18.8%
Tustin Unified School District General
Obligation Unlimited
6.00% due 08/01/36	1,600,000	1,913,168
Oakland Unified School District/Alameda
County General Obligation Unlimited
5.50% due 08/01/32[2]	1,200,000	1,338,792
5.00% due 08/01/22[2]	300,000	335,703
Regents of the University of California Medical
Center Pooled Revenue Revenue Bonds
0.90% due 05/15/43[1]	2,000,000	1,636,160
Stockton Public Financing Authority
Revenue Bonds
6.25% due 10/01/38	1,000,000	1,175,320
6.25% due 10/01/40	250,000	293,415
Stockton Unified School District
General Obligation Unlimited
5.00% due 07/01/28[2]	500,000	570,550
5.00% due 01/01/29[2]	200,000	227,180
Southwestern Community College District
General Obligation Unlimited
0.00% due 08/01/41[3]	2,380,000	623,060
Los Angeles County Regional Financing
Authority Revenue Bonds
5.00% due 11/15/44	500,000	544,135
Inland Valley Development Agency
Tax Allocation
5.00% due 09/01/44	500,000	541,355
Santa Barbara Secondary High School
District General Obligation Unlimited
0.00% due 08/01/40[3]	1,060,000	332,999
Culver Redevelopment Agency
Tax Allocation
0.00% due 11/01/23[3]	195,000	135,681

Total California		9,667,518

TEXAS - 8.0%
North Texas Tollway Authority
Revenue Bonds
5.75% due 01/01/40	2,500,000	2,824,949
0.83% due 01/01/50[1]	1,000,000	999,980
New Hope Cultural Education
Facilities Corp. Revenue Bonds
5.00% due 04/01/46	250,000	269,590

Total Texas		4,094,519

ILLINOIS - 7.4%
Will County Township High School
District No. 204 Joliet General
Obligation Limited
6.25% due 01/01/31	1,000,000	1,184,790
Southern Illinois University
Revenue Bonds
5.00% due 04/01/32	1,000,000	1,097,320
Chicago Park District General
Obligation Limited
5.00% due 01/01/36	1,000,000	1,083,960
University of Illinois Revenue Bonds
6.00% due 10/01/29	200,000	235,452
City of Chicago Illinois General
Obligation Unlimited
5.00% due 01/01/24	100,000	100,730
5.00% due 01/01/23	70,000	74,619
5.00% due 01/01/22	55,000	56,960

Total Illinois		3,833,831

NEW JERSEY - 5.2%
Hudson County Improvement Authority
Revenue Bonds
6.00% due 01/01/40	1,500,000	1,720,245
New Jersey State Turnpike Authority
Revenue Bonds
0.67% due 01/01/24[1]	1,000,000	1,001,010

Total New Jersey		2,721,255

NEW YORK - 4.9%
City of New York New York General
Obligation Unlimited
0.02% due 08/01/20[1]	2,000,000	2,000,000

92 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2014
MUNICIPAL INCOME FUND

	FACE
	AMOUNT	VALUE

Metropolitan Transportation Authority
Revenue Bonds
0.71% due 11/01/32[1]	$500,000	$501,365

Total New York		2,501,365

ARIZONA - 3.4%
Arizona Health Facilities Authority
Revenue Bonds
0.97% due 01/01/37[1]	2,000,000	1,773,640

GUAM - 2.6%
Guam Government Waterworks
Authority Revenue Bonds
5.00% due 07/01/35	1,250,000	1,357,413

MASSACHUSETTS - 2.3%
Massachusetts Development Finance
Agency Revenue Bonds
6.88% due 01/01/41	1,000,000	1,182,450

WEST VIRGINIA - 2.2%
West Virginia Higher Education Policy
Commission Revenue Bonds
5.00% due 04/01/29	1,000,000	1,144,310

WASHINGTON - 2.0%
Greater Wenatchee Regional Events
Center Public Facilities Dist
Revenue Bonds
5.00% due 09/01/27[2]	500,000	527,385
5.25% due 09/01/32[2]	500,000	518,660

Total Washington		1,046,045

PENNSYLVANIA - 2.0%
Pennsylvania Turnpike Commission
Revenue Bonds
1.30% due 12/01/20[1]	500,000	512,320
1.01% due 12/01/21[1]	500,000	501,650

Total Pennsylvania		1,013,970

IOWA - 1.9%
Iowa Finance Authority Revenue Bonds
0.02% due 02/15/35[1]	1,000,000	1,000,000

PUERTO RICO - 1.9%
Puerto Rico Electric Power Authority
Revenue Bonds
5.00% due 07/01/23	200,000	202,032
5.00% due 07/01/24	190,000	191,199
Puerto Rico Municipal Finance Agency
General Obligation Unlimited
5.00% due 08/01/27	350,000	335,878
Commonwealth of Puerto Rico General
Obligation Unlimited
5.13% due 07/01/30	200,000	199,982

Total Puerto Rico		929,091

MISSISSIPPI - 1.6%
Mississippi Development Bank Revenue Bonds
6.50% due 10/01/31	500,000	572,735
6.25% due 10/01/26	230,000	265,356

Total Mississippi		838,091

INDIANA - 1.0%
County of Knox Indiana Revenue Bonds
5.00% due 04/01/27	470,000	508,592

FLORIDA - 0.4%
Miami-Dade County Health Facilities
Authority Revenue Bonds
5.00% due 08/01/24	200,000	230,488

KENTUCKY - 0.4%
City of Owensboro Kentucky Electric
Light & Power System Revenue
Revenue Bonds
5.00% due 01/01/26	200,000	217,876

Total Municipal Bonds
(Cost $46,053,071)		48,270,223

Total Investments - 98.2%
(Cost $48,496,331)		$50,713,483

Other Assets & Liabilities, net - 1.8%		908,881

Total Net Assets - 100.0%		$51,622,364

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Variable rate security. Rate indicated is rate effective at September 30, 2014.
[2]	Illiquid security.
[3]	Zero coupon rate security.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 93

MUNICIPAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2014

ASSETS:
Investments, at value
(cost $48,496,331)	$50,713,483
Prepaid expenses	18,751
Cash	12
Receivables:
Fund shares sold	592,000
Interest	461,489
Investment adviser	5,803

Total assets	51,791,538

LIABILITIES
Payable for:
Distributions to shareholders	52,277
Fund shares redeemed	41,657
Direct shareholders expense	28,037
Distribution and service fees	9,841
Fund accounting/administration fees	4,043
Trustees’ fees*	4,015
Transfer agent/maintenance fees	2,435
Miscellaneous	26,869

Total liabilities	169,174

NET ASSETS	$51,622,364

NET ASSETS CONSIST OF:
Paid in capital	$77,814,238
Undistributed net investment income	—
Accumulated net realized loss on investments	(28,409,026)
Net unrealized appreciation on investments	2,217,152

Net assets	$51,622,364

A-CLASS:
Net assets	$44,090,048
Capital shares outstanding	3,525,454
Net asset value per share	$12.51

Maximum offering price per share
(Net asset value divided by 95.25%)	$13.13

C-CLASS:
Net assets	$1,081,594
Capital shares outstanding	86,523
Net asset value per share	$12.50

INSTITUTIONAL CLASS:
Net assets	$6,450,722
Capital shares outstanding	515,569
Net asset value per share	$12.51

STATEMENT OF OPERATIONS

Year Ended September 30, 2014

INVESTMENT INCOME:
Interest	$2,068,421

Total investment income	2,068,421

EXPENSES:
Management fees	270,177
Transfer agent/maintenance fees:
A-Class	61,200
C-Class	1,643
Institutional Class	4,456
Distribution and service fees:
A-Class	115,805
C-Class	9,240
Fund accounting/administration fees	51,333
Registration fees	50,665
Trustees’ fees*	8,432
Line of credit expense	5,569
Custodian fees	4,211
Tax expense	1
Miscellaneous	97,808

Total expenses	680,540
Less:
Expenses waived by Adviser	(242,274)

Net expenses	438,266

Net investment income	1,630,155

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	597,388

Net realized gain	597,388

Net change in unrealized appreciation (depreciation) on:
Investments	3,446,106

Net change in unrealized appreciation (depreciation)	3,446,106

Net realized and unrealized gain	4,043,494

Net increase in net assets resulting
from operations	$5,673,649

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

94 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

.

MUNICIPAL INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2014	2013

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,630,155	$2,227,579
Net realized gain on investments	597,388	745,503
Net change in unrealized appreciation (depreciation) on investments	3,446,106	(6,505,597)

Net increase (decrease) in net assets resulting from operations	5,673,649	(3,532,515)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
A-Class	(1,390,241)	(2,041,962)
C-Class	(20,717)	(48,584)
Institutional Class	(219,197)	(137,034)

Total distributions to shareholders	(1,630,155)	(2,227,580)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
A-Class	7,402,924	4,925,340
C-Class	333,716	1,778,562
Institutional Class	5,038,833	7,258,077
Distributions reinvested
A-Class	803,386	1,250,808
C-Class	13,179	38,482
Institutional Class	101,486	50,050
Cost of shares redeemed
A-Class	(18,029,547)	(28,310,051)
C-Class	(826,566)	(1,263,296)
Institutional Class	(5,559,429)	(1,502,777)

Net decrease from capital share transactions	(10,722,018)	(15,774,805)

Net decrease in net assets	(6,678,524)	(21,534,900)

NET ASSETS:
Beginning of year	58,300,888	79,835,788

End of year	$51,622,364	$58,300,888

Undistributed net investment income at end of year	$—	$—

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	621,507	388,242
C-Class	27,623	139,985
Institutional Class	423,863	582,166
Shares issued from reinvestment of distributions
A-Class	67,225	101,493
C-Class	1,099	3,135
Institutional Class	8,465	4,176
Shares redeemed
A-Class	(1,515,958)	(2,302,372)
C-Class	(71,141)	(107,647)
Institutional Class	(463,637)	(122,904)

Net decrease in shares	(900,954)	(1,313,726)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 95

MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	December 31,	December 31,	December 31,
A-Class†	2014	2013	2012*	2011	2010	2009

Per Share Data
Net asset value, beginning of period	$11.59	$12.59	$$11.82	$11.54	$11.01	$8.47

Income (loss) from investment operations:
Net investment income (loss)[a]	.36	.38	.26	.64	.71	.75
Distributions to preferred shareholders from:
Net investment income	—	—	(.01)	(.10)	(.10)	(.11)
Net gain (loss) on investments (realized and unrealized)	.92	(1.00)	.78	.54	.68	2.69

Total from investment operations	1.28	(.62)	1.03	1.08	1.29	3.33

Less distributions from:
Net investment income	(.36)	(.38)	(.26)	(.80)	(.76)	(.79)

Total distributions	(.36)	(.38)	(.26)	(.80)	(.76)	(.79)

Net asset value, end of period	$12.51	$11.59	$12.59	$11.82	$11.54	$11.01

Total Return[d]	11.20%	(5.09%)	8.91%	9.64%	12.03%	41.34%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$44,090	$50,463	$77,609	$182,150	$177,868	$169,674

Ratios to average net assets:
Net investment income (loss)	3.00%	3.04%	2.78%	4.60%	5.37%	6.73%
Total expenses	1.29%	1.14%	1.15%	2.09%	1.80%	1.94%
Net expenses[b,e]	0.83%	0.82%	0.87%	2.09%	1.80%	1.94%

Portfolio turnover rate	173%	91%	121%	104%	156%	151%

	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
C-Class	2014	2013	2012[c]

Per Share Data
Net asset value, beginning of period	$11.59	$12.58	$11.98

Income (loss) from investment operations:
Net investment income (loss)[a]	.27	.28	.20
Net gain (loss) on investments (realized and unrealized)	.91	(.98)	.62

Total from investment operations	1.18	(.70)	.82

Less distributions from:
Net investment income	(.27)	(.29)	(.22)

Total distributions	(.27)	(.29)	(.22)

Net asset value, end of period	$12.50	$11.59	$12.58

Total Return[d]	10.28%	(5.70%)	7.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,082	$1,495	$1,176

Ratios to average net assets:
Net investment income (loss)	2.24%	2.30%	2.36%
Total expenses	2.08%	1.93%	1.94%
Net expenses[b,e]	1.58%	1.57%	1.55%

Portfolio turnover rate	173%	91%	121%

96 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
Institutional Class	2014	2013	2012 [c]

Per Share Data
Net asset value, beginning of period	$11.60	$12.59	$11.98

Income (loss) from investment operations:
Net investment income (loss)[a]	.39	.40	.29
Net gain (loss) on investments (realized and unrealized)	.91	(.98)	62

Total from investment operations	1.30	(.58)	91

Less distributions from:
Net investment income	(.39)	(.41)	(.30)

Total distributions	(.39)	(.41)	(.30)

Net asset value, end of period	$12.51	$11.60	$12.59

Total Return[4]	11.38%	(4.76%)	7.76%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,451	$6,343	$1,051

Ratios to average net assets:
Net investment income (loss)	3.23%	3.35%	3.37%
Total expenses	0.97%	0.93%	0.86%
Net expenses[b,e]	0.97%	0.93%	0.86%

Portfolio turnover rate	173%	91%	121%

†	Effective January 13, 2012, the Fund acquired all of the assets and liabilities of the TS&W/Claymore Tax-Advantage Balanced Fund (“TYW”), a registered closed-end management investment company. The A-Class financial highlights for the periods prior to that date reflect performance of TYW.
*	Prior to January 13, 2012, the Fund’s fiscal year end was December 31. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net expense information reflects the expense ratios after expense waivers.
[c]	Since commencement of operations: January 13, 2012. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[d]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating expense ratio for the year would be:

09/30/14

A-Class	0.80%
C-Class	1.54%
Institutional Class	0.55%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 97

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2014

To Our Shareholders

Guggenheim Total Return Bond Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director; Jeffrey B. Abrams, Senior Managing Director and Portfolio Manager; and James W. Michal, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2014.

For the one-year period ended September 30, 2014 (the “Period”), the Guggenheim Total Return Bond Fund returned 8.34%1, compared with the 3.96% return of its benchmark, the Barclays U.S. Aggregate Bond Index.

The Fund seeks to provide total return, comprised of current income and capital appreciation. The Fund pursues its investment objective by investing at least 80% of its assets in debt securities. The Fund may hold fixed income securities of any quality, rated or unrated, including those that are rated below investment grade, or if unrated, determined to be of comparable quality (also known as “high yield securities” or “junk bonds”). However, the Fund may not invest more than 33 1/3% of its assets in fixed-income securities that are below investment grade. The Fund may hold securities of any duration or maturity.

As the Period began, monetary accommodation by the Fed was propelling asset prices higher, while positive economic momentum was pushing interest rates higher. By the end of December 2013, the 10-year U.S. Treasury yield reached its highest point over the prior 2½ years at 3%, a level that was not revisited for the remainder of the Period.

Credit-spread and risk assets continued to find investor favor through 2014, even though severe winter weather produced volatility and mixed economic data. Additional liquidity from central banks outside the U.S. supported foreign capital flows into U.S. assets, which, along with the search for yield among U.S. investors, was positive for fixed income. But just as the market appeared to be growing complacent in the third quarter of 2014, leveraged credit had its first correction in a year, as mutual fund investors withdrew from the sector amid concerns about frothy valuations and talk of credit bubble. Volatility spread across risk assets, including equities.

The events that drove spread widening in the third quarter showed that investors are becoming increasingly reactive to factors outside of the fundamentals that underscore a generally positive outlook on credit. Even though U.S. economic data was mixed in September, it was strong year to date, and the improving health of the U.S. economy and low interest rates underscored our expectation that spreads can compress further. Volatility is likely to continue, but as the economy improves, brief periods of spread widening could present buying opportunities.

The Fund mainly invests asset-backed securities (ABS), investment grade corporate bonds and non-agency residential mortgage-backed securities (RMBS). It has positions in high yield corporate bonds, municipal bonds, bank loans, preferred securities, among other holdings.

Investment grade corporate bonds weathered interest rate volatility in the fourth quarter of 2013, but low dealer inventory and heavy demand for most of the Period supported continued spread compression. The Barclays U.S. Corporate Investment Grade Index rose by 6.77% for the Period. The credit spread on investment grade corporate bonds tightened by 29 basis points, and yields declined to 3.10% at the end of September 2014. Volatility in the third quarter also impacted issuance, but it still reached $647 billion through the three quarters of 2014.

High yield corporate bonds and bank loans posted their fifth consecutive year of positive returns in 2013 and strong performance continued through the first half of 2014. As upside potential declined in the leveraged credit space, the Fund rotated into higher quality credits. With the onset of a leveraged credit sell-off in the third quarter, the Fund was able to add exposure back to many of the names it had sold several months before.

98 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited) (concluded)	September 30, 2014

The ABS and non-agency RMBS sectors contributed positively for the Period. The BofA/ML ABS Master BBB-AA Index gained 3.36% for the 12-month period as its spread tightened 48 basis points to 133 basis points. Credit performance across the commercial ABS and collateralized loan obligation (CLO) sectors remained strong given benign credit conditions and improving collateral valuations across the U.S. economy. 2014 issuance is well ahead of 2013’s pace and likely to break 2012’s post-crisis peak. New ABS issuance was diversified across all classes, with auto and credit card new issues remaining strong. Consumer ABS performance has been solid despite concern surrounding student loans and subprime auto lending. JPMorgan Research indicates the gradual improvement in the household balance sheet will continue to support credit performance of Consumer ABS. Year-to-date ABS issuance has now surpassed $94 billion, the all time annual record set in 2007. Housing activity has been uneven, as price appreciation has been slowing and sales remain below the post-crisis peak in 2013. With the economic outlook mostly positive and central banks maintaining accommodation, the backdrop for ABS and RMBS remains constructive. Amidst these positive fundamentals, the CLO market raised $93 billion through three quarters of 2014, already exceeding 2013’s full-year volume.

Much of the Fund’s outperformance stemmed from credit spread compression and the gradual decline in the benchmark 10-year U.S. Treasury yield. Positive returns have largely been driven by the Fund’s investments in asset backed securities as spreads continued to normalize across various subsectors including collateralized loan obligations, commercial real estate collateralized debt obligations (CDOs), and aircraft lease securitizations. Detractors from Fund performance included a few higher-duration assets such as fixed-rate corporate bonds and preferred debt in late 2013 when rates were rising.

The Fund maintains low interest rate duration, particularly at the front end of the yield curve, and thus has largely avoided losses due to a flattening curve. Concentration of the Fund’s credit investments in relatively short-maturity high yield bonds and loans has muted the impact of recent turmoil of risk assets, and the Fund continues to use periods of weakness in those sectors to add attractive assets.

Performance displayed represents past performance which is no guarantee of future results.

1 Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses, and, in the absence of such waivers, the performance quoted would be reduced.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 99

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2014

TOTAL RETURN BOND FUND

OBJECTIVE:   Seeks to provide total return, comprised of current income and capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Portfolio Composition by Quality Rating*

% of
Rating	Total Investments

Fixed Income Instruments
AAA	3.2%
AA	16.9%
A	18.3%
BBB	30.1%
BB	8.2%
B	6.9%
CCC	9.4%
Other	2.4%
Other Instruments
Short Term Investments	2.2%
Preferred Stocks	1.9%
Mutual Funds	0.5%

Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

Inception Dates:

A-Class	November 30, 2011
C-Class	November 30, 2011
Institutional Class	November 30, 2011

Ten Largest Holdings (% of Total Net Assets)

State of Illinois General Obligation Unlimited	1.4%
Luminent Mortgage Trust 2006-2 — Class A1A	1.3%
LSTAR Securities Investment Trust 2014-1	1.1%
ACAs CLO Ltd. — Class BR	1.0%
City of Detroit Michigan General Obligation Unlimited	1.0%
American Home Mortgage Investment Trust 2006-1 — Class 12A1	1.0%
Yamana Gold, Inc.	1.0%
CKE Restaurant Holdings, Inc. — Class A2	1.0%
Bank of America Corp.	0.9%
Teachers Insurance & Annuity Association of America	0.9%

Top Ten Total	10.6%

“Ten Largest Holdings" exclude any temporary cash or derivative investments.

* Source: Factset. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All rated securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Unrated securities do not necessarily indicate low credit quality. Security ratings are determined at the time of purchase and may change thereafter.

100 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	September 30, 2014

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended September 30, 2014

		Since Inception
	1 Year	(11/30/11)

A-Class Shares	8.34%	7.61%

A-Class Shares with sales charge†	3.21%	5.78%

C-Class Shares	7.58%	6.83%

C-Class Shares with CDSC‡	6.58%	6.83%

Institutional Class Shares	8.74%	7.99%

Barclays U.S. Aggregate Bond Index	3.96%	2.57%

* The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
† Fund returns are calculated using the maximum sales charge of 4.75%.
‡ Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS	September 30, 2014

TOTAL RETURN BOND FUND

	SHARES	VALUE

PREFERRED STOCKS†† - 2.0%
Aspen Insurance Holdings Ltd.
5.95%†,1,2	94,000	$2,347,180
Morgan Stanley
6.38%*,†,1,2	48,000	1,203,360
7.13%†,1,2	16,000	430,560
Goldman Sachs Group, Inc.
5.50%†,1,2	52,100	1,237,375
Seaspan Corp.
6.38% due 04/30/19†	44,000	1,125,960
Wells Fargo & Co.
5.85%†,1,2	30,000	768,900
AgriBank FCB
6.88%†,1,2	2,500	267,031
City National Corp.
6.75%†,1,2	8,000	222,800
GSC Partners CDO Fund Limited /
GSC Partners CDO Fund Corp.
due 11/20/16*,1,3,10	1,325	7,738
WhiteHorse II Ltd.
due 06/15/17*,1,3,10	450,000	4,500

Total Preferred Stocks
(Cost $7,500,570)		7,615,404

MUTUAL FUNDS† - 0.5%
Guggenheim Limited Duration Fund -
Institutional Class[4]	82,519	2,059,674

Total Mutual Funds
(Cost $2,065,364)		2,059,674

SHORT TERM INVESTMENTS† - 2.3%
Federated U.S. Treasury Cash Reserve Fund	8,786,526	8,786,526

Total Short Term Investments
(Cost $8,786,526)		8,786,526

	FACE
	AMOUNT

ASSET BACKED SECURITIES†† - 41.5%
ACAs CLO Ltd. 2014-1AR
2.55% due 09/20/23[1,3]	$4,000,000	4,003,201
MWAM CBO 2001-1 Ltd.
3.08% due 01/30/31[1,3]	2,116,982	1,969,640
14.09% due 01/30/31[3]	1,630,728	1,773,091
CKE Restaurant Holdings, Inc.2013-1A
4.47% due 03/20/43[3]	3,660,738	3,694,673
Rockwall CDO II Ltd. 2007-1A
0.79% due 08/01/24[1,3]	2,100,000	1,872,150
0.49% due 08/01/24[1,3]	1,740,241	1,665,584
Cent CLO 16, LP 2014-16AR
2.74% due 08/01/24[1,3]	1,750,000	1,745,800
3.74% due 08/01/24[1,3]	1,750,000	1,741,250
Madison Park Funding VIII Ltd. 2014-8AR
3.03% due 04/22/22[1,3]	2,000,000	1,989,200
2.43% due 04/22/22[1,3]	1,500,000	1,494,000
Fortress Credit Opportunities V CLO Ltd.2014-5A
3.78% due 10/15/26[1,3]	1,750,000	1,716,400
2.88% due 10/15/26[1,3]	1,500,000	1,484,250
CIFC Funding 2007-I Ltd.
1.73% due 05/10/21[1,3]	3,250,000	3,091,400
Copper River CLO Ltd. 2007-1A
due 01/20/21[1,3,10]	1,500,000	1,645,500
0.63% due 01/20/21[1,3]	1,000,000	960,300
1.03% due 01/20/21[1,3]	500,000	468,350
GSAA Trust 2005-10
0.80% due 06/25/35[1]	3,312,000	3,062,119
Rockwall CDO Ltd. 2006-1A
0.74% due 08/01/21[1,3]	2,900,000	2,761,960
0.89% due 08/01/21[1,3]	200,000	184,100
KKR Financial CLO 2007-1 Ltd.
2.48% due 05/15/21[1,3]	2,900,000	2,843,740
RAIT CRE CDO I Ltd. 2006-1X
0.48% due 11/20/46	3,125,362	2,808,450
Castlelake Aircraft Securitization Trust 2014-1
5.25% due 02/15/29	2,230,525	2,239,001
7.50% due 02/15/29	446,105	446,640
N-Star Real Estate CDO IX Ltd.
0.47% due 02/01/41[7]	2,663,736	2,555,322
Emerald Aviation Finance Ltd. 2013-1
4.65% due 10/15/38[3]	1,979,687	2,004,434
6.35% due 10/15/38[3,5]	424,219	430,794
CIT Mortgage Loan Trust 2007-1
1.60% due 10/25/37[1,3]	2,600,000	2,415,522
CCR Incorporated MT100 Payment
Rights Master Trust 2010-CX
0.60% due 07/10/17†††,1	1,383,713	1,346,629
4.75% due 07/10/22[3]	950,000	934,453
St. James River CLO Ltd. 2007-1A
2.53% due 06/11/21[1,3]	2,250,000	2,175,075
Great Lakes CLO 2012-1 Ltd.
4.33% due 01/15/23[1,3]	1,250,000	1,260,750
due 01/15/23[3,10]	1,000,000	858,500
Telos CLO Ltd. 2013-3A
3.23% due 01/17/24[1,3]	2,000,000	1,968,000
ALM VII R Ltd. 2013-7RA
2.83% due 04/24/24[1,3]	2,000,000	1,958,400
TICP CLO I Ltd. 2014-1A
3.23% due 04/26/26[1,3]	2,000,000	1,954,600
Greywolf CLO III Ltd. 2014-1A
3.08% due 04/22/26[1,3]	2,000,000	1,954,200
Duane Street CLO IV Ltd. 2007-4A
2.48% due 11/14/21[1,3]	2,000,000	1,934,400
Newstar Trust 2012-2A
4.48% due 01/20/23[1,3]	1,000,000	1,000,000
3.48% due 01/20/23[1,3]	750,000	751,650
Westchester CLO Ltd. 2007-1A
0.68% due 08/01/22[1,3]	1,850,000	1,697,560
Race Point V CLO Ltd. 2014-5AR
3.08% due 12/15/22[1,3]	1,100,000	1,095,160
3.98% due 12/15/22[1,3]	500,000	498,850
Gramercy Park CLO Ltd. 2014-1AR
3.18% due 07/17/23[1,3]	1,600,000	1,591,840
NewStar Arlington Senior Loan Program LLC 2014-1A
4.76% due 07/25/25[3]	700,000	695,520
2.83% due 07/25/25[1,3]	500,000	495,800
3.53% due 07/25/25[1,3]	400,000	389,760
Halcyon Loan Advisors Funding 2012-2 Ltd.
3.08% due 12/20/24[1,3]	1,000,000	976,200
4.73% due 12/20/24[1,3]	600,000	602,280

102 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2014

TOTAL RETURN BOND FUND

	FACE
	AMOUNT	VALUE

UCFC Manufactured Housing Contract 1997-2
7.38% due 10/15/28	$1,440,325	$1,569,527
Gramercy Real Estate CDO 2007-1 Ltd.
0.51% due 08/15/56[1,3]	1,738,049	1,531,743
Steele Creek CLO 2014-1 Ltd.
2.48% due 08/21/26[1,3]	1,300,000	1,273,220
3.43% due 08/21/26[1,3]	250,000	244,325
ALM XIV Ltd. 2014-14A
3.18% due 07/28/26[1,3]	750,000	738,225
2.33% due 07/28/26[1,3]	500,000	490,900
3.68% due 07/28/26[1,3]	300,000	283,140
Miramax LLC 2014-1A
3.34% due 07/20/26[3]	1,500,000	1,495,272
ACA CLO 2007-1 Ltd.
1.18% due 06/15/22[1,3]	1,575,000	1,487,273
MCF CLO I LLC 2013-1A
3.78% due 04/20/23[1,3]	1,500,000	1,483,950
Octagon Investment Partners XIX Ltd. 2014-1A
3.08% due 04/15/26[1,3]	1,500,000	1,466,400
Turbine Engines Securitization Ltd. 2013-1A
5.13% due 12/13/48[3]	1,446,824	1,461,293
OCP CLO 2014-6 Ltd.
2.31% due 07/17/26[1,3]	1,500,000	1,460,400
ING Investment Management CLO IV Ltd. 2007-4A
2.43% due 06/14/22[1,3]	1,500,000	1,428,000
NYLIM Flatiron CLO 2006-1 Ltd.
1.70% due 08/08/20[1,3]	1,500,000	1,424,550
ARES XXVI CLO Ltd. 2013-1A
due 04/15/25[3,10]	1,850,000	1,396,195
Willis Engine Securitization Trust II 2012-A
5.50% due 09/15/37[3,6]	1,372,519	1,375,950
Structured Asset Investment Loan Trust 2005-2
0.89% due 03/25/35[1]	1,373,500	1,267,055
Structured Asset Securities Corporation
Mortgage Loan Trust 2006-OPT1
0.41% due 04/25/36[1]	1,400,000	1,260,293
N-Star REL CDO VIII Ltd. 2006-8A
0.51% due 02/01/41[1,3]	1,400,000	1,259,300
Dryden XXIII Senior Loan Fund 2014-23RA
3.18% due 07/17/23[1,3]	1,250,000	1,243,500
COA Summit CLO Limited 2014-1
3.04% due 04/20/23[1,3]	1,250,000	1,240,125
GSAA Home Equity Trust 2006-18
6.00% due 11/25/36[5]	1,749,770	1,237,450
T2 Income Fund CLO Ltd. 2007-1A
1.73% due 07/15/19[1,3]	1,250,000	1,220,000
Garanti Diversified Payment Rights
Finance Co. 2007-A
0.42% due 07/09/17[1]	1,248,000	1,209,062
Venture XIV CLO Ltd. 2013-14A
2.99% due 08/28/25[1,3]	1,250,000	1,208,875
Babson CLO Limited 2014-I
due 07/20/25[3,10]	1,300,000	1,183,260
Marathon CLO II Ltd. 2005-2A
2.03% due 12/20/19[1,3]	1,000,000	983,800
due 12/20/19[3,10]	250,000	130,800
Drug Royalty II Limited Partnership 2 2014-1
3.08% due 07/15/23[1,3]	1,078,957	1,085,894
Salus CLO 2012-1 Ltd.
5.73% due 03/05/21[1,3]	750,000	776,475
3.98% due 03/05/21[1,3]	300,000	299,340
Apidos CDO III Ltd. 2006-3A
1.98% due 06/12/20[1,3]	1,100,000	1,066,670
Telos CLO 2007-2 Ltd.
2.43% due 04/15/22[1,3]	1,100,000	1,049,290
Centerline REIT, Inc. 2004-RR3
4.76% due 09/21/45[1,3]	1,028,608	1,042,432
Fortress Credit Opportunities III CLO, LP 2014-3A
2.73% due 04/28/26[1,3]	650,000	638,235
3.48% due 04/28/26[1,3]	400,000	397,280
Highland Park CDO I Ltd. 2006-1A
0.56% due 11/25/51[1,3]	1,058,424	1,009,313
Global Leveraged Capital Credit Opportunity
Fund 2006-1A
1.23% due 12/20/18[1,3]	1,036,000	1,001,294
Ares XXIII CLO Ltd. 2014-1AR
3.43% due 04/19/23[1,3]	1,000,000	1,000,000
Gallatin CLO VII 2014-1 Ltd.
3.06% due 07/15/23[1,3]	1,000,000	994,800
Ivy Hill Middle Market Credit Fund VII Ltd.2013-7A
3.68% due 10/20/25[1,3]	1,000,000	991,700
Flagship CLO VI 2007-1A
2.63% due 06/10/21[1,3]	1,000,000	968,900
San Gabriel CLO Ltd. 2007-1A
2.48% due 09/10/21[1,3]	1,000,000	954,200
Lime Street CLO Corp. 2007-1A
2.73% due 06/20/21[1,3]	1,000,000	945,600
WhiteHorse IV Ltd. 2007-4A
1.68% due 01/17/20[1,3]	1,000,000	939,200
Churchill Financial Cayman Ltd. 2007-1A
2.83% due 07/10/19[1,3]	1,000,000	937,700
Icon Brand Holdings LLC 2013-1A
4.35% due 01/25/43[3]	921,542	917,487
Keuka Park CLO Limited 2013-1
due 10/21/24[3,10]	1,000,000	855,000
Finn Square CLO Ltd. 2012-1A
due 12/24/23[3,10]	1,000,000	842,000
Acis CLO 2013-1 Ltd.
3.18% due 04/18/24[1,3]	800,000	784,240
Golub Capital Partners CLO 10 Ltd. 2014-10AR
3.18% due 10/20/21[1,3]	750,000	746,250
CIFC Funding 2012-I Ltd.
3.31% due 08/14/24[1,3]	750,000	746,175
ARES XII CLO Ltd. 2007-12A
3.48% due 11/25/20[1,3]	750,000	744,675
Carlyle Global Market Strategies CLO 2012-2 Ltd.
4.13% due 07/20/23[1,3]	750,000	744,150
Central Park CLO Ltd. 2011-1A
3.43% due 07/23/22[1,3]	750,000	739,650
GSAMP Trust 2005-HE6
0.59% due 11/25/35[1]	800,000	736,602
Venture X CLO Ltd. 2013-12A
3.09% due 02/28/24[1,3]	750,000	735,225
Grayson CLO Ltd. 2006-1A
0.65% due 11/01/21[1,3]	750,000	695,025
Newstar Commercial Loan Funding 2013-1 LLC
4.78% due 09/20/23[1,3]	700,000	687,330
GreenPoint Mortgage Funding Trust 2005-HE4
0.86% due 07/25/30[1]	700,000	655,313
Saxon Asset Securities Trust 2005-4
0.59% due 11/25/37[1]	750,000	647,891

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 103

SCHEDULE OF INVESTMENTS (continued)	September 30, 2014

TOTAL RETURN BOND FUND

	FACE
	AMOUNT	VALUE

Black Diamond CLO 2012-1 Ltd.
3.49% due 02/01/23[1,3]	$650,000	$645,255
West Coast Funding Ltd. 2006-1A
0.38% due 11/02/41[1,3]	648,469	636,472
Lehman XS Trust 2007-9
0.27% due 06/25/37[1]	704,281	635,540
Blade Engine Securitization Ltd. 2006-1A
1.15% due 09/15/41[1]	825,522	619,142
Anchorage Capital CLO 4 Ltd. 2014-4A
2.44% due 07/28/26[1,3]	600,000	586,500
Babcock & Brown Air Funding I Ltd. 2007-1A
0.45% due 11/14/33[1,3]	687,878	584,697
GSAA Home Equity Trust 2007-7
0.42% due 07/25/37[1]	688,645	584,219
Ares XXV CLO Ltd. 2013-3A
due 01/17/24[3,10]	750,000	573,750
New Century Home Equity Loan Trust 2005-1
0.87% due 03/25/35[1]	599,138	532,900
GoldenTree Credit Opportunities 2012-1
Financing Ltd.
4.23% due 09/15/24[1,3]	500,000	501,150
Ivy Hill Middle Market Credit Fund Ltd. 2011-3A
6.23% due 01/15/22[1,3]	250,000	251,050
6.73% due 01/15/22[1,3]	250,000	250,000
DIVCORE CLO Ltd. 2013-1A B
4.05% due 11/15/32	500,000	500,300
Apidos CDO IX 2012-9A
3.98% due 07/15/23[1,3]	500,000	500,000
Cerberus Offshore Levered I, LP 2012-1A
6.23% due 11/30/18[1,3]	250,000	250,050
4.98% due 11/30/18[1,3]	250,000	249,925
Newstar Commercial Loan Funding 2014-1 LLC
3.92% due 04/20/25[1,3]	500,000	497,250
KKR CLO Trust 2012-1A
3.53% due 12/15/24[1,3]	500,000	496,450
Golub Capital Partners CLO 18 Ltd. 2014-18A
3.73% due 04/25/26[1,3]	500,000	496,350
Garrison Funding 2013-2 Ltd.
3.63% due 09/25/23[1,3]	500,000	495,200
OZLM Funding V Ltd. 2013-5A
3.23% due 01/17/26[1,3]	500,000	494,250
CIFC Funding 2014 Ltd.
3.03% due 04/18/25[1,3]	500,000	486,550
MC Funding Limited / MC Funding 2006-1 LLC
1.18% due 12/20/20[1,3]	500,000	482,250
TCW Global Project Fund III Ltd. 2005-1A
0.88% due 09/01/17†††,1,3	500,000	481,300
ColumbusNova CLO Limited 2007-1A
1.58% due 05/16/19[1,3]	500,000	480,700
AMMC CLO XIV Ltd. 2014-14A
3.15% due 07/27/26[1,3]	500,000	480,500
Gleneagles CLO Ltd. 2005-1A
1.14% due 11/01/17[1,3]	500,000	479,700
Golub Capital Partners Fundings Ltd. 2007-1A
0.98% due 03/15/22[1,3]	500,000	478,600
ICE EM CLO 2007-1A
0.93% due 08/15/22[1,3]	500,000	475,950
NewStar Commercial Loan Trust 2007-1
1.53% due 09/30/22[1,3]	500,000	472,850
Westwood CDO I Ltd. 2007-1A
0.90% due 03/25/21[1,3]	500,000	464,050
Golub Capital Partners CLO 17 Ltd. 2013-17A
4.06% due 10/25/25[1,3]	400,000	398,600
Northwind Holdings LLC 2007-1A
1.01% due 12/01/37[1,3]	435,207	396,038
ALM VII R-2 Ltd. 2013-7R2A
2.83% due 04/24/24[1,3]	400,000	392,720
Acis CLO 2013-2 Ltd.
3.44% due 10/14/22[1,3]	375,000	375,188
OFSI Fund Ltd. 2006-1A
1.08% due 09/20/19[1,3]	370,000	357,198
TICC CLO 2012-1 LLC
4.98% due 08/25/23[1,3]	350,000	351,575
Covenant Credit Partners CLO I Ltd.
3.15% due 07/20/26[1,3]	350,000	340,375
Airplanes Pass Through Trust 2001-1A
0.70% due 03/15/19[1]	779,254	336,053
Aerco Ltd. 2000-2A
0.61% due 07/15/25[1]	619,576	334,571
Great Lakes CLO 2014-1 Ltd.
3.93% due 04/15/25[1,3]	250,000	248,625
TICP CLO II Ltd. 2014-2A
3.23% due 07/20/26[1,3]	250,000	244,700
Carlyle Global Market Strategies CLO 2012-3 Ltd.
due 10/04/24[3,10]	250,000	233,225
Eastland CLO Ltd. 2007-1A
0.64% due 05/01/22[1,3]	250,000	232,925
Drug Royalty Limited Partnership 1 2012-1
5.48% due 07/15/24[1,3]	145,128	149,855
First Franklin Mortgage Loan Trust 2006-FF1
0.49% due 01/25/36[1]	150,000	131,884
Atlas Air 1999-1 Class A-1 Pass Through Trust
7.20% due 01/02/19[7]	77,989	81,693
Vega Containervessel plc 2006-1A
5.56% due 02/10/21[3]	82,494	81,157
Raspro Trust 2005-1A
0.63% due 03/23/24[1,3]	71,080	69,836
Structured Asset Receivables Trust Series 2005-1
0.73% due 01/21/15[1,3]	64,468	62,135
BlackRock Senior Income Series Corp.
due 09/15/16[10]	500,000	50

Total Asset Backed Securities
(Cost $159,231,177)		160,617,020

BONDS†† - 28.3%

FINANCIAL - 17.0%
EPR Properties
5.75% due 08/15/22	2,680,000	2,934,169
5.25% due 07/15/23[6]	2,250,000	2,365,542
JPMorgan Chase & Co.
5.00%[1,2]	3,350,000	3,265,579
5.15%[1,2]	2,125,000	2,024,063
Teachers Insurance & Annuity
Association of America
4.90% due 09/15/44[3]	3,400,000	3,465,018
4.38% due 09/15/54[1,3]	1,300,000	1,311,089
Bank of America Corp.
5.13%[1,2]	3,650,000	3,531,374
6.25%[1,2]	600,000	596,062

104 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2014

TOTAL RETURN BOND FUND

		FACE
		AMOUNT	VALUE

Fifth Third Bancorp
4.90%[1,2]		$2,000,000	$1,957,200
5.10%[1,2]		1,840,000	1,734,200
General Motors Financial Company, Inc.
2.63% due 07/10/17[6]		3,375,000	3,390,312
Icahn Enterprises, LP / Icahn
Enterprises Finance Corp.
6.00% due 08/01/20		3,100,000	3,185,250
HSBC Holdings plc
5.63%[1,2]		2,200,000	2,184,600
6.38%[1,2]		800,000	799,000
Wintrust Financial Corp.
5.00% due 06/13/24		2,700,000	2,803,310
Assured Guaranty US Holdings, Inc.
5.00% due 07/01/24[6]		2,600,000	2,627,188
Itau Unibanco Holding S.A./Cayman Island
5.13% due 05/13/23[3,6]		2,650,000	2,590,375
Susquehanna Bancshares, Inc.
5.38% due 08/15/22		2,300,000	2,389,054
Nordea Bank AB
6.13%[1,2,3]		1,300,000	1,274,000
5.50%[1,2,3]		1,000,000	982,500
AmTrust Financial Services, Inc.
6.13% due 08/15/23		2,000,000	2,081,260
Customers Bank
6.13% due 06/26/29[1,3]		2,000,000	2,017,500
Kennedy-Wilson, Inc.
8.75% due 04/01/19		1,850,000	1,965,625
Corporation Financiera de Desarrollo S.A.
5.25% due 07/15/29[1,3]		1,650,000	1,672,688
ACC Group Housing LLC
6.35% due 07/15/54†††,3		625,000	645,438
3.50% due 07/15/18†††,3		625,000	634,125
Cadence Bank North America
6.25% due 06/28/29[1,11]		1,200,000	1,221,000
Citigroup, Inc.
5.35%[1,2]		750,000	701,250
6.30%[1,2]		375,000	370,350
Pacific Northwest Communities LLC
5.91% due 06/15/50[3]		1,000,000	1,037,590
Atlantic Marine Corporations Communities LLC
5.43% due 12/01/50[3]		1,071,003	1,032,801
Wilton Re Finance LLC
5.88% due 03/30/33[1,3]		925,000	962,000
Ironshore Holdings US, Inc.
8.50% due 05/15/20[3]		720,000	865,784
Schahin II Finance Company SPV Ltd.
5.88% due 09/25/22[3,6]		809,400	766,906
Royal Bank of Scotland Group plc
5.13% due 05/28/24		700,000	687,793
Skyway Concession Company LLC
0.61% due 06/30/26[1,3]		750,000	600,000
Tri-Command Military Housing LLC
5.38% due 02/15/48[3]		565,714	504,159
CIC Receivables Master Trust
4.89% due 10/07/21†††		500,000	500,500
QBE Capital Funding III Ltd.
7.25% due 05/24/41[1,3]		368,000	401,120
Credit Suisse Group AG
6.25%[1,2,3]		300,000	290,250
Allstate Corp.
5.75% due 08/15/53[1]		250,000	266,250
Cadence Financial Corp.
4.88% due 06/28/19[11]		250,000	251,250
Icahn Enterprises Limited Partnership /
Icahn Enterprises Finance Corp.
3.50% due 03/15/17		200,000	198,000
Jackson National Life Insurance Co.
8.15% due 03/15/27[3]		125,000	161,328
National Life Insurance Co.
10.50% due 09/15/39[3]		100,000	151,953
MetLife Capital Trust IV
7.88% due 12/15/37[3]		115,000	147,200
Scottrade Financial Services, Inc.
6.13% due 07/11/21[3]		125,000	130,015
Prosight Global Inc.
7.50% due 11/26/20†††,7		100,000	102,520
LCP Dakota Fund
10.00% due 08/17/15[7]		28,800	28,800

Total Financial			65,805,340

CONSUMER, CYCLICAL - 2.8%
United Airlines 2014-2 Class B Pass
Through Trust
4.63% due 09/03/22		2,875,000	2,824,687
HP Communities LLC
5.12% due 03/15/22[3]		1,590,866	1,668,038
5.62% due 09/15/32[3]		1,000,000	1,000,840
Suburban Propane Partners Limited
Partnership/Suburban Energy Finance Corp.
7.38% due 08/01/21		1,618,000	1,715,080
Northern Group Housing LLC
6.80% due 08/15/53[3]		1,200,000	1,344,180
GRD Holdings III Corp.
10.75% due 06/01/19[3]		825,000	909,563
QVC, Inc.
7.38% due 10/15/20[3]		650,000	692,449
Continental Airlines 2012-2 Class B Pass
Through Trust
5.50% due 10/29/20		285,330	301,024
Continental Airlines 2012-1 Class B Pass
Through Trust
6.25% due 04/11/20		269,594	287,118

Total Consumer, Cyclical			10,742,979

INDUSTRIAL - 2.2%
Princess Juliana International Airport
Operating Company N.V.
5.50% due 12/20/27[3]		2,993,111	2,993,110
Quality Distribution LLC / QD Capital Corp.
9.88% due 11/01/18		2,500,000	2,625,000
Dynagas LNG Partners Limited Partnership /
Dynagas Finance, Inc.
6.25% due 10/30/19		1,000,000	1,000,000
Chicago Bridge & Iron Co.
5.15% due 12/27/22†††,7		750,000	771,900
Xefin Lux SCA
3.91% due 06/01/19[1,3]	EUR	450,000	564,099
SBM Baleia Azul Sarl
5.50% due 09/15/27†††,7		459,700	466,550

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 105

SCHEDULE OF INVESTMENTS (continued)	September 30, 2014
TOTAL RETURN BOND FUND

	FACE
	AMOUNT	VALUE

Marquette Transportation Company LLC /
Marquette Transportation Finance Corp.
10.88% due 01/15/17	$120,000	$125,700

Total Industrial		8,546,359

BASIC MATERIALS - 2.1%
Yamana Gold, Inc.
4.95% due 07/15/24	3,750,000	3,733,001
AngloGold Ashanti Holdings plc
5.13% due 08/01/22	2,225,000	2,146,593
Newcrest Finance Pty Ltd.
4.20% due 10/01/22[3]	850,000	780,440
4.45% due 11/15/21[3,6]	625,000	600,695
TPC Group, Inc.
8.75% due 12/15/20[3]	745,000	791,563

Total Basic Materials		8,052,292

ENERGY - 1.6%
Regency Energy Partners, LP /
Regency Energy Finance Corp.
8.38% due 06/01/19	2,610,000	2,766,599
California Resources Corp.
5.00% due 01/15/20	2,000,000	2,030,000
Crestwood Midstream Partners, LP /
Crestwood Midstream Finance Corp.
7.75% due 04/01/19	925,000	968,938
Odebrecht Drilling Norbe VIII/IX Ltd.
6.35% due 06/30/21[3]	196,875	202,584
Bill Barrett Corp.
7.63% due 10/01/19	125,000	129,063

Total Energy		6,097,184

DIVERSIFIED - 1.0%
Opal Acquisition, Inc.
8.88% due 12/15/21[3]	2,000,000	2,065,000
Leucadia National Corp.
5.50% due 10/18/23	1,500,000	1,567,547
Harbinger Group, Inc.
7.88% due 07/15/19	200,000	213,000

Total Diversified		3,845,547

GOVERNMENT - 0.6%
U.S. Treasury Bonds
0.00% due 05/15/44[9]	5,225,000	1,944,123
El Salvador Government International Bond
6.38% due 01/18/27[3,6]	300,000	300,000
Government of the Cayman Islands
5.95% due 11/24/19[3]	125,000	143,750
Commonwealth of the Bahamas
6.95% due 11/20/29[3]	110,000	123,750

Total Government		2,511,623

OTHER - 0.4%
Northwoods Capital Ltd.
1.78% due 10/22/21	1,500,000	1,477,200

CONSUMER, NON-CYCLICAL - 0.3%
Bumble Bee Holdings, Inc.
9.00% due 12/15/17[3]	924,000	967,890

MATERIALS - 0.2%
Reynolds Group Issuer Incorporated /
Reynolds Group Issuer LLC /
Reynolds Group Issuer Lu
7.13% due 04/15/19	800,000	829,000

COMMUNICATIONS - 0.1%
Avaya, Inc.
7.00% due 04/01/19[3]	550,000	533,500

Total Bonds
(Cost $109,216,732)		109,408,914

COLLATERALIZED MORTGAGE OBLIGATIONS - 10.0%
Luminent Mortgage Trust 2006-2
0.35% due 02/25/46[1]	6,646,916	4,927,885
LSTAR Securities Investment Trust 2014-1
3.25% due 09/01/21[1,11]	4,400,000	4,400,000
American Home Mortgage Investment
Trust 2006-1
0.35% due 03/25/46[1]	4,663,549	3,958,355
American Home Mortgage Assets Trust 2007-1
0.82% due 02/25/47[1]	4,967,084	3,132,790
Hana Small Business Lending Loan Trust 2014-2014
3.06% due 01/25/40[1,3]	2,647,547	2,589,301
CSMC Series 2014-ICE
2.30% due 04/15/27[1,3]	2,500,000	2,503,968
Alternative Loan Trust 2003-18CB
5.25% due 09/25/33	2,029,300	2,108,912
WaMu Mortgage Pass-Through Certificates
Series 2006-AR11 Trust
1.04% due 09/25/46[1]	2,725,170	2,086,118
CSMC Series 2014-6R
0.33% due 09/27/36[1,3]	1,519,011	1,440,952
BBCMS Trust 2013-TYSN
3.71% due 09/05/32[3]	1,500,000	1,430,904
HarborView Mortgage Loan Trust 2006-12
0.34% due 01/19/38[1]	1,558,495	1,330,304
Washington Mutual Mortgage Pass-Through
Certificates WMALT Series 2006-8 Trust
4.90% due 10/25/36	885,589	675,801
5.76% due 10/25/36	649,247	461,507
Washington Mutual Mortgage Pass-Through
Certificates WMALT Series 2006-AR9 Trust
0.96% due 11/25/46[1]	1,480,217	1,049,863
Resource Capital Corp.
2.65% due 04/15/32	1,000,000	1,000,000
Chase Mortgage Finance Trust Series 2006-S3
6.00% due 11/25/36	1,121,756	962,190
Wells Fargo Alternative Loan 2007-PA3 Trust
6.25% due 07/25/37	986,443	899,124
Sequoia Mortgage Trust 2013-5
2.50% due 05/25/43[1,3]	883,723	824,658
GreenPoint Mortgage Funding Trust
Series 2007-AR1
0.23% due 02/25/47[1]	628,738	582,209
Residential Asset Securitization Trust 2006-A12
6.25% due 11/25/36	736,081	555,514
Morgan Stanley Re-REMIC Trust 2010-R5
0.54% due 06/26/36[1,3]	671,157	499,448

106 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30 , 2014
TOTAL RETURN BOND FUND

	FACE
	AMOUNT	VALUE

Structured Asset Mortgage Investments II
Trust 2006-AR1
0.38% due 02/25/36[1]	$563,331	$482,139
Nomura Resecuritization Trust 2012-1R
0.59% due 08/27/47[1,3]	517,230	478,438
Alliance Bancorp Trust 2007-OA1
0.39% due 07/25/37[1]	425,029	293,643

Total Collateralized Mortgage Obligations
(cost $38,667,194)		38,674,023

MUNICIPAL BONDS†† - 7.7%
ILLINOIS - 2.3%
State of Illinois General Obligation Unlimited
5.65% due 12/01/38	5,350,000	5,564,962
6.63% due 02/01/35	500,000	546,880
County of Cook Illinois
General Obligation Unlimited
6.23% due 11/15/34	1,900,000	2,143,979
City of Chicago Illinois
General Obligation Unlimited
6.31% due 01/01/44	300,000	306,093
5.00% due 01/01/27	200,000	212,574
0.00% due 01/01/30[9]	310,000	149,535

Total Illinois		8,924,023

PUERTO RICO - 1.7%
Puerto Rico Highways & Transportation
Authority Revenue Bonds
5.25% due 07/01/35	1,250,000	1,242,200
4.95% due 07/01/26	850,000	847,136
5.50% due 07/01/28	800,000	838,544
5.00% due 07/01/29	765,000	761,925
Commonwealth of Puerto Rico
General Obligation Unlimited
5.00% due 07/01/31	1,500,000	1,499,880
5.13% due 07/01/30	1,035,000	1,035,021
Puerto Rico Municipal Finance
Agency General Obligation Unlimited
5.00% due 08/01/27	550,000	536,740

Total Puerto Rico		6,761,446

CALIFORNIA - 1.2%
Cypress School District
General Obligation Unlimited
0.00% due 08/01/40[9]	9,145,000	2,897,501
Stockton Unified School District
General Obligation Unlimited
0.00% due 08/01/36[9]	1,950,000	790,433
0.00% due 08/01/35[9]	1,265,000	538,814
Inland Valley Development
Agency Tax Allocation
5.50% due 03/01/33	400,000	413,624
County of Sacramento
California Revenue Bonds
7.25% due 08/01/25	180,000	203,089

Total California		4,843,461

MICHIGAN - 1.2%
City of Detroit Michigan
General Obligation Unlimited
3.50% due 10/07/16[1]	4,000,000	4,000,000
Detroit City School District
General Obligation Unlimited
7.75% due 05/01/39	500,000	625,155
City of Detroit Michigan Water Supply
System Revenue Revenue Bonds
5.00% due 07/01/30	50,000	50,020

Total Michigan		4,675,175

FLORIDA - 0.6%
County of Miami-Dade Florida Revenue Bonds
0.00% due 10/01/42	10,000,000	2,435,199

ALABAMA - 0.7%
County of Jefferson Alabama
Sewer Revenue Revenue Bonds
0.00% due 10/01/36[9]	2,350,000	664,674
0.00% due 10/01/34[9]	1,800,000	585,108
0.00% due 10/01/35[9]	1,375,000	416,928
0.00% due 10/01/31[9]	725,000	296,300
0.00% due 10/01/32[9]	720,000	271,922

Total Alabama		2,234,932

Total Municipal Bonds
(Cost $28,862,846)		29,874,236

MORTGAGE BACKED SECURITIES†† - 5.4%
Hilton USA Trust 2013-HLT
5.61% due 11/05/18[1,3]	3,000,000	3,046,512
4.41% due 11/05/30[3]	1,750,000	1,784,153
COMM 2014-KYO Mortgage Trust
2.50% due 06/11/27[1,3]	3,000,000	3,000,990
JP Morgan Chase Commercial Mortgage
Securities Trust 2014-FL5
2.25% due 07/15/31[1,3]	3,000,000	3,000,000
Boca Hotel Portfolio Trust 2013-BOCA
3.20% due 08/15/26[1,3]	1,700,000	1,701,346
BB-UBS Trust 2012-SHOW
4.16% due 11/05/36[1,3]	1,500,000	1,412,583
SRERS Funding Ltd. 2011-RS
0.40% due 05/09/46[1,3]	1,403,232	1,336,578
Capmark Military Housing Trust 2007-AETC
5.75% due 02/10/52[3]	1,123,488	1,133,937
Structured Asset Securities Corporation
Mortgage Loan Trust 2006-BC6
0.32% due 01/25/37[1]	1,250,000	1,040,799
GMAC Commercial Mortgage Asset
Corp. 2003-PRES
6.24% due 10/10/41†††,3	966,737	947,112
T2 Income Fund CLO Ltd. 2007-1X
1.73% due 07/15/19	925,000	902,800
Motel 6 Trust 2012-MTL6
3.78% due 10/05/25[3]	750,000	750,623

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 107

SCHEDULE OF INVESTMENTS (continued)	September 30, 2014
TOTAL RETURN BOND FUND

		FACE
		AMOUNT	VALUE

LSTAR Commercial Mortgage Trust 2014-2
5.30% due 01/20/41[1,3]		$500,000	$499,588
BAMLL-DB Trust 2012-OSI
5.81% due 04/13/29[3]		200,000	212,091

Total Mortgage Backed Securities
(Cost $20,082,023)			20,769,112

SENIOR FLOATING RATE INTERESTS††,1,8 - 5.3%
CONSUMER, CYCLICAL - 1.0%
Burger King Corp.
4.50% due 09/24/21		1,500,000	1,488,329
ServiceMaster Co.
4.25% due 07/01/21		700,000	688,737
Neiman Marcus Group, Inc.
4.25% due 10/25/20		597,000	585,973
Fleetpride Corp.
5.25% due 11/19/19		440,629	435,672
1-800 Contacts, Inc.
4.25% due 01/29/21		298,500	294,023
Compucom Systems, Inc.
4.25% due 05/07/20		300,000	287,250
Capital Automotive LP
6.00% due 04/30/20		140,000	141,400
Navistar, Inc.
5.75% due 08/17/17		62,500	62,578
Container Store, Inc.
4.25% due 04/06/19		35,706	34,992

Total Consumer, Cyclical			4,018,954

TECHNOLOGY - 0.9%
Avago Technologies Ltd.
3.75% due 05/06/21		2,144,625	2,123,458
EIG Investors Corp.
5.00% due 11/09/19		638,674	636,279
Evergreen Skill
5.75% due 04/28/21		350,000	343,147
Deltek, Inc.
4.50% due 10/10/18		216,891	215,156
Aspect Software, Inc.
7.25% due 05/07/16		16,320	16,274

Total Technology			3,334,314

CONSUMER, NON-CYCLICAL - 0.8%
Hanesbrands, Inc.
3.50% due 07/29/21	EUR	1,300,000	1,649,124
Albertson’s (Safeway) Holdings LLC
5.50% due 08/25/21		900,000	895,122
Grocery Outlet, Inc.
6.50% due 12/17/18		295,091	294,171
Arctic Glacier Holdings, Inc.
5.00% due 05/10/19		121,472	119,650
Performance Food Group
6.25% due 11/14/19		99,246	98,874

Total Consumer, Non-cyclical			3,056,941

INDUSTRIAL - 0.7%
Rise Ltd.
4.74% due 02/12/39		1,156,250	1,172,206
Brickman Group Holdings, Inc.
4.00% due 12/18/20		498,747	487,316
AABS Ltd.
4.87% due 01/15/38		447,917	455,173
Sabre, Inc.
4.00% due 02/19/19		371,707	366,366
CPM Acquisition Corp.
6.25% due 08/29/17		169,736	169,312
10.25% due 03/01/18		70,000	70,700
Thermasys Corp.
5.25% due 05/03/19		96,875	96,310

Total Industrial			2,817,383

COMMUNICATIONS - 0.7%
Proquest LLC
5.25% due 09/24/21		1,000,000	997,080
Avaya, Inc.
7.75% due 10/26/17		976,429	929,590
Interactive Data Corp.
4.75% due 05/02/21		400,000	397,624
Light Tower Fiber LLC
4.00% due 04/13/20		395,000	387,677

Total Communications			2,711,971

FINANCIAL - 0.8%
Corporate Capital Trust
4.00% due 05/20/19		995,000	995,000
HSBC Holdings
due 03/30/20[12]		850,000	824,500
Nuveen Investments, Inc.
4.16% due 05/13/17		750,000	747,720
National Financial Partners Corp.
4.50% due 07/01/20		396,001	392,041
American Stock Transfer & Trust
5.75% due 06/26/20		241,624	239,913
First Data Corp.
3.65% due 03/23/18		20,000	19,594

Total Financial			3,218,768

BASIC MATERIALS - 0.4%
Fortescue Metals Group Ltd.
3.75% due 06/30/19		1,392,965	1,362,278

Total Senior Floating Rate Interests
(Cost $20,687,631)			20,520,609

Total Investments - 103.0%
(Cost $395,100,063)			$398,325,518

Other Assets & Liabilities, net - (3.0)%			(11,744,842)

Total Net Assets - 100.0%			$386,580,676

108 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30 , 2014
TOTAL RETURN BOND FUND

CENTRALLY CLEARED INTEREST RATE SWAP††

Counterparty	Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ Depreciation

Merrill Lynch	Pay	3-Month USD-LIBOR	3.89%	09/09/43	$2,750,000	$395,175	$395,175
Merrill Lynch	Pay	3-Month USD-LIBOR	3.68%	08/29/43	2,000,000	209,200	209,200
Merrill Lynch	Pay	3-Month USD-LIBOR	3.65%	09/26/43	900,000	86,310	86,310
Merrill Lynch	Pay	3-Month USD-LIBOR	1.70%	08/29/18	8,200,000	29,520	29,520
Merrill Lynch	Pay	3-Month USD-LIBOR	1.59%	09/26/18	12,650,000	(34,155)	(34,155)

							$686,050

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS ††

					Value at	Net Unrealized
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	September 30, 2014	Appreciation

BNY Mellon	460,000	EUR	10/07/14	$ 604,878	$ 581,069	$ 23,809

						$ 23,809

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Variable rate security. Rate indicated is rate effective at September 30, 2014.
[2]	Perpetual maturity.
[3]
Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $210,279,623 (cost $209,285,287), or 54.4% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

[4]	Affiliated issuer.
[5]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is rate effective at September 30, 2014.
[6]	Security or a portion thereof is held as collateral for reverse repurchase agreements — See Note 13.
[7]	Illiquid security.
[8]	The face amount is denominated in U.S. Dollars unless otherwise noted.
[9]	Zero coupon rate security.
[10]	Residual interest.
[11]	Security is a 144A or Section 4(a)(2) security. These securities are considered illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or section 4(a)(2) securities is $5,872,250 (cost $5,850,000), or 1.5% of total net assets — See Note 16.
[12]	Security with no rate was unsettled at September 30, 2014.
plc—Public Limited Company REIT—Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 109

TOTAL RETURN BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2014

ASSETS:
Investments in unaffiliated issuers, at value
(cost $393,034,699)	$396,265,844
Investments in affiliated issuers, at value
(cost $2,065,364)	2,059,674

Total investments
(cost $395,100,063)	398,325,518
Cash	7,755,775
Unrealized appreciation on swap agreements	720,205
Segregated cash with broker	680,047
Prepaid expenses	35,523
Unrealized appreciation on forward foreign currency exchange contracts	23,809
Receivables:
Fund shares sold	10,046,179
Interest	2,408,561
Securities sold	919,720
Dividends	50,941

Total assets	420,966,278

LIABILITIES:
Reverse Repurchase Agreements	13,936,733
Segregated cash from broker	649,811
Unrealized depreciation on swap agreements	34,155
Payable for:
Securities purchased	18,733,837
Fund shares redeemed	645,153
Distributions to shareholders	170,185
Management fees	76,397
Distribution and service fees	38,000
Fund accounting/administration fees	27,637
Transfer agent/maintenance fees	9,942
Trustees’ fees*	650
Miscellaneous	63,102

Total liabilities	34,385,602

NET ASSETS	$386,580,676

NET ASSETS CONSIST OF:
Paid in capital	$384,416,001
Distributions in excess of net investment income	(2,009,658)
Accumulated net realized gain on investments	204,426
Net unrealized appreciation on investments	3,969,907

Net assets	$386,580,676

A-CLASS:
Net assets	$90,805,309
Capital shares outstanding	3,370,748
Net asset value per share	$26.94

Maximum offering price per share
(Net asset value divided by 95.25%)	$28.28

C-CLASS:
Net assets	$25,107,478
Capital shares outstanding	932,101
Net asset value per share	$26.94

INSTITUTIONAL CLASS:
Net assets	$270,667,889
Capital shares outstanding	10,037,187
Net asset value per share	$26.97

STATEMENT OF OPERATIONS

September 30, 2014

INVESTMENT INCOME:
Interest	$10,105,810
Dividends from securities of unaffiliated issuers	554,991
Dividends from securities of affiliated issuers	71,160

Total investment income	10,731,961

EXPENSES:
Management fees	1,142,031
Transfer agent/maintenance fees:
A-Class	127,738
C-Class	19,372
Institutional Class	46,892
Distribution and service fees:
A-Class	201,823
C-Class	175,171
Fund accounting/administration fees	216,983
Interest expense	139,414
Trustees’ fees*	19,368
Line of credit expense	19,233
Custodian fees	8,693
Tax expense	4
Miscellaneous	235,722

Total expenses	2,352,444
Less:
Expenses waived by Adviser	(475,341)
Expenses waived by Transfer Agent
A-Class	(35,045)
C-Class	(3,921)
Institutional Class	(46,895)

Total expenses waived	(561,202)

Net expenses	1,791,242

Net investment income	8,940,719

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,306,874
Investments in affiliated issuers	(5,804)
Swap agreements	571,419
Foreign currency	2,256
Forward foreign currency exchange contracts	22,111
Options purchased	(309,380)
Options written	69,860

Net realized gain	1,657,336

Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	5,875,280
Investments in affiliated issuers	(5,690)
Swap agreements	417,439
Foreign currency	101,237
Forward foreign currency exchange contracts	23,809

Net change in unrealized appreciation (depreciation)	6,412,075

Net realized and unrealized gain	8,069,411

Net increase in net assets resulting from operations	$17,010,130

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

110 | THE GUGGENHEIM FUNDS ANNUAL REPORT

TOTAL RETURN BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2014	2013

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$8,940,719	$7,630,397
Net realized gain on investments	1,657,336	(827,535)
Net change in unrealized appreciation (depreciation) on investments	6,412,075	(4,499,916)

Net increase in net assets resulting from operations	17,010,130	2,302,946

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
A-Class	(4,018,032)	(4,198,859)
C-Class	(745,825)	(480,541)
Institutional Class	(6,681,315)	(3,074,263)
Net realized gains
A-Class	—	(123,764)
C-Class	—	(14,771)
Institutional Class	—	(95,407)

Total distributions to shareholders	(11,445,172)	(7,987,605)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
A-Class	73,424,986	137,427,154
C-Class	12,451,028	16,018,870
Institutional Class	248,033,503	85,915,365
Distributions reinvested
A-Class	3,570,349	3,973,854
C-Class	648,333	466,640
Institutional Class	5,534,525	2,862,381
Cost of shares redeemed
A-Class	(62,746,577)	(93,839,214)
C-Class	(4,094,381)	(6,970,535)
Institutional Class	(64,105,887)	(53,732,302

Net increase from capital share transactions	212,715,879	92,122,213

Net increase in net assets	218,280,837	86,437,554

NET ASSETS:
Beginning of year	168,299,839	81,862,285

End of year	$386,580,676	$168,299,839

Distributions in excess of net investment income at end of year	$(2,009,658)	$(130,502)

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	2,741,493	5,090,896
C-Class	463,711	592,730
Institutional Class	9,217,148	3,206,663
Shares issued from reinvestment of distributions
A-Class	133,810	148,154
C-Class	24,313	17,425
Institutional Class	206,692	106,608
Shares redeemed
A-Class	(2,345,333)	(3,555,975)
C-Class	(154,292)	(261,112)
Institutional Class	(2,377,106)	(2,002,250)

Net increase in shares	7,910,436	3,343,139

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 111

TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
A-Class	2014	2013	2012 [a]

Per Share Data
Net asset value, beginning of period	$26.16	$26.51	$25.00

Income (loss) from investment operations:
Net investment income (loss)[b]	1.01	1.20	1.08
Net gain (loss) on investments (realized and unrealized)	1.13	(.28)	1.35

Total from investment operations	2.14	.92	2.43

Less distributions from:
Net investment income	(1.36)	(1.23)	(.92)
Net realized gains	—	(.04)	—

Total distributions	(1.36)	(1.27)	(.92)

Net asset value, end of period	$26.94	$26.16	$26.51

Total Return[e]	8.34%	3.53%	9.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$90,805	$74,328	$30,689

Ratios to average net assets:
Net investment income (loss)	3.80%	4.47%	5.10%
Total expenses[c]	1.19%	1.27%	1.51%
Net expenses[d,f]	0.94%	0.98%	0.85%

Portfolio turnover rate	52%	94%	69%

	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
C-Class	2014	2013	2012 [a]

Per Share Data
Net asset value, beginning of period	$26.16	$26.50	$25.00

Income (loss) from investment operations:
Net investment income (loss)[b]	.82	.99	.94
Net gain (loss) on investments (realized and unrealized)	1.12	(.27)	1.32

Total from investment operations	1.94	.72	2.26

Less distributions from:
Net investment income	(1.16)	(1.02)	(.76)
Net realized gains	—	(.04)	—

Total distributions	(1.16)	(1.06)	(.76)

Net asset value, end of period	$26.94	$26.16	$26.50

Total Return[e]	7.58%	2.77%	9.09%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,107	$15,654	$6,607

Ratios to average net assets:
Net investment income (loss)	3.10%	3.70%	4.38%
Total expenses[c]	1.90%	2.07%	2.26%
Net expenses[d,f]	1.66%	1.77%	1.63%

Portfolio turnover rate	52%	94%	69%

112 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
Institutional Class	2014	2013	2012 [a]

Per Share Data
Net asset value, beginning of period	$26.19	$26.54	$25.00

Income (loss) from investment operations:
Net investment income (loss)[b]	1.09	1.28	1.06
Net gain (loss) on investments (realized and unrealized)	1.14	(.27)	1.44

Total from investment operations	2.23	1.01	2.50

Less distributions from:
Net investment income	(1.45)	(1.32)	(.96)
Net realized gains	—	(.04)	—

Total distributions	(1.45)	(1.36)	(.96)

Net asset value, end of period	$26.97	$26.19	$26.54

Total Return[e]	8.74%	3.88%	10.09%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$270,668	$78,318	$44,566

Ratios to average net assets:
Net investment income (loss)	4.09%	4.78%	4.91%
Total expenses[c]	0.81%	0.89%	0.99%
Net expenses[d,f]	0.57%	0.64%	0.52%

Portfolio turnover rate	52%	94%	69%

[a]	Since commencement of operations: November 30, 2011. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating expense ratios for the periods would be:

	09/30/14	09/30/13	09/30/12

A-Class	0.86%	0.86%	0.82%
C-Class	1.58%	1.64%	1.59%
Institutional Class	0.50%	0.52%	0.50%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 113

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as a non-diversified, open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of four separate classes of shares, A-Class shares, B-Class shares, C-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%, except for Limited Duration Fund which will not exceed 2.25%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. B-Class shares were offered without a front-end sales charge, but were subject to a CDSC of up to 5% for five years and convert to A-Class shares after eight years. Effective January 4, 2010, subscriptions for B-Class shares are no longer accepted. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. Institutional Class shares are offered without a front-end sales charge or a CDSC.

As of January 1, 2012, A-Class, C-Class and Institutional Class shares of High Yield Fund are subject to a 2% redemption fee when shares are redeemed or exchanged within 90 days of purchase.

At September 30, 2014, the Trust consisted of eighteen Funds. This report covers the Floating Rate Strategies Fund, High Yield Fund, Investment Grade Bond Fund, Limited Duration Fund, Macro Opportunities Fund, Municipal Income Fund and Total Return Bond Fund (the “Funds”).

The Funds were previously series (the “Predecessor Funds”) of Security Income Fund, a different registered open-end investment company, which was organized as a Kansas corporation. In January 2014, at a special meeting of shareholders, the shareholders of the Predecessor Funds approved the reorganization of the Predecessor Funds with and into the Funds, corresponding “shell” series of the Trust. The Funds succeeded to the accounting and performance history of the Predecessor Funds. Any such historical information provided for the Funds that relate to periods prior to January 28, 2014, therefore, is that of the Predecessor Funds.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

Guggenheim Partners Investment Management (“GPIM”), an affiliate of GI, serves as investment sub-adviser (the “Sub-Adviser”) to the Municipal Income Fund and is responsible for the day-to-day management of the Fund’s portfolio.

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of a fund is calculated by dividing the market value of the fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the fund.

A. The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales

114 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sales price.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

Typically loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market.

Listed options are valued at the Official Settlement Price listed by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter options are valued using the average bid price (for long options), or average ask price (for short options) obtained from one or more security dealers.

Premiums received from options written are entered in a Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When an option written expires, or if a Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

The value of OTC swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the index that the swap pertains to at the close of the NYSE. The swap’s value is then adjusted to include dividends accrued, and financing charges and/or interest associated with the swap agreements.

The value of interest rate swap agreements entered into by a Fund are accounted for using the unrealized gain or loss on the agreements that is determined using the spread priced off the previous day’s CME price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, the Board of Trustees has authorized the Valuation Committee and GI to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Investments for which market quotations are not readily available (including restricted securities) are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

B. Senior loans in which the Funds invest generally pay interest rates which are periodically adjusted by reference to a base short-term, floating rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at September 30, 2014.

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NOTES TO FINANCIAL STATEMENTS (continued)

C. The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Funds actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

D. The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

E. Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

F. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

G. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.

H. Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency. The change in value of the contract is recorded as unrealized appreciation or depreciation until the forward foreign currency contract is closed. When the forward foreign currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

I. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis.

J. The Funds declare dividends from investment income daily. Each Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually.

116 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

K. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

L. The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

M. Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statements of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended September 30, 2014, there were no earnings credits received.

N. Under the Funds’ organizational documents, their Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments

As part of their investment strategy, the Funds utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities.

An option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security (put option) or the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security (call option) at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities and a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability to perform.

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. For Funds utilizing interest rate swaps, the exchange bears the risk of loss. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to each Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Management Fees
Fund	(as a % of Net Assets)

Floating Rate Strategies Fund	0.65%
High Yield Fund	0.60%
Investment Grade Bond Fund	0.50%
Limited Duration Fund	0.45%
Macro Opportunities Fund	0.89%
Municipal Income Fund	0.50%
Total Return Bond Fund	0.50%

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NOTES TO FINANCIAL STATEMENTS (continued)

RFS provides transfer agent services to the Fund for fees calculated at the rates below, which are assessed to the applicable class of the Fund. For these services, RFS receives the following:

Annual charge per account	$5.00–$8.00
Transaction fee	$0.60–$1.10
Minimum annual charge per Fund†	$25,000
Certain out-of-pocket charges	Varies

† Not subject to Funds during first twelve months of operations.

RFS also acts as the administrative agent for the Funds, and as such performs administrative functions and the bookkeeping, accounting and pricing functions for each Fund. For these services, RFS receives the following:

Fund Accounting/
Administrative Fees
Fund	(as a % of Net Assets)

Floating Rate Strategies Fund	0.095%
High Yield Fund	0.095%
Investment Grade Bond Fund	0.095%
Limited Duration Fund	0.095%
Macro Opportunities Fund	0.095%
Municipal Income Fund	0.095%
Total Return Bond Fund	0.095%

Minimum annual charge per Fund	$25,000
Certain out-of-pocket charges	Varies

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The investment advisory contracts for the following Funds provide that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

		Effective	Contract
	Limit	Date	End Date

Floating Rate Strategies Fund — A-Class	1.02%	11/30/12	02/01/15
Floating Rate Strategies Fund — C-Class	1.77%	11/30/12	02/01/15
Floating Rate Strategies Fund — Institutional Class	0.78%	11/30/12	02/01/15
High Yield Fund — A-Class	1.16%	11/30/12	02/01/15
High Yield Fund — B-Class	1.91%	11/30/12	02/01/15
High Yield Fund — C-Class	1.91%	11/30/12	02/01/15
High Yield Fund — Institutional Class	0.91%	11/30/12	02/01/15
Investment Grade Bond Fund — A-Class	1.00%	11/30/12	02/01/15
Investment Grade Bond Fund — B-Class	1.75%	11/30/12	02/01/15
Investment Grade Bond Fund — C-Class	1.75%	11/30/12	02/01/15
Investment Grade Bond Fund — Institutional Class*	0.75%	11/30/12	02/01/15
Limited Duration Fund —A-Class**	0.80%	12/01/13	02/01/15
Limited Duration Fund — C-Class**	1.55%	12/01/13	02/01/15
Limited Duration Fund — Institutional Class**	0.55%	12/01/13	02/01/15
Macro Opportunities Fund — A-Class	1.36%	11/30/12	02/01/15
Macro Opportunities Fund — C-Class	2.11%	11/30/12	02/01/15
Macro Opportunities Fund — Institutional Class	0.95%	11/30/12	02/01/15
Municipal Income Fund — A-Class	0.80%	11/30/12	02/01/15
Municipal Income Fund — C-Class	1.55%	11/30/12	02/01/15
Municipal Income Fund — Institutional Class	0.55%	11/30/12	02/01/15
Total Return Bond Fund — A-Class	0.90%	11/30/12	02/01/15
Total Return Bond Fund — C-Class	1.65%	11/30/12	02/01/15
Total Return Bond Fund — Institutional Class	0.50%	11/30/12	02/01/15

*	Since the commencement of operations: January 29, 2013
**	Since the commencement of operations: December 16, 2013

118 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. At September 30, 2014, the amount of fees waived or expenses reimbursed that are subject to recoupment are presented in the following table:

Fund	Expires 2015	Expires 2016	Expires 2017	Fund Total

Floating Rate Strategies Fund	$127,768	$430,026	$1,206,044	$1,763,838
High Yield Fund	205,368	207,619	81,112	494,099
Investment Grade Bond Fund	165,867	234,110	183,531	583,508
Limited Duration Fund	—	—	142,224	142,224
Macro Opportunities Fund	161,466	961,870	1,567,567	2,690,903
Municipal Income Fund	192,257	236,488	242,274	671,019
Total Return Bond Fund	154,714	462,339	550,932	1,167,985

For the year ended September 30, 2014, no amounts were recouped by GI.

If a Fund invests in an affiliated fund, the investing Fund’s Adviser will determine whether to waive fees at the investing fund level. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI.

The Funds have adopted Distribution Plans related to the offering of A-Class, B-Class and C-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of each Fund’s A-Class shares and 1.00% of the average daily net assets of each Fund’s B-Class and C-Class shares. Effective December 1, 2006, B-Class shares of the High Yield Fund ceased charging 12b-1 fees in accordance with the FINRA sales cap regulations. These fees may be reinstated at any time.

For the year ended September 30, 2014, GFD retained sales charges of $344,207 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI, RFS and GFD.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 119

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the inputs used to value the Funds’ net assets at September 30, 2014:

	Level 1	Level 1	Level 2	Level 2	Level 3
	Investments	Other Financial	Investments	Other Financial	Investments
	In Securities	Instruments*	In Securities	Instruments*	In Securities	Total

Assets
Floating Rate Strategies Fund	$31,397,489	$—	$1,228,401,119	$4,097,714	$32,030,543	$1,295,926,865
High Yield Fund	8,719,900	—	128,864,261	472,307	3,549,244	141,605,712
Investment Grade Bond Fund	2,770,887	—	124,990,515	559,310	4,871,076	133,191,788
Limited Duration Fund	4,506,780	—	93,403,678	—	888,202	98,798,660
Macro Opportunities Fund	182,275,764	—	1,353,192,568	3,757,961	34,301,222	1,573,527,515
Municipal Income Fund	2,443,260	—	48,270,223	—	—	50,713,483
Total Return Bond Fund	18,449,366	—	373,980,078	744,014	5,896,074	399,069,532

Liabilities
Floating Rate Strategies Fund	$—	$—	$—	$—	$—	$—
High Yield Fund	—	—	—	—	—	—
Investment Grade Bond Fund	—	—	—	3,645	—	3,645
Macro Opportunities Fund	1,416	—	—	9,592,958	—	9,594,374
Total Return Bond Fund	—	—	—	34,155	—	34,155

* Other financial instruments may include forward foreign currency contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Independent pricing services are used to value a majority of the Funds’ investments. When values are not available from a pricing service, they may be computed by the Funds’ investment adviser or an affiliate. In any event, values may be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of the Funds’ assets and liabilities are categorized as Level 2 or Level 3, as indicated in this report.

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Funds’ assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Funds may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates. The Funds’ fair valuation guidelines were recently revised to transition such monthly indicative quoted securities from Level 2 to Level 3.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

120 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

		Ending Balance at
Fund	Category and Subcategory	09/30/14	Valuation Technique	Unobservable Inputs

	Investments, at value
Floating Rate Strategies Fund	Senior Floating Rate Interests	$27,188,014	Monthly Model Priced	Purchase Price
	Asset-Backed Securities	2,113,450	Option Adjusted Spread off the	Indicative Quote
			month end broker mark over the
			3 month LIBOR
	Corporate Bonds	1,666,080	Option Adjusted Spread off the	Indicative Quote
			month end broker mark over the
			3 month LIBOR
		1,063,000	Monthly Model Priced	Purchase Price

	Total Corporate Bonds	2,729,080

High Yield Fund	Senior Floating Rate Interests	1,762,119	Monthly Model Priced	Purchase Price
	Corporate Bonds	1,216,225	Monthly Model Priced	Purchase Price
		570,900	Option Adjusted Spread off the	Indicative Quote
			month end broker mark over the
			3 month LIBOR

	Total Corporate Bonds	1,787,125

Investment Grade Bond Fund	Corporate Bonds	2,255,460	Option Adjusted Spread off the	Indicative Quote
			month end broker mark over the
			3 month LIBOR
	Preferred Stock	2,142,060	Option Adjusted Spread off the	Indicative Quote
			month end broker mark over the
			3 month LIBOR
	Mortgage-Backed Securities	473,556	Option Adjusted Spread off the	Indicative Quote
			month end broker mark over the
			3 month LIBOR

Limited Duration Fund	Asset-Backed Securities	888,202	Option Adjusted Spread off the	Indicative Quote
			month end broker mark over the
			3 month LIBOR

Macro Opportunities Fund	Bonds	14,144,559	Option Adjusted Spread off the	Indicative Quote
			month end broker mark over the
			3 month LIBOR
		1,566,000	Monthly Model Priced	Purchase Price

	Total Bonds	15,710,559

	Asset-Backed Securities	10,038,356	Option Adjusted Spread off the	Indicative Quote
			month end broker mark over the
			3 month LIBOR
	Senior Floating Rate Interests	8,552,307	Monthly Model Priced	Purchase Price

Total Return Bond Fund	Bonds	3,121,033	Option Adjusted Spread off the	Indicative Quote
			month end broker mark over the
			3 month LIBOR
	Asset-Backed Securities	1,827,929	Option Adjusted Spread off the	Indicative Quote
			month end broker mark over the
			3 month LIBOR
	Mortgage-Backed Securities	947,112	Option Adjusted Spread off the	Indicative Quote
			month end broker mark over the
			3 month LIBOR

Any remaining Level 3 securities held by the Funds and excluded from the tables above, were not considered material to the Funds.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Funds recognized transfers between the levels as of the beginning of the period. As of September 30, 2014, the Funds had transfers in/out of Level 3 due to changes in securities valuation method. See the tables below for changes to and from Level 2 and Level 3. There were no other securities that transferred between levels.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 121

NOTES TO FINANCIAL STATEMENTS (continued)

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets and liabilities for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2014:

LEVEL 3 – Fair value measurement using significant unobservable inputs

	Senior Floating	Asset-Backed	Corporate
	Rate Interests	Securities	Bonds	Total

Floating Rate Strategies Fund
Assets:
Beginning Balance	$—	$10,532,530	$—	$10,532,530
Purchases	26,510,283	—	2,559,379	29,069,662
Sales, maturities and paydowns	(103,125)	—	—	(103,125)
Total realized gains or losses included in earnings	—	—	—	—
Total change in unrealized gains or losses included in earnings	(506,144)	22,918	169,700	(313,526)
Transfers in Level 3	1,287,000	2,090,532	—	3,377,532
Transfers out of Level 3	—	(10,532,530)	—	(10,532,530)

Ending Balance	$27,188,014	$2,113,450	$2,729,079	$32,030,543

	Senior Floating	Corporate
	Rate Interests	Bonds	Warrants	Total

High Yield Fund
Assets:
Beginning Balance	$—	$—	$3	$3
Purchases	1,780,750	1,750,603	—	3,531,353
Sales, maturities and paydowns	(20,625)	—	—	(20,625)
Total realized gains or losses included in earnings	—	—	—	—
Total change in unrealized gains or losses included in earnings	1,994	36,522	—	38,516
Transfers in Level 3	—	—	—	—
Transfers out of Level 3	—	—	(3)	(3)

Ending Balance	$1,762,119	$1,787,125	$—	$3,549,244

	Asset-Backed	Mortgaged-Backed	Corporate	Preferred
	Securities	Securities	Bonds	Stocks	Total

Investment Grade Bond Fund
Assets:
Beginning Balance	$382,749	$—	$—	$—	$382,749
Purchases	—	463,398	1,000,000	—	1,463,398
Sales, maturities and paydowns	—	(3,088)	(23,650)	—	(26,738)
Total realized gains or losses included in earnings	—	—	—	—	—
Total change in unrealized gains or losses included in earnings	—	13,246	151,009	68,314	232,569
Transfers in Level 3	—	—	1,128,101	2,073,746	3,201,847
Transfers out of Level 3	(382,749)	—	—	—	(382,749)

Ending Balance	$—	$473,556	$2,255,460	$2,142,060	$4,871,076

	Asset-Backed
	Securities	Total

Limited Duration Fund
Assets:
Beginning Balance	$—	$—
Purchases	990,212	990,212
Sales, maturities and paydowns	(110,285)	(110,285)
Total realized gains or losses included in earnings	—	—
Total change in unrealized gains or losses included in earnings	8,275	8,275
Transfers in Level 3	—	—
Transfers out of Level 3	—	—

Ending Balance	$888,202	$888,202

122 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

	Senior Floating	Asset-Backed
	Rate Interests	Securities	Bonds	Total

Macro Opportunities Fund
Assets:
Beginning Balance	$—	$24,277,702	$—	$24,277,702
Purchases	8,510,000	11,625,236	10,129,042	30,264,278
Sales, maturities and paydowns	(1,538,938)	(1,003,236)	(52,030)	(2,594,203)
Total realized gains or losses included in earnings	—	—	—	—
Total change in unrealized gains or losses included in earnings	195,245	88,323	536,925	820,493
Transfers in Level 3	1,386,000	1,942,833	2,481,822	5,810,655
Transfers out of Level 3	—	(24,277,702)	—	(24,277,702)

Ending Balance	$8,552,307	$12,653,156	$13,095,759	$34,301,222

	Mortgage-Backed	Asset-Backed
	Securities	Securities	Bonds	Total

Total Return Bond
Assets:
Beginning Balance	$—	$2,590,363	$—	$2,590,363
Purchases	926,796	1,501,289	1,850,000	4,278,086
Sales, maturities and paydowns	(6,175)	(167,206)	(23,650)	(197,031)
Total realized gains or losses included in earnings	—	—	—	—
Total change in unrealized gains or losses included in earnings	26,491	22,341	166,581	215,413
Transfers in Level 3	—	471,505	1,128,101	1,599,606
Transfers out of Level 3	—	(2,590,363)	—	(2,590,363)

Ending Balance	$947,112	$1,827,929	$3,121,032	$5,896,074

5. Derivative Investment Holdings Categorized by Risk Exposure

U.S. GAAP requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds utilized derivatives for the following purposes:

Fund	Index Exposure	Hedge	Duration

Floating Rate Strategies Fund	—	x	—
High Yield Fund	—	x	—
Investment Grade Bond Fund	—	x	x
Macro Opportunities Fund	x	x	x
Total Return Bond Fund	—	x	x

The following table represents the notional amount of derivative instruments outstanding as an approximate percentage of the Funds’ net assets on a quarterly basis.

	Approximate percentage of Fund’s net assets on a quarterly basis
Fund	Long	Short

Floating Rate Strategies Fund	5%	—
High Yield Fund	5%	—
Investment Grade Bond Fund	20%	—
Macro Opportunities Fund	10%	15%
Total Return Bond Fund	15%	—

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2014:

Derivative Investment Type	Asset Derivatives	Liability Derivatives

Equity/Currency/Interest Rate/Commodity contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
	Unrealized appreciation on forward foreign	Options written, at value
currency exchange contracts
Investments in unaffiliated issuers, at value

THE GUGGENHEIM FUNDS ANNUAL REPORT | 123

NOTES TO FINANCIAL STATEMENTS (continued)

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at September 30, 2014:

Asset Derivative Investments Value

				Forward	Options	Options	Options	Options
				Foreign	Purchased/	Purchased/	Purchased/	Purchased/
	Swaps	Swaps	Swaps	Currency	Written	Written	Written	Written
	Equity	Currency	Interest Rate	Exchange	Currency	Commodity	Equity	Interest Rate
Fund	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total

Floating Rate Strategies Fund	$—	$—	$—	$4,097,714	$—	$—	$—	$—	$4,097,714
High Yield Fund	—	—	—	472,307	—	—	—	—	472,307
Investment Grade Bond Fund	—	—	559,310	—	—	—	—	—	559,310
Macro Opportunities Fund	—	605,756	1,010,190	2,142,015	—	69,680	—	—	3,827,641
Total Return Bond Fund	—	—	720,205	23,809	—	—	—	—	744,014

Liability Derivative Investments Value

				Forward	Options	Options	Options	Options
				Foreign	Purchased/	Purchased/	Purchased/	Purchased/
	Swaps	Swaps	Swaps	Currency	Written	Written	Written	Written
	Equity	Currency	Interest Rate	Exchange	Currency	Commodity	Equity	Interest Rate
Fund	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total

Investment Grade Bond Fund	$—	$—	$3,645	$—	$—	$—	$—	$—	$3,645
Macro Opportunities Fund	6,009,738	—	3,583,220	—	—	1,416	—	—	9,594,374
Total Return Bond Fund	—	—	34,155	—	—	—	—	—	34,155

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended September 30, 2014:

Derivative Investment Type	Location of Gain (Loss) on Derivatives

Equity/Currency/Interest Rate/Commodity contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Net realized gain (loss) on options purchased
Net change in unrealized appreciation (depreciation) on options purchased
Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options written
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended September 30, 2014:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations

				Forward	Options	Options	Options	Options
				Foreign	Purchased/	Purchased/	Purchased/	Purchased/
	Swaps	Swaps	Swaps	Currency	Written	Written	Written	Written
	Equity	Currency	Interest Rate	Exchange	Currency	Commodity	Equity	Interest Rate
Fund	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total

Floating Rate Strategies Fund	$—	$—	$—	$3,875,634	$—	$—	$—	$—	$3,875,634
High Yield Fund	—	—	—	308,186	—	—	—	—	308,186
Investment Grade Bond Fund	—	—	460,552	—	—	—	—	(108,048)	352,504
Macro Opportunities Fund	3,669,502	1,428,400	(2,389,057)	3,489,884	(1,740,000)	—	(805,569)	(2,163,996)	1,489,164
Total Return Bond Fund	—	—	571,419	22,111	—	—	—	(239,520)	354,010

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations

				Forward	Options	Options	Options	Options
				Foreign	Purchased/	Purchased/	Purchased/	Purchased/
	Swaps	Swaps	Swaps	Currency	Written	Written	Written	Written
	Equity	Currency	Interest Rate	Exchange	Currency	Commodity	Equity	Interest Rate
Fund	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total

Floating Rate Strategies Fund	$—	$—	$—	$4,097,714	$—	$—	$—	$—	$4,097,714
High Yield Fund	—	—	—	472,307	—	—	—	—	472,307
Investment Grade Bond Fund	—	—	245,395	—	—	—	—	—	245,395
Macro Opportunities Fund	(6,010,888)	605,756	(1,094,266)	2,142,015	—	(2,354,843)	—	—	(6,712,226)
Total Return Bond Fund	—	—	417,439	23,809	—	—	—	—	441,248

124 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

6. Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP.

Gross Amounts Not Offset
In the Statements of
Asset and Liabilities

Net Amount of
			Gross Amounts Offset	Assets Presented		Cash
		Gross Amounts of	in the Statements of	on the Statements of	Financial	Collateral	Net
Fund	Instrument	Recognized Assets[1]	Assets and Liabilities	Assets and Liabilities	Instruments	Pledged[2]	Amount

Macro Opportunities Fund	Swap agreements	$ 605,756	$ —	$ 605,756	$ 605,756	$ —	$ —

Gross Amounts Not Offset
In the Statements of
Asset and Liabilities

Net Amount of
			Gross Amounts Offset	Assets Presented		Cash
		Gross Amounts of	in the Statements of	on the Statements of	Financial	Collateral	Net
Fund	Instrument	Recognized Liabilities[1]	Assets and Liabilities	Assets and Liabilities	Instruments	Pledged[2]	Amount

Macro Opportunities Fund	Swap agreements	$ 6,230,139	$ —	$ 6,230,139	$ 605,756	$ —	$5,624,383

[1]	Exchange-traded futures and centrally cleared swap agreements are excluded from these reported amounts.
[2]	Excludes maintenance margin deposits held at the broker related to derivatives. These amounts are reflected as segregated cash with broker on the Statements of Assets and Liabilities.

7. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 125

NOTES TO FINANCIAL STATEMENTS (continued)

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010, and simplified some of the tax provisions applicable to regulated investment companies, the tax reporting to their shareholders and improved the tax efficiency of certain fund structures. The greatest impact to the disclosure in the financial reports for the Funds was on the treatment of net capital losses, effective for tax years beginning after December 22, 2010.

One of the more prominent changes addresses capital loss carryforwards. The Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital loss carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of distributions paid during the year ended September 30, 2014 was as follows:

	Tax-Exempt	Ordinary	Long-Term	Return of	Total
Fund	Income	Income	Capital Gain	Capital	Distributions

Floating Rate Strategies Fund	$–	$57,106,379	$1,009,990	$–	$58,116,369
High Yield Fund	–	8,569,995	–	–	8,569,995
Investment Grade Bond Fund	–	4,698,966	–	–	4,698,966
Limited Duration Fund	–	1,087,449	1,009	–	1,088,458
Macro Opportunities Fund	–	53,119,555	–	932,899	54,052,454
Municipal Income Fund	1,597,669	32,486	–	–	1,630,155
Total Return Bond Fund	–	11,445,172	–	–	11,445,172

The tax character of distributions paid during the year ended September 30, 2013 was as follows:

	Tax-Exempt	Ordinary	Long-Term	Total
Fund	Income	Income	Capital Gain	Distributions

Floating Rate Strategies Fund	$–	$23,244,176	$–	$23,244,176
High Yield Fund	–	8,137,614	1,126,860	9,264,474
Investment Grade Bond Fund	–	4,185,005	–	4,185,005
Limited Duration Fund*	–	–	–	–
Macro Opportunities Fund	–	35,803,375	88,895	35,892,270
Municipal Income Fund	2,227,580	14,970	–	2,242,550
Total Return Bond Fund	–	7,753,663	233,942	7,987,605

* The Fund commenced operations on December 16, 2013

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at September 30, 2014 was as follows:

	Undistributed	Undistributed	Undistributed	Accumulated	Net Unrealized	Other	Total
	Tax-Exempt	Ordinary	Long-Term	Capital and	Appreciation/	Temporary	Accumulated
Fund	Income	Income	Capital Gain	Other Losses*	(Depreciation)**	Differences	Earnings/(Deficit)

Floating Rate Strategies Fund	$–	$7,976,757	$774,857	$–	$(10,712,590)	$(1,547,576)	$(3,508,552)
High Yield Fund	–	1,007,829	2,170,457	–	(881,451)	(135,987)	2,160,848
Investment Grade Bond Fund	–	116,136	–	(27,133,232)	(4,201,301)	(30,923)	(31,249,320)
Limited Duration Fund	–	131,363	–	–	(260,661)	(10,292)	(139,590)
Macro Opportunities Fund	–	–	–	(20,431,181)	(6,188,376)	(834,101)	(27,453,658)
Municipal Income Fund	52,277	–	–	(28,409,026)	2,217,152	(52,277)	(26,191,874)
Total Return Bond Fund	–	129,267	25,393	–	2,180,200	(170,185)	2,164,675

*	The Fund had net capital loss carryovers as identified elsewhere in the Notes to the Financial Statements.
**	Any differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of wash sale losses, the marking-to-market of certain investments for tax purposes and bond premium/discount accretion.

126 | THE GUGGENHEIM ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended September 30, 2014 the capital loss carryovers utilized or expired and the accumulated net realized loss on sales of investments for federal income tax purposes which are available to offset future taxable gains are shown in the table below:

	Capital Loss
	Carryovers	Expires in	Expires in	Expires in	Expires in	Expires in	Unlimited		Capital Loss

Fund	Utilized	2014	2015	2016	2017	2018	Short-Term	Long-Term	Carryforward

Floating Rate Strategies Fund	$–	$–	$–	$–	$–	$–	$–	$–	$–
High Yield Fund	–	–	–	–	–	–	–	–	–
Investment Grade Bond Fund*	(519,236)	–	–	(7,675,128)	(17,929,397)	(1,528,707)	–	–	(27,133,232)
Limited Duration Fund	–	–	–	–	–	–	–	–	–
Macro Opportunities Fund*	–	–	–	–	–	–	(12,330,278)	(8,100,903)	(20,431,181)
Municipal Income Fund	(291,160)	–	–	–	(28,409,026)		–	–	(28,409,026)
Total Return Bond Fund	–	–	–	–	–	–	–	–	–

* Subject to limitations pursuant to Section 382 of the Internal Revenue Code.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to losses deferred due to wash sales, paydown reclasses, utilization of earnings and profits on shareholder redemptions, foreign currency gains and losses, and the “mark-to-market” of certain passive foreign investment companies (PFICs) or Section 1256 contracts for tax purposes. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent book/tax differences:

		Undistributed	Accumulated Net
		Net Investment	Realized
Fund	Paid-In Capital	Income	Gain/(Loss)

Floating Rate Strategies Fund	$–	$4,391,538	$(4,391,538)
High Yield Fund	671,434	509,986	(1,181,420)
Investment Grade Bond Fund	–	661,115	(661,115)
Limited Duration Fund	–	112,474	(112,474)
Macro Opportunities Fund	1	(544,053)	544,052
Municipal Income Fund	–	–	–
Total Return Bond Fund	–	625,297	(625,297)

At September 30, 2014, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain/(Loss)

Floating Rate Strategies Fund	$1,302,718,816	$10,159,253	$(21,048,918)	$(10,889,665)
High Yield Fund	141,983,396	2,265,123	(3,115,114)	(849,991)
Investment Grade Bond Fund	136,864,942	2,293,127	(6,525,591)	(4,232,464)
Limited Duration Fund	99,059,321	270,503	(531,164)	(260,661)
Macro Opportunities Fund	1,576,547,239	27,812,964	(34,590,649)	(6,777,685)
Municipal Income Fund	48,496,331	2,280,706	(63,554)	2,217,152
Total Return Bond Fund	396,179,911	6,794,422	(4,648,815)	2,145,607

8. Securities Transactions

For the year ended September 30, 2014, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales

Floating Rate Strategies Fund	$953,413,530	$680,865,728
High Yield Fund	178,397,502	129,882,136
Investment Grade Bond Fund	84,645,018	65,974,000
Limited Duration Fund	103,891,456	18,389,082
Macro Opportunities Fund	1,161,923,663	614,504,100
Municipal Income Fund	85,598,108	94,668,240
Total Return Bond Fund	319,795,192	117,645,101

THE GUGGENHEIM ANNUAL REPORT | 127

NOTES TO FINANCIAL STATEMENTS (continued)

9. Options Written

Information as to options written by the Funds during the year ended September 30, 2014, and options outstanding at period end is provided below:

Written Call Options

	Investment Grade Bond Fund		Macro Opportunities Fund		Total Return Bond Fund

	Number of	Premium	Number of	Premium	Number of	Premium
	contracts	amount	contracts	amount	contracts	amount

Balance at September 30, 2013	–	$–	354	$225,834	–	$–
Options Written	2,251	31,514	43,842	1,015,824	4,990	69,860
Options terminated in closing purchase transactions	–	–	–	–	–	–
Options expired	(2,251)	(31,514)	(39,720)	(652,854)	(4,990)	(69,860)
Options exercised	–	–	(4,122)	(362,970)	–	–

Balance at September 30, 2014	–	$–	354	$225,834	–	$–

Written Put Options

Macro Opportunities Fund

	Number of	Premium
	contracts	amount

Balance at September 30, 2013	1,922	$284,376
Options Written	–	–
Options terminated in closing purchase transactions	–	–
Options expired	(1,922)	(284,376)
Options exercised	–	–

Balance at September 30, 2014	–	$–

10. Line of Credit

The Funds secured a committed, $275,000,000 line of credit from Citibank, N.A., good through October 10, 2014, at which time the line of credit may be renewed. This line of credit is reserved for emergency or temporary purposes. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1.0%, and the Fed Funds rate, plus 0.50%. The Funds did not have any borrowings under this agreement as of and for the year ended September 30, 2014. The Funds also pay a commitment fee at an annualized rate of 0.08% of the average daily amount of the Funds’ unused commitment amount.

11. Loan Commitments

Pursuant to the terms of certain loan agreements, certain Funds held unfunded loan commitments as of September 30, 2014. The Funds are obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of September 30, 2014 were as follows:

Borrowers by Fund	Expiration Date	Amount

Floating Rate Strategies Fund
Signode Industrial Group US, Inc.	5/1/19	$11,400,000
Advantage Sales & Marketing, Inc.	7/23/21	8,137,097
IntraWest Holdings S.à r.l.	12/10/18	6,900,000
Ziggo BV	1/15/22	6,629,700
CareCore National LLC	6/10/15	5,150,000
Banca Civica (UK) - Chambertin	8/12/20	3,800,000
McGraw-Hill Global Education Holdings LLC	3/22/18	3,500,000
National Financial Partners	7/1/18	3,000,000
Ceva Logistics Holdings BV (Dutch)	3/19/19	3,000,000
Wencor Group	6/19/19	2,850,000
WR Grace & Co.	2/3/21	2,426,593
Blue Coat Systems, Inc.	2/15/17	1,500,000
Intertrust Group	2/15/19	1,475,000
Hoffmaster Group, Inc.	5/9/19	1,250,000
American Stock Transfer & Trust	6/11/18	800,000
York Risk Services	10/1/21	697,561
Kronos, Inc.	10/26/17	500,000
Expert Global Solutions	4/2/17	335,488
SI Organization	11/23/19	303,738

		$63,655,177

128 | THE GUGGENHEIM ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Borrowers by Fund	Expiration Date	Amount

High Yield Fund
Signode Industrial Group US, Inc.	5/1/19	$1,800,000
Phillips-Medsize Corp.	6/13/19	1,100,000
Advantage Sales & Marketing, Inc.	7/21/19	1,100,000
McGraw-Hill Global Education Holdings LLC	3/22/18	1,000,000
Hillman Group, Inc.	6/13/19	1,000,000
Wencor Group	6/19/19	950,000
CareCore National LLC	6/10/15	700,000
Learning Care Group (US), Inc.	5/5/21	500,000
SI Organization	11/23/19	93,458
York Risk Services	10/1/21	73,171
Service King	9/17/21	50,633

		$8,367,262

Investment Grade Bond Fund
CareCore National LLC	6/10/15	$200,000

Macro Opportunities Fund
CareCore National LLC	6/10/15	$4,750,000
Signode Industrial Group US, Inc.	5/1/19	3,400,000
McGraw-Hill Global Education Holdings LLC	3/22/18	2,000,000
Advantage Sales & Marketing, Inc.	7/23/21	1,641,935
Phillips-Medsize Corp.	6/13/19	1,100,000
National Financial Partners	7/1/18	1,000,000
Ceva Logistics Holdings BV (Dutch)	3/19/19	1,000,000
Hillman Group, Inc.	6/13/19	1,000,000
IntraWest Holdings S.à r.l.	12/10/18	750,000
Wencor Group	6/19/19	500,000
Learning Care Group (US), Inc.	5/5/21	500,000
American Stock Transfer & Trust	6/11/18	400,000
Hoffmaster Group, Inc.	5/9/19	357,143
York Risk Services	10/1/21	170,732
SI Organization	11/23/19	140,187

		$18,709,997

Total Return Bond Fund
CareCore National LLC	6/10/15	$600,000

12. Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds’ policy that their custodian takes possession of the underlying collateral. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements.

	Counterparty and
Fund	Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value

Limited Duration
Bond Fund	Jefferies & Company, Inc.			OFSI Fund Ltd
	2.15%-2.65%			5.71%
	Due 10/08/14 -10/30/14	$3,488,000	$3,494,858	03/20/25	$2,460,000	$2,089,635
				California Statewide Communities
				Development Authority
				7.25%
				10/01/38	2,980,000	1,791,725
				Puerto Rico Commonwealth
				Government Development Bank
				5.50%
				08/01/20	1,398,000	1,020,540
				Puerto Rico Commonwealth
				5.50%
				07/01/18	450,000	422,649
				Suntrust Adjustable Rate
				Mortgage Loan Trust
				2.67%
				02/25/37	1,110,657	282,867

THE GUGGENHEIM FUNDS ANNUAL REPORT | 129

NOTES TO FINANCIAL STATEMENTS (continued)

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

13. Reverse Repurchase Agreements

Each of the Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the year ended September 30, 2014, the following Funds entered into reverse repurchase agreements:

	Number of Days	Balance at	Average balance	Average interest
Fund	outstanding	September 30, 2014	outstanding	rate

Floating Rate Strategies Fund	304	$–	$2,008,521	2.09%
High Yield Fund	319	7,642,161	12,676,514	0.90%
Investment Grade Bond Fund	365	4,449,397	6,074,134	0.55%
Limited Duration Fund	140	7,534,716	4,407,165	0.71%
Macro Opportunities Fund	365	42,234,309	79,509,291	0.95%
Total Return Bond Fund	365	13,936,733	14,108,250	0.99%

14. Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act. Transactions during the year ended September 30, 2014 in which the portfolio company is an “affiliated person” are as follows:

	Value			Value	Shares	Investment	Realized Gain	Capital Gain
Affiliated issuers by Fund	09/30/2013	Additions	Reductions	09/30/2014	09/30/2014	Income	(Loss)	Distributions

Investment Grade Bond Fund
Guggenheim Limited Duration Fund -
Institutional Class	$–	$3,007,306	$(3,006,903)	$–	–	$7,305	$(403)	$–

Limited Duration Fund
Guggenheim BulletShares 2017 High
Yield Corporate Bond ETF	$–	$1,425,873	$(1,431,221)	$–	–	$23,007	$5,348	$–
Guggenheim BulletShares 2016 High					–
Yield Corporate Bond ETF	–	1,220,663	(1,223,783)	–		20,215	3,120	374
Guggenheim BulletShares 2015 High
Yield Corporate Bond ETF	–	1,218,471	(1,211,333)	–	–	18,783	(7,138)	1,906
Guggenheim BulletShares 2014 High
Yield Corporate Bond ETF	–	294,910	(291,969)	–	–	818	(2,941)	1,163

	$–	$4,159,917	$(4,158,306)	$–	–	$62,823	$(1,611)	$3,443
Macro Opportunities Fund
Guggenheim Limited Duration Fund –
Institutional Class	$–	$45,588,876	$–	$45,498,128	1,822,842	$588,704	$–	$–
Guggenheim Risk Managed Real
Estate Fund – Institutional Class	–	10,043,639	–	10,843,512	401,612	26,426	–	–

	$–	$55,632,515	$–	$56,341,640	2,224,454	$615,130	$–	$–
Total Return Bond Fund
Guggenheim Limited Duration Fund –
Institutional Class	$–	$5,071,168	$3,000,000	$2,059,674	82,519	$71,160	$(5,804)	$–

15. Fund Merger

On January 18, 2013, the Macro Opportunities Fund acquired all of the net assets of Flexible Strategies Fund, a separate series of the Rydex Series Funds, in exchange for shares of the Macro Opportunities Fund, pursuant to an agreement and plan of reorganization approved by the Board of Trustees and approved by the shareholders of the Flexible Strategies Fund. The primary reason for the transaction was to combine a smaller fund into a larger fund with a similar

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NOTES TO FINANCIAL STATEMENTS (concluded)

investment objective. The acquisition was accomplished through a combination of a tax-free exchange of the outstanding shares of the Flexible Strategies Fund (360,213 A-Class, 185,597 H-Class, 282,801 C-Class and 94,826 Institutional Class) valued at $21,680,088 ($8,501,033 A-Class, $4,380,093 H-Class, $6,546,846 C-Class, and $2,252,116 Institutional Class) for respective shares of the Macro Opportunities Fund (470,457 A-Class*, 239,285 C-Class, and 82,164 Institutional Class). For financial reporting purposes, the net assets received and shares issued by Macro Opportunities Fund were recorded at fair value; however, the Flexible Strategies Fund’s cost of the investments were carried forward to align ongoing reporting of Macro Opportunities Fund realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Flexible Strategies Fund’s net assets on January 18, 2013 were $21,680,088 including $414,395 of unrealized appreciation. Flexible Strategies Fund’s net assets were primarily comprised of investments with a fair value of $21,674,911. The aggregate net assets of Macro Opportunities Fund immediately before and after the acquisition were $407,464,601 and $429,144,689, respectively.

The financial statements reflect the operations of the Macro Opportunities Fund for the period prior to the acquisition and the combined fund for the period subsequent to the fund merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Flexible Strategies Fund that have been included in the combined fund’s Statement of Operations since the acquisition was completed. Assuming the acquisition had been completed on October 1, 2012, Macro Opportunities Fund pro-forma net investment income, net realized and unrealized loss on investments and net increase in net assets from operations for the period October 1, 2012 to September 30, 2013 would have been $34,155,336, $(30,390,985) and $3,764,351, respectively. Guggenheim Investments and its affiliates bore all of the expenses related to the reorganization.

*Includes 159,974 A-Class shares received in exchange for H-Class shares of Flexible Strategies Fund.

16. Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board of Trustees:

Fund	Restricted Securities	Acquisition Date	Cost	Value

Floating Rate Strategies Fund	LSTAR Securities Investment Trust 2014-1
	3.25% due 09/01/21	9/25/14	$6,500,000	$6,500,000

High Yield Fund	Pacific Premier Bancorp, Inc.
	5.75% due 09/03/24	8/25/14	1,250,000	1,256,250

Investment Grade Bond Fund	LSTAR Securities Investment Trust 2014-1
	3.25% due 09/01/21	9/25/14	1,400,000	1,400,000
	Cadence Bank North America
	6.25% due 06/28/29	6/6/14	200,000	203,500
	Cadence Financial Corp.
	4.88% due 06/28/19	6/6/14	150,000	150,750

			1,750,000	1,754,250

Limited Duration Fund	LSTAR Securities Investment Trust 2014-1
	3.25% due 09/01/21	9/25/14	2,000,000	2,000,000
	Cadence Financial Corp.
	4.88% due 06/28/19	6/6/14	500,000	502,500

			2,500,000	2,502,500

Macro Opportunities Fund	LSTAR Securities Investment Trust 2014-1
	3.25% due 09/01/21	9/25/14	17,400,000	17,400,000
	Cadence Financial Corp.
	4.88% due 06/28/19	6/6/14	4,000,000	4,020,000

			21,400,000	21,420,000

Total Return Bond Fund	LSTAR Securities Investment Trust 2014-1
	3.25% due 09/01/21	9/25/14	4,400,000	4,400,000
	Cadence Bank North America
	6.25% due 06/28/29	6/6/14	1,200,000	1,221,000
	Cadence Financial Corp.
	4.88% due 06/28/19	6/6/14	250,000	251,250

			5,850,000	5,872,250

THE GUGGENHEIM FUNDS ANNUAL REPORT | 131

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Guggenheim Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Guggenheim Floating Rate Strategies Fund, Guggenheim High Yield Fund, Guggenheim Investment Grade Bond Fund, Guggenheim Limited Duration Fund, Guggenheim Macro Opportunities Fund, Guggenheim Municipal Income Fund and Guggenheim Total Return Bond Fund (seven of the series constituting the Guggenheim Funds Trust) (the “Funds”) as of September 30, 2014, and the related statements of operations, statements of changes in net assets, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian, agent banks, transfer agents and brokers or by other appropriate auditing procedures where replies from agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds (seven of the series constituting the Guggenheim Funds Trust) at September 30, 2014, and the results of their operations, the changes in their net assets, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
November 25, 2014

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OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2014, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying

Floating Rate Strategies Fund	0.11%
High Yield Fund	1.57%
Investment Grade Bond Fund	2.88%
Limited Duration Fund	6.71%
Macro Opportunities Fund	4.16%
Municipal Income Fund	0.00%
Total Return Bond Fund	2.53%

Additionally, the following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	% Qualifying

Floating Rate Strategies Fund	0.11%
High Yield Fund	1.57%
Investment Grade Bond Fund	2.88%
Limited Duration Fund	6.71%
Macro Opportunities Fund	4.16%
Municipal Income Fund	0.00%
Total Return Bond Fund	2.53%

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2014, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively:

Fund	% Qualifying	% STCG Qualifying

Floating Rate Strategies Fund	69.18%	100.00%
High Yield Fund	70.61%	0.00%
Investment Grade Bond Fund	45.65%	0.00%
Limited Duration Fund	29.88%	100.00%
Macro Opportunities Fund	52.98%	0.00%
Municipal Income Fund	0.00%	0.00%
Total Return Bond Fund	39.82%	0.00%

Municipal Income Fund designates $1,597,669 as tax-exempt interest income according to IRC Section 852(b)(5)(A).

With respect to the taxable year ended September 30, 2014, the Funds hereby designates as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year.

		LT Capital Gain
	LT Capital Gain	Using Proceeds from
Fund	Dividends	Shareholder Redemptions

Floating Rate Strategies Fund	$1,009,990	$ —
High Yield Fund	—	671,435
Limited Duration Fund	1,099	—

In January 2015, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2014.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

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OTHER INFORMATION (Unaudited) (continued)

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800- SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

330 Madison Avenue

10th Floor

New York, NY 10017

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

Distributor change

Effective March 3, 2014, Guggenheim Distributors, LLC (“GD”), the distributor for shares of the Funds was consolidated into and with Guggenheim Funds Distributors, LLC (“GFD”). Following the consolidation, GFD serves as the Funds’ distributor.

GD and GFD are both indirect, wholly-owned subsidiaries of Guggenheim Capital, LLC and, therefore, the consolidation will not result in a change of actual control of the Funds’ distributor. The primary goal of the consolidation is to achieve greater operational efficiencies and allow all of the Guggenheim funds, including funds that are not series of the Trusts, to be distributed by a single distributor.

The consolidation is not expected to affect the day-to-day management of the Funds or result in any material changes to the distribution of the Funds, including any changes to the distribution fees paid by the Funds.

Guggenheim Funds Trust

Guggenheim Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on November 8, 2013, is registered with the Securities and Exchange Commission (“SEC”) as an investment company. The Trust is an open-end management investment company that, upon the demand of the investor, must redeem its shares and pay the investor the next calculated NAV. The Guggenheim Enhanced World Equity Fund (“Enhanced World Equity Fund”), Guggenheim Large Cap Value Fund (“Large Cap Value Fund”), Guggenheim Mid Cap Value Fund (“Mid Cap Value Fund”), Guggenheim Mid Cap Value Institutional Fund (“Mid Cap Value Institutional Fund”), Guggenheim Small Cap Value Fund (“Small Cap Value Fund”), Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”), Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”) and Guggenheim World Equity Income Fund (“World Equity Income Fund”) (collectively, the “Funds”) were previously series (the “Predecessor Funds”) of Security Equity Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund (the “Predecessor Corporations”), different registered open-end investment companies, which were organized as Kansas corporations. In January 2014, at special meetings of shareholders, the shareholders of each Predecessor Fund approved the reorganization of each Predecessor Fund with and into a corresponding “shell” series of the Trust. The shell series of the Trust succeeded to the accounting and performance histories of the Predecessor Funds. Any such historical information provided for a series of the Trust that relates to periods prior to January 28, 2014, therefore, is that of the corresponding Predecessor Fund.

134 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited) (continued)

Effective January 28, 2014, the Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”), Guggenheim High Yield Fund (“High Yield Fund”), Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”), Guggenheim Limited Duration Fund (“Limited Duration Fund”), Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”), Guggenheim Municipal Income Fund (“Municipal Income Fund”), and Guggenheim Total Return Bond Fund (“Total Return Bond Fund”), which were series of Security Income Fund, a Kansas corporation, reorganized with and into corresponding series of Guggenheim Funds Trust, a Delaware Statutory Trust (each, a “Reorganization”). Upon completion of each Reorganization, the respective share classes of each Fund assumed the performance, financial and other historical information of those of the corresponding predecessor fund.

At a meeting of shareholders held on January 8, 2014, shareholders of the Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”) approved the reorganization of the Fund from a Kansas corporation to a Delaware statutory trust. After the close of business on September 23, 2014, the Fund, which is a series of Security Equity Fund, a Kansas corporation, will reorganize with and into a corresponding “shell” fund (the “New Fund”), which is a series of Guggenheim Funds Trust, a Delaware statutory trust. Upon completion of the Reorganization, shareholders of the Fund will own shares of the New Fund that are equal in number and in value to the shares of the Fund that were held by those shareholders immediately prior to the closing of the Reorganization. In addition, the New Fund will assume the performance, financial and other historical information of that of the Fund. Once the Reorganization is completed, the Fund will no longer be offered as a series of Security Equity Fund.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective January 28, 2014, the Trust is the successor of all of the existing and active series of Security Equity Fund (except for Guggenheim Alpha Opportunity Fund),1 Security Large Cap Value Fund, Security Mid Cap Growth Fund and Security Income Fund, each, a Kansas corporation (collectively, the “Corporations”), following the reorganization of each series of the Corporations with and into a corresponding “shell” series of the Trust (the “Reorganizations”). The Reorganizations, which were approved by the Boards of Directors of the Corporations (collectively, the “Board of Directors” or the “Predecessor Board” and the members of the Board of Directors individually, “Directors”), including the Directors who are not “interested persons,” as defined by the 1940 Act, of the Corporations (the “Independent Directors”), and by shareholders, were intended to, among other things, take advantage of various benefits available to registered investment companies organized as Delaware statutory trusts, including, but not limited to, Delaware’s comprehensive body of law related to investment companies which may reduce legal uncertainty and risk.

The Trust includes the following series (the “New Series”), each of which assumed the accounting and performance histories of the corresponding predecessor fund (a “Predecessor Fund” and collectively, the “Predecessor Funds”):

•	Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)[2]	•	Guggenheim Enhanced World Equity Fund (“Enhanced World Equity Fund”)

•	Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)	•	Guggenheim High Yield Fund (“High Yield Fund”)

•	Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)	•	Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

•	Guggenheim Limited Duration Fund (“Limited Duration Fund”)	•	Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

•	Guggenheim Mid Cap Value Institutional Fund (“Mid Cap Value Institutional”)	•	Guggenheim Mid Cap Value Fund (“Mid Cap Value Fund”)

•	Guggenheim Municipal Income Fund (“Municipal Income Fund”)	•	Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

•	Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth”)	•	Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core”)

•	Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)	•	Guggenheim World Equity Income Fund (“World Equity Income Fund”)

With the exception of Enhanced World Equity Fund, Floating Rate Strategies Fund, Limited Duration Fund, Macro Opportunities Fund and Total Return Bond Fund, Security Investors, LLC, also known as Guggenheim Investments (“Security Investors”) and an indirect subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm (“Guggenheim Partners”), serves as investment manager to each series of the Trust. (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.”) In this connection, the Trust and Security Investors have entered into four separate investment management agreements which group the New Series of the Trust to

[1]	At a meeting of shareholders held on January 8, 2014, shareholders of Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”), a series of Security Equity Fund, approved the reorganization of Alpha Opportunity Fund to a corresponding new series of the Trust (the “Alpha Opportunity Fund Reorganization”). Due to certain outstanding transactions with Lehman Brothers International Europe (“LBIE”) and its administrator, the Alpha Opportunity Fund Reorganization was delayed pending the resolution of the LBIE matter. Alpha Opportunity Fund was reorganized into the Trust on September 24, 2014.
[2]	Because the Alpha Opportunity Fund was not reorganized into the Trust until September 2014, at the time of the Board’s review of the investment advisory agreements Alpha Opportunity Fund was a series of the Security Equity Fund.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 135

OTHER INFORMATION (Unaudited) (continued)

correspond with the Predecessor Funds that were series of a common Corporation: (i) Mid Cap Value Fund, Mid Cap Value Institutional, Small Cap Value Fund, StylePlus—Large Core Fund, World Equity Income Fund and Alpha Opportunity Fund3, the corresponding Predecessor Funds of which were series of a common Corporation, Security Equity Fund; (ii) Large Cap Value Fund, the corresponding Predecessor Fund of which was the sole series of a Corporation, Security Large Cap Value Fund; (iii) StylePlus—Mid Growth, the corresponding Predecessor Fund of which was the sole series of a Corporation, Security Mid Cap Growth Fund; and (iv) Investment Grade Bond Fund, High Yield Fund and Municipal Income Fund, the corresponding Predecessor Funds of which were series of a common Corporation, Security Income Fund. (The New Series identified in (i) through (iv) above are collectively referred to herein as the “SI-Advised Funds.”) Under the terms of the applicable investment management agreement between the Trust and Security Investors, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “Sub-Advisory Agreement”).

GPIM serves as investment adviser with respect to each of Enhanced World Equity Fund, Floating Rate Strategies Fund, Limited Duration Fund, Macro Opportunities Fund and Total Return Bond Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”). In this connection, the Trust and GPIM have entered into three separate investment advisory agreements which group the GPIM-Advised Funds as follows: (i) Enhanced World Equity Fund, the corresponding Predecessor Fund of which was a series of Security Equity Fund; (ii) Floating Rate Strategies Fund, Macro Opportunities Fund and Total Return Bond Fund, the corresponding Predecessor Funds of which were series of a common Corporation, Security Income Fund; and (iii) Limited Duration Fund, the corresponding Predecessor Fund of which was a series of Security Income Fund. (The investment management agreements pertaining to the SI-Advised Funds and the investment advisory agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as the “Adviser” and together, the “Advisers.”) Under the supervision of the Board of Trustees of the Trust (the “Board” and the members of the Board individually, the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, a continuous investment program and direct the purchase and sale of securities and other investments for each Fund’s portfolio.

At a meeting held on November 11, 2013, in connection with other actions taken to pursue the Reorganizations, the Predecessor Board, including the Independent Directors, appointed each of the then-current investment manager/adviser for the Predecessor Funds to serve in such capacity to the corresponding New Series of the Trust (i.e., Security Investors and GPIM with respect to the SI-Advised Funds and the GPIM-Advised Funds, respectively). The Predecessor Board, including the Independent Directors, also approved for the Trust, on behalf of the New Series, the investment advisory and investment management agreements then in effect with respect to the Predecessor Funds (i.e., the Advisory Agreements and the Sub-Advisory Agreement). The sole initial shareholder of the New Series subsequently approved the Advisory Agreements and the Sub-Advisory Agreement, which are identical to the agreements then in place with respect to each of the Predecessor Funds in all material respects, except for the name of the signatory and the applicable state law, and became effective January 27, 2014.

At meetings held in person on April 17, 2014 (the “April Meeting”) and on May 12, 2014, (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Trustees who are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”), met separately from Guggenheim to consider the renewal of the Advisory Agreements and the Sub-Advisory Agreement in connection with the Committee’s annual contract review schedule.4 As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. In this connection, Independent Legal Counsel advised the Committee of: (i) the responsibilities of board members under applicable law; (ii) the standards for determining what constitutes an excessive fee as delineated by the courts and the factors the Trustees should consider in determining whether to approve the fee arrangements; and (iii) the disclosure requirements

[3]	At the time of the Board’s review of the investment advisory agreements, Security Investors served as investment manager to Alpha Opportunity Fund pursuant to an investment management agreement with Security Equity Fund. The investment management agreement with Security Investors transferred to the Trust upon the Alpha Opportunity Fund Reorganization.
[4]	Since the corresponding Predecessor Fund of Enhanced World Equity Fund was subject to an investment management agreement approved by the Board of Directors of Security Equity Fund for an initial term of two years at an in-person meeting of the Board held on February 13, 2013, and because the Fund has a limited operating history, it was not included in the contract renewal process conducted in April and May 2014 (the “2014 Contract Renewal Process”). Similarly, Limited Duration Fund was not included in the 2014 Contract Renewal Process because the corresponding Predecessor Fund of Limited Duration Fund was subject to an investment management agreement approved by the Board of Directors of Security Income Fund for an initial term of two years at an in-person meeting of the Board held on November 11, 2013. Another recently launched series of the Trust, the Guggenheim Risk Managed Real Estate Fund (the “Risk Managed Real Estate Fund”) also was excluded from the 2014 Contract Renewal Process because the investment advisory agreement between GPIM and the Trust, on behalf of the Risk Managed Real Estate Fund, was approved by the Board of Trustees of the Trust for an initial term of two years at an in-person meeting of the Board held on February 12, 2014. Accordingly, references herein to the “Funds” should be understood as referring to all series of the Trust, except Enhanced World Equity Fund, Limited Duration Fund and Risk Managed Real Estate Fund. In addition, references to the “Funds” should be understood as including Alpha Opportunity Fund. Since the Alpha Opportunity Fund Reorganization was not effected as of the April Meeting or May Meeting, the individuals who serve as the Independent Trustees, in their capacity as the Independent Directors of Security Equity Fund, considered the renewal of the Investment Management Agreement between Security Investors and Security Equity Fund, with respect to Alpha Opportunity Fund. Accordingly, all references hereafter to the steps taken by the “Independent Trustees” and the “Committee,” including the materials reviewed and factors considered, also refer to such parties in their corresponding capacities with respect to Alpha Opportunity Fund. Likewise, all action taken with respect to the Trust’s Advisory Agreements includes the Investment Management Agreement regarding Alpha Opportunity Fund.

136 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited) (continued)

pertaining to these approvals, as required by the Securities and Exchange Commission. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of the Advisers is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations it received (and received by the full Board) throughout the year regarding performance and operating results of the Funds (which, as noted, reflects the accounting and performance histories of the Predecessor Funds).

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. Guggenheim prepared a comprehensive presentation in response to a formal request for information sent by Independent Legal Counsel on behalf of the Committee. In addition, Guggenheim made a detailed presentation at the April Meeting, which addressed areas identified for discussion by the Committee Chair and Vice Chair and Independent Legal Counsel. Throughout the process, the Committee asked questions of management and requested certain additional information which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Materials”).

Among other things, Guggenheim provided: (i) organizational charts and presentations, staffing reports and biographies of those key personnel of each Adviser providing services to the Funds; (ii) descriptions of various functions performed by Guggenheim for the Funds, such as portfolio trading practices, brokerage matters, trade allocation and best execution; (iii) information regarding each Adviser’s compliance and regulatory history, including its Form ADV; and (iv) information concerning the parent company and overall Guggenheim organization and strategic plans and goals, all to assist the Committee in assessing the nature, extent and quality of services provided by each of Security Investors and GPIM, respectively. In addition, Guggenheim’s response included information comparing the investment performance, advisory fees and total expenses of the Funds to other funds (including such information presented in the FUSE reports as well as supplemental information prepared by Guggenheim), charts showing revenues for Guggenheim by product line and each Fund, including a break-out of various expenses, a description of the expense allocation methodology and information about the profitability of the Funds to Guggenheim Investments (the investment management business of Guggenheim Partners), financial information for Guggenheim Investments (unaudited), and information about Guggenheim’s compliance and risk management programs.

Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interests of the Funds to recommend that the Board approve the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional 12-month term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the information provided by Guggenheim concerning the education, experience, professional affiliations, area of responsibility and duties of all key personnel performing services for the Funds, including those personnel providing compliance oversight. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds and noted Guggenheim’s report on recent additions and departures in personnel who work on matters relating to the Funds or are significant to the operations of each Adviser. The Committee noted that on a regular basis the Board receives and reviews information from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. In addition, the Committee took into account the various compliance and risk management initiatives undertaken by Guggenheim, including, among other things, the hiring of a new Chief Risk Officer, Portfolio Management, responsible for implementing various initiatives related to the risks associated with the investment process, the organization’s risk management infrastructure and critical activities. The Committee also considered Guggenheim’s other initiatives intended to achieve greater enhancements and efficiencies in the organization’s ability to provide services to all of the registered investment companies for which Security Investors, GPIM or another Guggenheim affiliate serves as investment adviser/manager (including the Funds), such as efforts to streamline and simplify the organizational structure of Guggenheim’s advisory business, as reflected by the internal restructuring that consolidated the investment advisers, broker/dealers and other entities that comprise “Guggenheim Investments” under a new, single holding company, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). In this regard, the Committee considered that although the restructuring neither impacted the services rendered on a day-to-day basis to the Funds nor changed the ultimate ownership of the various Guggenheim entities involved, which, through GPIMH, continue to be indirect subsidiaries of Guggenheim Capital, LLC, Guggenheim stated that the restructuring will allow the financial statements of the various entities to be consolidated and audited, thus providing a clearer view of Guggenheim Investments’ business within the broader Guggenheim organization. Moreover, in connection with the Committee’s evaluation of the overall package of services provided by each Adviser, the Committee considered each Adviser’s administrative capabilities, including its role in monitoring and coordinating compliance responsibilities with the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds.

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With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning GPIMH. (The Committee received the audited financial statements of GPIMH once available following the May Meeting.)

The Committee also considered the acceptability of the terms of each Advisory Agreement (including the scope of services required to be performed by each Adviser). Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of each Adviser’s quality of performance of its duties through Board meetings, discussions, and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received for each Fund investment returns for the five-year, three-year, one-year and three-month periods ended December 31, 2013, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a peer group of similar funds and a broader universe of funds identified by FUSE, in each case for the same periods and, with respect to performance universe rankings for each Fund as to the returns of Class A shares, also for the ten-year period ended December 31, 2013, as applicable. The Committee received from FUSE representatives and considered a description of the methodology employed by FUSE for identifying each Fund’s peer group and universe for performance and expense comparisons.

In seeking to evaluate Fund performance over a full market cycle, the Committee generally focused its attention first on five- and three-year performance rankings as compared to the relevant universe of funds, but also considered more recent performance periods, including the one-year period and, as deemed appropriate, the three-month period, for certain Funds such as for those Funds that were recently launched or had undergone recent changes in the composition of the portfolio management team and/or the investment strategies employed. In this connection, the Committee made the following observations:

•	Alpha Opportunity Fund: The Fund’s Class A shares outperformed the performance universe median for the five- and three-year periods, ranking in the 1st percentile for both periods. In light of the resignation of Mainstream Investment Advisors, LLC, effective, September 30, 2013, as the Fund’s sub-adviser for the domestic long/short sub-portfolio of the Fund, the Committee also considered more recent performance periods, including the one-year period and the three-month period.[5] In this connection, the Committee noted that Security Investors assumed investment management responsibility for the domestic long/short sub-portfolio as of September 30, 2013. The Committee observed that the Fund’s Class A shares outperformed the performance universe median for the one-year and three-month periods ended December 31, 2013, ranking in the 5th and 13th percentile, respectively. The Committee also noted information provided by Guggenheim that the Fund’s performance for the periods ended December 31, 2013 was comparable to the Fund’s benchmark, the S&P 500 Index, for the one- and three-year periods and better than the Fund’s benchmark for the five-year period, and lagged the benchmark for the three-month period. The Committee also considered the circumstances affecting the management of the Fund as a result of the Fund’s prime broker, Lehman Brothers International Europe (“LBIE”), being placed into administration on September 15, 2008. The Fund’s exposure to LBIE consists of short sale proceeds held by LBIE, and restricted long positions held at the Fund’s custodian, as collateral for such short sales. Until such time as the liability for short sales was settled and all restrictions were removed by LBIE and Lehman Brothers, Inc. (“LBI”), the Fund could not sell such restricted long positions and/or utilize the restricted cash balances to achieve the Fund’s investment objectives and/or meet Fund redemptions or other Fund obligations. In evaluating the services provided by the Adviser and the performance of the Fund, the Committee also considered Guggenheim’s efforts to resolve the issues with LBIE and LBI and to seek the release of the collateral by LBIE and LBI in conjunction with the potential settlement of LBIE’s claim. In addition, the Committee took into account information received from Guggenheim regarding the minimum assets required to manage the Fund’s assets consistent with the Fund’s investment objectives and the undertaking made by Guggenheim to assure adequate liquidity to meet Fund redemptions.

•	Floating Rate Strategies Fund: The returns of the Class A shares exceeded the median of its performance universe in both the one-year and three-month periods, ranking in the 19th and 32nd percentile, respectively. The Fund, which commenced operations on November 30, 2011, also outperformed its benchmark, the Credit Suisse Leveraged Loan Index for the one-year and three-month periods, according to information provided by Guggenheim.

[5]	Prior to September 30, 2013, Mainstream Investment Advisers, LLC (“Mainstream”) acted as sub-adviser to Alpha Opportunity Fund. Pursuant to an investment sub-advisory agreement, Mainstream furnished investment advisory services, supervised and arranged for the purchase and sale of securities on behalf of a portion of the assets of Alpha Opportunity Fund and provided for the compilation and maintenance of records pertaining to such investment advisory services, subject to the supervision of Security Investors and the Board of Directors of Security Equity Fund. Effective September 30, 2013, Mainstream resigned as sub-adviser to Alpha Opportunity Fund and Security Investors assumed all advisory obligations and responsibilities.

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•	High Yield Fund: While the returns of the Class A shares underperformed the median of its performance universe for the three-year period and ranked in the third quartile (72nd percentile), returns for the five-year period exceeded the performance universe median and ranked in the first quartile (4th percentile) and recent performance for the one-year period also ranked in the first quartile (3rd percentile). The Committee also noted information provided by Guggenheim that the Fund outperformed its benchmark, the Barclays Capital U.S. Corporate High Yield Index, for the five-year and one-year periods, but lagged the benchmark for the three-year period and that the current portfolio management team for the Fund began management in August 2012 and, since that time period, performance has ranked in the first quartile and has outperformed its benchmark. In light of the foregoing, the Committee focused, in particular, on the Fund’s recent performance, including the one-year and three-month periods ended December 31, 2013, and, with respect to the latter, noted that the FUSE report ranked the Fund in the first quartile (1st percentile).

•	Investment Grade Bond Fund: The Fund’s Class A shares outperformed the performance universe median for the five- and three-year periods, ranking in the 46th and 8th percentile, respectively. The Committee also noted information provided by Guggenheim that the Fund outperformed its benchmark, the Barclays Capital U.S. Aggregate Index, for the five-year and three-year periods and that the current portfolio manager began management in August 2012 and, since that time, performance has been in the 1st quartile. The Committee considered that the FUSE report listed the Fund’s performance for the one-year and three-month periods in the 1st percentile and 4th percentile, respectively.

•	Large Cap Value Fund: The returns of the Class A shares exceeded the median of the performance universe for the five-year period, but underperformed the median for the three-year and one-year periods and ranked in the 49th percentile, 79th percentile and 55th percentile for the five-, three- and one-year periods, respectively. The Committee concluded that longer-term performance and other factors relevant to performance were sufficient to warrant continuation of the Advisory Agreement with respect to the Fund. In this regard, the Committee considered that the Adviser had taken steps designed to mitigate risks associated with the portfolio by enhancing the risk management and portfolio analytics processes. The Committee also noted the presentation provided by the Fund’s portfolio manager at the April Meeting, as requested by the Committee. The Committee took into account the portfolio management team’s view that market conditions over the past several years have posed challenges for disciplined, long-term value investors, the long-term investment process employed for the Fund remains effective and, importantly, Guggenheim’s senior personnel responsible for overseeing performance supported this view and expressed confidence in the team’s capabilities, noting that, according to Morningstar peer group rankings based on total returns as of March 31, 2014, the Fund ranked in the 1st quartile (18th percentile) for the year-to-date. In light of all of the foregoing, the Committee determined to consider a longer term performance track record as part of its assessment of Fund performance and took into account the additional performance metrics provided by Guggenheim, including information that, as of December 31, 2013, the Fund ranked in the 25th percentile of its peer group since inception (July 1, 2005) based on gross returns.

•	Macro Opportunities Fund: The returns of the Fund’s Class A shares ranked in the 13th and 1st percentile of its performance universe for the one-year and three-month periods, respectively, and outperformed the performance universe median for each of these periods. The Committee considered information provided by Guggenheim indicating that the Fund, which commenced operations on November 30, 2011, outperformed its benchmark, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, for the one-year and three-month periods ended December 31, 2013.

•	Mid Cap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year, three-year and one-year periods and ranked in the 83rd, 67th and 79th percentile for the five-year, three-year and one-year periods, respectively. The Committee concluded that longer-term performance and other factors relevant to performance were sufficient to warrant continuation of the Advisory Agreement with respect to the Fund. In this regard, the Committee considered that the Adviser had taken steps designed to mitigate risks associated with the portfolio by enhancing the risk management and portfolio analytics processes. The Committee also noted the presentation provided by the Fund’s portfolio manager at the April Meeting, as requested by the Committee. The Committee took into account the portfolio management team’s view that market conditions over the past several years have posed challenges for disciplined, long-term value investors, the long-term investment process employed for the Fund remains effective and, importantly, Guggenheim’s senior personnel responsible for overseeing performance supported this view and expressed confidence in the team’s capabilities, noting that, according to Morningstar peer group rankings based on total returns as of March 31, 2014, the Fund ranked in the 1st quartile (13th percentile) for the year-to-date. The Committee also noted Guggenheim’s statement that the underperformance is heavily influenced by the lagging performance in calendar year 2011 where growth and large cap stocks were rewarded over value and small cap. In light of all of the foregoing, the Committee determined to consider a longer term performance track record as a part of its assessment of Fund performance and, in this regard, noted that the FUSE report listed the Fund’s performance for the ten-year period ended December 31, 2013 in the 1st quartile (11th percentile) and that, according to Guggenheim, the Fund outperformed its benchmark over the same period and since inception.

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•	Mid Cap Value Institutional: The Fund’s returns underperformed the performance universe median for the five-year, three-year and one-year periods and ranked in the 69th, 80th and 83rd percentile for the five-year, three-year and one-year periods, respectively. However, the Committee concluded that other factors relevant to performance were sufficient to warrant continuation of the Advisory Agreement with respect to the Fund. In this connection, the Committee considered the presentation provided by the Fund’s portfolio management team at the April Meeting, as requested by the Committee. The Committee also took into account the portfolio management team’s view that market conditions over the past several years have posed challenges for disciplined, long-term value investors, the long-term investment process employed for the Fund remains effective and, importantly, Guggenheim’s senior personnel responsible for overseeing performance supported this view and expressed confidence in the team’s capabilities, noting that, according to Morningstar peer group rankings based on total returns as of March 31, 2014, the Fund ranked in the 1st quartile (14th percentile) for the year-to-date. The Committee also noted Guggenheim’s statement that the underperformance is heavily influenced by the lagging performance in calendar year 2011 where growth and large cap stocks were rewarded over value and small cap stocks.

•	Municipal Income Fund: The Committee considered that Security Investors does not directly manage the investment portfolio but has delegated such duties to GPIM. Based on the information provided and the review of the Fund’s investment performance, the Committee concluded that Security Investors had appropriately reviewed and monitored GPIM’s investment performance as Sub-Adviser to the Fund.

•	Small Cap Value Fund: The returns of the Fund’s Class A shares exceeded the median of its performance universe for the five-year and three-year periods, ranking in the 6th and 45th percentile, respectively. The Committee also considered information provided by Guggenheim stating that the Fund’s performance exceeded its benchmark, the Russell 2000 Value Index, for the five-year and three-year periods ended December 31, 2013. The Committee also noted supplemental information provided by the Fund’s portfolio management team indicating that since inception (August 1, 2008), the Fund has ranked in the 1st percentile of its peer group based on gross returns.

•	StylePlus —Large Core: The Fund’s Class A shares underperformed the performance universe median for the five-year and three-year periods, ranking in the 78th and 93rd percentile, respectively. However, the Committee concluded that other factors relevant to performance were sufficient to warrant continuation of the Advisory Agreement with respect to the Fund, including that the Adviser had taken steps designed to help improve the Fund’s investment performance by implementing a strategy change along with a new portfolio management team. In this regard, the Committee considered that the Fund’s current portfolio management team assumed responsibility for management of the Fund on May 1, 2013. In light of the foregoing, the Committee took into account Guggenheim’s statement that the Fund’s performance has improved since the changes were implemented and that the Fund’s annualized net return for the period from May 1, 2013 through December 31, 2013 was 16.86%, as compared to the 17.43% return of the Fund’s benchmark, the S&P 500 Index, and outperformed the benchmark for the three-month period ended December 31, 2013. The Committee also considered that the FUSE report listed the Fund’s performance for the three-month period ended December 31, 2013 in the 1st quartile (25th percentile). Finally, the Committee noted that according to Morningstar peer group rankings based on total returns as of March 31, 2014, as provided by Guggenheim, the Fund ranked in the 1st quartile (14th percentile) for the year-to-date.

•	StylePlus —Mid Growth: The Fund’s Class A shares underperformed the performance universe median for the five-year and three-year periods, ranking in the 70th and 78th percentile, respectively. However, the Committee concluded that other factors relevant to performance were sufficient to warrant continuation of the Advisory Agreement with respect to the Fund, including that the Adviser had taken steps designed to help improve the Fund’s investment performance by implementing a strategy change along with a new portfolio management team. In this regard, the Committee considered that the Fund’s current portfolio management team assumed responsibility for management of the Fund on May 1, 2013. In light of the foregoing, the Committee took into account Guggenheim’s statement that the Fund’s performance has improved since the changes were implemented and that the Fund’s annualized net return for period from May 1, 2013 through December 31, 2013 was 19.88%, as compared to the 19.97% return of the Fund’s benchmark, the Russell Mid Cap Growth Index, and outperformed the benchmark for the three-month period ended December 31, 2013. The Committee also considered that the FUSE report listed the Fund’s performance for the three-month period ended December 31, 2013 in the 40th percentile. Finally, the Committee noted that according to Morningstar peer group rankings based on total returns as of March 31, 2014, as provided by Guggenheim, the Fund ranked in the 1st quartile (22nd percentile) for the year-to-date.

•	Total Return Bond Fund: The returns of the Fund’s Class A shares ranked in the 1st quartile (the 3rd and 4th percentile, respectively) of its performance universe for the one-year and three-month periods, respectively. The Committee considered information provided by Guggenheim indicating that the Fund, which commenced operations on November 30, 2011, outperformed its benchmark, the Barclays Capital U.S. Aggregate Index, as well as the Fund’s peer group average, for the one-year and three-month periods ended December 31, 2013.

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•	World Equity Income Fund: The Fund’s Class A shares underperformed the performance universe median for the five-year and three-year periods, ranking in the 96th and 95th percentile, respectively. However, the Committee concluded that other factors relevant to performance were sufficient to warrant continuation of the Advisory Agreement with respect to the Fund, including that the Adviser had taken steps designed to help improve the Fund’s investment performance by implementing a strategy change along with a new portfolio management team in August 2013. Thus, the Committee took into account that according to Morningstar peer group rankings based on total returns as of March 31, 2014, as provided by Guggenheim, the Fund ranked in the 1st quartile (12th percentile) for the year-to-date and outperformed its benchmark, the MSCI World Index, over the same period.

After reviewing the foregoing and related factors, the Committee concluded, within the context of its overall conclusions regarding the Advisory Agreements, that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts relating to investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Investment Manager from its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee and total net expense ratio to the applicable peer group and compared each Fund’s total net expense ratio to its universe of funds for the various classes. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements) of the peer group of funds. In addition, the Committee considered each Fund’s advisory fee as compared to the advisory fee charged by the applicable Adviser to another fund with a similar investment objective and strategies, as applicable, noting that, in certain instances, the Adviser charges a lower advisory fee to other clients for which it provides comparable services. In this regard, the Committee considered Guggenheim’s explanation that lower fees are charged in certain instances due to numerous factors, including the scope of contract, types of investors, applicable regulation and legal structures, tax status, and for historical pricing reasons.

In further considering the comparative fee and expense data presented in the Contract Materials and addressed by Guggenheim, the Committee made the following observations:

•	Alpha Opportunity Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is below the median of its peer group (39th percentile) and the asset weighted total net expense ratio is in the third quartile (72nd percentile). In addition, the Adviser has entered into an expense limitation agreement with respect to the Fund.

•	Floating Rate Strategies Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (64th percentile) of its peer group and the asset weighted total net expense ratio is below the peer group median (36th percentile). In addition, the Adviser has entered into an expense limitation agreement with respect to the Fund.

•	High Yield Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is below the median of its peer group (41st percentile) and the asset weighted total net expense ratio is in the third quartile (63rd percentile). In addition, the Adviser has entered into an expense limitation agreement with respect to the Fund.

•	Investment Grade Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is at the 51st percentile of its peer group and the asset weighted total net expense ratio is in the fourth quartile (88th percentile). In addition, the Adviser has entered into an expense limitation agreement with respect to the Fund.

•	Large Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are each below the peer group median (at the 30th and 19th percentile, respectively). In addition, the Adviser has entered into an expense limitation agreement with respect to the Fund.

•	Macro Opportunities Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (89th percentile) of its peer group and the asset weighted total net expense ratio is in the third quartile (65th percentile). The Committee considered Guggenheim’s statement that the Fund is unique to its peer group in that it has a broader investment mandate with greater opportunistic flexibility. In this connection, the Committee noted that the Fund’s performance has been relatively strong. In addition, the Adviser has entered into an expense limitation agreement with respect to the Fund.

•	Mid Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (85th percentile) of its peer group and the asset weighted total net expense ratio is in the third quartile (72nd percentile). Although higher than median, the contractual advisory fee and the total net expense ratio for each class of shares was within a competitive range of the median of the peer group. For example,

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the Class A contractual advisory fee of 0.79% is 2 basis points above the peer group median and the total net expense ratio of 1.39% is 9 basis points above the peer group median.

•	Mid Cap Value Institutional Fund: The contractual advisory fee percentile rank is in the first quartile (17th percentile) of its peer group and the total net expense ratio is in the third quartile (67th percentile) of its peer group.

•	Municipal Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (8th percentile) of its peer group and the asset weighted total net expense ratio is in the 55th percentile. In addition, the Adviser has entered into an expense limitation agreement with respect to the Fund.

•	Small Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (77th percentile) of its peer group and the asset weighted total net expense ratio is below the peer group median (43rd percentile). The Committee also considered that the Fund’s long-term performance has been strong. In addition, the Adviser has entered into an expense limitation agreement with respect to the Fund.

•	StylePlus—Large Core: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (67th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (92nd percentile). Although the total net expense ratio for each class is higher than its peer group median, the contractual advisory fee (0.75%), at four to five basis above the peer group median for each class, was deemed to be within a reasonable range.

•	StylePlus—Mid Growth: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (23rd percentile) and the asset weighted total net expense ratio is in the fourth quartile (93rd percentile) of its peer group. The Committee noted Guggenheim’s statement that the fund’s total net expense ratio is slightly higher but comparable to its peer group average.

•	Total Return Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (63rd percentile) of its peer group and the asset weighted total net expense ratio is below the peer group median (28th percentile). In addition, the Adviser has entered into an expense limitation agreement with respect to the Fund.

•	World Equity Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is below the peer group median (45th percentile) and the Fund’s asset weighted total net expense ratio is in the fourth quartile (88th percentile) of its peer group.

With respect to the costs of services provided and profits realized by Guggenheim from its relationship with the Funds, the Committee reviewed a profit and loss statement for each Fund setting forth the revenues received from gross advisory fees, the expenses incurred in providing services to the Funds, the pre-tax operating margin and profitability rate and each Fund’s average assets for the twelve months ended December 31, 2012 and December 31, 2013, and information with respect to Guggenheim’s allocation methodologies used in preparing the profitability data.

The Committee considered other benefits available to each Adviser because of its relationship with the Funds and noted that Security Investors and GPIM may be deemed to benefit from arrangements whereby an affiliate, Rydex Fund Services, LLC, receives fees for: (i) performing certain administrative functions and bookkeeping, accounting and pricing functions for the Funds pursuant to a Fund Accounting and Administration Agreement; and (ii) acting as transfer agent for the Funds and performing all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications, and acting as the dividend disbursing agent pursuant to a Transfer Agency Agreement. The Committee reviewed the compensation arrangements for the provision of the foregoing services. The Committee also noted Guggenheim’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds. Based on all of the information provided and its review, the Committee determined that Guggenheim’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale to be Realized: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. In this connection, the Committee considered management’s view that Guggenheim continues to add system resources as required to develop its infrastructure in response to the growth in the firm’s assets and there is an opportunity to optimize economies of scale across the firm’s array of products and product lines. Therefore, although Guggenheim may be realizing economies of scale and efficiencies due to its growth, it is concurrently realizing new costs and expenses associated with investment in its infrastructure.

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In addition, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund. The Committee also took into account Guggenheim’s statement that generally the Funds’ assets are not sufficiently large to warrant breakpoints, with only four Funds—Floating Rate Strategies Fund, Macro Opportunities Fund, Mid Cap Value Fund and Mid Cap Value Institutional Fund—having assets in excess of $500 million as of March 13, 2014. With respect to the four Funds noted, the Committee noted that none of the Funds had levels of profitability that were outliers and made the following observations:

•	Floating Rate Strategies Fund: The Adviser has entered into an expense limitation agreement with respect to the Fund. In addition, the Fund’s asset weighted total net expense ratio is below the peer group median (36th percentile).

•	Macro Opportunities Fund: The Fund is relatively new and the Adviser has entered into an expense limitation agreement with respect to the Fund. Although the contractual advisory fee is in the fourth quartile of its peer group, the total net expense ratio is competitive with the peer group median. In addition, as noted, the Committee considered Guggenheim’s statement that the Fund is unique to its peer group in that it has a broader investment mandate with greater opportunistic flexibility.

•	Mid Cap Value Fund: The Fund’s contractual advisory fee is in line with the peer group median and the total net expense ratio is competitive with the peer group median.

•	Mid Cap Value Institutional Fund: The Fund’s contractual advisory fee ranks in the first quartile (17th percentile) of its peer group and the total net expense ratio is competitive with the peer group median.

The Committee determined that the advisory fee structure for the Funds was reasonable.

Sub-Advisory Agreement
Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by GPIM (referred to in this discussion as the “Sub-Adviser”), the Committee considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to Municipal Income Fund. The Committee also considered the information provided by the Sub-Adviser concerning the Sub-Adviser’s investment practices and techniques, risk management processes, compliance policies and procedures, brokerage allocation, best execution and trade allocation, among other things. With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, the Committee recalled the review of certain unaudited financial information concerning GPIMH by the Chief Financial Officer of Guggenheim Investments.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of the Sub-Adviser’s quality of performance of its duties through Board meetings, discussions and reports throughout the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve Municipal Income Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.

Investment Performance: The Committee considered that the returns of the Fund’s Class A shares exceeded the median of its performance universe for the five-year period and underperformed the median for the three-year period and ranked in the 1st percentile and 82nd percentile, respectively. The Committee took into account information provided by Guggenheim stating that the Fund’s performance for the periods ended December 31, 2013 outperformed the Fund’s benchmark, the Barclays Capital U.S. Municipal Long Bond Index, for the one-year and three-month periods, lagged the benchmark for the three-year period and outperformed the benchmark for the five-year period. In light of the foregoing, the Committee also noted that the FUSE report listed the Fund’s performance for the three-month period ended December 31, 2013 in the 1st quartile (9th percentile). In addition, the Committee considered Guggenheim’s statement that the Fund was converted from a closed-end fund in January 2012 and since the conversion has outperformed its benchmark.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from its Relationship with the Fund: The Committee reviewed the level of sub-advisory fees payable to GPIM, noting that the fees would be paid by Security Investors and do not impact the fees paid by the Fund. The Committee also compared the sub-advisory fee paid by the Adviser to the Sub-Adviser to the fees charged by the Sub-Adviser to other clients including other registered investment companies.

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Economies of Scale to be Realized: The Committee recognized that, because the Sub-Adviser’s fees would be paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements - Economies of Scale to be Realized” above.)

Overall Conclusions
Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Agreements is in the best interests of each Fund. In reaching this conclusion, no single factor was determinative and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional 12-month term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

		Term of Office		Number of Portfolios in
Name, Address* and Year of Birth	Position(s) Held with the Trust	and Length of Time Served**	Principal Occupation(s) During Past Five Years	Fund Complex Overseen	Other Directorships Held by Trustees

INDEPENDENT TRUSTEES

Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	92	Current: Trustee, Purpose, Inc. (2014-present).

Donald A. Chubb, Jr. (1946)	Trustee and Vice Chairman of the Board	Since 1994	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc.(1997-present).	88	None.

Jerry B. Farley (1946)	Trustee and Vice Chairman of the Audit Committee	Since 2005	Current: President, Washburn University(1997-present).	88	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust(2000-present).

Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and President, Roman Friedrich & Company (1998-present).	88	Current: Zincore Metals, Inc. (2009-present).
			Former: Senior Managing Director, MLV & Co. LLC (2010-2011).		Former: Mercator Minerals Ltd. (2013-2014); First. Americas Gold Corp.(2012-2014); Blue Sky Uranium Corp. (2011-2012);Axiom Gold and Silver Corp. (2011-2012);Stratagold Corp.(2003-2009); GFM Resources Ltd. (2005-2010).

Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2014	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	88	Current: Peabody Energy Company (2003-present);GP Natural Resource Partners, LLC (2002-present).

Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Nyberg & Cassioppi, LLC(2000-present). Former: Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	94	Current: Edward-Elmhurst Healthcare System(2012-present).

Maynard F. Oliverius (1943)	Trustee and Vice Chairman of the Contracts Review Committee	Since 1998	Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	88	None.

Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014	Current: Portfolio Consultant (2010-present).	91	Former: Bennett Group of Funds (2011-2013).
			Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management(1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999);Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).
INTERESTED TRUSTEE

Donald C. Cacciapaglia*** (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments(2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	220	Current: Delaware Life(2013-present); Guggenheim Life and Annuity Company(2011-present); Paragon Life Insurance Company of Indiana(2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850
**	Each Trustee serves an indefinite term, until his successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of his position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 145

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years

OFFICERS

Joseph M. Arruda (1966)	Assistant Treasurer	Since 2010	Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

William H. Belden, III (1965)	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).

Mark J. Furjanic (1959)	Assistant Treasurer	Since 2014	Current: Vice President, Guggenheim Investments (2005-present); Assistant Treasurer, certain other funds in the Fund Complex (2008-present). Former: Senior Manager, Ernst & Young LLP (1999-2005).
James Howley (1972)	Assistant Treasurer	Since 2014	Current: Director, Guggenheim Investments (2004-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Amy J. Lee (1961)	Vice President and Chief Legal Officer	Since 1987 (Secretary) Since 2007 (Vice President)	Current: Chief Legal Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (April 2014-present); Associate, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).

Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012	Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC(2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Alison Santay (1974)	AML Officer	Since 2013	Current: AML Officer, certain other funds in the Fund Complex (2010-present); Director and AML Officer, Rydex Fund Services, LLC (2010-present); AML Officer, Security Investors, LLC (2010-present); Director, Shareholder Risk and Compliance, Rydex Fund Services, LLC (2004-present).

Former: AML Officer, Guggenheim Distributors, LLC (2013-March 2014).

Kimberly Scott (1974)	Assistant Treasurer	Since 2014	Current: Vice President, Guggenheim Investments (2012-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (April 2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer	Since 2014	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex(2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex(2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation

146 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Security Distributors, Inc., Guggenheim Partners Investment Managers, LLC, and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 147

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited) (concluded)

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

148 | THE GUGGENHEIM FUNDS ANNUAL REPORT

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9.30.2014

Guggenheim Funds Annual Report

Guggenheim Funds Trust - Equity

Guggenheim Alpha Opportunity Fund

Guggenheim Enhanced World Equity Fund

Guggenheim Large Cap Value Fund

Guggenheim Risk Managed Real Estate Fund

Guggenheim Small Cap Value Fund

Guggenheim StylePlus—Large Core Fund

Guggenheim StylePlus—Mid Growth Fund

Guggenheim World Equity Income Fund

SBE-ANN-0914x0915	guggenheiminvestments.com

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With Guggenheim Investments eDelivery you can:

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This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Funds Distributors, LLC. GI-GOGREEN-0414 x0415 #12604

DEAR SHAREHOLDER	2

ECONOMIC AND MARKET OVERVIEW	4

ABOUT SHAREHOLDERS’ FUND EXPENSES	6

ALPHA OPPORTUNITY FUND	10

ENHANCED WORLD EQUITY FUND	18

LARGE CAP VALUE FUND	26

RISK MANAGED REAL ESTATE FUND	36

SMALL CAP VALUE FUND	46

STYLEPLUS—LARGE CORE FUND	56

STYLEPLUS—MID GROWTH FUND	68

WORLD EQUITY INCOME FUND	80

NOTES TO FINANCIAL STATEMENTS	90

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	105

OTHER INFORMATION	106

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	118

GUGGENHEIM INVESTMENTS PRIVACY POLICIES	120

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2014

Dear Shareholder:

Security Investors, LLC and Guggenheim Partners Investment Management (the “Investment Advisers”) are pleased to present the annual shareholder report for one or more of our Funds (the “Funds”) for the year ended September 30, 2014. The Investment Advisers are part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Manager’s Commentary for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President
October 31, 2014

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Alpha Opportunity Fund may not be suitable for all investors. • Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market, or that the stock’s price will decline in value. • Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

Enhanced World Equity Fund may not be suitable for all investors. • Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. • The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). Additionally, the Fund’s exposure to foreign currencies subjects the fund to the risk that those currencies will decline in value relative to the U.S. Dollar. • The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. • The Fund’s investments in other investment vehicles subject the fund to those risks and expenses affecting the investment vehicle. • The Fund’s investment in fixed income securities will change in value in response to interest rate changes and other factors. In general, bond prices rise when interest rates fall and vice versa. • The Fund’s exposure to high yield securities may subject the Fund to greater volatility. • The Fund may invest in bank loans and asset-backed securities, including mortgage backed, which involve special types of risks. • The Fund may invest in restricted securities which may involve financial and liquidity risk. • The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if it had not been leveraged. • You may have a gain or loss when you sell your shares. • See the prospectus for more information on these and other risks.

Large Cap Value Fund may not be suitable for all investors. • An investment in the Fund will fluctuate and is subject to investment risks, which means an investor could lose money. • The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. The Fund is subject to risk that large-capitalization stocks may under perform other segments of the equity market or the equity markets as a whole.

Risk Managed Real Estate Fund may not be suitable for all investors. • Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time • Investing involves risk, including the possible loss of principal. • There are no assurances that any fund will achieve its objective and/or strategy. • The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. • The Fund’s use of derivatives such as futures, options and swap agreements may expose the fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. • When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. • The more the Fund invests in leveraged instruments, the more the leverage will

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2014

magnify any gains or losses on those investments. • The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. • The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. • The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). • The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. • Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the funds’ holdings in issuers of the same or similar offerings. • This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. • Short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. This strategy may not be suitable for all investors. • The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. • You may have a gain or loss when you sell you shares. • It is important to note that the Fund is no guaranteed by the U.S. government. • Please read the prospectus for more detailed information regarding these and other risks.

Small Cap Value Fund may not be suitable for all investors. • An investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. • The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. • Investments in small-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies.

StylePlus—Large Core Fund may not be suitable for all investors. • Investments in large capitalization stocks may underperform other segments of the equity market or the equity market as a whole. • Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing companies. Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down. • The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. • The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. • The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. • The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). • The Fund may invest in fixed income securities whose market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. A The Fund’s exposure to high yield securities may subject the Fund to greater volatility. • The Fund may invest in bank loans and asset-backed securities, including mortgage backed, which involve special types of risks. • The Fund may invest in restricted securities which may involve financial and liquidity risk. • You may have a gain or loss when you sell your shares. • It is important to note that the Fund is not guaranteed by the U.S. government. A Please read the prospectus for more detailed information regarding these and other risks.

StylePlus—Mid Growth Fund may not be suitable for all investors. • Investments in mid-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. • Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing companies. • The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. • The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. • The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. • The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). • The Fund may invest in fixed income securities whose market value will change in response to interest rate changes and market conditions, among other factors. In general, bond prices rise when interest rates fall and vice versa. • The Fund’s exposure to high yield securities may subject the Fund to greater volatility. • The Fund may invest in bank loans and asset-backed securities, including mortgage backed, which involve special types of risks. • The Fund may invest in restricted securities which may involve financial and liquidity risk. • You may have a gain or loss when you sell your shares. • It is important to note that the Fund is not guaranteed by the U.S. government. Please read the prospectus for more detailed information regarding these and other risks.

World Equity Income Fund may not be suitable for all investors. •Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. •The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets are generally subject to an even greater level of risks). Additionally, the Fund’s exposure to foreign currencies subjects the fund to the risk that those currencies will decline in value relative to the U.S. Dollar. • The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. •The Fund’s use of leverage, through instruments such as derivatives, may cause the fund to be more volatile than if it had not been leveraged. •The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. •The Fund may have significant exposure to securities in a particular capitalization range e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the pre-denominate capitalization range may underperform other segments of the equity market or the equity market as a whole. A Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2014

Despite market volatility rising in October, for the year ended September 30, data on everything from hiring to housing conveys that the U.S. economy is firing on all cylinders. Overcoming a first-quarter weather-related soft patch, second-quarter GDP was revised upward to 4.6%, led by business investment. Durable goods orders surged over the summer and consumer confidence was at multi-year highs, despite a lower reading for the last part of the period. With tailwinds for economic growth gathering, we could see a strong third quarter GDP reading.

September’s addition of 248,000 non-farm payroll jobs was, on the surface, at least a strong figure and certainly not something to be discounted. However, investor optimism about the report, which also showed the unemployment rate falling to 5.9%—its lowest level since 2008—masked the fact that average hourly earnings were unchanged. Economic data late in the period included disappointing factory orders, poor construction spending, and weaker-than-expected ISM manufacturing data. The most recent decline in the U.S. Conference Board Consumer Confidence Index was worrisome.

The U.S. economy is certainly doing well enough to suggest higher interest rates ahead. With quantitative easing ending in the U.S. in October 2014 and the Fed preparing investors for a higher federal funds rate, the stage is set for U.S. interest rates to move higher. However, our view is that, despite a strengthening U.S. economy, the greater risk is that interest rates head lower in the near term.

Following the “taper tantrum” last year, before rates were able to reach historical norms, the average rate on a 30-year mortgage spiked almost a full percentage point in two months—the sharpest rise since the late 1990s—resulting in an abrupt housing slowdown, which slowed the U.S. economy materially.

In addition, U.S. Treasury yields are still materially higher than those in any other developed market. The spread between 10-year U.S. Treasuries and comparable German bunds reached 157 basis points in September, its widest level since 1999, and the spread between 10-year Treasuries and 10-year Japanese government bonds was recently 189 basis points. With developments in the Middle East increasingly troubling and turbulence continuing elsewhere from Ukraine to Hong Kong, the relative price value of U.S. government bonds versus other safe haven investments should continue to be a factor keeping U.S. interest rates low.

International economic data remain weak. Euro zone economic confidence is falling as the entire region continues to battle below-target inflation. At the start of September, the European Central Bank cut interest rates and signaled their intent to launch a program to purchase asset-backed securities and covered bonds to stimulate the dismal economy. In Japan, retail sales fell month-over-month in August, while industrial production falters.

Economic data around the world confirms our view that central banks are likely to renew efforts to force liquidity into the global financial system, which in turn further supports our positive outlook for risk assets. However, positive returns are unlikely without volatility. While markets continue to rally, gains are becoming more grudging. The upward momentum in U.S. stocks has deteriorated meaningfully while credit spreads, specifically high-yield spreads, have widened significantly over the past number of weeks. While the bull market trend remains intact, as the appreciation in risk assets continues it becomes more likely that this ageing advance will, at some point, experience a correction.

For the year ended September 30, 2014, the return of the Standard & Poor’s 500® Index* (“S&P 500”) was 19.73%. The Barclays U.S. Aggregate Bond Index* returned 3.96% for the year, while the Barclays U.S. Corporate High Yield Index* returned 7.20%. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index* returned 0.05%. The MSCI World Index* returned 12.22%, while the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index* returned 4.30%.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited) (concluded)	September 30, 2014

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Barclays U.S. Corporate High Yield Index covers the universe of dollar denominated, fixed rate, non-investment grade debt, taxable corporate debt.

FTSE NAREIT Equity REITs Index is one of the FTSE NAREIT US Real Estate Index Series that contains all Equity REITs not designated as Timber REITs or Infrastructure REITs. FTSE NAREIT US Real Estate Index Series is designed to present investors with a comprehensive family of REIT performance indexes that spans the commercial real estate space across the US economy. The index series provides investors with exposure to all investment and property sectors. In addition, the more narrowly focused property sector and sub-sector indexes provide the facility to concentrate commercial real estate exposure in more selected markets. The National Association of Real Estate Investment Trusts (NAREIT) is the trade association for REITs and publicly traded real estate companies with an interest in the US property and investment markets.

MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index is calculated with net dividends reinvested. It is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Russell 1000® Value Index is a measure of the performance for the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth® Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index is a market-weighted stock market index comprised of the stocks of 500 U.S. corporations; the index is owned and maintained by Standard & Poor’s.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2014 and ending September 30, 2014.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2014	Ending Account Value September 30, 2014	Expenses Paid During Period[2]

Table 1. Based on actual Fund return[3]
Alpha Opportunity Fund
A-Class	1.79%	2.39%	$1,000.00	$1,023.90	$9.08
C-Class	2.52%	2.01%	1,000.00	1,020.10	12.76
Institutional Class	1.54%	2.49%	1,000.00	1,024.90	7.82
Enhanced World Equity Fund
A-Class	1.26%	0.90%	1,000.00	1,009.00	6.35
C-Class	2.01%	0.64%	1,000.00	1,006.40	10.11
Institutional Class	1.01%	1.02%	1,000.00	1,010.20	5.09
Large Cap Value Fund
A-Class	1.16%	3.47%	1,000.00	1,034.70	5.92
B-Class[4]	0.91%	3.62%	1,000.00	1,036.20	4.65
C-Class	1.91%	3.10%	1,000.00	1,031.00	9.72
Institutional Class	0.91%	3.61%	1,000.00	1,036.10	4.64
Risk Managed Real Estate Fund
A-Class	1.53%	7.49%	1,000.00	1,074.90	7.96
C-Class	2.23%	7.00%	1,000.00	1,070.00	11.57
Institutional Class	1.31%	7.57%	1,000.00	1,075.70	6.82
Small Cap Value Fund
A-Class	1.33%	(8.59%)	1,000.00	914.10	6.38
C-Class	2.08%	(8.96%)	1,000.00	910.40	9.96
Institutional Class	1.08%	(8.53%)	1,000.00	914.70	5.18
StylePlus—Large Core Fund
A-Class	1.35%	6.74%	1,000.00	1,067.40	7.00
B-Class	2.57%	6.12%	1,000.00	1,061.20	13.28
C-Class	2.28%	6.26%	1,000.00	1,062.60	11.79
Institutional Class	1.24%	6.78%	1,000.00	1,067.80	6.43
StylePlus—Mid Growth Fund
A-Class	1.53%	3.67%	1,000.00	1,036.70	7.81
B-Class	2.88%	2.96%	1,000.00	1,029.60	14.65
C-Class	2.40%	3.22%	1,000.00	1,032.20	12.23
Institutional Class	1.58%	3.63%	1,000.00	1,036.30	8.07
World Equity Income Fund
A-Class	1.48%	2.77%	1,000.00	1,027.70	7.52
B-Class[4]	1.23%	2.93%	1,000.00	1,029.30	6.26
C-Class	2.23%	2.36%	1,000.00	1,023.60	11.31
Institutional Class	1.23%	2.89%	1,000.00	1,028.90	6.26

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2014	Ending Account Value September 30, 2014	Expenses Paid During Period[2]

Table 2. Based on hypothetical 5% return (before expenses)
Alpha Opportunity Fund
A-Class	1.79%	5.00%	$1,000.00	$1,016.09	$9.05
C-Class	2.52%	5.00%	1,000.00	1,012.43	12.71
Institutional Class	1.54%	5.00%	1,000.00	1,017.35	7.79
Enhanced World Equity Fund
A-Class	1.26%	5.00%	1,000.00	1,018.75	6.38
C-Class	2.01%	5.00%	1,000.00	1,014.99	10.15
Institutional Class	1.01%	5.00%	1,000.00	1,020.00	5.11
Large Cap Value Fund
A-Class	1.16%	5.00%	1,000.00	1,019.25	5.87
B-Class[4]	0.91%	5.00%	1,000.00	1,020.51	4.61
C-Class	1.91%	5.00%	1,000.00	1,015.49	9.65
Institutional Class	0.91%	5.00%	1,000.00	1,020.51	4.61
Risk Managed Real Estate Fund
A-Class	1.53%	5.00%	1,000.00	1,017.40	7.74
C-Class	2.23%	5.00%	1,000.00	1,013.89	11.26
Institutional Class	1.31%	5.00%	1,000.00	1,018.50	6.63
Small Cap Value Fund
A-Class	1.33%	5.00%	1,000.00	1,018.40	6.73
C-Class	2.08%	5.00%	1,000.00	1,014.64	10.50
Institutional Class	1.08%	5.00%	1,000.00	1,019.65	5.47
StylePlus—Large Core Fund
A-Class	1.35%	5.00%	1,000.00	1,018.30	6.83
B-Class	2.57%	5.00%	1,000.00	1,012.18	12.96
C-Class	2.28%	5.00%	1,000.00	1,013.64	11.51
Institutional Class	1.24%	5.00%	1,000.00	1,018.85	6.28
StylePlus—Mid Growth Fund
A-Class	1.53%	5.00%	1,000.00	1,017.40	7.74
B-Class	2.88%	5.00%	1,000.00	1,010.63	14.52
C-Class	2.40%	5.00%	1,000.00	1,013.04	12.11
Institutional Class	1.58%	5.00%	1,000.00	1,017.15	7.99
World Equity Income Fund
A-Class	1.48%	5.00%	1,000.00	1,017.65	7.49
B-Class[4]	1.23%	5.00%	1,000.00	1,018.90	6.23
C-Class	2.23%	5.00%	1,000.00	1,013.89	11.26
Institutional Class	1.23%	5.00%	1,000.00	1,018.90	6.23

[1]	This ratio represents annualized net expenses, which may include short dividend and interest expenses. Excluding these expenses, the operating expense ratio of the Risk Managed Real Estate Fund would be 1.30%, 2.05% and 1.10% for the A-Class, C-Class and Institutional Class, respectively.
[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
[3]	Actual cumulative return at net asset value for the period March 31, 2014 to September 30, 2014.
[4]	B-Class shares did not charge 12b-1 fees during the period.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

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THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2014

Dear Shareholder:

Guggenheim Alpha Opportunity Fund (the “Fund”) is managed by a team of seasoned professionals, including Michael P. Byrum, CFA, Portfolio Manager; Michael Dellapa, CFA, CAIA, Portfolio Manager; and Ryan Harder, CFA, Portfolio Manager. In the following paragraphs, the team discusses changes to the Fund and performance for the fiscal year ended September 30, 2014.

For the one year period ended September 30, 2014, the Guggenheim Alpha Opportunity Fund returned 11.04%1, compared with the 19.73% return of its benchmark, the S&P 500 Index.

Over the past 12 months, the Fund experienced two major changes. First was the implementation of a new principal investment strategy effective October 1, 2013, by which 75% of the Fund is managed according to a Domestic Long/Short strategy and 25% to an Indexed strategy. A Global Long/Short strategy, which had been part of the Fund prior to October 1, 2013, was discontinued and not implemented during the period. The second major change was resolution of the issues related with the bankruptcy of Lehman Brothers, Inc.

As noted in the Fund’s prior shareholder reports, the Fund had been subject to proceedings associated with the bankruptcy filing of Lehman Brothers, Inc., in 2008, which prevented the Fund from pursuing its intended investment program. Specifically, the Fund was trying to resolve certain outstanding short sale transactions with Lehman Brothers International Europe (LBIE) and its administrator. The matter was resolved in June 2014 and collateral was released.

Performance Review

From the beginning of the period through June, the Fund was managed to an equity beta consistent with the 75/25 allocation. Beginning in June, the Fund began implementing fully its investment strategy.

The 75/25 allocation had a net beta of 70% (result of blending the 60% equity beta of the long/short strategy and the 100% equity beta of the long-only strategy). Thus, the Fund would not have been expected to match the benchmark.

Indeed, in the nine months between September 30, 2013 and June 30, 2014, the S&P 500 had a strong return of 18.4%. The deleveraging associated with running a long/short portfolio resulted in a drag of 5.5% relative to a long-only benchmark—the expected return of a portfolio with a net 70% equity beta would have been 12.9%, and the Fund actually performed slightly better than that for the nine months due to outperformance of the value-oriented stock basket in the frozen Lehman account.

During June, the domestic long/short model was implemented. The model struggled in the third calendar quarter, as several strong trends reversed, the most damaging of which were in the Technology, Materials, and Energy sectors. This was the main contributor to Fund underperformance against the Index for the last three months of the period and the period as a whole.

Until further notice, the Fund is not accepting subscriptions for shares from either new or existing shareholders (except subscriptions through automatic dividend reinvestments). However, shareholders may sell (or “redeem”) shares at any time (please see “Purchase and Redemption of Shares” in the Fund’s prospectus for more information).

Redomiciliation

At a meeting of shareholders held on January 8, 2014, shareholders of the Fund approved the reorganization of the Fund from a series of a Kansas corporation to a series of a Delaware statutory trust (the “Reorganization”). The Reorganization was delayed pending the resolution of the LBIE matter discussed above. In light of the resolution of that matter, the Series reorganized with and into a corresponding “shell” series (“New Fund”) of Guggenheim Funds Trust in September 2014.

Upon completion of the Reorganization, shareholders of the Fund own shares of the corresponding class of the New Fund that are equal in number and in value to the shares of the Fund that were held by those shareholders immediately prior to the closing of the Reorganization. In addition, the respective share classes of the New Fund assumed the performance, financial and other historical information of those of the Fund. The procedure for redeeming shares remains unchanged.

Performance displayed represents past performance which is no guarantee of future results.

1 Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses, and, in the absence of such waivers, the performance quoted would be reduced.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

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THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2014

ALPHA OPPORTUNITY FUND

OBJECTIVE:    Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Cumulative Fund Performance*

Inception Dates:

A-Class	July 7, 2003
C-Class	July 7, 2003
Institutional Class	November 7, 2008

This Fund invests principally in derivative instruments such as swap agreements and futures contracts.

Average Annual Returns*
Periods Ended September 30, 2014
	1 Year	5 Year	10 Year

A-Class Shares	11.04%	15.98%	9.37%

A-Class Shares with sales charge†	5.77%	14.62%	8.72%

C-Class Shares	10.24%	15.10%	8.52%

C-Class Shares with CDSC§	9.24%	15.10%	8.52%

S&P 500 Index	19.73%	15.70%	8.11%

			Since Inception
	1 Year	5 Year	(11/07/08)

Institutional Class Shares	11.29%	16.40%	16.86%

S&P 500 Index	19.73%	15.70%	16.09%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 5 Year and 10 Year average annual returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2014
ALPHA OPPORTUNITY FUND

	FACE
	AMOUNT	VALUE

REPURCHASE AGREEMENT††,1 -99.9%
State Street
issued 09/30/14 at 0.00%
due 10/01/14	$10,736,308	$10,736,308

Total Repurchase Agreement
(Cost $10,736,308)		10,736,308

Total Investments -99.9%
(Cost $10,736,308)		$10,736,308

Other Assets & Liabilities, net - 0.1%		14,943

Total Net Assets - 100.0%		$10,751,251

		UNREALIZED
	CONTRACTS	LOSS

EQUITY FUTURES CONTRACTS PURCHASED†
December 2014 S&P 500 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $2,652,413)	27	$(32,652)

		UNREALIZED
	UNITS	GAIN (LOSS)

OTC EQUITY INDEX SWAP AGREEMENTS††
Goldman Sachs International
October 2014 Goldman Sachs Multi-Hedge
Strategies Short Index Swap,
Terminating 10/15/14[2]
(Notional Value $2,551,824)	20,845	$94,008

Goldman Sachs International
October 2014 Goldman Sachs Multi-Hedge
Strategies Long Index Swap,
Terminating 10/15/14[3]
(Notional Value $6,749,515)	54,959	$(224,208)

Sector Diversification

Goldman Sachs Multi-Hedge Strategies Short Index Swap

Sector	% of Index

Financials	25.8%
Industrials	19.8%
Consumer Discretionary	15.0%
Materials	10.0%
Energy	9.2%
Consumer Staples	7.9%
Information Technology	5.8%
Telecommunication Services	3.1%
Health Care	1.9%
Utilities	1.5%

Total	100.0%

Goldman Sachs Multi-Hedge Strategies Long Index Swap

Sector	% of Index

Information Technology	20.0%
Health Care	17.4%
Industrials	15.4%
Consumer Discretionary	11.8%
Financials	10.6%
Consumer Staples	10.3%
Materials	7.0%
Utilities	3.0%
Telecommunication Services	2.4%
Energy	2.1%

Total	100.0%

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
[2]	Customized basket of 138 exchange-traded equity securities.
[3]	Customized basket of 191 exchange-traded equity securities.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

ALPHA OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2014

ASSETS:
Repurchase agreements, at value
(cost $10,736,308)	$10,736,308
Segregated cash with broker	124,200
Unrealized appreciation on swap agreements	94,008
Prepaid expenses	8,031
Receivables:
Investment adviser	17,325
Other assets	31,046

Total assets	11,010,918

LIABILITIES:
Unrealized depreciation on swap agreements	224,208
Payable for:
Management fees	11,241
Variation margin	6,413
Transfer agent/maintenance fees	3,475
Distribution and service fees	2,605
Fund accounting/administration fees	2,055
Fund shares redeemed	1,333
Swap settlement	255
Trustees’ fees*	202
Miscellaneous	7,880

Total liabilities	259,667

NET ASSETS	$10,751,251

NET ASSETS CONSIST OF:
Paid in capital	$16,528,227
Undistributed net investment income	—
Accumulated net realized loss on investments	(5,614,124)
Net unrealized depreciation on investments	(162,852)

Net assets	$10,751,251

A-CLASS:
Net assets	$7,989,498
Capital shares outstanding	443,642
Net asset value per share	$18.01

Maximum offering price per share
(Net asset value divided by 95.25%)	$18.91

C-CLASS:
Net assets	$1,116,801
Capital shares outstanding	68,729
Net asset value per share	$16.25

INSTITUTIONAL CLASS:
Net assets	$1,644,952
Capital shares outstanding	65,451
Net asset value per share	$25.13

STATEMENT OF OPERATIONS

Year Ended September 30, 2014

INVESTMENT INCOME:
Dividends (net of foreign withholding
tax of $113)	$156,414
Interest	1,204

Total investment income	157,618

EXPENSES:
Management fees	140,253
Transfer agent/maintenance fees:
A-Class	19,903
B-Class	2,066
C-Class	4,502
Institutional Class	2,663
Distribution and service fees:
A-Class	19,980
B-Class	3,872
C-Class	11,859
Fund accounting/administration fees	24,999
Legal fees	51,629
Interest expense	137
Professional fees	25,888
Registration fees	25,507
Custodian fees	12,942
Trustees’ fees*	1,135
Miscellaneous	24,669

Total expenses	372,004
Less:
Expenses waived by Adviser	(126,237)

Net expenses	245,767

Net investment loss	(88,149)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	4,962,009
Swap agreements	(29,380)
Futures contracts	(14,138)
Foreign currency	101,721
Securities sold short	(477,883)

Net realized gain	4,542,329

Net change in unrealized appreciation (depreciation) on:
Investments	(3,457,155)
Securities sold short	451,612
Swap agreements	(130,200)
Futures contracts	(59,673)
Foreign currency	(101,720)

Net change in unrealized appreciation (depreciation)	(3,297,136)

Net realized and unrealized gain	1,245,193

Net increase in net assets resulting
from operations	$1,157,044

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALPHA OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2014	2013

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(88,149)	$10,001
Net realized gain on investments and foreign currency transactions	4,542,329	451,374
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(3,297,136)	1,670,515

Net increase in net assets resulting from operations	1,157,044	2,131,890

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
A-Class*	2,752,898	135,514
Cost of shares redeemed
A-Class	(3,326,323)	(1,083,609)
B-Class	(628,571)	(267,677)
C-Class	(203,390)	(541,551)
Institutional Class	(270,604)	(101,940)

Net decrease from capital share transactions	(1,675,990)	(1,859,263)

Net increase (decrease) in net assets	(518,946)	272,627

NET ASSETS:
Beginning of year	11,270,197	10,997,570

End of year	$10,751,251	$11,270,197

Undistributed net investment income at end of year	$—	$34,046

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class*	151,642	9,453
Shares redeemed
A-Class	(185,854)	(75,328)
B-Class	(39,060)	(20,963)
C-Class	(13,056)	(40,755)
Institutional Class	(11,612)	(4,934)

Net decrease in shares	(97,940)	(132,527)

* Represents conversion of B-Class to A-Class shares and purchase of 119,923 shares by the Adviser for $2,185,000.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund's performance for the periods presented.

	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	September 30,		September 30,		September 30,		September 30,	September 30,
A-Class	2014		2013		2012		2011	2010

Per Share Data
Net asset value, beginning of period	$16.22		$13.33		$9.82		$9.70	$8.56

Income (loss) from investment operations:
Net investment income (loss)[a]	(.13)		.03		(—)[d]		(.04)	(.06)
Net gain (loss) on investments (realized and unrealized)	1.92		2.86		3.48		.16	1.20
Net increase from payments by affiliates	—		—		.03	[e]	—	—

Total from investment operations	1.79		2.89		3.51		.12	1.14

Net asset value, end of period	$18.01		$16.22		$13.33		$9.82	$9.70

Total Return[b]	11.04%		21.38%		35.74%	[e]	1.13%	13.43%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,989		$7,749		$7,250		$6,708	$8,138

Ratios to average net assets:
Net investment income (loss)	(0.73%	)	0.19%		(0.01%	)	(0.33% )	(0.71% )
Total expenses	3.25%		3.99%		2.99%		3.39%	3.51%
Net expenses[c,f]	2.12%		2.14%		2.21%		2.15%	2.21%

Portfolio turnover rate	—		488%		707%		868%	954%

	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	September 30,		September 30,		September 30,		September 30,	September 30,
C-Class	2014		2013		2012		2011	2010

Per Share Data
Net asset value, beginning of period	$14.74		$12.21		$9.07		$9.03	$8.02

Income (loss) from investment operations:
Net investment income (loss)[a]	(.23)		(.07)		(.09		(.11)	(.12)
Net gain (loss) on investments (realized and unrealized)	1.74		2.60		3.21		.15	1.13
Net increase from payments by affiliates	—		—		.02	[e]	—	—

Total from investment operations	1.51		2.53		3.14		.04	1.01

Net asset value, end of period	$16.25		$14.74		$12.21		$9.07	$9.03

Total Return[b]	10.24%		20.48%		34.62%	[e]	0.44%	12.59%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,117		$1,206		$1,497		$1,292	$1,490

Ratios to average net assets:
Net investment income (loss)	(1.46%	)	(0.56%	)	(0.76%	)	(1.08% )	(1.46% )
Total expenses	4.11%		4.84%		3.80%		4.14%	4.28%
Net expenses[c,f]	2.87%		2.89%		2.96%		2.90%	2.95%

Portfolio turnover rate	—		488%		707%		868%	954%

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund's performance for the periods presented.

	Year Ended		Year Ended	Year Ended		Year Ended		Year Ended
	September 30,		September 30,	September 30,		September 30,		September 30,
Institutional Class	2014		2013	2012		2011		2010

Per Share Data
Net asset value, beginning of period	$22.58		$18.52	$13.53		$13.33		$11.73

Income (loss) from investment operations:
Net investment income (loss)[a]	(.12)		.09	.04		(.01)		(.06)
Net gain (loss) on investments (realized and unrealized)	2.67		3.97	4.82		.21		1.66
Net increase from payments by affiliates	—		—	.13	[e]	—		—

Total from investment operations	2.55		4.06	4.99		.20		1.60

Net asset value, end of period	$25.13		$22.58	$18.52		$13.53		$13.33

Total Return[b]	11.29%		$21.60	36.88%	[e]	1.50%		13.64%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,645		$1,740	$1,518		$1,326		$1,444

Ratios to average net assets:
Net investment income (loss)	(0.48%	)	0.43%	0.24%		(0.08%	)	(0.48%	)
Total expenses	2.90%		3.67%	2.68%		3.12%		3.28%
Net expenses[c,f]	1.87%		1.90%	1.96%		1.90%		1.96%

Portfolio turnover rate	—		488%	707%		868%		954%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Net investment income (loss) is less than $0.01 per share.
[e]	For the year ended September 30, 2012, 0.30%, 0.22% and 0.96% of the Fund’s A-Class, C-Class and Institutional Class, respectively, total return consisted of a voluntary reimbursement by the Adviser for losses incurred during fund trading. Excluding this item, total return would have been 35.44%, 34.40% and 35.92% for the Fund’s A-Class, C-Class and Institutional Class, respectively.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding those amounts, the operating expense ratios for the years presented would be:
	09/30/14	09/30/13	09/30/12	09/30/11	09/30/10

A-Class	2.11%	2.11%	2.11%	2.11%	2.05%
C-Class	2.86%	2.86%	2.86%	2.86%	2.80%
Institutional Class	1.86%	1.86%	1.86%	1.86%	1.80%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2014

To Our Shareholders:

Guggenheim Enhanced World Equity Fund (the “Fund”) is managed by a team of seasoned professionals, including Jayson Flowers, Senior Managing Director and Head of Equity and Derivative Strategies; Daniel Cheeseman, Portfolio Manager; Perry Hollowell, Portfolio Manager; and Jamal Pesaran, Portfolio Manager. Mr. Pesaran resigned from the firm effective after the period end. In the following paragraphs, the investment team discusses positioning of the Fund and performance for the one-year period ended September 30, 2014.

For the one-year period ended September 30, 2014, the Guggenheim Enhanced World Equity Fund returned 8.12%1, compared with the 11.89% return of its benchmark, the MSCI All-Country World Index (ACWI).

The investment objective of the Fund is to achieve total return, comprised of capital appreciation and current income. The Fund invests in a broadly diversified portfolio of equity securities, typically exchange traded funds, selected to gain exposure to the global equity markets. The Fund tries to deliver outperformance primarily through its region selection and its writing (selling) of calls. The Fund dynamically adjusts regional exposures based on the opportunities available expressed in underlying valuations and volatility premiums, in addition to qualitative views from Guggenheim Investments. Once the investment team decides on the regions and allocation ranges it favors, it uses a proprietary, rules-based quantitative framework with qualitative management for portfolio construction.

When the risk premiums paid for call options is attractive, the Fund writes calls more aggressively, in which case the premiums help protect the portfolio’s underlying holdings on the downside; where the risk premiums paid are less attractive, the Fund takes in a smaller total premium, but captures more of the upside movement in the underlying holdings. By implementing this consistently well, the collection of the call premiums becomes a potential source of alpha.

Performance Review

Over the period, the Fund underperformed the benchmark. The Fund has a harder time outperforming when it has to write covered calls during strong upside market moves or when implied volatility is low and option premiums are low, both of which circumstances prevailed during much of the period. The derivatives used during the period benefited performance.

Contributing most to the Fund’s performance was exposure to the U.S. equity market and non-U.S. developed markets. Emerging markets as a whole was also a contributor. The largest detractors from Fund performance were exposure to the Brazilian and the Russian markets.

For most of the period, the Fund was overweight both U.S. and emerging markets and underweight Europe, stances that benefited the Fund. The U.S. allocation was due to its relative attractiveness as a market over the period. The U.S. benefited from continued strong corporate earnings, which helped support global markets, including emerging markets. The Fund’s allocation to Europe was larger early in the period, based on Guggenheim’s view that the outlook there was improving. But in mid-2014, the allocation was reduced when European growth began to stall. Pockets of volatility and less-than-favorable economic data from other non-U.S. markets seem likely to continue for the near term.

The Fund helps manage risk by dynamically adjusting the overall level of calls written on the portfolio’s equity holdings—the hedge ratio. It is typically closer to 100% when underlying equity valuations are deemed expensive with less upside potential, and implied volatility is rich with attractive option premiums. It is typically closer to 0% when underlying equities are seen as cheap, with more upside potential and implied volatility is deemed too low to compensate for the market upside, which is capped by the selling of options.

The Fund’s hedge ratio moved from about 25% at the beginning of the period to more than 60% halfway through the period and remained between 40% and 60% for the last few months of the period.

Performance displayed represents past performance which is no guarantee of future results.

[1] Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses, and, in the absence of such waivers, the performance quoted would be reduced.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT

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THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2014

ENHANCED WORLD EQUITY FUND

OBJECTIVE: Seeks to achieve total return, comprised of capital appreciation and current income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Cumulative Fund Performance*

Inception Dates:

A-Class	June 18, 2013
C-Class	June 18, 2013
Institutional Class	June 18, 2013

Largest Holdings (% of Total Net Assets)

SPDR S&P 500 ETF Trust	43.6%
iShares MSCI EAFE ETF	34.2%
iShares MSCI South Korea Capped ETF	5.9%
SPDR S&P MidCap 400 ETF Trust	5.5%
Industrial Select Sector SPDR Fund	5.0%
iShares MSCI Mexico Capped ETF	3.3%
iShares MSCI Japan ETF	1.4%

Total	98.9%

“Largest Holdings” exclude any temporary cash or derivative investments.

Average Annual Returns*
Periods Ended September 30, 2014
		Since Inception
	1 Year	(06/18/13)

A-Class Shares	8.12%	9.66%

A-Class Shares with sales charge†	2.98%	5.57%

C-Class Shares	8.00%	9.33%

C-Class Shares with CDSC‡	7.00%	9.33%

Institutional Class Shares	8.42%	9.96%

MSCI All Country World Index	11.89%	13.14%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The MSCI All Country World Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
††	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2014

ENHANCED WORLD EQUITY FUND

	SHARES	VALUE

EXCHANGE-TRADED FUNDS† - 98.9%
SPDR S&P 500 ETF Trust[1]	13,000	$2,561,260
iShares MSCI EAFE ETF[1]	31,400	2,013,368
iShares MSCI South Korea Capped ETF[1]	5,700	344,907
SPDR S&P MidCap 400 ETF Trust[1]	1,300	324,116
Industrial Select Sector SPDR Fund[1]	5,500	292,325
iShares MSCI Mexico Capped ETF[1]	2,800	192,444
iShares MSCI Japan ETF[1]	7,200	84,744

Total Exchange-Traded Funds
(Cost $5,943,100)		5,813,164

SHORT TERM INVESTMENTS† - 1.5%
Dreyfus Treasury Prime Cash
Management Fund	87,177	87,177

Total Short Term Investments
(Cost $87,177)		87,177

Total Investments - 100.4%
(Cost $6,030,277)		$5,900,341

	CONTRACTS

OPTIONS WRITTEN† - (0.1)%
Call options on:
iShares MSCI Mexico Capped ETF
Expiring October 2014 with strike
price of $72.00	21	$(168)
SPDR S&P MidCap 400 ETF Trust
Expiring October 2014 with strike
price of $260.00	10	(180)
iShares MSCI South Korea Capped
ETF Expiring October 2014 with
strike price of $65.00	43	(215)
iShares MSCI Japan ETF Expiring
October 2014 with strike price
of $12.00	54	(216)
Industrial Select Sector SPDR Fund
Expiring October 2014 with
strike price of $55.00	41	(328)
iShares MSCI EAFE ETF Expiring October 2014
with strike price of $67.00	236	(708)
SPDR S&P 500 ETF Trust Expiring
October 2014 with strike price of $202.00	98	(3,038)

Total Options Written
(Premiums received $25,930)		(4,853)

Other Assets & Liabilities, net - (0.3)%		(16,326)

Total Net Assets - 100.0%		$5,879,162

†	Value determined based on Level 1 inputs — See Note 4.
[1]	All or a portion of this security is pledged as collateral for open call options written contracts at September 30, 2014.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

ENHANCED WORLD EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2014

ASSETS:
Investments, at value
(cost $6,030,277)	$5,900,341
Prepaid expenses	19,847
Receivables:
Investment adviser	8,104
Dividends	3,079

Total assets	5,931,371

LIABILITIES:
Options written, at value
(premiums received $25,930)	4,853
Overdraft due to custodian bank	1
Payable for:
Professional fees	18,745
Legal fees	8,670
Direct shareholders expense	6,066
Management fees	3,472
Transfer agent/maintenance fees	2,137
Fund accounting/administration fees	2,055
Trustees’ fees*	168
Distribution and service fees	141
Miscellaneous	5,901

Total liabilities	52,209

NET ASSETS	$5,879,162

NET ASSETS CONSIST OF:
Paid in capital	$5,929,652
Undistributed net investment income	20,574
Accumulated net realized gain on investments	37,795
Net unrealized depreciation on investments	(108,859)

Net assets	$5,879,162

A-CLASS:
Net assets	$105,739
Capital shares outstanding	3,935
Net asset value per share	$26.87

Maximum offering price per share
(Net asset value divided by 95.25%)	$28.21

C-CLASS:
Net assets	$124,722
Capital shares outstanding	4,661
Net asset value per share	$26.76

INSTITUTIONAL CLASS:
Net assets	$5,648,701
Capital shares outstanding	210,624
Net asset value per share	$26.82

STATEMENT OF OPERATIONS

Year Ended September 30, 2014

INVESTMENT INCOME:
Dividends	$83,218

Total investment income	83,218

EXPENSES:
Management fees	41,814
Transfer agent/maintenance fees:
A-Class	450
C-Class	826
Institutional Class	6,780
Distribution and service fees:
A-Class	313
C-Class	2,553
Fund accounting/administration fees	24,999
Registration fees	64,398
Legal fees	28,519
Professional fees	28,191
Custodian fees	6,760
Tax expense	363
Trustees’ fees*	248
Miscellaneous	11,043

Total expenses	217,257
Less:
Expenses waived by Adviser	(154,250)

Net expenses	63,007

Net investment income	20,211

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	299,503
Options written	183,195

Net realized gain	482,698

Net change in unrealized appreciation (depreciation) on:
Investments	(50,065)
Options written	3,476

Net change in unrealized appreciation (depreciation)	(46,589)

Net realized and unrealized gain	436,109

Net increase in net assets resulting
from operations	$456,320

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENHANCED WORLD EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	September 30,	September 30,
	2014	2013[a]

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$20,211	$28,029
Net realized gain on investments	482,698	241,426
Net change in unrealized appreciation (depreciation) on investments	(46,589)	(62,270)

Net increase in net assets resulting from operations	456,320	207,185

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Institutional Class	(28,029)	—
Net realized gains
A-Class	(7,329)	—
C-Class	(19,881)	—
Institutional Class	(245,722)	—

Total distributions to shareholders	(300,961)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
A-Class	181,525	102,365
C-Class	1,289,731	410,855
Institutional Class	5,799,760	5,006,074
Distributions reinvested
A-Class	7,324	—
C-Class	19,881	—
Institutional Class	273,751	—
Cost of shares redeemed
A-Class	(184,029)	—
C-Class	(1,556,501)	(27,311)
Institutional Class	(5,806,807)	—

Net increase from capital share transactions	24,635	5,491,983

Net increase in net assets	179,994	5,699,168

NET ASSETS:
Beginning of period	5,699,168	—

End of period	$5,879,162	$5,699,168

Undistributed net investment income at end of period	$20,574	$28,029

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	6,829	4,016
C-Class	48,882	15,611
Institutional Class	210,833	200,246
Shares issued from reinvestment of distributions
A-Class	283	—
C-Class	773	—
Institutional Class	10,631	—
Shares redeemed
A-Class	(7,193)	—
C-Class	(59,526)	(1,079)
Institutional Class	(211,086)	—

Net increase in shares	426	218,794

a Since commencement of operations: June 18, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

ENHANCED WORLD EQUITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund's performance for the periods presented.

	Year Ended	Period Ended
	September 30,	September 30,
A-Class	2014	2013[a]

Per Share Data
Net asset value, beginning of period	$26.03	$25.00

Income (loss) from investment operations:
Net investment income (loss)[b]	.02	(.03)
Net gain (loss) on investments (realized and unrealized)	2.05	1.06

Total from investment operations	2.07	1.03

Less distributions from:
Net realized gains	(1.23)	-

Total distributions	(1.23)	-

Net asset value, end of period	$26.87	$26.03

Total Return[c]	8.12%	4.32%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$106	$105

Ratios to average net assets:
Net investment income (loss)	0.07%	(0.36%	)
Total expenses[d]	4.04%	7.21%	[g]
Net expenses[e]	1.26% [f]	1.25%

Portfolio turnover rate	633%	174%

	Year Ended	Period Ended
	September 30,	September 30,
C-Class	2014	2013[a]

Per Share Data
Net asset value, beginning of period	$25.96	$25.00

Income (loss) from investment operations:
Net investment income (loss)[b]	(.24)	(.03)
Net gain (loss) on investments (realized and unrealized)	2.27	.99

Total from investment operations	2.03	.96

Less distributions from:
Net realized gains	(1.23)	-

Total distributions	(1.23)	-

Net asset value, end of period	$26.76	$25.96

Total Return[c]	8.00%	4.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$125	$377

Ratios to average net assets:
Net investment income (loss)	(0.88% )	(0.43%	)
Total expenses[d]	4.57%	9.26%	[g]
Net expenses[e]	2.00% [f]	2.00%

Portfolio turnover rate	633%	174%

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENHANCED WORLD EQUITY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund's performance for the periods presented.

	Year Ended	Period Ended
	September 30,	September 30,
Institutional Class	2014	2013[a]

Per Share Data
Net asset value, beginning of period	$26.05	$25.00

Income (loss) from investment operations:
Net investment income (loss)[b]	.11	.14
Net gain (loss) on investments (realized and unrealized)	2.03	.91

Total from investment operations	2.14	1.05

Less distributions from:
Net investment income	(.14)	-
Net realized gains	(1.23)	-

Total distributions	(1.37)	-

Net asset value, end of period	$26.82	$26.05

Total Return[c]	8.42%	4.40%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,649	$5,217

Ratios to average net assets:
Net investment income (loss)	0.40%	1.96%
Total expenses[d]	3.59%	5.11%	[g]
Net expenses[e]	1.01% [f]	1.00%

Portfolio turnover rate	633%	174%

[a]	Since commencement of operations: June 18, 2013. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding those amounts, the operating expense ratio would be 1.25%, 2.00% and 1.00% for the A-Class, C-Class and Institutional Class, respectively.
[g]	Due to limited length of Fund operations, ratios for this period are not indicative of future performance.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2014

To Our Shareholders:

Guggenheim Large Cap Value Fund (the “Fund”) is managed by a team of seasoned professionals led by Mark Mitchell, CFA, Portfolio Manager. In the following paragraphs, he discusses performance of the Fund for the fiscal year ended September 30, 2014.

For the one year period ended September 30, 2014, the Guggenheim Large Cap Value Fund returned 15.25%1, compared with the 18.89% return of its benchmark, the Russell 1000® Value Index.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can either improve returns, or maintain existing high levels of profitability or benefit from change that occurs in the industries in which they operate.

In today’s rapid-fire environment marked by very sharp, quick but constrained volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides and when fundamentals once again become a more dominant factor in the market.

Performance Review

Overall, stock selection was positive in seven of ten sectors.

Energy was the most favorable sector for the year. Stock selection more than offset the effect of the Fund’s overweight versus the benchmark. Energy provided the least performance in the benchmark amid a general commodities selloff and falling crude oil prices. Our belief is that longer-term energy prices will be higher than current levels as the cost to pull oil out of the ground isn’t declining and the demand trends ultimately are positive.

Within the Energy sector, positive individual stock selection was broad based. Halliburton Co., an oil field services provider, was the largest individual contributor, followed by Whiting Petroleum Corp., which has exposure to two of the most productive shale fields in the U.S. and announced during the period that it would acquire Kodiak Oil and Gas Corporation. Both Halliburton and Whiting benefited from solid execution and favorable industry dynamics. The Fund also benefited from an underweight position major integrated oil companies, as the fund tends to favor small exploration and production plays.

Utilities was the second-largest contributor to return for the year, benefiting from stock selection from the Fund’s sole holding, Edison International. The sector is one of the largest underweights relative to the index, which also contributed to return, as we do not view Utilities as attractive from either a fundamental or valuation standpoint. Edison was up partly due to a settlement in which it will recoup some expenses related to a nuclear plant shutdown, but we like the holding due to its diversity of business.

Financials was a modest contributor for the year, but included one of the leading individual detractors, Ocwen Financial Corp., a mortgage servicing company. It was down as a result of a delay in a proposed purchase of a large servicing portfolio and an investigation of the company’s servicing practices and intercompany relationships by the New York Director of Financial Services.

Information Technology was the best-performing sector in the benchmark. However, poor stock selection was the leading detractor from return for the Fund. Our overall sector position weight is in-line with the benchmark, but we own more stable, services-related companies and non-personal computer related hardware providers. The Fund also does not own large benchmark companies that were up significantly for the year, Apple and Intel. Both are good companies, but we view their future prospects as already fully valued in the current share price.

Stock selection in Industrials was another detractor. The Fund had an overweight to United Technologies Corp., which was a weak performer for the period. The company is undergoing a portfolio transformation, and we like the stock as a margin improvement story, but it was unable to keep up with the broad market during the period.

We had a significant overweight to the Industrials sector, and it included two holdings that boosted performance: Quanta Services, Inc. and URS Corp., both in the engineering and construction sector. We like the prospects of these companies as the U.S. faces the need to upgrade infrastructure. During the period, URS agreed to be acquired by AECOM.

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited) (concluded)	September 30, 2014

Fund performance was also hurt by poor stock selection in Materials. Underperformance in this sector was driven mostly by Coeur Mining, Inc., which is not in index and fell as part of a wider commodities selloff over the past year.

Portfolio Positioning

The largest relative sector exposures for the year were an underweight in Health Care and overweights in Energy and Consumer Staples. All three allocations detracted from Fund performance for the year.

The Health Care sector underweight was predominantly driven by our view that the large pharmaceutical companies look fairly valued, thus are less attractive than companies in other sectors.

The overweights in both Energy and Consumer Staples were driven by our bottom-up fundamental research having identified several companies with favorable risk-return profiles. For example, a top individual holding in Staples for the year was CVS. The company has been reporting solid earnings and continues to benefit from its acquisition of pharmacy benefit manager PBM. In addition, store chains like CVS saw less drop-off in traffic compared with more traditional retailers in the discretionary space.

Portfolio and Market Outlook

For most of the period, the market has behaved in a fairly defensive manner. The best performing areas have been larger companies, REITs and utilities. Of late, the strengthening of the dollar primarily from concerns about global (non-U.S.) growth has only added to the hesitancy of the market. Even if the global economy were to prove disappointing, the low bar offered by insignificant fixed income investment opportunities (the 10-year U.S. government bond yields around 2.5%) should continue to make equities an attractive alternative for incremental investment dollars.

Our portfolios are very balanced with a bias to companies with balance sheet quality. We continue to find niche companies with superior growth opportunities and as such are constructive on the outlook for the year.

Performance displayed represents past performance which is no guarantee of future results.

[1] Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses, and, in the absence of such waivers, the performance quoted would be reduced.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2014

LARGE CAP VALUE FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Cumulative Fund Performance*

Inception Dates:

A-Class	August 7, 1944
B-Class	October 19, 1993
C-Class	January 29, 1999
Institutional Class	June 7, 2013

Ten Largest Holdings (% of Total Net Assets)

Wells Fargo & Co.	4.5%
American International Group, Inc.	3.3%
CVS Health Corp.	3.3%
JPMorgan Chase & Co.	2.9%
Time Warner, Inc.	2.7%
Chevron Corp.	2.7%
Edison International	2.7%
Citigroup, Inc.	2.7%
Republic Services, Inc. — Class A	2.6%
Parker-Hannifin Corp.	2.4%

Top Ten Total	29.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

Average Annual Returns*
Periods Ended September 30, 2014

	1 Year	5 Year	10 Year

A-Class Shares	15.25%	12.70%	7.83%

A-Class Shares with sales charge†	9.77%	11.38%	7.19%

B-Class Shares	15.52%	12.98%	7.65%

B-Class Shares with CDSC‡	10.52%	12.73%	7.65%

C-Class Shares	14.35%	11.86%	6.95%

C-Class Shares with CDSC§	13.35%	11.86%	6.95%

Russell 1000 Value Index	18.89%	15.26%	7.84%

		Since Inception
	1 Year	(06/07/13)

Institutional Class Shares	15.52%	14.99%

Russell 1000 Value Index	18.89%	15.93%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 5 Year and 10 Year average annual returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.
‡	Fund returns include a CDSC of up to 5% if redeemed within 5 years of purchase
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2014

LARGE CAP VALUE FUND

	SHARES	VALUE

COMMON STOCKS†- 94.8%

FINANCIAL - 24.9%
Wells Fargo & Co.	59,530	$3,087,821
American International Group, Inc.	42,382	2,289,476
JPMorgan Chase & Co.	32,620	1,965,028
Citigroup, Inc.	35,610	1,845,310
Allstate Corp.	24,955	1,531,488
Bank of New York Mellon Corp.	39,370	1,524,800
Reinsurance Group of America, Inc. — Class A	12,485	1,000,423
Bank of America Corp.	51,820	883,531
NASDAQ OMX Group, Inc.	17,710	751,258
Aon plc	8,125	712,319
CME Group, Inc. — Class A	8,290	662,827
Navient Corp.	20,090	355,794
Franklin Resources, Inc.	4,920	268,681
Ocwen Financial Corp.*	9,460	247,663

Total Financial		17,126,419

ENERGY - 15.2%
Chevron Corp.	15,705	1,873,921
Halliburton Co.	19,795	1,276,975
Phillips 66	14,865	1,208,673
Apache Corp.	11,121	1,043,928
Whiting Petroleum Corp.*	11,385	882,907
Exxon Mobil Corp.	9,100	855,855
Marathon Oil Corp.	21,720	816,455
Patterson-UTI Energy, Inc.	20,160	655,805
Superior Energy Services, Inc.	17,240	566,679
Suncor Energy, Inc.	15,020	542,973
ConocoPhillips	4,965	379,922
Oasis Petroleum, Inc.*	7,630	319,010

Total Energy		10,423,103

INDUSTRIAL - 14.4%
Republic Services, Inc. — Class A	45,960	1,793,359
Parker-Hannifin Corp.	14,605	1,667,160
TE Connectivity Ltd.	27,290	1,508,864
United Technologies Corp.	12,420	1,311,552
Rock-Tenn Co. — Class A	24,828	1,181,316
Covanta Holding Corp.	41,050	871,081
URS Corp.	11,880	684,407
FLIR Systems, Inc.	18,190	570,075
General Electric Co.	13,430	344,077

Total Industrial		9,931,891

CONSUMER, NON-CYCLICAL - 14.2%
Bunge Ltd.	16,720	1,408,326
Aetna, Inc.	15,870	1,285,469
Teva Pharmaceutical Industries Ltd. ADR	22,435	1,205,881
Mondelez International, Inc. — Class A	31,020	1,062,900
Quanta Services, Inc.*	27,850	1,010,677
Pfizer, Inc.	25,550	755,514
UnitedHealth Group, Inc.	8,635	744,769
DeVry Education Group, Inc.	.16,790	718,780
Kraft Foods Group, Inc.	8,151	459,716
Patterson Companies, Inc.	10,723	444,254
Johnson & Johnson	3,300	351,747
MasterCard, Inc. — Class A	4,630	342,250

Total Consumer, Non-cyclical		9,790,283

CONSUMER, CYCLICAL - 8.3%
CVS Health Corp.	28,160	2,241,254
Wal-Mart Stores, Inc.	20,875	1,596,311
Kohl’s Corp.	9,550	582,837
PulteGroup, Inc.	28,120	496,599
WESCO International, Inc.*	6,150	481,299
Lowe’s Companies, Inc.	6,530	345,568

Total Consumer, Cyclical		5,743,868

COMMUNICATIONS - 7.2%
Time Warner, Inc.	24,945	1,876,113
Cisco Systems, Inc.	64,480	1,622,962
AT&T, Inc.	23,950	843,998
DigitalGlobe, Inc.*	17,655	503,168
Time, Inc.*	3,291	77,108

Total Communications		4,923,349

BASIC MATERIALS - 4.5%
Dow Chemical Co.	29,230	1,532,821
Cameco Corp.	72,230	1,275,582
Coeur Mining, Inc.*	59,990	297,550

Total Basic Materials		3,105,953

UTILITIES - 3.4%
Edison International	33,135	1,852,910
UGI Corp.	15,170	517,145

Total Utilities		2,370,055

TECHNOLOGY - 2.7%
Computer Sciences Corp.	24,945	1,525,387
NetApp, Inc.	8,355	358,931

Total Technology		1,884,318

Total Common Stocks
(Cost $51,631,175)		65,299,239

WARRANTS† - 0.3%
American International Group, Inc.
$45.00, 01/19/21	8,920	213,188

Total Warrants
(Cost $167,892)		213,188

EXCHANGE-TRADED FUNDS† - 2.0%
iShares Russell 1000 Value ETF	13,750	1,376,238

Total Exchange-Traded Funds
(Cost $1,393,717)		1,376,238

SHORT TERM INVESTMENTS† - 4.0%
Dreyfus Treasury Prime
Cash Management Fund	2,761,536	2,761,536

Total Short Term Investments
(Cost $2,761,536)		2,761,536

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2014

LARGE CAP VALUE FUND

VALUE

Total Investments - 101.1%
(Cost $55,954,320)	$69,650,201

Other Assets & Liabilities, net - (1.1)%	(778,329)

Total Net Assets - 100.0%	$68,871,872

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
ADR – American Depositary Receipt
plc – Public Limited Company

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT

LARGE CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2014

ASSETS:
Investments, at value
(cost $55,954,320)	$69,650,201
Prepaid expenses	24,231
Cash	729
Receivables:
Securities sold	586,123
Dividends	90,490
Fund shares sold	49,045
Investment adviser	13,830
Foreign taxes reclaim	1,062

Total assets	70,415,711

LIABILITIES:
Payable for:
Securities purchased	1,308,407
Fund shares redeemed	97,626
Management fees	37,393
Distribution and service fees	15,843
Transfer agent/maintenance fees	13,514
Fund accounting/administration fees	5,465
Trustees’ fees*	199
Miscellaneous	65,392

Total liabilities	1,543,839

NET ASSETS	$68,871,872

NET ASSETS CONSIST OF:
Paid in capital	$56,393,068
Undistributed net investment income	463,001
Accumulated net realized loss on investments	(1,680,078)
Net unrealized appreciation on investments	13,695,881

Net assets	$68,871,872

A-CLASS:
Net assets	$60,280,981
Capital shares outstanding	1,376,400
Net asset value per share	$43.80

Maximum offering price per share
(Net asset value divided by 95.25%)	$45.98

B-CLASS:
Net assets	$1,289,471
Capital shares outstanding	31,921
Net asset value per share	$40.40

C-CLASS:
Net assets	$3,962,546
Capital shares outstanding	96,858
Net asset value per share	$40.91

INSTITUTIONAL CLASS:
Net assets	$3,338,874
Capital shares outstanding	76,113
Net asset value per share	$43.87

STATEMENT OF OPERATIONS

Year Ended September 30, 2014

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $6,789)	$1,250,639
Interest	21

Total investment income	1,250,660

EXPENSES:
Management fees	430,420
Transfer agent/maintenance fees:
A-Class	83,673
B-Class	11,528
C-Class	8,991
Institutional Class	137
Distribution and service fees:
A-Class	144,441
C-Class	36,198
Fund accounting/administration fees	62,907
Registration fees	65,620
Legal fees	55,119
Trustees’ fees*	5,797
Custodian fees	237
Tax expense	55
Miscellaneous	95,923

Total expenses	1,001,046
Less:
Expenses waived by Adviser	(213,340)

Net expenses	787,706

Net investment income	462,954

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	6,780,018

Net realized gain	6,780,018

Net change in unrealized appreciation (depreciation) on:
Investments	1,707,332

Net change in unrealized appreciation (depreciation)	1,707,332

Net realized and unrealized gain	8,487,350

Net increase in net assets resulting
from operations	$8,950,304

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

LARGE CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2014	2013

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$462,954	$414,311
Net realized gain on investments	6,780,018	5,855,722
Net change in unrealized appreciation (depreciation) on investments	1,707,332	4,740,834

Net increase in net assets resulting from operations	8,950,304	11,010,867

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
A-Class	(360,085)	(378,277)
B-Class	(19,432)	(26,337)
C-Class	(8,265)	(6,353)
Institutional Class	(26,519)	—*

Total distributions to shareholders	(414,301)	(410,967)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
A-Class	27,638,398	13,972,222
B-Class	59,007	382,680
C-Class	1,719,770	2,021,529
Institutional Class	448,328	2,198,427*
Distributions reinvested
A-Class	345,368	364,307
B-Class	19,404	26,251
C-Class	8,202	6,329
Institutional Class	26,518	—*
Cost of shares redeemed
A-Class	(22,442,543)	(17,227,823)
B-Class	(973,891)	(1,086,876)
C-Class	(1,715,189)	(1,278,271)
Institutional Class	(374,679)	(56,720)*

Net increase (decrease) from capital share transactions	4,758,693	(677,945)

Net increase in net assets	13,294,696	9,921,955

NET ASSETS:
Beginning of year	55,577,176	45,655,221

End of year	$68,871,872	$55,577,176

Undistributed net investment income at end of year	$463,001	$414,301

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	660,974	395,711
B-Class	1,550	11,387
C-Class	42,907	59,294
Institutional Class	10,680	75,389*
Shares issued from reinvestment of distributions
A-Class	8,728	11,707
B-Class	533	916
C-Class	220	216
Institutional Class	670	—*
Shares redeemed
A-Class	(529,031)	(489,224)
B-Class	(25,223)	(34,294)
C-Class	(43,704)	(39,102)
Institutional Class	(9,126)	(1,500)*

Net increase (decrease) in shares	119,178	(9,500)

* Since commencement of operations: June 7, 2013.

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
A-Class	2014	2013	2012	2011[g]	2010[g]

Per Share Data
Net asset value, beginning of period	$38.28	$31.25	$24.58	$26.08	$24.92

Income (loss) from investment operations:
Net investment income (loss)[a]	.30	.29	.25	.16	.12
Net gain (loss) on investments (realized and unrealized)	5.51	7.03	6.58	(1.54)	1.24

Total from investment operations	5.81	7.32	6.83	(1.38)	1.36

Less distributions from:
Net investment income	(.29)	(.29)	(.16)	(.12)	(.20)

Total distributions	(.29)	(.29)	(.16)	(.12)	(.20)

Net asset value, end of period	$43.80	$38.28	$31.25	$24.58	$26.08

Total Return[b]	15.25%	23.62%	27.90%	(5.38% )	5.46%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$60,281	$47,307	$41,173	$41,036	$47,718

Ratios to average net assets:
Net investment income (loss)	0.72%	0.82%	0.86%	0.56%	0.46%
Total expenses[c]	1.48%	1.48%	1.65%	1.52%	1.59%
Net expenses[d]	1.17% [h]	1.15%	1.18%	1.15%	1.18%

Portfolio turnover rate	40%	43%	16%	26%	29%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
B-Class	2014[f]	2013[f]	2012[f]	2011[f,g]	2010[f,g]

Per Share Data
Net asset value, beginning of period	$35.34	$28.89	$22.75	$24.16	$23.12

Income (loss) from investment operations:
Net investment income (loss)[a]	.36	.34	.29	.21	.16
Net gain (loss) on investments (realized and unrealized)	5.08	6.49	6.09	(1.46)	1.16

Total from investment operations	5.44	6.83	6.38	(1.25)	1.32

Less distributions from:
Net investment income	(.38)	(.38)	(.24)	(.16)	(.28)

Total distributions	(.38)	(.38)	(.24)	(.16)	(.28)

Net asset value, end of period	$40.40	$35.34	$28.89	$22.75	$24.16

Total Return[b]	15.52%	23.94%	28.23%	(5.22% )	5.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,289	$1,946	$2,226	$2,682	$4,132

Ratios to average net assets:
Net investment income (loss)	0.95%	1.07%	1.10%	0.78%	0.68%
Total expenses[c]	1.78%	1.74%	1.93%	1.29%	1.33%
Net expenses[d]	0.92% [h]	0.90%	0.93%	0.90%	0.94%

Portfolio turnover rate	40%	43%	16%	26%	29%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
C-Class	2014	2013	2012	2011[g]	2010[g]

Per Share Data
Net asset value, beginning of period	$35.86	$29.30	$23.08	$24.60	$23.48

Income (loss) from investment operations:
Net investment income (loss)[a]	(.02)	.02	.03	(.05)	(.08)
Net gain (loss) on investments (realized and unrealized)	5.16	6.62	6.19	(1.47)	1.20

Total from investment operations	5.14	6.64	6.22	(1.52)	1.12

Less distributions from:
Net investment income	(.09)	(.08)	—	—	—

Total distributions	(.09)	(.08)	—	—	—

Net asset value, end of period	$40.91	$35.86	$29.30	$23.08	$24.60

Total Return[b]	14.35%	22.73%	26.95%	(6.18% )	4.77%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,963	$3,494	$2,257	$2,013	$2,493

Ratios to average net assets:
Net investment income (loss)	(0.04% )	0.08%	0.12%	(0.20% )	(0.31%	)
Total expenses[c]	2.33%	2.47%	2.45%	2.27%	2.33%
Net expenses[d]	1.92% [h]	1.90%	1.93%	1.90%	1.94%

Portfolio turnover rate	40%	43%	16%	26%	29%

	Year Ended	Period Ended
	September 30,	September 30,
Institutional Class	2014	2013[e]

Per Share Data
Net asset value, beginning of period	$38.32	$36.84

Income (loss) from investment operations:
Net investment income (loss)[a]	.40	.13
Net gain (loss) on investments (realized and unrealized)	5.51	1.35

Total from investment operations	5.91	1.48

Less distributions from:
Net investment income	(.36)	—

Total distributions	(.36)	—

Net asset value, end of period	$43.87	$38.32

Total Return[b]	15.52%	4.02%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,339	$2,831

Ratios to average net assets:
Net investment income (loss)	0.96%	1.12%
Total expenses[c]	1.08%	1.12%
Net expenses[d]	0.92% [h]	0.89%

Portfolio turnover rate	40%	43%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Since commencement of operations: June 7, 2013. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[f]	Effective August 1, 2007 — B-Class shares ceased charging 12b-1 fees in accordance with FINRA sales cap regulations. Per share information reflects this change. This fee will be reinstated when sales exceed the sales cap limits.
[g]	Reverse share split — Per share amounts for the periods presented through April 8, 2011 have been restated to reflect a 1:4 reverse share split effective April 8, 2011.
[h]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding those amounts, the operating expense ratio would be 1.15%, 0.90%, 1.90% and 0.90% for the A-Class, B-Class, C-Class and Institutional Class, respectively.

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2014

To Our Shareholders

Guggenheim Risk Managed Real Estate Fund (the “Fund”) is managed by a team of seasoned professionals, including Jayson Flowers, Senior Managing Director and Head of Equity and Derivative Strategies, and Thomas Youn, CFA, Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the abbreviated fiscal year ended September 30, 2014.

For the abbreviated fiscal period ended September 30, 2014, the Guggenheim Risk Managed Real Estate Fund returned 8.35%1, compared with the 4.44% return of its benchmark, the FTSE NAREIT Equity REITs Index. The Fund’s inception date was March 28, 2014.

Market Review

Real estate investment trusts (REITs) traded lower as 2014 progressed, as higher interest rate volatility weighed on the sector. Although the FTSE NAREIT Equity REITs Index underperformed the S&P 500 Index for the 12-month period ended September 30, 2014, it outperformed for the nine months of 2014. REITs lagged the broad market by a wide margin in 2013 as interest rates rose sharply following the Federal Reserve’s “taper” announcement in May 2013. The trend reversed in 2014 as REITs have been supported by both declining interest rates and robust underlying fundamentals for commercial real estate (CRE).

CRE fundamentals remain strong across the U.S. and across nearly all property types. Despite the tepid pace of the broader economic recovery, sufficient tenant demand has led to positive net absorption of available space. Occupancy rates are approaching full levels, resulting in upward pressure on market rents, and property cash flows have recovered past prior peak levels. Likewise, CRE values have fully recovered and surpassed prior peak levels of 2007 by roughly 12%.

A unique and favorable characteristic of the current CRE cycle is the unusually low level of new property development and supply on the horizon. The current pipeline of CRE development amounts to roughly 1.0% of existing stock compared with the long-term average of 2.0%. In past downturns, this figure has reached as high as 4.0% and created a headwind for occupancy, rent growth, and property appreciation due to a glut of vacant space. Given the sizeable lead-time needed to start and deliver new development projects, new supply will likely remain muted over the near term. To be sure, new construction activity has picked up recently but still remains at historically low levels.

Performance Review

For the approximately six months since inception through September 30, 2014, the Fund returned 8.35%,1 compared with the 4.44% return of the index. After five strong, positive months, the Fund gave back some of its gains in September. Both the Fund and the index had negative returns for the third quarter, -0.34% versus -3.14%.

The Fund’s outperformance since inception was primarily driven by favorable stock selection in the Long-Only allocation, and the Long/Short allocation. The Fund’s average allocation to the Long-Only REIT and Market-Neutral Long/Short REIT strategies was 95% and 35%, respectively. Based on these allocations, the consolidated Fund had slightly less market exposure than the benchmark index (0.9 beta), which detracted slightly from performance given the benchmark’s better return since inception. Stock selection was particularly strong in the retail, lodging, and healthcare sectors. Two retail REITs owned by the Fund were leading contributors to outperformance: Glimcher Realty Trust and AMREIT Inc., both of which were targeted for acquisition during the third quarter.

Strategy

Our outlook for the REIT sector remains positive based on the favorable trends in underlying property fundamentals, robust capital market conditions and the backdrop of historically low new supply. Despite concerns over rising interest rates, private market property values may continue to appreciate due to underlying property cash flow growth. Said differently, while a rise in interest rates due to stronger economic growth may present a headwind to CRE valuation multiples, underlying property cash flow growth would likely accelerate along with the broader economy and serve as an offsetting tailwind to support further appreciation.

The Fund’s portfolio positioning remains relatively unchanged since inception. It remains positioned to benefit from a continuing economic recovery in the U.S. while also being defensive against a rising interest rate environment.

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited) (concluded)	September 30, 2014

Key sector overweights include manufactured housing, lodging, wireless tower, and office REITs. We believe the manufactured housing and wireless tower sectors present attractive growth prospects relative to current valuations. The lodging and office sectors are enjoying accelerating demand trends, and we believe these sectors should perform well in the latter half of the CRE cycle.

Key sector underweights include the healthcare and net lease REITs, due to their long lease durations and high sensitivity to interest rate changes. In addition, these sectors offer below average cash flow growth potential and trade at significant premium to Net Asset Value that is difficult to justify.

Outlook

We are in the sweet spot of the CRE cycle. Occupancies have reached or are approaching full levels across most property types causing rent growth to accelerate. A key bright spot for this CRE cycle is the low level of new supply on the horizon. Capital market conditions remains supportive of asset prices with strong equity capital flows into private and public real estate (REITs) and ample availability of attractively priced debt.

Performance displayed represents past performance which is no guarantee of future results.

1 Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses, and, in the absence of such waivers, the performance quoted would be reduced.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2014

RISK MANAGED REAL ESTATE FUND

OBJECTIVE: Seeks to provide total return, comprised of capital appreciation and current income.

Holdings Diversification (Market Exposure as % of Net Assets)

"Holdings Diversification (Market Exposure as % of Net Assets)" excludes any temporary cash investments.

Inception Dates:

A-Class	March 28, 2014
C-Class	March 28, 2014
Institutional Class	March 28, 2014

Ten Largest Long Holdings (% of Total Net Assets)

Simon Property Group, Inc.	6.6%
WP Carey, Inc.	3.1%
Sabra Health Care REIT, Inc.	2.9%
General Growth Properties, Inc.	2.8%
Chatham Lodging Trust	2.6%
Ventas, Inc.	2.5%
American Tower Corp. — Class A	2.5%
Camden Property Trust	2.5%
Sun Communities, Inc.	2.4%
Equity Residential	2.4%

Top Ten Total	30.3%

“Ten Largest Long Holdings” exclude any temporary cash or derivative investments.

Total Returns*
Periods Ended September 30, 2014

Since Inception
(03/28/14)

A-Class Shares	8.35%

A-Class Shares with sales charge†	3.19%

C-Class Shares	7.85%

C-Class Shares with CDSC‡	6.85%

Institutional Class Shares	8.44%

FTSE NAREIT EQUITY REITs Index	4.44%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The FTSE NAREIT EQUITY REITs Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2014

RISK MANAGED REAL ESTATE FUND

	SHARES	VALUE

COMMON STOCKS† - 93.9%

REITs - 82.8%

REITs-OFFICE PROPERTY - 15.9%
Parkway Properties, Inc.	124,412	$2,336,456
Gramercy Property Trust, Inc.	309,486	1,782,639
BioMed Realty Trust, Inc.	87,130	1,760,026
Boston Properties, Inc.	14,574	1,687,086
Douglas Emmett, Inc.	62,992	1,617,005
Brandywine Realty Trust	98,827	1,390,496
Columbia Property Trust, Inc.	57,714	1,377,633
Hudson Pacific Properties, Inc.	43,463	1,071,798
Highwoods Properties, Inc.	25,603	995,957
SL Green Realty Corp.	7,639	773,983
Alexandria Real Estate Equities, Inc.	8,275	610,281
American Realty Capital Properties, Inc.	48,465	584,488
Kilroy Realty Corp.	9,772	580,848

Total REITs-Office Property		16,568,696

REITs-REGIONAL MALLS - 12.0%
Simon Property Group, Inc.	41,902	6,889,526
General Growth Properties, Inc.	125,182	2,948,036
Pennsylvania Real Estate Investment Trust	113,425	2,261,695
Macerich Co.	5,477	349,597

Total REITs-Regional Malls		12,448,854

REITs-APARTMENTS - 11.1%
Camden Property Trust	37,210	2,550,001
Equity Residential	40,751	2,509,447
Post Properties, Inc.	39,183	2,011,655
Apartment Investment & Management Co. — Class A	60,270	1,917,791
Essex Property Trust, Inc.	10,241	1,830,579
UDR, Inc.	16,180	440,905
AvalonBay Communities, Inc.	1,992	280,812

Total REITs-Apartments		11,541,190

REITs-DIVERSIFIED - 10.5%
American Tower Corp. — Class A	27,355	2,561,249
American Assets Trust, Inc.	70,613	2,328,111
Vornado Realty Trust	19,215	1,920,731
Crown Castle International Corp.	22,937	1,847,117
Liberty Property Trust	50,010	1,663,333
Digital Realty Trust, Inc.	9,388	585,623

Total REITs-Diversified		10,906,164

REITs-HEALTH CARE - 7.5%
Sabra Health Care REIT, Inc.	125,674	3,056,392
Ventas, Inc.	41,952	2,598,926
Health Care REIT, Inc.	34,499	2,151,703

Total REITs-Health Care		7,807,021

REITs-HOTELS - 6.5%
Chatham Lodging Trust	119,025	2,747,096
Host Hotels & Resorts, Inc.	87,263	1,861,320
Strategic Hotels & Resorts, Inc.*	150,446	1,752,696
LaSalle Hotel Properties	12,053	412,695

Total REITs-Hotels		6,773,807

REITs-WAREHOUSE/INDUSTRIES - 6.3%
Rexford Industrial Realty, Inc.	162,010	2,242,219
Prologis, Inc.	48,786	1,839,232
QTS Realty Trust, Inc. — Class A	52,692	1,599,202
DCT Industrial Trust, Inc.	122,318	918,608

Total REITs-Warehouse/Industries		6,599,261

REITs-SHOPPING CENTERS - 5.5%
Regency Centers Corp.	43,114	2,320,827
Federal Realty Investment Trust	9,139	1,082,606
Kimco Realty Corp.	47,258	1,035,423
Washington Prime Group, Inc.	42,452	742,061
DDR Corp.	35,270	590,067

Total REITs-Shopping Centers		5,770,984

REITs-MANUFACTURED HOMES - 4.3%
Sun Communities, Inc.	50,194	2,534,797
Equity Lifestyle Properties, Inc.	44,744	1,895,356

Total REITs-Manufactured Homes		4,430,153

REITs-STORAGE - 3.2%
CubeSmart	101,202	1,819,612
Public Storage	5,209	863,861
Extra Space Storage, Inc.	12,423	640,654

Total REITs-Storage		3,324,127

Total REITs		86,170,257

REAL ESTATE - 5.3%

REAL ESTATE MANAGEMENT/SERVICES - 3.1%
WP Carey, Inc.	51,016	3,253,290

REAL ESTATE OPERATIONS/DEVELOPMENT - 2.2%
Forest City Enterprises, Inc. — Class A*	118,819	2,324,100

Total Real Estate		5,577,390

LODGING - 3.6%

HOTELS & MOTELS - 3.6%
Starwood Hotels & Resorts Worldwide, Inc.	26,800	2,230,028
Hyatt Hotels Corp. — Class A*	25,933	1,569,465

Total Hotels & Motels		3,799,493

Total Lodging		3,799,493

HEALTHCARE-SERVICES - 2.2%

MEDICAL-HOSPITALS - 2.2%
HCA Holdings, Inc.*	32,163	2,268,135

Total Healthcare-Services		2,268,135

Total Common Stocks
(Cost $100,969,264)		97,815,275

SHORT TERM INVESTMENTS† - 7.2%
Dreyfus Treasury Prime Cash Management Fund	7,534,793	7,534,793

Total Short Term Investments
(Cost $7,534,793)		7,534,793

Total Investments - 101.1%
(Cost $108,504,057)		$105,350,068

THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2014

RISK MANAGED REAL ESTATE FUND

	SHARES	VALUE

COMMON STOCKS SOLD SHORT† - (22.2)%

REITs - (22.2)%

REITs-MORTGAGE - (1.3)%
Annaly Capital Management, Inc.	(131,175)	$(1,400,949)

REITs-APARTMENTS - (1.6)%
Home Properties, Inc.	(12,127)	(706,276)
American Homes 4 Rent — Class A	(58,336)	(985,295)

Total REITs-Apartments		(1,691,571)

REITs-SHOPPING CENTERS - (2.1)%
Brixmor Property Group, Inc.	(47,522)	(1,057,840)
Weingarten Realty Investors	(36,036)	(1,135,134)

Total REITs-Shopping Centers		(2,192,974)

REITs-HOTELS - (2.2)%
FelCor Lodging Trust, Inc.	(76,268)	(713,868)
Summit Hotel Properties, Inc.	(67,632)	(729,073)
Chesapeake Lodging Trust	(29,542)	(861,149)

Total REITs-Hotels		(2,304,090)

REITs-SINGLE TENANT - (2.8)%
Realty Income Corp.	(35,658)	(1,454,490)
National Retail Properties, Inc.	(42,084)	(1,454,844)

Total REITs-Single Tenant		(2,909,334)

REITs-HEALTH CARE - (2.9)%
HCP, Inc.	(5,956)	(236,513)
Omega Healthcare Investors, Inc.	(20,246)	(692,211)
Healthcare Realty Trust, Inc.	(44,112)	(1,044,572)
Aviv REIT, Inc.	(41,352)	(1,089,625)

Total REITs-Health Care		(3,062,921)

REITs-REGIONAL MALLS - (3.0)%
Tanger Factory Outlet Centers, Inc.	(31,367)	(1,026,328)
Rouse Properties, Inc.	(63,553)	(1,027,652)
CBL & Associates Properties, Inc.	(57,653)	(1,031,989)

Total REITs-Regional Malls		(3,085,969)

REITs-DIVERSIFIED - (3.1)%
STAG Industrial, Inc.	(39,097)	(809,699)
Duke Realty Corp.	(60,079)	(1,032,157)
Washington Real Estate Investment Trust	(52,941)	(1,343,643)

Total REITs-Diversified		(3,185,499)

REITs-OFFICE PROPERTY - (3.2)%
First Potomac Realty Trust	(56,259)	(661,043)
Piedmont Office Realty Trust, Inc. — Class A	(38,459)	(678,417)
Government Properties Income Trust	(45,623)	(999,600)
Equity Commonwealth	(38,907)	(1,000,299)

Total REITs-Office Property		(3,339,359)

Total REITs		(23,172,666)

Total Common Stocks Sold Short
(Proceeds $24,579,527)		(23,172,666)

EXCHANGE-TRADED FUNDS SOLD SHORT† - (6.1)%
iShares US Real Estate ETF	91,854	(6,356,297)

Total Exchange-Traded Funds Sold Short
(Proceeds $6,623,923)		(6,356,297)

Total Securities Sold Short - (28.3)%
(Proceeds $31,203,450)		$(29,528,963)

Other Assets & Liabilities, net - 27.2%		28,330,598

Total Net Assets - 100.0%		$104,151,703

		UNREALIZED
	UNITS	GAIN (LOSS)

OTC EQUITY INDEX SWAP AGREEMENTS††
Bank of America Merrill Lynch
November 2014 Guggenheim Real Estate Investment
Trust Basket Total Return Index
Swap, Terminating 11/05/14[1]
(Notional Value $31,415,945)	327,779	$—

Sector Diversification

Bank of America Merrill Lynch Real Estate Investment Trust Index Swap

Sector	% of Index

Retail REITs	19.9%
Residential REITs	17.8%
Office REITs	17.2%
Health Care REITs	10.3%
Diversified REITs	8.9%
Specialized REITs	7.9%
Hotel & Resort REITs	6.7%
Industrial REITs	5.4%
Hotels, Resorts & Cruise Lines	2.9%
Real Estate Operating Companies	1.5%
Health Care Facilities	1.5%

Total	100.0%

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Customized basket of 56 exchange-traded equity securities.
REIT — Real Estate Investment Trust

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT

RISK MANAGED REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2014

ASSETS:
Investments, at value (cost $108,504,057)	$105,350,068
Segregated cash with broker	29,635,304
Prepaid expenses	32,957
Receivables:
Securities sold	1,481,853
Dividends	290,263
Fund shares sold	14,072
Investment adviser	395

Total assets	136,804,912

LIABILITIES:
Securities sold short, at value (proceeds $31,203,450)	29,528,963
Distributions payable	31,134
Payable for:
Swap settlement	1,640,330
Securities purchased	1,335,286
Management fees	65,673
Investment adviser	9,803
Fund accounting/administration fees	4,472
Trustees’ fees*	548
Transfer agent/maintenance fees	374
Distribution and service fees	73
Miscellaneous	36,553

Total liabilities	32,653,209

NET ASSETS	$104,151,703

NET ASSETS CONSIST OF:
Paid in capital	$105,585,001
Distributions in excess of net investment income	(31,134)
Accumulated net realized gain on investments	77,338
Net unrealized depreciation on investments	(1,479,502)

Net assets	$104,151,703

A-CLASS:
Net assets	$107,162
Capital shares outstanding	3,970
Net asset value per share	$26.99

Maximum offering price per share (Net asset value divided by 95.25%)	$28.34

C-CLASS:
Net assets	$52,039
Capital shares outstanding	1,931
Net asset value per share	$26.95

INSTITUTIONAL CLASS:
Net assets	$103,992,502
Capital shares outstanding	3,851,177
Net asset value per share	$27.00

STATEMENT OF OPERATIONS

Period Ended September 30, 2014**

INVESTMENT INCOME:
Dividends	$582,779

Total investment income	582,779

EXPENSES:
Management fees	162,599
Transfer agent/maintenance fees:
A-Class	85
C-Class	2,000
Institutional Class	82
Distribution and service fees:
A-Class	40
C-Class	314
Fund accounting/administration fees	12,633
Prime broker interest expense	45,277
Short sales dividend expense	275,757
Registration fees	25,065
Professional fees	24,468
Custodian fees	3,025
Trustees’ fees*	903
Miscellaneous	32,744

Total expenses	584,992
Less:
Expenses waived by Adviser	(25,147)

Net expenses	559,845

Net investment income	22,934

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,006,311
Swap agreements	(805,004)
Securities sold short	13,664

Net realized gain	214,971

Net change in unrealized appreciation (depreciation) on:
Investments	(3,153,989)
Securities sold short	1,674,487

Net change in unrealized appreciation (depreciation)	(1,479,502)

Net realized and unrealized loss	(1,264,531)

Net decrease in net assets resulting from operations	$(1,241,597)

*	Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.
**	Since commencement of operations: March 28, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

RISK MANAGED REAL ESTATE FUND

STATEMENT OF CHANGES IN NET ASSETS

Period Ended
September 30,
2014[a]

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$22,934
Net realized gain on investments	214,971
Net change in unrealized appreciation (depreciation) on investments	(1,479,502)

Net decrease in net assets resulting from operations	(1,241,597)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
A-Class	(156)
C-Class	(6)
Institutional Class	(191,573)

Total distributions to shareholders	(191,735)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
A-Class	110,130
C-Class	309,239
Institutional Class	105,276,555
Distributions reinvested
A-Class	73
Institutional Class	160,496
Cost of shares redeemed
A-Class	(105)
C-Class	(260,047)
Institutional Class	(11,306)

Net increase from capital share transactions	105,585,035

Net increase in net assets	104,151,703

NET ASSETS:
Beginning of period	–

End of period	$104,151,703

Distributions in excess of net investment income at end of period	$(31,134)

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	3,971
C-Class	11,307
Institutional Class	3,845,861
Shares issued from reinvestment of distributions
A-Class	3
Institutional Class	5,733
Shares redeemed
A-Class	(4)
C-Class	(9,376)
Institutional Class	(417)

Net increase in shares	3,857,078

a Since commencement of operations: March 28, 2014.

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RISK MANAGED REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Period Ended
September 30,
A-Class	2014[a]

Per Share Data
Net asset value, beginning of period	$25.00

Income (loss) from investment operations:

Net investment income (loss)[b]	02
Net gain (loss) on investments (realized and unrealized)	2.06

Total from investment operations	2.08

Less distributions from:
Net investment income	(.09)

Total distributions	(.09)

Net asset value, end of period	$26.99

Total Return[c]	8.35%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$107

Ratios to average net assets:
Net investment income (loss)	0.16%
Total expenses[d,e]	4.22%
Net expenses[f,g]	3.32%

Portfolio turnover rate	57%

Period Ended
September 30,
C-Class	2014[a]

Per Share Data
Net asset value, beginning of period	$25.00

Income (loss) from investment operations:
Net investment income (loss)[b]	(.23)
Net gain (loss) on investments (realized and unrealized)	2.19

Total from investment operations	1.96

Less distributions from:
Net investment income	(.01)

Total distributions	(.01)

Net asset value, end of period	$26.95

Total Return[c]	7.85%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$52

Ratios to average net assets:
Net investment income (loss)	(1.60% )
Total expenses[d,e]	9.33%
Net expenses[f,g]	2.67%

Portfolio turnover rate	57%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

RISK MANAGED REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Period Ended
September 30,
Institutional Class	2014[a]

Per Share Data
Net asset value, beginning of period	$25.00

Income (loss) from investment operations:
Net investment income (loss)[b]	.02
Net gain (loss) on investments (realized and unrealized)	2.09

Total from investment operations	2.11

Less distributions from:
Net investment income	(.11)

Total distributions	(.11)

Net asset value, end of period	$27.00

Total Return[c]	8.44%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$103,993

Ratios to average net assets:
Net investment income (loss)	0.11%
Total expenses[d,e]	2.69%
Net expenses[f,g]	2.58%

Portfolio turnover rate	57%

[a]	Since commencement of operations: March 28, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Due to limited length of Fund operations, ratios for this period are not indicative of future performance.
[f]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding those amounts, the operating expense ratio would be 1.30%, 2.05% and 1.10% for the A-Class, C-Class and Institutional Class, respectively.

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

MANAGERS’ COMMENTARY (Unaudited)	September 30,2014

To Our Shareholders:

Guggenheim Small Cap Value Fund (the “Fund”) is managed by a team of seasoned professionals led by James Schier, CFA, Portfolio Manager. In the following paragraphs, he discusses performance of the Fund for the fiscal year ended September 30, 2014.

For the year ended September 30, 2014, the Guggenheim Small Cap Value Fund returned 1.07%1, compared with the 4.13% return of its benchmark, the Russell 2000 Value Index.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability or benefit from change that occurs within the industry they operate. In today’s rapid fire environment marked by very sharp, quick but constrained volatility, our long-term orientation and discipline is a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and when fundamentals once again become a more dominant factor in the market.

Performance Review

On the positive side, stock selection within Energy was the strongest contributor. This sector also had the leading individual contributor to the Fund, Clayton Williams Energy, Inc., an independent exploration and production company with large acreage positions in the Permian basin. The company has had good earnings growth, in spite of the selloff in oil late in the period. Another top performer for year was Patterson-UTI Energy, Inc., which provides onshore drilling services. Over the past several quarters, the Fund has also been slowly shifting its energy focus from almost exclusively exploration and production (E&P) shale players to more of a balance between E&P companies and service companies. The land grab for shale properties has matured, and the subsequent development of those fields should increase business for services firms.

Next largest contributor the Fund performance for the year was stock selection in Utilities. UGI Corp. was the standout individual holding in this sector. It is a gas pipeline and propane distribution conglomerate that has had several good quarters and offers future growth given pipeline expansion opportunities in its Marcellus operating region and with propane acquisition opportunities in the U.S. and in Europe. Valuations in the utility sector have remained high, and it still looks pricey. We prefer companies that have meaningful exposure to non-regulated businesses, such as MDU Resources Group, Inc., and Black Hills Corp.

Hurting Fund performance for the year was stock selection and allocation in Industrials and Financials.

The Fund’s holdings in the Industrials sector declined, compared with a small gain in the benchmark. Two of the Fund’s leading individual detractors for the year were in the Industrials sector: PMFG, Inc., an energy delivery services company, and Energy Recovery, Inc, a maker of pumps used in various applications, including desalination. Both experienced poor earnings.

We have a significant overweight to the Industrials sector, as it should benefit from any infrastructure upgrading in the U.S. The market seems to favor businesses that experience an immediate pick-up in business when the economy improves, rather than companies reliant on long project rollouts. The portfolio’s holdings, by contrast, include a number of companies that have an engineering and construction orientation, or are tied into fairly large, visible infrastructure projects.

Covanta Holding Corp., an Industrials sector holding, was the one of the leading individual contributors to Fund performance for the year. Covanta advanced after announcing the award of owning and operating a new waste to energy facility in Ireland. This contract had been thought to be a dead opportunity by the market and following a contract win in New York in the prior year, Covanta offers investors a unique blend of utility-like stability and income with above average (non-regulated) growth opportunities.

Both stock selection and an underweight in the Financials sector detracted from Fund performance for the year. The underweight stems from the Fund’s orientation away from real estate investment trusts (REITs), a big part of the sector and which performed well earlier in the period, even though we believe they look fairly expensive, with high valuation relative to reinvestment opportunities. A leading individual detractor in Financials was Ocwen Financial Corp., a mortgage servicing company. It was down as a result of a delay in a proposed purchase of a large servicing portfolio and an investigation of the company’s servicing practices and intercompany relationships by the New York Director of Financial Services.

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited) (concluded)	September 30, 2014

Portfolio Positioning

The largest relative sector exposures for the year were an underweight in Financials and an overweight in Industrials.

Within Financials, REITs continue to perform well, and the strategy’s underweighting in this industry has been a difficult bias to overcome. Over the period, the Fund also reduced its exposure to the reinsurance market, which has been under pressure as participants outside the industry have entered to provide capital in the search for yield.

The overweight to Industrials detracted from performance over the year. This is a large and eclectic sector in which we have diverse holdings. We believe the portfolio is well positioned to benefit from the growing cap-ex and construction environment tied to infrastructure renewal and reindustrialization in the U.S.

Portfolio and Market Outlook

For the most part, the market has behaved in a very defensive manner over the past year. The best performing areas have been larger companies, REITs and utilities. Of late, the strengthening of the dollar primarily from concerns about global (non-U.S.) growth has only added to the hesitancy of the market. Even if the global economy were to prove disappointing, the low bar offered by insignificant fixed income investment opportunities (the 10-year U.S. Government bond yields around 2.5%) should continue to make equities an attractive alternative for incremental investment dollars. Additionally, the tendency for small cap companies to have limited international business could make them a favored sector of the market despite the perception that they possess above-average risk.

Our portfolios tend to reflect a bias toward companies with balance sheet quality. We continue to find niche companies with what we believe to be attractive growth opportunities, and, as such, are constructive on the outlook.

Performance displayed represents past performance which is no guarantee of future results.

1 Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses, and, in the absence of such waivers, the performance quoted would be reduced.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2014

SMALL CAP VALUE FUND

OBJECTIVE:  Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Cumulative Fund Performance*

Inception Dates:

A-Class	July 11, 2008
C-Class	July 11, 2008
Institutional Class	July 11, 2008

Ten Largest Holdings (% of Total Net Assets)

Hanover Insurance Group, Inc.	4.0%
Covanta Holding Corp.	2.5%
Maxwell Technologies, Inc.	2.4%
UGI Corp.	2.1%
Patterson-UTI Energy, Inc.	1.9%
Emergent Biosolutions, Inc.	1.8%
Laclede Group, Inc.	1.8%
KEYW Holding Corp.	1.8%
DigitalGlobe, Inc.	1.7%
Reinsurance Group of America, Inc. — Class A	1.7%

Top Ten Total	21.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

Average Annual Returns*
Periods Ended September 30, 2014

			Since Inception
	1 Year	5 Year	(07/11/08)

A-Class Shares	1.07%	12.31%	16.21%

A-Class Shares with sales charge†	-3.74%	10.98%	15.11%

C-Class Shares	0.30%	11.51%	15.37%

C-Class Shares with CDSC‡	-0.64%	11.51%	15.37%

Institutional Class Shares	1.21%	12.56%	16.48%

Russell 2000 Value Index	4.13%	13.02%	9.18%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 5 Year and 10 Year average annual returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2014

SMALL CAP VALUE FUND

	SHARES	VALUE

COMMON STOCKS† - 96.3%

FINANCIAL - 20.3%
Hanover Insurance Group, Inc.	17,440	$1,071,164
Reinsurance Group of America, Inc. — Class A	5,730	459,145
Home Loan Servicing Solutions Ltd.	20,470	433,759
Horace Mann Educators Corp.	14,370	409,689
1st Source Corp.	10,950	311,856
Endurance Specialty Holdings Ltd.	5,234	288,812
BancFirst Corp.	4,035	252,430
Navigators Group, Inc.*	3,990	245,385
OFG Bancorp	15,864	237,642
Simmons First National Corp. — Class A	5,780	222,646
Berkshire Hills Bancorp, Inc.	8,560	201,074
AMERISAFE, Inc.	4,905	191,835
PrivateBancorp, Inc. — Class A	5,836	174,555
Employers Holdings, Inc.	7,566	145,646
Blackstone Mortgage Trust, Inc. — Class A	5,230	141,733
Hancock Holding Co.	4,310	138,136
Eaton Vance Corp.	3,220	121,491
Blackhawk Network Holdings, Inc.*	3,730	120,852
StanCorp Financial Group, Inc.	1,052	66,465
Radian Group, Inc.	4,240	60,462
Symetra Financial Corp.	2,560	59,725
Argo Group International Holdings Ltd.	1,180	59,366

Total Financial		5,413,868

INDUSTRIAL - 18.5%
Covanta Holding Corp.	31,710	672,887
Curtiss-Wright Corp.	6,810	448,916
Orbital Sciences Corp.*	13,214	367,349
PMFG, Inc.*	73,073	365,365
Celadon Group, Inc.	18,422	358,308
Aegion Corp. — Class A*	12,383	275,522
FLIR Systems, Inc.	8,720	273,285
Rand Logistics, Inc.*	43,216	246,331
Dynamic Materials Corp.	12,482	237,782
Energy Recovery, Inc.*	61,937	219,257
Newport Corp.*	11,880	210,514
Berry Plastics Group, Inc.*	8,130	205,201
Sterling Construction Company, Inc.*	26,248	201,322
Gentex Corp.	7,200	192,744
Powell Industries, Inc.	4,607	188,242
LMI Aerospace, Inc.*	11,580	148,224
Marten Transport Ltd.	6,530	116,299
ArcBest Corp.	1,750	65,275
Advanced Energy Industries, Inc.*	1,970	37,016
II-VI, Inc.*	2,900	34,133
Sanmina Corp.*	1,550	32,333
UTI Worldwide, Inc.*	2,935	31,199
Multi-Fineline Electronix, Inc.*	107	1,000

Total Industrial		4,928,504

TECHNOLOGY - 14.5%
Maxwell Technologies, Inc.*	72,068	628,434
KEYW Holding Corp.*	42,318	468,460
Silicon Graphics International Corp.*	44,580	411,473
Spansion, Inc. — Class A*	14,460	329,543
Digi International, Inc.*	39,014	292,605
Insight Enterprises, Inc.*	11,349	256,828
Allscripts Healthcare Solutions, Inc.*	13,980	187,542
Brooks Automation, Inc.	14,600	153,446
IXYS Corp.	14,030	147,315
Teradyne, Inc.	7,430	144,068
Diebold, Inc.	3,920	138,454
Diodes, Inc.*	5,690	136,105
Mercury Systems, Inc.*	11,540	127,055
ManTech International Corp. — Class A	4,280	115,346
Take-Two Interactive Software, Inc.*	4,860	112,120
Semtech Corp.*	2,850	77,378
iGATE Corp.*	1,710	62,791
IPG Photonics Corp.*	830	57,087

Total Technology		3,846,050

CONSUMER, NON-CYCLICAL - 14.0%
Emergent Biosolutions, Inc.*	22,720	484,162
ABM Industries, Inc.	15,740	404,361
Global Cash Access Holdings, Inc.*	50,150	338,513
Greatbatch, Inc.*	7,248	308,836
Tornier N.V.*	12,630	301,857
Kindred Healthcare, Inc.	14,974	290,496
DeVry Education Group, Inc.	6,170	264,138
Invacare Corp.	21,670	255,923
Navigant Consulting, Inc.*	17,440	242,591
ICU Medical, Inc.*	3,635	233,294
ICF International, Inc.*	7,290	224,459
Great Lakes Dredge & Dock Corp.*	35,925	222,017
Globus Medical, Inc. — Class A*	3,200	62,944
Grand Canyon Education, Inc.*	1,330	54,224
Alere, Inc.*	1,030	39,943

Total Consumer, Non-cyclical		3,727,758

CONSUMER, CYCLICAL - 7.8%
Brown Shoe Company, Inc.	15,474	419,809
Papa Murphy’s Holdings, Inc.*	36,320	370,464
International Speedway Corp. — Class A	11,611	367,372
Chico’s FAS, Inc.	17,270	255,078
Oshkosh Corp.	5,340	235,761
ScanSource, Inc.*	3,400	117,606
Wendy’s Co.	13,680	112,997
Ryland Group, Inc.	3,250	108,030
WESCO International, Inc.*	1,002	78,417

Total Consumer, Cyclical		2,065,534

ENERGY - 6.3%
Patterson-UTI Energy, Inc.	15,220	495,107
Oasis Petroleum, Inc.*	7,250	303,123
Resolute Energy Corp.*	47,930	300,521
Matrix Service Co.*	9,849	237,558
Sanchez Energy Corp.*	7,248	190,332
Clayton Williams Energy, Inc.*	1,547	149,208

Total Energy		1,675,849

UTILITIES - 5.7%
UGI Corp.	16,379	558,361
Laclede Group, Inc.	10,186	472,630
PICO Holdings, Inc.*	11,932	238,043
South Jersey Industries, Inc.	3,680	196,365
Avista Corp.	1,760	53,733

Total Utilities		1,519,132

THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (concluded)

SMALL CAP VALUE FUND	September 30, 2014

	SHARES	VALUE

COMMUNICATIONS - 5.2%
DigitalGlobe, Inc.*	16,138	$459,932
Safeguard Scientifics, Inc.*	15,090	277,656
Finisar Corp.*	15,760	262,089
Scholastic Corp.	7,252	234,385
Liquidity Services, Inc.*	11,620	159,775

Total Communications		1,393,837

BASIC MATERIALS - 4.0%
Luxfer Holdings plc ADR	16,880	291,348
Landec Corp.*	21,546	263,939
Olin Corp.	8,902	224,776
Royal Gold, Inc.	3,372	218,977
Allied Nevada Gold Corp.*	19,300	63,883

Total Basic Materials		1,062,923

Total Common Stocks
(Cost $23,467,776)		25,633,455

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Thermoenergy Corp.*,1	6,250	91

Total Preferred Stocks
(Cost $5,968)		91

SHORT TERM INVESTMENTS† - 3.2%
Dreyfus Treasury Prime Cash Management Fund	843,505	843,505

Total Short Term Investments
(Cost $843,505)		843,505

Total Investments - 99.5%
(Cost $24,317,249)		$26,477,051

Other Assets & Liabilities, net - 0.5%		145,288

Total Net Assets - 100.0%		$26,622,339

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	PIPE (Private Investment in Public Equity) - Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.
ADR — American Depositary Receipt
plc — Public Limited Company

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SMALL CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2014

ASSETS:
Investments, at value
(cost $24,317,249)	$26,477,051
Prepaid expenses	24,583
Cash	1,937
Receivables:
Securities sold	293,500
Dividends	45,359
Fund shares sold	22,274
Investment adviser	22,272

Total assets	26,886,976

LIABILITIES:
Payable for:
Securities purchased	185,394
Management fees	33,144
Distribution and service fees	11,016
Fund shares redeemed	9,261
Fund accounting/administration fees	3,149
Transfer agent/maintenance fees	3,087
Trustees’ fees*	71
Miscellaneous	19,515

Total liabilities	264,637

NET ASSETS	$26,622,339

NET ASSETS CONSIST OF:
Paid in capital	$19,760,143
Accumulated net investment loss	(146,970)
Accumulated net realized gain on investments	4,849,364
Net unrealized appreciation on investments	2,159,802

Net assets	$26,622,339

A-CLASS:
Net assets	$17,342,228
Capital shares outstanding	1,031,176
Net asset value per share	$16.82

Maximum offering price per share
(Net asset value divided by 95.25%)	$17.66

C-CLASS:
Net assets	$8,526,798
Capital shares outstanding	534,219
Net asset value per share	$15.96

INSTITUTIONAL CLASS:
Net assets	$753,313
Capital shares outstanding	44,203
Net asset value per share	$17.04

STATEMENT OF OPERATIONS

Year Ended September 30, 2014

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $448)	$558,634
Interest	28,510

Total investment income	587,144

EXPENSES:
Management fees	504,875
Transfer agent/maintenance fees:
A-Class	50,190
C-Class	13,242
Institutional Class	796
Distribution and service fees:
A-Class	49,246
C-Class	86,459
Fund accounting/administration fees	47,962
Registration fees	44,888
Trustees’ fees*	5,056
Custodian fees	4,727
Tax expense	1
Miscellaneous	69,966

Total expenses	877,408
Less:
Expenses waived by Adviser	(199,545)

Net expenses	677,863

Net investment loss	(90,719)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	8,663,768
Options written	87,489

Net realized gain	8,751,257

Net change in unrealized appreciation (depreciation) on:
Investments	(7,303,931)
Options written	(5,573)

Net change in unrealized appreciation (depreciation)	(7,309,504)

Net realized and unrealized gain	1,441,753

Net increase in net assets resulting
from operations	$1,351,034

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS	THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

SMALL CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2014	2013

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(90,719)	$11,190
Net realized gain on investments	8,751,257	3,160,916
Net change in unrealized appreciation (depreciation) on investments	(7,309,504)	7,028,196

Net increase in net assets resulting from operations	1,351,034	10,200,302

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
A-Class	(33,808)	(11,056)
Institutional Class	(89,016)	(53,908)
Net realized gains
A-Class	(1,236,307)	(1,047,645)
C-Class	(508,183)	(266,068)
Institutional Class	(1,474,064)	(1,552,279)

Total distributions to shareholders	(3,341,378)	(2,930,956)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
A-Class	9,171,920	10,521,756
C-Class	4,179,080	2,264,197
Institutional Class	559,915	331,808
Distributions reinvested
A-Class	1,239,655	1,042,444
C-Class	485,717	248,604
Institutional Class	25,070	4,422
Cost of shares redeemed
A-Class	(8,482,138)	(10,445,396)
C-Class	(1,429,909)	(372,708)
Institutional Class	(21,823,574)	(88,984)

Net increase (decrease) from capital share transactions	(16,074,264)	3,506,143

Net increase (decrease) in net assets	(18,064,608)	10,775,489

NET ASSETS:
Beginning of year	44,686,947	33,911,458

End of year	$26,622,339	$44,686,947

Accumulated net investment loss at end of year	$(146,970)	$(87,199)

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	506,970	653,325
C-Class	242,648	142,887
Institutional Class	30,658	20,199
Shares issued from reinvestment of distributions
A-Class	71,163	75,267
C-Class	29,190	18,636
Institutional Class	1,422	316
Shares redeemed
A-Class	(472,674)	(620,391)
C-Class	(82,761)	(24,580)
Institutional Class	(1,224,766)	(5,715)

Net increase (decrease) in shares	(898,150)	259,944

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
A-Class	2014	2013	2012	2011	2010

Per Share Data
Net asset value, beginning of period	$17.81	$15.04	$11.66	$14.35	$13.24

Income (loss) from investment operations:
Net investment income (loss)[a]	(.03)	(—) [b]	(.03)	(.07)	(.05)
Net gain (loss) on investments (realized and unrealized)	.26	4.05	3.73	(.63)	1.54

Total from investment operations	.23	4.05	3.70	(.70)	1.49

Less distributions from:
Net investment income	(.03)	(.01)	—	—	—
Net realized gains	(1.19)	(1.27)	(.32)	(1.99)	(.38)

Total distributions	(1.22)	(1.28)	(.32)	(1.99)	(.38)

Net asset value, end of period	$16.82	$17.81	15.04	$11.66	$14.35

Total Return[c]	1.07%	29.39%	32.19%	(7.31% )	11.53%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,342	$16,487	$12,294	$7,592	$6,209

Ratios to average net assets:
Net investment income (loss)	(0.14% )	(0.02% )	(0.24% )	(0.52% )	(0.34% )
Total expenses	1.85%	1.91%	2.14%	2.33%	2.45%
Net expenses[d]	1.32% [e]	1.30%	1.30%	1.30%	1.30%

Portfolio turnover rate	45%	34%	62%	70%	140%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
C-Class	2014	2013	2012	2011	2010

Per Share Data
Net asset value, beginning of period	$17.05	$14.54	$11.36	$14.13	$13.11

Income (loss) from investment operations:
Net investment income (loss)[a]	(.15)	(.12)	(.14)	(.18)	(.15)
Net gain (loss) on investments (realized and unrealized)	.25	3.90	3.64	(.60)	1.55

Total from investment operations	.10	3.78	3.50	(.78)	1.40

Less distributions from:
Net realized gains	(1.19)	(1.27)	(.32)	(1.99)	(.38)

Total distributions	(1.19)	(1.27)	(.32)	(1.99)	(.38)

Net asset value, end of period	$15.96	$17.05	$14.54	$11.36	$14.13

Total Return[c]	0.30%	28.34%	31.35%	(8.07% )	10.94%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,527	$5,885	$3,026	$2,305	$1,353

Ratios to average net assets:
Net investment income (loss)	(0.87% )	(0.75% )	(1.00% )	(1.26% )	(1.09% )
Total expenses	2.51%	2.58%	2.70%	3.07%	3.22%
Net expenses[d]	2.07% [e]	2.05%	2.05%	2.05%	2.05%

Portfolio turnover rate	45%	34%	62%	70%	140%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
Institutional Class	2014	2013	2012	2011	2010

Per Share Data
Net asset value, beginning of period	$18.04	$15.21	$11.76	$14.43	$13.28

Income (loss) from investment operations:
Net investment income (loss)[a]	.01	.04	— [b]	(.04)	(.01)
Net gain (loss) on investments (realized and unrealized)	.25	4.10	3.77	(.64)	1.54

Total from investment operations	.26	4.14	3.77	(.68)	1.53

Less distributions from:
Net investment income	(.07)	(.04)	—	—	—
Net realized gains	(1.19)	(1.27)	(.32)	(1.99)	(.38)

Total distributions	(1.26)	(1.31)	(.32)	(1.99)	(.38)

Net asset value, end of period	$17.04	$18.04	$15.21	$11.76	$14.43

Total Return[c]	1.21%	29.74%	32.51%	(7.11%)	11.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$753	$22,315	$18,591	$638	$734

Ratios to average net assets:
Net investment income (loss)	0.05%	0.23%	0.02%	(0.30%)	(0.08%)
Total expenses	1.33%	1.34%	1.44%	2.09%	2.21%
Net expenses[d]	1.07%[e]	1.05%	1.05%	1.05%	1.05%

Portfolio turnover rate	45%[e]	34%	62%	70%	140%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income (loss) is less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]
Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding those amounts, the operating expense ratio would be 1.30%, 2.05% and 1.05% for the A-Class, C-Class and Institutional Class, respectively.

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2014

To Our Shareholders:

Guggenheim StylePlus—Large Core Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Global Chairman of Investments and Chief Investment Officer; Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Head of Equity and Derivative Strategies; and Scott Hammond, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended September 30, 2014.

For the year ended September 30, 2014, the Guggenheim StylePlus—Large Core Fund returned 21.59%1, compared with the 19.73% return of its benchmark, the S&P 500 Index.

The Fund’s investment objective is to deliver long-term growth of capital in excess of that produced by the total return of the S&P 500 Index. The Fund seeks to add alpha above the target index by leveraging Guggenheim’s competencies in fixed income and systematic stock selection. To accomplish this, the StylePlus strategy allocates to quantitative selection models when stock picking opportunities in the market are high.

When stock selection opportunities are less attractive, the Fund invests in derivatives based on the target index, backed by a diversified portfolio of fixed income instruments. In this way, the Fund believes it will deliver the target index return plus an alpha component commensurate with the yield achieved on the active fixed income portfolio.

Performance Review

The Fund outperformed over the period, with the active equity and active fixed income exposures both boosting performance. The passive equity position was neutral to performance, while the swap agreements contributed to performance.

The Fund maintained an approximate allocation of 20% to systematic equity selection and 80% allocated to the passive equity position, which was maintained with swap agreements and futures contracts. Beginning in December 2013, due to a more favorable outlook for active stock selection, the equity sleeve was increased to 25%, with 74% allocated to the passive equity position, then scaled back to 20% toward mid-2014.

Performance displayed represents past performance which is no guarantee of future results.

1Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT

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THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2014

STYLEPLUS—LARGE CORE FUND

OBJECTIVE:    Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

175%
150%
125%
100%
75%
50%
25%
0%
S&P 500 Index Equity Index Swap Agreements
Mutual Funds
Common Stock
Asset Backed Securities
Corporate Bonds
Other
Mortgage Backed Securities
Senior Floating Rate Interests

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Portfolio Composition by Quality Rating**

% of
Rating	Total Investments

Fixed Income Instruments
AAA	6.9%
AA	3.6%
A	5.0%
BBB	6.2%
BB	1.1%
B	4.4%
CCC	1.1%
Other Instruments
Mutual Funds	48.6%
Common Stock	20.6%
Short Term Investments	2.5%

Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

Inception Dates:

A-Class	September 10, 1962
B-Class	October 19, 1993
C-Class	January 29, 1999
Institutional Class	March 1, 2012

Ten Largest Holdings (% of Total Net Assets)

Guggenheim Strategy Fund III	21.8%
Guggenheim Strategy Fund II	15.2%
HSI Asset Securitization Corporation
Trust 2007-WF1 — Class 2A3	1.0%
Garrison Funding 2013-2 Ltd. — Class A1T	1.0%
Duane Street CLO IV Ltd. — Class A1T	1.0%
Cornerstone CLO Ltd. — Class A1S	0.8%
Argent Securities Incorporated Asset-Backed
Pass-Through
Certificates Series 2005-W3 — Class A2D	0.8%
Boca Hotel Portfolio Trust
2013-BOCA — Class D	0.8%
Resource Capital Corporation CRE
Notes 2013 Ltd. — Class B	0.8%
Goldman Sachs Asset Management CLO plc	0.7%

Top Ten Total	43.9%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

**	Source: Factset. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Unrated securities do not necessarily indicate low credit quality. Security ratings are determined at the time of purchase and may change thereafter.

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	September 30, 2014

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended September 30, 2014

	1 Year	5 Year	10 Year

A-Class Shares	21.59%	12.92%	5.27%

A-Class Shares with sales charge†	15.82%	11.58%	4.65%

B-Class Shares	19.93%	11.72%	4.59%

B-Class Shares with CDSC‡	15.19%	11.46%	4.59%

C-Class Shares	20.40%	11.92%	4.43%

C-Class Shares with CDSC§	19.43%	11.92%	4.43%

S&P 500 Index	19.73%	15.70%	8.11%

		Since Inception
	1 Year	(03/01/12)

Institutional Class Shares	21.50%	14.66%

S&P 500 Index	19.73%	17.51%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 5 Year and 10 Year average annual returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.
‡	Fund returns include a CDSC of up to 5% if redeemed within 5 years of purchase
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS	September 30, 2014

STYLEPLUS—LARGE CORE FUND

	SHARES	VALUE

COMMON STOCKS† - 20.6%

CONSUMER, NON-CYCLICAL - 6.2%
Pfizer, Inc.	29,990	$886,804
Merck & Company, Inc.	14,566	863,472
Altria Group, Inc.	13,704	629,562
Procter & Gamble Co.	7,248	606,948
UnitedHealth Group, Inc.	6,717	579,341
Archer-Daniels-Midland Co.	11,119	568,181
Johnson & Johnson	5,210	555,334
Mondelez International, Inc. — Class A	15,463	529,840
Express Scripts Holding Co.*	7,407	523,156
Kroger Co.	9,440	490,880
Cardinal Health, Inc.	6,469	484,657
Kimberly-Clark Corp.	4,385	471,694
Kraft Foods Group, Inc.	8,316	469,022
Kellogg Co.	7,040	433,664
Medtronic, Inc.	6,903	427,641
Aetna, Inc.	5,147	416,907
WellPoint, Inc.	3,425	409,699
Eli Lilly & Co.	6,161	399,541
PepsiCo, Inc.	4,277	398,146
Philip Morris International, Inc.	4,725	394,065
General Mills, Inc.	6,919	349,064
Cigna Corp.	3,826	346,980
Becton Dickinson and Co.	2,752	313,205
Coca-Cola Co.	5,648	240,944
AbbVie, Inc.	3,649	210,766
Stryker Corp.	1,990	160,693
Amgen, Inc.	1,063	149,309
Automatic Data Processing, Inc.	1,482	123,125

Total Consumer, Non-cyclical		12,432,640

INDUSTRIAL - 3.4%
General Electric Co.	40,710	1,042,990
Boeing Co.	4,887	622,507
United Technologies Corp.	5,780	610,368
General Dynamics Corp.	4,664	592,748
Lockheed Martin Corp.	3,035	554,737
FedEx Corp.	3,422	552,482
Caterpillar, Inc.	5,334	528,226
Northrop Grumman Corp.	3,913	515,577
CSX Corp.	15,934	510,844
Raytheon Co.	4,715	479,138
Waste Management, Inc.	9,974	474,064
Deere & Co.	1,443	118,312
TE Connectivity Ltd.	1,969	108,866

Total Industrial		6,710,859

TECHNOLOGY - 3.1%
Apple, Inc.	12,674	1,276,906
Microsoft Corp.	20,749	961,924
International Business Machines Corp.	3,129	593,978
Hewlett-Packard Co.	16,107	571,315
EMC Corp.	18,740	548,333
QUALCOMM, Inc.	5,459	408,169
Oracle Corp.	9,516	364,272
Broadcom Corp. — Class A	7,749	313,215
Micron Technology, Inc.*	8,360	286,414
Intel Corp.	8,121	282,773
Texas Instruments, Inc.	5,796	276,411
Western Digital Corp.	2,360	229,675

Total Technology		6,113,385

ENERGY - 2.4%
Exxon Mobil Corp.	12,329	1,159,543
Anadarko Petroleum Corp.	4,961	503,243
Pioneer Natural Resources Co.	2,343	461,500
Marathon Oil Corp.	12,077	453,975
Apache Corp.	4,833	453,674
Hess Corp.	4,476	422,176
Marathon Petroleum Corp.	4,492	380,338
Valero Energy Corp.	4,741	219,366
Occidental Petroleum Corp.	2,037	195,858
Chevron Corp.	1,285	153,326
ConocoPhillips	1,975	151,127
Baker Hughes, Inc.	1,814	118,019
Phillips 66	1,437	116,842

Total Energy		4,788,987

FINANCIAL - 2.0%
JPMorgan Chase & Co.	16,805	1,012,333
Bank of America Corp.	32,231	549,539
Prudential Financial, Inc.	5,993	527,024
Citigroup, Inc.	9,756	505,556
Capital One Financial Corp.	6,042	493,148
MetLife, Inc.	8,486	455,868
Wells Fargo & Co.	4,274	221,692
Berkshire Hathaway, Inc. — Class B*	986	136,206

Total Financial		3,901,366

COMMUNICATIONS - 1.7%
Cisco Systems, Inc.	28,963	728,999
eBay, Inc.*	10,384	588,045
Corning, Inc.	22,473	434,628
Google, Inc. — Class A*	724	426,009
CenturyLink, Inc.	8,516	348,219
Comcast Corp. — Class A	6,085	327,251
Verizon Communications, Inc.	3,934	196,661
Amazon.com, Inc.*	470	151,547
AT&T, Inc.	3,588	126,441
Yahoo!, Inc.*	2,000	81,500

Total Communications		3,409,300

CONSUMER, CYCLICAL - 1.7%
Wal-Mart Stores, Inc.	9,338	714,077
CVS Health Corp.	8,174	650,569
Walgreen Co.	8,756	518,968
General Motors Co.	15,072	481,400
Ford Motor Co.	25,777	381,242
Costco Wholesale Corp.	1,935	242,494
Target Corp.	3,480	218,126
Carnival Corp.	3,272	131,436

Total Consumer, Cyclical		3,338,312

BASIC MATERIALS - 0.1%
Freeport-McMoRan, Inc.	4,462	145,684
EI du Pont de Nemours & Co.	1,000	71,760

Total Basic Materials		217,444

Total Common Stocks
(Cost $37,569,392)		40,912,293

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS (continued)	September 30, 2014
STYLEPLUS —LARGE CORE FUND

	SHARES	VALUE

MUTUAL FUNDS† - 48.6%
Guggenheim Strategy Fund III[1]	1,742,203	$43,398,278
Guggenheim Strategy Fund II1	1,216,007	30,278,579
Guggenheim Strategy Fund I1	925,171	23,036,746

Total Mutual Funds
(Cost $96,959,909)		96,713,603

SHORT TERM INVESTMENTS†- 2.5%
Dreyfus Treasury Prime Cash Management Fund	4,952,822	4,952,822

Total Short Term Investments
(Cost $4,952,822)		4,952,822

	FACE
	AMOUNT

ASSET BACKED SECURITIES†† - 20.4%
Garrison Funding 2013-2 Ltd.
2013-2A, 2.03% due 09/25/23[2,3]	$1,980,000	1,967,921
Duane Street CLO IV Ltd.
2007-4A, 0.46% due 11/14/21[2,3]	1,985,068	1,967,401
Brentwood CLO Corp.
2006-1A, 0.51% due 02/01/22[2,3]	1,150,777	1,133,170
2006-1A, 1.06% due 02/01/22[2,3]	500,000	455,800
Cornerstone CLO Ltd.
2007-1A, 0.45% due 07/15/21[2,3]	1,600,000	1,586,400
Argent Securities Incorporated Asset-Backed
Pass-Through Certificates
2005-W3, 0.49% due 11/25/35[2]	1,624,615	1,559,841
Goldman Sachs Asset Management CLO plc
2007-1A, 2.99% due 08/01/22[2,3]	1,500,000	1,475,700
JP Morgan Mortgage Acquisition Trust
2007-CH3, 0.30% due 03/25/37[2]	1,457,736	1,436,009
ALM VII R-2 Ltd. 2013-7R2A,
2.83% due 04/24/24[2,3]	1,450,000	1,423,610
Salus CLO 2012-1 Ltd. 2013-1AN,
2.48% due 03/05/21[2,3]	1,400,000	1,397,760
Central Park CLO Ltd. 2011-1A,
3.43% due 07/23/22[2,3]	1,320,000	1,301,784
Cerberus Onshore II CLO LLC
2014-1A, 2.93% due 10/15/23[2,3]	1,000,000	984,100
2014-1A, 2.23% due 10/15/23[2,3]	250,000	249,500
Black Diamond CLO 2005-1 Delaware Corp.
2005-1A, 2.13% due 06/20/17[2,3]	1,250,000	1,225,750
Symphony CLO IX, LP 2012-9A,
2.73% due 04/16/22[2,3]	700,000	700,630
2012-9A, 3.48% due 04/16/22[2,3]	500,000	500,000
N-Star REL CDO VIII Ltd.
2006-8A, 0.44% due 02/01/41[2,3]	1,207,005	1,157,639
Aegis Asset Backed Securities Trust
2005-3, 0.62% due 08/25/35[2]	1,173,060	1,156,393
KKR Financial CLO 2007-1 Ltd.
2007-1A, 2.48% due 05/15/21[2,3]	1,150,000	1,127,690
Lehman XS Trust
2007-9, 0.27% due 06/25/37[2]	1,227,977	1,108,120
GreenPoint Mortgage Funding Trust
2005-HE4, 0.86% due 07/25/30[2]	1,100,000	1,029,777
Symphony CLO VII Ltd.
2011-7A, 3.44% due 07/28/21[2,3]	1,000,000	998,500
Wells Fargo Home Equity Asset-Backed
Securities 2006-2 Trust
2006-3, 0.30% due 01/25/37[2]	1,070,506	981,620
GSC Group CDO Fund VIII Ltd.
2007-8A, 0.61% due 04/17/21[2,3]	1,000,000	976,000
Foothill CLO Ltd.
2007-1A, 0.48% due 02/22/21[2,3]	976,198	967,413
Hewett’s Island CDO Ltd.
2007-6A, 2.48% due 06/09/19[2,3]	900,000	896,580
Popular ABS Mortgage Pass-Through Trust
2005-A, 0.58% due 06/25/35[2]	893,510	859,551
TICC CLO LLC
2011-1A, 2.48% due 07/25/21[2,3]	850,000	850,000
Black Diamond CLO 2006-1 Luxembourg S.A.
2007-1A, 0.62% due 04/29/19[2,3]	900,000	846,270
Race Point V CLO Ltd.
2014-5AR, 3.08% due 12/15/22[2,3]	850,000	846,260
Northwoods Capital VII Ltd.
2006-7A, 1.78% due 10/22/21[2,3]	810,000	797,688
H2 Asset Funding Ltd.
2.05% due 03/19/3[7]	750,000	756,375
OFSI Fund V Ltd.
2013-5A, 3.43% due 04/17/25[2,3]	750,000	747,900
Golub Capital Partners CLO 18 Ltd.
2014-18A, 2.73% due 04/25/26[2,3]	720,000	712,800
Tricadia CDO 2006-6 Ltd.
2006-6A, 0.79% due 11/05/41[2,3]	600,000	567,360
Halcyon Loan Advisors Funding 2012-1 Ltd.
2012-1A, 3.23% due 08/15/23[2,3]	500,000	491,300
Soundview Home Loan Trust
2003-1, 2.40% due 08/25/31[2]	478,805	474,209
NewStar Commercial Loan Trust
2007-1A, 1.53% due 09/30/22[2,3]	500,000	472,850
Race Point IV CLO Ltd.
2007-4A, 0.99% due 08/01/21[2,3]	450,000	433,260
DIVCORE CLO Ltd.
2013-1A B, 4.05% due 11/15/32	400,000	400,240
ACS 2007-1 Pass Through Trust
2007-1A, 0.47% due 06/14/37[2,3]	405,232	396,114
West Coast Funding Ltd.
2006-1A, 0.38% due 11/02/41[2,3]	403,354	395,892
Global Leveraged Capital Credit Opportunity Fund
2006-1A, 0.53% due 12/20/18[2,3]	383,825	383,173
JP Morgan Mortgage Acquisition Trust
2006-CH2, 0.26% due 10/25/36[2]	240,904	240,654
Golub Capital Partners Fundings Ltd.
2007-1A, 0.48% due 03/15/22[2,3]	224,024	221,604

Total Asset Backed Securities
(Cost $40,168,889)		40,658,608

MORTGAGE BACKED SECURITIES†† - 4.6%
HSI Asset Securitization Corporation Trust
2007-WF1, 0.32% due 05/25/37[2]	2,227,158	2,077,293
Boca Hotel Portfolio Trust
2013-BOCA, 3.20% due 08/15/26[2,3]	1,550,000	1,551,227
Resource Capital Corporation CRE Notes 2013 Ltd.
2013-CRE1, 3.00% due 12/15/28[2,3]	1,500,000	1,517,158
Hilton USA Trust
2013-HLF, 2.91% due 11/05/30[2,3]	1,350,000	1,350,849

THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2014
STYLEPLUS—LARGE CORE FUND

	FACE
	AMOUNT	VALUE

SRERS Funding Ltd.
2011-RS, 0.40% due 05/09/46[2,3]	$1,192,747	$1,136,092
Banc of America Merrill Lynch
Commercial Mortgage, Inc.
2005-6, 6.33% due 09/10/47[2,3]	882,500	899,514
Wachovia Bank Commercial Mortgage Trust
Series 2007-WHALE 8
2007-WHL8, 0.23% due 06/15/20[2,3]	566,471	563,690

Total Mortgage Backed Securities
(Cost $9,006,607)		9,095,823

SENIOR FLOATING RATE INTERESTS††,2 - 2.0%

FINANCIAL - 0.8%
National Financial Partners Corp.
4.50% due 07/01/20	1,267,204	1,254,532
First Data Corp.
3.65% due 03/23/18	150,000	146,954
Cunningham Lindsey U.S., Inc.
5.00% due 12/10/19	108,346	106,450

Total Financial		1,507,936

TECHNOLOGY - 0.5%
Blue Coat Systems, Inc.
4.00% due 05/31/19	1,037,282	1,015,675

ENERGY - 0.3%
Pacific Drilling
4.50% due 05/18/18	661,625	638,746

INDUSTRIAL - 0.3%
Thermasys Corp.
5.25% due 05/03/19	629,688	626,016

CONSUMER, CYCLICAL - 0.1%
Sears Holdings Corp.
5.50% due 06/30/18	198,500	192,793

Total Senior Floating Rate Interests
(Cost $4,033,935)		3,981,166

CORPORATE BONDS†† -0.9%
FINANCIAL - 0.5%
Icahn Enterprises Limited Partnership / Icahn
Enterprises Finance Corp.
3.50% due 03/15/17	790,000	782,100
International Lease Finance Corp.
2.18% due 06/15/16[2]	300,000	297,000

Total Financial		1,079,100

COMMUNICATIONS - 0.4%
Level 3 Financing, Inc.
3.82% due 01/15/18[2]	750,000	738,975

Total Corporate Bonds
(Cost $1,846,140)		1,818,075

COLLATERALIZED MORTGAGE OBLIGATION†† - 0.4%
HarborView Mortgage Loan Trust
2006-12, 0.34% due 01/19/38[2]	1,038,996	886,870

Total Collateralized Mortgage Obligation
(Cost $851,755)		886,870

Total Investments - 100.0%
(Cost $195,389,449)		$199,019,260

Other Assets & Liabilities, net - 0.0%		(14,566)

Total Net Assets - 100.0%		$199,004,694

		UNREALIZED
	CONTRACTS	GAIN (LOSS)

EQUITY FUTURES CONTRACTS PURCHASED†
December 2014 S&P 500 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $1,473,563)	15	$(8,710)

	UNITS

OTC EQUITY INDEX SWAP AGREEMENTS††
Morgan Stanley Capital Services, Inc.
June 2015 S&P 500 Total Return Index Swap,
Terminating 06/03/15[4]
(Notional Value $102,784,935)	28,613	$5,278,214
Bank of America
August 2015 S&P 500 Total Return Index Swap,
Terminating 08/05/15[4]
(Notional Value $40,452,406)	11,261	403,015
Bank of America
November 2014 S&P 500 Index Swap,
Terminating 11/05/14[4]
(Notional Value $13,099,950)	6,642	–

(Total Notional Value $156,337,291)		$5,681,229

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 12.
[2]	Variable rate security. Rate indicated is rate effective at September 30, 2014.
[3]	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $38,413,324 (cost $38,066,494), or 19.3% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
[4]	Total Return based on S&P 500 Index +/- financing at a variable rate.
plc — Public Limited Company

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT

STYLEPLUS —LARGE CORE FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2014

ASSETS:
Investments in unaffiliated issuers, at value
(cost $98,429,540)	$102,305,657
Investments in affiliated issuers, at value
(cost $96,959,909)	96,713,603

Total investments
(cost $195,389,449)	199,019,260
Unrealized appreciation on swap agreements	5,681,229
Segregated cash with broker	69,000
Prepaid expenses	26,198
Cash	7,695
Receivables:
Dividends	169,782
Interest	130,534
Fund shares sold	112,703

Total assets	205,216,401

LIABILITIES:
Segregated cash from broker	5,567,000
Payable for:
Swap settlement	227,833
Management fees	125,060
Securities purchased	101,387
Distribution and service fees	45,440
Fund shares redeemed	27,011
Transfer agent/maintenance fees	16,593
Fund accounting/administration fees	15,847
Variation margin	3,563
Trustees’ fees*	3,125
Miscellaneous	78,848

Total liabilities	6,211,707

NET ASSETS	$199,004,694

NET ASSETS CONSIST OF:
Paid in capital	$163,007,684
Undistributed net investment income	1,516,265
Accumulated net realized gain on investments	25,178,415
Net unrealized appreciation on investments	9,302,330

Net assets	$199,004,694

A-CLASS:
Net assets	$192,850,181
Capital shares outstanding	7,862,168
Net asset value per share	$24.53

Maximum offering price per share
(Net asset value divided by 95.25%)	$25.75

B-CLASS:
Net assets	$3,033,206
Capital shares outstanding	164,938
Net asset value per share	$18.39

C-CLASS:
Net assets	$3,041,595
Capital shares outstanding	148,011
Net asset value per share	$20.55

INSTITUTIONAL CLASS:
Net assets	$79,712
Capital shares outstanding	3,264
Net asset value per share	$24.42

STATEMENT OF OPERATIONS

Year Ended September 30, 2014

INVESTMENT INCOME:
Interest	$2,199,901
Dividends from securities of affiliated issuers	1,103,251
Dividends from securities of unaffiliated issuers	1,071,461

Total investment income	4,374,613

EXPENSES:
Management fees	1,459,478
Transfer agent/maintenance fees:
A-Class	239,640
B-Class	26,189
C-Class	8,816
Institutional Class	152
Distribution and service fees:
A-Class	471,341
B-Class	33,542
C-Class	26,654
Fund accounting/administration fees	184,865
Legal fees	153,704
Trustees’ fees*	21,002
Line of credit expense	12,940
Custodian fees	7,900
Tax expense	5
Miscellaneous	172,966

Total expenses	2,819,194
Less:
Expenses waived by Adviser	(38,920)

Net expenses	2,780,274

Net investment income	1,594,339

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	8,133,655
Investments in affiliated issuers	(115,684)
Swap agreements	24,173,953
Futures contracts	94,546
Realized gain distributions received from
investment company shares	51,299

Net realized gain	32,337,769

Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	2,236,162
Investments in affiliated issuers	(18,404)
Swap agreements	1,383,821
Futures contracts	3,141

Net change in unrealized appreciation (depreciation)	3,604,720

Net realized and unrealized gain	35,942,489

Net increase in net assets resulting
from operations	$37,536,828

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

STYLEPLUS—LARGE CORE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2014	2013

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,594,339	$387,876
Net realized gain on investments	32,337,769	41,977,296
Net change in unrealized appreciation (depreciation) on investments	3,604,720	(18,317,757)

Net increase in net assets resulting from operations	37,536,828	24,047,415

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
A-Class	(394,204)	(616,535)
Institutional Class	(125)	(73)
Net realized gains
A-Class	(30,898,467)	—
B-Class	(755,687)	—
C-Class	(490,315)	—
Institutional Class	(4,758)	—

Total distributions to shareholders	(32,543,556)	(616,608)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
A-Class	5,232,403	3,891,702
B-Class	139,271	216,333
C-Class	926,456	827,015
Institutional Class	60,516	12,929
Distributions reinvested
A-Class	29,159,068	571,200
B-Class	750,686	—
C-Class	483,096	—
Institutional Class	4,883	73
Cost of shares redeemed
A-Class	(22,280,678)	(23,445,161)
B-Class	(1,341,102)	(1,828,228)
C-Class	(628,059)	(459,100)
Institutional Class	(13,481)	—

Net increase (decrease) from capital share transactions	12,493,059	(20,213,237)

Net increase in net assets	17,486,331	3,217,570

NET ASSETS:
Beginning of year	181,518,363	178,300,793

End of year	$199,004,694	$181,518,363

Undistributed net investment income at end of year	$1,516,265	$94,876

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	221,145	171,925
B-Class	7,794	12,018
C-Class	45,606	41,241
Institutional Class	2,509	592
Shares issued from reinvestment of distributions
A-Class	1,349,957	27,448
B-Class	45,857	—
C-Class	26,486	—
Institutional Class	227	4
Shares redeemed
A-Class	(944,947)	(1,051,893)
B-Class	(75,228)	(100,705)
C-Class	(31,801)	(23,259)
Institutional Class	(548)	—

Net increase (decrease) in shares	647,057	(922,629)

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—LARGE CORE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
A-Class	2014	2013	2012	2011 [f]	2010 [f]

Per Share Data
Net asset value, beginning of period	$24.27	$21.25	$16.79	$17.56	$16.20

Income (loss) from investment operations:
Net investment income (loss)[a]	.20	.06	.06	.01	.04
Net gain (loss) on investments (realized and unrealized)	4.45	3.04	4.42	(.74)	1.32

Total from investment operations	4.65	3.10	4.48	(.73)	1.36

Less distributions from:
Net investment income	(.06)	(.08)	(.02)	(.04)	—
Net realized gains	(4.33)	—	—	—	—

Total distributions	(4.39)	(.08)	(.02)	(.04)	—

Net asset value, end of period	$24.53	$24.27	$21.25	$16.79	$17.56

Total Return[b]	21.59%	14.64%	26.71%	(4.11% )	8.40%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$192,850	$175,601	$171,907	$156,232	$174,371

Ratios to average net assets:
Net investment income (loss)	0.86%	0.26%	0.32%	0.06%	0.31%
Total expenses[c]	1.41%	1.37%	1.36%	1.35%	1.43%
Net expenses[d]	1.39%	1.37%	1.36%	1.35%	1.43%

Portfolio turnover rate	107%	217%	101%	92%	100%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
B-Class	2014	2013	2012	2011 [f]	2010 [f]

Per Share Data
Net asset value, beginning of period	$19.39	$17.13	$13.69	$14.40	$13.36

Income (loss) from investment operations:
Net investment income (loss)[a]	(.10)	(.17)	(.15)	(.11)	(.08)
Net gain (loss) on investments (realized and unrealized)	3.43	2.43	3.59	(.60)	1.12

Total from investment operations	3.33	2.26	3.44	(.71)	1.04

Less distributions from:
Net realized gains	(4.33)	—	—	—	—

Total distributions	(4.33)	—	—	—	—

Net asset value, end of period	$18.39	$19.39	$17.13	$13.69	$14.40

Total Return[b]	19.93%	13.19%	25.13%	(4.93% )	7.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,033	$3,617	$4,714	$5,121	$6,817

Ratios to average net assets:
Net investment income (loss)	(0.56% )	(0.94% )	(0.92% )	(0.70% )	(0.48%	)
Total expenses[c]	2.81%	2.59%	2.59%	2.10%	2.17%
Net expenses[d]	2.80%	2.59%	2.59%	2.10%	2.17%

Portfolio turnover rate	107%	217%	101%	92%	100%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

STYLEPLUS—LARGE CORE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	September 30,	September 30,	September 30,		September 30,	September 30,
C-Class	2014	2013	2012		2011 [f]	2010 [f]

Per Share Data
Net asset value, beginning of period	$21.12	$18.60	$14.81		$15.56	$14.48

Income (loss) from investment operations:
Net investment income (loss)[a]	(.02)	(.15)	(.10)		(.12)	(.08)
Net gain (loss) on investments (realized and unrealized)	3.78	2.67	3.89		(.63)	1.16

Total from investment operations	3.76	2.52	3.79		(.75)	1.08

Less distributions from:
Net realized gains	(4.33)	—	—		—	—

Total distributions	(4.33)	—	—		—	—

Net asset value, end of period	$20.55	$21.12	$18.60		$14.81	$15.56

Total Return[b]	20.40%	13.55%	25.59%		(4.82% )	7.46%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,042	$2,275	$1,669		$1,600	$2,158

Ratios to average net assets:
Net investment income (loss)	(0.08% )	(0.77% )	(0.55%	)	(0.70% )	(0.44%	)
Total expenses[c]	2.36%	2.34%	2.22%		2.10%	2.18%
Net expenses[d]	2.34%	2.34%	2.22%		2.10%	2.18%

Portfolio turnover rate	107%	217%	101%		92%	100%

	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
Institutional Class	2014	2013	2012 [e]

Per Share Data
Net asset value, beginning of period	$24.25	$21.28	$20.84

Income (loss) from investment operations:
Net investment income (loss)[a]	.23	.06	.07
Net gain (loss) on investments (realized and unrealized)	4.38	3.06	.37

Total from investment operations	4.61	3.12	.44

Less distributions from:
Net investment income	(.11)	(.15)	—
Net realized gains	(4.33)	—	—

Total distributions	(4.44)	(.15)	—

Net asset value, end of period	$24.42	$24.25	$21.28

Total Return[b]	21.50%	14.79%	2.11%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$80	$26	$10

Ratios to average net assets:
Net investment income (loss)	0.97%	0.26%	0.59%
Total expenses[c]	1.39%	1.25%	1.12%
Net expenses[d]	1.37%	1.25%	1.12%

Portfolio turnover rate	107%	217%	101%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Since commencement of operations: March 1, 2012. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[f]	Reverse share split — Per share amounts for the periods presented through April 8, 2011 have been restated to reflect a 1:4 reverse share split effective April 8, 2011.

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2014

To Our Shareholders:

Guggenheim StylePlus—Mid Growth Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Head of Equity and Derivative Strategies; and Scott Hammond, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended September 30, 2014.

For the one year period ended September 30, 2014, the Guggenheim StylePlus—Mid Growth Fund returned 15.61%1, compared with the 14.43% return of its benchmark, the Russell Midcap Growth® Index.

The Fund’s investment objective is to deliver long-term growth of capital in excess of that produced by the total return of the Russell Midcap Growth Index. The Fund seeks to add alpha above the target index by leveraging Guggenheim’s competencies in fixed income and systematic stock selection. To accomplish this, the StylePlus strategy allocates to quantitative selection models when stock picking opportunities in the market are high.

When stock selection opportunities are less attractive, the Fund invests in derivatives based on the target index, backed by a diversified portfolio of fixed income instruments. In this way, the Fund believes it will deliver the target index return plus an alpha component commensurate with the yield achieved on the active fixed income portfolio.

Performance Review

The Fund outperformed over the period, with the active equity and active fixed income exposures both boosting performance. The passive equity position was neutral to performance, while the swap agreements contributed to performance.

The Fund maintained an approximate allocation of 20% to systematic equity selection, 80% allocated to the passive equity position, which was maintained with swap agreements and futures contracts. Beginning in December 2013, due to a more favorable outlook for active stock selection, the equity sleeve was increased to 25%, with 74% allocated to the passive equity position, then scaled back to 20% toward mid-2014.

Performance displayed represents past performance which is no guarantee of future results.

1Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT

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THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2014

STYLEPLUS—MID GROWTH FUND

OBJECTIVE:   Seeks long-term growth of capital.

Holdings Diversification
(Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Portfolio Composition by Quality Rating**

% of
Rating	Total Investments

Fixed Income Instruments
AAA	7.1%
AA	3.3%
A	5.8%
BBB	6.3%
BB	1.1%
B	4.4%
CCC	1.1%
Other Instruments
Mutual Funds	47.3%
Common Stock	20.3%
Short Term Investments	3.3%

Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

Inception Dates:

A-Class	September 17, 1969
B-Class	October 19, 1993
C-Class	January 29, 1999
Institutional Class	March 1, 2012

Ten Largest Holdings (% of Total Net Assets)

Guggenheim Strategy Fund III	21.4%
Guggenheim Strategy Fund II	15.9%
HSI Asset Securitization Corporation
Trust 2007-WF1 — Class 2A3	1.1%
Garrison Funding 2013-2 Ltd. — Class A1T	1.0%
Duane Street CLO IV Ltd. — Class A1T	1.0%
N-Star REL CDO VIII Ltd. — Class A1	1.0%
Argent Securities Incorporated
Asset-Backed Pass-Through
Certificates Series 2005-W3 —
Class A2D	0.8%
Boca Hotel Portfolio Trust 2013-
BOCA — Class D	0.8%
JP Morgan Mortgage Acquisition
Trust 2007-CH3 — Class A3	0.8%
Resource Capital Corporation CRE
Notes 2013 Ltd.	0.7%

Top Ten Total	44.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

**	Source: factset. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Unrated securities do not necessarily indicate low credit quality. Security ratings are determined at the time of purchase and may change thereafter.

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	September 30, 2014

Cumulative Fund Performance*
Average Annual Returns*
Periods Ended September 30, 2014
	1 Year	5 Year	10 Year

A-Class Shares	15.61%	13.99%	6.38%

A-Class Shares with sales charge†	10.12%	12.64%	5.75%

B-Class Shares	13.95%	12.68%	5.69%

B-Class Shares with CDSC‡	8.96%	12.43%	5.69%

C-Class Shares	14.56%	13.02%	5.53%

C-Class Shares with CDSC§	13.56%	13.02%	5.53%

Russell Midcap Growth Index	14.43%	17.12%	10.24%

			Since Inception
		1 Year	(03/01/12)

Institutional Class Shares		15.42%	13.77%

Russell Midcap Growth Index		14.43%	16.10%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell Midcap Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 5 Year and 10 Year average annual returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.
‡	Fund returns include a CDSC of up to 5% if redeemed within 5 years of purchase
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS	September 30, 2014
STYLEPLUS—MID GROWTH FUND

	SHARES	VALUE

COMMON STOCKS† - 20.4%

CONSUMER, NON-CYCLICAL - 7.2%
Kroger Co.	5,424	$282,048
Dr Pepper Snapple Group, Inc.	3,530	227,014
DaVita HealthCare Partners, Inc.*	2,972	217,372
Vertex Pharmaceuticals, Inc.*	1,849	207,661
Mylan, Inc.*	4,357	198,200
Cigna Corp.	2,065	187,275
Coca-Cola Enterprises, Inc.	3,886	172,383
Cardinal Health, Inc.	2,027	151,863
Kellogg Co.	2,412	148,579
Western Union Co.	9,036	144,937
Constellation Brands, Inc. — Class A*	1,616	140,851
Avis Budget Group, Inc.*	2,552	140,079
HCA Holdings, Inc.*	1,909	134,623
Hershey Co.	1,396	133,220
Clorox Co.	1,369	131,479
St. Jude Medical, Inc.	2,160	129,880
Campbell Soup Co.	3,003	128,318
Mead Johnson Nutrition Co. — Class A	1,304	125,470
Keurig Green Mountain, Inc.	961	125,055
Intuitive Surgical, Inc.*	253	116,840
Avon Products, Inc.	9,241	116,436
Laboratory Corporation of America Holdings*	1,141	116,097
Hologic, Inc.*	4,754	115,665
Vantiv, Inc. — Class A*	3,524	108,892
Boston Scientific Corp.*	9,012	106,432
Pilgrim’s Pride Corp.*	3,439	105,096
Hertz Global Holdings, Inc.*	4,084	103,693
Perrigo Company plc	683	102,580
Alliance Data Systems Corp.*	409	101,542
Ingredion, Inc.	1,332	100,952
Universal Health Services, Inc. — Class B	952	99,484
RR Donnelley & Sons Co.	5,697	93,773
Becton Dickinson and Co.	781	88,886
Total System Services, Inc.	2,491	77,121
Hormel Foods Corp.	1,383	71,072
Herbalife Ltd.	1,598	69,913
United Rentals, Inc.*	575	63,883
Illumina, Inc.*	389	63,765
CR Bard, Inc.	436	62,222
Endo International plc*	875	59,798
McGraw Hill Financial, Inc.	700	59,115
Centene Corp.*	711	58,807
Coty, Inc. — Class A	3,436	56,866
Church & Dwight Company, Inc.	794	55,707
Spectrum Brands Holdings, Inc.	615	55,676
H&R Block, Inc.	1,792	55,570
Monster Beverage Corp.*	602	55,185
AmerisourceBergen Corp. — Class A	697	53,878
Henry Schein, Inc.*	449	52,295
Brown-Forman Corp. — Class B	570	51,425
Brookdale Senior Living, Inc. — Class A*	1,576	50,779
McCormick & Company, Inc.	759	50,777
Sanderson Farms, Inc.	563	49,516
Genpact Ltd.*	3,020	49,286
Jarden Corp.*	818	49,170
KAR Auction Services, Inc.	1,706	48,843
Salix Pharmaceuticals Ltd.*	200	31,248

Total Consumer, Non-cyclical		5,954,592

COMMUNICATIONS - 3.0%
Omnicom Group, Inc.	3,085	212,433
Juniper Networks, Inc.	8,270	183,180
Liberty Interactive Corp. — Class A*	6,205	176,966
Corning, Inc.	8,934	172,784
Twitter, Inc.*	3,102	160,001
Nielsen N.V.	3,414	151,343
ARRIS Group, Inc.*	4,771	135,282
LinkedIn Corp. — Class A*	549	114,077
Harris Corp.	1,607	106,705
Motorola Solutions, Inc.	1,682	106,437
Discovery Communications, Inc. — Class A*	2,099	79,342
DISH Network Corp. — Class A*	1,210	78,141
Charter Communications, Inc. — Class A*	516	78,107
Anixter International, Inc.	905	76,780
Splunk, Inc.*	1,214	67,207
Interpublic Group of Companies, Inc.	3,531	64,688
EchoStar Corp. — Class A*	1,185	57,781
Netflix, Inc.*	127	57,300
Lamar Advertising Co. — Class A	1,160	57,130
Discovery Communications, Inc. — Class C*	1,496	55,771
CenturyLink, Inc.	1,307	53,443
VeriSign, Inc.*	959	52,860
Cablevision Systems Corp. — Class A	3,013	52,758
Sirius XM Holdings, Inc.*	14,898	51,994
CDW Corp.	1,625	50,456
Liberty Ventures*	925	35,113

Total Communications		2,488,079

TECHNOLOGY - 3.0%
Computer Sciences Corp.	2,730	166,939
Electronic Arts, Inc.*	3,909	139,200
Intuit, Inc.	1,467	128,582
Fiserv, Inc.*	1,949	125,974
Maxim Integrated Products, Inc.	3,833	115,910
Pitney Bowes, Inc.	4,316	107,857
Applied Materials, Inc.	4,904	105,976
NetApp, Inc.	2,418	103,877
SanDisk Corp.	1,047	102,554
Fidelity National Information Services, Inc.	1,804	101,565
Activision Blizzard, Inc.	4,694	97,588
ON Semiconductor Corp.*	10,588	94,657
Xilinx, Inc.	2,022	85,632
IHS, Inc. — Class A*	625	78,244
DST Systems, Inc.	913	76,619
Citrix Systems, Inc.*	929	66,275
VeriFone Systems, Inc.*	1,869	64,257
Paychex, Inc.	1,447	63,957

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS (continued)	September 30, 2014
STYLEPLUS—MID GROWTH FUND

	SHARES	VALUE

Cerner Corp.*	1,021	$60,821
Teradata Corp.*	1,369	57,388
SS &C Technologies Holdings, Inc.*	1,275	55,960
Informatica Corp.*	1,618	55,400
Autodesk, Inc.*	1,002	55,210
Microsemi Corp.*	2,142	54,428
Microchip Technology, Inc.	1,140	53,842
Teradyne, Inc.	2,742	53,167
Jack Henry & Associates, Inc.	930	51,764
Freescale Semiconductor Ltd.*	2,601	50,798
Diebold, Inc.	1,417	50,048
Solera Holdings, Inc.	820	46,215

Total Technology		2,470,704

CONSUMER, CYCLICAL - 2.9%
Southwest Airlines Co.	7,796	263,270
Macy’s, Inc.	2,747	159,821
United Continental Holdings, Inc.*	3,324	155,530
Allison Transmission Holdings, Inc.	4,285	122,079
Rite Aid Corp.*	23,725	114,829
PACCAR, Inc.	1,902	108,176
PVH Corp.	781	94,618
Best Buy Company, Inc.	2,763	92,809
Wyndham Worldwide Corp.	1,107	89,955
WW Grainger, Inc.	349	87,826
VF Corp.	1,293	85,377
Harley-Davidson, Inc.	1,367	79,559
Starwood Hotels & Resorts Worldwide, Inc.	935	77,801
Kohl’s Corp.	1,238	75,555
Tesla Motors, Inc.*	279	67,708
MGM Resorts International*	2,946	67,110
Dollar Tree, Inc.*	1,168	65,490
Alaska Air Group, Inc.	1,318	57,386
Tiffany & Co.	592	57,016
Wynn Resorts Ltd.	298	55,750
Genuine Parts Co.	635	55,696
Nordstrom, Inc.	803	54,901
O’Reilly Automotive, Inc.*	363	54,581
American Airlines Group, Inc.	1,535	54,462
Hilton Worldwide Holdings, Inc.*	2,100	51,723
Dollar General Corp.*	840	51,332
Michael Kors Holdings Ltd.*	700	49,973
Goodyear Tire & Rubber Co.	2,069	46,728
BorgWarner, Inc.	852	44,824

Total Consumer, Cyclical		2,441,885

INDUSTRIAL - 2.5%
Fluor Corp.	2,947	196,830
Waste Management, Inc.	4,108	195,253
Stanley Black & Decker, Inc.	2,178	193,385
Ingersoll-Rand plc	2,848	160,513
Parker-Hannifin Corp.	1,303	148,737
Dover Corp.	1,849	148,530
Pentair plc	1,969	128,950
Huntington Ingalls Industries, Inc.	905	94,310
Allegion plc	1,797	85,609
Masco Corp.	3,433	82,117
Rockwell Automation, Inc.	637	69,994
Waste Connections, Inc.	1,288	62,493
Spirit AeroSystems Holdings, Inc. — Class A*	1,637	62,304
Roper Industries, Inc.	422	61,734
Covanta Holding Corp.	2,575	54,642
Rexnord Corp.*	1,910	54,340
Tyco International Ltd.	1,207	53,796
Moog, Inc. — Class A*	778	53,215
Agilent Technologies, Inc.	915	52,137
Pall Corp.	617	51,643
Belden, Inc.	742	47,503
Manitowoc Company, Inc.	1,710	40,100

Total Industrial		2,098,135

ENERGY - 1.7%
Noble Energy, Inc.	2,105	143,898
Nabors Industries Ltd.	6,253	142,318
Superior Energy Services, Inc.	3,729	122,572
Concho Resources, Inc.*	800	100,312
Cameron International Corp.*	1,271	84,369
Tesoro Corp.	1,319	80,433
Chesapeake Energy Corp.	2,988	68,694
Range Resources Corp.	984	66,725
Valero Energy Corp.	1,388	64,223
Cheniere Energy, Inc.*	715	57,221
Cabot Oil & Gas Corp. — Class A	1,742	56,946
FMC Technologies, Inc.*	1,034	56,157
Southwestern Energy Co.*	1,554	54,312
Patterson-UTI Energy, Inc.	1,641	53,382
Helmerich & Payne, Inc.	540	52,850
Equities Corp.	565	51,720
Kosmos Energy Ltd.*	5,057	50,368
PBF Energy, Inc. — Class A	1,949	46,776
Cobalt International Energy, Inc.*	2,859	38,882

Total Energy		1,392,158

FINANCIAL - 0.1%
T. Rowe Price Group, Inc.	703	55,116
American Financial Group, Inc.	915	52,969

Total Financial		108,085

DIVERSIFIED - 0.0%
Liberty TripAdvisor Holdings, Inc. — Class A*	925	31,358

BASIC MATERIALS - 0.0%
Veritiv Corp.*	35	1,752

Total Common Stocks
(Cost $16,451,468)		16,986,748

MUTUAL FUNDS† - 47.5%
Guggenheim Strategy Fund III[1]	715,078	17,812,592
Guggenheim Strategy Fund II1	532,590	13,261,482
Guggenheim Strategy Fund I1	342,075	8,517,668

Total Mutual Funds
(Cost $39,688,096)		39,591,742

SHORT TERM INVESTMENTS† - 3.3%
Dreyfus Treasury Prime Cash
Management Fund	2,744,522	2,744,522

Total Short Term Investments
(Cost $2,744,522)		2,744,522

THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (continued)	September 30, 2014
STYLEPLUS—MID GROWTH FUND

	FACE
	AMOUNT	VALUE

ASSET BACKED SECURITIES†† - 21.2%
Garrison Funding 2013-2 Ltd.
2013-2A, 2.03% due 09/25/23[2,3]	$830,000	$824,936
Duane Street CLO IV Ltd.
2007-4A, 0.46% due 11/14/21[2,3]	823,990	816,657
N-Star REL CDO VIII Ltd.
2006-8A, 0.44% due 02/01/41[2,3]	832,417	798,372
Brentwood CLO Corp.
2006-1A, 0.51% due 02/01/22[2,3]	472,640	465,409
2006-1A, 1.06% due 02/01/22[2,3]	250,000	227,900
Argent Securities Incorporated
Asset-Backed Pass-Through
Certificates Series
2005-W3, 0.49% due 11/25/35[2]	706,354	678,192
JP Morgan Mortgage Acquisition Trust
2007-CH3, 0.30% due 03/25/37[2]	652,231	642,509
2006-CH2, 0.26% due 10/25/36[2]	97,837	97,735
Salus CLO 2012-1 Ltd.
2013-1AN, 2.48% due 03/05/21[2,3]	600,000	599,040
Cornerstone CLO Ltd.
2007-1A, 0.45% due 07/15/21[2,3]	600,000	594,900
Cerberus Onshore II CLO LLC
2014-1A, 2.93% due 10/15/23[2,3]	350,000	344,435
2014-1A, 2.23% due 10/15/23[2,3]	250,000	249,500
ALM VII R-2 Ltd.
2013-7R2A, 2.83% due 04/24/24[2,3]	600,000	589,080
Central Park CLO Ltd.
2011-1A, 3.43% due 07/23/22[2,3]	550,000	542,410
Symphony CLO IX, LP
2012-9A, 3.48% due 04/16/22[2,3]	500,000	500,000
TICC CLO LLC
2011-1A, 2.48% due 07/25/21[2,3]	500,000	500,000
Symphony CLO VII Ltd.
2011-7A, 3.44% due 07/28/21[2,3]	500,000	499,250
Aegis Asset Backed Securities Trust
2005-3, 0.62% due 08/25/35[2]	502,740	495,597
Goldman Sachs Asset Management CLO plc
2007-1A, 2.99% due 08/01/22[2,3]	500,000	491,900
Black Diamond CLO 2005-1 Delaware Corp.
2005-1A, 2.13% due 06/20/17[2,3]	500,000	490,300
KKR Financial CLO 2007-1 Ltd.
2007-1A, 2.48% due 05/15/21[2,3]	500,000	490,300
NewStar Commercial Loan Trust 2007-1
2007-1A, 1.53% due 09/30/22[2,3]	500,000	472,850
Lehman XS Trust 2007-9
2007-9, 0.27% due 06/25/37[2]	514,667	464,433
Wells Fargo Home Equity Asset-Backed
Securities 2006-2 Trust
2006-3, 0.30% due 01/25/37[2]	444,361	407,465
Foothill CLO Ltd.
2007-1A, 0.48% due 02/22/21[2,3]	410,376	406,683
Hewett’s Island CDO Ltd.
2007-6A, 2.48% due 06/09/19[2,3]	400,000	398,480
Race Point V CLO Ltd.
2014-5AR, 3.08% due 12/15/22[2,3]	400,000	398,240
GSC Group CDO Fund VIII Ltd.
2007-8A, 0.61% due 04/17/21[2,3]	400,000	390,400
Black Diamond CLO 2006-1 Luxembourg S.A.
2007-1A, 0.62% due 04/29/19[2,3]	400,000	376,120
GreenPoint Mortgage Funding Trust
2005-HE4, 0.86% due 07/25/30[2]	400,000	374,464
Popular ABS Mortgage
Pass-Through Trust
2005-A, 0.58% due 06/25/35[2]	365,174	351,295
Northwoods Capital VII Ltd.
2006-7A, 1.78% due 10/22/21[2,3]	340,000	334,832
Golub Capital Partners CLO 18 Ltd.
2014-18A, 2.73% due 04/25/26[2,3]	310,000	306,900
H2 Asset Funding Ltd.
2.05% due 03/19/37	300,000	302,550
OFSI Fund V Ltd.
2013-5A, 3.43% due 04/17/25[2,3]	300,000	299,160
DIVCORE CLO Ltd.
2013-1A B, 4.05% due 11/15/32	250,000	250,150
Race Point IV CLO Ltd.
2007-4A, 0.99% due 08/01/21[2,3]	250,000	240,700
Tricadia CDO 2006-6 Ltd.
2006-6A, 0.79% due 11/05/41[2,3]	250,000	236,400
Soundview Home Loan Trust
2003-1, 2.40% due 08/25/31[2]	199,183	197,271
West Coast Funding Ltd.
2006-1A, 0.38% due 11/02/41[2,3]	170,650	167,493
Global Leveraged Capital
Credit Opportunity Fund
2006-1A, 0.53% due 12/20/18[2,3]	153,530	153,269
ACS 2007-1 Pass Through Trust
2007-1A, 0.47% due 06/14/37[2,3]	154,374	150,901
Golub Capital Partners Fundings Ltd.
2007-1A, 0.48% due 03/15/22[2,3]	98,010	96,952

Total Asset Backed Securities
(Cost $17,495,893)		17,715,430

MORTGAGE BACKED SECURITIES†† - 4.6%
HSI Asset Securitization Corporation Trust
2007-WF1, 0.32% due 05/25/37[2]	939,582	876,358
Boca Hotel Portfolio Trust
2013-BOCA, 3.20% due 08/15/26[2,3]	650,000	650,516
Resource Capital Corporation CRE
Notes 2013 Ltd.
2013-CRE1, 3.00% due 12/15/28[2,3]	600,000	606,863
Hilton USA Trust
2013-HLF, 2.91% due 11/05/30[2,3]	600,000	600,377
SRERS Funding Ltd.
2011-RS, 0.40% due 05/09/46[2,3]	526,212	501,217
Banc of America Merrill Lynch
Commercial Mortgage, Inc.
2005-6, 6.33% due 09/10/47[2,3]	353,000	359,805
Wachovia Bank Commercial Mortgage
Trust Series 2007-WHALE 8
2007-WHL8, 0.23% due 06/15/20[2,3]	238,972	237,798

Total Mortgage Backed Securities
(Cost $3,789,241)		3,832,934

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2014
STYLEPLUS—MID GROWTH FUND

	FACE
	AMOUNT	VALUE

SENIOR FLOATING RATE INTERESTS††,2 - 2.1%

FINANCIAL - 0.9%
National Financial Partners Corp.
4.50% due 07/01/20	$524,702	$519,454
First Data Corp.
3.65% due 03/23/18	100,000	97,968
Cunningham Lindsey U.S., Inc.
5.00% due 12/10/19	98,496	96,773

Total Financial		714,195

TECHNOLOGY - 0.5%
Blue Coat Systems, Inc.
4.00% due 05/31/19	456,147	446,645

INDUSTRIAL - 0.3%
Thermasys Corp.
5.25% due 05/03/19	261,563	260,038

ENERGY - 0.3%
Pacific Drilling
4.50% due 05/18/18	217,250	209,738

CONSUMER, CYCLICAL - 0.1%
Sears Holdings Corp.
5.50% due 06/30/18	99,250	96,397

Total Senior Floating Rate Interests
(Cost $1,749,458)		1,727,013

CORPORATE BONDS†† - 0.9%

FINANCIAL - 0.5%
Icahn Enterprises Limited Partnership /
Icahn Enterprises Finance Corp.
3.50% due 03/15/17	320,000	316,800
International Lease Finance Corp.
2.18% due 06/15/16[2]	130,000	128,700

Total Financial		445,500

COMMUNICATIONS - 0.4%
Level 3 Financing, Inc.
3.82% due 01/15/18[2]	320,000	315,296

Total Corporate Bonds
(Cost $772,620)		760,796

COLLATERALIZED MORTGAGE OBLIGATION†† - 0.4%
HarborView Mortgage Loan Trust
2006-12, 0.34% due 01/19/38[2]	399,614	341,104

Total Collateralized Mortgage Obligation
(Cost $327,598)		341,104

Total Investments - 100.4%
(Cost $83,018,896)		$83,700,289

Other Assets & Liabilities, net - (0.4)%		(316,167)

Total Net Assets - 100.0%		$83,384,122

		UNREALIZED
	CONTRACTS	GAIN (LOSS)

EQUITY FUTURES CONTRACTS PURCHASED†
December 2014 NASDAQ-100
Index Mini Futures Contracts
(Aggregate Value of Contracts $161,760)	2	$724
December 2014 S&P 500
Index Mini Futures Contracts
(Aggregate Value of Contracts $196,475)	2	(1,161)
December 2014 S&P MidCap 400
Index Mini Futures Contracts
(Aggregate Value of Contracts $545,560)	4	(19,353)

(Total Aggregate Value of Contracts $903,795)		$(19,790)

	UNITS

OTC EQUITY INDEX SWAP AGREEMENTS††
Morgan Stanley Capital Services, Inc.
June 2015 Russell Midcap Growth Total Return
Index Swap, Terminating 06/03/15[4]
(Notional Value $43,638,829)	21,873	$2,063,496
Bank of America
November 2014 Russell Midcap Growth
Index Swap, Terminating 11/05/14[4]
(Notional Value $2,299,684)	3,246	—
Bank of America
August 2015 Russell Midcap Growth Total Return
Index Swap, Terminating 08/05/15[4]
(Notional Value $18,862,044)	9,454	(160,037)

(Total Notional Value $64,800,557)		$1,903,459

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 12.
[2]	Variable rate security. Rate indicated is rate effective at September 30, 2014.
[3]	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $16,725,641 (cost $16,558,212), or 20.1% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
[4]	Total Return based on Russell Midcap Growth Index +/- financing at a variable rate.
plc — Public Limited Company

THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

STYLEPLUS—MID GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2014

ASSETS:
Investments in unaffiliated issuers, at value
(cost $43,330,800)	$44,108,547
Investments in affiliated issuers, at value
(cost $39,688,096)	39,591,742

Total investments
(cost $83,018,896)	83,700,289
Unrealized appreciation on swap agreements	2,063,496
Segregated cash with broker	342,600
Prepaid expenses	23,515
Cash	4,288
Receivables:
Dividends	59,538
Interest	55,716
Fund shares sold	29,455
Foreign taxes reclaim	18

Total assets	86,278,915

LIABILITIES:
Segregated cash from broker	2,376,010
Unrealized depreciation on swap agreements	160,037
Payable for:
Swap settlement	116,183
Management fees	52,972
Securities purchased	42,215
Fund shares redeemed	39,188
Distribution and service fees	21,455
Transfer agent/maintenance fees	15,763
Fund accounting/administration fees	6,712
Variation margin	5,655
Trustees’ fees*	1,949
Miscellaneous	56,654

Total liabilities	2,894,793

NET ASSETS	$83,384,122

NET ASSETS CONSIST OF:
Paid in capital	$71,642,834
Undistributed net investment income	—
Accumulated net realized gain on investments	9,176,226
Net unrealized appreciation on investments	2,565,062

Net assets	$83,384,122

A-CLASS:
Net assets	$77,362,540
Capital shares outstanding	1,688,295
Net asset value per share	$45.82

Maximum offering price per share
(Net asset value divided by 95.25%)	$48.10

B-CLASS:
Net assets	$1,662,810
Capital shares outstanding	53,034
Net asset value per share	$31.35

C-CLASS:
Net assets	$4,328,828
Capital shares outstanding	115,493
Net asset value per share	$37.48

INSTITUTIONAL CLASS:
Net assets	$29,944
Capital shares outstanding	652
Net asset value per share	$45.96

STATEMENT OF OPERATIONS

Year Ended September 30, 2014

INVESTMENT INCOME:
Interest	$924,530
Dividends from securities of affiliated issuers	468,624
Dividends from securities of unaffiliated issuers
(net of foreign withholding tax of $39)	269,978

Total investment income	1,663,132

EXPENSES:
Management fees	622,055
Transfer agent/maintenance fees:
A-Class	131,342
B-Class	17,203
C-Class	13,992
Institutional Class	141
Distribution and service fees:
A-Class	191,496
B-Class	19,673
C-Class	43,504
Fund accounting/administration fees	78,793
Legal fees	111,603
Custodian fees	8,826
Line of credit expense	5,577
Trustees’ fees*	3,294
Tax expense	55
Miscellaneous	201,872

Total expenses	1,449,426
Less:
Expenses waived by Adviser	(16,469)

Net expenses	1,432,957

Net investment income	230,175

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	3,579,147
Investments in affiliated issuers	(55,332)
Swap agreements	8,936,682
Futures contracts	223,904
Realized gain distributions received from
investment company shares	21,529

Net realized gain	12,705,930

Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(188,897)
Investments in affiliated issuers	(2,109)
Swap agreements	(963,698)
Futures contracts	(25,861)

Net change in unrealized appreciation (depreciation)	(1,180,565)

Net realized and unrealized gain	11,525,365

Net increase in net assets resulting
from operations	$11,755,540

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—MID GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2014	2013

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$230,175	$(373,253)
Net realized gain on investments	12,705,930	14,868,014
Net change in unrealized appreciation (depreciation) on investments	(1,180,565)	(1,298,013)

Net increase in net assets resulting from operations	11,755,540	13,196,748

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains
A-Class	(6,590,240)	—
B-Class	(268,820)	—
C-Class	(456,906)	—
Institutional Class	(2,003)	—

Total distributions to shareholders	(7,317,969)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
A-Class	4,986,267	4,893,749
B-Class	13,919	101,193
C-Class	321,841	502,866
Institutional Class	5,279	8,544
Distributions reinvested
A-Class	6,337,566	—
B-Class	267,782	—
C-Class	436,749	—
Institutional Class	2,003	—
Cost of shares redeemed
A-Class	(9,031,518)	(11,996,493)
B-Class	(801,755)	(1,015,996)
C-Class	(663,153)	(1,451,309)
Institutional Class	—	—

Net increase (decrease) from capital share transactions	1,874,980	(8,957,446)

Net increase in net assets	6,312,551	4,239,302

NET ASSETS:
Beginning of year	77,071,571	72,832,269

End of year	$83,384,122	$77,071,571

Undistributed net investment income/Accumulated net investment loss at end of year	$—	$(421,422)

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	112,690	124,546
B-Class	438	3,484
C-Class	8,737	15,252
Institutional Class	114	213
Shares issued from reinvestment of distributions
A-Class	152,676	—
B-Class	9,321	—
C-Class	12,770	—
Institutional Class	48	—
Shares redeemed
A-Class	(202,301)	(305,981)
B-Class	(26,103)	(35,652)
C-Class	(18,028)	(43,786)
Institutional Class	—	—

Net increase (decrease) in shares	50,362	(241,924)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

STYLEPLUS—MID GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	September 30,	September 30,		September 30,		September 30,	September 30,
A-Class	2014	2013		2012		2011[f]	2010[f]

Per Share Data
Net asset value, beginning of period	$ 43.54	$ 36.40		$ 28.67		$ 29.44	$ 26.16

Income (loss) from investment operations:
Net investment income (loss)[a]	.16		(.16)		(.25)	(.24)		(.24)
Net gain (loss) on investments (realized and unrealized)	6.21	7.30		7.98		(.53)	3.52

Total from investment operations	6.37	7.14		7.73		(.77)	3.28

Less distributions from:
Net realized gains	(4.09)	—		—		—	—

Total distributions	(4.09)	—		—		—	—

Net asset value, end of period	$ 45.82	$ 43.54		$ 36.40		$ 28.67	$ 29.44

Total Return[b]	15.61%	19.62%		26.96%		(2.62% )	12.54%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$77,363	$70,767		$65,767		$62,575	$71,858

Ratios to average net assets:
Net investment income (loss)	0.36%	(0.40%	)	(0.74%	)	(0.72% )	(0.85%	)
Total expenses[c]	1.67%	1.57%		1.62%		1.49%	1.67%
Net expenses[d]	1.65%	1.57%		1.62%		1.49%	1.67%

Portfolio turnover rate	112%	214%		149%		157%	133%

	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	September 30,	September 30,		September 30,		September 30,	September 30,
B-Class	2014	2013		2012		2011[f]	2010[f]

Per Share Data
Net asset value, beginning of period	$31.43	$26.68		$21.30		$22.04	$19.72

Income (loss) from investment operations:
Net investment income (loss)[a]	(.35)		(.54)		(.52)	(.37)		(.32)
Net gain (loss) on investments (realized and unrealized)	4.36	5.29		5.90		(.37)	2.64

Total from investment operations	4.01	4.75		5.38		(.74)	2.32

Less distributions from:
Net realized gains	(4.09)	—		—		—	—

Total distributions	(4.09)	—		—		—	—

Net asset value, end of period	$31.35	$31.43		$26.68		$21.30	$22.04

Total Return[b]	13.95%	17.80%		25.26%		(3.36% )	11.76%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,663	$2,181		$2,710		$3,197	$4,537

Ratios to average net assets:
Net investment income (loss)	(1.13% )	(1.90%	)	(2.08%	)	(1.50% )	(1.60%	)
Total expenses[c]	3.13%	3.07%		2.95%		2.26%	2.42%
Net expenses[d]	3.11%	3.07%		2.95%		2.26%	2.42%

Portfolio turnover rate	112%	214%		149%		157%	133%

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—MID GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	September 30,	September 30,		September 30,		September 30,	September 30,
C-Class	2014	2013		2012		2011[f]	2010[f]

Per Share Data
Net asset value, beginning of period	$36.63	$30.92		$24.55		$25.40	$22.76

Income (loss) from investment operations:
Net investment income (loss)[a]	(.20)		(.45)		(.46)	(.42)		(.40)
Net gain (loss) on investments (realized and unrealized)	5.14	6.16		6.83		(.43)	3.04

Total from investment operations	4.94	5.71		6.37		(.85)	2.64

Less distributions from:
Net realized gains	(4.09)	—		—		—	—

Total distributions	(4.09)	—		—		—	—

Net asset value, end of period	$37.48	$36.63		$30.92		$24.55	$25.40

Total Return[b]	14.56%	18.47%		25.95%		(3.35% )	11.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,329	$4,103		$4,346		$4,162	$5,339

Ratios to average net assets:
Net investment income (loss)	(0.55% )	(1.36%	)	(1.57%	)	(1.48% )	(1.60%	)
Total expenses[c]	2.57%	2.53%		2.45%		2.25%	2.43%
Net expenses[d]	2.55%	2.53%		2.45%		2.25%	2.43%

Portfolio turnover rate	112%	214%		149%		157%	133%
	Year Ended	Year Ended		Period Ended
	September 30,	September 30,		September 30,
Institutional Class	2014	2013		2012[e]

Per Share Data
Net asset value, beginning of period	$43.72	$36.46		$36.16

Income (loss) from investment operations:
Net investment income (loss)[a]	.11		(.07)		(.08)
Net gain (loss) on investments (realized and unrealized)	6.22	7.33		.38

Total from investment operations	6.33	7.26		.30

Less distributions from:
Net realized gains	(4.09)	—		—

Total distributions	(4.09)	—		—

Net asset value, end of period	$45.96	$43.72		$36.46

Total Return[b]	15.42%	19.91%		0.83%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30	$21		$10

Ratios to average net assets:
Net investment income (loss)	0.24%	(0.17%	)	(0.41%	)
Total expenses[c]	1.81%	1.33%		1.37%
Net expenses[d]	1.79%	1.33%		1.37%

Portfolio turnover rate	112%	214%		149%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Since commencement of operations: March 1, 2012. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[f]	Reverse share split — Per share amounts for the periods presented through April 8, 2011 have been restated to reflect a 1:4 reverse share split effective April 8, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2014

To Our Shareholders

Guggenheim World Equity Income Fund (the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Nardin Baker, CFA, Managing Director and Portfolio Manager; Ole Jakob Wold, Managing Director and Portfolio Manager; and Scott Hammond, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended September 30, 2014.

For the one year period ended September 30, 2014, the Guggenheim World Equity Income Fund returned 10.62%1, compared with the 12.22% return of its benchmark, the MSCI World Index.

The Fund seeks to deliver superior risk-adjusted returns by taking advantage of market inefficiencies that, at times, misprice stable companies. To identify the degree to which the market could potentially reward stability and other factors, the Fund’s investment team distills the global equity market down to 60 discrete fundamental stock characteristics which it uses to rank stocks it considers for the portfolio.

Performance Review

For the period, the Health Care and Telecommunications Services sectors were the largest contributors to return. Energy and Information Technology were the largest detractors from return.

During the period, merger and acquisition activity drove a significant portion of Fund performance. In Health Care, the Fund benefited from the price rise in AstraZeneca, the target of a takeover bid by Pfizer that was ultimately withdrawn. Because the Fund focuses on stable appreciation, it sold its AstraZeneca holdings after the initial bid but before the deal fell through.

The Telecommunications Services sector continues to be the Fund’s largest overweight. The Fund’s investment team believes the sector is benefiting from consolidation within the sector and the wider merger and acquisition trend driven by high cash balances and low financing costs.

A significant underweight for the year was Financials—which included an underweight in the banking industry and overweight in the real estate industry. The overall Financials allocation was additive because of good stock selection and avoiding of some poorly performing securities within banking. The overweight to real estate was also a positive contributor given the industry’s strong returns early in 2014.

The Fund traditionally has a large overweight to the Utilities sector, given its characteristics of low volatility and higher yields relative to the broad market. The overweight worked against the Fund at times, such as the fourth quarter of 2013, when the sector could not keep up with the strong performance of the broad market.

The Fund favored positions with ties to tangible goods, which hedge against currency debasement that is occurring in many countries around the world as way to promote growth. The Fund’s investment team believes mining offers this and a country with extensive mining interests, Australia, is the Fund’s largest country overweight. But to avoid being overly exposed to the potential for a slowdown in China, which could dampen demand for minerals and metals, the Australian allocation is skewed to banking and insurance holdings.

The Fund was underweight the Energy sector for the period as a whole. But late in the period, the models used by the Fund began to favor the Energy sector, mostly attributable to the rapid industry growth tied to shale oil technology. Markets were rewarding a number of the sector’s favorable attributes: low earnings variability, high growth of return on assets and return on equity and strong stock price momentum. In addition, trailing and projected valuation metrics (earnings, cash flow, free cash flow, yield) were growing at a far faster rate than the broad market. Among the Energy sub-industries, the Fund’s models preferred Energy Exploration & Production (E&P).

This allocation suffered in tandem with the decline in the price of oil late in the period. We believe the falling price was more a function of the strengthening U.S. dollar, as opposed to a change in demand fundamentals, so we view the selloff in upstream oil names significantly overdone.

The strong dollar was also detrimental to the Fund’s underweight of the U.S. In the short-term this effect has been negative, as an increasing dollar has been the tide to lift all U.S. “boats,” thus hurting the U.S. underweight, the Fund’s largest. However, once 3Q 2014 earnings season kicks off, earnings of U.S. companies could come under pressure due to substantial foreign earnings being translated into fewer U.S. dollars.

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited) (concluded)	September 30, 2014

We also believe the macro picture will ultimately reward a U.S. underweight strategy. As central banks of the world compete to implement ever more aggressive stimulus plans, we continue to look for attractive equity opportunities. The greatest driver of returns within the U.S. equity markets since 2009 has been size of Fed’s balance sheet. We believe this will be the case in Europe and Japan, as they continue along their plans for quantitative easing. The Fund is overweight Japan, and underweight U.S. and UK, countries late in the monetary cycle. Europe remains an underweight, but the longer term thesis remains in play.

Performance displayed represents past performance which is no guarantee of future results.

1Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses, and, in the absence of such waivers, the performance quoted would be reduced.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2014

WORLD EQUITY INCOME FUND

OBJECTIVE:   Seeks to provide total return, comprised of capital appreciation and income.

Holdings Diversification (Market Exposure as % of Net Assets)

"Holdings Diversification (Market Exposure as % of Net Assets)" excludes any temporary cash investments.

COUNTRY DIVERSIFICATION
At September 30, 2014, the investment diversification of the Fund by country was as follows:

	% of
Country	Common Stocks	Value

United States	51.2%	$43,220,441
Japan	10.0%	8,472,214
Australia	6.6%	5,571,982
United Kingdom	6.2%	5,250,947
Hong Kong	5.6%	4,724,196
Canada	5.2%	4,395,840
Switzerland	2.4%	2,031,185
Other	12.8%	10,742,358

Total Investments	100.0%	$84,409,163

Inception Dates:

A-Class	October 1, 1993
B-Class	October 19, 1993
C-Class	January 29, 1999
Institutional Class	May 2, 2011

Ten Largest Holdings (% of Total Net Assets)

Eli Lilly & Co.	2.3%
Lockheed Martin Corp.	2.2%
NTT DOCOMO, Inc.	2.0%
Dow Chemical Co.	2.0%
AP Moeller - Maersk A/S — Class A	1.9%
ConocoPhillips	1.8%
ITOCHU Corp.	1.7%
Mitsui & Company Ltd.	1.5%
iShares MSCI All Country World Minimum
Volatility ETF	1.5%
Koninklijke Ahold N.V.	1.4%

Top Ten Total	18.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	September 30, 2014

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended September 30, 2014

	1 Year	5 Year	10 Year

A-Class Shares	10.62%	7.61%	5.93%

A-Class Shares with sales charge†	5.35%	6.34%	5.31%

B-Class Shares	10.91%	7.87%	6.05%

B-Class Shares with CDSC‡	5.91%	7.58%	6.05%

C-Class Shares	9.79%	6.79%	5.14%

C-Class Shares with CDSC§	8.79%	6.79%	5.14%

MSCI World Index	12.22%	10.86%	7.12%

		Since Inception
	1 Year	(05/02/11)

Institutional Class Shares	10.83%	4.39%

MSCI World Index	12.22%	8.35%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The MSCI World Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 5 Year and 10 Year average annual returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.
‡	Fund returns include a CDSC of up to 5% if redeemed within 5 years of purchase
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

SCHEDULE OF INVESTMENTS	September 30, 2014
WORLD EQUITY INCOME FUND

	SHARES	VALUE

COMMON STOCKS† - 94.8%

COMMUNICATIONS - 14.4%
NTT DOCOMO, Inc.	104,500	$1,750,269
Deutsche Telekom AG	76,400	1,156,409
Swisscom AG	1,900	1,076,960
Belgacom S.A.	28,612	996,141
Windstream Holdings, Inc.	90,400	974,512
Spark New Zealand Ltd.	380,500	881,833
PCCW Ltd.	1,395,600	877,097
Time Warner Cable, Inc.	6,100	875,289
Frontier Communications Corp.	133,700	870,387
Elisa Oyj	32,100	850,358
Bezeq The Israeli Telecommunication
Corporation Ltd.	417,600	720,842
Motorola Solutions, Inc.	9,900	626,472
CenturyLink, Inc.	12,500	511,125
Lagardere SCA	14,900	398,717

Total Communications		12,566,411

FINANCIAL - 13.8%
National Australia Bank Ltd. ADR	37,000	1,052,311
Insurance Australia Group Ltd.	190,300	1,019,788
Annaly Capital Management, Inc.	91,100	972,948
People’s United Financial, Inc.	66,500	962,255
Stockland	263,100	908,873
New York Community Bancorp, Inc.	56,200	891,894
Friends Life Group Ltd.	169,200	842,613
American Capital Agency Corp.	39,600	841,500
CFS Retail Property Trust Group	472,800	825,350
Government Properties Trust, Inc.	241,300	817,097
Bendigo and Adelaide Bank Ltd.	77,000	803,036
Hannover Rueck SE	9,800	790,938
Boston Properties, Inc.	4,600	532,496
Admiral Group plc	20,700	428,953
ASX Ltd.	10,300	323,004

Total Financial		12,013,056

ENERGY - 12.8%
ConocoPhillips	20,900	1,599,268
Devon Energy Corp.	17,000	1,159,060
Pembina Pipeline Corp.	27,300	1,150,074
Chesapeake Energy Corp.	43,400	997,766
Baytex Energy Corp.	24,000	907,549
HollyFrontier Corp.	19,500	851,760
Canadian Oil Sands Ltd.	43,300	798,773
Vermilion Energy, Inc.	12,000	730,539
TonenGeneral Sekiyu K.K.	82,700	723,430
Transocean Ltd.	20,300	652,918
Diamond Offshore Drilling, Inc.	16,800	575,736
Noble Corporation plc	24,100	535,502
Williams Companies, Inc.	7,400	409,590

Total Energy		11,091,965

CONSUMER, NON-CYCLICAL - 12.7%
Eli Lilly & Co.	30,600	1,984,410
Koninklijke Ahold N.V.	76,600	1,239,031
WellPoint, Inc.	10,100	1,208,162
Dr Pepper Snapple Group, Inc.	17,900	1,151,149
Cardinal Health, Inc.	12,200	914,024
Singapore Press Holdings Ltd.	270,000	888,588
Avery Dennison Corp.	17,800	794,770
Pfizer, Inc.	26,400	780,648
Baxter International, Inc.	9,900	710,523
Altria Group, Inc.	12,200	560,468
Amgen, Inc.	2,200	309,012
Nestle S.A.	4,100	301,307
AmerisourceBergen Corp. — Class A	2,200	170,060

Total Consumer, Non-cyclical		11,012,152

INDUSTRIAL - 12.5%
Lockheed Martin Corp.	10,400	1,900,912
AP Moeller - Maersk A/S — Class A	700	1,614,659
Northrop Grumman Corp.	9,000	1,185,840
TransDigm Group, Inc.	5,200	958,516
Cheung Kong Infrastructure Holdings Ltd.	127,500	893,530
L-3 Communications Holdings, Inc.	7,500	891,900
Raytheon Co.	8,400	853,608
Rexam plc	105,500	838,485
IMI plc	31,100	617,948
Caterpillar, Inc.	6,100	604,083
Waste Management, Inc.	6,000	285,180
United Parcel Service, Inc. — Class B	2,500	245,725

Total Industrial		10,890,386

UTILITIES - 10.5%
SSE plc	42,300	1,058,516
Entergy Corp.	13,400	1,036,222
CLP Holdings Ltd.	127,100	1,020,951
Power Assets Holdings Ltd.	106,000	936,904
Snam SpA	165,000	911,079
TransAlta Corp.	77,100	808,905
PPL Corp.	24,200	794,728
Duke Energy Corp.	10,300	770,131
Southern Co.	17,600	768,240
AGL Energy Ltd.	54,000	639,620
Enagas S.A.	11,300	363,390

Total Utilities		9,108,686

CONSUMER, CYCLICAL - 10.2%
ITOCHU Corp.	124,000	1,514,481
Mitsui & Company Ltd.	83,200	1,312,464
Sumitomo Corp.	90,400	997,801
Ford Motor Co.	63,400	937,686
InterContinental Hotels Group plc	24,100	928,930
Marubeni Corp.	130,800	895,091
Wynn Resorts Ltd.	4,700	879,276
Delta Air Lines, Inc.	22,600	816,990
Mitsubishi Corp.	30,500	624,676

Total Consumer, Cyclical		8,907,395

TECHNOLOGY - 4.1%
NVIDIA Corp.	50,000	922,500
Seagate Technology plc	14,300	818,961
Intel Corp.	20,400	710,328
Canon, Inc.	20,100	654,002
Apple, Inc.	4,700	473,525

Total Technology		3,579,316

BASIC MATERIALS - 2.7%
Dow Chemical Co.	33,300	1,746,252
International Paper Co.	12,500	596,750

Total Basic Materials		2,343,002

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2014
WORLD EQUITY INCOME FUND

	SHARES	VALUE

DIVERSIFIED - 1.1%
Hutchison Whampoa Ltd.	82,368	$995,714

Total Common Stocks
(Cost $81,182,519)		82,508,083

EXCHANGE-TRADED FUNDS† - 2.2%
iShares MSCI All Country World Minimum Volatility ETF	19,000	1,267,680
PowerShares S&P International Developed
Low Volatility Portfolio	20,000	633,400

Total Exchange-Traded Funds
(Cost $1,942,195)		1,901,080

SHORT TERM INVESTMENTS† - 2.5%
Goldman Sachs Financial Square Funds - Treasury
Instruments Fund	2,148,947	2,148,947

Total Short Term Investments
(Cost $2,148,947)		2,148,947

Total Investments - 99.5%
(Cost $85,273,661)		$86,558,110

Other Assets & Liabilities, net - 0.5%		405,983

Total Net Assets - 100.0%		$86,964,093

†	Value determined based on Level 1 inputs — See Note 4.
ADR — American Depositary Receipt
plc — Public Limited Company

THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

WORLD EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2014

ASSETS:
Investments, at value
(cost $85,273,661)	$86,558,110
Foreign currency, at value
(cost $122,686)	122,483
Prepaid expenses	17,923
Receivables:
Dividends	328,678
Foreign taxes reclaim	112,429
Fund shares sold	33,316
Investment adviser	1,448

Total assets	87,174,387

LIABILITIES
Overdraft due to custodian bank	11
Distributions payable	7,979
Payable for:
Fund shares redeemed	73,539
Management fees	51,300
Distribution and service fees	20,789
Fund accounting/administration fees	10,993
Transfer agent/maintenance fees	8,282
Investment adviser	3,971
Trustees’ fees*	682
Miscellaneous	32,748

Total liabilities	210,294

NET ASSETS	$86,964,093

NET ASSETS CONSIST OF:
Paid in capital	$104,348,602
Undistributed net investment income	64,616
Accumulated net realized loss on investments	(18,720,882)
Net unrealized appreciation on investments	1,271,757

Net assets	$86,964,093

A-CLASS:
Net assets	$78,783,384
Capital shares outstanding	5,831,286
Net asset value per share	$13.51

Maximum offering price per share
(Net asset value divided by 95.25%)	$14.18

B-CLASS:
Net assets	$1,933,014
Capital shares outstanding	164,521
Net asset value per share	$11.75

C-CLASS:
Net assets	$5,337,112
Capital shares outstanding	459,652
Net asset value per share	$11.61

INSTITUTIONAL CLASS:
Net assets	$910,583
Capital shares outstanding	67,691
Net asset value per share	$13.45

STATEMENT OF OPERATIONS

Year Ended September 30, 2014

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $374,197)	$3,445,799
Interest	1,294

Total investment income	3,447,093

EXPENSES:
Management fees	561,034
Transfer agent/maintenance fees:
A-Class	99,976
B-Class	20,374
C-Class	13,825
Institutional Class	528
Distribution and service fees:
A-Class	183,930
C-Class	39,622
Fund accounting/administration fees	120,222
Legal fees	94,711
Custodian fees	41,043
Tax expense	10,077
Trustees’ fees*	7,751
Miscellaneous	189,554

Total expenses	1,382,647
Less:
Expenses waived by Adviser	(167,150)

Net expenses	1,215,497

Net investment income	2,231,596

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	5,082,445
Foreign currency	(50,402)

Net realized gain	5,032,043

Net change in unrealized appreciation (depreciation) on:
Investments	129,558
Foreign currency	(17,018)

Net change in unrealized appreciation (depreciation)	112,540

Net realized and unrealized gain	5,144,583

Net increase in net assets resulting from operations	$7,376,179

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WORLD EQUITY INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2014	2013

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,231,596	$1,126,395
Net realized gain on investments	5,032,043	6,107,494
Net change in unrealized appreciation (depreciation) on investments	112,540	7,243,481

Net increase in net assets resulting from operations	7,376,179	14,477,370

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
A-Class	(2,342,975)	(1,672,199)
B-Class	(82,131)	(73,946)
C-Class	(87,065)	(47,041)
Institutional Class	(17,450)	(4,606)

Total distributions to shareholders	(2,529,621)	(1,797,792)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
A-Class	19,667,007	15,420,639
B-Class	316,980	425,854
C-Class	2,381,875	688,147
Institutional Class	729,944	378,957
Distributions reinvested
A-Class	2,327,878	1,659,730
B-Class	81,697	73,635
C-Class	81,979	46,791
Institutional Class	17,450	4,606
Cost of shares redeemed
A-Class	(13,679,896)	(24,573,617
B-Class	(985,303)	(1,387,459)
C-Class	(707,859)	(952,484)
Institutional Class	(87,320)	(254,172)

Net increase (decrease) from capital share transactions	10,144,432	(8,469,373)

Net increase in net assets	14,990,990	4,210,205

NET ASSETS:
Beginning of year	71,973,103	67,762,898

End of year	$86,964,093	$71,973,103

Undistributed net investment income at end of year	$64,616	$391,872

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	1,436,425	1,314,259
B-Class	26,018	41,564
C-Class	202,224	68,601
Institutional Class	52,741	33,315
Shares issued from reinvestment of distributions
A-Class	172,998	148,443
B-Class	7,052	7,438
C-Class	7,031	5,072
Institutional Class	1,301	398
Shares redeemed
A-Class	(1,012,114)	(2,089,282)
B-Class	(84,436)	(138,796)
C-Class	(62,524)	(95,590)
Institutional Class	(6,471)	(22,190)

Net increase (decrease) in shares	740,245	(726,768)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

WORLD EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
A-Class	2014	2013	2012	2011	2010

Per Share Data
Net asset value, beginning of period	$12.60	$10.55	$9.70	$10.52	$9.97

Income (loss) from investment operations:
Net investment income (loss)[a]	.38	.18	.15	.05	.02
Net gain (loss) on investments (realized and unrealized)	.95	2.16	.70	(.81)	.53

Total from investment operations	1.33	2.34	.85	(.76)	.55

Less distributions from:
Net investment income	(.42)	(.29)	(—)[b]	(.06)	—

Total distributions	(.42)	(.29)	(—)[b]	(.06)	—

Net asset value, end of period	$13.51	$12.60	$10.55	$9.70	$10.52

Total Return[c]	10.62%	22.58%	8.82%	(7.32%)	5.52%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$78,783	$65,966	$61,838	$65,573	$78,201

Ratios to average net assets:
Net investment income (loss)	2.81%	1.59%	1.45%	0.40%	0.24%
Total expenses[d]	1.66%	1.93%	2.05%	1.85%	1.86%
Net expenses[e]	1.49% [h]	1.59%	1.63%	1.82%	1.86%

Portfolio turnover rate	131%	154%	41%	206%	288%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
B-Class	2014[g]	2013[g]	2012[g]	2011[g]	2010[g]

Per Share Data
Net asset value, beginning of period	$11.01	$9.22	$8.46	$9.19	$8.69

Income (loss) from investment operations:
Net investment income (loss)[a]	.35	.18	.14	.05	.04
Net gain (loss) on investments (realized and unrealized)	.84	1.90	.63	(.69)	.46

Total from investment operations	1.19	2.08	.77	(.64)	.50

Less distributions from:
Net investment income	(.45)	(.29)	(.01)	(.09)	—

Total distributions	(.45)	(.29)	(.01)	(.09)	—

Net asset value, end of period	$11.75	$11.01	$9.22	$8.46	$9.19

Total Return[c]	10.91%	22.95%	9.07%	(7.13%)	5.75%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,933	$2,378	$2,820	$4,148	$6,769

Ratios to average net assets:
Net investment income (loss)	2.96%	1.77%	1.60%	0.53%	0.45%
Total expenses[d]	2.24%	2.43%	2.34%	1.61%	1.61%
Net expenses[e]	1.24% [h]	1.31%	1.38%	1.59%	1.61%

Portfolio turnover rate	131%	154%	41%	206%	288%

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WORLD EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
C-Class	2014	2013	2012	2011	2010

Per Share Data
Net asset value, beginning of period	$10.79	$9.01	$8.33	$9.06	$8.66

Income (loss) from investment operations:
Net investment income (loss)[a]	.25	.08	.06	(.04)	(.04)
Net gain (loss) on investments (realized and unrealized)	.81	1.84	.62	(.69)	.44

Total from investment operations	1.06	1.92	.68	(.73)	.40

Less distributions from:
Net investment income	(.24)	(.14)	—	—	—

Total distributions	(.24)	(.14)	—	—	—

Net asset value, end of period	$11.61	$10.79	$9.01	$8.33	$9.06

Total Return[c]	9.79%	21.57%	8.16%	(8.06% )	4.62%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,337	$3,377	$3,015	$3,426	$4,295

Ratios to average net assets:
Net investment income (loss)	2.13%	0.80%	0.68%	(0.37% )	(0.50%	)
Total expenses[d]	2.62%	2.89%	2.88%	2.60%	2.62%
Net expenses[e]	2.24% [h]	2.35%	2.38%	2.58%	2.62%

Portfolio turnover rate	131%	154%	41%	206%	288%

	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,
Institutional Class	2014	2013	2012	2011[f]

Per Share Data
Net asset value, beginning of period	$12.53	$10.50	$9.70	$12.37

Income (loss) from investment operations:
Net investment income (loss)[a]	.44	.28	.28	.13
Net gain (loss) on investments (realized and unrealized)	.90	2.10	.52	(2.80)
Total from investment operations	1.34	2.38	.80	(2.67)

Less distributions from:
Net investment income	(.42)	(.35)	(—)[b]	—
Total distributions	(.42)	(.35)	(—)[b]	—

Net asset value, end of period	$13.45	$12.53	$10.50	$9.70

Total Return[c]	10.83%	23.17%	8.17%	(21.58% )

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$911	$252	$90	$285

Ratios to average net assets:
Net investment income (loss)	3.27%	2.42%	2.70%	2.99%
Total expenses[d]	1.33%	1.73%	1.90%	2.27%
Net expenses[e]	1.23% [h]	1.26%	1.32%	1.36%

Portfolio turnover rate	131%	154%	41%	206%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Distributions from net investment income are less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Since commencement of operations: May 2, 2011. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[g]	Effective August 1, 2007 — B-Class shares ceased charging 12b-1 fees in accordance with FINRA sales cap regulations. Per share information reflects this change. This fee will be reinstated when sales exceed the sales cap limits.
[h]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding those amounts, the operating expense ratio would be 1.46%, 1.21%, 2.21% and 1.21% for the A-Class, B-Class, C-Class and Institutional Class, respectively.

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1. Organization and Significant Accounting Policies

Organization
Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as a non-diversified, open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately.
The Trust offers a combination of four separate classes of shares, A-Class shares, B-Class shares, C-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. Prior to February 22, 2011, the maximum sales charge was 5.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. B-class shares were offered without a front-end sales charge, but were subject to a CDSC of up to 5% for five years and convert to A-Class shares after eight years. Effective January 4, 2010, subscriptions for B-Class shares are no longer accepted. Effective July 31, 2014, all outstanding B-Class shares of the Alpha Opportunity Fund were converted into A-class shares. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. Institutional Class shares are offered without a front-end sales charge or a CDSC. At September 30, 2014, the Trust consisted of eighteen Funds.
This report covers the Alpha Opportunity Fund, Enhanced World Equity Fund, Large Cap Value Fund, Risk Managed Real Estate Fund, Small Cap Value Fund, StylePlus—Large Core Fund, StylePlus—Mid Growth Fund and World Equity Income Fund (the “Funds”).
The Guggenheim Alpha Opportunity Fund, Guggenheim Enhanced World Equity Fund, Guggenheim Large Cap Value Fund, Guggenheim Small Cap Value Fund, Guggenheim StylePlus—Large Core Fund, Guggenheim StylePlus—Mid Growth Fund, and Guggenheim World Equity Income Fund were previously series (the “Predecessor Funds”) of Security Equity Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund, different registered open-end investment companies, which were organized as Kansas corporations. In January 2014, at a special meeting of shareholders, the shareholders of the Predecessor Funds approved the reorganization of each Predecessor Fund with and into the Funds, a corresponding “shell” series of the Trust. The Funds succeeded to the accounting and performance history of the Predecessor Funds. Any such historical information provided for the Funds that relates to periods prior to January 28, 2014 (September 23, 2014 for the Guggenheim Alpha Opportunity Fund), therefore, is that of the Predecessor Fund.
Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.
 Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
The NAV of a fund is calculated by dividing the market value of the fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the fund.
A. The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.
Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are

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valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Shares. In addition, the Board of Trustees has authorized the Valuation Committee and GI to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) are valued at the last quoted sales price.
Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, which approximates market value.
Repurchase agreements are valued at amortized cost, which approximates market value.
Typically loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market.
Listed options are valued at the Official Settlement Price listed by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter options are valued using the average bid price (for long options), or average ask price (for short options) obtained from one or more security dealers.
The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.
The value of OTC swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the index that the swap pertains to at the close of the NYSE. The swap’s value is then adjusted to include dividends accrued, and financing charges and/or interest associated with the swap agreements.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In connection with futures contracts and other derivative investments, obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

B. Senior loans in which the Funds invest generally pay interest rates which are periodically adjusted by reference to a base short-term, floating rate plus a premium. These base lending rates are generally (I) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at September 30, 2014.

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C. The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Funds actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

D. When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Funds may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

E. Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

F. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

G. OTC swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.

H. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

I. Dividends from net investment income are declared quarterly in the World Equity Income Fund and Risk Managed Real Estate Fund. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, in all Funds are declared at least annually and recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

J. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

K. Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statements of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended September 30, 2014, there were no earnings credits received.

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The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

L. The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

M. Under the Funds’ organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities.

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, that Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, that Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

An option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security (put option) or the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security (call option) at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities and a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability to perform.

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as restricted cash on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Certain Funds use derivative instruments to achieve leveraged exposure to their respective underlying indices. Since these Funds’ investment strategy involves consistently applied leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. In addition, as investment in derivative instruments generally requires a small investment relative to the amount of investment

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exposure assumed, this creates an opportunity for increased net income but, at the same time, additional leverage risk. The Funds’ use of leverage, through borrowings or instruments such as derivatives, may cause the Funds to be more volatile and riskier than if they had not been leveraged.

In conjunction with the use of short sales and derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to each Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Management Fees
Fund	(as a % of Net Assets)

Alpha Opportunity Fund	1.25%
Enhanced World Equity Fund	0.70%
Large Cap Value Fund	0.65%
Risk Managed Real Estate Fund	0.75%
Small Cap Value Fund	1.00%
StylePlus —Large Core Fund	0.75%
StylePlus —Mid Growth Fund	0.75%
World Equity Income Fund	0.70%

RFS provides transfer agent services to the Fund for fees calculated at the rates below, which are assessed to the applicable class of the Fund. For these services, RFS receives the following:

Annual charge per account	$5.00 –$8.00
Transaction fee	$0.60 –$1.10
Minimum annual charge per Fund†	$25,000
Certain out-of-pocket charges	Varies

†Not subject to Funds during first twelve months of operations.

RFS also acts as the administrative agent for the Funds, and as such performs administrative functions and the bookkeeping, accounting and pricing functions for each Fund. For these services, RFS receives the following:

Fund Accounting/
Administrative Fees
Fund	(as a % of Net Assets)

Alpha Opportunity Fund	0.150%
Enhanced World Equity Fund	0.095%
Large Cap Value Fund	0.095%
Risk Managed Real Estate Fund	0.095%
Small Cap Value Fund	0.095%
StylePlus —Large Core Fund	0.095%
StylePlus —Mid Growth Fund	0.095%
World Equity Income Fund	greater of 0.15% or $60,000
Minimum annual charge per Fund	$25,000
Certain out-of-pocket charges	Varies

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

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The investment advisory contracts for the following Funds provide that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

		Effective	Contract
	Limit	Date	End Date

Alpha Opportunity Fund – A-Class	2.11%	11/30/12	02/01/15
Alpha Opportunity Fund – C-Class	2.86%	11/30/12	02/01/15
Alpha Opportunity Fund – Institutional Class	1.86%	11/30/12	02/01/15
Enhanced World Equity Fund – A-Class	1.25%	06/05/13	02/01/15
Enhanced World Equity Fund – C-Class	2.00%	06/05/13	02/01/15
Enhanced World Equity Fund – Institutional Class	1.00%	06/05/13	02/01/15
Large Cap Value Fund – A-Class	1.15%	11/30/12	02/01/15
Large Cap Value Fund – B-Class	1.90%	11/30/12	02/01/15
Large Cap Value Fund – C-Class	1.90%	11/30/12	02/01/15
Large Cap Value Fund – Institutional Class	0.90%	06/05/13	02/01/15
Risk Managed Real Estate Fund – A-Class*	1.30%	03/26/14	04/01/15
Risk Managed Real Estate Fund – C-Class*	2.05%	03/26/14	04/01/15
Risk Managed Real Estate Fund – Institutional Class*	1.10%	03/26/14	04/01/15
Small Cap Value Fund – A-Class	1.30%	11/30/12	02/01/15
Small Cap Value Fund – C-Class	2.05%	11/30/12	02/01/15
Small Cap Value Fund – Institutional Class	1.05%	11/30/12	02/01/15
World Equity Income Fund – A-Class	1.46%	08/15/13	02/01/15
World Equity Income Fund – B-Class	2.21%	08/15/13	02/01/15
World Equity Income Fund – C-Class	2.21%	08/15/13	02/01/15
World Equity Income Fund – Institutional Class	1.21%	08/15/13	02/01/15

* Commencement of operations: March 28, 2014.

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. At September 30, 2014, the amount of fees waived or expenses reimbursed that are subject to recoupment are presented in the following table:

Fund	Expires 2015	Expires 2016	Expires 2017	Fund Total

Alpha Opportunity Fund	$88,316	$204,142	$126,237	$418,695
Enhanced World Equity Fund	—	61,313	154,250	215,563
Large Cap Value Fund	243,289	189,178	213,340	645,807
Risk Managed Real Estate Fund	—	—	25,147	25,147
Small Cap Value Fund	175,113	175,376	199,545	550,034
World Equity Income Fund	314,425	269,453	167,150	751,028

For the year ended September 30, 2014, no amounts were recouped by GI.

If a Fund invests in an affiliated fund, the investing Fund’s Adviser will determine whether to waive fees at the investing fund level. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI.

The Funds have adopted Distribution Plans related to the offering of A-Class, B-Class and C-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of each Fund’s A-Class shares and 1.00% of the average daily net assets of each Fund’s B-Class and C-Class shares. Effective August 1, 2007, the Large Cap Value Fund ceased charging 12b-1 fees on B-Class shares in accordance with the FINRA sales cap regulations. These fees may be reinstated at any time. Effective August 25, 2005, the World Equity Income Fund ceased charging 12b-1 fees on B-Class shares in accordance with the FINRA sales cap regulations. These fees may be reinstated at any time.

For the year ended September 30, 2014, GFD retained sales charges of $86,407 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI, RFS and GFD.

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4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The following table summarizes the inputs used to value the Funds’ net assets at September 30, 2014:

	Level 1	Level 1	Level 2	Level 2	Level 3
	Investments	Other Financial	Investments	Other Financial	Investments
	In Securities	Instruments*	In Securities	Instruments*	In Securities	Total

Assets
Alpha Opportunity Fund	$—	$—	$10,736,308	$94,008	$—	$10,830,316
Enhanced World Equity Fund	5,900,341	—	—	—	—	5,900,341
Large Cap Value Fund	69,650,201	—	—	—	—	69,650,201
Risk Managed Real Estate Fund	105,350,068	—	—	—	—	105,350,068
Small Cap Value Fund	26,476,960	—	—	—	91	26,477,051
StylePlus —Large Core Fund	142,578,718	—	56,440,542	5,681,229	—	204,700,489
StylePlus —Mid Growth Fund	59,323,012	724	24,377,277	2,063,496	—	85,764,509
World Equity Income Fund	86,558,110	—	—	—	—	86,558,110

Liabilities
Alpha Opportunity Fund	$—	$32,652	$—	$224,208	$—	$256,860
Enhanced World Equity Fund	4,853	—	—	—	—	4,853
Risk Managed Real Estate Fund	29,528,963	—	—	—	—	29,528,963
StylePlus —Large Core Fund	—	8,710	—	—	—	8,710
StylePlus —Mid Growth Fund	—	20,514	—	160,037	—	180,551

* Other financial instruments may include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Independent pricing services are used to value a majority of the Funds’ investments. When values are not available from a pricing service, they may be computed by the Funds’ investment adviser or an affiliate. In any event, values may be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of the Funds’ assets and liabilities are categorized as Level 2 or Level 3, as indicated in this report.

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Funds’ assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Funds may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates. The Funds’ fair valuation guidelines were recently revised to transition such monthly indicative quoted securities from Level 2 to Level 3.

96	|	THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Funds recognized transfers between the levels as of the beginning of the period. As of September 30, 2014, the Funds had transfers out of Level 3 due to changes in securities valuation method. See the tables below for changes to Level 2. There were no other securities that transferred between levels.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets and liabilities for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2014:

LEVEL 3 - Fair value measurement using significant unobservable inputs

Total

Alpha Opportunity Fund
Liabilities:
Beginning Balance	$7,341,377
Sales	(7,341,377)

Ending Balance	$—

StylePlus —Large Core Fund
Assets:
Beginning Balance	$847,036
Transfer out of Level 3	(847,036)

Ending Balance	$—

5. Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that their custodian takes possession of the underlying collateral. The collateral is in the possession of the Fund’s custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements.

At September 30, 2014, the collateral for the repurchase agreements was as follows:

	Counterparty and		Repurchase
Fund	Terms of Agreement	Face Value	Price	Collateral	Par Value	Fair Value

Alpha Opportunity Fund	State Street			Fannie Mae
	0.00%			2.26%
	Due 10/01/14	$10,7,36,308	$10,736,308	10/17/22	$11,390,000	$10,951,861

In the event of counterparty default, the Fund has the right to collect the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. GI, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

6. Derivative Investment Holdings Categorized by Risk Exposure

U.S. GAAP requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

The Enhanced World Equity Fund and Small Cap Value Fund utilized options to minimally hedge the Fund’s portfolio to increase returns, to maintain exposure to equity markets and create liquidity.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 97

NOTES TO FINANCIAL STATEMENTS (continued)

The following Funds utilized futures and swaps for the following purposes:

Fund	Index Exposure	Hedge	Leverage	Income	Speculation

Alpha Opportunity Fund	x	x	x	x	x
Risk Managed Real Estate Fund	—	—	x	—	—
StylePlus —Large Core Fund	x	—	—	—	—
StylePlus —Mid Growth Fund	x	—	—	—	—

The following table represents the notional amount of futures and swaps outstanding as an approximate percentage of the Funds’ net assets on a daily basis.

	Approximate percentage of Fund’s
	Net Assets on a daily basis
Fund	Long	Short

Alpha Opportunity Fund	90%	25%
Risk Managed Real Estate Fund	30%	—
StylePlus —Large Core Fund	80%	—
StylePlus —Mid Growth Fund	80%	—

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2014:

Derivative Investment Type	Asset Derivatives	Liability Derivatives

Equity contracts	Variation margin	Variation margin
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
Options written, at value

The following table sets forth the fair value of the Funds’ September 30, 2014:

Asset Derivative Investments Value

	Futures	Swaps	Options	Total Value at
	Equity	Equity	Written Equity	September 30,
Fund	Contracts*	Contracts	Contracts	2014

Alpha Opportunity Fund	$—	$94,008	$—	$94,008
StylePlus —Large Core Fund	—	5,681,229	—	5,681,229
StylePlus —Mid Growth Fund	724	2,063,496	—	2,064,220

Liability Derivative Investments Value

	Futures	Swaps	Options	Total Value at
	Equity	Equity	Written Equity	September 30,
Fund	Contracts*	Contracts	Contracts	2014

Alpha Opportunity Fund	$32,652	$224,208	$–	$256,860
Enhanced World Equity Fund	—	—	4,853	4,853
StylePlus —Large Core Fund	8,710	—	—	8,710
StylePlus —Mid Growth Fund	20,514	160,037	—	180,551

* Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended September 30, 2014:

Derivative Investment Type	Location of Gain (Loss) on Derivatives

Equity contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on swap agreements
Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on futures contracts
Net change in unrealized appreciation (depreciation) on swap agreements
Net change in unrealized appreciation (depreciation) on options written

98	|	THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended September 30, 2014:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations

	Futures	Swaps	Options
	Equity	Equity	Written Equity
Fund	Contracts	Contracts	Contracts	Total

Alpha Opportunity Fund	$(14,138)	$(29,380)	$—	$(43,518)
Enhanced World Equity Fund	—	—	183,195	183,195
Risk Managed Real Estate Fund	—	(805,004)	—	(805,004)
Small Cap Value Fund	—	—	87,489	87,489
StylePlus —Large Core Fund	94,546	24,173,953	—	24,268,499
StylePlus —Mid Growth Fund	223,904	8,936,682	—	9,160,586

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations

	Futures	Swaps	Options
	Equity	Equity	Written Equity
Fund	Contracts	Contracts	Contracts	Total

Alpha Opportunity Fund	$(59,673)	$(130,200)	$—	$(189,873)
Enhanced World Equity Fund	—	—	3,476	3,476
Small Cap Value Fund	—	—	(5,573)	(5,573)
StylePlus —Large Core Fund	3,141	1,383,821	—	1,386,962
StylePlus —Mid Growth Fund	(25,861)	(963,698)	—	(989,559)

7. Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 99

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP.

					Gross Amounts Not Offset
					in the Statements of Assets
					and Liabilities

				Net Amount of
			Gross Amounts Offset	Assets Presented		Cash
		Gross Amounts of	In the Statements of	on the Statements of	Financial	Collateral	Net
Fund	Instrument	Recognized Assets[1]	Assets and Liabilities	Assets and Liabilities	Instruments	Received[2]	Amount

Alpha Opportunity Fund
	Swap equity
	contracts	$94,008	$—	$94,008	$94,008	$—	$—
StylePlus—Large Core Fund
	Swap equity
	contracts	5,681,229	—	5,681,229	—	—	5,681,229
StylePlus—Mid Growth Fund
	Swap equity
	contracts	2,063,496	—	2,063,496	—	—	2,063,496

					Gross Amounts Not Offset
					in the Statements of Assets
					and Liabilities

				Net Amount of
			Gross Amounts Offset	Assets Presented		Cash
		Gross Amounts of	In the Statements of	on the Statements of	Financial	Collateral	Net
Fund	Instrument	Recognized Liabilities[1]	Assets and Liabilities	Assets and Liabilities	Instruments	Pledged[2]	Amount

Alpha Opportunity Fund
	Swap equity
	contracts	$224,208	$—	$224,208	$94,008	$—	$130,200
StylePlus—Mid Growth Fund
	Swap equity
	contracts	160,037	—	160,037	—	—	160,037

[1]	Exchange-traded futures are excluded from these reported amounts.
[2]	Excludes maintenance margin deposits held at the broker related to derivatives. These amounts are reflected as segregated cash with broker on the Statements of Assets and Liabilities.

8. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010, and simplified some of the tax provisions applicable to regulated investment companies, the tax reporting to their shareholders and improved the tax efficiency of certain fund structures. The greatest impact to the disclosure in the financial reports for the Funds was on the treatment of net capital losses, effective for tax years beginning after December 22, 2010.

One of the more prominent changes addresses capital loss carryforwards. The Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital loss carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

100 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended September 30, 2014 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distribution

Alpha Opportunity Fund	$—	$—	$—
Enhanced World Equity Fund	300,961	—	300,961
Large Cap Value Fund	414,301	—	414,301
Risk Managed Real Estate	191,735	—	191,735
Small Cap Value Fund	717,032	2,624,346	3,341,378
StylePlus—Large Core Fund	5,969,443	26,574,113	32,543,556
StylePlus—Mid Growth Fund	3,936,969	3,381,000	7,317,969
World Equity Income Fund	2,529,621	—	2,529,621

The tax character of distributions paid during the year ended September 30, 2013 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions

Alpha Opportunity Fund	$—	$—	$—
Enhanced World Equity Fund	—	—	—
Large Cap Value Fund	410,967	—	410,967
Risk Managed Real Estate	—	—	—
Small Cap Value Fund	2,056,835	874,121	2,930,956
StylePlus—Large Core Fund	616,608	—	616,608
StylePlus—Mid Growth Fund	—	—	—
World Equity Income Fund	1,797,792	—	1,797,792

Note: For federal income tax purposes, short term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at September 30, 2014 was as follows:

	Undistributed	Undistributed	Accumulated	Net Unrealized	Other	Total
	Ordinary	Long-Term	Capital and	Appreciation/	Temporary	Accumulated
Fund	Income	Capital Gain	Other Losses*	(Depreciation)*	Differences	Earnings/(Deficit)

Alpha Opportunity Fund	$—	$—	$(5,646,776)	$(130,200)	$—	$(5,776,976)
Enhanced World Equity Fund	76,353	—	—	(126,843)	—	(50,490)
Large Cap Value Fund	463,001	—	(1,534,201)	13,550,004	—	12,478,804)
Risk Managed Real Estate	247,276	100,031	—)	(1,749,471)	(31,134)	(1,433,298)
Small Cap Value Fund	—	4,989,811	(75,571)	1,947,956	—	6,862,196)
StylePlus—Large Core Fund	26,784,857	—	—	9,212,153	—	35,997,010)
StylePlus—Mid Growth Fund	9,174,607	—	—	2,566,681	—	11,741,288)
World Equity Income Fund	89,126	—	(18,618,364)	1,152,709	(7,980)	(17,384,509)

*The Fund had net capital loss carryovers and deferred post-October losses as identified elsewhere in the Notes to the Financial Statements.

** Any differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of wash sale losses, and the differences between book and tax basis passive foreign investment companies.

For the year ended September 30, 2014, the capital loss carryovers utilized or expired and the accumulated net realized loss on sales of investments for federal income tax purposes which are available to offset future taxable gains are shown in the table below:

	Capital Loss	Capital Loss					Remaining
	Carryovers	Carryovers	Expires in	Expires in	Unlimited		Capital Loss
Fund	Utilized	Expired	2017	2018	Short Term	Long Term	Carryforward

Alpha Opportunity Fund	$ (4,455,920)	$—	$ (1,304,849)	$ (4,341,927)	$—	$—	$ (5,646,776)
Enhanced World Equity Fund	—	—	—	—	—	—	—
Large Cap Value Fund	(6,723,361)	—	—	(1,534,201)	—	—	(1,534,201)
Risk Managed Real Estate	—	—	—	—	—	—	—
Small Cap Value Fund	—	—	—	—	—	—	—
StylePlus—Large Core Fund	—	—	—	—	—	—	—
StylePlus—Mid Growth Fund	—	—	—	—	—	—	—
World Equity Income Fund	(4,942,528)	—	(13,260,860)	(5,357,504)	—	—	(18,618,364)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to deferred ordinary and capital losses, losses due to wash sales, foreign currency gains and losses, the “mark-to-market” of certain

THE GUGGENHEIM FUNDS ANNUAL REPORT | 101

NOTES TO FINANCIAL STATEMENTS (continued)

passive foreign investment companies (PFICs) for tax purposes, utilization of earnings and profits on shareholder redemptions, and net operating losses. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent book/tax differences:

		Undistributed	Accumulated Net
		Net Investment	Realized
	Paid-In Capital	Income	Gain/(Loss)

Alpha Opportunity Fund	$(56,662)	$ 54,103	$ 2,559
Enhanced World Equity Fund	412,447	363	(412,810)
Large Cap Value Fund	—	47	(47)
Risk Managed Real Estate	(34)	137,667	(137,633)
Small Cap Value Fund	2,684,748	153,772	(2,838,520)
StylePlus—Large Core Fund	2,536,139	221,379	(2,757,518)
StylePlus—Mid Growth Fund	870,051	191,247	(1,061,298)
World Equity Income Fund	(10,587)	(29,231)	39,818

At September 30, 2014, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain/(Loss)

Alpha Opportunity Fund	$10,736,308	$—	$—	$—
Enhanced World Equity Fund	6,048,261	1,473	(149,393)	(147,920)
Large Cap Value Fund	56,100,197	15,114,543	(1,564,539)	13,550,004
Risk Managed Real Estate	108,774,026	870,939	(4,294,897)	(3,423,958)
Small Cap Value Fund	24,529,095	3,460,260	(1,512,304)	1,947,956
StylePlus—Large Core Fund	195,488,336	4,428,020	(897,096)	3,530,924
StylePlus—Mid Growth Fund	83,037,067	1,438,336	(775,114)	663,222
World Equity Income Fund	85,392,709	4,869,197	(3,703,796)	1,165,401

Pursuant to Federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and September 30 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and September 30 of each year as occurring on the first day of the following tax year. For the year ended September 30, 2014, the following losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until October 1, 2014:

Fund	Ordinary	Capital

Small Cap Value Fund	$(75,571)	$—

9. Securities Transactions

For the year ended September 30, 2014, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales

Alpha Opportunity Fund	$—	$4,723,777
Enhanced World Equity Fund	37,735,488	37,723,395
Large Cap Value Fund	30,340,262	25,418,666
Risk Managed Real Estate Fund	87,839,467	18,858,851
Small Cap Value Fund	21,424,349	44,307,478
StylePlus—Large Core Fund	216,383,099	164,747,800
StylePlus—Mid Growth Fund	94,176,446	71,945,945
World Equity Income Fund	105,455,460	103,239,031

102	|	THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

10. Options Written

Information as to options written by the Funds during the year ended September 30, 2014, and options outstanding at period end is provided below:

Written Call Options

	Enhanced World Equity		Small Cap Value

	Number of	Premium	Number of	Premium
	contracts	amount	contracts	amount

Balance at September 30, 2013	370	$34,151	107	$31,283
Options Written	8,963	625,059	210	35,346
Options terminated in closing purchase transactions	(8,395)	(591,478)	—	—
Options expired	(295)	(32,075)	(317)	(66,629)
Options exercised	(140)	(9,727)	—	—

Balance at September 30, 2014	503	$(25,930)	—	$—

Written Put Options

	Small Cap Value Fund

	Number of	Premium
	contracts	amount

Balance at September 30, 2013	200	$12,810
Options Written	60	8,050
Options terminated in closing purchase transactions	—	—
Options expired	(260)	(20,860)
Options exercised	—	—

Balance at September 30, 2014	—	—

11. Line of Credit

The StylePlus—Large Core Fund and StylePlus—Mid Growth Fund secured a committed, $275,000,000 line of credit from Citibank, N.A., good through October 10, 2014, at which time the line of credit may be renewed. This line of credit is reserved for emergency or temporary purposes. Fees related to borrowings, if any, vary under s arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1.0%, and the Fed Funds rate, plus 0.50%. The StylePlus—Large Core Fund and StylePlus—Mid Growth Fund did not have any borrowings under this agreement as of and for the year-ended September 30, 2014. The StylePlus—Large Core Fund and StylePlus—Mid Growth Fund also pay a commitment fee at an annualized rate of 0.08% of the average daily amount of their unused commitment amount.

12. Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Funds may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2014 will be available publicly or upon request.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 103

NOTES TO FINANCIAL STATEMENTS (concluded)

Transactions during the year ended September 30, 2014 in which the portfolio company is an “affiliated person” are as follows:

	Value			Value	Shares	Investment	Realized	Capital Gain
Affiliated issuers by Fund	09/30/201	Additions	Reductions	09/30/2014	09/30/2014	Income	Gain (Loss)	Distributions

StylePlus—Large Core Fund
Guggenheim Strategy Fund III	$—	$43,537,575	$—	$43,398,278	1,742,203	$298,420	$—	$—
Guggenheim Strategy Fund II	—	30,324,641	—	30,278,579	1,216,007	76,622	—	—
Guggenheim Strategy Fund I	—	27,112,144	(4,014,452)	23,036,746	925,171	111,670	(14,452)	—
Guggenheim BulletShares 2017 High
Yield Corporate Bond ETF	—	3,238,907	(3,238,907)	—	—	62,220	9,284	—
Guggenheim BulletShares 2016 High
Yield Corporate Bond ETF	2,242,106	1,602,803	(3,849,263)	—	—	111,112	49,232	4,886
Guggenheim BulletShares 2015 High
Yield Corporate Bond ETF	2,243,640	1,603,391	(3,851,139)	—	—	106,479	(12,997)	24,903
Guggenheim BulletShares 2014 High
Yield Corporate Bond ETF	2,244,797	1,596,131	(3,844,273)	—	—	31,472	(27,442)	15,200
Guggenheim Enhanced Short
Duration ETF	3,961,310	—	(3,959,467)	—	—	6,840	2,889	—
Floating Rate Strategies Fund
Institutional Class	3,332,741	158,888	(3,537,286)	—	—	141,195*	(30,339)	6,310
Macro Opportunities Fund
Institutional Class	3,199,526	170,864	(3,552,635)	—	—	157,221*	(91,859)	—

	$17,224,120	$109,345,344	$(29,847,422)	$96,713,603	3,883,381	$1,103,251	$(115,684)	$51,299
StylePlus—Mid Growth Fund
Guggenheim Strategy Fund III	$—	$17,869,742	$—	$17,812,592	715,078	$124,193	$—	$—
Guggenheim Strategy Fund II	—	13,280,649	—	13,261,482	532,590	31,516	—	—
Guggenheim Strategy Fund I	—	12,552,158	(4,014,452)	8,517,668	342,075	51,959	(14,452)	—
Guggenheim BulletShares 2017 High
Yield Corporate Bond ETF	—	1,536,370	(1,536,370)	—	—	29,514	4,404	—
Guggenheim BulletShares 2016 High
Yield Corporate Bond ETF	965,092	653,469	(1,620,436)	—	—	46,910	20,893	2,057
Guggenheim BulletShares 2015 High
Yield Corporate Bond ETF	964,231	652,605	(1,618,597)	—	—	44,895	(5,349)	10,467
Guggenheim BulletShares 2014 High
Yield Corporate Bond ETF	963,581	652,332	(1,617,350)	—	—	13,344	(11,521)	6,395
Guggenheim Enhanced Short
Duration ETF	1,669,991	—	(1,669,214)	—	—	2,887	1,226	—
Floating Rate Strategies Fund
Institutional Class	1,378,201	65,706	(1,462,788)	—	—	58,389*	(12,546)	2,610
Macro Opportunities Fund
Institutional Class	1,323,112	70,658	(1,469,135)	—	—	65,017*	(37,987)	—

	$7,264,208	$47,333,689	(15,008,342)	$39,591,742	1,589,743	$468,624	$(55,332)	$21,529

* Includes A-Class and C-Class.

13. Other Liabilities

StylePlus—Large Core Fund wrote put option contracts through Lehman Brothers Inc., (“LBI”) that were exercised prior to the option contracts’ expiration and prior to the bankruptcy filing by LBI, during September, 2008. However, these transactions have not settled and the securities have not been delivered to the Fund as of September 30, 2014.

Although the ultimate resolution of these transactions is uncertain, the Fund has recorded a liability on its respective book equal to the difference between the strike price on the put options and the market price of the underlying security on the exercise date. The amount of the liability recorded by the Fund as of September 30, 2014, was $18,615.

14. Alpha Opportunity Fund

As noted in the Fund’s prior shareholder reports, the Fund has been working to resolve certain outstanding short sale transactions with Lehman Brothers International Europe (“LBIE”) and its administrator. The Fund contracted with LBIE to provide prime brokerage services related to the Fund’s short selling, and on September 15, 2008, LBIE was placed into administration and a third party administrator was named. The Fund’s exposure to LBIE consisted of short sale proceeds held by LBIE, and restricted long positions held at the Fund’s custodian, as collateral for said short sales. These matters have been resolved; in June 2014, the Fund made a settlement payment to discharge all remaining obligations to LBIE, and its former affiliate, Lehman Brothers, Inc., released the collateral held in connection with the Fund’s open short sale transactions.

As of the close of business on October 3, 2008, and until further notice, the Fund is not accepting subscriptions for shares from either new or existing shareholders.

104	|	THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Guggenheim Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Guggenheim Alpha Opportunity Fund, Guggenheim Enhanced World Equity Fund, Guggenheim Large Cap Value Fund, Guggenheim Risk Managed Real Estate Fund, Guggenheim Small Cap Value Fund, Guggenheim StylePlus—Large Core Fund, Guggenheim StylePlus—Mid Growth Fund and Guggenheim World Equity Income Fund (eight of the series constituting the Guggenheim Funds Trust) (the “Funds”) as of September 30, 2014, and the related statements of operations, statements of changes in net assets, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian, transfer agents, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds (eight of the series constituting the Guggenheim Funds Trust) at September 30, 2014, and the results of their operations, the changes in their net assets, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
November 25, 2014

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OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2014, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying

Enhanced World Equity Fund	0.59%
Large Cap Value Fund	100.00%
Risk Managed Real Estate Fund	4.20%
Small Cap Value Fund	39.12%
StylePlus—Large Core Fund	24.65%
StylePlus—Mid Growth Fund	1.86%
World Equity Income Fund	41.11%

Additionally, the following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	% Qualifying

Enhanced World Equity Fund	0.55%
Large Cap Value Fund	100.00%
Risk Managed Real Estate Fund	4.20%
Small Cap Value Fund	38.96%
StylePlus—Large Core Fund	24.65%
StylePlus—Mid Growth Fund	1.86%
World Equity Income Fund	55.59%

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2014, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively:

Fund	% Qualifying	% STCG Qualifying

StylePlus—Large Core Fund	4.04%	100.00%
StylePlus—Mid Growth Fund	3.97%	100.00%

With respect to the taxable year ended September 30, 2014, the Funds hereby designates as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

		LT Capital Gain
	LT Capital Gains	Using Proceeds from
Fund	Dividends	Shareholder Redemptions

Small Cap Value Fund	$2,624,346	$2,687,822
StylePlus—Large Core Fund	26,574,113	2,017,743
StylePlus—Mid Growth Fund	3,381,000	517,382

In January 2015, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2014.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

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OTHER INFORMATION (Unaudited) (continued

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

330 Madison Avenue
10th Floor
New York, NY 10017
(Headquarters)

Four Irvington Centre
805 King Farm Boulevard
Suite 600
Rockville, MD 20850

9401 Indian Creek Parkway
40 Corporate Woods
Suite 850
Overland Park, KS 66210

Distributor change

Effective March 3, 2014, Guggenheim Distributors, LLC (“GD”), the distributor for shares of the Funds was consolidated into and with Guggenheim Funds Distributors, LLC (“GFD”). Following the consolidation, GFD serves as the Funds’ distributor.

GD and GFD are both indirect, wholly-owned subsidiaries of Guggenheim Capital, LLC and, therefore, the consolidation will not result in a change of actual control of the Funds’ distributor. The primary goal of the consolidation is to achieve greater operational efficiencies and allow all of the Guggenheim funds, including funds that are not series of the Trusts, to be distributed by a single distributor.

The consolidation is not expected to affect the day-to-day management of the Funds or result in any material changes to the distribution of the Funds, including any changes to the distribution fees paid by the Funds.

Guggenheim Funds Trust

Guggenheim Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on November 8, 2013, is registered with the Securities and Exchange Commission (“SEC”) as an investment company. The Trust is an open-end management investment company that, upon the demand of the investor, must redeem its shares and pay the investor the next calculated NAV. The Guggenheim Enhanced World Equity Fund (“Enhanced World Equity Fund”), Guggenheim Large Cap Value Fund (“Large Cap Value Fund”), Guggenheim Mid Cap Value Fund (“Mid Cap Value Fund”), Guggenheim Mid Cap Value Institutional Fund (“Mid Cap Value Institutional Fund”), Guggenheim Small Cap Value Fund (“Small Cap Value Fund”), Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”), Guggenheim StylePlus Mid—Growth Fund (“StylePlus—Mid Growth Fund”) and Guggenheim World Equity Income Fund (“World Equity Income Fund”) (collectively, the “Funds”) were previously series (the “Predecessor Funds”) of Security Equity Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund (the “Predecessor Corporations”), different registered open-end investment companies, which were organized as Kansas corporations. In January 2014, at special meetings of shareholders, the shareholders of each Predecessor Fund approved the reorganization of each Predecessor Fund with and into a corresponding “shell” series of the Trust. The shell series of the Trust succeeded to the accounting and performance histories of the Predecessor Funds. Any such historical information provided for a series of the Trust that relates to periods prior to January 28, 2014, therefore, is that of the corresponding Predecessor Fund.

Effective January 28, 2014, the Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”), Guggenheim High Yield Fund (“High Yield Fund”), Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”), Guggenheim Limited Duration Fund (“Limited Duration Fund”), Guggenheim

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OTHER INFORMATION (Unaudited) (continued)

Macro Opportunities Fund (“Macro Opportunities Fund”), Guggenheim Municipal Income Fund (“Municipal Income Fund”), and Guggenheim Total Return Bond Fund (“Total Return Bond Fund”), which were series of Security Income Fund, a Kansas corporation, reorganized with and into corresponding series of Guggenheim Funds Trust, a Delaware Statutory Trust (each, a “Reorganization”). Upon completion of each Reorganization, the respective share classes of each Fund assumed the performance, financial and other historical information of those of the corresponding predecessor fund.

At a meeting of shareholders held on January 8, 2014, shareholders of the Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”) approved the reorganization of the Fund from a Kansas corporation to a Delaware statutory trust. After the close of business on September 23, 2014, the Fund, which is a series of Security Equity Fund, a Kansas corporation, will reorganize with and into a corresponding “shell” fund (the “New Fund”), which is a series of Guggenheim Funds Trust, a Delaware statutory trust. Upon completion of the Reorganization, shareholders of the Fund will own shares of the New Fund that are equal in number and in value to the shares of the Fund that were held by those shareholders immediately prior to the closing of the Reorganization. In addition, the New Fund will assume the performance, financial and other historical information of that of the Fund. Once the Reorganization is completed, the Fund will no longer be offered as a series of Security Equity Fund.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective January 28, 2014, the Trust is the successor of all of the existing and active series of Security Equity Fund (except for Guggenheim Alpha Opportunity Fund),1 Security Large Cap Value Fund, Security Mid Cap Growth Fund and Security Income Fund, each, a Kansas corporation (collectively, the “Corporations”), following the reorganization of each series of the Corporations with and into a corresponding “shell” series of the Trust (the “Reorganizations”). The Reorganizations, which were approved by the Boards of Directors of the Corporations (collectively, the “Board of Directors” or the “Predecessor Board” and the members of the Board of Directors individually, “Directors”), including the Directors who are not “interested persons,” as defined by the 1940 Act, of the Corporations (the “Independent Directors”), and by shareholders, were intended to, among other things, take advantage of various benefits available to registered investment companies organized as Delaware statutory trusts, including, but not limited to, Delaware’s comprehensive body of law related to investment companies which may reduce legal uncertainty and risk.

The Trust includes the following series (the “New Series”), each of which assumed the accounting and performance histories of the corresponding predecessor fund (a “Predecessor Fund” and collectively, the “Predecessor Funds”):

•	Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)[2]	•	Guggenheim Enhanced World Equity Fund (“Enhanced World Equity Fund”)
•	Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)	•	Guggenheim High Yield Fund (“High Yield Fund”)
•	Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)	•	Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)
•	Guggenheim Limited Duration Fund (“Limited Duration Fund”)	•	Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)
•	Guggenheim Mid Cap Value Institutional Fund (“Mid Cap Value Institutional”)	•	Guggenheim Mid Cap Value Fund (“Mid Cap Value Fund”)
•	Guggenheim Municipal Income Fund (“Municipal Income Fund”)	•	Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)
•	Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth”)	•	Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core”)
•	Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)	•	Guggenheim World Equity Income Fund (“World Equity Income Fund”)

With the exception of Enhanced World Equity Fund, Floating Rate Strategies Fund, Limited Duration Fund, Macro Opportunities Fund and Total Return Bond Fund, Security Investors, LLC, also known as Guggenheim Investments (“Security Investors”) and an indirect subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm (“Guggenheim Partners”), serves as investment manager to each series of the Trust. (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.”) In this connection, the Trust and Security Investors have entered into four separate investment management agreements which group the New Series of the Trust to correspond with the Predecessor Funds that were series of a common Corporation: (i) Mid Cap Value Fund, Mid Cap Value Institutional, Small Cap Value Fund, StylePlus—Large Core Fund, World Equity Income Fund and Alpha Opportunity Fund,3 the corresponding Predecessor Funds of which were series of a common Corporation, Security Equity Fund; (ii) Large Cap Value Fund, the corresponding Predecessor Fund of which was the sole series of a Corporation, Security Large

[1]	At a meeting of shareholders held on January 8, 2014, shareholders of Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”), a series of Security Equity Fund, approved the reorganization of Alpha Opportunity Fund to a corresponding new series of the Trust (the “Alpha Opportunity Fund Reorganization”). Due to certain outstanding transactions with Lehman Brothers International Europe (“LBIE”) and its administrator, the Alpha Opportunity Fund Reorganization was delayed pending the resolution of the LBIE matter. Alpha Opportunity Fund was reorganized into the Trust on September 24, 2014.
[2]	Because the Alpha Opportunity Fund was not reorganized into the Trust until September 2014, at the time of the Board’s review of the investment advisory agreements Alpha Opportunity Fund was a series of the Security Equity Fund.
[3]	At the time of the Board’s review of the investment advisory agreements, Security Investors served as investment manager to Alpha Opportunity Fund pursuant to an investment management agreement with Security Equity Fund. The investment management agreement with Security Investors transferred to the Trust upon the Alpha Opportunity Fund Reorganization.

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OTHER INFORMATION (Unaudited) (continued)

Cap Value Fund; (iii) StylePlus—Mid Growth, the corresponding Predecessor Fund of which was the sole series of a Corporation, Security Mid Cap Growth Fund; and (iv) Investment Grade Bond Fund, High Yield Fund and Municipal Income Fund, the corresponding Predecessor Funds of which were series of a common Corporation, Security Income Fund. (The New Series identified in (i) through (iv) above are collectively referred to herein as the “SI-Advised Funds.”) Under the terms of the applicable investment management agreement between the Trust and Security Investors, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “Sub-Advisory Agreement”).

GPIM serves as investment adviser with respect to each of Enhanced World Equity Fund, Floating Rate Strategies Fund, Limited Duration Fund, Macro Opportunities Fund and Total Return Bond Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”). In this connection, the Trust and GPIM have entered into three separate investment advisory agreements which group the GPIM-Advised Funds as follows: (i) Enhanced World Equity Fund, the corresponding Predecessor Fund of which was a series of Security Equity Fund; (ii) Floating Rate Strategies Fund, Macro Opportunities Fund and Total Return Bond Fund, the corresponding Predecessor Funds of which were series of a common Corporation, Security Income Fund; and (iii) Limited Duration Fund, the corresponding Predecessor Fund of which was a series of Security Income Fund. (The investment management agreements pertaining to the SI-Advised Funds and the investment advisory agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as the “Adviser” and together, the “Advisers.”) Under the supervision of the Board of Trustees of the Trust (the “Board” and the members of the Board individually, the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, a continuous investment program and direct the purchase and sale of securities and other investments for each Fund’s portfolio.

At a meeting held on November 11, 2013, in connection with other actions taken to pursue the Reorganizations, the Predecessor Board, including the Independent Directors, appointed each of the then-current investment manager/adviser for the Predecessor Funds to serve in such capacity to the corresponding New Series of the Trust (i.e., Security Investors and GPIM with respect to the SI-Advised Funds and the GPIM-Advised Funds, respectively). The Predecessor Board, including Independent Directors, also approved for the Trust, on behalf of the New Series, the investment advisory and investment management agreements then in effect with respect to the Predecessor Funds (i.e., the Advisory Agreements and the Sub-Advisory Agreement). The sole initial shareholder of the New Series subsequently approved the Advisory Agreements and the Sub-Advisory Agreement, which are identical to the agreements then in place with respect to each of the Predecessor Funds in all material respects, except for the name of the signatory and the applicable state law, and became effective January 27, 2014.

At meetings held in person on April 17, 2014 (the “April Meeting”) and on May 12, 2014, (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Trustees who are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”), met separately from Guggenheim to consider the renewal of the Advisory Agreements and the Sub-Advisory Agreement in connection with the Committee’s annual contract review schedule.4 As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. In this connection, Independent Legal Counsel advised the Committee of: (i) the responsibilities of board members under applicable law; (ii) the standards for determining what constitutes an excessive fee as delineated by the courts and the factors the Trustees should consider in determining whether to approve the fee arrangements; and (iii) the disclosure requirements pertaining to these approvals, as required by the Securities and Exchange Commission. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of the Advisers is an ongoing

[4]	Since the corresponding Predecessor Fund of Enhanced World Equity Fund was subject to an investment management agreement approved by the Board of Directors of Security Equity Fund for an initial term of two years at an in-person meeting of the Board held on February 13, 2013, and because the Fund has a limited operating history, it was not included in the contract renewal process conducted in April and May 2014 (the “2014 Contract Renewal Process”). Similarly, Limited Duration Fund was not included in the 2014 Contract Renewal Process because the corresponding Predecessor Fund of Limited Duration Fund was subject to an investment management agreement approved by the Board of Directors of Security Income Fund for an initial term of two years at an in-person meeting of the Board held on November 11, 2013. Another recently launched series of the Trust, the Guggenheim Risk Managed Real Estate Fund (the “Risk Managed Real Estate Fund”) also was excluded from the 2014 Contract Renewal Process because the investment advisory agreement between GPIM and the Trust, on behalf of the Risk Managed Real Estate Fund, was approved by the Board of Trustees of the Trust for an initial term of two years at an in-person meeting of the Board held on February 12, 2014. Accordingly, references herein to the “Funds” should be understood as referring to all series of the Trust, except Enhanced World Equity Fund, Limited Duration Fund and Risk Managed Real Estate Fund. In addition, references to the “Funds” should be understood as including Alpha Opportunity Fund. Since the Alpha Opportunity Fund Reorganization was not effected as of the April Meeting or May Meeting, the individuals who serve as the Independent Trustees, in their capacity as the Independent Directors of Security Equity Fund, considered the renewal of the Investment Management Agreement between Security Investors and Security Equity Fund, with respect to Alpha Opportunity Fund. Accordingly, all references hereafter to the steps taken by the “Independent Trustees” and the “Committee,” including the materials reviewed and factors considered, also refer to such parties in their corresponding capacities with respect to Alpha Opportunity Fund. Likewise, all action taken with respect to the Trust’s Advisory Agreements includes the Investment Management Agreement regarding Alpha Opportunity Fund.

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OTHER INFORMATION (Unaudited) (continued)

one, the Committee also considered the variety of written materials, reports and oral presentations it received (and received by the full Board) throughout the year regarding performance and operating results of the Funds (which, as noted, reflects the accounting and performance histories of the Predecessor Funds).

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. Guggenheim prepared a comprehensive presentation in response to a formal request for information sent by Independent Legal Counsel on behalf of the Committee. In addition, Guggenheim made a detailed presentation at the April Meeting, which addressed areas identified for discussion by the Committee Chair and Vice Chair and Independent Legal Counsel. Throughout the process, the Committee asked questions of management and requested certain additional information which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Materials”).

Among other things, Guggenheim provided: (i) organizational charts and presentations, staffing reports and biographies of those key personnel of each Adviser providing services to the Funds; (ii) descriptions of various functions performed by Guggenheim for the Funds, such as portfolio trading practices, brokerage matters, trade allocation and best execution; (iii) information regarding each Adviser’s compliance and regulatory history, including its Form ADV; and (iv) information concerning the parent company and overall Guggenheim organization and strategic plans and goals, all to assist the Committee in assessing the nature, extent and quality of services provided by each of Security Investors and GPIM, respectively. In addition, Guggenheim’s response included information comparing the investment performance, advisory fees and total expenses of the Funds to other funds (including such information presented in the FUSE reports as well as supplemental information prepared by Guggenheim), charts showing revenues for Guggenheim by product line and each Fund, including a break-out of various expenses, a description of the expense allocation methodology and information about the profitability of the Funds to Guggenheim Investments (the investment management business of Guggenheim Partners), financial information for Guggenheim Investments (unaudited), and information about Guggenheim’s compliance and risk management programs.

Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interests of the Funds to recommend that the Board approve the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional 12-month term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the information provided by Guggenheim concerning the education, experience, professional affiliations, area of responsibility and duties of all key personnel performing services for the Funds, including those personnel providing compliance oversight. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds and noted Guggenheim’s report on recent additions and departures in personnel who work on matters relating to the Funds or are significant to the operations of each Adviser. The Committee noted that on a regular basis the Board receives and reviews information from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. In addition, the Committee took into account the various compliance and risk management initiatives undertaken by Guggenheim, including, among other things, the hiring of a new Chief Risk Officer, Portfolio Management, responsible for implementing various initiatives related to the risks associated with the investment process, the organization’s risk management infrastructure and critical activities. The Committee also considered Guggenheim’s other initiatives intended to achieve greater enhancements and efficiencies in the organization’s ability to provide services to all of the registered investment companies for which Security Investors, GPIM or another Guggenheim affiliate serves as investment adviser/manager (including the Funds), such as efforts to streamline and simplify the organizational structure of Guggenheim’s advisory business, as reflected by the internal restructuring that consolidated the investment advisers, broker/dealers and other entities that comprise “Guggenheim Investments” under a new, single holding company, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). In this regard, the Committee considered that although the restructuring neither impacted the services rendered on a day-to-day basis to the Funds nor changed the ultimate ownership of the various Guggenheim entities involved, which, through GPIMH, continue to be indirect subsidiaries of Guggenheim Capital, LLC, Guggenheim stated that the restructuring will allow the financial statements of the various entities to be consolidated and audited, thus providing a clearer view of Guggenheim Investments’ business within the broader Guggenheim organization. Moreover, in connection with the Committee’s evaluation of the overall package of services provided by each Adviser, the Committee considered each Adviser’s administrative capabilities, including its role in monitoring and coordinating compliance responsibilities with the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds.

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OTHER INFORMATION (Unaudited) (continued)

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning GPIMH. (The Committee received the audited financial statements of GPIMH once available following the May Meeting.)

The Committee also considered the acceptability of the terms of each Advisory Agreement (including the scope of services required to be performed by each Adviser). Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of each Adviser’s quality of performance of its duties through Board meetings, discussions, and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received for each Fund investment returns for the five-year, three-year, one-year and three-month periods ended December 31, 2013, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a peer group of similar funds and a broader universe of funds identified by FUSE, in each case for the same periods and, with respect to performance universe rankings for each Fund as to the returns of Class A shares, also for the ten-year period ended December 31, 2013, as applicable. The Committee received from FUSE representatives and considered a description of the methodology employed by FUSE for identifying each Fund’s peer group and universe for performance and expense comparisons.

In seeking to evaluate Fund performance over a full market cycle, the Committee generally focused its attention first on five- and three-year performance rankings as compared to the relevant universe of funds, but also considered more recent performance periods, including the one-year period and, as deemed appropriate, the three-month period, for certain Funds such as for those Funds that were recently launched or had undergone recent changes in the composition of the portfolio management team and/or the investment strategies employed. In this connection, the Committee made the following observations:

•	Alpha Opportunity Fund: The Fund’s Class A shares outperformed the performance universe median for the five- and three-year periods, ranking in the 1st percentile for both periods. In light of the resignation of Mainstream Investment Advisors, LLC, effective, September 30, 2013, as the Fund’s sub-adviser for the domestic long/short sub-portfolio of the Fund, the Committee also considered more recent performance periods, including the one-year period and the three-month period. [5] In this connection, the Committee noted that Security Investors assumed investment management responsibility for the domestic long/short sub-portfolio as of September 30, 2013. The Committee observed that the Fund’s Class A shares outperformed the performance universe median for the one-year and three-month periods ended December 31, 2013, ranking in the 5th and 13th percentile, respectively. The Committee also noted information provided by Guggenheim that the Fund’s performance for the periods ended December 31, 2013 was comparable to the Fund’s benchmark, the S&P 500 Index, for the one- and three-year periods and better than the Fund’s benchmark for the five-year period, and lagged the benchmark for the three-month period. The Committee also considered the circumstances affecting the management of the Fund as a result of the Fund’s prime broker, Lehman Brothers International Europe (“LBIE”), being placed into administration on September 15, 2008. The Fund’s exposure to LBIE consists of short sale proceeds held by LBIE, and restricted long positions held at the Fund’s custodian, as collateral for such short sales. Until such time as the liability for short sales was settled and all restrictions were removed by LBIE and Lehman Brothers, Inc. (“LBI”), the Fund could not sell such restricted long positions and/or utilize the restricted cash balances to achieve the Fund’s investment objectives and/or meet Fund redemptions or other Fund obligations. In evaluating the services provided by the Adviser and the performance of the Fund, the Committee also considered Guggenheim’s efforts to resolve the issues with LBIE and LBI and to seek the release of the collateral by LBIE and LBI in conjunction with the potential settlement of LBIE’s claim. In addition, the Committee took into account information received from Guggenheim regarding the minimum assets required to manage the Fund’s assets consistent with the Fund’s investment objectives and the undertaking made by Guggenheim to assure adequate liquidity to meet Fund redemptions.

•	Floating Rate Strategies Fund: The returns of the Class A shares exceeded the median of its performance universe in both the one-year and three- month periods, ranking in the 19th and 32nd percentile, respectively. The Fund, which commenced operations on November 30, 2011, also outperformed its benchmark, the Credit Suisse Leveraged Loan Index for the one-year and three-month periods, according to information provided by Guggenheim.

[5]	Prior to September 30, 2013, Mainstream Investment Advisers, LLC (“Mainstream”) acted as sub-adviser to Alpha Opportunity Fund. Pursuant to an investment sub-advisory agreement, Mainstream furnished investment advisory services, supervised and arranged for the purchase and sale of securities on behalf of a portion of the assets of Alpha Opportunity Fund and provided for the compilation and maintenance of records pertaining to such investment advisory services, subject to the supervision of Security Investors and the Board of Directors of Security Equity Fund. Effective September 30, 2013, Mainstream resigned as sub-adviser to Alpha Opportunity Fund and Security Investors assumed all advisory obligations and responsibilities.

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•
High Yield Fund: While the returns of the Class A shares underperformed the median of its performance universe for the three-year period and ranked in the third quartile (72nd percentile), returns for the five-year period exceeded the performance universe median and ranked in the first quartile (4th percentile) and recent performance for the one-year period also ranked in the first quartile (3rd percentile). The Committee also noted information provided by Guggenheim that the Fund outperformed its benchmark, the Barclays Capital U.S. Corporate High Yield Index, for the five-year and one-year periods, but lagged the benchmark for the three-year period and that the current portfolio management team for the Fund began management in August 2012 and, since that time period, performance has ranked in the first quartile and has outperformed its benchmark. In light of the foregoing, the Committee focused, in particular, on the Fund’s recent performance, including the one-year and three-month periods ended December 31, 2013, and, with respect to the latter, noted that the FUSE report ranked the Fund in the first quartile (1st percentile).

•
Investment Grade Bond Fund: The Fund’s Class A shares outperformed the performance universe median for the five- and three-year periods, ranking in the 46th and 8th percentile, respectively. The Committee also noted information provided by Guggenheim that the Fund outperformed its benchmark, the Barclays Capital U.S. Aggregate Index, for the five-year and three-year periods and that the current portfolio manager began management in August 2012 and, since that time, performance has been in the 1st quartile. The Committee considered that the FUSE report listed the Fund’s performance for the one-year and three-month periods in the 1st percentile and 4th percentile, respectively.

•	Large Cap Value Fund: The returns of the Class A shares exceeded the median of the performance universe for the five-year period, but underperformed the median for the three-year and one-year periods and ranked in the 49th percentile, 79th percentile and 55th percentile for the five-, three- and one-year periods, respectively. The Committee concluded that longer-term performance and other factors relevant to performance were sufficient to warrant continuation of the Advisory Agreement with respect to the Fund. In this regard, the Committee considered that the Adviser had taken steps designed to mitigate risks associated with the portfolio by enhancing the risk management and portfolio analytics processes. The Committee also noted the presentation provided by the Fund’s portfolio manager at the April Meeting, as requested by the Committee. The Committee took into account the portfolio management team’s view that market conditions over the past several years have posed challenges for disciplined, long-term value investors, the long-term investment process employed for the Fund remains effective and, importantly, Guggenheim’s senior personnel responsible for overseeing performance supported this view and expressed confidence in the team’s capabilities, noting that, according to Morningstar peer group rankings based on total returns as of March 31, 2014, the Fund ranked in the 1st quartile (18th percentile) for the year-to-date. In light of all of the foregoing, the Committee determined to consider a longer term performance track record as part of its assessment of Fund performance and took into account the additional performance metrics provided by Guggenheim, including information that, as of December 31, 2013, the Fund ranked in the 25th percentile of its peer group since inception (July 1, 2005) based on gross returns.

•	Macro Opportunities Fund: The returns of the Fund’s Class A shares ranked in the 13th and 1st percentile of its performance universe for the one-year and three-month periods, respectively, and outperformed the performance universe median for each of these periods. The Committee considered information provided by Guggenheim indicating that the Fund, which commenced operations on November 30, 2011, outperformed its benchmark, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, for the one-year and three-month periods ended December 31, 2013

•	Mid Cap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year, three-year and one-year periods and ranked in the 83rd, 67th and 79th percentile for the five-year, three-year and one-year periods, respectively. The Committee concluded that longer-term performance and other factors relevant to performance were sufficient to warrant continuation of the Advisory Agreement with respect to the Fund. In this regard, the Committee considered that the Adviser had taken steps designed to mitigate risks associated with the portfolio by enhancing the risk management and portfolio analytics processes. The Committee also noted the presentation provided by the Fund’s portfolio manager at the April Meeting, as requested by the Committee. The Committee took into account the portfolio management team’s view that market conditions over the past several years have posed challenges for disciplined, long-term value investors, the long-term investment process employed for the Fund remains effective and, importantly, Guggenheim’s senior personnel responsible for overseeing performance supported this view and expressed confidence in the team’s capabilities, noting that, according to Morningstar peer group rankings based on total returns as of March 31, 2014, the Fund ranked in the 1st quartile (13th percentile) for the year-to-date. The Committee also noted Guggenheim’s statement that the underperformance is heavily influenced by the lagging performance in calendar year 2011 where growth and large cap stocks were rewarded over value and small cap. In light of all of the foregoing, the Committee determined to consider a longer term performance track record as a part of its assessment of Fund performance and, in this regard, noted that the FUSE report listed the Fund’s performance for the ten-year period ended December 31, 2013 in the 1st quartile (11th percentile) and that, according to Guggenheim, the Fund outperformed its benchmark over the same period and since inception.

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OTHER INFORMATION (Unaudited) (continued)

•	Mid Cap Value Institutional: The Fund’s returns underperformed the performance universe median for the five-year, three-year and one-year periods and ranked in the 69th, 80th and 83rd percentile for the five-year, three-year and one-year periods, respectively. However, the Committee concluded that other factors relevant to performance were sufficient to warrant continuation of the Advisory Agreement with respect to the Fund. In this connection, the Committee considered the presentation provided by the Fund’s portfolio management team at the April Meeting, as requested by the Committee. The Committee also took into account the portfolio management team’s view that market conditions over the past several years have posed challenges for disciplined, long-term value investors, the long-term investment process employed for the Fund remains effective and, importantly, Guggenheim’s senior personnel responsible for overseeing performance supported this view and expressed confidence in the team’s capabilities, noting that, according to Morningstar peer group rankings based on total returns as of March 31, 2014, the Fund ranked in the 1st quartile (14th percentile) for the year-to-date. The Committee also noted Guggenheim’s statement that the underperformance is heavily influenced by the lagging performance in calendar year 2011 where growth and large cap stocks were rewarded over value and small cap stocks.

•	Municipal Income Fund: The Committee considered that Security Investors does not directly manage the investment portfolio but has delegated such duties to GPIM. Based on the information provided and the review of the Fund’s investment performance, the Committee concluded that Security Investors had appropriately reviewed and monitored GPIM’s investment performance as Sub-Adviser to the Fund.

•	Small Cap Value Fund: The returns of the Fund’s Class A shares exceeded the median of its performance universe for the five-year and three-year periods, ranking in the 6th and 45th percentile, respectively. The Committee also considered information provided by Guggenheim stating that the Fund’s performance exceeded its benchmark, the Russell 2000 Value Index, for the five-year and three-year periods ended December 31, 2013. The Committee also noted supplemental information provided by the Fund’s portfolio management team indicating that since inception (August 1, 2008), the Fund has ranked in the 1st percentile of its peer group based on gross returns.

•	StylePlus—Large Core: The Fund’s Class A shares underperformed the performance universe median for the five-year and three-year periods, ranking in the 78th and 93rd percentile, respectively. However, the Committee concluded that other factors relevant to performance were sufficient to warrant continuation of the Advisory Agreement with respect to the Fund, including that the Adviser had taken steps designed to help improve the Fund’s investment performance by implementing a strategy change along with a new portfolio management team. In this regard, the Committee considered that the Fund’s current portfolio management team assumed responsibility for management of the Fund on May 1, 2013. In light of the foregoing, the Committee took into account Guggenheim’s statement that the Fund’s performance has improved since the changes were implemented and that the Fund’s annualized net return for the period from May 1, 2013 through December 31, 2013 was 16.86%, as compared to the 17.43% return of the Fund’s benchmark, the S&P 500 Index, and outperformed the benchmark for the three-month period ended December 31, 2013. The Committee also considered that the FUSE report listed the Fund’s performance for the three-month period ended December 31, 2013 in the 1st quartile (25th percentile). Finally, the Committee noted that according to Morningstar peer group rankings based on total returns as of March 31, 2014, as provided by Guggenheim, the Fund ranked in the 1st quartile (14th percentile) for the year-to-date.

•	StylePlus—Mid Growth: The Fund’s Class A shares underperformed the performance universe median for the five-year and three-year periods, ranking in the 70th and 78th percentile, respectively. However, the Committee concluded that other factors relevant to performance were sufficient to warrant continuation of the Advisory Agreement with respect to the Fund, including that the Adviser had taken steps designed to help improve the Fund’s investment performance by implementing a strategy change along with a new portfolio management team. In this regard, the Committee considered that the Fund’s current portfolio management team assumed responsibility for management of the Fund on May 1, 2013. In light of the foregoing, the Committee took into account Guggenheim’s statement that the Fund’s performance has improved since the changes were implemented and that the Fund’s annualized net return for period from May 1, 2013 through December 31, 2013 was 19.88%, as compared to the 19.97% return of the Fund’s benchmark, the Russell Mid Cap Growth Index, and outperformed the benchmark for the three-month period ended December 31, 2013. The Committee also considered that the FUSE report listed the Fund’s performance for the three-month period ended December 31, 2013 in the 40th percentile. Finally, the Committee noted that according to Morningstar peer group rankings based on total returns as of March 31, 2014, as provided by Guggenheim, the Fund ranked in the 1st quartile (22nd percentile) for the year-to-date.

•	Total Return Bond Fund: The returns of the Fund’s Class A shares ranked in the 1st quartile (the 3rd and 4th percentile, respectively) of its performance universe for the one-year and three-month periods, respectively. The Committee considered information provided by Guggenheim indicating that the Fund, which commenced operations on November 30, 2011, outperformed its benchmark, the Barclays Capital U.S. Aggregate Index, as well as the Fund’s peer group average, for the one-year and three-month periods ended December 31, 2013.

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•	World Equity Income Fund: The Fund’s Class A shares underperformed the performance universe median for the five-year and three-year periods, ranking in the 96th and 95th percentile, respectively. However, the Committee concluded that other factors relevant to performance were sufficient to warrant continuation of the Advisory Agreement with respect to the Fund, including that the Adviser had taken steps designed to help improve the Fund’s investment performance by implementing a strategy change along with a new portfolio management team in August 2013. Thus, the Committee took into account that according to Morningstar peer group rankings based on total returns as of March 31, 2014, as provided by Guggenheim, the Fund ranked in the 1st quartile (12th percentile) for the year-to-date and outperformed its benchmark, the MSCI World Index, over the same period.

After reviewing the foregoing and related factors, the Committee concluded, within the context of its overall conclusions regarding the Advisory Agreements, that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts relating to investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Investment Manager from its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee and total net expense ratio to the applicable peer group and compared each Fund’s total net expense ratio to its universe of funds for the various classes. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements) of the peer group of funds. In addition, the Committee considered each Fund’s advisory fee as compared to the advisory fee charged by the applicable Adviser to another fund with a similar investment objective and strategies, as applicable, noting that, in certain instances, the Adviser charges a lower advisory fee to other clients for which it provides comparable services. In this regard, the Committee considered Guggenheim’s explanation that lower fees are charged in certain instances due to numerous factors, including the scope of contract, types of investors, applicable regulation and legal structures, tax status, and for historical pricing reasons.

In further considering the comparative fee and expense data presented in the Contract Materials and addressed by Guggenheim, the Committee made the following observations:

•	Alpha Opportunity Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is below the median of its peer group (39th percentile) and the asset weighted total net expense ratio is in the third quartile (72nd percentile). In addition, the Adviser has entered into an expense limitation agreement with respect to the Fund.

•	Floating Rate Strategies Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (64th percentile) of its peer group and the asset weighted total net expense ratio is below the peer group median (36th percentile). In addition, the Adviser has entered into an expense limitation agreement with respect to the Fund.

•	High Yield Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is below the median of its peer group (41st percentile) and the asset weighted total net expense ratio is in the third quartile (63rd percentile). In addition, the Adviser has entered into an expense limitation agreement with respect to the Fund.

•	Investment Grade Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is at the 51st percentile of its peer group and the asset weighted total net expense ratio is in the fourth quartile (88th percentile). In addition, the Adviser has entered into an expense limitation agreement with respect to the Fund.

•	Large Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are each below the peer group median (at the 30th and 19th percentile, respectively). In addition, the Adviser has entered into an expense limitation agreement with respect to the Fund.

•	Macro Opportunities Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (89th percentile) of its peer group and the asset weighted total net expense ratio is in the third quartile (65th percentile). The Committee considered Guggenheim’s statement that the Fund is unique to its peer group in that it has a broader investment mandate with greater opportunistic flexibility. In this connection, the Committee noted that the Fund’s performance has been relatively strong. In addition, the Adviser has entered into an expense limitation agreement with respect to the Fund.

•	Mid Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (85th percentile) of its peer group and the asset weighted total net expense ratio is in the third quartile (72nd percentile). Although higher than median, the contractual advisory fee and the total net expense ratio for each class of shares was within a competitive range of the median of the peer group. For example, the Class A contractual advisory fee of 0.79% is 2 basis points above the peer group median and the total net expense ratio of 1.39% is 9 basis points above the peer group median.

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OTHER INFORMATION (Unaudited) (continued)

•	Mid Cap Value Institutional Fund: The contractual advisory fee percentile rank is in the first quartile (17th percentile) of its peer group and the total net expense ratio is in the third quartile (67th percentile) of its peer group.

•	Municipal Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (8th percentile) of its peer group and the asset weighted total net expense ratio is in the 55th percentile. In addition, the Adviser has entered into an expense limitation agreement with respect to the Fund.

•	Small Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (77th percentile) of its peer group and the asset weighted total net expense ratio is below the peer group median (43rd percentile). The Committee also considered that the Fund’s long-term performance has been strong. In addition, the Adviser has entered into an expense limitation agreement with respect to the Fund.

•	StylePlus—Large Core: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (67th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (92nd percentile). Although the total net expense ratio for each class is higher than its peer group median, the contractual advisory fee (0.75%), at four to five basis above the peer group median for each class, was deemed to be within a reasonable range

•	StylePlus—Mid Growth: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (23rd percentile) and the asset weighted total net expense ratio is in the fourth quartile (93rd percentile) of its peer group. The Committee noted Guggenheim’s statement that the Fund’s total net expense ratio is slightly higher but comparable to its peer group average.

•	Total Return Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (63rd percentile) of its peer group and the asset weighted total net expense ratio is below the peer group median (28th percentile). In addition, the Adviser has entered into an expense limitation agreement with respect to the Fund.

•	World Equity Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is below the peer group median (45th percentile) and the Fund’s asset weighted total net expense ratio is in the fourth quartile (88th percentile) of its peer group.

With respect to the costs of services provided and profits realized by Guggenheim from its relationship with the Funds, the Committee reviewed a profit and loss statement for each Fund setting forth the revenues received from gross advisory fees, the expenses incurred in providing services to the Funds, the pre-tax operating margin and profitability rate and each Fund’s average assets for the twelve months ended December 31, 2012 and December 31, 2013, and information with respect to Guggenheim’s allocation methodologies used in preparing the profitability data.

The Committee considered other benefits available to each Adviser because of its relationship with the Funds and noted that Security Investors and GPIM may be deemed to benefit from arrangements whereby an affiliate, Rydex Fund Services, LLC, receives fees for: (i) performing certain administrative functions and bookkeeping, accounting and pricing functions for the Funds pursuant to a Fund Accounting and Administration Agreement; and (ii) acting as transfer agent for the Funds and performing all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications, and acting as the dividend disbursing agent pursuant to a Transfer Agency Agreement. The Committee reviewed the compensation arrangements for the provision of the foregoing services. The Committee also noted Guggenheim’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds. Based on all of the information provided and its review, the Committee determined that Guggenheim’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale to be Realized: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. In this connection, the Committee considered management’s view that Guggenheim continues to add system resources as required to develop its infrastructure in response to the growth in the firm’s assets and there is an opportunity to optimize economies of scale across the firm’s array of products and product lines. Therefore, although Guggenheim may be realizing economies of scale and efficiencies due to its growth, it is concurrently realizing new costs and expenses associated with investment in its infrastructure.

In addition, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund. The Committee also took into account Guggenheim’s statement that generally the Funds’ assets are not sufficiently large to warrant breakpoints,

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OTHER INFORMATION (Unaudited) (continued)

with only four Funds—Floating Rate Strategies Fund, Macro Opportunities Fund, Mid Cap Value Fund and Mid Cap Value Institutional Fund—having assets in excess of $500 million as of March 13, 2014. With respect to the four Funds noted, the Committee noted that none of the Funds had levels of profitability that were outliers and made the following observations:

•	Floating Rate Strategies Fund: The Adviser has entered into an expense limitation agreement with respect to the Fund. In addition, the Fund’s asset weighted total net expense ratio is below the peer group median (36th percentile).

•	Macro Opportunities Fund: The Fund is relatively new and the Adviser has entered into an expense limitation agreement with respect to the Fund. Although the contractual advisory fee is in the fourth quartile of its peer group, the total net expense ratio is competitive with the peer group median. In addition, as noted, the Committee considered Guggenheim’s statement that the Fund is unique to its peer group in that it has a broader investment mandate with greater opportunistic flexibility.

•	Mid Cap Value Fund: The Fund’s contractual advisory fee is in line with the peer group median and the total net expense ratio is competitive with the peer group median.

•	Mid Cap Value Institutional Fund: The Fund’s contractual advisory fee ranks in the first quartile (17th percentile) of its peer group and the total net expense ratio is competitive with the peer group median.

The Committee determined that the advisory fee structure for the Funds was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by GPIM (referred to in this discussion as the “Sub-Adviser”), the Committee considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to Municipal Income Fund. The Committee also considered the information provided by the Sub-Adviser concerning the Sub-Adviser’s investment practices and techniques, risk management processes, compliance policies and procedures, brokerage allocation, best execution and trade allocation, among other things. With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, the Committee recalled the review of certain unaudited financial information concerning GPIMH by the Chief Financial Officer of Guggenheim Investments.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of the Sub-Adviser’s quality of performance of its duties through Board meetings, discussions and reports throughout the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve Municipal Income Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.

Investment Performance: The Committee considered that the returns of the Fund’s Class A shares exceeded the median of its performance universe for the five-year period and underperformed the median for the three-year period and ranked in the 1st percentile and 82nd percentile, respectively. The Committee took into account information provided by Guggenheim stating that the Fund’s performance for the periods ended December 31, 2013 outperformed the Fund’s benchmark, the Barclays Capital U.S. Municipal Long Bond Index, for the one-year and three-month periods, lagged the benchmark for the three-year period and outperformed the benchmark for the five-year period. In light of the foregoing, the Committee also noted that the FUSE report listed the Fund’s performance for the three-month period ended December 31, 2013 in the 1st quartile (9th percentile). In addition, the Committee considered Guggenheim’s statement that the Fund was converted from a closed-end fund in January 2012 and since the conversion has outperformed its benchmark.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from its Relationship with the Fund: The Committee reviewed the level of sub-advisory fees payable to GPIM, noting that the fees would be paid by Security Investors and do not impact the fees paid by the Fund. The Committee also compared the sub-advisory fee paid by the Adviser to the Sub-Adviser to the fees charged by the Sub-Adviser to other clients including other registered investment companies.

Economies of Scale to be Realized: The Committee recognized that, because the Sub-Adviser’s fees would be paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale to be Realized” above.)

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OTHER INFORMATION (Unaudited) (concluded)

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Agreements is in the best interests of each Fund. In reaching this conclusion, no single factor was determinative and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional 12-month term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees

INDEPENDENT TRUSTEES Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	92	Current: Trustee, Purpose, Inc. (2014-present).
Donald A. Chubb, Jr. (1946)	Trustee and Vice Chairman of the Board	Since 1994	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc.(1997-present).	88	None.
Jerry B. Farley (1946)	Trustee and Vice Chairman of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	88	Current: Westar Energy, Inc. (2004-present); Core First Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and President, Roman Friedrich & Company (1998-present).	88	Current: Zincore Metals, Inc. (2009-present).
			Former: Senior Managing Director, MLV & Co. LLC (2010-2011).		Former: Mercator Minerals Ltd. (2013-2014); First. Americas Gold Corp.(2012-2014); Blue Sky Uranium Corp. (2011-2012); Axiom Gold and Silver Corp. (2011-2012); Stratagold Corp.(2003-2009); GFM Resources Ltd. (2005-2010).
Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2014	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	88	Current: Peabody Energy Company (2003-present); GP Natural Resource Partners, LLC (2002- present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Nyberg & Cassioppi, LLC (2000-present).	94	Current: Edward-Elmhurst Healthcare System (2012-present).
			Former: Executive Vice President, Committee General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).
Maynard F. Oliverius (1943)	Trustee and Vice Chairman of the Contracts Review Committee	Since 1998	Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	88	None.
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014	Current: Portfolio Consultant (2010-present).	91	Former: Bennett Group of Funds (2011-2013).
			Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999);Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).
INTERESTED TRUSTEE
Donald C. Cacciapaglia*** (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	220	Current: Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850
**	Each Trustee serves an indefinite term, until his successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of his position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years

OFFICERS Joseph M. Arruda (1966)	Assistant Treasurer	Since 2010
Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

William H. Belden, III (1965)	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).

Mark J. Furjanic (1959)	Assistant Treasurer	Since 2014	Current: Vice President, Guggenheim Investments (2005-present); Assistant Treasurer, certain other funds in the Fund Complex (2008-present). Former: Senior Manager, Ernst & Young LLP (1999-2005).
James Howley (1972)	Assistant Treasurer	Since 2014	Current: Director, Guggenheim Investments (2004-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Amy J. Lee (1961)	Vice President and Chief Legal Officer	Since 1987 (Secretary) Since 2007 (Vice President)	Current: Chief Legal Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (April 2014-present); Associate, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).

Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012	Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Alison Santay (1974)	AML Officer	Since 2013	Current: AML Officer, certain other funds in the Fund Complex (2010-present); Director and AML Officer, Rydex Fund Services, LLC (2010-present); AML Officer, Security Investors, LLC (2010-present); Director, Shareholder Risk and Compliance, Rydex Fund Services, LLC (2004-present).

Former: AML Officer, Guggenheim Distributors, LLC (2013-March 2014).

Kimberly Scott (1974)	Assistant Treasurer	Since 2014	Current: Vice President, Guggenheim Investments (2012-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (April 2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer	Since 2014	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation

THE GUGGENHEIM FUNDS ANNUAL REPORT | 119

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Security Distributors, Inc., Guggenheim Partners Investment Managers, LLC, and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

120	|	THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited) (concluded)

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 121

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9.30.2014

Guggenheim Funds Annual Report

Fundamental Alpha

Guggenheim Mid Cap Value Fund

SBMCV-ANN-0914x0915	guggenheiminvestments.com

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This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Funds Distributors, LLC. GI-GOGREEN-0414 x0415 #12604

DEAR SHAREHOLDER	2

ECONOMIC AND MARKET OVERVIEW	3

ABOUT SHAREHOLDERS’ FUND EXPENSES	4

MID CAP VALUE FUND	6

NOTES TO FINANCIAL STATEMENTS	15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	21

OTHER INFORMATION	22

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	33

GUGGENHEIM INVESTMENTS PRIVACY POLICIES	35

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2014

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for the Mid Cap Value Fund (the “Fund”) for the year ended September 30, 2014.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Manager’s Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President
October 31, 2014

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Mid Cap Value Fund may not be suitable for all investors. • An investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. • The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. • Investments in small to mid- sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2014

Despite market volatility rising in October, for the year ended September 30, data on everything from hiring to housing conveys that the U.S. economy is firing on all cylinders. Overcoming a first-quarter weather-related soft patch, second-quarter GDP was revised upward to 4.6%, led by business investment. Durable goods orders surged over the summer and consumer confidence was at multi-year highs, despite a lower reading for the last part of the period. With tailwinds for economic growth gathering, we could see a strong third quarter GDP reading.

September’s addition of 248,000 non-farm payroll jobs was, on the surface, at least a strong figure and certainly not something to be discounted. However, investor optimism about the report, which also showed the unemployment rate falling to 5.9%—its lowest level since 2008—masked the fact that average hourly earnings were unchanged. Economic data late in the period included disappointing factory orders, poor construction spending, and weaker-than-expected ISM manufacturing data. The most recent decline in the U.S. Conference Board Consumer Confidence Index was worrisome.

The U.S. economy is certainly doing well enough to suggest higher interest rates ahead. With quantitative easing ending in the U.S. in October 2014 and the Fed preparing investors for a higher federal funds rate, the stage is set for U.S. interest rates to move higher. However, our view is that, despite a strengthening U.S. economy, the greater risk is that interest rates head lower in the near term.

Following the “taper tantrum” last year, before rates were able to reach historical norms, the average rate on a 30-year mortgage spiked almost a full percentage point in two months—the sharpest rise since the late 1990s—resulting in an abrupt housing slowdown, which slowed the U.S. economy materially.

In addition, U.S. Treasury yields are still materially higher than those in any other developed market. The spread between 10-year U.S. Treasuries and comparable German bunds reached 157 basis points in September, its widest level since 1999, and the spread between 10-year Treasuries and 10-year Japanese government bonds was recently 189 basis points. With developments in the Middle East increasingly troubling and turbulence continuing elsewhere from Ukraine to Hong Kong, the relative price value of U.S. government bonds versus other safe haven investments should continue to be a factor keeping U.S. interest rates low.

International economic data remain weak. Euro zone economic confidence is falling as the entire region continues to battle below-target inflation. At the start of September, the European Central Bank cut interest rates and signaled their intent to launch a program to purchase asset-backed securities and covered bonds to stimulate the dismal economy. In Japan, retail sales fell month-over-month in August, while industrial production falters.

Economic data around the world confirms our view that central banks are likely to renew efforts to force liquidity into the global financial system, which in turn further supports our positive outlook for risk assets. However, positive returns are unlikely without volatility. While markets continue to rally, gains are becoming more grudging. The upward momentum in U.S. stocks has deteriorated meaningfully while credit spreads, specifically high-yield spreads, have widened significantly over the past number of weeks. While the bull market trend remains intact, as the appreciation in risk assets continues it becomes more likely that this ageing advance will, at some point, experience a correction.

For the year ended September 30, 2014, the return of the Standard & Poor’s 500® Index* (“S&P 500”) was 19.73%. The Barclays U.S. Aggregate Bond Index* returned 3.96% for the year, while the Barclays U.S. Corporate High Yield Index* returned 7.20%. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index* returned 0.05%. The MSCI World Index* returned 12.22%, while the MSCI Emerging Markets Index* returned 4.30%.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Barclays U.S. Corporate High Yield Index covers the universe of dollar denominated, fixed rate, non-investment grade debt, taxable corporate debt.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index (Net) is calculated with net dividends reinvested. It is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Russell 2500® Value Index measures the performance of the small-to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index is a market-weighted stock market index comprised of the stocks of 500 U.S. corporations; the index is owned and maintained by Standard & Poor’s.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2014 and ending September 30, 2014.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	March 31, 2014	September 30, 2014	Period[2]

Table 1. Based on actual Fund return[3]
Mid Cap Value Fund
A-Class	1.39%	(4.53%)	$1,000.00	$954.70	$ 6.81
B-Class	2.25%	(4.93%)	1,000.00	950.70	11.00
C-Class	2.13%	(4.89%)	1,000.00	951.10	10.42

Table 2. Based on hypothetical 5% return (before expenses)
Mid Cap Value Fund
A-Class	1.39%	5.00%	$1,000.00	$1,018.10	$ 7.03
B-Class	2.25%	5.00%	1,000.00	1,013.79	11.36
C-Class	2.13%	5.00%	1,000.00	1,014.39	10.76

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests.
[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
[3]	Actual cumulative return at net asset value for the period March 31, 2014 to September 30, 2014.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

MANAGER’S COMMENTARY (Unaudited)

To Our Shareholder:

Guggenheim Mid Cap Value Fund (the “Fund”) is managed by a team of seasoned professionals led by James Schier, CFA, Portfolio Manager. In the following paragraphs, he discusses performance of the Fund for the fiscal year ended September 30, 2014.

For the year ended September 30, 2014, the Guggenheim Mid Cap Value Fund returned 5.52%1, compared with the 9.98% return of its benchmark, the Russell 2500 Value Index.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily they can improve returns, maintain existing high levels of profitability or benefit from change that occurs within the industries in which they operate. In today’s rapid-fire environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline is a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review

Stock selection in Energy sector was the leading contributor to performance. Even though the Fund has an overweighting in the Energy sector, the overweight detracted from return, since the sector provided the least performance in the benchmark amid a general commodities selloff.

Within the Energy sector, Whiting Petroleum Corp. was a leading individual contributor for the year. The company has exposure to two of the most productive shale fields in the U.S. and announced during the period that it would acquire Kodiak Oil and Gas Corp. It benefited from solid execution and favorable industry dynamics. Over the past several quarters, the Fund has also been slowly shifting its energy focus from almost exclusively exploration and production (E&P) shale players to more of a balance between E&P companies and service companies. The land grab for shale properties has matured, and the subsequent development of those fields should increase business for services firms.

Stock selection in the Information Technology sector was the second most important contributor to Fund return. One tech holding, Computer Sciences Corp., was the leading individual contributing stock for the year. It’s in the technology services and outsourcing business and made solid progress in repositioning for growth and improved execution. Another contributor for the year, RF Micro Devices, Inc., remains responsive to the substantial operating leverage and synergy from its merger with TriQuint Semiconductor, Inc. in the period.

Hurting Fund performance for the year was stock selection in Financials, Materials and Industrials.

A leading individual detractor in the Financials sector was Ocwen Financial Corp., a mortgage servicing company. It was down as a result of a delay in a proposed purchase of a large servicing portfolio and an investigation of the company’s servicing practices and intercompany relationships by the New York Director of Financial Services.

Stock selection within the Materials sector was also unfavorable. The position hurting most was Coeur Mining, Inc., which has suffered due to the weak pricing environment for precious metals and the general selloff in commodities. We continue to hold on to this name because we see it as a good diversifier with attractive assets and potential buoyancy coming from slowing global growth and economic uncertainty.

Stock selection in Industrials was another detractor. We have a significant overweight to the Industrials sector, and one holding was a large booster to performance: Quanta Services, Inc., in the engineering and construction sector. We like the prospects of this company as the U.S. faces the need to upgrade infrastructure.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGER’S COMMENTARY (Unaudited) (concluded)

Portfolio Positioning

The largest relative sector exposures for the year were an underweight in Financials and Utilities and an overweight in Industrials.

Within Financials, REITs (real estate investment trusts) continue to perform well, and the strategy’s underweighting in this industry has been a difficult bias to overcome. Over the period, the Fund also reduced its exposure to the reinsurance market, which has been under pressure as participants outside the industry have entered to provide capital in the search for yield.

The portfolio’s underweight to Utilities was a positive contributor during the period. We have been overweight this sector in the past, but currently view valuations as unattractive. Within the sector, we like companies that have meaningful exposure to non-regulated businesses, such as MDU Resources Group, Inc., and Black Hills Corp.

The overweight to Industrials detracted from performance over the year. This is a large and eclectic sector in which we have diverse holdings. We believe the portfolio is well positioned to benefit from the growing cap-ex and construction environment tied to infrastructure renewal and reindustrialization in the U.S.

Portfolio and Market Outlook

For the most part, the market behaved in a very defensive manner over the past year. The best performing areas have been larger companies, REITs and utilities. Of late, the strengthening of the dollar, primarily from concerns about global (non-U.S.) growth, has only added to the hesitancy of the market. Even if the global economy were to prove disappointing, the low returns offered by insignificant fixed income investment opportunities (the 10-year U.S. government bond yields around 2.5%) should continue to make equities an attractive alternative for incremental investment dollars.

Our portfolios tend to reflect a bias toward companies with balance sheet quality. We continue to find niche companies with what we believe to be attractive growth opportunities, and, as such, are constructive on the outlook.

Performance displayed represents past performance which is no guarantee of future results.

1 Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2014

MID CAP VALUE FUND

OBJECTIVE:    Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Cumulative Fund Performance*

Inception Dates:

A-Class	May 1, 1997
B-Class	May 1, 1997
C-Class	January 29, 1999

Ten Largest Holdings (% of Total Net Assets)

Hanover Insurance Group, Inc.	4.2%
Computer Sciences Corp.	2.7%
Covanta Holding Corp.	2.6%
Bunge Ltd.	2.1%
Cameco Corp.	2.0%
Reinsurance Group of America, Inc. — Class A	2.0%
Owens-Illinois, Inc.	1.9%
Orbital Sciences Corp.	1.9%
Superior Energy Services, Inc.	1.8%
Northern Trust Corp.	1.8%

Top Ten Total	23.0%

"Ten Largest Holdings" exclude any temporary cash or derivative investments.

Average Annual Returns*
Periods Ended September 30, 2014

	1 Year	5 Year	10 Year
A-Class Shares	5.52%	11.59%	10.04%

A-Class Shares with sales charge†	0.52%	10.27%	9.39%

B-Class Shares	4.62%	10.69%	9.37%

B-Class Shares with CDSC‡	–0.21%	10.42%	9.37%

C-Class Shares	4.74%	10.76%	9.23%

C-Class Shares with CDSCƒ	3.77%	10.76%	9.23%

Russell 2500 Value Index	9.88%	15.16%	8.65%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2500 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 5 Year and 10 Year average annual returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.
‡	Fund returns include a CDSC of up to 5% if redeemed within 5 years of purchase.
ƒ	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2014

MID CAP VALUE FUND

	SHARES	VALUE

COMMON STOCKS† - 97.6%

FINANCIAL - 25.9%
Hanover Insurance Group, Inc.	844,640	$51,877,788
Reinsurance Group of America, Inc. — Class A	308,354	24,708,406
Northern Trust Corp.	316,120	21,505,644
American Financial Group, Inc.	334,910	19,387,940
WR Berkley Corp.	292,410	13,977,198
Endurance Specialty Holdings Ltd.	244,580	13,495,924
Alexandria Real Estate Equities, Inc.	160,060	11,804,425
BioMed Realty Trust, Inc.	574,910	11,613,182
Starwood Property Trust, Inc.	528,750	11,611,350
SVB Financial Group*	94,420	10,583,538
Popular, Inc.*	347,330	10,223,659
Wintrust Financial Corp.	211,420	9,444,132
FirstMerit Corp.	513,402	9,035,875
Home Loan Servicing Solutions Ltd.	423,227	8,968,180
First Niagara Financial Group, Inc.	1,064,300	8,865,619
City National Corp.	111,290	8,421,314
Zions Bancorporation	288,250	8,376,545
Huntington Bancshares, Inc.	709,170	6,900,224
First Midwest Bancorp, Inc.	412,938	6,644,172
Employers Holdings, Inc.	338,460	6,515,355
Symetra Financial Corp.	268,120	6,255,240
Eaton Vance Corp.	164,040	6,189,229
Hancock Holding Co.	191,520	6,138,216
Redwood Trust, Inc.	263,753	4,373,025
Lexington Realty Trust	400,285	3,918,790
Ocwen Financial Corp.*	140,593	3,680,725
Blackhawk Network Holdings, Inc.*	111,760	3,621,024
Radian Group, Inc.	216,360	3,085,294
Argo Group International Holdings Ltd.	60,480	3,042,749
StanCorp Financial Group, Inc.	47,712	3,014,444

Total Financial		317,279,206

INDUSTRIAL - 15.8%
Covanta Holding Corp.	1,509,980	32,041,776
Owens-Illinois, Inc.*	900,950	23,469,748
Orbital Sciences Corp.*	837,900	23,293,620
Sonoco Products Co.	538,350	21,151,772
URS Corp.	270,940	15,608,853
Aegion Corp. — Class A*	575,501	12,804,897
FLIR Systems, Inc.	390,380	12,234,509
Rock-Tenn Co. — Class A	250,980	11,941,628
Gentex Corp.	371,110	9,934,615
Berry Plastics Group, Inc.*	381,500	9,629,060
Huntington Ingalls Industries, Inc.	60,210	6,274,484
General Cable Corp.	350,026	5,278,392
ArcBest Corp.	89,310	3,331,263
UTI Worldwide, Inc.*	149,757	1,591,917
Advanced Energy Industries, Inc.*	68,150	1,280,539
II-VI, Inc.*	100,290	1,180,413
Sanmina Corp.*	53,890	1,124,145
AZZ, Inc.	18,604	777,089
Thermoenergy Corp.*	1,028,200	5,141

Total Industrial		192,953,861

CONSUMER, NON-CYCLICAL - 15.1%
Bunge Ltd.	298,650	25,155,289
Quanta Services, Inc.*	538,930	19,557,770
Hormel Foods Corp.	374,660	19,253,777
Navigant Consulting, Inc.*	1,247,302	17,349,970
DeVry Education Group, Inc.	394,150	16,873,562
MEDNAX, Inc.*	268,542	14,721,472
Kindred Healthcare, Inc.	728,516	14,133,210
Hologic, Inc.*	577,511	14,050,843
ICF International, Inc.*	358,960	11,052,378
Ingredion, Inc.	144,250	10,932,708
Towers Watson & Co. — Class A	59,231	5,893,485
Emergent Biosolutions, Inc.*	200,500	4,272,655
Universal Health Services, Inc. — Class B	39,990	4,178,955
Globus Medical, Inc. — Class A*	167,450	3,293,742
Grand Canyon Education, Inc.*	76,620	3,123,797
Alere, Inc.*	36,710	1,423,614

Total Consumer, Non-cyclical		185,267,227

TECHNOLOGY - 9.5%
Computer Sciences Corp.	542,900	33,198,334
IXYS Corp.[1]	2,012,549	21,131,764
Maxwell Technologies, Inc.*,1	1,704,971	14,867,347
Allscripts Healthcare Solutions, Inc.*	647,050	8,680,176
Teradyne, Inc.	343,010	6,650,964
KEYW Holding Corp.*	588,630	6,516,134
Take-Two Interactive Software, Inc.*	279,550	6,449,219
Diebold, Inc.	172,230	6,083,164
Semtech Corp.*	132,850	3,606,877
IPG Photonics Corp.*	47,660	3,278,055
iGATE Corp.*	87,590	3,216,305
ManTech International Corp. — Class A	109,510	2,951,295

Total Technology		116,629,634

UTILITIES - 7.5%
Pinnacle West Capital Corp.	343,330	18,759,551
AGL Resources, Inc.	364,800	18,728,832
UGI Corp.	506,757	17,275,346
Westar Energy, Inc.	358,570	12,234,408
Great Plains Energy, Inc.	406,127	9,816,090
Black Hills Corp.	189,080	9,053,150
Avista Corp.	101,490	3,098,490
MDU Resources Group, Inc.	99,028	2,753,969

Total Utilities		91,719,836

CONSUMER, CYCLICAL - 7.4%
Brown Shoe Company, Inc.	771,195	20,922,521
Chico’s FAS, Inc.	819,150	12,098,846
Oshkosh Corp.	248,060	10,951,849
DR Horton, Inc.	454,560	9,327,571
Foot Locker, Inc.	122,340	6,808,221
Wendy’s Co.	785,690	6,489,799
Ryland Group, Inc.	170,730	5,675,065
United Stationers, Inc.	150,582	5,657,366
Ascena Retail Group, Inc.*	375,270	4,991,091
Visteon Corp.*	43,680	4,247,880
WESCO International, Inc.*	43,447	3,400,162

Total Consumer, Cyclical		90,570,371

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2014

MID CAP VALUE FUND

	SHARES	VALUE

ENERGY - 7.1%
Superior Energy Services, Inc.	681,730	$22,408,465
Whiting Petroleum Corp.*	220,792	17,122,420
Oasis Petroleum, Inc.*	318,610	13,321,084
Patterson-UTI Energy, Inc.	338,800	11,021,164
Resolute Energy Corp.*	1,507,360	9,451,147
Sanchez Energy Corp.*	334,524	8,784,600
Denbury Resources, Inc.	283,430	4,259,953

Total Energy		86,368,833

BASIC MATERIALS - 5.3%
Cameco Corp.	1,415,860	25,004,088
Landec Corp.*	946,613	11,596,009
Royal Gold, Inc.	163,668	10,628,600
Olin Corp.	341,109	8,613,002
Coeur Mining, Inc.*	1,084,798	5,380,598
Allied Nevada Gold Corp.*	899,730	2,978,106

Total Basic Materials		64,200,403

COMMUNICATIONS - 4.0%
DigitalGlobe, Inc.*	703,367	20,045,960
Scholastic Corp.	353,560	11,427,059
Finisar Corp.*	625,910	10,408,883
Liquidity Services, Inc.*	503,210	6,919,138

Total Communications		48,801,040

Total Common Stocks
(Cost $1,004,003,926)		1,193,790,411

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Thermoenergy Corp. *,2,3	858,334	12,532

Total Convertible Preferred Stocks
(Cost $819,654)		12,532

SHORT TERM INVESTMENTS† - 2.9%
Dreyfus Treasury Prime
Cash Management Fund	35,546,192	35,546,192

Total Short Term Investments
(Cost $35,546,192)		35,546,192

	FACE
	AMOUNT

CONVERTIBLE BONDS†† - 0.1%
INDUSTRIAL - 0.1%
DryShips, Inc.
5.00% due 12/01/14	$1,275,000	1,260,656

Total Convertible Bonds
(Cost $1,247,778)		1,260,656

Total Investments - 100.6%
(Cost $1,041,617,550)		$1,230,609,791

Other Assets & Liabilities, net - (0.6)%		(7,605,061)

Total Net Assets - 100.0%		$1,223,004,730

*	Non-income producing security.
†	Value determined based on Level 1 inputs— See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs— See Note 4.
[1]	Affiliated issuer— See Note 9.
[2]	PIPE (Private Investment in Public Equity) - Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.
[3]	Illiquid security.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2014

ASSETS:
Investments in unaffiliated issuers, at value
(cost $1,005,028,701)	$1,194,610,680
Investments in affiliated issuers, at value
(cost $36,588,849)	35,999,111

Total investments
(cost $1,041,617,550)	1,230,609,791
Cash	13,507
Prepaid expenses	41,842
Receivables:
Securities sold	4,246,393
Dividends	2,034,992
Fund shares sold	736,575
Interest	21,236
Foreign taxes reclaim	13,049

Total assets	1,237,717,385

LIABILITIES:
Payable for:
Securities purchased	10,708,056
Fund shares redeemed	2,054,674
Management fees	823,071
Distribution and service fees	393,792
Transfer agent/maintenance fees	108,869
Fund accounting/administration fees	99,049
Trustees’ fees*	6,174
Miscellaneous	518,970

Total liabilities	14,712,655

NET ASSETS	$1,223,004,730

NET ASSETS CONSIST OF:
Paid in capital	$893,628,626
Accumulated net investment loss	(926,867)
Accumulated net realized gain on investments	141,310,730
Net unrealized appreciation on investments	188,992,241

Net assets	$1,223,004,730

A-CLASS:
Net assets	$1,017,208,014
Capital shares outstanding	26,960,100
Net asset value per share	$37.73

Maximum offering price per share
(Net asset value divided by 95.25%)	$39.61

B-CLASS:
Net assets	$12,854,226
Capital shares outstanding	430,373
Net asset value per share	$29.87

C-CLASS:
Net assets	$192,942,490
Capital shares outstanding	6,196,072
Net asset value per share	$31.14

STATEMENT OF OPERATIONS

Year Ended September 30, 2014

INVESTMENT INCOME:
Dividends from securities of unaffiliated issuers
(net of foreign withholding tax of $81,956)	$17,845,835
Interest	978,566
Dividends from securities of affiliated issuers	255,282

Total investment income	19,079,683

EXPENSES:
Management fees	10,232,505
Transfer agent/maintenance fees
A-Class	1,776,839
B-Class	44,724
C-Class	312,354
Distribution and service fees:
A-Class	2,661,929
B-Class	171,523
C-Class	2,157,437
Fund accounting/administration fees	1,232,767
Trustees’ fees*	121,062
Custodian fees	19,845
Tax expense	32
Miscellaneous	1,023,659

Total expenses	19,754,676

Net investment income	(674,993)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	181,395,564
Investments in affiliated issuers	656,350
Options written	997,471

Net realized gain	183,049,385

Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(113,588,750)
Investments in affiliated issuers	1,015,934
Options written	(84,247)

Net change in unrealized appreciation (depreciation)	(112,657,063)

Net realized and unrealized gain	70,392,322

Net increase in net assets
resulting from operations	$69,717,329

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

MID CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2014	2013

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(674,993)	$(331,094)
Net realized gain on investments	183,049,385	97,541,779
Net change in unrealized appreciation (depreciation) on investments	(112,657,063)	197,430,576

Net increase in net assets resulting from operations	69,717,329	294,641,261

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains
A-Class	(66,154,623)	(92,674,750)
B-Class	(1,531,403)	(2,844,203)
C-Class	(16,551,729)	(22,741,115)

Total distributions to shareholders	(84,237,755)	(118,260,068)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
A-Class	212,574,766	196,756,789
B-Class	89,153	437,407
C-Class	26,075,051	29,825,646
Distributions reinvested
A-Class	60,093,834	83,496,316
B-Class	1,462,878	2,720,726
C-Class	12,947,243	16,692,864
Cost of shares redeemed
A-Class	(285,246,325)	(292,306,316)
B-Class	(8,904,634)	(8,971,838)
C-Class	(60,608,402)	(44,208,482)

Net decrease from capital share transactions	(41,516,436)	(15,556,888)

Net increase (decrease) in net assets	(56,036,862)	160,824,305

NET ASSETS:
Beginning of year	1,279,041,592	1,118,217,287

End of year	$1,223,004,730	$1,279,041,592

Accumulated net investment loss at end of year	$(926,867)	$(752,180)

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	5,437,655	5,636,342
B-Class	2,867	15,688
C-Class	808,772	1,023,309
Shares issued from reinvestment of distributions
A-Class	1,617,164	2,764,774
B-Class	49,371	110,419
C-Class	419,548	652,575
Shares redeemed
A-Class	(7,320,216)	(8,501,344)
B-Class	(286,983)	(319,547)
C-Class	(1,870,843)	(1,532,165)

Net decrease in shares	(1,142,665)	(149,949)

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
A-Class	2014	2013	2012	2011	2010

Per Share Data
Net asset value, beginning of period	$38.15	$33.05	$27.13	$29.55	$26.58

Income (loss) from investment operations:
Net investment income (loss)[a]	.03	.04	(.07)	(.03)	.11
Net gain (loss) on investments (realized and unrealized)	2.04	8.59	6.54	(2.31)	2.90

Total from investment operations	2.07	8.63	6.47	(2.34)	3.01

Less distributions from:
Net investment income	—	—	—	(.08)	(.04)
Net realized gains	(2.49)	(3.53)	(.55)	—	—

Total distributions	(2.49)	(3.53)	(.55)	(.08)	(.04)

Net asset value, end of period	$37.73	$38.15	$33.05	$27.13	$29.55

Total Return[b]	5.52%	28.93%	24.13%	(7.98%)	11.32%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,017,208	$1,038,762	$903,221	$973,467	$1,056,655

Ratios to average net assets:
Net investment income (loss)	0.08%	0.11%	(0.22%)	(0.10%)	0.38%
Total expenses[c]	1.39%	1.39%	1.46%	1.32%	1.37%

Portfolio turnover rate	35%	23%	19%	28%	23%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
B-Class	2014	2013	2012	2011	2010

Per Share Data
Net asset value, beginning of period	$30.95	$27.66	$22.99	$25.17	$22.78

Income (loss) from investment operations:
Net investment income (loss)[a]	(.25)	(.19)	(.29)	(.24)	(.09)
Net gain (loss) on investments (realized and unrealized)	1.66	7.01	5.51	(1.94)	2.48

Total from investment operations	1.41	6.82	5.22	(2.18)	2.39

Less distributions from:
Net realized gains	(2.49)	(3.53)	(.55)	—	—

Total distributions	(2.49)	(3.53)	(.55)	—	—

Net asset value, end of period	$29.87	$30.95	$27.66	$22.99	$25.17

Total Return[b]	4.62%	27.93%	23.02%	(8.66%)	10.49%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,854	$20,584	$23,747	$27,960	$42,321

Ratios to average net assets:
Net investment income (loss)	(0.80%)	(0.67%)	(1.09%)	(0.86%)	(0.40%)
Total expenses[c]	2.23%	2.16%	2.33%	2.07%	2.12%

Portfolio turnover rate	35%	23%	19%	28%	23%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
C-Class	2014	2013	2012	2011	2010

Per Share Data
Net asset value, beginning of period	$32.13	$28.57	$23.68	$25.93	$23.47

Income (loss) from investment operations:
Net investment income (loss)[a]	(.21)	(.18)	(.25)	(.24)	(.09)
Net gain (loss) on investments (realized and unrealized)	1.71	7.27	5.69	(2.01)	2.55

Total from investment operations	1.50	7.09	5.44	(2.25)	2.46

Less distributions from:
Net realized gains	(2.49)	(3.53)	(.55)	—	—

Total distributions	(2.49)	(3.53)	(.55)	—	—

Net asset value, end of period	$31.14	$32.13	$28.57	$23.68	$25.93

Total Return[b]	4.74%	27.98%	23.28%	(8.68%)	10.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$192,942	$219,695	$191,249	$188,745	$193,986

Ratios to average net assets:
Net investment income (loss)	(0.65%)	(0.62%)	(0.92%)	(0.85%)	(0.37%)
Total expenses[c]	2.12%	2.12%	2.17%	2.07%	2.12%

Portfolio turnover rate	35%	23%	19%	28%	23%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. Organization, and Significant Accounting Policies Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as a non-diversified, open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of four separate classes of shares, A-Class shares, B-Class shares, C-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. Prior to February 22, 2011, the maximum sales charge was 5.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. B-Class shares were offered without a front-end sales charge, but were subject to a CDSC of up to 5% for five years and convert to A-Class shares after eight years. Effective January 4, 2010, subscriptions for B-Class shares are no longer accepted. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. Institutional Class shares are offered without a front-end sales charge or a CDSC. At September 30, 2014, the Trust consisted of eighteen Funds.

This report covers the Mid Cap Value Fund (the “Fund”) while the other funds are in separate reports. Only A-Class, B-Class and C-Class shares had been issued by the Fund.

The Fund was previously a series (the “Predecessor Fund”) of Security Equity Fund, a different registered open-end investment company, which was organized as a Kansas corporation. In January 2014, at a special meeting of shareholders, the shareholders of the Predecessor Fund approved the reorganization of the Predecessor Fund with and into the Fund, a corresponding “shell” series of the Trust. The Fund succeeded to the accounting and performance history of the Predecessor Fund. Any such historical information provided for the Fund that relates to periods prior to January 28, 2014, therefore, is that of the Predecessor Fund.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

Significant Accounting Policies
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of a fund is calculated by dividing the market value of the fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the fund.

A. The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-today responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

NOTES TO FINANCIAL STATEMENTS (continued)

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, which approximates market value.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

B. The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

C. Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

D. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

E. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

F. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

G. Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended September 30, 2014, there were no earnings credits received.

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

H. Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. Financial Instruments

As part of its investment strategy, the Fund utilizes derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statement of Assets and Liabilities.

An option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security (put option) or the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security (call option) at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities and a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability to perform.

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. The Fund uses, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at 1.00% of the average daily net assets of $200 million or less and 0.75% of the average daily net assets of the Fund in excess of $200 million.

RFS provides transfer agent services to the Fund for fees calculated at the rates below, which are assessed to the applicable class of the Fund. For these services, RFS receives the following:

Annual charge per account	$5.00 – $8.00
Transaction fee	$0.60 – $1.10
Minimum annual charge per Fund†	$25,000
Certain out-of-pocket charges	Varies

RFS also acts as the administrative agent for the Fund, and as such performs administrative functions and the bookkeeping, accounting and pricing functions for the Fund. For these services, RFS receives 0.095% of the average daily net assets of the Fund. The minimum annual charge for fund accounting/administrative fees is $25,000.

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Fund has adopted Distribution Plans related to the offering of A-Class, B-Class and C-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class shares and 1.00% of the average daily net assets of the Fund’s B-Class and C-Class shares.

For the year ended September 30, 2014, GFD retained sales charges of $121,109 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI, RFS and GFD.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

NOTES TO FINANCIAL STATEMENTS (continued)

4. Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The following table summarizes the inputs used to value the Fund’s net assets at September 30, 2014:

	Level 1	Level 2	Level 3
	Investments	Investments	Investments
	In Securities	In Securities	In Securities	Total

Assets
Mid Cap Value Fund	$1,229,336,603	$1,260,656	$12,532	$1,230,609,791

For the year ended September 30, 2014, there were no transfers between levels.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

5. Derivative Investment Holdings Categorized by Risk Exposure
U.S. GAAP requires disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized options to minimally hedge the Fund’s portfolio, to maintain exposure to the equity markets, create liquidity and to achieve leveraged exposure. As of September 30, 2014, the Fund did not hold any derivatives.

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2014:

Derivative Investment Type	Location of Gain (Loss) on Derivatives

Equity contracts	Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options written

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended September 30, 2014:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
	Options
	Written Equity
Fund	Contracts	Total

Mid Cap Value Fund	$997,471	$997,471

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
	Options
	Written Equity
Fund	Contracts	Total

Mid Cap Value Fund	$(84,247)	$(84,247)

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

6. Federal Income Tax Information
The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010, and simplified some of the tax provisions applicable to regulated investment companies, the tax reporting to their shareholders and improved the tax efficiency of certain fund structures. The greatest impact to the disclosure in the financial reports for the Fund was on the treatment of net capital losses, effective for tax years beginning after December 22, 2010. However, the Fund did not incur or carryforward any capital loss for year ended September 30, 2014.

One of the more prominent changes addresses capital loss carryforwards. The Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital loss carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of distributions paid during the year ended September 30, 2014 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distribution

Mid Cap Value Fund	$4,082,954	$80,154,801	$84,237,755

The tax character of distributions paid during the year ended September 30, 2013 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distribution

Mid Cap Value Fund	$ —	$118,260,068	$118,260,068

Note: For federal income tax purposes, short term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at September 30, 2014 was as follows:

	Undistributed	Undistributed	Accumulated	Net Unrealized	Total
	Ordinary	Long-Term	Capital and	Appreciation/	Accumulated
Fund	Income	Capital Gain	Other Losses	(Depreciation)*	Earnings/(Deficit)

Mid Cap Value Fund	$2,905,838	$138,943,044	$—	$187,527,222	$329,376,104

* Any differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of wash sale losses, the differences between book and tax basis passive foreign investment companies.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due losses due to wash sales, reclassifications due to real estate investment trusts (REITs), the “mark-to-market” of certain passive foreign investment companies (PFICs) for tax purposes, and utilization of earnings and profits on shareholder redemptions. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise.

On the Statement of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

		Undistributed	Accumulated Net
		Net Investment	Realized
Fund	Paid-In Capital	Income	Gain (Loss)

Mid Cap Value Fund	$18,205,582	$500,306	$(18,705,888)

THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

NOTES TO FINANCIAL STATEMENTS (concluded)

At September 30, 2014, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net	Net Unrealized
	Tax	Unrealized	Unrealized	Unrealized	Gain (Loss)
Fund	Cost	Gain	Loss	Gain/(Loss)	Derivatives

Mid Cap Value Fund	$1,043,082,569	$265,465,021	$(77,937,799)	$187,527,222	$—

7. Securities Transactions
For the year ended September 30, 2014, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales

Mid Cap Value Fund	$446,785,478	$579,114,136

8. Options Written
Information as to options written by the Fund during the year ended September 30, 2014, and options outstanding at period end is provided below:

Written Call Options

	Number of	Premium
Mid Cap Value Fund	contracts	amount

Balance at September 30, 2013	1,154	$390,057
Options Written	1,597	391,534
Options terminated in closing purchase transactions	—	—
Options expired	(2,751)	(781,591)
Options exercised	—	—

Balance at September 30, 2014	—	$—

Written Put Options
	Number of	Premium
Mid Cap Value Fund	contracts	amount

Balance at September 30, 2013	—	$—
Options Written	1,609	215,880
Options terminated in closing purchase transactions	—	—
Options expired	(1,609)	(215,880)
Options exercised	—	—

Balance at September 30, 2014	—	$—

9. Affiliated Transactions
Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

Transactions during the year ended September 30, 2014 in which the portfolio company is an “affiliated person” are as follows:

	Value			Value	Shares	Investment	Realized
Affiliated issuers by Fund	09/30/13	Additions	Reductions	09/30/14	09/30/14	Income	Gain

Mid Cap Value Fund
IXYS Corp.	$20,615,574	$—	$1,113,533	$21,131,764	2,012,549	$255,282	$656,350
Maxwell Technologies, Inc.	15,481,137	—	—	14,867,347	1,704,971	—	—

	$36,096,711	$—	$1,113,533	$35,999,111	3,717,520	$255,282	$656,350

10. Other Liabilities
The Fund wrote put option contracts through Lehman Brothers Inc., (“LBI”) that were exercised prior to the option contracts’ expiration and prior to the bankruptcy filing by LBI, during September, 2008. However, these transactions have not settled and the securities have not been delivered to the Fund as of September 30, 2014.

Although the ultimate resolution of these transactions is uncertain, the Fund has recorded a liability on its books equal to the difference between the strike price on the put options and the market price of the underlying security on the exercise date. The amount of the liability recorded by the Fund as of September 30, 2014, was $473,594.

20	|	THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Guggenheim Funds Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guggenheim Mid Cap Value Fund (one of the series constituting the Guggenheim Funds Trust) (the “Fund”) as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Guggenheim Mid Cap Value Fund (one of the series constituting Guggenheim Funds Trust) at September 30, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
November 25, 2014

THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2014, the following fund had the corresponding percentage qualify for the dividends received deduction for corporations:

Fund	% Qualifying

Mid Cap Value Fund	100.00%

Additionally, the following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	% Qualifying

Mid Cap Value Fund	100.00%

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2014, the following fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively:

Fund	% Qualifying	% STCG Qualifying

Mid Cap Value Fund	0.00%	100.00%

With respect to the taxable year ended September 30, 2014, the Fund hereby designates as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

		LT Capital Gain
	LT Capital Gains	Using Proceeds from
Fund	Dividends	Shareholder Redemptions

Mid Cap Value Fund	$80,154,801	$18,551,329

In January 2015, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2014.

Proxy Voting Information
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

22	|	THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited) (continued)

Office Locations
The offices of Guggenheim Investments can be found in the following locations:

330 Madison Avenue
10th Floor
New York, NY 10017
(Headquarters)

Four Irvington Centre
805 King Farm Boulevard
Suite 600
Rockville, MD 20850

9401 Indian Creek Parkway
40 Corporate Woods
Suite 850
Overland Park, KS 66210

Distributor change
Effective March 3, 2014, Guggenheim Distributors, LLC (“GD”), the distributor for shares of the Funds was consolidated into and with Guggenheim Funds Distributors, LLC (“GFD”). Following the consolidation, GFD serves as the Funds’ distributor.

GD and GFD are both indirect, wholly-owned subsidiaries of Guggenheim Capital, LLC and, therefore, the consolidation will not result in a change of actual control of the Funds’ distributor. The primary goal of the consolidation is to achieve greater operational efficiencies and allow all of the Guggenheim funds, including funds that are not series of the Trusts, to be distributed by a single distributor.

The consolidation is not expected to affect the day-to-day management of the Funds or result in any material changes to the distribution of the Funds, including any changes to the distribution fees paid by the Funds.

Guggenheim Funds Trust
Guggenheim Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on November 8, 2013, is registered with the Securities and Exchange Commission (“SEC”) as an investment company. The Trust is an open-end management investment company that, upon the demand of the investor, must redeem its shares and pay the investor the next calculated NAV. The Guggenheim Enhanced World Equity Fund (“Enhanced World Equity Fund”), Guggenheim Large Cap Value Fund (“Large Cap Value Fund”), Guggenheim Mid Cap Value Fund (“Mid Cap Value Fund”), Guggenheim Mid Cap Value Institutional Fund (“Mid Cap Value Institutional Fund”), Guggenheim Small Cap Value Fund (“Small Cap Value Fund”), Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”), Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”) and Guggenheim World Equity Income Fund (“World Equity Income Fund”) (collectively, the “Funds”) were previously series (the “Predecessor Funds”) of Security Equity Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund (the “Predecessor Corporations”), different registered open-end investment companies, which were organized as Kansas corporations. In January 2014, at special meetings of shareholders, the shareholders of each Predecessor Fund approved the reorganization of each Predecessor Fund with and into a corresponding “shell” series of the Trust. The shell series of the Trust succeeded to the accounting and performance histories of the Predecessor Funds. Any such historical information provided for a series of the Trust that relates to periods prior to January 28, 2014, therefore, is that of the corresponding Predecessor Fund.

Effective January 28, 2014, the Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”), Guggenheim High Yield Fund (“High Yield Fund”), Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”), Guggenheim Limited Duration Fund (“Limited Duration Fund”), Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”), Guggenheim Municipal Income Fund (“Municipal Income Fund”), and Guggenheim Total Return Bond Fund (“Total Return Bond Fund”), which were series of Security Income Fund, a Kansas corporation, reorganized with and into corresponding series of Guggenheim Funds Trust, a Delaware Statutory Trust (each, a “Reorganization”). Upon completion of each Reorganization, the respective share classes of each Fund assumed the performance, financial and other historical information of those of the corresponding predecessor fund.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

OTHER INFORMATION (Unaudited) (continued)

At a meeting of shareholders held on January 8, 2014, shareholders of the Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”) approved the reorganization of the Fund from a Kansas corporation to a Delaware statutory trust. After the close of business on September 23, 2014, the Fund, which is a series Security Equity Fund, a Kansas corporation, will reorganize with and into a corresponding “shell” fund (the “New Fund”), which is a series of Guggenheim Funds Trust, a Delaware statutory trust. Upon completion of the Reorganization, shareholders of the Fund will own shares of the New Fund that are equal in number and in value to the shares of the Fund that were held by those shareholders immediately prior to the closing of the Reorganization. In addition, the New Fund will assume the performance, financial and other historical information of that of the Fund. Once the Reorganization is completed, the Fund will no longer be offered as a series of Security Equity Fund.

Report of the Guggenheim Funds Trust Contracts Review Committee
Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective January 28, 2014, the Trust is the successor of all of the existing and active series of Security Equity Fund (except for Guggenheim Alpha Opportunity Fund),1 Security Large Cap Value Fund, Security Mid Cap Growth Fund and Security Income Fund, each, a Kansas corporation (collectively, the “Corporations”), following the reorganization of each series of the Corporations with and into a corresponding “shell” series of the Trust (the “Reorganizations”). The Reorganizations, which were approved by the Boards of Directors of the Corporations (collectively, the “Board of Directors” or the “Predecessor Board” and the members of the Board of Directors individually, “Directors”), including the Directors who are not “interested persons,” as defined by the 1940 Act, of the Corporations (the “Independent Directors”), and by shareholders, were intended to, among other things, take advantage of various benefits available to registered investment companies organized as Delaware statutory trusts, including, but not limited to, Delaware’s comprehensive body of law related to investment companies which may reduce legal uncertainty and risk.

The Trust includes the following series (the “New Series”), each of which assumed the accounting and performance histories of the corresponding predecessor fund (a “Predecessor Fund” and collectively, the “Predecessor Funds”):

•	Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)[2]	•	Guggenheim Enhanced World Equity Fund (“Enhanced World Equity Fund”)
•	Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)	•	Guggenheim High Yield Fund (“High Yield Fund”)
•	Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)	•	Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)
•	Guggenheim Limited Duration Fund (“Limited Duration Fund”)	•	Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)
•	Guggenheim Mid Cap Value Institutional Fund (“Mid Cap Value Institutional”)	•	Guggenheim Mid Cap Value Fund (“Mid Cap Value Fund”)
•	Guggenheim Municipal Income Fund (“Municipal Income Fund”)	•	Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)
•	Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth”)	•	Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core”)
•	Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)	•	Guggenheim World Equity Income Fund (“World Equity Income Fund”)

With the exception of Enhanced World Equity Fund, Floating Rate Strategies Fund, Limited Duration Fund, Macro Opportunities Fund and Total Return Bond Fund, Security Investors, LLC, also known as Guggenheim Investments (“Security Investors”) and an indirect subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm (“Guggenheim Partners”), serves as investment manager to each series of the Trust. (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.”) In this connection, the Trust and Security Investors have entered into four separate investment management agreements which group the New Series of the Trust to correspond with the Predecessor Funds that were series of a common Corporation: (i) Mid Cap Value Fund, Mid Cap Value Institutional, Small Cap Value Fund, StylePlus—Large Core Fund, World Equity Income Fund and Alpha Opportunity Fund,3 the corresponding Predecessor Funds of which were series of a common Corporation, Security Equity Fund; (ii) Large Cap Value Fund, the corresponding Predecessor Fund of which was the sole series of a Corporation, Security Large Cap Value Fund; (iii) StylePlus—Mid Growth, the corresponding Predecessor Fund of which was the sole series of a Corporation, Security Mid Cap Growth Fund; and (iv) Investment Grade Bond Fund, High Yield Fund and Municipal Income Fund, the corresponding Predecessor Funds of which were series of a common Corporation, Security Income Fund. (The New Series identified in (i) through (iv) above are collectively referred to herein as the “SI-Advised Funds.”)

[1]	At a meeting of shareholders held on January 8, 2014, shareholders of Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”), a series of Security Equity Fund, approved the reorganization of Alpha Opportunity Fund to a corresponding new series of the Trust (the “Alpha Opportunity Fund Reorganization”). Due to certain outstanding transactions with Lehman Brothers International Europe (“LBIE”) and its administrator, the Alpha Opportunity Fund Reorganization was delayed pending the resolution of the LBIE matter. Alpha Opportunity Fund was reorganized into the Trust on September 24, 2014.
[2]	Because the Alpha Opportunity Fund was not reorganized into the Trust until September 2014, at the time of the Board’s review of the investment advisory agreements Alpha Opportunity Fund was a series of the Security Equity Fund.
[3]	At the time of the Board’s review of the investment advisory agreements, Security Investors served as investment manager to Alpha Opportunity Fund pursuant to an investment management agreement with Security Equity Fund. The investment management agreement with Security Investors transferred to the Trust upon the Alpha Opportunity Fund Reorganization.

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OTHER INFORMATION (Unaudited) (continued)

Under the terms of the applicable investment management agreement between the Trust and Security Investors, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “Sub-Advisory Agreement”).

GPIM serves as investment adviser with respect to each of Enhanced World Equity Fund, Floating Rate Strategies Fund, Limited Duration Fund, Macro Opportunities Fund and Total Return Bond Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”). In this connection, the Trust and GPIM have entered into three separate investment advisory agreements which group the GPIM-Advised Funds as follows: (i) Enhanced World Equity Fund, the corresponding Predecessor Fund of which was a series of Security Equity Fund; (ii) Floating Rate Strategies Fund, Macro Opportunities Fund and Total Return Bond Fund, the corresponding Predecessor Funds of which were series of a common Corporation, Security Income Fund; and (iii) Limited Duration Fund, the corresponding Predecessor Fund of which was a series of Security Income Fund. (The investment management agreements pertaining to the SI-Advised Funds and the investment advisory agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as the “Adviser” and together, the “Advisers.”) Under the supervision of the Board of Trustees of the Trust (the “Board” and the members of the Board individually, the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, a continuous investment program and direct the purchase and sale of securities and other investments for each Fund’s portfolio.

At a meeting held on November 11, 2013, in connection with other actions taken to pursue the Reorganizations, the Predecessor Board, including the Independent Directors, appointed each of the then-current investment manager/adviser for the Predecessor Funds to serve in such capacity to the corresponding New Series of the Trust (i.e., Security Investors and GPIM with respect to the SI-Advised Funds and the GPIM-Advised Funds, respectively). The Predecessor Board, including the Independent Directors, also approved for the Trust, on behalf of the New Series, the investment advisory and investment management agreements then in effect with respect to the Predecessor Funds (i.e., the Advisory Agreements and the Sub-Advisory Agreement). The sole initial shareholder of the New Series subsequently approved the Advisory Agreements and the Sub-Advisory Agreement, which are identical to the agreements then in place with respect to each of the Predecessor Funds in all material respects, except for the name of the signatory and the applicable state law, and became effective January 27, 2014.

At meetings held in person on April 17, 2014 (the “April Meeting”) and on May 12, 2014, (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Trustees who are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”), met separately from Guggenheim to consider the renewal of the Advisory Agreements and the Sub-Advisory Agreement in connection with the Committee’s annual contract review schedule.4 As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. In this connection, Independent Legal Counsel advised the Committee of: (i) the responsibilities of board members under applicable law; (ii) the standards for determining what constitutes an excessive fee as delineated by the courts and the factors the Trustees should consider in determining whether to approve the fee arrangements; and (iii) the disclosure requirements pertaining to these approvals, as required by the Securities and Exchange Commission. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of the Advisers is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations it received (and received by the full Board) throughout the year regarding performance and operating results of the Funds (which, as noted, reflects the accounting and performance histories of the Predecessor Funds).

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. Guggenheim prepared a comprehensive presentation in response to a formal request for information sent by Independent Legal Counsel on behalf of the Committee. In addition, Guggenheim made a detailed presentation at the April Meeting, which addressed areas identified for discussion by the Committee Chair

[4]	Since the corresponding Predecessor Fund of Enhanced World Equity Fund was subject to an investment management agreement approved by the Board of Directors of Security Equity Fund for an initial term of two years at an in-person meeting of the Board held on February 13, 2013 and because the Fund has a limited operating history, it was not included in the contract renewal process conducted in April and May 2014. Accordingly, references herein to the “Funds” should be understood as referring to all series of the Trust, excluding Enhanced World Equity Fund. In addition, references to the “Funds” should be understood as including Alpha Opportunity Fund. Since the Alpha Opportunity Fund Reorganization was not effected as of the April Meeting or May Meeting, the individuals who serve as the Independent Trustees, in their capacity as the Independent Directors of Security Equity Fund, considered the renewal of the Investment Management Agreement between Security Investors and Security Equity Fund, with respect to Alpha Opportunity Fund. Accordingly, all references hereafter to the steps taken by the “Independent Trustees” and the “Committee,” including the materials reviewed and factors considered, also refer to such parties in their corresponding capacities with respect to Alpha Opportunity Fund. Likewise, all action taken with respect to the Trust’s Advisory Agreements includes the Investment Management Agreement regarding Alpha Opportunity Fund.

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OTHER INFORMATION (Unaudited) (continued)

and Vice Chair and Independent Legal Counsel. Throughout the process, the Committee asked questions of management and requested certain additional information which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Materials”).

Among other things, Guggenheim provided: (i) organizational charts and presentations, staffing reports and biographies of those key personnel of each Adviser providing services to the Funds; (ii) descriptions of various functions performed by Guggenheim for the Funds, such as portfolio trading practices, brokerage matters, trade allocation and best execution; (iii) information regarding each Adviser’s compliance and regulatory history, including its Form ADV; and (iv) information concerning the parent company and overall Guggenheim organization and strategic plans and goals, all to assist the Committee in assessing the nature, extent and quality of services provided by each of Security Investors and GPIM, respectively. In addition, Guggenheim’s response included information comparing the investment performance, advisory fees and total expenses of the Funds to other funds (including such information presented in the FUSE reports as well as supplemental information prepared by Guggenheim), charts showing revenues for Guggenheim by product line and each Fund, including a break-out of various expenses, a description of the expense allocation methodology and information about the profitability of the Funds to Guggenheim Investments (the investment management business of Guggenheim Partners), financial information for Guggenheim Investments (unaudited), and information about Guggenheim’s compliance and risk management programs.

Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interests of the Funds to recommend that the Board approve the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional 12-month term.

Advisory Agreements
Nature, Extent and Quality of Services Provided by each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the information provided by Guggenheim concerning the education, experience, professional affiliations, area of responsibility and duties of all key personnel performing services for the Funds, including those personnel providing compliance oversight. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds and noted Guggenheim’s report on recent additions and departures in personnel who work on matters relating to the Funds or are significant to the operations of each Adviser. The Committee noted that on a regular basis the Board receives and reviews information from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. In addition, the Committee took into account the various compliance and risk management initiatives undertaken by Guggenheim, including, among other things, the hiring of a new Chief Risk Officer, Portfolio Management, responsible for implementing various initiatives related to the risks associated with the investment process, the organization’s risk management infrastructure and critical activities. The Committee also considered Guggenheim’s other initiatives intended to achieve greater enhancements and efficiencies in the organization’s ability to provide services to all of the registered investment companies for which Security Investors, GPIM or another Guggenheim affiliate serves as investment adviser/manager (including the Funds), such as efforts to streamline and simplify the organizational structure of Guggenheim’s advisory business, as reflected by the internal restructuring that consolidated the investment advisers, broker/dealers and other entities that comprise “Guggenheim Investments” under a new, single holding company, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). In this regard, the Committee considered that although the restructuring neither impacted the services rendered on a day-to-day basis to the Funds nor changed the ultimate ownership of the various Guggenheim entities involved, which, through GPIMH, continue to be indirect subsidiaries of Guggenheim Capital, LLC, Guggenheim stated that the restructuring will allow the financial statements of the various entities to be consolidated and audited, thus providing a clearer view of Guggenheim Investments’ business within the broader Guggenheim organization. Moreover, in connection with the Committee’s evaluation of the overall package of services provided by each Adviser, the Committee considered each Adviser’s administrative capabilities, including its role in monitoring and coordinating compliance responsibilities with the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning GPIMH. (The Committee received the audited financial statements of GPIMH once available following the May Meeting.)

The Committee also considered the acceptability of the terms of each Advisory Agreement (including the scope of services required to be performed by each Adviser). Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of each Adviser’s quality of performance of its duties through Board meetings, discussions, and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

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OTHER INFORMATION (Unaudited) (continued)

Investment Performance: The Committee received for each Fund investment returns for the five-year, three-year, one-year and three-month periods ended December 31, 2013, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a peer group of similar funds and a broader universe of funds identified by FUSE, in each case for the same periods and, with respect to performance universe rankings for each Fund as to the returns of Class A shares, also for the ten-year period ended December 31, 2013, as applicable. The Committee received from FUSE representatives and considered a description of the methodology employed by FUSE for identifying each Fund’s peer group and universe for performance and expense comparisons.

In seeking to evaluate Fund performance over a full market cycle, the Committee generally focused its attention first on five- and three-year performance rankings as compared to the relevant universe of funds, but also considered more recent performance periods, including the one-year period and, as deemed appropriate, the three-month period, for certain Funds such as for those Funds that were recently launched or had undergone recent changes in the composition of the portfolio management team and/or the investment strategies employed. In this connection, the Committee made the following observations:

•	Alpha Opportunity Fund: The Fund’s Class A shares outperformed the performance universe median for the five- and three-year periods, ranking in the 1st percentile for both periods. In light of the resignation of Mainstream Investment Advisors, LLC, effective, September 30, 2013, as the Fund’s sub- adviser for the domestic long/short sub-portfolio of the Fund, the Committee also considered more recent performance periods, including the one-year period and the three-month period.[5] In this connection, the Committee noted that Security Investors assumed investment management responsibility for the domestic long/short sub-portfolio as of September 30, 2013. The Committee observed that the Fund’s Class A shares outperformed the performance universe median for the one-year and three-month periods ended December 31, 2013, ranking in the 5th and 13th percentile, respectively. The Committee also noted information provided by Guggenheim that the Fund’s performance for the periods ended December 31, 2013 was comparable to the Fund’s benchmark, the S&P 500 Index, for the one- and three-year periods and better than the Fund’s benchmark for the five-year period, and lagged the benchmark for the three-month period. The Committee also considered the circumstances affecting the management of the Fund as a result of the Fund’s prime broker, Lehman Brothers International Europe (“LBIE”), being placed into administration on September 15, 2008. The Fund’s exposure to LBIE consists of short sale proceeds held by LBIE, and restricted long positions held at the Fund’s custodian, as collateral for such short sales. Until such time as the liability for short sales was settled and all restrictions were removed by LBIE and Lehman Brothers, Inc. (“LBI”), the Fund could not sell such restricted long positions and/or utilize the restricted cash balances to achieve the Fund’s investment objectives and/or meet Fund redemptions or other Fund obligations. In evaluating the services provided by the Adviser and the performance of the Fund, the Committee also considered Guggenheim’s efforts to resolve the issues with LBIE and LBI and to seek the release of the collateral by LBIE and LBI in conjunction with the potential settlement of LBIE’s claim. In addition, the Committee took into account information received from Guggenheim regarding the minimum assets required to manage the Fund’s assets consistent with the Fund’s investment objectives and the undertaking made by Guggenheim to assure adequate liquidity to meet Fund redemptions.

•	Floating Rate Strategies Fund: The returns of the Class A shares exceeded the median of its performance universe in both the one-year and three- month periods, ranking in the 19th and 32nd percentile, respectively. The Fund, which commenced operations on November 30, 2011, also outperformed its benchmark, the Credit Suisse Leveraged Loan Index for the one-year and three-month periods, according to information provided by Guggenheim.

•	High Yield Fund: While the returns of the Class A shares underperformed the median of its performance universe for the three-year period and ranked in the third quartile (72nd percentile), returns for the five-year period exceeded the performance universe median and ranked in the first quartile (4th percentile) and recent performance for the one-year period also ranked in the first quartile (3rd percentile). The Committee also noted information provided by Guggenheim that the Fund outperformed its benchmark, the Barclays Capital U.S. Corporate High Yield Index, for the five- year and one-year periods, but lagged the benchmark for the three-year period and that the current portfolio management team for the Fund began management in August 2012 and, since that time period, performance has ranked in the first quartile and has outperformed its benchmark. In light of the foregoing, the Committee focused, in particular, on the Fund’s recent performance, including the one-year and three-month periods ended December 31, 2013, and, with respect to the latter, noted that the FUSE report ranked the Fund in the first quartile (1st percentile).

•	Investment Grade Bond Fund: The Fund’s Class A shares outperformed the performance universe median for the five- and three-year periods, ranking in the 46th and 8th percentile, respectively. The Committee also noted information provided by Guggenheim that the Fund outperformed its benchmark, the Barclays Capital U.S. Aggregate Index, for the five-year and three-year periods and that the current portfolio manager began

[5]	Prior to September 30, 2013, Mainstream Investment Advisers, LLC (“Mainstream”) acted as sub-adviser to Alpha Opportunity Fund. Pursuant to an investment sub-advisory agreement, Mainstream furnished investment advisory services, supervised and arranged for the purchase and sale of securities on behalf of a portion of the assets of Alpha Opportunity Fund and provided for the compilation and maintenance of records pertaining to such investment advisory services, subject to the supervision of Security Investors and the Board of Directors of Security Equity Fund. Effective September 30, 2013, Mainstream resigned as sub-adviser to Alpha Opportunity Fund and Security Investors assumed all advisory obligations and responsibilities.

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OTHER INFORMATION (Unaudited) (continued)

management in August 2012 and, since that time, performance has been in the 1st quartile. The Committee considered that the FUSE report listed the Fund’s performance for the one-year and three-month periods in the 1st percentile and 4th percentile, respectively.

•	Large Cap Value Fund: The returns of the Class A shares exceeded the median of the performance universe for the five-year period, but underperformed the median for the three-year and one-year periods and ranked in the 49th percentile, 79th percentile and 55th percentile for the five-, three- and one- year periods, respectively. The Committee concluded that longer-term performance and other factors relevant to performance were sufficient to warrant continuation of the Advisory Agreement with respect to the Fund. In this regard, the Committee considered that the Adviser had taken steps designed to mitigate risks associated with the portfolio by enhancing the risk management and portfolio analytics processes. The Committee also noted the presentation provided by the Fund’s portfolio manager at the April Meeting, as requested by the Committee. The Committee took into account the portfolio management team’s view that market conditions over the past several years have posed challenges for disciplined, long-term value investors, the long-term investment process employed for the Fund remains effective and, importantly, Guggenheim’s senior personnel responsible for overseeing performance supported this view and expressed confidence in the team’s capabilities, noting that, according to Morningstar peer group rankings based on total returns as of March 31, 2014, the Fund ranked in the 1st quartile (18th percentile) for the year-to-date. In light of all of the foregoing, the Committee determined to consider a longer term performance track record as part of its assessment of Fund performance and took into account the additional performance metrics provided by Guggenheim, including information that, as of December 31, 2013, the Fund ranked in the 25th percentile of its peer group since inception (July 1, 2005) based on gross returns.

•	Macro Opportunities Fund: The returns of the Fund’s Class A shares ranked in the 13th and 1st percentile of its performance universe for the one-year and three-month periods, respectively, and outperformed the performance universe median for each of these periods. The Committee considered information provided by Guggenheim indicating that the Fund, which commenced operations on November 30, 2011, outperformed its benchmark, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, for the one-year and three-month periods ended December 31, 2013.

•	Mid Cap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year, three-year and one-year periods and ranked in the 83rd, 67th and 79th percentile for the five-year, three-year and one-year periods, respectively. The Committee concluded that longer-term performance and other factors relevant to performance were sufficient to warrant continuation of the Advisory Agreement with respect to the Fund. In this regard, the Committee considered that the Adviser had taken steps designed to mitigate risks associated with the portfolio by enhancing the risk management and portfolio analytics processes. The Committee also noted the presentation provided by the Fund’s portfolio manager at the April Meeting, as requested by the Committee. The Committee took into account the portfolio management team’s view that market conditions over the past several years have posed challenges for disciplined, long-term value investors, the long-term investment process employed for the Fund remains effective and, importantly, Guggenheim’s senior personnel responsible for overseeing performance supported this view and expressed confidence in the team’s capabilities, noting that, according to Morningstar peer group rankings based on total returns as of March 31, 2014, the Fund ranked in the 1st quartile (13th percentile) for the year-to-date. The Committee also noted Guggenheim’s statement that the underperformance is heavily influenced by the lagging performance in calendar year 2011 where growth and large cap stocks were rewarded over value and small cap. In light of all of the foregoing, the Committee determined to consider a longer term performance track record as a part of its assessment of Fund performance and, in this regard, noted that the FUSE report listed the Fund’s performance for the ten-year period ended December 31, 2013 in the 1st quartile (11th percentile) and that, according to Guggenheim, the Fund outperformed its benchmark over the same period and since inception.

•	Mid Cap Value Institutional: The Fund’s returns underperformed the performance universe median for the five-year, three-year and one-year periods and ranked in the 69th, 80th and 83rd percentile for the five-year, three-year and one-year periods, respectively. However, the Committee concluded that other factors relevant to performance were sufficient to warrant continuation of the Advisory Agreement with respect to the Fund. In this connection, the Committee considered the presentation provided by the Fund’s portfolio management team at the April Meeting, as requested by the Committee. The Committee also took into account the portfolio management team’s view that market conditions over the past several years have posed challenges for disciplined, long-term value investors, the long-term investment process employed for the Fund remains effective and, importantly, Guggenheim’s senior personnel responsible for overseeing performance supported this view and expressed confidence in the team’s capabilities, noting that, according to Morningstar peer group rankings based on total returns as of March 31, 2014, the Fund ranked in the 1st quartile (14th percentile) for the year-to-date. The Committee also noted Guggenheim’s statement that the underperformance is heavily influenced by the lagging performance in calendar year 2011 where growth and large cap stocks were rewarded over value and small cap stocks.

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OTHER INFORMATION (Unaudited) (continued)

•	Municipal Income Fund: The Committee considered that Security Investors does not directly manage the investment portfolio but has delegated such duties to GPIM. Based on the information provided and the review of the Fund’s investment performance, the Committee concluded that Security Investors had appropriately reviewed and monitored GPIM’s investment performance as Sub-Adviser to the Fund.

•	Small Cap Value Fund: The returns of the Fund’s Class A shares exceeded the median of its performance universe for the five-year and three-year periods, ranking in the 6th and 45th percentile, respectively. The Committee also considered information provided by Guggenheim stating that the Fund’s performance exceeded its benchmark, the Russell 2000 Value Index, for the five-year and three-year periods ended December 31, 2013. The Committee also noted supplemental information provided by the Fund’s portfolio management team indicating that since inception (August 1, 2008), the Fund has ranked in the 1st percentile of its peer group based on gross returns.

•	StylePlus—Large Core: The Fund’s Class A shares underperformed the performance universe median for the five-year and three-year periods, ranking in the 78th and 93rd percentile, respectively. However, the Committee concluded that other factors relevant to performance were sufficient to warrant continuation of the Advisory Agreement with respect to the Fund, including that the Adviser had taken steps designed to help improve the Fund’s investment performance by implementing a strategy change along with a new portfolio management team. In this regard, the Committee considered that the Fund’s current portfolio management team assumed responsibility for management of the Fund on May 1, 2013. In light of the foregoing, the Committee took into account Guggenheim’s statement that the Fund’s performance has improved since the changes were implemented and that the Fund’s annualized net return for the period from May 1, 2013 through December 31, 2013 was 16.86%, as compared to the 17.43% return of the Fund’s benchmark, the S&P 500 Index, and outperformed the benchmark for the three-month period ended December 31, 2013. The Committee also considered that the FUSE report listed the Fund’s performance for the three-month period ended December 31, 2013 in the 1st quartile (25th percentile). Finally, the Committee noted that according to Morningstar peer group rankings based on total returns as of March 31, 2014, as provided by Guggenheim, the Fund ranked in the 1st quartile (14th percentile) for the year-to-date.

•	StylePlus—Mid Growth: The Fund’s Class A shares underperformed the performance universe median for the five-year and three-year periods, ranking in the 70th and 78th percentile, respectively. However, the Committee concluded that other factors relevant to performance were sufficient to warrant continuation of the Advisory Agreement with respect to the Fund, including that the Adviser had taken steps designed to help improve the Fund’s investment performance by implementing a strategy change along with a new portfolio management team. In this regard, the Committee considered that the Fund’s current portfolio management team assumed responsibility for management of the Fund on May 1, 2013. In light of the foregoing, the Committee took into account Guggenheim’s statement that the Fund’s performance has improved since the changes were implemented and that the Fund’s annualized net return for period from May 1, 2013 through December 31, 2013 was 19.88%, as compared to the 19.97% return of the Fund’s benchmark, the Russell Mid Cap Growth Index, and outperformed the benchmark for the three-month period ended December 31, 2013. The Committee also considered that the FUSE report listed the Fund’s performance for the three-month period ended December 31, 2013 in the 40th percentile. Finally, the Committee noted that according to Morningstar peer group rankings based on total returns as of March 31, 2014, as provided by Guggenheim, the Fund ranked in the 1st quartile (22nd percentile) for the year-to-date.

•	Total Return Bond Fund: The returns of the Fund’s Class A shares ranked in the 1st quartile (the 3rd and 4th percentile, respectively) of its performance universe for the one-year and three-month periods, respectively. The Committee considered information provided by Guggenheim indicating that the Fund, which commenced operations on November 30, 2011, outperformed its benchmark, the Barclays Capital U.S. Aggregate Index, as well as the Fund’s peer group average, for the one-year and three-month periods ended December 31, 2013.

•	World Equity Income Fund: The Fund’s Class A shares underperformed the performance universe median for the five-year and three-year periods, ranking in the 96th and 95th percentile, respectively. However, the Committee concluded that other factors relevant to performance were sufficient to warrant continuation of the Advisory Agreement with respect to the Fund, including that the Adviser had taken steps designed to help improve the Fund’s investment performance by implementing a strategy change along with a new portfolio management team in August 2013. Thus, the Committee took into account that according to Morningstar peer group rankings based on total returns as of March 31, 2014, as provided by Guggenheim, the Fund ranked in the 1st quartile (12th percentile) for the year-to-date and outperformed its benchmark, the MSCI World Index, over the same period.

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OTHER INFORMATION (Unaudited) (continued)

After reviewing the foregoing and related factors, the Committee concluded, within the context of its overall conclusions regarding the Advisory Agreements, that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts relating to investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Investment Manager from its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee and total net expense ratio to the applicable peer group and compared each Fund’s total net expense ratio to its universe of funds for the various classes. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements) of the peer group of funds. In addition, the Committee considered each Fund’s advisory fee as compared to the advisory fee charged by the applicable Adviser to another fund with a similar investment objective and strategies, as applicable, noting that, in certain instances, the Adviser charges a lower advisory fee to other clients for which it provides comparable services. In this regard, the Committee considered Guggenheim’s explanation that lower fees are charged in certain instances due to numerous factors, including the scope of contract, types of investors, applicable regulation and legal structures, tax status, and for historical pricing reasons.

In further considering the comparative fee and expense data presented in the Contract Materials and addressed by Guggenheim, the Committee made the following observations:

•	Alpha Opportunity Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is below the median of its peer group (39th percentile) and the asset weighted total net expense ratio is in the third quartile (72nd percentile). In addition, the Adviser has entered into an expense limitation agreement with respect to the Fund.

•	Floating Rate Strategies Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (64th percentile) of its peer group and the asset weighted total net expense ratio is below the peer group median (36th percentile). In addition, the Adviser has entered into an expense limitation agreement with respect to the Fund.

•	High Yield Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is below the median of its peer group (41st percentile) and the asset weighted total net expense ratio is in the third quartile (63rd percentile). In addition, the Adviser has entered into an expense limitation agreement with respect to the Fund.

•	Investment Grade Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is at the 51st percentile of its peer group and the asset weighted total net expense ratio is in the fourth quartile (88th percentile). In addition, the Adviser has entered into an expense limitation agreement with respect to the Fund.

•	Large Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are each below the peer group median (at the 30th and 19th percentile, respectively). In addition, the Adviser has entered into an expense limitation agreement with respect to the Fund.

•	Macro Opportunities Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (89th percentile) of its peer group and the asset weighted total net expense ratio is in the third quartile (65th percentile). The Committee considered Guggenheim’s statement that the Fund is unique to its peer group in that it has a broader investment mandate with greater opportunistic fiexibility. In this connection, the Committee noted that the Fund’s performance has been relatively strong. In addition, the Adviser has entered into an expense limitation agreement with respect to the Fund.

•	Mid Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (85th percentile) of its peer group and the asset weighted total net expense ratio is in the third quartile (72nd percentile). Although higher than median, the contractual advisory fee and the total net expense ratio for each class of shares was within a competitive range of the median of the peer group. For example, the Class A contractual advisory fee of 0.79% is 2 basis points above the peer group median and the total net expense ratio of 1.39% is 9 basis points above the peer group median.

•	Mid Cap Value Institutional Fund: The contractual advisory fee percentile rank is in the first quartile (17th percentile) of its peer group and the total net expense ratio is in the third quartile (67th percentile) of its peer group.

•	Municipal Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (8th percentile) of its peer group and the asset weighted total net expense ratio is in the 55th percentile. In addition, the Adviser has entered into an expense limitation agreement with respect to the Fund.

30	|	THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited) (continued)

•	Small Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (77th percentile) of its peer group and the asset weighted total net expense ratio is below the peer group median (43rd percentile). The Committee also considered that the Fund’s long-term performance has been strong. In addition, the Adviser has entered into an expense limitation agreement with respect to the Fund.

•	StylePlus—Large Core: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (67th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (92nd percentile). Although the total net expense ratio for each class is higher than its peer group median, the contractual advisory fee (0.75%), at four to five basis above the peer group median for each class, was deemed to be within a reasonable range.

•	StylePlus—Mid Growth: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (23rd percentile) and the asset weighted total net expense ratio is in the fourth quartile (93rd percentile) of its peer group. The Committee noted Guggenheim’s statement that the Fund’s total net expense ratio is slightly higher but comparable to its peer group average.

•	Total Return Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (63rd percentile) of its peer group and the asset weighted total net expense ratio is below the peer group median (28th percentile). In addition, the Adviser has entered into an expense limitation agreement with respect to the Fund.

•	World Equity Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is below the peer group median (45th percentile) and the Fund’s asset weighted total net expense ratio is in the fourth quartile (88th percentile) of its peer group.

With respect to the costs of services provided and profits realized by Guggenheim from its relationship with the Funds, the Committee reviewed a profit and loss statement for each Fund setting forth the revenues received from gross advisory fees, the expenses incurred in providing services to the Funds, the pre-tax operating margin and profitability rate and each Fund’s average assets for the twelve months ended December 31, 2012 and December 31, 2013, and information with respect to Guggenheim’s allocation methodologies used in preparing the profitability data.

The Committee considered other benefits available to each Adviser because of its relationship with the Funds and noted that Security Investors and GPIM may be deemed to benefit from arrangements whereby an affiliate, Rydex Fund Services, LLC, receives fees for: (i) performing certain administrative functions and bookkeeping, accounting and pricing functions for the Funds pursuant to a Fund Accounting and Administration Agreement; and (ii) acting as transfer agent for the Funds and performing all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications, and acting as the dividend disbursing agent pursuant to a Transfer Agency Agreement. The Committee reviewed the compensation arrangements for the provision of the foregoing services. The Committee also noted Guggenheim’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds. Based on all of the information provided and its review, the Committee determined that Guggenheim’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale to be Realized: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. In this connection, the Committee considered management’s view that Guggenheim continues to add system resources as required to develop its infrastructure in response to the growth in the firm’s assets and there is an opportunity to optimize economies of scale across the firm’s array of products and product lines. Therefore, although Guggenheim may be realizing economies of scale and efficiencies due to its growth, it is concurrently realizing new costs and expenses associated with investment in its infrastructure.

In addition, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund. The Committee also took into account Guggenheim’s statement that generally the Funds’ assets are not sufficiently large to warrant breakpoints, with only four Funds—Floating Rate Strategies Fund, Macro Opportunities Fund, Mid Cap Value Fund and Mid Cap Value Institutional Fund—having assets in excess of $500 million as of March 13, 2014. With respect to the four Funds noted, the Committee noted that none of the Funds had levels of profitability that were outliers and made the following observations:

•	Floating Rate Strategies Fund: The Adviser has entered into an expense limitation agreement with respect to the Fund. In addition, the Fund’s asset weighted total net expense ratio is below the peer group median (36th percentile).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

OTHER INFORMATION (Unaudited) (concluded)

•	Macro Opportunities Fund: The Fund is relatively new and the Adviser has entered into an expense limitation agreement with respect to the Fund. Although the contractual advisory fee is in the fourth quartile of its peer group, the total net expense ratio is competitive with the peer group median. In addition, as noted, the Committee considered Guggenheim’s statement that the Fund is unique to its peer group in that it has a broader investment mandate with greater opportunistic fiexibility.

•	Mid Cap Value Fund: The Fund’s contractual advisory fee is in line with the peer group median and the total net expense ratio is competitive with the peer group median.

•	Mid Cap Value Institutional Fund: The Fund’s contractual advisory fee ranks in the first quartile (17th percentile) of its peer group and the total net expense ratio is competitive with the peer group median.

The Committee determined that the advisory fee structure for the Funds was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by GPIM (referred to in this discussion as the “Sub-Adviser”), the Committee considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to Municipal Income Fund. The Committee also considered the information provided by the Sub-Adviser concerning the Sub-Adviser’s investment practices and techniques, risk management processes, compliance policies and procedures, brokerage allocation, best execution and trade allocation, among other things. With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, the Committee recalled the review of certain unaudited financial information concerning GPIMH by the Chief Financial Officer of Guggenheim Investments.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of the Sub-Adviser’s quality of performance of its duties through Board meetings, discussions and reports throughout the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve Municipal Income Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.

Investment Performance: The Committee considered that the returns of the Fund’s Class A shares exceeded the median of its performance universe for the five-year period and underperformed the median for the three-year period and ranked in the 1st percentile and 82nd percentile, respectively. The Committee took into account information provided by Guggenheim stating that the Fund’s performance for the periods ended December 31, 2013 outperformed the Fund’s benchmark, the Barclays Capital U.S. Municipal Long Bond Index, for the one-year and three-month periods, lagged the benchmark for the three-year period and outperformed the benchmark for the five-year period. In light of the foregoing, the Committee also noted that the FUSE report listed the Fund’s performance for the three-month period ended December 31, 2013 in the 1st quartile (9th percentile). In addition, the Committee considered Guggenheim’s statement that the Fund was converted from a closed-end fund in January 2012 and since the conversion has outperformed its benchmark.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from its Relationship with the Fund: The Committee reviewed the level of sub-advisory fees payable to GPIM, noting that the fees would be paid by Security Investors and do not impact the fees paid by the Fund. The Committee also compared the sub-advisory fee paid by the Adviser to the Sub-Adviser to the fees charged by the Sub-Adviser to other clients including other registered investment companies.

Economies of Scale to be Realized: The Committee recognized that, because the Sub-Adviser’s fees would be paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale to be Realized” above.)

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Agreements is in the best interests of each Fund. In reaching this conclusion, no single factor was determinative and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional 12-month term.

32	|	THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

		Term of Office		Number of Portfolios in
Name, Address* and Year of Birth	Position(s) Held with the Trust	and Length of Time Served**	Principal Occupation(s) During Past Five Years	Fund Complex Overseen	Other Directorships Held by Trustees

INDEPENDENT TRUSTEES

Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	92	Current: Trustee, Purpose, Inc. (2014-present).

Donald A. Chubb, Jr. (1946)	Trustee and Vice Chairman of the Board	Since 1994	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc.(1997-present).	88	None.

Jerry B. Farley (1946)	Trustee and Vice Chairman of the Audit Committee	Since 2005	Current: President, Washburn University(1997-present).	88	Current: Westar Energy, Inc. (2004-present);Core First Bank & Trust(2000-present).

Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and President, Roman Friedrich & Company (1998-present).	88	Current: Zincore Metals, Inc. (2009-present).
			Former: Senior Managing Director, MLV & Co. LLC (2010-2011).		Former: Mercator Minerals Ltd. (2013-2014); First. Americas Gold Corp.(2012-2014); Blue Sky Uranium Corp. (2011-2012);Axiom Gold and Silver Corp. (2011-2012);Stratagold Corp.(2003-2009); GFM Resources Ltd. (2005-2010).

Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2014	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	88	Current: Peabody Energy Company (2003-present);GP Natural Resource Partners, LLC (2002- present).

Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Nyberg & Cassioppi, LLC(2000-present). Former: Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	94	Current: Edward-Elmhurst Healthcare System(2012-present).

Maynard F. Oliverius (1943)	Trustee and Vice Chairman of the Contracts Review Committee	Since 1998	Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	88	None.

Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014	Current: Portfolio Consultant (2010-present).	91	Former: Bennett Group of Funds (2011-2013).
			Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management(1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999);Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).
INTERESTED TRUSTEE

Donald C. Cacciapaglia*** (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments(2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	220	Current: Delaware Life(2013-present); Guggenheim Life and Annuity Company(2011-present); Paragon Life Insurance Company of Indiana(2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850
**	Each Trustee serves an indefinite term, until his successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of his position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years

OFFICERS

Joseph M. Arruda (1966)	Assistant Treasurer	Since 2010	Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

William H. Belden, III (1965)	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).

Mark J. Furjanic (1959)	Assistant Treasurer	Since 2014	Current: Vice President, Guggenheim Investments (2005-present); Assistant Treasurer, certain other funds in the Fund Complex (2008-present). Former: Senior Manager, Ernst & Young LLP (1999-2005).
James Howley (1972)	Assistant Treasurer	Since 2014	Current: Director, Guggenheim Investments (2004-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Amy J. Lee (1961)	Vice President and Chief Legal Officer	Since 1987 (Secretary) Since 2007 (Vice President)	Current: Chief Legal Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (April 2014-present); Associate, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).

Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012	Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC(2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Alison Santay (1974)	AML Officer	Since 2013	Current: AML Officer, certain other funds in the Fund Complex (2010-present); Director and AML Officer, Rydex Fund Services, LLC (2010-present); AML Officer, Security Investors, LLC (2010-present); Director, Shareholder Risk and Compliance, Rydex Fund Services, LLC (2004-present).

Former: AML Officer, Guggenheim Distributors, LLC (2013-March 2014).

Kimberly Scott (1974)	Assistant Treasurer	Since 2014	Current: Vice President, Guggenheim Investments (2012-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (April 2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer	Since 2014	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex(2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex(2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation

34	|	THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Security Distributors, Inc., Guggenheim Partners Investment Managers, LLC, and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You
When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You
In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information
As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions
We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online
Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information
We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited) (concluded)

We’ll Keep You Informed
As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

36	|	THE GUGGENHEIM FUNDS ANNUAL REPORT

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9.30.2014

Guggenheim Funds Annual Report

Fundamental Alpha
Guggenheim Mid Cap Value Institutional Fund

SBMCVI-ANN-0914x0915	guggenheiminvestments.com

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This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Funds Distributors, LLC. GI-GOGREEN-0414 x0415 #12604

DEAR SHAREHOLDER	2

ECONOMIC AND MARKET OVERVIEW	3

ABOUT SHAREHOLDERS’ FUND EXPENSES	4

MID CAP VALUE INSTITUTIONAL FUND	6

NOTES TO FINANCIAL STATEMENTS	14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	20

OTHER INFORMATION	21

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	32

GUGGENHEIM INVESTMENTS PRIVACY POLICIES	34

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for the Mid Cap Value Institutional Fund (the “Fund”) for the year ended September 30, 2014.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Manager’s Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President
October 31, 2014

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Mid Cap Value Institutional Fund may not be suitable for all investors. • An investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. • The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. • Investments in small to mid- sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2014

Despite market volatility rising in October, for the year ending September 30, data on everything from hiring to housing conveys that the U.S. economy is firing on all cylinders. Overcoming a first-quarter weather-related soft patch, second-quarter GDP was revised upward to 4.6%, led by business investment. Durable goods orders surged over the summer and consumer confidence was at multi-year highs, despite a lower reading for the last part of the period. With tailwinds for economic growth gathering, we could see a strong third quarter GDP reading.

September’s addition of 248,000 non-farm payroll jobs was, on the surface, at least a strong figure and certainly not something to be discounted. However, investor optimism about the report, which also showed the unemployment rate falling to 5.9%—its lowest level since 2008—masked the fact that average hourly earnings were unchanged. Economic data late in the period included disappointing factory orders, poor construction spending, and weaker-than-expected ISM manufacturing data. The most recent decline in the U.S. Conference Board Consumer Confidence Index was worrisome.

The U.S. economy is certainly doing well enough to suggest higher interest rates ahead. With quantitative easing ending in the U.S. in October 2014 and the Fed preparing investors for a higher federal funds rate, the stage is set for U.S. interest rates to move higher. However, our view is that, despite a strengthening U.S. economy, the greater risk is that interest rates head lower in the near term.

Following the “taper tantrum” last year, before rates were able to reach historical norms, the average rate on a 30-year mortgage spiked almost a full percentage point in two months—the sharpest rise since the late 1990s—resulting in an abrupt housing slowdown, which slowed the U.S. economy materially.

In addition, U.S. Treasury yields are still materially higher than those in any other developed market. The spread between 10-year U.S. Treasuries and comparable German bunds reached 157 basis points in September, its widest level since 1999, and the spread between 10-year Treasuries and 10-year Japanese government bonds was recently 189 basis points. With developments in the Middle East increasingly troubling and turbulence continuing elsewhere from Ukraine to Hong Kong, the relative price value of U.S. government bonds versus other safe haven investments should continue to be a factor keeping U.S. interest rates low.

International economic data remain weak. Euro zone economic confidence is falling as the entire region continues to battle below-target inflation. At the start of September, the European Central Bank cut interest rates and signaled their intent to launch a program to purchase asset-backed securities and covered bonds to stimulate the dismal economy. In Japan, retail sales fell month-over-month in August, while industrial production falters.

Economic data around the world confirms our view that central banks are likely to renew efforts to force liquidity into the global financial system, which in turn further supports our positive outlook for risk assets. However, positive returns are unlikely without volatility. While markets continue to rally, gains are becoming more grudging. The upward momentum in U.S. stocks has deteriorated meaningfully while credit spreads, specifically high-yield spreads, have widened significantly over the past number of weeks. While the bull market trend remains intact, as the appreciation in risk assets continues it becomes more likely that this ageing advance will, at some point, experience a correction.

For the year ended September 30, 2014, the return of the Standard & Poor’s 500® Index* (“S&P 500”) was 19.73%. The Barclays U.S. Aggregate Bond Index* returned 3.96% for the year, while the Barclays U.S. Corporate High Yield Index* returned 7.20%. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index* returned 0.05%. The MSCI World Index* returned 12.22%, while the MSCI Emerging Markets Index* returned 4.30%.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Barclays U.S. Corporate High Yield Index covers the universe of dollar denominated, fixed rate, non-investment grade debt, taxable corporate debt.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index (Net) is calculated with net dividends reinvested. It is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Russell 2500® Value Index measures the performance of the small-to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index is a market-weighted stock market index comprised of the stocks of 500 U.S. corporations; the index is owned and maintained by Standard & Poor’s.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2014 and ending September 30, 2014.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	March 31, 2014	September 30, 2014	Period[2]

Table 1. Based on actual Fund return[3]
Mid Cap Value Institutional Fund	1.05%	(4.37)%	$1,000.00	$956.30	$5.15

Table 2. Based on hypothetical 5% return (before expenses)
Mid Cap Value Institutional Fund	1.05%	5.00%	$1,000.00	$1,019.80	$5.32

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests.
[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
[3]	Actual cumulative return at net asset value for the period March 31, 2014 to September 30, 2014.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

MANAGER’S COMMENTARY (Unaudited)	September 30, 2014

To Our Shareholders:

Guggenheim Mid Cap Value Institutional Fund (the “Fund”) is managed by a team of seasoned professionals led by James Schier, CFA, Portfolio Manager. In the following paragraphs, he discusses performance of the Fund for the fiscal year ended September 30, 2014.

For the year ended September 30, 2014, the Guggenheim Mid Cap Value Institutional Fund returned 5.53%1, compared with the 9.88% return of its benchmark, the Russell 2500 Value Index.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily they can improve returns, maintain existing high levels of profitability or benefit from change that occurs within the industries in which they operate. In today’s rapid-fire environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline is a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review

Stock selection in Energy sector was the leading contributor to performance. Even though the Fund has an overweighting in the Energy sector, the overweight detracted from return, since the sector provided the least performance in the benchmark amid a general commodities selloff.

Within the Energy sector, Whiting Petroleum Corp. was a leading individual contributor for the year. The company has exposure to two of the most productive shale fields in the U.S. and announced during the period that it would acquire Kodiak Oil and Gas Corp. It benefited from solid execution and favorable industry dynamics. Over the past several quarters, the Fund has also been slowly shifting its energy focus from almost exclusively exploration and production (E&P) shale players to more of a balance between E&P companies and service companies. The land grab for shale properties has matured, and the subsequent development of those fields should increase business for services firms.

Stock selection in the Information Technology sector was the second most important contributor to Fund return. One tech holding, Computer Sciences Corp., was the leading individual contributing stock for the year. It’s in the technology services and outsourcing business and made solid progress in repositioning for growth and improved execution. Another contributor for the year, RF Micro Devices, Inc., remains responsive to the substantial operating leverage and synergy from its merger with TriQuint Semiconductor, Inc. in the period.

Hurting Fund performance for the year was stock selection in Financials, Materials and Industrials.

A leading individual detractor in the Financials sector was Ocwen Financial Corp., a mortgage servicing company. It was down as a result of a delay in a proposed purchase of a large servicing portfolio and an investigation of the company’s servicing practices and intercompany relationships by the New York Director of Financial Services.

Stock selection within the Materials sector was also unfavorable. The position hurting most was Coeur Mining, Inc., which has suffered due to the weak pricing environment for precious metals and the general selloff in commodities. We continue to hold on to this name because we see it as a good diversifier with attractive assets and potential buoyancy coming from slowing global growth and economic uncertainty.

Stock selection in Industrials was another detractor. We have a significant overweight to the Industrials sector, and one holding was a large booster to performance: Quanta Services, Inc., in the engineering and construction sector. We like the prospects of this company as the U.S. faces the need to upgrade infrastructure.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGER’S COMMENTARY (Unaudited) (concluded)	September 30, 2014

Portfolio Positioning

The largest relative sector exposures for the year were an underweight in Financials and Utilities and an overweight in Industrials.

Within Financials, REITs (real estate investment trusts) continue to perform well, and the strategy’s underweighting in this industry has been a difficult bias to overcome. Over the period, the Fund also reduced its exposure to the reinsurance market, which has been under pressure as participants outside the industry have entered to provide capital in the search for yield.

The portfolio’s underweight to Utilities was a positive contributor during the period. We have been overweight this sector in the past, but currently view valuations as unattractive. Within the sector, we like companies that have meaningful exposure to non-regulated businesses, such as MDU Resources Group, Inc., and Black Hills Corp.

The overweight to Industrials detracted from performance over the year. This is a large and eclectic sector in which we have diverse holdings. We believe the portfolio is well positioned to benefit from the growing cap-ex and construction environment tied to infrastructure renewal and reindustrialization in the U.S.

Portfolio and Market Outlook

For the most part, the market behaved in a very defensive manner over the past year. The best performing areas have been larger companies, REITs and utilities. Of late, the strengthening of the dollar, primarily from concerns about global (non-U.S.) growth, has only added to the hesitancy of the market. Even if the global economy were to prove disappointing, the low returns offered by insignificant fixed income investment opportunities (the 10-year U.S. government bond yields around 2.5%) should continue to make equities an attractive alternative for incremental investment dollars.

Our portfolios tend to reflect a bias toward companies with balance sheet quality. We continue to find niche companies with what we believe to be attractive growth opportunities, and, as such, are constructive on the outlook.

Performance displayed represents past performance which is no guarantee of future results.
1 Performance figures do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2014

MID CAP VALUE INSTITUTIONAL FUND

OBJECTIVE:    Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Cumulative Fund Performance*

Inception Date:

July 11, 2008

Ten Largest Holdings (% of Total Net Assets)

Hanover Insurance Group, Inc.	4.2%
Computer Sciences Corp.	2.7%
Covanta Holding Corp.	2.6%
Bunge Ltd.	2.0%
Orbital Sciences Corp.	2.0%
Reinsurance Group of America, Inc. — Class A	2.0%
Superior Energy Services, Inc.	2.0%
Cameco Corp.	2.0%
Northern Trust Corp.	1.9%
Owens-Illinois, Inc.	1.9%

Top Ten Total	23.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

Average Annual Returns*
Periods Ended September 30, 2014

			Since
			Inception
	1 Year	5 Year	(07/11/08)

Mid Cap Value Institutional Fund	5.53%	11.80%	11.46%

Russell 2500 Value Index	9.88%	15.16%	10.89%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2500 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2014

MID CAP VALUE INSTITUTIONAL FUND

	SHARES	VALUE

COMMON STOCKS† - 95.8%

FINANCIAL - 25.5%
Hanover Insurance Group, Inc.	407,223	$25,011,637
Reinsurance Group of America, Inc. — Class A	148,733	11,917,975
Northern Trust Corp.	167,370	11,386,181
American Financial Group, Inc.	161,230	9,333,605
WR Berkley Corp.	139,770	6,681,006
Endurance Specialty Holdings Ltd.	117,780	6,499,100
Alexandria Real Estate Equities, Inc.	77,170	5,691,288
BioMed Realty Trust, Inc.	277,180	5,599,036
Starwood Property Trust, Inc.	247,770	5,441,030
Popular, Inc.*	175,920	5,178,205
Wintrust Financial Corp.	102,750	4,589,843
SVB Financial Group*	40,730	4,565,425
Home Loan Servicing Solutions Ltd.	201,820	4,276,566
FirstMerit Corp.	241,765	4,255,064
First Niagara Financial Group, Inc.	499,510	4,160,918
City National Corp.	51,810	3,920,463
Zions Bancorporation	124,370	3,614,192
Huntington Bancshares, Inc.	347,910	3,385,164
First Midwest Bancorp, Inc.	198,559	3,194,814
Employers Holdings, Inc.	165,394	3,183,835
Symetra Financial Corp.	130,670	3,048,531
Eaton Vance Corp.	79,510	2,999,912
Hancock Holding Co.	89,580	2,871,039
Lexington Realty Trust	193,090	1,890,351
Blackhawk Network Holdings, Inc.*	54,870	1,777,788
Ocwen Financial Corp.*	67,785	1,774,611
Redwood Trust, Inc.	101,306	1,679,653
Radian Group, Inc.	104,750	1,493,735
Argo Group International Holdings Ltd.	29,660	1,492,195
StanCorp Financial Group, Inc.	23,093	1,459,016

Total Financial		152,372,178

INDUSTRIAL - 15.4%
Covanta Holding Corp.	728,020	15,448,584
Orbital Sciences Corp.*	432,098	12,012,324
Owens-Illinois, Inc.*	434,370	11,315,339
Sonoco Products Co.	265,606	10,435,659
Aegion Corp. — Class A*	271,015	6,030,084
FLIR Systems, Inc.	187,020	5,861,207
Rock-Tenn Co. — Class A	121,000	5,757,180
URS Corp.	98,427	5,670,379
Gentex Corp.	178,920	4,789,688
Berry Plastics Group, Inc.*	184,210	4,649,460
Huntington Ingalls Industries, Inc.	29,150	3,037,722
General Cable Corp.	165,988	2,503,099
ArcBest Corp.	43,710	1,630,383
UTI Worldwide, Inc.*	72,501	770,686
Advanced Energy Industries, Inc.*	32,850	617,252
II-VI, Inc.*	48,350	569,080
Sanmina Corp.*	25,980	541,943
AZZ, Inc.	8,272	345,521

Total Industrial		91,985,590

CONSUMER, NON-CYCLICAL - 14.7%
Bunge Ltd.	144,050	12,133,332
Quanta Services, Inc.*	263,260	9,553,705
Hormel Foods Corp.	174,510	8,968,069
Navigant Consulting, Inc.*	598,610	8,326,665
DeVry Education Group, Inc.	192,833	8,255,180
MEDNAX, Inc.*	127,606	6,995,361
Kindred Healthcare, Inc.	336,752	6,532,989
Hologic, Inc.*	254,072	6,181,572
ICF International, Inc.*	171,165	5,270,170
Ingredion, Inc.	66,610	5,048,372
Towers Watson & Co. — Class A	27,361	2,722,420
Emergent Biosolutions, Inc.*	96,810	2,063,021
Universal Health Services, Inc. — Class B	17,910	1,871,595
Globus Medical, Inc. — Class A*	81,960	1,612,153
Grand Canyon Education, Inc.*	36,950	1,506,452
Alere, Inc.*	17,313	671,398

Total Consumer, Non-cyclical		87,712,454

TECHNOLOGY - 9.3%
Computer Sciences Corp.	261,880	16,013,961
IXYS Corp.	919,109	9,650,645
Maxwell Technologies, Inc.*	815,951	7,115,093
Allscripts Healthcare Solutions, Inc.*	318,200	4,268,653
Teradyne, Inc.	161,420	3,129,934
Take-Two Interactive Software, Inc.*	134,840	3,110,759
KEYW Holding Corp.*	275,670	3,051,667
Diebold, Inc.	80,750	2,852,090
Semtech Corp.*	63,440	1,722,396
IPG Photonics Corp.*	22,990	1,581,252
iGATE Corp.*	42,870	1,574,186
ManTech International Corp. — Class A	53,700	1,447,215

Total Technology		55,517,851

CONSUMER, CYCLICAL - 7.6%
Brown Shoe Company, Inc.	382,938	10,389,107
Chico’s FAS, Inc.	391,700	5,785,409
Oshkosh Corp.	118,640	5,237,956
DR Horton, Inc.	222,930	4,574,524
Foot Locker, Inc.	60,070	3,342,896
Wendy’s Co.	378,990	3,130,457
Ryland Group, Inc.	83,560	2,777,534
United Stationers, Inc.	67,006	2,517,416
Ascena Retail Group, Inc.*	186,530	2,480,849
Visteon Corp.*	21,060	2,048,085
WESCO International, Inc.*	20,894	1,635,164
Cabela’s, Inc.*	26,194	1,542,827

Total Consumer, Cyclical		45,462,224

UTILITIES - 7.3%
AGL Resources, Inc.	176,610	9,067,157
Pinnacle West Capital Corp.	165,610	9,048,931
UGI Corp.	237,853	8,108,409
Westar Energy, Inc.	171,390	5,847,827
Great Plains Energy, Inc.	188,955	4,567,042
Black Hills Corp.	91,159	4,364,693
Avista Corp.	48,960	1,494,749
MDU Resources Group, Inc.	46,677	1,298,087

Total Utilities		43,796,895

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2014

MID CAP VALUE INSTITUTIONAL FUND

	SHARES	VALUE

ENERGY - 7.1%
Superior Energy Services, Inc.	358,800	$11,793,756
Whiting Petroleum Corp.*	105,561	8,186,255
Oasis Petroleum, Inc.*	149,510	6,251,013
Patterson-UTI Energy, Inc.	175,690	5,715,196
Resolute Energy Corp.*	741,910	4,651,776
Sanchez Energy Corp.*	158,557	4,163,707
Denbury Resources, Inc.	136,640	2,053,699
HydroGen Corp.*,†††,2	1,265,700	1

Total Energy		42,815,403

BASIC MATERIALS - 5.1%
Cameco Corp.	667,520	11,788,402
Landec Corp.*	462,290	5,663,053
Royal Gold, Inc.	78,908	5,124,286
Olin Corp.	155,694	3,931,274
Coeur Mining, Inc.*	489,941	2,430,107
Allied Nevada Gold Corp.*	422,810	1,399,501

Total Basic Materials		30,336,623

COMMUNICATIONS - 3.9%
DigitalGlobe, Inc.*	343,031	9,776,383
Scholastic Corp.	166,890	5,393,885
Finisar Corp.*	307,790	5,118,548
Liquidity Services, Inc.*	238,470	3,278,963

Total Communications		23,567,779

Total Common Stocks
(Cost $492,170,854)		573,566,997

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Thermoenergy Corp.*,1,3	793,750	11,589

Total Convertible Preferred Stocks
(Cost $757,980)		11,589

SHORT TERM INVESTMENTS† - 4.2%
Dreyfus Treasury Prime
Cash Management Fund	24,983,810	24,983,810

Total Short Term Investments
(Cost $24,983,810)		24,983,810

	FACE AMOUNT

CONVERTIBLE BONDS†† - 0.4%
INDUSTRIAL - 0.4%
DryShips, Inc.
5.00% due 12/01/14	$2,725,000	2,694,344

Total Convertible Bonds
(Cost $2,670,528)		2,694,344

Total Investments - 100.5%
(Cost $520,583,172)		$601,256,740

Other Assets & Liabilities, net - (0.5)%		(3,156,103)

Total Net Assets - 100.0%		$598,100,637

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.
[2]	Affiliated issuers — See Note 9.
[3]	Illiquid security.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID CAP VALUE INSTITUTIONAL FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2014

ASSETS:
Investments in unaffiliated issuers, at value
(cost $520,580,641)	$601,256,739
Investments in affiliated issuers, at value
(cost $2,531)	1

Total investments
(cost $520,583,172)	601,256,740
Prepaid expenses	23,607
Cash	6,084
Receivables:
Securities sold	1,969,639
Dividends	967,878
Fund shares sold	470,139
Interest	45,417
Foreign taxes reclaim	5,835

Total assets	604,745,339

LIABILITIES:
Payable for:
Securities purchased	5,184,036
Fund shares redeemed	954,892
Management fees	381,132
Fund accounting/administration fees	48,276
Transfer agent/maintenance fees	22,227
Trustees’ fees*	2,300
Miscellaneous	51,839

Total liabilities	6,644,702

NET ASSETS	$598,100,637

NET ASSETS CONSIST OF:
Paid in capital	$457,585,054
Undistributed net investment income	2,150,653
Accumulated net realized gain on investments	57,691,362
Net unrealized appreciation on investments	80,673,568

Net assets	$598,100,637
Capital shares outstanding	46,284,330
Net asset value per share	$12.92

STATEMENT OF OPERATIONS

Year Ended September 30, 2014

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $38,430) from unaffiliated issuers	$8,448,294
Interest	550,923

Total investment income	8,999,217

EXPENSES:
Management fees	4,596,679
Transfer agent/maintenance fees	659,284
Fund accounting/administration fees	582,239
Trustees’ fees*	62,012
Tax expense	16,368
Custodian fees	8,787
Miscellaneous	522,630

Total expenses	6,447,999

Net investment income	2,551,218

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	73,185,836
Options written	449,896

Net realized gain	73,635,732

Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(43,785,893)
Investments in affiliated issuers	(8,859)
Options written	(37,743)

Net change in unrealized appreciation (depreciation)	(43,832,495)

Net realized and unrealized gain	29,803,237

Net increase in net assets resulting from operations	$32,354,455

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

MID CAP VALUE INSTITUTIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2014	2013

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,551,218	$2,693,163
Net realized gain on investments	73,635,732	41,121,749
Net change in unrealized appreciation (depreciation) on investments	(43,832,495)	88,465,578

Net increase in net assets resulting from operations	32,354,455	132,280,490

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(3,106,999)	(1,542,680)
Net realized gains	(35,348,105)	(46,688,296)

Total distributions to shareholders	(38,455,104)	(48,230,976)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	164,229,754	136,201,875
Distributions reinvested	23,335,832	27,245,300
Cost of shares redeemed	(154,829,343)	(166,772,360)

Net increase (decrease) from capital share transactions	32,736,243	(3,325,185)

Net increase in net assets	26,635,594	80,724,329

NET ASSETS:
Beginning of year	571,465,043	490,740,714

End of year	$598,100,637	$571,465,043

Undistributed net investment income at end of year	$2,150,653	$3,072,708

CAPITAL SHARE ACTIVITY:
Shares sold	12,370,911	11,673,620
Shares issued from reinvestment of distributions	1,834,578	2,629,855
Shares redeemed	(11,576,179)	(14,131,954)

Net increase in shares	2,629,310	171,521

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID CAP VALUE INSTITUTIONAL FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
Institutional Class	2014	2013	2012	2011	2010

Per Share Data
Net asset value, beginning of period	$13.09	$11.29	$9.97	$11.34	$10.49

Income (loss) from investment operations:
Net investment income (loss)[a]	.06	.06	.03	.04	.08
Net gain (loss) on investments (realized and unrealized)	.65	2.90	2.30	(.87)	1.13

Total from investment operations	.71	2.96	2.33	(.83)	1.21

Less distributions from:
Net investment income	(.07)	(.04)	(.04)	(.06)	(.01)
Net realized gains	(.81)	(1.12)	(.97)	(.48)	(.35)

Total distributions	(.88)	(1.16)	(1.01)	(.54)	(.36)

Net asset value, end of period	$12.92	$13.09	$11.29	$9.97	$11.34

Total Return[c]	5.53%	28.89%	24.96%	(8.05%)	11.76%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$598,101	$571,465	$490,741	$472,266	$514,447

Ratios to average net assets:
Net investment income (loss)	0.42%	0.51%	0.30%	0.34%	0.78%
Total expenses[d]	1.05%	1.01%	1.01%	0.98%	0.95%
Net expenses	1.05%	1.01%	0.98%[b]	0.90%[b]	0.90%[b]

Portfolio turnover rate	41%	24%	33%	38%	20%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net expense information reflects the expense ratios after expense waives and reimbursements, as applicable.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Does not include expenses of the underlying funds in which the fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as a non-diversified, open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of four separate classes of shares, A-Class shares, B-Class shares, C-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. Prior to February 22, 2011, the maximum sales charge was 5.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. B-Class shares were offered without a front-end sales charge, but were subject to a CDSC of up to 5% for five years and convert to A-Class shares after eight years. Effective January 4, 2010, subscriptions for B-Class shares are no longer accepted. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. Institutional Class shares are offered without a front-end sales charge or a CDSC. At September 30, 2014, the Trust consisted of eighteen Funds.

This report covers the Mid Cap Value Institutional Fund (the “Fund”) while the other funds are contained in separate reports. The Fund was previously a series (“Predecessor Fund”) of Security Equity Fund, a different registered open-end investment company, which was organized as a Kansas corporation. In January 2014, at a special meeting of shareholders, the shareholders of the Predecessor Fund approved the reorganization of the Predecessor Fund with and into the Fund, a corresponding “shell” series of the Trust. The Fund succeeded to the accounting and performance history of the Predecessor Fund. Any such historical information provided for the Fund that relates to periods prior to January 28, 2014, therefore, is that of the Predecessor Fund.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of a fund is calculated by dividing the market value of the fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the fund.

A. The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) obtaining general information as to how these securities and assets trade; and (ii) obtaining other information and considerations, including current values in related markets.

B. The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

C. Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

D. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

E. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

F. Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended September 30, 2014, there were no earnings credits received.

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

G. Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. Financial Instruments

As part of its investment strategy, the Fund utilizes derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statement of Assets and Liabilities.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

NOTES TO FINANCIAL STATEMENTS (continued)

An option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security (put option) or the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security (call option) at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities and a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability to perform.

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. The Fund uses, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.75% of the average daily net assets of the Fund.

RFS provides transfer agent services to the Fund for fees calculated at the rates below, which are assessed to the applicable class of the Fund. For these services, RFS receives the following:

Annual charge per account	$5.00 – $8.00
Transaction fee	$0.60 – $1.10
Minimum annual charge per Fund†	$25,000
Certain out-of-pocket charges	Varies

† Not subject to Fund during first twelve months of operations.

RFS also acts as the administrative agent for the Fund, and as such performs administrative functions and the bookkeeping, accounting and pricing functions for the Fund. For these services, RFS receives 0.095% of the average daily net assets of the Fund. The minimum annual charge for fund accounting/administrative fees is $25,000.

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

Certain trustees and officers of the Trust are also officers of GI, RFS and GFD.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the inputs used to value the Fund’s net assets at September 30, 2014:

	Level 1	Level 2	Level 3
	Investments	Investments	Investments
	In Securities	In Securities	In Securities	Total

Assets
Mid Cap Value Institutional Fund	$598,550,806	$2,694,344	$11,590	$601,256,740

Financial assets and liabilities categorized as Level 2 consist of fixed income investments. Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they may be computed by the Fund’s investment adviser or an affiliate. In any event, values may be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in the investment’s valuation changes. The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended September 30, 2014, there were no transfers between levels.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

5. Derivative Investment Holdings Categorized by Risk Exposure

U.S. GAAP requires disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized options to minimally hedge the Fund’s portfolio to maintain exposure to the equity markets, create liquidity and to achieve leveraged exposure. As of September 30, 2014, the Fund did not hold any derivatives.

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2014:

Derivative Investment Type	Location of Gain (Loss) on Derivatives

Equity contracts	Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options written

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended September 30, 2014:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations

	Options
	Written Equity
Fund	Contracts	Total

Mid Cap Value Institutional Fund	$449,896	$449,896

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations

	Options
	Written Equity
Fund	Contracts	Total

Mid Cap Value Institutional Fund	$(37,743)	$(37,743)

6. Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on Federal income tax returns for all open

THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

NOTES TO FINANCIAL STATEMENTS (continued)

tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010, and simplified some of the tax provisions applicable to regulated investment companies, the tax reporting to their shareholders and improved the tax efficiency of certain fund structures. The greatest impact to the disclosure in the financial reports for the Fund was on the treatment of net capital losses, effective for tax years beginning after December 22, 2010. However, the Fund did not incur or carryforward any capital losses for the year ended September 30, 2014.

One of the more prominent changes addresses capital loss carryforwards. The Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital loss carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of distributions paid during the year ended September 30, 2014 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions

Mid Cap Value Institutional Fund	$6,118,621	$32,336,483	$38,455,104

The tax character of distributions paid during the year ended September 30, 2013 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions

Mid Cap Value Institutional Fund	$2,656,847	$45,574,129	$48,230,976

Note: For federal income tax purposes, short term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at September 30, 2014 was as follows:

	Undistributed	Undistributed	Accumulated	Net Unrealized	Total
	Ordinary	Long-Term	Capital and	Appreciation/	Accumulated
Fund	Income	Capital Gain	Other Losses	(Depreciation)*	Earnings

Mid Cap Value Institutional Fund	$5,649,717	$54,797,145	$ —	$80,068,721	$140,515,583

* Any differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of wash sale losses, the differences between book and tax basis passive foreign investment companies

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due losses due to wash sales, reclassifications due to real estate investment trusts (REIT), the “mark-to -market” of certain passive foreign investment companies (PFICs) for tax purposes, and utilization of earnings and profits on shareholder redemptions. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise.

On the Statement of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

		Undistributed	Accumulated Net
		Net Investment	Realized
	Paid-In Capital	Income	(Loss)

Mid Cap Value Institutional Fund	$7,660,840	$(366,274)	$(7,294,566)

At September 30, 2014, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain/(Loss)

Mid Cap Value Institutional Fund	$521,188,019	$116,681,240	$(36,612,519)	$80,068,721

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

7. Securities Transactions

For the year ended September 30, 2014, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales

Mid Cap Value Institutional Fund	$240,596,720	$254,616,857

8. Options Written

Information as to options written by the Fund during the year ended September 30, 2014, and options outstanding at period end is provided below:

Written Call Options
	Number of	Premium
Mid Cap Value Institutional Fund	contracts	amount

Balance at September 30, 2013	517	$174,748
Options Written	731	179,216
Options terminated in closing purchase transactions	—	—
Options expired	(1,248)	(353,964)
Options exercised	—	—

Balance at September 30, 2014	—	$—

Written Put Options
	Number of	Premium
Mid Cap Value Institutional Fund	contracts	amount

Balance at September 30, 2013	—	$—
Options Written	715	95,933
Options terminated in closing purchase transactions	—	—
Options expired	(715)	(95,933)
Options exercised	—	—

Balance at September 30, 2014	—	$—

9. Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

Transactions during the year ended September 30, 2014 in which the portfolio company is an “affiliated person” are as follows:

		Value			Value	Shares	Investment
Fund	Security	09/30/13	Additions	Reductions	09/30/14	09/30/14	Income

Mid Cap Value Institutional Fund	Common Stock:
	HydroGen Corp.	$8,860	$—	$—	$1	1,265,700	$—

	Total	$8,860	$—	$—	$1	1,265,700	$—

10. Other Liabilities

The Fund wrote put option contracts through Lehman Brothers Inc., (“LBI”) that were exercised prior to the option contracts’ expiration and prior to the bankruptcy filing by LBI, during September, 2008. However, these transactions have not settled and the securities have not been delivered to the Fund as of September 30, 2014.

Although the ultimate resolution of these transactions is uncertain, the Fund has recorded a liability on its books equal to the difference between the strike price on the put options and the market price of the underlying security on the exercise date. The amount of the liability recorded by the Fund as of September 30, 2014 was $15,940.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Guggenheim Funds Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guggenheim Mid Cap Value Institutional Fund (one of the series constituting the Guggenheim Funds Trust) (the “Fund”) as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Guggenheim Mid Cap Value Institutional Fund (one of the series constituting the Guggenheim Funds Trust) at September 30, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
November 25, 2014

20	|	THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2014, the following fund had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying

Mid Cap Value Institutional Fund	100.00%

Additionally, the following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	% Qualifying

Mid Cap Value Institutional Fund	100.00%

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2014, the following fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively:

Fund	% Qualifying	% STCG Qualifying

Mid Cap Value Institutional Fund	0.00%	100.00%

With respect to the taxable year ended September 30, 2014, the Fund hereby designates as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year.

		LT Capital Gain
	LT Capital Gains	Using Proceeds from
Fund	Dividends	Shareholder Redemptions

Mid Cap Value Institutional Fund	$32,336,483	$7,660,840

In January 2015, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2014.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

OTHER INFORMATION (Unaudited) (continued)

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

330 Madison Avenue
10th Floor
New York, NY 10017
(Headquarters)

Four Irvington Centre
805 King Farm Boulevard
Suite 600
Rockville, MD 20850

9401 Indian Creek Parkway
40 Corporate Woods
Suite 850
Overland Park, KS 66210

Distributor change
Effective March 3, 2014, Guggenheim Distributors, LLC (“GD”), the distributor for shares of the Funds was consolidated into and with Guggenheim Funds Distributors, LLC (“GFD”). Following the consolidation, GFD serves as the Funds’ distributor.

GD and GFD are both indirect, wholly-owned subsidiaries of Guggenheim Capital, LLC and, therefore, the consolidation will not result in a change of actual control of the Funds’ distributor. The primary goal of the consolidation is to achieve greater operational efficiencies and allow all of the Guggenheim funds, including funds that are not series of the Trusts, to be distributed by a single distributor.

The consolidation is not expected to affect the day-to-day management of the Funds or result in any material changes to the distribution of the Funds, including any changes to the distribution fees paid by the Funds.

Guggenheim Funds Trust
Guggenheim Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on November 8, 2013, is registered with the Securities and Exchange Commission (“SEC”) as an investment company. The Trust is an open-end management investment company that, upon the demand of the investor, must redeem its shares and pay the investor the next calculated NAV. The Guggenheim Enhanced World Equity Fund (“Enhanced World Equity Fund”), Guggenheim Large Cap Value Fund (“Large Cap Value Fund”), Guggenheim Mid Cap Value Fund (“Mid Cap Value Fund”), Guggenheim Mid Cap Value Institutional Fund (“Mid Cap Value Institutional Fund”), Guggenheim Small Cap Value Fund (“Small Cap Value Fund”), Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”), Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”) and Guggenheim World Equity Income Fund (“World Equity Income Fund”) (collectively, the “Funds”) were previously series (the “Predecessor Funds”) of Security Equity Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund (the “Predecessor Corporations”), different registered open-end investment companies, which were organized as Kansas corporations. In January 2014, at special meetings of shareholders, the shareholders of each Predecessor Fund approved the reorganization of each Predecessor Fund with and into a corresponding “shell” series of the Trust. The shell series of the Trust succeeded to the accounting and performance histories of the Predecessor Funds. Any such historical information provided for a series of the Trust that relates to periods prior to January 28, 2014, therefore, is that of the corresponding Predecessor Fund.

Effective January 28, 2014, the Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”), Guggenheim High Yield Fund (“High Yield Fund”), Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”), Guggenheim Limited Duration Fund (“Limited Duration Fund”), Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”), Guggenheim Municipal Income Fund (“Municipal Income Fund”), and Guggenheim Total Return Bond Fund (“Total Return Bond Fund”), which were series of Security Income Fund, a Kansas corporation, reorganized with and into corresponding series of Guggenheim Funds Trust, a Delaware Statutory Trust (each, a “Reorganization”). Upon completion of each Reorganization, the respective share classes of each Fund assumed the performance, financial and other historical information of those of the corresponding predecessor fund.

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OTHER INFORMATION (Unaudited) (continued)

At a meeting of shareholders held on January 8, 2014, shareholders of the Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”) approved the reorganization of the Fund from a Kansas corporation to a Delaware statutory trust. After the close of business on September 23, 2014, the Fund, which is a series of Security Equity Fund, a Kansas corporation, will reorganize with and into a corresponding “shell” fund (the “New Fund”), which is a series of Guggenheim Funds Trust, a Delaware statutory trust. Upon completion of the Reorganization, shareholders of the Fund will own shares of the New Fund that are equal in number and in value to the shares of the Fund that were held by those shareholders immediately prior to the closing of the Reorganization. In addition, the New Fund will assume the performance, financial and other historical information of that of the Fund. Once the Reorganization is completed, the Fund will no longer be offered as a series of Security Equity Fund.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective January 28, 2014, the Trust is the successor of all of the existing and active series of Security Equity Fund (except for Guggenheim Alpha Opportunity Fund),1 Security Large Cap Value Fund, Security Mid Cap Growth Fund and Security Income Fund, each, a Kansas corporation (collectively, the “Corporations”), following the reorganization of each series of the Corporations with and into a corresponding “shell” series of the Trust (the “Reorganizations”). The Reorganizations, which were approved by the Boards of Directors of the Corporations (collectively, the “Board of Directors” or the “Predecessor Board” and the members of the Board of Directors individually, “Directors”), including the Directors who are not “interested persons,” as defined by the 1940 Act, of the Corporations (the “Independent Directors”), and by shareholders, were intended to, among other things, take advantage of various benefits available to registered investment companies organized as Delaware statutory trusts, including, but not limited to, Delaware’s comprehensive body of law related to investment companies which may reduce legal uncertainty and risk.

The Trust includes the following series (the “New Series”), each of which assumed the accounting and performance histories of the corresponding predecessor fund (a “Predecessor Fund” and collectively, the “Predecessor Funds”):

•	Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)[2]	•	Guggenheim Enhanced World Equity Fund (“Enhanced World Equity Fund”)
•	Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)	•	Guggenheim High Yield Fund (“High Yield Fund”)
•	Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)	•	Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)
•	Guggenheim Limited Duration Fund (“Limited Duration Fund”)	•	Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)
•	Guggenheim Mid Cap Value Institutional Fund (“Mid Cap Value Institutional”)	•	Guggenheim Mid Cap Value Fund (“Mid Cap Value Fund”)
•	Guggenheim Municipal Income Fund (“Municipal Income Fund”)	•	Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)
•	Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth”)	•	Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core”)
•	Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)	•	Guggenheim World Equity Income Fund (“World Equity Income Fund”)

With the exception of Enhanced World Equity Fund, Floating Rate Strategies Fund, Limited Duration Fund, Macro Opportunities Fund and Total Return Bond Fund, Security Investors, LLC, also known as Guggenheim Investments (“Security Investors”) and an indirect subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm (“Guggenheim Partners”), serves as investment manager to each series of the Trust. (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.”) In this connection, the Trust and Security Investors have entered into four separate investment management agreements which group the New Series of the Trust to correspond with the Predecessor Funds that were series of a common Corporation: (i) Mid Cap Value Fund, Mid Cap Value Institutional, Small Cap Value Fund, StylePlus —Large Core Fund, World Equity Income Fund and Alpha Opportunity Fund,3 the corresponding Predecessor Funds of which were series of a common Corporation, Security Equity Fund; (ii) Large Cap Value Fund, the corresponding Predecessor Fund of which was the sole series of a Corporation, Security Large Cap Value Fund; (iii) StylePlus —Mid Growth, the corresponding Predecessor Fund of which was the sole series of a Corporation, Security Mid Cap Growth Fund; and (iv) Investment Grade Bond Fund, High Yield Fund and Municipal Income Fund, the corresponding Predecessor Funds of which were series of a common Corporation, Security Income Fund. (The New Series identified in (i) through (iv) above are collectively referred to herein as the “SI-Advised Funds.”)

[1]	At a meeting of shareholders held on January 8, 2014, shareholders of Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”), a series of Security Equity Fund, approved the reorganization of Alpha Opportunity Fund to a corresponding new series of the Trust (the “Alpha Opportunity Fund Reorganization”). Due to certain outstanding transactions with Lehman Brothers International Europe (“LBIE”) and its administrator, the Alpha Opportunity Fund Reorganization was delayed pending the resolution of the LBIE matter. Alpha Opportunity Fund was reorganized into the Trust on September 24, 2014.
[2]	Because the Alpha Opportunity Fund was not reorganized into the Trust until September 2014, at the time of the Board’s review of the investment advisory agreements Alpha Opportunity Fund was a series of the Security Equity Fund.
[3]	At the time of the Board’s review of the investment advisory agreements, Security Investors served as investment manager to Alpha Opportunity Fund pursuant to an investment management agreement with Security Equity Fund. The investment management agreement with Security Investors transferred to the Trust upon the Alpha Opportunity Fund Reorganization.

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OTHER INFORMATION (Unaudited) (continued)

Under the terms of the applicable investment management agreement between the Trust and Security Investors, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “Sub-Advisory Agreement”).

GPIM serves as investment adviser with respect to each of Enhanced World Equity Fund, Floating Rate Strategies Fund, Limited Duration Fund, Macro Opportunities Fund and Total Return Bond Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”). In this connection, the Trust and GPIM have entered into three separate investment advisory agreements which group the GPIM-Advised Funds as follows: (i) Enhanced World Equity Fund, the corresponding Predecessor Fund of which was a series of Security Equity Fund; (ii) Floating Rate Strategies Fund, Macro Opportunities Fund and Total Return Bond Fund, the corresponding Predecessor Funds of which were series of a common Corporation, Security Income Fund; and (iii) Limited Duration Fund, the corresponding Predecessor Fund of which was a series of Security Income Fund. (The investment management agreements pertaining to the SI-Advised Funds and the investment advisory agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as the “Adviser” and together, the “Advisers.”) Under the supervision of the Board of Trustees of the Trust (the “Board” and the members of the Board individually, the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, a continuous investment program and direct the purchase and sale of securities and other investments for each Fund’s portfolio.

At a meeting held on November 11, 2013, in connection with other actions taken to pursue the Reorganizations, the Predecessor Board, including the Independent Directors, appointed each of the then-current investment manager/adviser for the Predecessor Funds to serve in such capacity to the corresponding New Series of the Trust (i.e., Security Investors and GPIM with respect to the SI-Advised Funds and the GPIM-Advised Funds, respectively). The Predecessor Board, including the Independent Directors, also approved for the Trust, on behalf of the New Series, the investment advisory and investment management agreements then in effect with respect to the Predecessor Funds (i.e., the Advisory Agreements and the Sub-Advisory Agreement). The sole initial shareholder of the New Series subsequently approved the Advisory Agreements and the Sub-Advisory Agreement, which are identical to the agreements then in place with respect to each of the Predecessor Funds in all material respects, except for the name of the signatory and the applicable state law, and became effective January 27, 2014.

At meetings held in person on April 17, 2014 (the “April Meeting”) and on May 12, 2014, (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Trustees who are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”), met separately from Guggenheim to consider the renewal of the Advisory Agreements and the Sub-Advisory Agreement in connection with the Committee’s annual contract review schedule.4 As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. In this connection, Independent Legal Counsel advised the Committee of: (i) the responsibilities of board members under applicable law; (ii) the standards for determining what constitutes an excessive fee as delineated by the courts and the factors the Trustees should consider in determining whether to approve the fee arrangements; and (iii) the disclosure requirements pertaining to these approvals, as required by the Securities and Exchange Commission. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of the Advisers is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations it received (and received by the full Board) throughout the year regarding performance and operating results of the Funds (which, as noted, reflects the accounting and performance histories of the Predecessor Funds).

[4]	Since the corresponding Predecessor Fund of Enhanced World Equity Fund was subject to an investment management agreement approved by the Board of Directors of Security Equity Fund for an initial term of two years at an in-person meeting of the Board held on February 13, 2013, and because the Fund has a limited operating history, it was not included in the contract renewal process conducted in April and May 2014 (the “2014 Contract Renewal Process”). Similarly, Limited Duration Fund was not included in the 2014 Contract Renewal Process because the corresponding Predecessor Fund of Limited Duration Fund was subject to an investment management agreement approved by the Board of Directors of Security Income Fund for an initial term of two years at an in-person meeting of the Board held on November 11, 2013. Another recently launched series of the Trust, the Guggenheim Risk Managed Real Estate Fund (the “Risk Managed Real Estate Fund”) also was excluded from the 2014 Contract Renewal Process because the investment advisory agreement between GPIM and the Trust, on behalf of the Risk Managed Real Estate Fund, was approved by the Board of Trustees of the Trust for an initial term of two years at an in-person meeting of the Board held on February 12, 2014. Accordingly, references herein to the “Funds” should be understood as referring to all series of the Trust, except Enhanced World Equity Fund, Limited Duration Fund and Risk Managed Real Estate Fund. In addition, references to the “Funds” should be understood as including Alpha Opportunity Fund. Since the Alpha Opportunity Fund Reorganization was not effected as of the April Meeting or May Meeting, the individuals who serve as the Independent Trustees, in their capacity as the Independent Directors of Security Equity Fund, considered the renewal of the Investment Management Agreement between Security Investors and Security Equity Fund, with respect to Alpha Opportunity Fund. Accordingly, all references hereafter to the steps taken by the “Independent Trustees” and the “Committee,” including the materials reviewed and factors considered, also refer to such parties in their corresponding capacities with respect to Alpha Opportunity Fund. Likewise, all action taken with respect to the Trust’s Advisory Agreements includes the Investment Management Agreement regarding Alpha Opportunity Fund.

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OTHER INFORMATION (Unaudited) (continued)

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. Guggenheim prepared a comprehensive presentation in response to a formal request for information sent by Independent Legal Counsel on behalf of the Committee. In addition, Guggenheim made a detailed presentation at the April Meeting, which addressed areas identified for discussion by the Committee Chair and Vice Chair and Independent Legal Counsel. Throughout the process, the Committee asked questions of management and requested certain additional information which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Materials”).

Among other things, Guggenheim provided: (i) organizational charts and presentations, staffing reports and biographies of those key personnel of each Adviser providing services to the Funds; (ii) descriptions of various functions performed by Guggenheim for the Funds, such as portfolio trading practices, brokerage matters, trade allocation and best execution; (iii) information regarding each Adviser’s compliance and regulatory history, including its Form ADV; and (iv) information concerning the parent company and overall Guggenheim organization and strategic plans and goals, all to assist the Committee in assessing the nature, extent and quality of services provided by each of Security Investors and GPIM, respectively. In addition, Guggenheim’s response included information comparing the investment performance, advisory fees and total expenses of the Funds to other funds (including such information presented in the FUSE reports as well as supplemental information prepared by Guggenheim), charts showing revenues for Guggenheim by product line and each Fund, including a break-out of various expenses, a description of the expense allocation methodology and information about the profitability of the Funds to Guggenheim Investments (the investment management business of Guggenheim Partners), financial information for Guggenheim Investments (unaudited), and information about Guggenheim’s compliance and risk management programs.

Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interests of the Funds to recommend that the Board approve the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional 12-month term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the information provided by Guggenheim concerning the education, experience, professional affiliations, area of responsibility and duties of all key personnel performing services for the Funds, including those personnel providing compliance oversight. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds and noted Guggenheim’s report on recent additions and departures in personnel who work on matters relating to the Funds or are significant to the operations of each Adviser. The Committee noted that on a regular basis the Board receives and reviews information from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. In addition, the Committee took into account the various compliance and risk management initiatives undertaken by Guggenheim, including, among other things, the hiring of a new Chief Risk Officer, Portfolio Management, responsible for implementing various initiatives related to the risks associated with the investment process, the organization’s risk management infrastructure and critical activities. The Committee also considered Guggenheim’s other initiatives intended to achieve greater enhancements and efficiencies in the organization’s ability to provide services to all of the registered investment companies for which Security Investors, GPIM or another Guggenheim affiliate serves as investment adviser/manager (including the Funds), such as efforts to streamline and simplify the organizational structure of Guggenheim’s advisory business, as reflected by the internal restructuring that consolidated the investment advisers, broker/dealers and other entities that comprise “Guggenheim Investments” under a new, single holding company, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). In this regard, the Committee considered that although the restructuring neither impacted the services rendered on a day-to-day basis to the Funds nor changed the ultimate ownership of the various Guggenheim entities involved, which, through GPIMH, continue to be indirect subsidiaries of Guggenheim Capital, LLC, Guggenheim stated that the restructuring will allow the financial statements of the various entities to be consolidated and audited, thus providing a clearer view of Guggenheim Investments’ business within the broader Guggenheim organization. Moreover, in connection with the Committee’s evaluation of the overall package of services provided by each Adviser, the Committee considered each Adviser’s administrative capabilities, including its role in monitoring and coordinating compliance responsibilities with the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning GPIMH. (The Committee received the audited financial statements of GPIMH once available following the May Meeting.)

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OTHER INFORMATION (Unaudited) (continued)

The Committee also considered the acceptability of the terms of each Advisory Agreement (including the scope of services required to be performed by each Adviser). Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of each Adviser’s quality of performance of its duties through Board meetings, discussions, and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received for each Fund investment returns for the five-year, three-year, one-year and three-month periods ended December 31, 2013, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a peer group of similar funds and a broader universe of funds identified by FUSE, in each case for the same periods and, with respect to performance universe rankings for each Fund as to the returns of Class A shares, also for the ten-year period ended December 31, 2013, as applicable. The Committee received from FUSE representatives and considered a description of the methodology employed by FUSE for identifying each Fund’s peer group and universe for performance and expense comparisons.

In seeking to evaluate Fund performance over a full market cycle, the Committee generally focused its attention first on five- and three-year performance rankings as compared to the relevant universe of funds, but also considered more recent performance periods, including the one-year period and, as deemed appropriate, the three-month period, for certain Funds such as for those Funds that were recently launched or had undergone recent changes in the composition of the portfolio management team and/or the investment strategies employed. In this connection, the Committee made the following observations:

•	Alpha Opportunity Fund: The Fund’s Class A shares outperformed the performance universe median for the five- and three-year periods, ranking in the 1st percentile for both periods. In light of the resignation of Mainstream Investment Advisors, LLC, effective, September 30, 2013, as the Fund’s sub-adviser for the domestic long/short sub-portfolio of the Fund, the Committee also considered more recent performance periods, including the one-year period and the three-month period.[5] In this connection, the Committee noted that Security Investors assumed investment management responsibility for the domestic long/short sub-portfolio as of September 30, 2013. The Committee observed that the Fund’s Class A shares outperformed the performance universe median for the one-year and three-month periods ended December 31, 2013, ranking in the 5th and 13th percentile, respectively. The Committee also noted information provided by Guggenheim that the Fund’s performance for the periods ended December 31, 2013 was comparable to the Fund’s benchmark, the S&P 500 Index, for the one- and three-year periods and better than the Fund’s benchmark for the five-year period, and lagged the benchmark for the three-month period. The Committee also considered the circumstances affecting the management of the Fund as a result of the Fund’s prime broker, Lehman Brothers International Europe (“LBIE”), being placed into administration on September 15, 2008. The Fund’s exposure to LBIE consists of short sale proceeds held by LBIE, and restricted long positions held at the Fund’s custodian, as collateral for such short sales. Until such time as the liability for short sales was settled and all restrictions were removed by LBIE and Lehman Brothers, Inc. (“LBI”), the Fund could not sell such restricted long positions and/or utilize the restricted cash balances to achieve the Fund’s investment objectives and/or meet Fund redemptions or other Fund obligations. In evaluating the services provided by the Adviser and the performance of the Fund, the Committee also considered Guggenheim’s efforts to resolve the issues with LBIE and LBI and to seek the release of the collateral by LBIE and LBI in conjunction with the potential settlement of LBIE’s claim. In addition, the Committee took into account information received from Guggenheim regarding the minimum assets required to manage the Fund’s assets consistent with the Fund’s investment objectives and the undertaking made by Guggenheim to assure adequate liquidity to meet Fund redemptions.

•	Floating Rate Strategies Fund: The returns of the Class A shares exceeded the median of its performance universe in both the one-year and three-month periods, ranking in the 19th and 32nd percentile, respectively. The Fund, which commenced operations on November 30, 2011, also outperformed its benchmark, the Credit Suisse Leveraged Loan Index for the one-year and three-month periods, according to information provided by Guggenheim.

•	High Yield Fund: While the returns of the Class A shares underperformed the median of its performance universe for the three-year period and ranked in the third quartile (72nd percentile), returns for the five-year period exceeded the performance universe median and ranked in the first quartile (4th percentile) and recent performance for the one-year period also ranked in the first quartile (3rd percentile). The Committee also noted information provided by Guggenheim that the Fund outperformed its benchmark, the Barclays Capital U.S. Corporate High Yield Index, for the five-year and one-year periods, but lagged the benchmark for the three-year period and that the current portfolio management team for the Fund began management in August 2012 and, since that time period, performance has ranked in the first quartile and has outperformed its benchmark. In light of the foregoing, the

[5]	Prior to September 30, 2013, Mainstream Investment Advisers, LLC (“Mainstream”) acted as sub-adviser to Alpha Opportunity Fund. Pursuant to an investment sub-advisory agreement, Mainstream furnished investment advisory services, supervised and arranged for the purchase and sale of securities on behalf of a portion of the assets of Alpha Opportunity Fund and provided for the compilation and maintenance of records pertaining to such investment advisory services, subject to the supervision of Security Investors and the Board of Directors of Security Equity Fund. Effective September 30, 2013, Mainstream resigned as sub-adviser to Alpha Opportunity Fund and Security Investors assumed all advisory obligations and responsibilities.

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OTHER INFORMATION (Unaudited) (continued)

Committee focused, in particular, on the Fund’s recent performance, including the one-year and three-month periods ended December 31, 2013, and, with respect to the latter, noted that the FUSE report ranked the Fund in the first quartile (1st percentile).

•	Investment Grade Bond Fund: The Fund’s Class A shares outperformed the performance universe median for the five- and three-year periods, ranking in the 46th and 8th percentile, respectively. The Committee also noted information provided by Guggenheim that the Fund outperformed its benchmark, the Barclays Capital U.S. Aggregate Index, for the five-year and three-year periods and that the current portfolio manager began management in August 2012 and, since that time, performance has been in the 1st quartile. The Committee considered that the FUSE report listed the Fund’s performance for the one-year and three-month periods in the 1st percentile and 4th percentile, respectively.

•	Large Cap Value Fund: The returns of the Class A shares exceeded the median of the performance universe for the five-year period, but underperformed the median for the three-year and one-year periods and ranked in the 49th percentile, 79th percentile and 55th percentile for the five-, three- and one-year periods, respectively. The Committee concluded that longer-term performance and other factors relevant to performance were sufficient to warrant continuation of the Advisory Agreement with respect to the Fund. In this regard, the Committee considered that the Adviser had taken steps designed to mitigate risks associated with the portfolio by enhancing the risk management and portfolio analytics processes. The Committee also noted the presentation provided by the Fund’s portfolio manager at the April Meeting, as requested by the Committee. The Committee took into account the portfolio management team’s view that market conditions over the past several years have posed challenges for disciplined, long-term value investors, the long-term investment process employed for the Fund remains effective and, importantly, Guggenheim’s senior personnel responsible for overseeing performance supported this view and expressed confidence in the team’s capabilities, noting that, according to Morningstar peer group rankings based on total returns as of March 31, 2014, the Fund ranked in the 1st quartile (18th percentile) for the year-to-date. In light of all of the foregoing, the Committee determined to consider a longer term performance track record as part of its assessment of Fund performance and took into account the additional performance metrics provided by Guggenheim, including information that, as of December 31, 2013, the Fund ranked in the 25th percentile of its peer group since inception (July 1, 2005) based on gross returns.

•	Macro Opportunities Fund: The returns of the Fund’s Class A shares ranked in the 13th and 1st percentile of its performance universe for the one-year and three-month periods, respectively, and outperformed the performance universe median for each of these periods. The Committee considered information provided by Guggenheim indicating that the Fund, which commenced operations on November 30, 2011, outperformed its benchmark, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, for the one-year and three-month periods ended December 31, 2013.

•	Mid Cap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year, three-year and one-year periods and ranked in the 83rd, 67th and 79th percentile for the five-year, three-year and one-year periods, respectively. The Committee concluded that longer-term performance and other factors relevant to performance were sufficient to warrant continuation of the Advisory Agreement with respect to the Fund. In this regard, the Committee considered that the Adviser had taken steps designed to mitigate risks associated with the portfolio by enhancing the risk management and portfolio analytics processes. The Committee also noted the presentation provided by the Fund’s portfolio manager at the April Meeting, as requested by the Committee. The Committee took into account the portfolio management team’s view that market conditions over the past several years have posed challenges for disciplined, long-term value investors, the long-term investment process employed for the Fund remains effective and, importantly, Guggenheim’s senior personnel responsible for overseeing performance supported this view and expressed confidence in the team’s capabilities, noting that, according to Morningstar peer group rankings based on total returns as of March 31, 2014, the Fund ranked in the 1st quartile (13th percentile) for the year-to-date. The Committee also noted Guggenheim’s statement that the underperformance is heavily influenced by the lagging performance in calendar year 2011 where growth and large cap stocks were rewarded over value and small cap. In light of all of the foregoing, the Committee determined to consider a longer term performance track record as a part of its assessment of Fund performance and, in this regard, noted that the FUSE report listed the Fund’s performance for the ten-year period ended December 31, 2013 in the 1st quartile (11th percentile) and that, according to Guggenheim, the Fund outperformed its benchmark over the same period and since inception.

•	Mid Cap Value Institutional: The Fund’s returns underperformed the performance universe median for the five-year, three-year and one-year periods and ranked in the 69th, 80th and 83rd percentile for the five-year, three-year and one-year periods, respectively. However, the Committee concluded that other factors relevant to performance were sufficient to warrant continuation of the Advisory Agreement with respect to the Fund. In this connection, the Committee considered the presentation provided by the Fund’s portfolio management team at the April Meeting, as requested by the Committee. The Committee also took into account the portfolio management team’s view that market conditions over the past several years have posed challenges for disciplined, long-term value investors, the long-term investment process employed for the Fund remains effective and, importantly, Guggenheim’s senior personnel responsible for overseeing performance supported this view and expressed confidence in the team’s capabilities, noting that, according to Morningstar peer group rankings based on total returns as of March 31, 2014, the Fund ranked in the 1st quartile (14th percentile) for the year-to-date.

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OTHER INFORMATION (Unaudited) (continued)

The Committee also noted Guggenheim’s statement that the underperformance is heavily influenced by the lagging performance in calendar year 2011 where growth and large cap stocks were rewarded over value and small cap stocks.

•	Municipal Income Fund: The Committee considered that Security Investors does not directly manage the investment portfolio but has delegated such duties to GPIM. Based on the information provided and the review of the Fund’s investment performance, the Committee concluded that Security Investors had appropriately reviewed and monitored GPIM’s investment performance as Sub-Adviser to the Fund.

•	Small Cap Value Fund: The returns of the Fund’s Class A shares exceeded the median of its performance universe for the five-year and three-year periods, ranking in the 6th and 45th percentile, respectively. The Committee also considered information provided by Guggenheim stating that the Fund’s performance exceeded its benchmark, the Russell 2000 Value Index, for the five-year and three-year periods ended December 31, 2013. The Committee also noted supplemental information provided by the Fund’s portfolio management team indicating that since inception (August 1, 2008), the Fund has ranked in the 1st percentile of its peer group based on gross returns.

•	StylePlus —Large Core: The Fund’s Class A shares underperformed the performance universe median for the five-year and three-year periods, ranking in the 78th and 93rd percentile, respectively. However, the Committee concluded that other factors relevant to performance were sufficient to warrant continuation of the Advisory Agreement with respect to the Fund, including that the Adviser had taken steps designed to help improve the Fund’s investment performance by implementing a strategy change along with a new portfolio management team. In this regard, the Committee considered that the Fund’s current portfolio management team assumed responsibility for management of the Fund on May 1, 2013. In light of the foregoing, the Committee took into account Guggenheim’s statement that the Fund’s performance has improved since the changes were implemented and that the Fund’s annualized net return for the period from May 1, 2013 through December 31, 2013 was 16.86%, as compared to the 17.43% return of the Fund’s benchmark, the S&P 500 Index, and outperformed the benchmark for the three-month period ended December 31, 2013. The Committee also considered that the FUSE report listed the Fund’s performance for the three-month period ended December 31, 2013 in the 1st quartile (25th percentile). Finally, the Committee noted that according to Morningstar peer group rankings based on total returns as of March 31, 2014, as provided by Guggenheim, the Fund ranked in the 1st quartile (14th percentile) for the year-to-date.

•	StylePlus —Mid Growth: The Fund’s Class A shares underperformed the performance universe median for the five-year and three-year periods, ranking in the 70th and 78th percentile, respectively. However, the Committee concluded that other factors relevant to performance were sufficient to warrant continuation of the Advisory Agreement with respect to the Fund, including that the Adviser had taken steps designed to help improve the Fund’s investment performance by implementing a strategy change along with a new portfolio management team. In this regard, the Committee considered that the Fund’s current portfolio management team assumed responsibility for management of the Fund on May 1, 2013. In light of the foregoing, the Committee took into account Guggenheim’s statement that the Fund’s performance has improved since the changes were implemented and that the Fund’s annualized net return for period from May 1, 2013 through December 31, 2013 was 19.88%, as compared to the 19.97% return of the Fund’s benchmark, the Russell Mid Cap Growth Index, and outperformed the benchmark for the three-month period ended December 31, 2013. The Committee also considered that the FUSE report listed the Fund’s performance for the three-month period ended December 31, 2013 in the 40th percentile. Finally, the Committee noted that according to Morningstar peer group rankings based on total returns as of March 31, 2014, as provided by Guggenheim, the Fund ranked in the 1st quartile (22nd percentile) for the year-to-date.

•	Total Return Bond Fund: The returns of the Fund’s Class A shares ranked in the 1st quartile (the 3rd and 4th percentile, respectively) of its performance universe for the one-year and three-month periods, respectively. The Committee considered information provided by Guggenheim indicating that the Fund, which commenced operations on November 30, 2011, outperformed its benchmark, the Barclays Capital U.S. Aggregate Index, as well as the Fund’s peer group average, for the one-year and three-month periods ended December 31, 2013.

•	World Equity Income Fund: The Fund’s Class A shares underperformed the performance universe median for the five-year and three-year periods, ranking in the 96th and 95th percentile, respectively. However, the Committee concluded that other factors relevant to performance were sufficient to warrant continuation of the Advisory Agreement with respect to the Fund, including that the Adviser had taken steps designed to help improve the Fund’s investment performance by implementing a strategy change along with a new portfolio management team in August 2013. Thus, the Committee took into account that according to Morningstar peer group rankings based on total returns as of March 31, 2014, as provided by Guggenheim, the Fund ranked in the 1st quartile (12th percentile) for the year-to-date and outperformed its benchmark, the MSCI World Index, over the same period.

After reviewing the foregoing and related factors, the Committee concluded, within the context of its overall conclusions regarding the Advisory Agreements, that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts relating to investment performance.

28	|	THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited) (continued)

Comparative Fees, Costs of Services Provided and the Profits Realized by the Investment Manager from its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee and total net expense ratio to the applicable peer group and compared each Fund’s total net expense ratio to its universe of funds for the various classes. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements) of the peer group of funds. In addition, the Committee considered each Fund’s advisory fee as compared to the advisory fee charged by the applicable Adviser to another fund with a similar investment objective and strategies, as applicable, noting that, in certain instances, the Adviser charges a lower advisory fee to other clients for which it provides comparable services. In this regard, the Committee considered Guggenheim’s explanation that lower fees are charged in certain instances due to numerous factors, including the scope of contract, types of investors, applicable regulation and legal structures, tax status, and for historical pricing reasons.

In further considering the comparative fee and expense data presented in the Contract Materials and addressed by Guggenheim, the Committee made the following observations:

•	Alpha Opportunity Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is below the median of its peer group (39th percentile) and the asset weighted total net expense ratio is in the third quartile (72nd percentile). In addition, the Adviser has entered into an expense limitation agreement with respect to the Fund.

•	Floating Rate Strategies Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (64th percentile) of its peer group and the asset weighted total net expense ratio is below the peer group median (36th percentile). In addition, the Adviser has entered into an expense limitation agreement with respect to the Fund.

•	High Yield Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is below the median of its peer group (41st percentile) and the asset weighted total net expense ratio is in the third quartile (63rd percentile). In addition, the Adviser has entered into an expense limitation agreement with respect to the Fund.

•	Investment Grade Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is at the 51st percentile of its peer group and the asset weighted total net expense ratio is in the fourth quartile (88th percentile). In addition, the Adviser has entered into an expense limitation agreement with respect to the Fund.

•	Large Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are each below the peer group median (at the 30th and 19th percentile, respectively). In addition, the Adviser has entered into an expense limitation agreement with respect to the Fund.

•	Macro Opportunities Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (89th percentile) of its peer group and the asset weighted total net expense ratio is in the third quartile (65th percentile). The Committee considered Guggenheim’s statement that the Fund is unique to its peer group in that it has a broader investment mandate with greater opportunistic flexibility. In this connection, the Committee noted that the Fund’s performance has been relatively strong. In addition, the Adviser has entered into an expense limitation agreement with respect to the Fund.

•	Mid Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (85th percentile) of its peer group and the asset weighted total net expense ratio is in the third quartile (72nd percentile). Although higher than median, the contractual advisory fee and the total net expense ratio for each class of shares was within a competitive range of the median of the peer group. For example, the Class A contractual advisory fee of 0.79% is 2 basis points above the peer group median and the total net expense ratio of 1.39% is 9 basis points above the peer group median.

•	Mid Cap Value Institutional Fund: The contractual advisory fee percentile rank is in the first quartile (17th percentile) of its peer group and the total net expense ratio is in the third quartile (67th percentile) of its peer group.

•	Municipal Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (8th percentile) of its peer group and the asset weighted total net expense ratio is in the 55th percentile. In addition, the Adviser has entered into an expense limitation agreement with respect to the Fund.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

OTHER INFORMATION (Unaudited) (continued)

•	Small Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (77th percentile) of its peer group and the asset weighted total net expense ratio is below the peer group median (43rd percentile). The Committee also considered that the Fund’s long-term performance has been strong. In addition, the Adviser has entered into an expense limitation agreement with respect to the Fund.

•	StylePlus —Large Core: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (67th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (92nd percentile). Although the total net expense ratio for each class is higher than its peer group median, the contractual advisory fee (0.75%), at four to five basis above the peer group median for each class, was deemed to be within a reasonable range.

•	StylePlus —Mid Growth: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (23rd percentile) and the asset weighted total net expense ratio is in the fourth quartile (93rd percentile) of its peer group. The Committee noted Guggenheim’s statement that the Fund’s total net expense ratio is slightly higher but comparable to its peer group average.

•	Total Return Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (63rd percentile) of its peer group and the asset weighted total net expense ratio is below the peer group median (28th percentile). In addition, the Adviser has entered into an expense limitation agreement with respect to the Fund.

•	World Equity Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is below the peer group median (45th percentile) and the Fund’s asset weighted total net expense ratio is in the fourth quartile (88th percentile) of its peer group.

With respect to the costs of services provided and profits realized by Guggenheim from its relationship with the Funds, the Committee reviewed a profit and loss statement for each Fund setting forth the revenues received from gross advisory fees, the expenses incurred in providing services to the Funds, the pre-tax operating margin and profitability rate and each Fund’s average assets for the twelve months ended December 31, 2012 and December 31, 2013, and information with respect to Guggenheim’s allocation methodologies used in preparing the profitability data.

The Committee considered other benefits available to each Adviser because of its relationship with the Funds and noted that Security Investors and GPIM may be deemed to benefit from arrangements whereby an affiliate, Rydex Fund Services, LLC, receives fees for: (i) performing certain administrative functions and bookkeeping, accounting and pricing functions for the Funds pursuant to a Fund Accounting and Administration Agreement; and (ii) acting as transfer agent for the Funds and performing all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications, and acting as the dividend disbursing agent pursuant to a Transfer Agency Agreement. The Committee reviewed the compensation arrangements for the provision of the foregoing services. The Committee also noted Guggenheim’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds. Based on all of the information provided and its review, the Committee determined that Guggenheim’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale to be Realized: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. In this connection, the Committee considered management’s view that Guggenheim continues to add system resources as required to develop its infrastructure in response to the growth in the firm’s assets and there is an opportunity to optimize economies of scale across the firm’s array of products and product lines. Therefore, although Guggenheim may be realizing economies of scale and efficiencies due to its growth, it is concurrently realizing new costs and expenses associated with investment in its infrastructure.

In addition, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund. The Committee also took into account Guggenheim’s statement that generally the Funds’ assets are not sufficiently large to warrant breakpoints, with only four Funds—Floating Rate Strategies Fund, Macro Opportunities Fund, Mid Cap Value Fund and Mid Cap Value Institutional Fund —having assets in excess of $500 million as of March 13, 2014. With respect to the four Funds noted, the Committee noted that none of the Funds had levels of profitability that were outliers and made the following observations:

•	Floating Rate Strategies Fund: The Adviser has entered into an expense limitation agreement with respect to the Fund. In addition, the Fund’s asset weighted total net expense ratio is below the peer group median (36th percentile).

30	|	THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited) (concluded)

•	Macro Opportunities Fund: The Fund is relatively new and the Adviser has entered into an expense limitation agreement with respect to the Fund. Although the contractual advisory fee is in the fourth quartile of its peer group, the total net expense ratio is competitive with the peer group median. In addition, as noted, the Committee considered Guggenheim’s statement that the Fund is unique to its peer group in that it has a broader investment mandate with greater opportunistic flexibility.

•	Mid Cap Value Fund: The Fund’s contractual advisory fee is in line with the peer group median and the total net expense ratio is competitive with the peer group median.

•	Mid Cap Value Institutional Fund: The Fund’s contractual advisory fee ranks in the first quartile (17th percentile) of its peer group and the total net expense ratio is competitive with the peer group median.

The Committee determined that the advisory fee structure for the Funds was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by GPIM (referred to in this discussion as the “Sub-Adviser”), the Committee considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to Municipal Income Fund. The Committee also considered the information provided by the Sub-Adviser concerning the Sub-Adviser’s investment practices and techniques, risk management processes, compliance policies and procedures, brokerage allocation, best execution and trade allocation, among other things. With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, the Committee recalled the review of certain unaudited financial information concerning GPIMH by the Chief Financial Officer of Guggenheim Investments.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of the Sub-Adviser’s quality of performance of its duties through Board meetings, discussions and reports throughout the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve Municipal Income Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.

Investment Performance: The Committee considered that the returns of the Fund’s Class A shares exceeded the median of its performance universe for the five-year period and underperformed the median for the three-year period and ranked in the 1st percentile and 82nd percentile, respectively. The Committee took into account information provided by Guggenheim stating that the Fund’s performance for the periods ended December 31, 2013 outperformed the Fund’s benchmark, the Barclays Capital U.S. Municipal Long Bond Index, for the one-year and three-month periods, lagged the benchmark for the three-year period and outperformed the benchmark for the five-year period. In light of the foregoing, the Committee also noted that the FUSE report listed the Fund’s performance for the three-month period ended December 31, 2013 in the 1st quartile (9th percentile). In addition, the Committee considered Guggenheim’s statement that the Fund was converted from a closed-end fund in January 2012 and since the conversion has outperformed its benchmark.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from its Relationship with the Fund: The Committee reviewed the level of sub-advisory fees payable to GPIM, noting that the fees would be paid by Security Investors and do not impact the fees paid by the Fund. The Committee also compared the sub-advisory fee paid by the Adviser to the Sub-Adviser to the fees charged by the Sub-Adviser to other clients including other registered investment companies.

Economies of Scale to be Realized: The Committee recognized that, because the Sub-Adviser’s fees would be paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale to be Realized” above.)

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Agreements is in the best interests of each Fund. In reaching this conclusion, no single factor was determinative and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional 12-month term.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

		Term of Office		Number of Portfolios in
Name, Address* and Year of Birth	Position(s) Held with the Trust	and Length of Time Served**	Principal Occupation(s) During Past Five Years	Fund Complex Overseen	Other Directorships Held by Trustees

INDEPENDENT TRUSTEES

Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	92	Current: Trustee, Purpose, Inc. (2014-present).

Donald A. Chubb, Jr. (1946)	Trustee and Vice Chairman of the Board	Since 1994	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc.(1997-present).	88	None.

Jerry B. Farley (1946)	Trustee and Vice Chairman of the Audit Committee	Since 2005	Current: President, Washburn University(1997-present).	88	Current: Westar Energy, Inc. (2004-present);Core First Bank & Trust(2000-present).

Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and President, Roman Friedrich & Company (1998-present).	88	Current: Zincore Metals, Inc. (2009-present).
			Former: Senior Managing Director, MLV & Co. LLC (2010-2011).		Former: Mercator Minerals Ltd. (2013-2014); First. Americas Gold Corp.(2012-2014); Blue Sky Uranium Corp. (2011-2012);Axiom Gold and Silver Corp. (2011-2012);Stratagold Corp.(2003-2009); GFM Resources Ltd. (2005-2010).

Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2014	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	88	Current: Peabody Energy Company (2003-present);GP Natural Resource Partners, LLC (2002- present).

Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Nyberg & Cassioppi, LLC(2000-present). Former: Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	94	Current: Edward-Elmhurst Healthcare System(2012-present).

Maynard F. Oliverius (1943)	Trustee and Vice Chairman of the Contracts Review Committee	Since 1998	Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	88	None.

Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014	Current: Portfolio Consultant (2010-present).	91	Former: Bennett Group of Funds (2011-2013).
			Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management(1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999);Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).
INTERESTED TRUSTEE

Donald C. Cacciapaglia*** (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments(2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	220	Current: Delaware Life(2013-present); Guggenheim Life and Annuity Company(2011-present); Paragon Life Insurance Company of Indiana(2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850
**	Each Trustee serves an indefinite term, until his successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of his position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

32	|	THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years

OFFICERS

Joseph M. Arruda (1966)	Assistant Treasurer	Since 2010	Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

William H. Belden, III (1965)	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).

Mark J. Furjanic (1959)	Assistant Treasurer	Since 2014	Current: Vice President, Guggenheim Investments (2005-present); Assistant Treasurer, certain other funds in the Fund Complex (2008-present). Former: Senior Manager, Ernst & Young LLP (1999-2005).
James Howley (1972)	Assistant Treasurer	Since 2014	Current: Director, Guggenheim Investments (2004-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Amy J. Lee (1961)	Vice President and Chief Legal Officer	Since 1987 (Secretary) Since 2007 (Vice President)	Current: Chief Legal Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (April 2014-present); Associate, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).

Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012	Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC(2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Alison Santay (1974)	AML Officer	Since 2013	Current: AML Officer, certain other funds in the Fund Complex (2010-present); Director and AML Officer, Rydex Fund Services, LLC (2010-present); AML Officer, Security Investors, LLC (2010-present); Director, Shareholder Risk and Compliance, Rydex Fund Services, LLC (2004-present).

Former: AML Officer, Guggenheim Distributors, LLC (2013-March 2014).

Kimberly Scott (1974)	Assistant Treasurer	Since 2014	Current: Vice President, Guggenheim Investments (2012-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (April 2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer	Since 2014	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex(2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex(2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Security Distributors, Inc., Guggenheim Partners Investment Managers, LLC, and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

34	|	THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited) (concluded)

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

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9.30.2014

Guggenheim Funds Annual Report

Guggenheim Capital Stewardship Fund

SBCAP-ANN-0914x0915	guggenheiminvestments.com

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Distributed by Guggenheim Funds Distributors, LLC. GI-GOGREEN-0414 x0415 #12604

DEAR SHAREHOLDER	2

ECONOMIC AND MARKET OVERVIEW	3

ABOUT SHAREHOLDERS’ FUND EXPENSES	4

CAPITAL STEWARDSHIP FUND	6

NOTES TO FINANCIAL STATEMENTS	13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	17

OTHER INFORMATION	18

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	23

GUGGENHEIM INVESTMENTS PRIVACY POLICIES	25

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2014

Dear Shareholder:

Guggenheim Partners Investment Management (the “Investment Adviser”) is pleased to present the annual shareholder report for the Guggenheim Capital Stewardship Fund (the “Fund”) for the abbreviated annual period ended September 30, 2014.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, (“Guggenheim”) a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Manager’s Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President
October 31, 2014

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

There can be no assurance that any investment product will achieve its investment objective(s). There are risks associated with investing, including the entire loss of principal invested. Investing involves market risks. The investment return and principal value of any investment product will fluctuate with changes in market conditions.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2014

Despite market volatility rising in October, for the year ended September 30, data on everything from hiring to housing conveys that the U.S. economy is firing on all cylinders. Overcoming a first-quarter weather-related soft patch, second-quarter GDP was revised upward to 4.6%, led by business investment. Durable goods orders surged over the summer and consumer confidence was at multi-year highs, despite a lower reading for the last part of the period. With tailwinds for economic growth gathering, we could see a strong third quarter GDP reading.

September’s addition of 248,000 non-farm payroll jobs was, on the surface, at least a strong figure and certainly not something to be discounted. However, investor optimism about the report, which also showed the unemployment rate falling to 5.9%—its lowest level since 2008—masked the fact that average hourly earnings were unchanged. Economic data late in the period included disappointing factory orders, poor construction spending, and weaker-than-expected ISM manufacturing data. The most recent decline in the U.S. Conference Board Consumer Confidence Index was worrisome.

The U.S. economy is certainly doing well enough to suggest higher interest rates ahead. With quantitative easing ending in the U.S. in October 2014 and the Fed preparing investors for a higher federal funds rate, the stage is set for U.S. interest rates to move higher. However, our view is that, despite a strengthening U.S. economy, the greater risk is that interest rates head lower in the near term.

Following the “taper tantrum” last year, before rates were able to reach historical norms, the average rate on a 30-year mortgage spiked almost a full percentage point in two months—the sharpest rise since the late 1990s—resulting in an abrupt housing slowdown, which slowed the U.S. economy materially.

In addition, U.S. Treasury yields are still materially higher than those in any other developed market. The spread between 10-year U.S. Treasuries and comparable German bunds reached 157 basis points in September, its widest level since 1999, and the spread between 10-year Treasuries and 10-year Japanese government bonds was recently 189 basis points. With developments in the Middle East increasingly troubling and turbulence continuing elsewhere from Ukraine to Hong Kong, the relative price value of U.S. government bonds versus other safe haven investments should continue to be a factor keeping U.S. interest rates low.

International economic data remain weak. Euro zone economic confidence is falling as the entire region continues to battle below-target inflation. At the start of September, the European Central Bank cut interest rates and signaled their intent to launch a program to purchase asset-backed securities and covered bonds to stimulate the dismal economy. In Japan, retail sales fell month-over-month in August, while industrial production falters.

Economic data around the world confirms our view that central banks are likely to renew efforts to force liquidity into the global financial system, which in turn further supports our positive outlook for risk assets. However, positive returns are unlikely without volatility. While markets continue to rally, gains are becoming more grudging. The upward momentum in U.S. stocks has deteriorated meaningfully while credit spreads, specifically high-yield spreads, have widened significantly over the past number of weeks. While the bull market trend remains intact, as the appreciation in risk assets continues it becomes more likely that this ageing advance will, at some point, experience a correction.

For the year ended September 30, 2014, the return of the Standard & Poor’s 500® Index* (“S&P 500”) was 19.73%. The Barclays U.S. Aggregate Bond Index* returned 3.96% for the year, while the Barclays U.S. Corporate High Yield Index* returned 7.20%. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index* returned 0.05%. The MSCI World Index* returned 12.22%, while the MSCI Emerging Markets Index* returned 4.30%.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Barclays U.S. Corporate High Yield Index covers the universe of dollar denominated, fixed rate, non-investment grade debt, taxable corporate debt.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index (Net) is calculated with net dividends reinvested. It is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

S&P 500® Index is a market-weighted stock market index comprised of the stocks of 500 U.S. corporations; the index is owned and maintained by Standard & Poor’s.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2014 and ending September 30, 2014.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account value	Paid During
	Ratio[1]	Return	March 31, 2014	September 30, 2014	Period[2]

Table 1. Based on actual Fund return[3]
Capital Stewardship Fund[4]
Institutional Class	1.24%	-0.84%	$1,000.00	$ 991.60	$0.07

Table 2. Based on hypothetical 5% return (before expenses)
Capital Stewardship Fund[4]
Institutional Class	1.24%	5.00%	$1,000.00	$1,018.85	$6.28

[1]	Annualized.
[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
[3]	Actual cumulative return at net asset value for the period September 26, 2014 to September 30, 2014.
[4]	Since the commencement of operations: September 26, 2014. Due to the limited length of Class operations, current expense ratios may not be indicative of future expense ratios. Expenses paid based on actual fund return are calculated using 2 days from the commencement of operations. Expenses paid based on the hypothetical 5% return are calculated using 183 days.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2014

To Our Shareholders

Guggenheim Capital Stewardship Fund (the “Fund”) is managed by a team of seasoned professionals led by B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer and Portfolio Manager; Farhan Sharaff, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Jayson Flowers, Senior Managing Director and Head of Equity and Derivative Strategies, and Portfolio Manager; and Peter Derby, Portfolio Manager at Concinnity Partners, LP, an unaffiliated Sub-adviser (the “Sub-adviser”) to the Fund. In the following paragraphs, they discuss the Fund for the fiscal year ended September 30, 2014.

For the abbreviated fiscal Period ended September 30, 2014 (the “Period”), the Guggenheim Capital Stewardship Fund Institutional Shares returned -0.84%, compared with the -0.52% return of its benchmark, the S&P 500 Index. The Fund’s inception date was September 26, 2014.

The Fund’s investment objective is to seek long-term capital appreciation. It pursues its investment objective by investing in equity securities that the Fund believes will provide attractive long-term returns relative to the S&P 500 Index.

Guggenheim Partners Investment Management, LLC, the Fund’s adviser (the “Investment Adviser or Manager”), and Concinnity Advisors, LP, the Fund’s sub-adviser (the “Sub-Adviser”), believe that companies that successfully implement multi-stakeholder management systems are generally better positioned to create sustained long-term value for their shareholders than competing companies that do not implement such systems. The Investment Adviser and Sub-Adviser believe that companies implementing such systems do so by aligning the interests of all of a company’s core stakeholders, including investors, customers, employees, business partners and communities in which a company does business.

To identify an initial universe of companies that it believes have exemplary multi-stakeholder management systems, the Sub-Adviser uses its proprietary research methodology system, which seeks to identify the components of those management systems, including, but not limited to: (1) customer loyalty; (2) employee engagement, as demonstrated by high levels of loyalty; (3) efficient use of “intangible” assets; and (4) high supplier loyalty, as demonstrated by the maturity of supply chain activities and community engagement.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

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THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2014

CAPITAL STEWARDSHIP FUND

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Total Returns*
Period Ended September 30, 2014

Since Inception
(09/26/14)

Institutional Class Shares	-0.84%

S&P 500 Index	-0.52%

Inception Date:

Institutional Class	September 26, 2014

Ten Largest Holdings (% of Total Net Assets)

Apple, Inc.	4.6%
International Business Machines Corp.	3.1%
Clorox Co.	2.4%
Wells Fargo & Co.	2.4%
PNC Financial Services Group, Inc.	2.4%
Medtronic, Inc.	2.3%
Agilent Technologies, Inc.	2.3%
United Parcel Service, Inc. — Class B	2.3%
Simon Property Group, Inc.	2.3%
Ford Motor Co.	2.3%

Top Ten Total	26.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2014
CAPITAL STEWARDSHIP FUND

	SHARES	VALUE

COMMON STOCKS† - 99.6%

CONSUMER, NON-CYCLICAL - 19.0%
Clorox Co.	53,289	$5,117,876
Medtronic, Inc.	78,972	4,892,315
Baxter International, Inc.	64,169	4,605,409
Pfizer, Inc.	140,043	4,141,071
Constellation Brands, Inc. — Class A*	40,969	3,570,858
Merck & Company, Inc.	55,271	3,276,465
Johnson & Johnson	28,951	3,085,887
Coca-Cola Enterprises, Inc.	58,964	2,615,643
Becton Dickinson and Co.	19,990	2,275,062
Procter & Gamble Co.	15,836	1,326,107
PepsiCo, Inc.	13,854	1,289,669
Colgate-Palmolive Co.	19,373	1,263,507
Laboratory Corporation of America Holdings*	11,826	1,203,296
Automatic Data Processing, Inc.	13,297	1,104,715

Total Consumer, Non-cyclical		39,767,880

TECHNOLOGY - 19.0%
Apple, Inc.	96,372	9,709,479
International Business Machines Corp.	33,820	6,420,051
SanDisk Corp.	45,148	4,422,246
Texas Instruments, Inc.	84,807	4,044,446
Intel Corp.	109,287	3,805,373
KLA-Tencor Corp.	31,598	2,489,291
Seagate Technology plc	37,725	2,160,511
salesforce.com, Inc.*	23,554	1,355,062
Applied Materials, Inc.	59,235	1,280,068
Xilinx, Inc.	29,752	1,259,997
NVIDIA Corp.	61,354	1,131,981
QUALCOMM, Inc.	11,464	857,163
Intuit, Inc.	9,440	827,416

Total Technology		39,763,084

FINANCIAL - 13.5%
Wells Fargo & Co.	98,538	5,111,166
PNC Financial Services Group, Inc.	58,241	4,984,266
Simon Property Group, Inc.	29,491	4,848,910
American Express Co.	41,045	3,593,079
Aflac, Inc.	61,576	3,586,802
Prudential Financial, Inc.	29,368	2,582,622
M&T Bank Corp.	17,504	2,158,068
U.S. Bancorp	29,993	1,254,607

Total Financial		28,119,520

INDUSTRIAL - 12.5%
Agilent Technologies, Inc.	85,701	4,883,242
United Parcel Service, Inc. — Class B	49,620	4,877,149
Deere & Co.	57,645	4,726,314
General Electric Co.	126,909	3,251,409
Union Pacific Corp.	29,952	3,247,396
FedEx Corp.	11,922	1,924,807
Littelfuse, Inc.	16,695	1,422,080
Waters Corp.*	11,721	1,161,786
Ball Corp.	11,129	704,132

Total Industrial		26,198,315

CONSUMER, CYCLICAL - 11.8%
Ford Motor Co.	322,423	4,768,636
Marriott International, Inc. — Class A	67,435	4,713,707
Delphi Automotive plc	52,813	3,239,549
Costco Wholesale Corp.	22,969	2,878,475
Southwest Airlines Co.	79,796	2,694,711
AutoZone, Inc.*	3,852	1,963,210
TRW Automotive Holdings Corp.*	12,749	1,290,836
Wyndham Worldwide Corp.	14,561	1,183,227
WABCO Holdings, Inc.*	11,142	1,013,365
Lear Corp.	10,458	903,676

Total Consumer, Cyclical		24,649,392

ENERGY - 11.8%
Marathon Petroleum Corp.	49,929	4,227,488
Devon Energy Corp.	50,406	3,436,681
Hess Corp.	36,019	3,397,312
Valero Energy Corp.	67,511	3,123,734
EOG Resources, Inc.	30,638	3,033,775
Anadarko Petroleum Corp.	29,332	2,975,438
Chevron Corp.	18,677	2,228,540
Nabors Industries Ltd.	96,103	2,187,304

Total Energy		24,610,272

UTILITIES - 5.8%
NextEra Energy, Inc.	39,738	3,730,603
Northeast Utilities	81,095	3,592,509
PG&E Corp.	41,061	1,849,387
Sempra Energy	15,044	1,585,337
Consolidated Edison, Inc.	25,321	1,434,688

Total Utilities		12,192,524

COMMUNICATIONS - 3.8%
AT&T, Inc.	90,864	3,202,047
Verizon Communications, Inc.	51,638	2,581,384
Cisco Systems, Inc.	83,194	2,093,993

Total Communications		7,877,424

BASIC MATERIALS - 2.4%
Praxair, Inc.	31,246	4,030,734
Nucor Corp.	19,054	1,034,251

Total Basic Materials		5,064,985

Total Common Stocks
(Cost $210,026,813)		208,243,396

SHORT TERM INVESTMENTS†- 0.9%
Dreyfus Treasury Prime
Cash Management Fund	1,877,082	1,877,082

Total Short Term Investments
(Cost $1,877,082)		1,877,082

Total Investments - 100.5%
(Cost $211,903,895)		$210,120,478

Other Assets & Liabilities, net - (0.5)%		(1,105,974)

Total Net Assets - 100.0%		$209,014,504

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

CAPITAL STEWARDSHIP FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2014

ASSETS:
Investments, at value
(cost $211,903,895)	$210,120,478
Receivables:
Dividends	15,807

Total assets	210,136,285

LIABILITIES:
Payable for:
Fund shares redeemed	1,107,439
Management fees	10,432
Fund accounting/administration fees	1,101
Transfer agent/maintenance fees	67
Trustees’ fees*	38
Miscellaneous	2,704

Total liabilities	1,121,781

NET ASSETS	$209,014,504

NET ASSETS CONSIST OF:
Paid in capital	$210,796,457
Undistributed net investment income	1,464
Accumulated net realized gain on investments	—
Net unrealized depreciation on investments	(1,783,417)

Net assets	$209,014,504

INSTITUTIONAL CLASS:
Net assets	$209,014,504
Capital shares outstanding	8,431,483
Net asset value per share	$24.79

STATEMENT OF OPERATIONS

Period Ended September 30, 2014**

INVESTMENT INCOME:
Dividends	$15,807

Total investment income	15,807

EXPENSES:
Management fees	10,432
Transfer agent/maintenance fees	67
Fund accounting/administration fees	1,101
Professional fees	1,740
Trustees’ fees*	38
Custodian fees	33
Miscellaneous	932

Total expenses	14,343

Net investment income	1,464

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	—

Net realized gain	—

Net change in unrealized appreciation
(depreciation) on:
Investments	(1,783,417)

Net change in unrealized appreciation
(depreciation)	(1,783,417)

Net realized and unrealized loss	(1,783,417)

Net decrease in net assets resulting
from operations	$(1,781,953)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Since commencement of operations: September 26, 2014.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CAPITAL STEWARDSHIP FUND

STATEMENT OF CHANGES IN NET ASSETS

Period Ended
September 30,
2014[a]

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,464
Net realized gain on investments	—
Net change in unrealized appreciation (depreciation) on investments	(1,783,417)

Net decrease in net assets resulting from operations	(1,781,953)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	297,903,896
Cost of shares redeemed	(87,107,439)

Net increase from capital share transactions	210,796,457

Net increase in net assets	209,014,504

NET ASSETS:
Beginning of period	—

End of period	$209,014,504

Undistributed net investment income at end of period	$1,464

CAPITAL SHARE ACTIVITY:
Shares sold	11,928,585
Shares redeemed	(3,497,102)

Net increase in shares	8,431,483

a Since commencement of operations: September 26, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

CAPITAL STEWARDSHIP FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Period Ended
September 30,
Institutional Class	2014 [a]

Per Share Data
Net asset value, beginning of period	$25.00

Income (loss) from investment operations:
Net investment income (loss)[b]	— [c]
Net gain (loss) on investments (realized and unrealized)	(.21)

Total from investment operations	(.21)

Net asset value, end of period	$24.79

Total Return[d]	(0.84% )

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$209,015

Ratios to average net assets:
Net investment income (loss)	0.13%
Total expenses	1.24%

Portfolio turnover rate	—

[a]	Since commencement of operations: September 26, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Net investment income is less than $0.01 per share.
[d]	Total return does not reflect the impact of any applicable sales charge and has not been annualized.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as a non-diversified, open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of four separate classes of shares, A-Class shares, B-Class shares, C-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. Prior to February 22, 2011, the maximum sales charge was 5.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. B-Class shares were offered without a front-end sales charge, but were subject to a CDSC of up to 5% for five years and convert to A-Class shares after eight years. Effective January 4, 2010, subscriptions for B-Class shares are no longer accepted. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. Institutional Class shares are offered without a front-end sales charge or a CDSC. At September 30, 2014, the Trust consisted of eighteen Funds.

This report covers the Capital Stewardship Fund (the “Fund”). As of September 30, 2014, only Institutional Class shares of the Fund were offered for subscription.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

Concinnity Advisors, LP (the “Sub-Adviser”) serves as the sub-adviser to the Fund and is responsible for the day-to-day management of the Fund’s portfolio.

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of a fund is calculated by dividing the market value of the fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the fund.

A. The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) obtaining general information as to how these securities and assets trade; and (ii) obtaining other information and considerations, including current values in related markets.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

NOTES TO FINANCIAL STATEMENTS (continued)

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

D. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

E. Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the period ended September 30, 2014, there were no earnings credits received.

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

F. Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.90% of the average daily net assets of the Fund.

RFS provides transfer agent services to the Fund for fees calculated at the rates below, which are assessed to the applicable class of the Fund. For these services, RFS receives the following:

Annual charge per account	$5.00 – $8.00
Transaction fee	$0.60 – $1.10
Minimum annual charge per Fund†	$25,000
Certain out-of-pocket charges	Varies

†	Not subject to Fund during first twelve months of operations.

RFS also acts as the administrative agent for the Fund, and as such performs administrative functions and the bookkeeping, accounting and pricing functions for the Fund. For these services, RFS receives 0.095% of the average daily net assets of the Fund. The minimum annual charge for fund accounting/administrative fees is $25,000.

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Fund has adopted Distribution Plans related to the offering of A-Class, B-Class and C-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class shares and 1.00% of the average daily net assets of the Fund’s B-Class and C-Class shares. At September 30, 2014, only the Institutional Class shares of the Fund were offered for subscription.

Certain trustees and officers of the Trust are also officers of GI, RFS and GFD.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

3. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The following table summarizes the inputs used to value the Fund’s net assets at September 30, 2014:

	Level 1	Level 2	Level 3
	Investments	Investments	Investments
	In Securities	In Securities	In Securities	Total

Assets
Capital Stewardship Fund	$210,120,478	$ —	$ —	$210,120,478

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

4. Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010, and simplified some of the tax provisions applicable to regulated investment companies, the tax reporting to their shareholders and improved the tax efficiency of certain fund structures. The greatest impact to the disclosure in the financial reports for the Fund was on the treatment of net capital losses, effective for tax years beginning after December 22, 2010. However, the Fund did not incur or carry forward any capital losses for the year ended September 30, 2014.

The Fund did not make any distributions during its initial year ended September 30, 2014.

The tax character of distributable earnings/(accumulated losses) at September 30, 2014, was as follows:

	Undistributed	Undistributed	Accumulated	Net Unrealized	Total
	Ordinary	Long-Term	Capital and	Appreciation/	Accumulated
Fund	Income	Capital Gain	Other Losses	(Depreciation)	Earnings/(Deficit)

Capital Stewardship Fund	$1,464	$ —	$ —	$(1,783,417)	$(1,781,953)

The Fund had no permanent book/tax differences which impact net investment income or net realized gain/(loss) for the year ended September 30, 2014.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

NOTES TO FINANCIAL STATEMENTS (concluded)

At September 30, 2014, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net	Net Unrealized
	Tax	Unrealized	Unrealized	Unrealized	Gain/(Loss)
Fund	Cost	Gain	Loss	Gain/(Loss)	Derivatives

Capital Stewardship Fund	$211,903,895	$383,828	$(2,167,245)	$(1,783,417)	$ —

5. Securities Transactions

For the period ended September 30, 2014, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales

Capital Stewardship Fund	$210,026,813	$ —

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Guggenheim Funds Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guggenheim Capital Stewardship Fund (one of the series constituting the Guggenheim Funds Trust) (the “Fund”) as of September 30, 2014, and the related statement of operations, statement of changes in net assets, and the financial highlights for the period September 26, 2014 (commencement of operations) through September 30, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Guggenheim Capital Stewardship Fund (one of the Series constituting the Guggenheim Funds Trust) at September 30, 2014, and the results of its operations, the changes in its net assets, and its financial highlights for the period September 26, 2014 (commencement of operations) through September 30, 2014 in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
November 25, 2014

THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

330 Madison Avenue
10th Floor
New York, NY 10017
(Headquarters)

Four Irvington Centre
805 King Farm Boulevard
Suite 600
Rockville, MD 20850

9401 Indian Creek Parkway
40 Corporate Woods
Suite 850
Overland Park, KS 66210

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited) (continued)

Distributor change

Effective March 3, 2014, Guggenheim Distributors, LLC (“GD”), the distributor for shares of the Funds was consolidated into and with Guggenheim Funds Distributors, LLC (“GFD”). Following the consolidation, GFD serves as the Funds’ distributor.

GD and GFD are both indirect, wholly-owned subsidiaries of Guggenheim Capital, LLC and, therefore, the consolidation will not result in a change of actual control of the Funds’ distributor. The primary goal of the consolidation is to achieve greater operational efficiencies and allow all of the Guggenheim funds, including funds that are not series of the Trusts, to be distributed by a single distributor.

The consolidation is not expected to affect the day-to-day management of the Funds or result in any material changes to the distribution of the Funds, including any changes to the distribution fees paid by the Funds.

Guggenheim Funds Trust

Guggenheim Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on November 8, 2013, is registered with the Securities and Exchange Commission (“SEC”) as an investment company. The Trust is an open-end management investment company that, upon the demand of the investor, must redeem its shares and pay the investor the next calculated NAV. The Guggenheim Enhanced World Equity Fund (“Enhanced World Equity Fund”), Guggenheim Large Cap Value Fund (“Large Cap Value Fund”), Guggenheim Mid Cap Value Fund (“Mid Cap Value Fund”), Guggenheim Mid Cap Value Institutional Fund (“Mid Cap Value Institutional Fund”), Guggenheim Small Cap Value Fund (“Small Cap Value Fund”), Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”), Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”) and Guggenheim World Equity Income Fund (“World Equity Income Fund”) (collectively, the “Funds”) were previously series (the “Predecessor Funds”) of Security Equity Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund (the “Predecessor Corporations”), different registered open-end investment companies, which were organized as Kansas corporations. In January 2014, at special meetings of shareholders, the shareholders of each Predecessor Fund approved the reorganization of each Predecessor Fund with and into a corresponding “shell” series of the Trust. The shell series of the Trust succeeded to the accounting and performance histories of the Predecessor Funds. Any such historical information provided for a series of the Trust that relates to periods prior to January 28, 2014, therefore, is that of the corresponding Predecessor Fund.

Effective January 28, 2014, the Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”), Guggenheim High Yield Fund (“High Yield Fund”), Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”), Guggenheim Limited Duration Fund (“Limited Duration Fund”), Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”), Guggenheim Municipal Income Fund (“Municipal Income Fund”), and Guggenheim Total Return Bond Fund (“Total Return Bond Fund”), which were series of Security Income Fund, a Kansas corporation, reorganized with and into corresponding series of Guggenheim Funds Trust, a Delaware Statutory Trust (each, a “Reorganization”). Upon completion of each Reorganization, the respective share classes of each Fund assumed the performance, financial and other historical information of those of the corresponding predecessor fund.

At a meeting of shareholders held on January 8, 2014, shareholders of the Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”) approved the reorganization of the Fund from a Kansas corporation to a Delaware statutory trust. After the close of business on September 23, 2014, the Fund, which is a series of Security Equity Fund, a Kansas corporation, will reorganize with and into a corresponding “shell” fund (the “New Fund”), which is a series of Guggenheim Funds Trust, a Delaware statutory trust. Upon completion of the Reorganization, shareholders of the Fund will own shares of the New Fund that are equal in number and in value to the shares of the Fund that were held by those shareholders immediately prior to the closing of the Reorganization. In addition, the New Fund will assume the performance, financial and other historical information of that of the Fund. Once the Reorganization is completed, the Fund will no longer be offered as a series of Security Equity Fund.

Board Considerations Regarding Approval of Investment Advisory Agreement — Guggenheim Capital Stewardship Fund

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is authorized to issue an unlimited number of shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets (each, a “Fund” and collectively, the “Funds”). On August 20, 2014, Guggenheim Partners Investment Management, LLC (“GPIM” or the “Adviser”), an indirect subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm (“Guggenheim Partners”), was approved to serve as the investment adviser to Guggenheim Capital Stewardship Fund (the “New Fund”), a new series of the Trust, pursuant to an investment advisory agreement between the Trust and GPIM, with respect to the New Fund (the “Investment Advisory Agreement”). (Guggenheim Partners, GPIM and its affiliates may be referred to herein together as “Guggenheim.”) Under the supervision of the Board of Trustees of the Trust (the “Board” and the members individually, “Trustees”), GPIM regularly provides (or oversees the provision of) investment research, advice and supervision, a continuous investment program and the purchase and sale of securities and other

THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

OTHER INFORMATION (Unaudited) (continued)

investments for various Funds’ portfolios. GPIM will provide those same services to the New Fund. Under the terms of the Investment Advisory Agreement, GPIM also is responsible for overseeing the activities of Concinnity Advisors, LP (“Concinnity” or the “Sub-Adviser”) with respect to Concinnity’s service as investment sub-adviser to the New Fund, pursuant to an investment sub-advisory agreement between GPIM and Concinnity (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”).

The 1940 Act, provides, in substance, that an investment advisory agreement between a fund and its investment adviser may be entered into only if it is approved, and may continue in effect from year to year after an initial two-year period only if its continuance is approved at least annually, by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons,” as defined by the 1940 Act, of the fund, cast in person at a meeting called for the purpose of considering such approval. At a meeting held in person on August 20, 2014 (the “August Meeting”), the Trustees who are not “interested persons” of the Trust (collectively, the “Independent Trustees”) met separately from Guggenheim to consider the approval of the Advisory Agreements. As part of its review process, the Independent Trustees were represented by independent legal counsel (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Independent Trustees various factors relevant to the consideration of the Advisory Agreements and the legal responsibilities of the Trustees related to such consideration and assisted the Independent Trustees in their deliberations.

The Trustees, including the Independent Trustees, discussed the Advisory Agreements in light of the regulatory requirements and criteria and assessed information concerning the New Fund’s proposed fees and expenses, investment objective and policies, investment strategies and models, portfolio construction process, strategy performance and portfolio management team, among other things. For this purpose, management updated and supplemented materials previously provided to the Board in connection with the consideration of the investment advisory agreements between GPIM and the Trust, with respect to those series of the Trust for which GPIM serves as investment adviser and which were included in the contract renewal proposals considered by the Board in April and May 2014 (“Contract Renewal”). Among other things, GPIM provided a schedule showing the New Fund’s advisory fees compared to advisory fees charged by GPIM to other funds and to other non-fund clients with similar investment objectives to the New Fund, a statement as to whether GPIM charges a lower advisory fee to any other client for which it provides comparable services, and if so, an explanation as to why, and peer group comparisons of the proposed contractual advisory fee and total net expense ratio, as set forth in a report prepared by an independent, third party research provider, FUSE Research Networks LLC (“FUSE”).

The Board also considered the variety of written materials, reports and oral presentations it received throughout the year, including information regarding performance and operating results of other registered investment companies or series thereof for which GPIM serves as investment adviser or sub-adviser. In addition, Guggenheim made a presentation at the August Meeting which addressed areas identified for discussion by Independent Legal Counsel and, among other things, provided information about Guggenheim’s short-term and long-term business plans with respect to the New Fund.

The Board considered management’s proposal that the assets of Guggenheim Concinnity Master Strategy Fund, SPC, a Cayman Islands exempted segregated portfolio company which relies on the exclusion from the definition of an “investment company” provided by Section 3(c)(7) of the 1940 Act (the “Predecessor Fund”) and for which GPIM serves as investment adviser and Concinnity is the sub-adviser, be reorganized with and into the New Fund (the “Reorganization”). In this connection, the Board noted that the Predecessor Fund is a master fund in a set of unregistered offshore and domestic master-feeder funds (collectively, the “Private Funds”), which have bank investors. The Board also noted that the investors issue notes that provide coupon payments based on the after-tax return of the Private Funds and that the notes, in turn, are held by a single holder affiliated with Guggenheim. In this respect, the Board took into account that the Reorganization would enable the bank investors and noteholder to continue to benefit from the strategies currently offered by the Private Funds by converting the Predecessor Fund into a registered investment company structure that pursues the same investment strategies, since the New Fund’s investment objective and strategies are, in all materials respects, the same as those of the Predecessor Fund. The Board also took into account that the New Fund would not be offered to other investors unless and until such time as the Board determined to permit additional sales.

Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Board concluded that it was in the best interests of the New Fund to approve each of the Advisory Agreements for an initial term of two years.

Investment Advisory Agreement

Nature, Extent and Quality of Services to be Provided by the Adviser: With respect to the nature, extent and quality of services to be provided by the Adviser, the Independent Trustees considered the functions to be performed by the Adviser for the New Fund and the background and experience of the individuals to be responsible for the day-to-day management of the New Fund’s portfolio. The Independent Trustees also considered the nature and quality of services provided by GPIM in the past and the firm’s management capabilities demonstrated with respect to other registered investment companies for which GPIM or an affiliate serves as investment adviser/manager (collectively, “Guggenheim Funds”). With respect to the New Fund, the Board considered the Adviser’s

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited) (continued)

responsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other Guggenheim Funds. The Board also took into account information provided by Guggenheim in connection with Contract Renewal describing and illustrating the Adviser’s processes and activities for providing oversight of each investment sub-adviser’s investment strategies and compliance with investment restrictions, as well as information regarding the Adviser’s Sub-Advisory Oversight Committee. Moreover, in connection with the Board’s evaluation of the overall package of services to be provided by the Adviser, the Board considered the Adviser’s administrative capabilities, including its role in monitoring and coordinating compliance responsibilities with the fund administrator, transfer agent, distributor, custodian and other service providers to the New Fund.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments (the investment management business of Guggenheim Partners) reviewed with the Board the audited financial statements of Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), the holding company of the investment advisers (including GPIM), broker/dealers and other entities that comprise Guggenheim Investments.

The Board also considered the acceptability of the terms of the Investment Advisory Agreement (including the scope of services required to be performed by the Adviser), noting that the terms were consistent with the terms of the investment advisory/management agreements of other Guggenheim Funds. Based on the foregoing, and based on other information received (both oral and written) at the August Meeting and in connection with Contract Renewal, as well as other considerations, including the Board’s knowledge of the Adviser’s quality of performance of its duties for other Guggenheim Funds through Board meetings, discussions and reports throughout the year, the Board concluded that the Adviser and its personnel were qualified to serve the New Fund in such capacity.

Investment Performance: The Board noted that the New Fund seeks long-term capital appreciation and to generate returns in excess of the S&P 500 Total Return Index by investing in companies that use a Multi-stakeholder Management System (“MsMs”) approach to achieve sustainable corporate performance. Since management proposed the reorganization of the Predecessor Fund with and into the New Fund, the Board took into account performance data provided by Guggenheim regarding the performance of the Predecessor Fund as of March 31, 2014. In this respect, the Board noted that although the Predecessor Fund’s 1-year gross return of 19.49% ranked in the 78th percentile of the Morningstar Large Blend Category, the Predecessor Fund’s gross return since inception (September 1, 2011) of 19.59% ranked in the 43rd percentile of the same Morningstar Category. The Board also noted that the Predecessor Fund’s gross returns for each period underperformed the S&P 500 Index, but that the same strategy managed by Concinnity between January 1, 2009 and August 31, 2011, performed in the 5th, 9th and 54th percentile for the since-strategy inception, 5-year and 3-year periods, respectively. In light of all of the foregoing, the Board determined that performance was expected to be acceptable.

Comparative Fees, Costs of Services to be Provided and the Profits to be Realized by GPIM from its Relationship with the New Fund: The Board compared the New Fund’s proposed contractual advisory fee and total net expense ratio to its applicable peer group, as set forth in the FUSE report. The Board also reviewed the median and average advisory fees and expense ratios, including certain expense ratio components (e.g., distribution fees and fee waivers/reimbursements) of the peer group of funds. In this connection, the Board noted that the New Fund’s proposed contractual advisory fee and total expense ratio was above the median of the Fund’s peer group. The Board considered, however, that at this time investors in the New Fund would consist solely of the current investors in the Predecessor Fund, and that the New Fund has a lower contractual advisory fee and total expense ratio than the Predecessor Fund. In addition, GPIM does not charge a lower advisory fee for other funds or separate accounts with investment strategies comparable to those of the New Fund.

With respect to the costs of advisory services to be provided and estimated level of profitability, on the basis of the Trustees’ review of the fees to be charged by GPIM for investment advisory and related services, the Board concluded that it was too early to predict profitability from the New Fund, but the Trustees also noted that they would have the opportunity in the future to periodically re-examine this matter.

The Board considered other benefits to be available to GPIM because of its relationship with the New Fund and noted that GPIM may be deemed to benefit from arrangements whereby an affiliate, Rydex Fund Services, LLC, will receive fees for: (i) performing certain administrative functions and bookkeeping, accounting and pricing functions for the New Fund pursuant to a Fund Accounting and Administration Agreement; and (ii) acting as transfer agent for the New Fund and performing all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications, and acting as the dividend disbursing agent pursuant to a Transfer Agency Agreement. In this connection, the Trustees considered its prior review of the compensation arrangements for the provision of the foregoing services.

Economies of Scale to be Realized: With respect to economies of scale, the Board considered that the New Fund would not at this time be available to retail investors. The Board concluded that the advisory fee schedule reflected an appropriate level of sharing of any economies of scale. The Trustees also noted that they would have the opportunity in the future to periodically re-examine whether the New Fund had achieved economies of scale and the appropriateness of the advisory fees payable by the New Fund to GPIM.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

OTHER INFORMATION (Unaudited) (concluded)

Sub-Advisory Agreement

Nature, Extent and Quality of Services to be Provided by the Sub-Adviser: With respect to the nature, extent and quality of services to be provided by Concinnity to the New Fund, the Board reviewed the New Fund’s investment goal and Concinnity’s proposed investment strategy and method for implementing such investment strategy, including, but not limited to, the trading practices and investment decision processes to be employed for the Fund. In this connection, the Trustees also noted that the Sub-Adviser is experienced in identifying companies with elements of the MsMs management system. The Board also inquired about, discussed and considered information provided by Guggenheim management (both in writing and orally) regarding Concinnity’s personnel, including the capabilities and background of the Sub-Adviser’s investment personnel, operations, compliance processes, experience and performance as a hedge fund manager, experience working with GPIM, the scalability of the Sub-Adviser’s processes and procedures over time, and the firm’s financial condition. In this respect, the Board noted that it had been provided with Concinnity’s U.S. Return of Partnership Income on I.R.S. Form 1065. The Board also took into account Independent Legal Counsel’s discussion with the Board regarding Concinnity’s Form ADV and Brochure. With respect to Concinnity’s Compliance Manual and related Supplement, its Code of Ethics and compliance procedures, the Board also considered the assessment of the Chief Compliance Officer of the Trust as to the sufficiency of the Sub-Adviser’s Code of Ethics and compliance processes and procedures.

The Board also considered the acceptability of the terms of the proposed Sub-Advisory Agreement. Based on the foregoing, and based on other information received (both oral and written) at the August Meeting, as well as other considerations, including the GPIM’s knowledge of the Sub-Adviser’s quality of performance of its duties for the Predecessor Fund, the Trustees determined that the Sub-Adviser was qualified to serve the Capital Stewardship Fund in such capacity.

Investment Performance: The Board took into account performance data provided by Guggenheim regarding the performance of the Predecessor Fund as of March 31, 2014, since its inception on September 1, 2011, as well as the performance of the same strategy as managed by Concinnity between January 1, 2009 and August 31, 2011 (as set forth under “Investment Advisory Agreement—Investment Performance” above). In light of all of the foregoing, the Board determined that Concinnity’s performance was expected to be acceptable.

Comparative Fees, Costs of Services to be Provided and the Profits to be Realized by the Sub-Adviser from its Relationship with the New Fund: The Board reviewed the proposed level of sub-advisory fees payable to Concinnity, noting that the fees would be paid by GPIM and would not be additional fees to be borne by the New Fund. The Board also noted that the sub-advisory fees to be paid by GPIM to Concinnity were the product of arms-length negotiations between GPIM and Concinnity and the Board considered the allocation of the advisory fee charged to the New Fund between GPIM and Concinnity in light of the nature, extent and quality of the investment advisory services expected to be provided by GPIM and Concinnity.

The Board considered the extent to which Concinnity may derive ancillary benefits from the Fund’s operations and, in this regard, noted Concinnity’s statement that it will not receive any benefits other than compensation received under the Sub-Advisory Agreement.

The Board concluded that the level of investment sub-advisory fees was appropriate in light of the services to be provided.

Economies of Scale to be Realized: The Board recognized that, because the Sub-Adviser’s fees would be paid by GPIM and not the Fund, the analysis of economies of scale was more appropriate in the context of the Board’s consideration of the applicable Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement — Economies of Scale to be Realized” above.)

Overall Conclusions

Based on the foregoing, the Trustees determined that the proposed investment advisory fee for the New Fund is fair and reasonable in light of the extent and quality of the services to be provided and other benefits to be received and that the approval of each of the Advisory Agreements is in the best interests of the New Fund and its shareholders. In reaching this conclusion, no single factor was determinative. The Board, including all of the Independent Trustees, approved each of the Advisory Agreements for an initial term of two years.

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

		Term of Office		Number of Portfolios in
Name, Address* and Year of Birth	Position(s) Held with the Trust	and Length of Time Served**	Principal Occupation(s) During Past Five Years	Fund Complex Overseen	Other Directorships Held by Trustees

INDEPENDENT TRUSTEES

Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	92	Current: Trustee, Purpose, Inc. (2014-present).

Donald A. Chubb, Jr. (1946)	Trustee and Vice Chairman of the Board	Since 1994	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc.(1997-present).	88	None.

Jerry B. Farley (1946)	Trustee and Vice Chairman of the Audit Committee	Since 2005	Current: President, Washburn University(1997-present).	88	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust(2000-present).

Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and President, Roman Friedrich & Company (1998-present).	88	Current: Zincore Metals, Inc. (2009-present).
			Former: Senior Managing Director, MLV & Co. LLC (2010-2011).		Former: Mercator Minerals Ltd. (2013-2014); First. Americas Gold Corp.(2012-2014); Blue Sky Uranium Corp. (2011-2012);Axiom Gold and Silver Corp. (2011-2012);Stratagold Corp.(2003-2009); GFM Resources Ltd. (2005-2010).

Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2014	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	88	Current: Peabody Energy Company (2003-present); GP Natural Resource Partners, LLC (2002- present).

Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Nyberg & Cassioppi, LLC(2000-present). Former: Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	94	Current: Edward-Elmhurst Healthcare System(2012-present).

Maynard F. Oliverius (1943)	Trustee and Vice Chairman of the Contracts Review Committee	Since 1998	Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	88	None.

Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014	Current: Portfolio Consultant (2010-present).	91	Former: Bennett Group of Funds (2011-2013).
			Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management(1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999);Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).
INTERESTED TRUSTEE

Donald C. Cacciapaglia*** (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	220	Current: Delaware Life(2013-present); Guggenheim Life and Annuity Company(2011-present); Paragon Life Insurance Company of Indiana(2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.
**	Each Trustee serves an indefinite term, until his successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of his position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years

OFFICERS Joseph M. Arruda (1966)	Assistant Treasurer	Since 2010	Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

William H. Belden, III (1965)	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).

Mark J. Furjanic (1959)	Assistant Treasurer	Since 2014	Current: Vice President, Guggenheim Investments (2005-present); Assistant Treasurer, certain other funds in the Fund Complex (2008-present). Former: Senior Manager, Ernst & Young LLP (1999-2005).
James Howley (1972)	Assistant Treasurer	Since 2014	Current: Director, Guggenheim Investments (2004-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Amy J. Lee (1961)	Vice President and Chief Legal Officer	Since 1987 (Secretary) Since 2007 (Vice President)	Current: Chief Legal Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (April 2014-present); Associate, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).

Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012	Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC(2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Alison Santay (1974)	AML Officer	Since 2013	Current: AML Officer, certain other funds in the Fund Complex (2010-present); Director and AML Officer, Rydex Fund Services, LLC (2010-present); AML Officer, Security Investors, LLC (2010-present); Director, Shareholder Risk and Compliance, Rydex Fund Services, LLC (2004-present).

Former: AML Officer, Guggenheim Distributors, LLC (2013-March 2014).

Kimberly Scott (1974)	Assistant Treasurer	Since 2014	Current: Vice President, Guggenheim Investments (2012-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (April 2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer	Since 2014	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex(2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex(2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Security Distributors, Inc., Guggenheim Partners Investment Managers, LLC, and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited) (concluded)

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT

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Item 2.	Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Maynard Oliverius, a member of the Audit Committee of the Board, is an audit committee financial expert. Mr. Oliverius is “independent” for purposes of this item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the registrant’s principal accountant (the “Auditor”) for the audit of the registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $336,500 in 2013 and $439,950 in 2014. Prior year balances have been adjusted to reflect fees of the Predecessor Funds.

(b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2013 and $0 in 2014. These services consisted of financial reporting advisory services.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (“Service Affiliates”) which required pre-approval by the Audit Committee were $35,000 in 2013 and $35,000 in 2014, which related to the review of the transfer agent function.
__________

(c)	Tax Fees. The aggregate fees billed to the registrant in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $105,300 in 2013 and $129,360 in 2014. These services consisted of (i) preparation of U.S. federal, state and excise tax returns;

(ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2013 and $0 in 2014.
__________

(d)	All Other Fees. The aggregate fees billed to the registrant in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2013 and $0 in 2014.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (d) of this Item, which required pre-approval by the Audit Committee were $0 in 2013 and $0 in 2014.
__________

(e)	(1) Audit Committee Pre-Approval Policies and Procedures. The registrant’s Audit Committee has established policies and procedures for pre-approval of the auditor’s engagements for audit and non-audit services to the registrant. Pre-approval considerations include whether the proposed services are compatible with maintaining the auditor’s independence as specified in applicable rules.

(e)	(2) Percentage of Non-Audit Services Approved under (c)(7)(i)(C). The percentage of the services described in each of (b) through (d) of this Item 4 (only those that relate to the registrant) that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X was 0%, 0% and 0%, respectively.

(f)	Not applicable.

(g)	Non-Audit Fees. The aggregate non-audit fees were for audit-related and tax services rendered to the registrant, and rendered to Service Affiliates, for the Reporting Periods were $140,300 in 2013 and $164,360 in 2014.

(h)	Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Mangers of Closed-end Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.	Controls and Procedures.

(a)	The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b)	A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant)	Guggenheim Funds Trust

By (Signature and Title)*	/s/ Donald C. Cacciapaglia

Donald C. Cacciapaglia, President and Chief Executive Officer

Date__December 9, 2014________________________________________________________________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Donald C. Cacciapaglia

Donald C. Cacciapaglia, President and Chief Executive Officer

Date__December 9, 2014__________________________________________________________________

By (Signature and Title)*	/s/ John L. Sullivan

John L. Sullivan, Chief Financial Officer, Chief

Accounting Officer and Treasurer
Date__December 9, 2014____________________________________________
*  Print the name and title of each signing officer under his or her signature.